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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                        Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2008 through June 30, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                                                            [LOGO]PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Bond VCT Portfolio -- Class I and II Shares



                                                               SEMIANNUAL REPORT

                                                                   June 30, 2008



        Note: On November 9, 2007, Pioneer America Income VCT Portfolio was reorganized into Pioneer Bond VCT Portfolio.


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      6

  Financial Statements                                                        21

  Notes to Financial Statements                                               26

  Approval of Investment Advisory Agreement                                   31

  Trustees, Officers and Service Providers                                    34



This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/08
--------------------------------------------------------------------------------


Portfolio Diversification
(As a percentage of total investment in securities)


  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                  50.7%
U.S. Corporate Bonds                                                        26.7%
Collateralized Mortgage Obligations                                          8.2%
Senior Floating Rate Loans                                                   4.9%
Temporary Cash Investment                                                    4.2%
Asset Backed Securities                                                      3.9%
Municipal Bonds                                                              0.8%
Sovereign Issues                                                             0.5%
Preferred Stocks                                                             0.1%

Quality Distribution
(As a percentage of total investment in securities)


  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                          1.5%
AA                                                                           3.9%
A                                                                            6.2%
BBB                                                                         11.5%
BB                                                                           9.0%
B & Lower                                                                    3.5%
Treasury/Agency                                                             64.1%
Cash Equivalents                                                             0.3%

Five Largest Holdings
(As a percentage of total long-term holdings)*

 1. Government National Mortgage Association, 5.0%, 30 Year TBA             6.74%
 2. Fannie Mae-Aces, 6.3%, 4/25/19                                          1.82
 3. Federal National Mortgage Association, 4.78%, 12/1/12                   1.58
 4. U.S. Treasury Bonds, 6.25%, 8/15/23                                     1.48
 5. Federal National Mortgage Association, 5.0%, 3/1/33                     1.46

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/08
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share     6/30/08        12/31/07
  Class I                     $ 10.77        $ 10.87
  Class II                    $ 10.77        $ 10.87


                              Net
Distributions per Share       Investment     Short-Term         Long-Term
1/1/08 - 6/30/08              Income         Capital Gains      Capital Gains
  Class I                     $ 0.2744       $   -              $   -
  Class II                    $ 0.2612       $   -              $   -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Bond VCT Portfolio at net asset value, compared to that of the Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

             Pioneer Bond VCT       Pioneer Bond VCT        Lehman Brothers
            Portfolio, Class I     Portfolio, Class II   Aggregate Bond Index
            ------------------     -------------------   --------------------
6/98              10000                  10000                 10000
                  10043                  10018                 10315
6/00              10418                  10366                 10785
                  11561                  11475                 11997
6/02              12298                  12176                 13031
                  13419                  13253                 14387
6/04              13378                  13179                 14433
                  14229                  13983                 15414
6/06              14128                  13849                 15290
                  15001                  14668                 16226
6/08              16106                  15710                 17382

The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(as of June 30, 2008)

--------------------------------------------------------------------------------
                                                           Class I     Class II*
--------------------------------------------------------------------------------
10 Years                                                    4.88%        4.62%
5 Years                                                     3.72%        3.46%
1 Year                                                      7.37%        7.10%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Performance for periods prior to the inception of Class II shares on November 9, 2007, is based on the performance of Class I shares reduced to reflect the higher expenses of Class II shares.


Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from January 1, 2008 through June 30, 2008

       Share Class                                 I                II
       --------------------------------------------------------------------
       Beginning Account Value on 1/1/08       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/08         $ 1,016.00       $ 1,014.70
       Expenses Paid During Period*            $     3.11       $     4.36

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% and 0.87% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2008 through June 30, 2008

       Share Class                                 I               II
       -------------------------------------------------------------------
       Beginning Account Value on 1/1/08       $ 1,000.00       $ 1,000,00
       Ending Account Value on 6/30/08         $ 1,021.78       $ 1,020.54
       Expenses Paid During Period*            $     3.12       $     4.37

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% and 0.87% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/08
--------------------------------------------------------------------------------

Problems originating with subprime mortgages created escalating turmoil in the credit markets during the first half of 2008. As investors worried about credit risks and economic growth weakened, higher-quality securities turned in the best performance. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Bond VCT Portfolio during the six-month period ending June 30, 2008. Mr. Taubes is Head of U.S. Portfolio Management at Pioneer Investments and the leader of the team managing the Portfolio.

Q. How did the Portfolio perform during the six months ending June 30, 2008?

A. Pioneer Bond VCT Portfolio Class I and Class II shares returned 1.60% and 1.47%, respectively, at net asset value, during the period, outperforming market benchmarks and competitive variable annuity portfolios. The Lehman Aggregate Bond Index returned 1.13% for the six months, while the average return of the 39 variable annuity funds in the Lipper Corporate Debt, A-Rated, category was -0.26% for the period. On June 30, 2008, the 30-day SEC yield of Class I and Class II shares was 5.10% and 4.84%, respectively.

Q. What was the investment environment like during the six months?

A. The fixed-income markets, as well as the equity market, faced mounting challenges during the period as losses from subprime mortgages piled up, heightening doubts about credit risks in general. Signs of deceleration in the general economy, in part brought on by a decline in housing and deteriorating conditions in the mortgage market, raised further fears that the economy might be heading into a significant slump. In response, the U.S. Federal Reserve Board continued to act aggressively, cutting the influential Fed funds target rate from 4.25% to 2.00% over the six months while also adopting other policies intended to inject additional liquidity into the financial system and restore stability to the capital markets.

   Over the six months, investors sought out higher quality securities and tried to minimize exposure to credit risk. In general, the higher the credit quality of a security, the better it performed. U.S. Treasury securities turned in the best performance in fixed-income markets. U.S. agency mortgage-backed securities also performed positively, while lagging Treasuries. Lower-rated, higher-yielding corporate bonds and asset-backed securities slumped during the period, losing value.

Q. What were your principal strategies in this environment, and how did they affect the Portfolio's performance?

A. We invested to maintain a relatively high-quality positioning while protecting the Portfolio's yield. For most of the period the Portfolio emphasized U.S. agency mortgage-backed securities because of their superior yields when compared to Treasuries, while corporate bonds were underweighted relative to the indexes. In particular, the Portfolio underweighted investments in financial industry corporate bonds, as many major financial institutions had high vulnerability to the crisis in subprime mortgages. The Portfolio had virtually no investments in subprime-related securities, and only minimal exposure to commercial mortgage-backed securities, which also underperformed. At the end of the six months, the average credit quality of the Portfolio's holdings was AA-.

   Supporting performance was the Portfolio's relatively underweighted position in corporate bonds during the period, especially the low exposure to finance industry bonds. However, a de-emphasis of Treasuries in favor of U.S. agency mortgages held back results on a total return basis during the period, even while it helped produce more yield. Treasuries performed better because of their price gains. Investments in lower-quality corporates and in commercial mortgage-backed securities, while relatively low, also proved to be drags on performance during the period. Among individual bond holdings, investments in securities of Constellation Brands helped the Portfolio's investment results, as did the decision in the midst of the market downturn to add some higher quality municipal securities that offered greater yields than Treasuries. However, the Portfolio's small position in bonds of Ambac Financial Group, a bond insurance company, detracted from results because of the company's exposure to securities with exposures to subprime mortgages.

A Word About Risk:

When interest rates rise, the prices of fixed- income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high yield or lower-rated securities are subject to greater-than-average risk. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   During a time when interest rates declined, the Portfolio's long-duration positioning tended to help results. At the end of period, the average maturity of Portfolio holdings was 6.80 years, and the effective duration was 4.34 years. We had shortened the Portfolio's duration somewhat near the end of the period as the potential for further rate declines diminished, in our view.

   In the spring of 2008, after Treasuries had rallied, we added to the Portfolio's corporate positions to take advantage of opportunities in securities that we believed were priced very cheaply. We also retained the Portfolio's emphasis on agency mortgages because we thought their prices were inexpensive. We reduced further the Portfolio's investments in Treasuries, which we thought had become relatively expensive after outperforming for an extended period of time. Yields of Treasuries were lower than recent rates of inflation. At the end of the fiscal year, on June 30, 2008, 56.9% of Portfolio assets were invested in pass-through securities, virtually all in agency mortgages, while 17.3% of assets were invested in industrial bonds. Treasuries accounted for less than 9.1% of assets.

   In the final month of the period, Fannie Mae and Freddie Mac, the two largest mortgage institutions in the United States, came under pressure from the continuing fallout over subprime mortgages. The Portfolio had no investments in direct obligations of either Fannie Mae or Freddie Mac, but did have positions in guaranteed mortgage pools of the two institutions. More importantly, the Portfolio was significantly underweighted in unsecured agency debt, relative to the Lehman Aggregate Index. The Portfolio did not own any preferred or common equity in either Fannie Mae or Freddie Mac.

Q. What is your investment outlook?

A. While economic growth has weakened and inflationary pressures have risen, we do not believe the economic outlook is as dire as some observers have indicated. Despite all its problems, the economy still grew at a 1% rate, as measured by gross domestic product, in the first quarter of the year, and growth is likely to be positive for the second quarter as well. While the housing and automotive industries clearly are at recession levels, other parts of the economy are holding up well. Investments in energy production and exploration are up, consumer spending has proven to be resilient, and export activities are helping to support overall economic growth.

   The interest-rate cuts of the Federal Reserve Board, which took place gradually over the past 10 months, should begin to be felt in the economy, providing stimulus to growth and an eventual return to more normal market conditions.



Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

            Floating       S&P/Moody's
   Shares   Rate(c)        Ratings                                                                                     Value
                                         PREFERRED STOCK - 0.1%
                                         Insurance - 0.1%
                                         Life & Health Insurance - 0.1%
    4,800                                Delphi Financial Group, 7.376% 5/15/37                                  $    91,200
                                                                                                                 -----------
                                         Total Insurance                                                         $    91,200
                                                                                                                 -----------
                                         TOTAL PREFERRED STOCK
                                         (Cost $120,000)                                                         $    91,200
                                                                                                                 -----------
Principal
Amount($)
                                         ASSET BACKED SECURITIES - 4.0%
                                         Energy - 0.5%
                                         Oil & Gas Equipment & Services - 0.5%
  255,000                  A/Aa3         Nakilat, Inc., 6.267%, 12/31/33 (144A)                                  $   226,517
  100,000       7.74       NR/NR         Sevan Marine ASA, Floating Rate Note, 5/14/13 (144A)                         93,000
                                                                                                                 -----------
                                                                                                                 $   319,517
                                                                                                                 -----------
                                         Total Energy                                                            $   319,517
                                                                                                                 -----------
                                         Consumer Services - 0.3%
                                         Restaurants - 0.3%
  200,000                  BB/Ba3        Dunkin Brands Master Finance LLC, 8.28%, 6/20/31 (144A)                 $   172,987
                                                                                                                 -----------
                                         Total Consumer Services                                                 $   172,987
                                                                                                                 -----------
                                         Food & Drug Retailing - 0.2%
                                         Food Retail - 0.2%
  155,000                  BB/Aaa        Dominos Pizza Master Issuer LL, 7.629%, 4/25/37                         $   120,125
                                                                                                                 -----------
                                         Total Food & Drug Retailing                                             $   120,125
                                                                                                                 -----------
                                         Banks - 1.2%
                                         Thrifts & Mortgage Finance - 1.2%
  100,000       2.58       AAA/Aaa       Carrington Mortgage, Variable Rate Note, 10/25/36                       $    95,254
  128,000       2.63       AAA/Aaa       CMLTI 2006-WFH2 A2A, Floating Rate Note, 8/25/36                            119,721
  223,000       2.90       AA+/Aa1       Countrywide Asset-Backed Cert, Floating Rate Note, 8/25/35                  201,522
  350,000                  AAA/Aaa       GMAC Commercial Mortgage Securities, Inc., 4.864%, 12/10/41                 333,042
  138,415                  AAA/Aaa       Local Insight Media Finance Ll, 5.88%, 10/23/37                             113,786
                                                                                                                 -----------
                                                                                                                 $   863,325
                                                                                                                 -----------
                                         Total Banks                                                             $   863,325
                                                                                                                 -----------
                                         Diversified Financials - 0.8%
                                         Consumer Finance - 0.1%
  100,000       2.92       AA+/Aa1       RASC 2005-KS7 M1, Floating Rate Note, 8/25/35                           $    84,599
                                                                                                                 -----------
                                         Investment Banking & Brokerage - 0.3%
   98,897       2.91       AA/Aa2        GSAMP Trust, Floating Rate Note, 3/25/35                                $    87,194
  110,000       2.64       AAA/Aa1       MLMI 2006-AR1 A2C, Floating Rate Note, 3/25/37                               88,757
                                                                                                                 -----------
                                                                                                                 $   175,951
                                                                                                                 -----------
                                         Other Diversified Financial Services - 0.4%
  146,887                  NR/Aaa        CMSI 2006-1 3A1, 5.0%, 2/25/36                                          $   131,144
  120,000       2.99       AA+/Aa1       Countrywide Asset Backed Certificates, Floating Rate Note, 11/25/35         108,791
   32,955       2.67       AAA/Aaa       FFML 2006-FF4 A2, Floating Rate Note, 3/25/36                                31,235
   16,844       3.02       AAA/Aaa       First Franklin Mortgage Loan Asset Backed Cert, Floating Rate
                                         Note, 9/24/34                                                                15,074
   56,175                  BBB/Baa2      Power Receivables Finance, 6.29%, 1/1/12 (144A)                              57,470
                                                                                                                 -----------
                                                                                                                 $   343,714
                                                                                                                 -----------
                                         Total Diversified Financials                                            $   604,264
                                                                                                                 -----------


6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal Floating      S&P/Moody's
  Amount ($) Rate (c)      Ratings                                                                             Value
                                         Utilities - 1.0%
                                         Electric Utilities - 0.7%
      98,755               BBB-/Baa3     Crocket Cogeneration, 5.869%, 3/30/25 (144A)                    $    88,725
     107,645               BB-/Ba2       FPL Energy National Wind, 6.125%, 3/25/19 (144A)                    106,433
     148,056               BB/Ba2        FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)                     148,053
     144,995               BB/Ba2        Tenaska Alabama, 7.0%, 6/30/21 (144A)                               136,988
                                                                                                         -----------
                                                                                                         $   480,199
                                                                                                         -----------
                                         Independent Power Producer & Energy Traders - 0.3%
     198,058               AAA/Aaa       New Valley Generation I, 7.299%, 3/15/19                        $   223,647
                                                                                                         -----------
                                         Total Utilities                                                 $   703,846
                                                                                                         -----------
                                         TOTAL ASSET BACKED SECURITIES
                                         (Cost $2,883,390)                                               $ 2,784,064
                                                                                                         -----------
                                         COLLATERALIZED MORTGAGE OBLIGATIONS - 8.5%
                                         Materials - 0.4%
                                         Forest Products - 0.4%
     315,000               AAA/Aaa       TSTAR 2006-1A A, 5.668%, 10/15/36                               $   297,675
                                                                                                         -----------
                                         Total Materials                                                 $   297,675
                                                                                                         -----------
                                         Banks - 3.3%
                                         Thrifts & Mortgage Finance - 3.3%
     160,000               AAA/Aaa       Banc of America Commercial Mortgage, Inc., 4.877%, 7/10/42      $   152,638
     336,854               AAA/Aaa       Chase Mortgage Finance Corp., 5.5%, 5/25/37                         331,710
     175,000               AAA/Aaa       GS Mortgage Securities Corp. II, 7.12%, 11/18/29                    184,169
      11,628     2.88      AAA/Aaa       Impac Securities Assets Corp., Floating Rate Note, 11/25/34           8,497
     200,000               AAA/Aaa       JP Morgan Mortgage Trust, 4.5%, 8/25/19                             186,455
     277,547               AAA/Aaa       JP Morgan Mortgage Trust, 6.0%, 8/25/34                             264,711
     100,000               AAA/Aaa       JPMCC 2002-C3 B, 5.146%, 7/12/35                                     97,719
     100,000               AAA/Aaa       JPMCC 2004-PNC1 A3, 5.299%, 6/12/41                                  99,000
     250,000     5.54      AAA/Aaa       SASC 2007 BHC1 A1, Floating Rate Note, 12/18/49                     172,083
      60,000               NR/Ba1        SBA CMBS Trust, 6.709%, 11/15/36                                     54,349
      40,000               AA/Aa2        T SRA R 2006-1 B, 5.7467%, 10/15/36                                  35,800
     400,000               AAA/Aaa       Wachovia Bank Commercial Mortgage Trust, 4.803%, 10/15/41           378,941
     202,050     2.71      AAA/Aaa       WAMU Mortgage Pass-Through, Floating Rate Note, 4/25/45             158,762
     100,000               AAA/Aaa       WBCMT 2003-C9 B, 5.109%, 12/15/35                                    96,726
      18,498               AAA/Aaa       Wells Fargo Mortgage Backed Security, 5.25%, 12/25/33                17,320
                                                                                                         -----------
                                                                                                         $ 2,238,880
                                                                                                         -----------
                                         Total Banks                                                     $ 2,238,880
                                                                                                         -----------


   The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

  Principal  Floating   S&P/Moody's
 Amount ($)  Rate (c)   Ratings                                                                           Value
                                       Diversified Financials - 2.1%
                                       Other Diversified Financial Services - 2.1%
    299,004              AAA/Aaa       CS First Boston Mortgage Security, 3.5%, 7/25/18             $   279,246
     36,673              AA/Aa2        CS First Boston Mortgage Security, 7.0%, 5/25/32                  27,116
     19,620              AAA/Aaa       First Horizon Mortgage Pass-Through Trust, 5.0%, 3/25/18          19,105
    189,640              AAA/NR        JP Morgan Alternative Loan Trust, 6.0%, 3/25/36                  177,611
    325,998              AAA/AAA       Mastr Alternative Loans Trust, 6.0%, 7/25/34                     302,771
     44,868              AAA/Aaa       Morgan Stanley Capital I, 5.25%, 12/25/17                         43,325
     16,494              AAA/Aaa       Morgan Stanley Capital I, 7.0%, 7/25/33                           15,793
     57,466              AAA/Aaa       RALI 2005-QA10 A41, 5.7412%, 9/25/35                              48,843
    169,044              AAA/Aaa       Residential Funding Mortgage Security I, 5.5%, 11/25/35          166,671
      5,962              AAA/Aaa       Salomon Brothers Mortgage Securities CMON, 8.0%, 9/25/30           5,927
    450,000              NR/Ba2        Tower 2004-2A F, 6.376%, 12/15/14                                386,325
                                                                                                    -----------
                                                                                                    $ 1,472,733
                                                                                                    -----------
                                       Total Diversified Financials                                 $ 1,472,733
                                                                                                    -----------
                                       Government - 2.7%
                                       Government - 2.7%
  1,235,489              AAA/Aaa       Fannie Mae-Aces, 6.3%, 4/25/19                               $ 1,245,956
     61,942              NR/NR         Federal Home Loan Bank, 5.0%, 1/15/16                             62,739
     12,859              AAA/Aaa       Federal Home Loan Mortgage Corp., 4.5%, 4/15/13                   12,852
    150,000              AAA/Aaa       Freddie Mac, 3.8%, 1/15/18                                       143,207
    350,000              AAA/Aaa       Freddie Mac, 5.5%, 7/15/28                                       357,570
     43,268              AAA/Aaa       Freddie Mac, 6.1%, 9/15/18                                        44,326
                                                                                                    -----------
                                                                                                    $ 1,866,650
                                                                                                    -----------
                                       Total Government                                             $ 1,866,650
                                                                                                    -----------
                                       TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                       (Cost $6,150,587)                                            $ 5,875,938
                                                                                                    -----------
                                       CORPORATE BONDS - 27.5%
                                       Energy - 1.8%
                                       Integrated Oil & Gas - 0.4%
     60,000              BBB+/Baa1     Marathon Oil Corp., 5.9%, 3/15/18                            $    59,298
    215,000              BBB/Baa2      Petro-Canada, 4.0%, 7/15/13                                      200,660
                                                                                                    -----------
                                                                                                    $   259,958
                                                                                                    -----------
                                       Oil & Gas Exploration & Production - 0.7%
    135,000              BBB/Baa2      Canadian Natural Resource, 5.9%, 2/1/18                      $   134,136
    158,380              BBB+/NR       Gazprom International SA, 7.201%, 2/1/20                         157,984
    160,000              BBB-/Baa3     Panoche Energy Center, 6.885%, 7/31/29 (144A)                    164,352
     30,870              A/Aa2         Ras Laffan Liquid Natural Gas 3.437%, 9/15/09 (144A)              30,923
                                                                                                    -----------
                                                                                                    $   487,395
                                                                                                    -----------
                                       Oil & Gas Refining & Marketing - 0.1%
     50,000              BBB-/Baa2     Boardwalk Pipelines LLC, 5.5%, 2/1/17                        $    46,593
                                                                                                    -----------
                                       Oil & Gas Storage & Transportation - 0.6%
     90,000              BBB/Baa2      Buckeye Partners LP, 6.05%, 1/15/18                          $    88,340
    125,000              B+/B1         Holly Energy Partners LP, 6.25%, 3/1/15                          113,125
    250,000              BBB-/Baa3     NGPL Pipeco LLC, 6.514%, 12/15/12 (144A)                         253,815
                                                                                                    -----------
                                                                                                    $   455,280
                                                                                                    -----------
                                       Total Energy                                                 $ 1,249,226
                                                                                                    -----------


8   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal  Floating     S&P/Moody's
 Amount ($)  Rate (c)    Ratings                                                                         Value
                                       Materials - 1.3%
                                       Aluminum - 0.4%
   285,000               B/B3          Novelis, Inc., 7.25%, 2/15/15                               $   269,325
                                                                                                   -----------
                                       Commodity Chemicals - 0.2%
   135,000               B+/Ba3        Nova Chemicals, Ltd., 6.5%, 1/15/12                         $   120,825
                                                                                                   -----------
                                       Fertilizers & Agricultural Chemicals - 0.3%
   220,000               BBB+/Baa1     Potash Corp. Saskatchewan, 4.875%, 3/1/13                   $   219,433
                                                                                                   -----------
                                       Steel - 0.4%
   260,000               BBB+/Baa2     Arcelormittal, 6.125%, 6/1/18 (144A)                        $   254,087
    60,000               A+/A1         Nucor Corp., 5.0%, 12/1/12                                       60,327
                                                                                                   -----------
                                                                                                   $   314,414
                                                                                                   -----------
                                       Total Materials                                             $   923,997
                                                                                                   -----------
                                       Capital Goods - 0.5%
                                       Aerospace & Defense - 0.3%
   190,000               A+/A2         Boeing Co., 5.125%, 2/15/13                                 $   193,780
                                                                                                   -----------
                                       Electrical Component & Equipment - 0.1%
    49,941               NR/WD         Orcal Geothermal, 6.21%, 12/30/20 (144A)                    $    50,914
                                                                                                   -----------
                                       Trading Companies & Distributors - 0.1%
   100,000               BBB/Baa2      Glencore Funding LLC, 6.0%, 4/15/14 (144A)                  $    95,525
                                                                                                   -----------
                                       Total Capital Goods                                         $   340,219
                                                                                                   -----------
                                       Commercial Services & Supplies - 0.5%
                                       Office Services & Supplies - 0.5%
   365,000               A/A1          Pitney Bowes, Inc., 5.6%, 3/15/18                           $   358,806
                                                                                                   -----------
                                       Total Commercial Services & Supplies                        $   358,806
                                                                                                   -----------
                                       Transportation - 1.0%
                                       Railroads - 1.0%
   135,000               BBB/Baa1      Burlington Sante Fe Corp., 5.75%, 3/15/08                   $   131,950
   235,000               BB-/B1        Kansas City Southern Mex, 7.625%, 12/1/13                       227,950
   305,000               BBB/Baa2      Union Pacific Corp., 5.7%, 8/15/18                              297,632
                                                                                                   -----------
                                                                                                   $   657,532
                                                                                                   -----------
                                       Total Transportation                                        $   657,532
                                                                                                   -----------
                                       Automobiles & Components - 0.2%
                                       Auto Parts & Equipment - 0.2%
   155,000               B+/B3         Lear Corp., 8.75%, 12/1/16                                  $   120,900
                                                                                                   -----------
                                       Total Automobiles & Components                              $   120,900
                                                                                                   -----------
                                       Consumer Durables & Apparel - 0.7%
                                       Homebuilding - 0.3%
   250,000               BBB-/BBB-     C10 Capital SPV, Ltd., Floating Rate Note, 12/31/49 (b)     $   229,568
                                                                                                   -----------
                                       Household Appliances - 0.4%
   255,000               BBB/Baa2      Whirlpool Corp., 5.5%, 3/1/13                               $   251,994
                                                                                                   -----------
                                       Total Consumer Durables & Apparel                           $   481,562
                                                                                                   -----------
                                       Consumer Services - 0.4%
                                       Education Services - 0.4%
   150,000               AAA/Aaa       President & Fellows of Harvard, 3.7%, 4/1/13                $   148,710
   105,000               AAA/Aaa       President & Fellows of Harvard, 6.3%, 10/1/37                   109,306
                                                                                                   -----------
                                                                                                   $   258,016
                                                                                                   -----------
                                       Total Consumer Services                                     $   258,016
                                                                                                   -----------


   The accompanying notes are an integral part of these financial statements.  9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

 Principal   Floating    S&P/Moody's
Amount ($)   Rate (c)    Ratings                                                                Value
                                       Media - 0.6%
                                       Broadcasting & Cable Television - 0.6%
   100,000               BBB/Baa2      British Sky Broadcasting, 6.1%, 2/15/18 (144A)     $    98,368
   135,000               BBB+/Baa2     Comcast Corp., 5.3%, 1/15/14                           130,861
   165,000               BBB+/Baa1     Grupo Telivisa S.A., 6.0%, 5/15/18 (144A)              160,469
                                                                                          -----------
                                                                                          $   389,698
                                                                                          -----------
                                       Total Media                                        $   389,698
                                                                                          -----------
                                       Retailing - 0.3%
                                       Specialty Stores - 0.3%
   215,000               B-/B3         Sally Holdings, 9.25%, 11/15/14 (144A)             $   206,400
                                                                                          -----------
                                       Total Retailing                                    $   206,400
                                                                                          -----------
                                       Food, Beverage & Tobacco - 1.7%
                                       Agricultural Products - 0.4%
   250,000               A/A2          Cargill, Inc., 5.2%, 1/22/13 (144A)                $   247,601
                                                                                          -----------
                                       Brewers - 0.4%
   280,000               BBB+/Baa1     Miller Brewing Co., 5.5%, 8/15/13 (144A)           $   286,156
                                                                                          -----------
                                       Distillers & Vintners - 0.4%
   265,000               BB-/Ba3       Constellation Brands, Inc. 8.375%, 12/15/14        $   268,313
                                                                                          -----------
                                       Soft Drinks - 0.4%
   280,000               A/A2          Bottling Group LLC, 5.0%, 11/15/13                 $   280,651
                                                                                          -----------
                                       Tobacco - 0.1%
   100,000               A/A3          UST, Inc., 5.75%, 3/1/18                           $    99,406
                                                                                          -----------
                                       Total Food, Beverage & Tobacco                     $ 1,182,127
                                                                                          -----------
                                       Health Care Equipment & Services - 0.5%
                                       Health Care Facilities - 0.2%
    70,000               BB-/B2        HCA, Inc., 9.125%, 11/15/14                        $    71,575
    75,000               BB-/B2        HCA, Inc., 9.625%, 11/15/16                             77,250
                                                                                          -----------
                                                                                          $   148,825
                                                                                          -----------
                                       Managed Health Care - 0.3%
   195,000               A-/Baa1       United Health Group, 4.875%, 2/15/13               $   188,690
                                                                                          -----------
                                       Total Health Care Equipment & Services             $   337,515
                                                                                          -----------
                                       Pharmaceuticals & Biotechnology - 0.7%
                                       Biotechnology - 0.5%
   335,000               BBB/Baa3      Biogen IDEC, 6.0%, 3/1/13                          $   332,425
                                                                                          -----------
                                       Pharmaceuticals - 0.2%
   130,000               B+/Ba3        Valeant Pharmaceuticals, 7.0%, 12/15/11            $   134,550
                                                                                          -----------
                                       Total Pharmaceuticals & Biotechnology              $   466,975
                                                                                          -----------
                                       Banks - 3.4%
                                       Diversified Banks - 2.0%
   500,000               AAA/Aaa       Farmer Mac GTD, 5.125%, 4/19/17 (144A)             $   537,200
    90,000               A/Aa3         Korea Development Bank, 5.3%, 1/17/13                   89,333
   100,000               BB+/Baa2      TNK-BP Finance SA, 6.625%, 3/20/17 (144A)               88,500
    65,000               BB+/Baa2      TNK-BP Finance SA, 7.5%, 7/18/16 (144A)                 61,503
   210,000               AA-/Aa2       Wachovia Bank NA, 6.0%, 11/15/17                       196,086
   210,000               AA-/Aa3       Wachovia Corp., 5.75%, 6/15/17                         193,667
   200,000               AA+/Aa1       Wells Fargo Co., 4.375%, 1/31/13                       193,661
                                                                                          -----------
                                                                                          $ 1,359,950
                                                                                          -----------


10   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal Floating    S&P/Moody's
  Amount ($) Rate (c)    Ratings                                                                          Value
                                       Regional Banks - 0.7%
   220,000               AA-/Aa2       Barclays Plc, 6.05%, 12/4/17                                 $   215,643
    55,000               A-/A2         Keycorp, 6.5%, 5/14/13                                            49,107
   250,000               A+/A1         PNC Bank NA, 6.0%, 12/7/17                                       236,657
                                                                                                    -----------
                                                                                                    $   501,407
                                                                                                    -----------
                                       Thrifts & Mortgage Finance - 0.7%
   250,000               BBB/Baa1      Sovereign Bancorp, 8.75%, 5/30/18                            $   238,431
   250,000       2.96    BBB+/Baa2     Washington Mutual Bank, Floating Rate Note, 5/1/09               230,010
                                                                                                    -----------
                                                                                                    $   468,441
                                                                                                    -----------
                                       Total Banks                                                  $ 2,329,798
                                                                                                    -----------
                                       Diversified Financials - 5.1%
                                       Asset Management & Custody Banks - 0.5%
   205,000               A-/A3         Eaton Vance Corp., 6.5%, 10/2/17                             $   206,807
   145,000               A+/Aa3        Mellon Funding Corp., 5.5%, 11/15/18                             134,071
                                                                                                    -----------
                                                                                                    $   340,878
                                                                                                    -----------
                                       Consumer Finance - 0.8%
   250,000               A+/Aa3        American Express Bank FSB, 5.5%, 4/16/13                     $   244,445
   415,000       4.00    BBB-/Baa2     SLM Corp., Floating Rate Note, 7/25/14                           334,295
                                                                                                    -----------
                                                                                                    $   578,740
                                                                                                    -----------
                                       Investment Banking & Brokerage - 0.8%
   200,000               A/A1          Merrill Lynch & Co., 5.45%, 2/5/13                           $   188,640
   380,000               A+/Aa3        Morgan Stanley Dean Witter, Floating Rate Note, 4/1/18           360,060
                                                                                                    -----------
                                                                                                    $   548,700
                                                                                                    -----------
                                       Other Diversified Financial Services - 1.0%
   250,000               AAA/Aaa       Aid-Egypt, 4.45%, 9/15/15                                    $   252,133
   150,000               AA-/Aa2       JP Morgan Chase & Co., 6.0%, 1/15/18                             146,121
   270,000               A-/A2         WEA Finance LLC, 7.125%, 4/15/18                                 276,776
                                                                                                    -----------
                                                                                                    $   675,030
                                                                                                    -----------
                                       Specialized Finance - 2.0%
   320,000               A-/Baa1       CIT Group, Inc., 7.625%, 11/30/12                            $   265,977
   371,849               NR/Baa3       Coso Geothermal Power, 7.0%, 7/15/26 (144A)                      361,623
   340,000               BBB+/Baa1     GATX Financial Corp., 6.0%, 2/15/18                              330,373
   180,000               A+/A1         National Rural Utilities Corp., 5.45%, 2/1/18                    175,050
   250,000               AA+/Aaa       Private Export Funding, 3.375%, 2/15/09                          250,942
                                                                                                    -----------
                                                                                                    $ 1,383,965
                                                                                                    -----------
                                       Total Diversified Financials                                 $ 3,527,313
                                                                                                    -----------
                                       Insurance - 2.9%
                                       Life & Health Insurance - 0.7%
   345,000               B+/B2         Presidential Life Corp., 7.875%, 2/15/09                     $   344,138
   140,000               A+/A3         Prudential Financial, 5.15%, 1/15/13                             136,454
                                                                                                    -----------
                                                                                                    $   480,592
                                                                                                    -----------
                                       Multi-Line Insurance - 1.4%
   335,000               A+/A1         American General Finance, 6.9%, 12/15/17                     $   291,974
   265,000               BBB-/Baa3     Hanover Insurance Group, 7.625%, 10/15/25                        229,510
   155,000               A+/A1         International Lease, 6.375%, 3/25/13                             141,479
   275,000               BB+/Baa3      Liberty Mutual Group, 7.0%, 3/15/37 (144A)                       231,650
    65,000      10.75    BB+/Baa3      Liberty Mutual Group, Floating Rate Note, 6/15/58 (144A)          62,238
                                                                                                    -----------
                                                                                                    $   956,851
                                                                                                    -----------


  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

   Principal Floating    S&P/Moody's
  Amount ($) Rate (c)    Ratings                                                                          Value
                                       Property & Casualty Insurance - 0.5%
     3,000       6.15    BBB+/Baa1     Ambac Financial Group, Inc., Floating Rate Note, 2/15/37     $       482
   255,000               BB/NR         Kingsway America, Inc., 7.5%, 2/1/14                             223,125
   145,000      14.00    A/Baa1        MBIA, Inc., Floating Rate Note, 1/15/33 (144A)                    60,175
   100,000               BBB/Baa2      Ohio Casualty Corp., 7.3%, 6/15/14                               100,434
                                                                                                    -----------
                                                                                                    $   384,216
                                                                                                    -----------
                                       Reinsurance - 0.3%
   210,000               BBB/NA        Platinum Underwriters HD, 7.5%, 6/1/17                       $   197,285
                                                                                                    -----------
                                       Total Insurance                                              $ 2,018,944
                                                                                                    -----------
                                       Real Estate - 1.2%
                                       Real Estate Management & Development - 0.5%
   250,000               BB-/Ba3       Forest City Enterprises, 6.5%, 2/1/17                        $   217,500
   150,000               BB-/Ba3       Forest City Enterprises, 7.625%, 6/1/15                          139,500
                                                                                                    -----------
                                                                                                    $   357,000
                                                                                                    -----------
                                       Real Estate Investment Trusts - 0.7%
   260,000               BBB-/Baa2     Health Care, Inc., 6.0%, 11/15/13                            $   248,490
   185,000               AAA/Aaa       Trustreet Properties, Inc., 7.5%, 4/1/15                         197,250
    55,000               BBB-/Ba1      Ventas Realty Capital Corp., 7.125%, 6/1/15 (144A)                53,694
                                                                                                    -----------
                                                                                                    $   499,434
                                                                                                    -----------
                                       Total Real Estate                                            $   856,434
                                                                                                    -----------
                                       Software & Services - 0.5%
                                       Data Processing & Outsourced Services - 0.5%
   370,000               B/B3          First Data Corp., 9.875%, 9/24/15 (144A)                     $   321,900
                                                                                                    -----------
                                       Total Software & Services                                    $   321,900
                                                                                                    -----------
                                       Technology Hardware & Equipment - 0.4%
                                       Electronic Equipment & Instruments - 0.2%
   135,000               BBB-/Ba1      Agilent Technologies, Inc, 6.5%, 11/1/17                     $   131,494
                                                                                                    -----------
                                       Technology Distributors - 0.2%
   150,000               BB+/Ba1       Anixter International Corp., 5.95%, 3/1/15                   $   132,000
                                                                                                    -----------
                                       Total Technology Hardware & Equipment                        $   263,494
                                                                                                    -----------
                                       Semiconductors - 0.3%
                                       Semiconductor Equipment - 0.3%
   200,000               BBB/Baa1      Klac Instruments Corp 6.9%, 5/1/18                           $   196,073
                                                                                                    -----------
                                       Total Semiconductors                                         $   196,073
                                                                                                    -----------
                                       Telecommunication Services - 0.4%
                                       Integrated Telecommunication Services - 0.4%
   300,000               A/A2          AT&T, Inc., 5.5%, 2/1/18                                     $   290,702
    10,000               BBB/Baa2      Telecom Italia Capital, 4.875%, 10/1/10                            9,917
                                                                                                    -----------
                                                                                                    $   300,619
                                                                                                    -----------
                                       Total Telecommunication Services                             $   300,619
                                                                                                    -----------


12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal   Floating    S&P/Moody's
Amount ($)   Rate (c)    Ratings                                                                               Value
                                       Utilities - 3.1%
                                       Electric Utilities - 1.4%
    30,000               BBB/Baa2      Commonwealth Edison, 6.15%, 9/15/17                               $    29,918
    65,000               A-/Baa2       Dominion Resources, Inc., 6.4%, 6/15/18                                65,577
    90,000               BBB+/Baa3     Entergy Gulf States, 5.7%, 6/1/15                                      87,072
   235,000               BB-/Ba3       Intergen NV, 9.0%, 6/30/17                                            243,225
   200,000               BBB+/Baa2     Israel Electric Corp. Lt, 7.25%, 1/15/19 (144A)                       204,152
   140,000               BBB-/Baa3     Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                      132,766
   225,000               BBB+/Baa2     West Penn Power Co., 5.95%, 12/15/17                                  225,345
                                                                                                         -----------
                                                                                                         $   988,055
                                                                                                         -----------
                                       Gas Utilities - 0.6%
   265,000               A-/A3         Questar Pipeline Co., 5.83%, 2/1/18                               $   264,960
   185,000               BB/Ba1        Southern Union Co., 7.2%, 11/1/66                                     149,282
                                                                                                         -----------
                                                                                                         $   414,242
                                                                                                         -----------
                                       Independent Power Producer & Energy Traders - 0.3%
   235,000               CCC/B3        TXU Energy Co., 10.25%, 11/1/15                                   $   230,300
                                                                                                         -----------
                                       Multi-Utilities - 0.8%
   160,000               BB/Ba2        NSG Holdings LLC, 7.75%, 12/15/25 (144A)                          $   157,600
   315,000               BBB+/Baa1     NY State Gas and Electric, 6.15%, 12/15/17 (144A)                     312,145
   115,000               BB+/Baa3      Public Service of New Mexico, 7.95%, 5/15/18                          118,321
                                                                                                         -----------
                                                                                                         $   588,066
                                                                                                         -----------
                                       Total Utilities                                                   $ 2,220,663
                                                                                                         -----------
                                       TOTAL CORPORATE BONDS
                                       (Cost $19,717,163)                                                $19,008,211
                                                                                                         -----------
                                       U.S. GOVERNMENT AGENCY OBLIGATIONS - 52.4%
   100,000                             Federal Farm Credit Bank, 5.88%, 9/8/08                           $   100,604
   250,000                             Federal Home Loan Bank, 4.0%, 2/12/10                                 253,646
   303,000                             Federal Home Loan Bank, 5.0%, 12/14/18                                283,161
 1,067,703                             Federal Home Loan Mortgage Corp., 4.5%, 4/1/22 - 5/1/35               998,087
 1,422,618                             Federal Home Loan Mortgage Corp., 5.0%, 12/1/21 - 12/1/35           1,391,275
   250,000                             Federal Home Loan Mortgage Corp., 5.25%, 4/3/12                       253,142
   427,094                             Federal Home Loan Mortgage Corp., 5.5%, 9/1/33 - 3/1/37               422,450
 1,255,348                             Federal Home Loan Mortgage Corp., 6.0%, 10/1/32 - 1/1/34            1,275,816
   338,048                             Federal Home Loan Mortgage Corp., 6.5%, 3/1/11 - 7/1/32               351,470
   199,810                             Federal Home Loan Mortgage Corp., 7.0%, 8/1/22 - 10/1/46              209,570
    18,638                             Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                         20,116
   724,086                             Federal National Mortgage Association, 4.0%, 7/1/18 - 3/1/36          661,096
   726,015                             Federal National Mortgage Association, 4.5%, 4/1/19 - 7/1/38          681,812
 1,087,635                             Federal National Mortgage Association, 4.78%, 12/1/12               1,082,570
 3,147,510                             Federal National Mortgage Association, 5.0%, 3/1/09 - 12/1/35       3,085,278
   730,000                             Federal National Mortgage Association, 5.24%, 8/7/18                  743,582
 2,843,038                             Federal National Mortgage Association, 5.5%, 9/1/17 - 12/1/34       2,865,698
   136,494                             Federal National Mortgage Association, 5.9%, 7/1/28                   139,013
   862,712                             Federal National Mortgage Association, 6.0%, 12/1/11 - 9/1/34         877,396
   774,003                             Federal National Mortgage Association, 6.5%, 7/1/21 - 7/1/34          802,982
   163,366                             Federal National Mortgage Association, 7.0%, 3/1/12 - 1/1/32          172,112
     8,870                             Federal National Mortgage Association, 7.5%, 2/1/31                     9,558
   196,114                             Federal National Mortgage Association, 8.0%, 2/1/29 - 5/1/31          212,926
    14,284                             Federal National Mortgage Association, 9.5%, 2/1/21                    15,821
 1,467,064                             Government National Mortgage Association, 4.5%,
                                       12/15/18 - 12/15/34                                                 1,402,619


  The accompanying notes are an integral part of these financial statements.  13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (c)   Ratings                                                                               Value
                                         U.S. GOVERNMENT AGENCY OBLIGATIONS - (continued)
   1,878,387                             Government National Mortgage Association, 5.0%,
                                         7/15/17 - 4/15/35                                               $ 1,879,282
   4,750,000                             Government National Mortgage Association, 5.0%, 30 Year TBA       4,600,557
   2,207,941                             Government National Mortgage Association, 5.5%,
                                         6/15/17 - 6/20/38                                                 2,211,010
     152,888                             Government National Mortgage Association, 5.72%,
                                         1/15/29 - 10/15/29                                                  154,257
   2,621,297                             Government National Mortgage Association, 6.0%,
                                         8/15/13 - 9/15/34                                                 2,677,723
     941,332                             Government National Mortgage Association, 6.5%,
                                         4/15/17 - 1/15/34                                                   977,626
     322,877                             Government National Mortgage Association, 7.0%,
                                         1/15/26 - 5/15/32                                                   344,110
      49,367                             Government National Mortgage Association, 7.5%,
                                         10/15/22 - 1/15/32                                                   53,102
       7,061                             Government National Mortgage Association, 7.75%, 11/15/29             7,666
       1,332                             Government National Mortgage Association, 8.0%, 8/20/25               1,453
      68,069                             Government National Mortgage Association I, 6.0%, 2/15/29            69,457
     206,748                             Government National Mortgage Association II, 5.0%, 12/20/18         207,125
     792,070                             Government National Mortgage Association II, 5.5%,
                                         7/20/19 - 11/20/34                                                  792,938
     155,989                             Government National Mortgage Association II, 5.9%, 2/20/28          158,369
     659,360                             Government National Mortgage Association II, 6.0%,
                                         12/20/18 - 10/20/34                                                 671,227
      16,982                             Government National Mortgage Association II, 6.5%, 8/20/28           17,619
      70,168                             Government National Mortgage Association II, 7.0%,
                                         5/20/26 - 1/20/31                                                    74,663
     250,000                             Tennessee Valley Authority, 4.75%, 8/1/13                           255,923
      95,000                             U.S. Treasury Bonds, 3.875%, 5/15/18                                 94,206
     847,000                             U.S. Treasury Bonds, 6.25%, 8/15/23 (b)                           1,007,732
     250,000                             U.S. Treasury Bonds, 7.25%, 5/15/16                                 307,168
     256,000                             U.S. Treasury Notes, 4.375%, 2/15/38                                249,520
     500,000                             U.S. Treasury Notes, 6.375%, 8/15/27                                612,500
     600,000                             U.S. Treasury Strip, 0.0%, 5/15/17                                  412,075
                                                                                                         -----------
                                                                                                         $36,149,108
                                                                                                         -----------
                                         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                         (Cost $36,028,923)                                              $36,149,108
                                                                                                         -----------
                                         SOVEREIGN ISSUE - 0.5%
     240,000             NA/Aaa          Financing Corp., 10.35%, 8/3/18                                 $   345,272
                                                                                                         -----------
                                         TOTAL SOVEREIGN ISSUE
                                         (Cost $338,804)                                                 $   345,272
                                                                                                         -----------
                                         MUNICIPAL BONDS - 0.8%
                                         Municipal Higher Education - 0.8%
     275,000             AAA/Aaa         California State University Revenue, 5.0%, 11/1/39              $   278,179
     275,000             AAA/Aaa         Connecticut State Health & Education, 5.0%, 7/1/42                  277,890
                                                                                                         -----------
                                                                                                         $   556,069
                                                                                                         -----------
                                         TOTAL MUNICIPAL BONDS
                                         (Cost $540,213)                                                 $   556,069
                                                                                                         -----------


14  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (c)   Ratings                                                                         Value
                                       SENIOR FLOATING RATE LOAN INTERESTS - 5.1%**
                                       Energy - 0.2%
                                       Oil & Gas Exploration & Production - 0.2%
   132,863       6.73    NA/NA         Concho Resources, Term Loan, 3/27/12                           $132,863
                                                                                                      --------
                                       Total Energy                                                   $132,863
                                                                                                      --------
                                       Materials - 0.3%
                                       Forest Products - 0.3%
   198,992       4.96    B+/B2         Graham Packaging Co., New Term Loan, 10/7/11                   $191,530
                                                                                                      --------
                                       Total Materials                                                $191,530
                                                                                                      --------
                                       Capital Goods - 0.3%
                                       Aerospace & Defense - 0.3%
   224,185       5.94    BB-/Ba3       Aeroflex, Inc., Tranche B-1 Term Loan, 8/15/14                 $212,415
                                                                                                      --------
                                       Total Capital Goods                                            $212,415
                                                                                                      --------
                                       Commercial Services & Supplies - 0.5%
                                       Environmental & Facilities Services - 0.5%
   198,995       4.69    BB-/B2        Synagro Technologies, Inc., 1st Lien Term Loan, 4/2/14         $172,877
   168,968       5.15    BB-/Ba3       Waste Services, Inc., Tranche E Term Loan, 3/31/11              168,546
                                                                                                      --------
                                                                                                      $341,423
                                                                                                      --------
                                       Total Commercial Services & Supplies                           $341,423
                                                                                                      --------
                                       Transportation - 0.1%
                                       Air Freight & Couriers - 0.1%
    15,083       2.60    B/Ba2         Ceva Group Plc, Additional Pre-Funded Loan, 11/4/13            $ 14,254
    45,670       5.38    NR/B+         Ceva Group Plc, U.S. Term Loan, 11/4/14                          43,158
                                                                                                       -------
                                                                                                      $ 57,412
                                                                                                       -------
                                       Total Transportation                                           $ 57,412
                                                                                                       -------
                                       Automobiles & Components - 0.4%
                                       Auto Parts & Equipment - 0.1%
    57,314       6.02    BB-/Ba3       Accuride Corp., Term Advance Loan, 1/31/12                     $ 55,117
                                                                                                      --------
                                       Tires & Rubber - 0.3%
   205,000       4.54    BB/Ba1        Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4/30/14        $ 186,42
                                                                                                      --------
                                       Total Automobiles & Components                                 $ 241,53
                                                                                                      --------
                                       Consumer Durables & Apparel - 0.1%
                                       Housewares & Specialties - 0.1%
    59,400       5.30    BB-/Ba3       Jarden Corp., Term Loan B3, 1/24/12                            $ 58,106
                                                                                                      --------
                                       Total Consumer Durables & Apparel                              $ 58,106
                                                                                                      --------
                                       Consumer Services - 0.4%
                                       Casinos & Gaming - 0.4%
   100,000       5.92    NA/NA         Fontainebleau Las Vegas, Initial Term Loan, 5/17/14            $ 85,917
    31,673       5.19    NR/Ba3        Gateway Casinos & Entertainment, Delayed Draw Term
                                       Loan, 7/16/14                                                    28,011
   157,573       5.19    BB-/NR        Gateway Casinos & Entertainment, Term Advance Loan, 7/16/14     139,353
                                                                                                      --------
                                                                                                      $253,281
                                                                                                      --------
                                       Total Consumer Services                                        $253,281
                                                                                                      --------


  The accompanying notes are an integral part of these financial statements.  15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (c)   Ratings                                                                                   Value
                                       Media - 0.3%
                                       Broadcasting & Cable Television - 0.3%
    63,881       4.93    B/B3          Knology, Inc., Term Loan, 4/30/12                                    $    60,687
   200,000       5.12    B+/Baa2       Univision Communication, Inc., Initial Term Loan, 9/29/14                165,125
                                                                                                            -----------
                                                                                                            $   225,812
                                                                                                            -----------
                                       Total Media                                                          $   225,812
                                                                                                            -----------
                                       Food, Beverage & Tobacco - 0.3%
                                       Packaged Foods & Meats - 0.3%
   199,000       5.48    B-/B3         Graphic Packaging International, Incremental Term Loan, 5/16/14      $   192,582
                                                                                                            -----------
                                       Total Food, Beverage & Tobacco                                       $   192,582
                                                                                                            -----------
                                       Health Care Equipment & Services - 0.8%
                                       Health Care Facilities - 0.4%
   106,551       4.86    BB-/Ba3       CHS/Community Health Systems, Inc., Funded Term Loan, 7/13/14        $   100,583
    98,500       5.05    BB+/Ba2       HCA, Inc., Tranche B Term Loan, 11/7/13                                   92,647
    74,877       4.30    B+/Ba3        Psychiatric Solutions, Inc., Term Loan, 7/1/12                            72,444
                                                                                                            -----------
                                                                                                            $   265,674
                                                                                                            -----------
                                       Health Care Supplies - 0.4%
     9,600       4.13    BB-/B1        Bausch & Lomb, Delayed Draw Term Loan, 4/24/15                       $     9,429
    95,680       6.05    BB-/B1        Bausch & Lomb, Parent Term Loan, 4/24/15                                  93,976
   196,251       5.05    BB-/BA3       Cardinal Health, Inc., Dollar Term Loan, 4/10/14                         175,522
                                                                                                            -----------
                                                                                                            $   278,927
                                                                                                            -----------
                                       Total Health Care Equipment & Services                               $   544,601
                                                                                                            -----------
                                       Pharmaceuticals & Biotechnology - 0.2%
                                       Pharmaceuticals - 0.2%
   163,906       6.18    BB/NR         Talecris Biotherapeutics Holdings, 1st Lien Term Loan, 12/6/13       $   151,203
                                                                                                            -----------
                                       Total Pharmaceuticals & Biotechnology                                $   151,203
                                                                                                            -----------
                                       Diversified Financials - 0.2%
                                       Other Diversified Financial Services - 0.2%
   149,625       4.62    BB-/Ba3       Metavante Corp., Term Loan, 11/1/14                                  $   143,640
                                                                                                            -----------
                                       Total Diversified Financials                                         $   143,640
                                                                                                            -----------
                                       Technology Hardware & Equipment - 0.2%
                                       Computer Storage & Peripherals - 0.2%
   149,242       4.51    BB/Ba3        SunGard Data Systems, Inc., New U.S. Term Loan, 2/12/14              $   141,668
                                                                                                            -----------
                                       Total Technology Hardware & Equipment                                $   141,668
                                                                                                            -----------
                                       Semiconductors - 0.3%
                                       Semiconductor Equipment - 0.3%
    55,385       4.96    BB-/Ba1       Flextronics Semiconductor, A-1-A Delayed Draw Term Loan, 10/1/14     $    50,723
   192,740       4.95    BB-/Ba1       Flextronics Semiconductor, Closing Date Loan, 10/1/14                    176,518
                                                                                                            -----------
                                                                                                            $   227,241
                                                                                                            -----------
                                       Total Semiconductors                                                 $   227,241
                                                                                                            -----------
                                       Telecommunication Services - 0.2%
                                       Integrated Telecommunication Services - 0.2%
   120,082       5.84    BB-/Ba2       Telesat Canada, U.S. Term I Loan, 10/24/14                           $   115,907
     7,004       4.45    BB-/Ba2       Telesat Canada, U.S. Term II Loan, 10/24/14                                6,760
                                                                                                            -----------
                                                                                                            $   122,667
                                                                                                            -----------
                                       Total Telecommunication Services                                     $   122,667
                                                                                                            -----------


16  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal   Floating    S&P/Moody's
Amount ($)   Rate (c)    Ratings                                                                                    Value
                                       Utilities - 0.3%
                                       Independent Power Producer & Energy Traders - 0.3%
    89,101       5.69    B+/B2         Calpine Corp., 1st Priority Term Loan, 3/29/09                         $    85,364
   149,250       6.23    BBB-/Ba1      Texas Competitive Electric Holdings, Initial Tranche B-2 Term
                                       Loan, 10/10/14                                                             138,460
                                                                                                              -----------
                                                                                                              $   223,824
                                                                                                              -----------
                                       Total Utilities                                                        $   223,824
                                                                                                              -----------
                                       TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                       (Cost $3,437,183)                                                      $ 3,461,807
                                                                                                              -----------
                                       TEMPORARY CASH INVESTMENTS - 4.3%
                                       Repurchase Agreements - 2.5%
   345,000                             Bank of America, 2.2%, dated 6/30/08, repurchase price of
                                       $345,000 plus accrued interest on 7/1/08 collateralized by
                                       $931,891 Federal National Mortgage Association,
                                       5.5%, 6/1/33                                                           $   345,000
   345,000                             Barclays Plc, 2.27%, dated 6/30/08, repurchase price of $345,000 plus accrued interest on 7/1/08 collateralized by the following:
                                       $209,739 Federal Home Loan Mortgage Corp., 4.171 - 6.27%,
                                       12/1/34 - 10/1/37
                                       $215,519 Federal National Mortgage Association,
                                       4.024 - 6.082%, 8/1/36 - 2/1/48                                            345,000
   345,000                             Deutsche Bank, 2.3%, dated 6/30/08, repurchase price of
                                       $345,000 plus accrued interest on 7/1/08 collateralized by the following:
                                       $85,010 Federal National Mortgage Association (ARM),
                                       4.708 - 5.887%, 12/1/13 - 3/1/37
                                       $64,461 Federal Home Loan Mortgage Corp., 4.703 - 4.704%,
                                       12/1/35 - 3/1/35
                                       $264,988 Freddie Mac Giant, 4.5 - 7.0%, 10/1/34 - 5/1/38
                                       $142,303 U.S. Treasury Strip, 0.0%, 8/15/22                                345,000
   345,000                             JP Morgan, 2.26%, dated 6/30/08, repurchase price of $345,000 plus accrued interest on 7/1/08 collateralized by $383,628 Federal
                                       National Mortgage Association, 4.5 - 6.5%, 3/1/23 - 5/1/38                 345,000
   345,000                             Merrill Lynch, 2.5%, dated 6/30/08, repurchase price of $345,000 plus accrued interest on 7/1/08 collateralized by $430,692 Federal
                                       Home Loan Mortgage Corp., 5.065 - 6.025%, 9/1/36 - 4/1/38                  345,000
                                                                                                              -----------
                                                                                                              $ 1,725,000
                                                                                                              -----------
                                       Security Lending Collateral - 1.8% (d)
                                       Certificates of Deposit:
    25,951                             American Express, 2.72%, 8/8/08                                        $    25,951
    19,424                             Bank of America, 2.88%, 8/11/08                                             19,424
    19,424                             Citibank, 2.85%, 7/29/08                                                    19,424
     6,995                             Banco Santander NY, 2.8%, 10/7/08                                            6,995
    19,444                             Banco Santander NY, 3.09%, 12/22/08                                         19,444
    19,418                             Bank of Nova Scotia, 3.18%, 5/5/09                                          19,418
     9,712                             Bank of Scotland NY, 2.73%, 7/11/08                                          9,712
     9,712                             Bank of Scotland NY, 2.72%, 8/15/08                                          9,712
     6,985                             Bank of Scotland NY, 2.89%, 11/4/08                                          6,985
     9,706                             Bank of Scotland NY, 3.03%, 9/26/08                                          9,706
    34,964                             Barclay's Bank, 3.18%, 5/27/09                                              34,964
    29,137                             Bank Bovespa NY, 2.705%, 8/8/08                                             29,137


  The accompanying notes are an integral part of these financial statements.  17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

 Principal   Floating    S&P/Moody's
Amount ($)   Rate (c)    Ratings                                                                   Value
                                       Security Lending Collateral - (continued)
    19,424                             BNP Paribas NY, 2.88%, 7/23/08                        $    19,424
    11,655                             Calyon NY, 2.85%, 8/25/08                                  11,655
    16,316                             Calyon NY, 2.64%, 9/29/08                                  16,316
     6,161                             Calyon NY, 2.69%, 1/16/09                                   6,161
    16,122                             Commonwealth Bank of Australia NY, 2.63%, 7/11/08          16,122
    16,316                             Deutsche Bank Financial, 2.72%, 7/30/08                    16,316
     7,770                             Deutsche Bank Financial, 2.72%, 8/4/08                      7,770
    15,928                             Dexia Bank NY, 2.69%, 8/7/08                               15,928
     3,885                             Dexia Bank NY, 2.65%, 8/12/08                               3,885
    14,393                             Dexia Bank NY, 3.37%, 9/29/08                              14,393
    34,964                             DNB NOR Bank ASA NY, 2.9%, 6/8/09                          34,964
     1,669                             Fortis, 3.11%, 9/30/08                                      1,669
    35,585                             Intesa SanPaolo S.p.A., 2.72%, 5/22/09                     35,585
    16,938                             Lloyds Bank, 2.61%, 7/11/08                                16,938
     9,712                             Lloyds Bank, 2.61%, 8/18/08                                 9,712
    13,209                             Natixis, 2.83%, 8/4/08                                     13,209
    19,424                             NORDEA NY, 2.81%, 8/29/08                                  19,424
     2,244                             NORDEA NY, 2.72%, 4/9/09                                    2,244
     1,862                             NORDEA NY, 2.73%, 12/1/08                                   1,862
     3,107                             Rabobank Nederland NY, 2.37%, 8/29/08                       3,107
     9,712                             Royal Bank of Canada NY, 2.57%, 7/15/08                     9,712
    19,425                             Royal Bank of Canada NY, 2.6%, 9/5/08                      19,425
    11,655                             Bank of Scotland NY, 2.7%, 8/1/08                          11,655
    11,663                             Bank of Scotland NY, 2.96%, 11/3/08                        11,663
     7,498                             Skandinavian Enskilda Bank NY, 2.7%, 7/17/08                7,498
     2,252                             Skandinavian Enskilda Bank NY, 3.18%, 9/22/08               2,252
     3,875                             Skandinavian Enskilda Bank NY, 3.06%, 2/13/09               3,875
     7,770                             Svenska Bank NY, 2.7%, 7/17/08                              7,770
    16,122                             Svenska Bank NY, 2.55%, 7/11/08                            16,122
    24,475                             Toronto Dominion Bank NY, 2.77%, 9/5/08                    24,475
    11,655                             Toronto Dominion Bank NY, 2.75%, 11/5/08                   11,655
     3,876                             Wachovia, 3.62%, 10/28/08                                   3,876
                                                                                             -----------
                                                                                             $   607,532
                                                                                             -----------
                                       Commercial Paper:
     5,970                             Bank of America, 2.7%, 8/26/08                        $     5,970
     7,747                             Bank of America, 2.6%, 8/11/08                              7,747
     5,823                             CBA, 2.7%, 7/11/08                                          5,823
    15,485                             CBA, 2.88%, 8/18/08                                        15,485
     3,883                             Deutsche Bank Financial, 2.72%, 7/9/08                      3,883
     3,879                             HSBC, 2.89%, 7/21/08                                        3,879
    19,299                             HSBC, 2.88%, 9/29/08                                       19,299
    15,491                             ING Funding, 2.7%, 8/13/08                                 15,491
     5,823                             Natixis, 2.87%, 7/10/08                                     5,823
     5,818                             Natixis, 2.87%, 7/21/08                                     5,818
     4,787                             PARFIN, 3.18%, 8/1/08                                       4,787
     7,698                             Royal Bank of Scotland, 2.66%, 10/21/08                     7,698
     3,885                             Societe Generale, 2.98%, 7/2/08                             3,885
     9,689                             Societe Generale, 2.93%, 7/30/08                            9,689
     7,748                             Societe Generale, 3.18%, 8/5/08                             7,748
    15,481                             Societe Generale, 3.18%, 8/22/08                           15,481
     7,747                             SVSS NY, 3.18%, 8/11/08                                     7,747


18  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal   Floating    S&P/Moody's
Amount ($)   Rate (c)    Ratings                                                                  Value
                                       Security Lending Collateral - (continued)
     3,696                             Bank Bovespa NY, 2.79%, 3/12/09                     $      3,696
    17,478                             General Electric Capital Corp., 2.77%, 1/5/09             17,478
    19,417                             General Electric Capital Corp., 2.82%, 3/16/09            19,417
     7,183                             IBM, 3.18%, 2/13/09                                        7,183
    19,424                             IBM, 3.18%, 6/26/09                                       19,424
    34,964                             Met Life Global Funding, 3.16%, 6/12/09                   34,964
    33,021                             WestPac, 3.18%, 6/1/09                                    33,021
                                                                                           ------------
                                                                                           $    281,435
                                                                                           ------------
                                       Mutual Funds:
    23,309                             BlackRock Liquidity Money Market Fund, 3.18%        $     23,309
    30,314                             Dreyfus Preferred Money Market Fund, 3.18%                30,314
                                                                                           ------------
                                                                                           $     53,623
                                                                                           ------------
                                       Tri-party Repurchase Agreements:
    82,622                             Deutsche Bank, 2.5%, 7/1/08                         $     82,622
   233,092                             Lehman Brothers, 2.65%, 7/1/08                           233,092
                                                                                           ------------
                                                                                           $    315,714
                                                                                           ------------
                                       Other:
     9,660                             ABS CFAT 2008-A A1, 3.005%, 4/27/09                 $      9,660
                                                                                           ------------
                                                                                           $  1,267,963
                                                                                           ------------
                                       TOTAL TEMPORARY CASH INVESTMENTS
                                       (Cost $2,992,963)                                   $  2,992,963
                                                                                           ------------
                                       TOTAL INVESTMENT IN SECURITIES - 103.2%
                                       (Cost $72,209,226)(a)                               $ 71,264,632
                                                                                           ------------
                                       OTHER ASSETS AND LIABILITIES - (3.2)%               $ (2,219,247)
                                                                                           ------------
                                       TOTAL NET ASSETS - 100.0%                           $ 69,045,385
                                                                                           ============

NR     Not rated by S&P or Moody's.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2008, the value of these securities amounted to $5,463,929 or 7.9% of total net assets.
** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
(a) At June 30, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $72,448,679 was as follows:

          Aggregate gross unrealized gain for all investments in which there is
          an excess of value over tax cost                                                  $   714,622
          Aggregate gross unrealized loss for all investments in which there is
          an excess of tax cost over value                                                   (1,898,669)
                                                                                            -----------
          Net unrealized loss                                                               $(1,184,047)
                                                                                            ===========

(b)       At June 30, 2008, the following securities were out on loan:

  Principal
 Amount ($)            Description                                                              Value
          247,000      C10 Capital SPV, Ltd., Floating Rate Note, 12/31/49                  $   227,240
          835,000      U.S. Treasury Bonds, 6.25%, 8/15/23                                      993,650
                                                                                             ----------
                       Total                                                                $ 1,220,890
                                                                                            ===========

(c) Debt obligation with a variable interest rate. Rate shown is rate at period end.
(d)       Securities lending collateral is managed by Credit Suisse.

          Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2008 were as follows:


                                                                            Purchases          Sales
          Long-term U.S. Government                                        $10,792,582      $24,021,464
          Other Long-term Securities                                       $16,761,645      $   968,009


The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

     Level 1 - quoted prices in active markets for identical securities
     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
     Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2008, in valuing the Portfolio's assets:


                                                Investments      Other Financial
Valuation Inputs                               in Securities       Instruments
--------------------------------------------------------------------------------
Level 1 - Quoted Prices                         $ 2,683,201                    -
Level 2 - Other Significant Observable Inputs    68,581,431                    -
Level 3 - Significant Unobservable Inputs                 -                    -
                                                -----------          -----------
Total                                           $71,264,632                    -
                                                -----------          -----------


20  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Six Months
                                                           Ended         Year        Year         Year         Year        Year
                                                          6/30/07        Ended       Ended        Ended        Ended       Ended
CLASS I                                                 (unaudited)     12/31/07    12/31/06     12/31/05   12/31/04(a)  12/31/03
Net asset value, beginning of period                      $ 10.87       $ 10.72     $ 10.79      $ 11.61      $ 11.24    $ 11.39
                                                          -------       -------     -------      -------      -------    -------
Net increase (decrease) from investment operations:
 Net investment income                                    $  0.27       $  0.54     $  0.50      $  0.59      $  0.44    $  0.46
 Net realized and unrealized gain (loss) on investments     (0.10)         0.14       (0.01)       (0.29)       (0.04)     (0.09)
                                                          -------       -------     -------      -------      -------    -------
  Net increase from investment operations                 $  0.17       $  0.68     $  0.49      $  0.30      $  0.40    $  0.37
Distributions to shareowners:
 Net investment income                                      (0.27)        (0.53)      (0.56)       (1.12)       (0.03)     (0.52)
                                                          -------       -------     -------      -------      -------    -------
Net increase (decrease) in net asset value                $ (0.10)      $  0.15     $ (0.07)     $ (0.82)     $  0.37    $ (0.15)
                                                          -------       -------     -------      -------      -------    -------
Net asset value, end of period                            $ 10.77       $ 10.87     $ 10.72      $ 10.79      $ 11.61    $ 11.24
                                                          =======       =======     =======      =======      =======    =======
Total return*                                                1.60%         6.55%       4.68%        2.62%        3.56%      3.28%
Ratio of net expenses to average net assets                  0.62%**       0.62%       0.62%        0.62%        0.89%      0.86%
Ratio of net investment income to average net assets         4.92%**       4.82%       4.71%        4.48%        3.61%      3.79%
Portfolio turnover rate                                        73%**         53%         18%          31%          57%        56%
Net assets, end of period (in thousands)                  $43,766       $45,563     $30,569      $33,332      $45,793    $51,565
Ratios with no waiver of fees by PIM:
 Net expenses                                                0.71%**       0.78%       0.80%        0.83%        0.89%      0.86%
 Net investment income                                       4.83%**       4.66%       4.52%        4.27%        3.61%      3.79%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


  The accompanying notes are an integral part of these financial statements.  21

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Six Months
                                                            Ended
                                                            6/31/07        11/9/07(a) to
CLASS II                                                  (unaudited)         12/31/07
Net asset value, beginning of period                        $ 10.87           $ 10.79
                                                            -------           -------
Net increase from investment operations:
 Net investment income                                      $  0.26           $  0.06
 Net realized and unrealized gain on investments              (0.10)             0.09
                                                            -------           -------
  Net increase from investment operations                   $  0.16           $  0.15
Distributions to shareowners:
 Net investment income                                        (0.26)            (0.07)
                                                            -------           -------
Net increase (decrease) in net asset value                  $ (0.10)          $  0.08
                                                            -------           -------
Net asset value, end of period                              $ 10.77           $ 10.87
                                                            =======           =======
Total return*                                                  1.47 %            1.39%(b)
Ratio of net expenses to average net assets                    0.87%**           0.86%**
Ratio of net investment income to average net assets           4.67%**           4.07%**
Portfolio turnover rate                                          73%**             53%
Net assets, end of period (in thousands)                    $25,279           $21,412
Ratios with no waiver of fees by PIM:
 Net expenses                                                  0.97%**           0.98%**
 Net investment income                                         4.57%**           3.95%**

(a)   Class II commenced operations on November 9, 2007.
(b)   Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


22  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $1,220,890) (cost $72,209,226)      $71,264,632
 Cash                                                                                             160,519
 Receivables --
   Investment securities sold                                                                   3,585,803
   Fund shares sold                                                                                36,499
   Dividends and interest                                                                         607,423
   Due from Pioneer Investment Management, Inc.                                                     1,978
 Unrealized appreciation on unfunded corporate loans                                               12,625
 Other                                                                                                593
                                                                                              -----------
  Total assets                                                                                $75,670,072
                                                                                              -----------
LIABILITIES:
 Payables --
   Investment securities purchased                                                            $ 5,154,543
   Fund shares repurchased                                                                        163,122
   Upon return of securities loaned                                                             1,267,963
 Due to affiliates                                                                                  7,243
 Accrued expenses                                                                                  31,816
                                                                                              -----------
  Total liabilities                                                                           $ 6,624,687
                                                                                              -----------
NET ASSETS:
 Paid-in capital                                                                              $71,715,721
 Distributions in excess of net investment income                                                (279,944)
 Accumulated net realized loss on investments                                                  (1,458,423)
 Net unrealized loss on investments                                                              (931,969)
                                                                                              -----------
  Total net assets                                                                            $69,045,385
                                                                                              ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $43,766,165/4,062,250 shares)                                              $     10.77
                                                                                              ===========
 Class II (based on $25,279,220/2,346,100 shares)                                             $     10.77
                                                                                              ===========


  The accompanying notes are an integral part of these financial statements.  23

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08


INVESTMENT INCOME:
 Dividends                                                                              $     4,426
 Interest                                                                                 1,931,152
 Income from securities loaned, net                                                             343
                                                                                        -----------
  Total investment income                                                                                 $ 1,935,921
                                                                                                          -----------
EXPENSES:
 Management fees                                                                        $   174,676
 Transfer agent fees and expenses
   Class I                                                                                      748
   Class II                                                                                     500
 Distribution fees
   Class II                                                                                  30,953
 Administrative fees                                                                          7,860
 Custodian fees                                                                              14,668
 Professional fees                                                                           26,045
 Printing expense                                                                             8,927
 Fees and expenses of nonaffiliated trustees                                                  1,743
 Miscellaneous                                                                               14,105
                                                                                        -----------
  Total expenses                                                                                          $   280,225
  Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                             (32,341)
                                                                                                          -----------
  Net expenses                                                                                            $   247,884
                                                                                                          -----------
   Net investment income                                                                                  $ 1,688,037
                                                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                                         $   956,912
                                                                                                          -----------
 Change in net unrealized gain (loss) from:
   Investments                                                                          $(1,569,269)
   Unfunded corporate loans                                                                  12,416       $(1,556,853)
                                                                                        -----------       -----------
 Net loss on investments                                                                                  $  (599,941)
                                                                                                          -----------
 Net increase in net assets resulting from operations                                                     $ 1,088,096
                                                                                                          ===========


24  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08 and the Year Ended 12/31/07, respectively


                                                                               Six Months
                                                                                 Ended             Year
                                                                                 6/30/08           Ended
                                                                               (unaudited)        12/31/07
FROM OPERATIONS:
Net investment income                                                          $ 1,688,037       $  1,665,971
Net realized gain on investments                                                   956,912             11,423
Change in net unrealized gain (loss) on investments                             (1,556,853)           711,215
                                                                               -----------       ------------
  Net increase in net assets resulting from operations                         $ 1,088,096       $  2,388,609
                                                                               -----------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.27 and $0.53 per share, respectively)                             $(1,140,481)      $ (1,583,348)
 Class II ($0.26 and $0.07 per share, respectively)                               (596,692)          (143,206)
                                                                               -----------       ------------
  Total distributions to shareowners                                           $(1,737,173)      $ (1,726,554)
                                                                               -----------       ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                               $10,735,373       $  4,739,833
Shares issued in reorganization                                                          -         40,039,382
Reinvestment of distributions                                                    1,737,172          1,726,551
Cost of shares repurchased                                                      (9,753,287)       (10,762,038)
                                                                               -----------       ------------
  Net increase in net assets resulting from Portfolio share transactions       $ 2,719,258       $ 35,743,728
                                                                               -----------       ------------
  Net increase in net assets                                                   $ 2,070,181       $ 36,405,783
NET ASSETS:
Beginning of period                                                            $66,975,204       $ 30,569,421
                                                                               -----------       ------------
End of period                                                                  $69,045,385       $ 66,975,204
                                                                               ===========       ============
Distributions in excess of net investment income                               $  (279,944)      $   (230,808)
                                                                               ===========       ============


                                             '08 Shares         '08 Amount      '07 Shares         '07 Amount
                                            (unaudited)        (unaudited)
CLASS I
Shares sold                                    287,287         $ 3,145,535         359,678        $ 3,852,801
Shares issued in reorganization                      -                   -       1,672,169         18,042,707
Reinvestment of distributions                  104,486           1,140,479         147,372          1,583,348
Less shares repurchased                       (521,307)         (5,689,556)       (839,049)        (8,985,887)
                                              --------         -----------       ---------        -----------
  Net increase (decrease)                     (129,534)        $(1,403,542)      1,340,170        $14,492,969
                                              ========         ===========       =========        ===========
CLASS II (a)
Shares sold                                    694,000         $ 7,589,838          81,734        $   887,032
Shares issued in reorganization                      -                   -       2,038,617         21,996,675
Reinvestment of distributions                   54,682             596,693          12,842            143,203
Less shares repurchased                       (372,087)         (4,063,731)       (163,688)        (1,776,151)
                                              --------         -----------       ---------        -----------
  Net increase                                 376,595         $ 4,122,800       1,969,505        $21,250,759
                                              ========         ===========       =========        ===========

(a) Class II Shares commenced operations on November 9, 2007.


  The accompanying notes are an integral part of these financial statements.  25

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Bond VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the Portfolio.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Class II shares commenced operations on November 9, 2007. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution expense rates and Class II shareowners have exclusive voting rights with respect to the distribution plans that have been adopted. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. At June 30, 2008 there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

   Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/ amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the fiscal year ended December 31, 2007 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

--------------------------------------------------------------------------------
                                                                     2007
--------------------------------------------------------------------------------
Distributions paid from:
 Ordinary income                                                  $ 1,726,554
                                                                  -----------
  Total distributions                                             $ 1,726,554
                                                                  ===========
 Distributable Earnings:
 Undistributed ordinary income                                    $     8,645
 Capital loss carryforward                                         (2,415,335)
 Unrealized appreciation                                              385,431
                                                                  -----------
  Total                                                           $(2,021,259)
                                                                  ===========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax treatment of premium amortization.

C. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $209,232 in commissions on the sale of Trust shares for the six months ended June 30, 2008. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit manages the Portfolio. Management fees are calculated at the annual rate of 0.50% of the Portfolio's average daily net assets.

Through May 1, 2009, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Portfolio expenses to 0.62% and 0.87% of the average daily net assets attributable to Class I and Class II shares, respectively.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,353 in management fees, administrative costs and certain others services payable to PIM at June 30, 2008.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                   (continued)
--------------------------------------------------------------------------------

Liabilities is $374 in transfer agent fees payable to PIMSS at June 30, 2008.

4. Distribution Plan
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $516 in distribution fees payable to PFD at June 30, 2008.

5. Unfunded Loan Commitments
As of June 30, 2008, the Portfolio had unfunded loan commitments of approximately $52,806 (excluding unrealized appreciation on those commitments of $12,625 as of June 30, 2008) which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                    Unfunded
Borrower                                                           Commitment
--------------------------------------------------------------------------------
 Bausch & Lomb, Delayed Draw Term Loan                               $13,804
 CHS/Community Health Systems, Inc., Delayed Draw Term Loan            4,468
 Fontainebleau Las Vegas, Delayed Draw Term Loan                      31,500
 Telesat Canada, U.S. Term II Loan                                     3,034
--------------------------------------------------------------------------------

6. Merger Information
On October 30, 2007, beneficial owners of Pioneer America Income VCT Portfolio approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on November 9, 2007, by exchanging all of Pioneer America Income VCT Portfolio's Class I and Class II net assets for Pioneer Bond VCT Portfolio's shares, based on Pioneer Bond VCT Portfolio's Class II shares' ending net asset value. The following charts show the details of the reorganization as of that closing date ("Closing Date"):

-------------------------------------------------------------------------------------------------------------
                                         Pioneer Bond            Pioneer America           Pioneer Bond
                                         VCT Portfolio        Income VCT Portfolio         VCT Portfolio
                                     (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
-------------------------------------------------------------------------------------------------------------
 Net Assets
  Class I                                 $28,422,481              $18,042,707              $46,465,188
  Class II                                          -               21,996,675               21,996,675
                                          -----------              -----------              -----------
  Total Net Assets                        $28,422,481              $40,039,382              $68,461,863
                                          ===========              ===========              ===========
 Shares Outstanding
  Class I                                   2,634,581                1,837,959                4,306,750
  Class II                                          -                2,237,327                2,038,617
                                          ===========              ===========              ===========
 Shares Issued in Reorganization
  Class I                                                                                     1,672,169
                                                                                            -----------
  Class II                                                                                    2,038,617
                                                                                            ===========
-------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                         Unrealized Appreciation   Realized Loss on
                                             on Closing Date         Closing Date
-----------------------------------------------------------------------------------
 Pioneer America Income VCT Portfolio          $337,939               $(87,076)
-----------------------------------------------------------------------------------

7. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

Results of Shareholder Meeting
At a special meeting held on May 13, 2008, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Variable Contracts Trust, as noted below) follows:

----------------------------------------------------------------------------------------------------
                                    For                Withhold         Abstain     Broker Non-Votes
----------------------------------------------------------------------------------------------------
 Proposal 1 - To elect Trustees*
  John F. Cogan, Jr.           164,711,851.194        5,285,114.254        0               0
  Daniel K. Kingsbury          165,222,946.234        4,774,019.214        0               0
  David R. Bock                164,963,647.028        5,033,318.420        0               0
  Mary K. Bush                 164,650,732.216        5,346,233.232        0               0
  Benjamin M. Friedman         165,102,105.803        4,894,859.645        0               0
  Margaret B.W. Graham         165,219,940.012        4,777,025.436        0               0
  Thomas J. Perna              165,231,179.140        4,765,786.308        0               0
  Marguerite A. Piret          165,180,443.253        4,816,522.195        0               0
  John Winthrop                164,783,515.329        5,213,450.119        0               0
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                  For                 Against              Abstain         Broker Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 2 - To approve an amendment
 to the Declaration of Trust*                156,965,554.071        7,761,986.720        5,269,424.657           0
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                     For                 Against            Abstain        Broker Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 3A - To approve changes to
 the Portfolio's fundamental investment
 policy relating to borrowing money              6,036,804.597          92,895.013        232,754.733            0
 Proposal 3B - To approve changes to
 the Portfolio's fundamental investment
 policy relating to underwriting                 6,045,771.034          99,515.851        217,167.458            0
 Proposal 3C - To approve changes to
 the Portfolio's fundamental investment
 policy relating to lending                      5,968,425.179         167,284.030        226,745.135            0
 Proposal 3D - To approve changes to
 the Portfolio's fundamental investment
 policy relating to issuing senior
 securities                                      6,055,712.763          89,030.815        217,710.765            0
 Proposal 3E - To approve changes to
 the Portfolio's fundamental investment
 policy relating to real estate                  6,042,844.145          99,313.552        220,296.646            0
 Proposal 3F - To approve changes to
 the Portfolio's fundamental investment
 policy relating to commodities                  5,987,808.582         101,226.797        273,418.964            0
 Proposal 3G - To approve changes to
 the Portfolio's fundamental investment
 policy relating to concentration                5,975,455.217         111,464.813        275,534.313            0
 Proposal 3H - To approve changes to
 the Portfolio's fundamental investment
 policy relating to diversification              6,042,132.306         105,745.067        214,576.971            0
---------------------------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                   (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                               For              Against            Abstain        Broker Non-Votes
------------------------------------------------------------------------------------------------------------------
 Proposal 4 - To approve an Amended
 and Restated Management Agreement
 with PIM                                  6,053,708.606       96,074.808        212,670.929            0
------------------------------------------------------------------------------------------------------------------

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Variable Contracts Trust. Results reported above reflect the combined votes of all series of the Trust.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the second quintile of its Morningstar category for the one year period ended June 30, 2007 and in the third quintile of its Morningstar category for the three year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                           (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group.

The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Fund. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Fund and considered that, under the amended and restated investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients, including oversight of the Fund's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM, the investment performance of the Fund and the contractual expense limitation agreed to by PIM with respect to the Class II shares of the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Fund pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, the management fee rate paid by the Fund for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that PIM is subsidizing the Fund because it has not reached adequate scale. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.

[LOGO]PIONEER
      Investments(R)


Pioneer Variable Contracts Trust


Officers                                         Trustees
John F. Cogan, Jr., President                    John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President    David R. Bock
Mark E. Bradley, Treasurer                       Mary K. Bush
Dorothy E. Bourassa, Secretary                   Benjamin M. Friedman
                                                 Margaret B.W. Graham
                                                 Daniel K. Kingsbury
                                                 Thomas J. Perna
                                                 Marguerite A. Piret
                                                 John Winthrop


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

[LOGO]PIONEER
      Investments(R)


Pioneer Variable Contracts Trust
Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.



                                                                   19617-02-0808

                                                            [LOGO]PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

                           Pioneer Cullen Value VCT Portfolio -- Class II Shares



                                                               SEMIANNUAL REPORT

                                                                   June 30, 2008

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------


Pioneer Cullen Value VCT Portfolio
  Portfolio and Performance Update                2
  Comparing Ongoing Portfolio Expenses            3
  Portfolio Management Discussion                 4
  Schedule of Investments                         6
  Financial Statements                           10
  Notes to Financial Statements                  14
  Approval of Investment Advisory Agreement      18
  Trustees, Officers and Service Providers       21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/08


Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                   76.5%
Depositary Receipts for International Stocks         12.5%
Temporary Cash Investments                           11.0%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Consumer Staples                22.4%
Industrials                     19.4%
Energy                          15.6%
Financials                      13.5%
Health Care                      7.0%
Materials                        6.2%
Information Technology           6.0%
Consumer Discretionary           5.4%
Telecommunication Services       4.5%

Five Largest Holdings
(As a percentage of equity holdings)*

1.  Petroleo Brasileiro SA      5.04%
2.  Devon Energy Corp.          4.82
3.  Bunge, Ltd.                 3.71
4.  Anglo American Plc          3.71
5.  Johnson & Johnson           3.53

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/08
--------------------------------------------------------------------------------

Prices and Distributions

                                           6/30/08          12/31/07
Net Asset Value per Share                  $12.04           $13.56

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 6/30/08)          Income         Capital Gains     Capital Gains
                            $0.1606        $  -              $0.0004

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Cullen Value VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index and the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

         Pioneer Cullen
         VCT Portfolio,
         Class II        S&P 500       Russell
3/05     10000           10000         10000
6/05     10131           10137         10167
6/06     11702           11011         11398
6/07     13740           13276         13890
6/08     12395           11535         11281

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2008)


Life-of-Class
(3/18/05)            6.56%
1 Year              -9.79%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [DIVIDED BY] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value VCT Portfolio

Based on actual returns from January 1, 2008 through June 30, 2008.

Share Class                                                              II
-------------------------------------------------------------------------------
Beginning Account Value On 1/1/08                                    $ 1,000.00
Ending Account Value On 6/30/08                                      $   899.50
Expenses Paid During Period*                                         $     4.72

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2008 through June 30, 2008.

Share Class                                                              II
-------------------------------------------------------------------------------
Beginning Account Value On 1/1/08                                    $ 1,000.00
Ending Account Value On 6/30/08                                      $ 1,019.89
Expenses Paid During Period*                                         $     5.02

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/08
--------------------------------------------------------------------------------

Equity markets, despite briefly rallying early in 2008, fell over the remainder of the six months ended June 30, 2008, as weakness in the financials sector and housing market raised concerns about the strength of the domestic economy. In the following interview, James P. Cullen discusses the factors that influenced the performance of Pioneer Cullen Value VCT Portfolio during the six-month period. Mr. Cullen, President of Schafer Cullen Capital Management, oversees the team responsible for the daily management of the Portfolio.

Q. How did the Portfolio perform during the six months ending June 30, 2008?

A. Pioneer Cullen Value VCT Portfolio, Class II shares, returned -10.05% for the six months ended June 30, while the Standard & Poor's 500 Index (the S&P
   500) returned -11.90% and the Russell 1000 Value Index (the Russell Index) returned -13.57% over the same period. In addition, the average return of the 94 variable annuity portfolios in the Lipper Large-Cap Value category was -13.66% during the same six-month period.

Q. What were your principal strategies for the Portfolio during the six-month period, and how did they affect performance?

A. Most equity prices showed sharp declines for the period in a slump that began in the financials sector over concerns about problems in housing and subprime mortgage debt. We believe the economy has been able to stay out of recession (defined as two consecutive quarters of negative growth in gross domestic product) primarily because of the good results from corporations heavily involved in international commerce. In the last quarter, for example, almost 25% of the total profits of S&P 500 companies came from international business operations.

   We maintained a relatively conservative portfolio throughout the six-month period, and this positioning helped performance in a very volatile market. For example, we went heavy on consumer staples, where stock selections helped support the Portfolio's performance, despite some recent profit taking by investors. In general, we maintained our longer-term investment discipline, keeping the Portfolio well diversified by industry and focusing on stocks with relatively low price-to-earnings ratios and excellent long-term earnings prospects. We have a five-year horizon when we invest the Portfolio in a company, and we expect to hold the position for an extended period of time, barring any unforeseen deterioration in company fundamentals.

   We established two major new positions for the Portfolio recently, both in the health care sector: Johnson & Johnson and Eli Lilly. Pharmaceuticals stocks have been out of favor recently, both because of worries about pending expirations of profitable patents and because of concerns about pressure on Congress to limit Medicare reimbursements. Although the industry has underperformed, we believe the two corporations have the potential to do well, especially in a down market, because their earnings are driven by demand for medical necessities rather than for discretionary items. Johnson & Johnson, a more diversified health care products company that is less dependent on results from its pharmaceuticals operation, benefits from a well-known brand name in markets throughout the world, giving it a distinctive advantage as global demand for health care products continues to grow. Eli Lilly has a new chief executive, who we believe has a realistic view of the political pressures calling for containment of health care costs. Moreover, the company has a distinctive advantage because of its relatively full pipeline of potential new drug products in development. We also were attracted by Eli Lilly's generous

A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   dividend yield and the fact that the company is small enough to make it an attractive acquisition target by other, larger companies.

   We went light on financials holdings in the Portfolio during the period, but maintained a strong position in JPMorgan Chase, which we believe to be the best-managed and financially strongest of the major financial institutions. We also have maintained somewhat smaller positions for the Portfolio in Merrill Lynch and Morgan Stanley because of their international exposure, and because each company appears small enough to be a potential takeover target. In general, though, we believed it was difficult to evaluate the underlying value in many financials companies, and so we de-emphasized the group, having sold the Portfolio's earlier positions in regional banks such as Wachovia, Wells Fargo and Regions Financial. The Portfolio took advantage of a pretty strong climate for the energy sector during the six-month period, and benefited from good performance produced by several energy-related holdings, including the Brazilian oil company Petrobras, a relatively new position.

Q. What is your investment outlook?

A. While the deceleration in U.S. economic growth is unmistakable, we think most U.S. corporations have stronger financial balance sheets than seen in earlier slumps, with many companies able to withstand weakness in the domestic economy because of their international businesses. American corporations have become very good at competing in world markets, which gives them new sources of profits and greater resilience in the face of problems in the United States.

   We believe it is important to keep a longer-term horizon and not make the mistake of reacting to the daily headlines. We have examined historical trends over the past 40 years - during which there were six recessions - to see what happened after significant slumps in the equity market. We have found that investors who purchased at the worst possible times (shortly before the start of the slumps) typically have captured double-digit returns over the subsequent five years, if they remained disciplined and were careful about the prices they paid for stocks.

   We intend to remain disciplined, and we continue to believe that keeping a five-year horizon and investing in fundamentally solid companies whose stock valuations are cheap will enable the Portfolio to do well over the longer term, despite any short-term market problems.











   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                      Value
                  COMMON STOCKS - 92.2%
                  Energy - 14.4%
                  Integrated Oil & Gas - 6.9%
       7,450      Gazprom (A.D.R.) *                        $   433,058
      12,600      Petroleo Brasileiro SA *                      892,458
                                                            -----------
                                                            $ 1,325,516
                                                            -----------
                  Oil & Gas Drilling - 3.0%
       7,150      ENSCO International, Inc.                 $   577,291
                                                            -----------
                  Oil & Gas Exploration &
                  Production - 4.5%
       7,100      Devon Energy Corp.                        $   853,136
                                                            -----------
                  Total Energy                              $ 2,755,943
                                                            -----------
                  Materials - 5.7%
                  Construction Materials - 1.6%
      12,125      Cemex SA (A.D.R.) *                       $   299,488
                                                            -----------
                  Diversified Metals & Mining - 3.4%
      18,500      Anglo American Plc                        $   655,825
                                                            -----------
                  Forest Products - 0.7%
       2,850      Weyerhaeuser Co.                          $   145,749
                                                            -----------
                  Total Materials                           $ 1,101,062
                                                            -----------
                  Capital Goods - 13.7%
                  Aerospace & Defense - 5.5%
       9,650      Raytheon Co.                              $   543,102
       8,300      United Technologies Corp.                     512,110
                                                            -----------
                                                            $ 1,055,212
                                                            -----------
                  Industrial Conglomerates - 5.1%
       8,000      3M Co.                                    $   556,720
      15,900      General Electric Co.                          424,371
                                                            -----------
                                                            $   981,091
                                                            -----------
                  Industrial Machinery - 3.1%
       9,450      ITT Corp.                                 $   598,469
                                                            -----------
                  Total Capital Goods                       $ 2,634,772
                                                            -----------
                  Transportation - 4.2%
                  Air Freight & Couriers - 2.0%
       4,750      FedEx Corp.                               $   374,253
                                                            -----------
                  Railroads - 2.2%
       5,350      Canadian National Railway Co.             $   257,228
       2,500      Canadian Pacific Railway, Ltd.                165,350
                                                            -----------
                                                            $   422,578
                                                            -----------
                  Total Transportation                      $   796,831
                                                            -----------
                  Automobiles & Components - 2.3 %
                  Auto Parts & Equipment - 2.3 %
       9,750      BorgWarner, Inc.                          $   432,705
                                                            -----------
                  Total Automobiles & Components            $   432,705
                                                            -----------

      Shares                                                      Value
                  Media - 2.0%
                  Movies & Entertainment - 2.0%
      12,150      The Walt Disney Co.                       $   379,080
                                                            -----------
                  Total Media                               $   379,080
                                                            -----------
                  Retailing - 0.7%
                  Home Improvement Retail - 0.7%
       6,000      Home Depot, Inc.                          $   140,520
                                                            -----------
                  Total Retailing                           $   140,520
                                                            -----------
                  Food, Beverage & Tobacco - 17.9%
                  Agricultural Products - 4.2%
       4,500      Archer Daniels Midland Co.                $   151,875
       6,100      Bunge, Ltd. (b)                               656,909
                                                            -----------
                                                            $   808,784
                                                            -----------
                  Distillers & Vintners - 2.3%
       5,900      Diageo Plc (A.D.R.)                       $   435,833
                                                            -----------
                  Packaged Foods & Meats - 11.4%
       8,150      General Mills, Inc.                       $   495,276
      18,350      Kraft Foods, Inc.                             522,058
       5,350      Nestle SA (A.D.R.)                            604,336
      20,000      Unilever NV                                   568,000
                                                            -----------
                                                            $ 2,189,670
                                                            -----------
                  Total Food, Beverage & Tobacco            $ 3,434,287
                                                            -----------
                  Household & Personal Products - 2.7 %
                  Household Products - 2.7 %
       8,800      Kimberly-Clark Corp.                      $   526,064
                                                            -----------
                  Total Household & Personal
                  Products                                  $   526,064
                                                            -----------
                  Pharmaceuticals & Biotechnology - 6.4%
                  Pharmaceuticals - 6.4%
       6,300      Eli Lilly & Co.                           $   290,808
       7,150      GlaxoSmithKline Plc (A.D.R.)                  316,173
       9,700      Johnson & Johnson                             624,093
                                                            -----------
                                                            $ 1,231,074
                                                            -----------
                  Total Pharmaceuticals &
                  Biotechnology                             $ 1,231,074
                                                            -----------
                  Diversified Financials - 7.7 %
                  Investment Banking & Brokerage - 3.7 %
      11,100      Merrill Lynch & Co., Inc.                 $   351,981
      10,400      Morgan Stanley                                375,128
                                                            -----------
                                                            $   727,109
                                                            -----------
                  Diversified Financial Services - 4.0%
      13,300      Bank of America Corp.                     $   317,471
      12,850      J.P. Morgan Chase & Co.                       440,884
                                                            $   758,355
                                                            -----------
                  Total Diversified Financials              $ 1,485,464
                                                            -----------

6  The accompanying notes are an integral part of these financial statements.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                   Value
              Insurance - 4.7 %
              Life & Health Insurance - 2.3 %
   8,450      MetLife, Inc.                          $   445,907
                                                     -----------
              Property & Casualty Insurance - 2.4%
   9,250      Chubb Corp.                            $   453,343
                                                     -----------
              Total Insurance                        $   899,250
                                                     -----------
              Technology Hardware & Equipment - 5.6%
              Communications Equipment - 2.0%
  15,850      Nokia Corp. (A.D.R.)                   $   388,325
                                                     -----------
              Computer Hardware - 2.8%
  11,950      Hewlett-Packard Co.                    $   528,310
                                                     -----------
              Technology Distributors - 0.8%
   5,100      Arrow Electronics, Inc. *              $   156,672
                                                     -----------
              Total Technology Hardware &
              Equipment                              $ 1,073,307
                                                     -----------
              Telecommunication Services - 4.2%
              Integrated Telecom Services - 4.2%
  10,750      AT&T Corp.                             $   362,168
  12,500      Verizon Communications, Inc.               442,500
                                                     -----------
                                                     $   804,668
                                                     -----------
              Total Telecommunication Services       $   804,668
                                                     -----------
              TOTAL COMMON STOCKS
              (Cost $17,196,745)                     $17,695,027
                                                     -----------

 Principal
Amount ($)                                                  Value
               TEMPORARY CASH INVESTMENTS - 11.4%
               Repurchase Agreements - 8.1%
  305,000      Bank of America, 2.2%, dated 6/30/08,
               repurchase price of $305,000 plus
               accrued interest on 7/1/08
               collateralized by $823,846 Federal
               National Mortgage Association,
               5.5%, 6/1/33                           $   305,000
  305,000      Barclays Plc, 2.27%, dated 6/30/08,
               repurchase price of $305,000 plus
               accrued interest on 7/2/08
               collateralized by the following:
               $185,421 Federal Home Loan
               Mortgage Corp., 4.171 - 6.27%,
               12/1/34 - 10/1/37
               $190,532 Federal National Mortgage
               Association, 4.024 - 6.082%,
               8/1/36 - 2/1/48                            305,000
  325,000      Deutsche Bank, 2.3%, dated 6/30/08,
               repurchase price of $325,000 plus
               accrued interest on 7/1/08
               collateralized by the following:
               $80,082 Federal National Mortgage
               Association (ARM),
               4.708 - 5.887%,
               12/1/13 - 3/1/37
               $60,724 Federal Home Loan
               Mortgage Corp., 4.703 - 4.704%,
               12/1/35 - 3/1/35
               $249,626 Freddie Mac Giant,
               4.5 - 7.0%, 10/1/34 - 5/1/38
               $134,054 U.S. Treasury Strip,
               0.0%, 8/15/22                              325,000
  305,000      JP Morgan, 2.26%, dated 6/30/08,
               repurchase price of $305,000
               plus accrued interest on 7/1/08
               collateralized by $339,149 Federal
               National Mortgage Association,
               4.5 - 6.5%, 3/1/23 - 5/1/38                305,000
  305,000      Merrill Lynch, 2.5%, dated 6/30/08,
               repurchase price of $305,000 plus
               accrued interest on 7/1/08
               collateralized by $380,757 Federal
               Home Loan Mortgage Corp.,
               5.065 - 6.025%, 9/1/36 - 4/1/38            305,000
                                                      -----------
                                                      $ 1,545,000
                                                      -----------

  The accompanying notes are an integral part of these financial statements.  7

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

 Principal
Amount ($)                                                     Value
               Securities Lending Collateral - 3.4% (c)
               Certificates of Deposit:
  13,262       American Express, 2.72%, 8/8/08           $    13,262
   9,927       Bank of America, 2.88%, 8/11/08                 9,927
   9,927       Citibank, 2.85%, 7/29/08                        9,927
   3,575       Banco Santander NY, 2.8%, 10/7/08               3,575
   9,937       Banco Santander NY, 3.09%,
               12/22/08                                        9,937
   9,924       Bank of Nova Scotia, 3.18%, 5/5/09              9,924
   4,963       Bank of Scotland NY, 2.73%, 7/11/08             4,963
   4,963       Bank of Scotland NY, 2.72%, 8/15/08             4,963
   3,570       Bank of Scotland NY, 2.89%, 11/4/08             3,570
   4,960       Bank of Scotland NY, 3.03%, 9/26/08             4,960
  17,868       Barclay's Bank, 3.18%, 5/27/09                 17,868
  14,891       Bank Bovespa NY, 2.705%, 8/8/08                14,891
   9,927       BNP Paribas NY, 2.88%, 7/23/08                  9,927
   5,956       Calyon NY, 2.85%, 8/25/08                       5,956
   8,339       Calyon NY, 2.64%, 9/29/08                       8,339
   3,149       Calyon NY, 2.69%, 1/16/09                       3,149
   8,239       Commonwealth Bank of Australia NY,
               2.63%, 7/11/08                                  8,239
   8,339       Deutsche Bank Financial, 2.72%, 7/30/08         8,339
   3,971       Deutsche Bank Financial, 2.72%, 8/4/08          3,971
   8,140       Dexia Bank NY, 2.69%, 8/7/08                    8,140
   1,985       Dexia Bank NY, 2.65%, 8/12/08                   1,985
   7,356       Dexia Bank NY, 3.37%, 9/29/08                   7,356
  17,868       DNB NOR Bank ASA NY, 2.9%, 6/8/09              17,868
     853       Fortis, 3.11%, 9/30/08                            853
  18,186       Intesa SanPaolo S.p.A., 2.72%,
               5/22/09                                        18,186
   8,656       Lloyds Bank, 2.61%, 7/11/08                     8,656
   4,963       Lloyds Bank, 2.61%, 8/18/08                     4,963
   6,750       Natixis, 2.83%, 8/4/08                          6,750
   9,927       NORDEA NY, 2.81%, 8/29/08                       9,927
   1,147       NORDEA NY, 2.72%, 4/9/09                        1,147
     951       NORDEA NY, 2.73%, 12/1/08                         951
   1,588       Rabobank Nederland NY,
               2.37%, 8/29/08                                  1,588
   4,963       Royal Bank of Canada NY,
               2.57%, 7/15/08                                  4,963
   9,927       Royal Bank of Canada NY, 2.6%,
               9/5/08                                          9,927
   5,956       Bank of Scotland NY, 2.7%, 8/1/08               5,956
   5,960       Bank of Scotland NY, 2.96%, 11/3/08             5,960
   3,832       Skandinavian Enskilda Bank NY,
               2.7%, 7/17/08                                   3,832
   1,151       Skandinavian Enskilda Bank NY,
               3.18%, 9/22/08                                  1,151

 Principal
Amount ($)                                                     Value
               Securities Lending Collateral - continued
   1,981       Skandinavian Enskilda Bank NY,
               3.06%, 2/13/09                            $     1,981
   3,971       Svenska Bank NY, 2.7%, 7/17/08                  3,971
   8,239       Svenska Bank NY, 2.55%, 7/11/08                 8,239
  12,508       Toronto Dominion Bank NY, 2.77%,
               9/5/08                                         12,508
   5,956       Toronto Dominion Bank NY, 2.75%,
               11/5/08                                         5,956
   1,981       Wachovia, 3.62%,10/28/08                        1,981
                                                         -----------
                                                         $   310,483
                                                         -----------
               Commercial Paper:
   3,051       Bank of America, 2.7%, 8/26/08            $     3,051
   3,959       Bank of America, 2.6%, 8/11/08                  3,959
   2,976       CBA, 2.7%, 7/11/08                              2,976
   7,914       CBA, 2.88%, 8/18/08                             7,914
   1,984       Deutsche Bank Financial, 2.72%,
               7/9/08                                          1,984
   1,982       HSBC, 2.89% 7/21/08                             1,982
   9,863       HSBC, 2.88%, 9/29/08                            9,863
   7,917       ING Funding, 2.7%, 8/13/08                      7,917
   2,976       Natixis, 2.87%, 7/10/08                         2,976
   2,973       Natixis, 2.87%, 7/21/08                         2,973
   2,446       PARFIN, 3.18%, 8/1/08                           2,446
   3,934       Royal Bank of Scotland,
               2.66%, 10/21/08                                 3,934
   1,985       Societe Generale, 2.98%, 7/2/08                 1,985
   4,952       Societe Generale, 2.93%, 7/30/08                4,952
   3,960       Societe Generale, 3.18%, 8/5/08                 3,960
   7,911       Societe Generale, 3.18%, 8/22/08                7,911
   3,959       SVSS NY, 3.18%, 8/11/08                         3,959
   1,889       Bank Bovespa NY, 2.79%, 3/12/09                 1,889
   8,932       General Electric Capital Corp.,
               2.77%, 1/5/09                                   8,932
   9,923       General Electric Capital Corp.,
               2.82%, 3/16/09                                  9,923
   3,671       IBM, 3.18%, 2/13/09                             3,671
   9,927       IBM, 3.18%, 6/26/09                             9,927
  17,868       Met Life Global Funding,
               3.16%, 6/12/09                                 17,868
  16,876       WestPac, 3.18%, 6/1/09                         16,876
                                                         -----------
                                                         $   143,829
                                                         -----------
               Mutual Funds:
  11,912       BlackRock Liquidity Money Market
               Fund, 3.18%                               $    11,912
  15,492       Dreyfus Preferred Money Market
               Fund, 3.18%                                    15,492
                                                         -----------
                                                         $    27,404
                                                         -----------

8  The accompanying notes are an integral part of these financial statements.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal
Amount ($)                                                                 Value
             Tri-party Repurchase Agreements:
    42,224   Deutsche Bank, 2.5%, 7/1/08                             $    42,224
   119,123   Lehman Brothers, 2.65%, 7/1/08                              119,123
                                                                     -----------
                                                                     $   161,347
                                                                     -----------
             Other:
     4,937   ABS CFAT 2008-A A1, 3.005%,
             4/27/09                                                 $     4,937
                                                                     -----------
             Total Securities Lending
             Collateral                                              $   648,000
                                                                     -----------
             TOTAL TEMPORARY CASH
             INVESTMENTS                                             $   648,000
                                                                     -----------
             (Cost $2,193,000)                                       $ 2,193,000
                                                                     -----------
             TOTAL INVESTMENT
             IN SECURITIES - 103.6%
             (Cost $19,389,745) (a)                                  $19,888,027
                                                                     -----------
             OTHER ASSETS AND
             LIABILITIES - (3.6)%                                    $  (699,930)
                                                                     -----------
             TOTAL NET ASSETS - 100.0%                               $19,188,097
                                                                     ===========

(A.D.R.) American Depositary Receipt
*        Non-income producing security.
(a) At June 30, 2008, the net unrealized gain on investments based on cost for federal income tax purposes of $19,391,939 was as follows:

         Aggregate gross unrealized gain for all investments in which
           there is an excess of value over tax cost                   $2,203,771
         Aggregate gross unrealized loss for all investments in which
           there is an excess of tax cost over value                   (1,707,683)
                                                                       ----------
         Net unrealized gain                                           $  496,088
                                                                       ==========

(b)      At June 30, 2008, the following securities were out on loan:


         Shares    Security               Value
         6,000     Bunge, Ltd.          $633,120
                                        --------
                   Total                $633,120
                                        ========

(c)    Securities lending collateral is managed by Credit Suisse.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2008 aggregated $3,772,044 and $3,342,397, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.
    Level 1 - quoted prices in active markets for identical securities
    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2008, in valuing the Portfolio's assets:

                                                Investments      Other Financial
Valuation Inputs                               in Securities       Instruments
--------------------------------------------------------------------------------
Level 1 - Quoted Prices                         $17,695,027                -
Level 2 - Other Significant
          Observable Inputs                       2,193,000                -
Level 3 - Significant Unobservable Inputs                 -                -
                                                -----------       ----------
Total                                           $19,888,027                -
                                                ===========       ==========

  The accompanying notes are an integral part of these financial statements.  9

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Six Months
                                                                   Ended          Year         Year
                                                                  6/30/08         Ended        Ended      3/18/05 (a) to
Class II                                                        (unaudited)     12/31/07     12/31/06        12/31/05
Net asset value, beginning of period                             $   13.56      $  12.85     $  10.99        $  10.00
                                                                 --------       --------     --------        --------
Increase (decrease) from investment operations:
 Net investment income                                           $    0.09      $   0.14     $   0.12        $   0.04
 Net realized and unrealized gain (loss) on investments              (1.45)         0.68         1.76            0.95
                                                                 ---------      --------     --------        --------
  Net increase (decrease) from investment operations             $   (1.36)     $   0.82     $   1.88        $   0.99
Distributions to shareowners:
 Net income                                                          (0.16)        (0.11)       (0.02)             --
 Net realized gain                                                   (0.00)           --           --              --
                                                                 ---------      --------     --------        --------
Net investment increase (decrease) in net asset value            $   (1.52)     $   0.71     $   1.86        $   0.99
                                                                 ---------      --------     --------        --------
Net asset value, end of period                                   $   12.04      $  13.56     $  12.85        $  10.99
                                                                 =========      ========     ========        ========
Total return*                                                       (10.05)%        6.40%       17.14%           9.90%(b)
Ratio of net expenses to average net assets                           1.00%**       1.00%        1.00%           1.00%**
Ratio of net investment income to average net assets                  1.48%**       1.43%        1.70%           1.13%**
Portfolio turnover rate                                                 36%**         17%          19%             34%(b)
Net assets, end of period (in thousands)                         $  19,188      $ 20,560     $ 14,290        $  4,523
Ratios assuming no waiver of fees and assumption of expenses by PIM:
 Net expenses                                                         1.42%**       1.32%        1.68%           5.71%**
 Net investment income (loss)                                         1.06%**       1.11%        1.02%          (3.58)%**

(a) Class II shares were first publicly offered on March 18, 2005.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
(b) Not Annualized.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

10  The accompanying notes are an integral part of these financial statements.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $633,120) (cost $19,389,745)      $19,888,027
 Cash                                                                                            45,980
 Receivables --
 Fund shares sold                                                                                13,976
 Dividends and interest                                                                          25,144
 Due from Pioneer Investment Management, Inc.                                                    14,178
 Other                                                                                              118
                                                                                            -----------
  Total assets                                                                              $19,987,423
                                                                                            -----------
LIABILITIES:
 Payables --
 Investment securities purchased                                                            $   103,626
 Fund shares repurchased                                                                            341
 Upon return of securities loaned                                                               648,000
 Due to affiliates                                                                               16,055
 Accrued expenses                                                                                31,304
                                                                                            -----------
  Total liabilities                                                                         $   799,326
                                                                                            -----------
NET ASSETS:
 Paid-in capital                                                                            $19,073,307
 Undistributed net investment income                                                            146,676
 Accumulated net realized loss on investments                                                  (530,168)
 Net unrealized gain on investments                                                             498,282
                                                                                            -----------
  Total net assets                                                                          $19,188,097
                                                                                            ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class II (based on $19,188,097/1,593,921 shares)                                           $     12.04
                                                                                            ===========

 The accompanying notes are an integral part of these financial statements.  11

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $8,150)                                   $228,300
 Interest                                                                                14,333
 Income from securities loaned, net                                                       3,487
                                                                                       --------
  Total investment income                                                                             $    246,120
                                                                                                      ------------
EXPENSES:
 Management fees                                                                       $ 69,591
 Transfer agent fees and expenses                                                           748
 Distribution fees                                                                       24,854
 Administrative fees                                                                      2,237
 Custodian fees                                                                          13,473
 Professional fees                                                                       22,203
 Printing expense                                                                         2,742
 Fees and expenses of nonaffiliated trustees                                              2,999
 Miscellaneous                                                                            1,805
                                                                                       --------
  Total expenses                                                                                      $    140,652
  Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                          (41,289)
                                                                                                      ------------
  Net expenses                                                                                        $     99,363
                                                                                                      ------------
   Net investment income                                                                              $    146,757
                                                                                                      ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss from investments                                                                   $   (511,105)
                                                                                                      ------------
 Change in net unrealized loss from investments                                                       $ (1,909,547)
                                                                                                      ------------
  Net loss on investments                                                                             $ (2,420,652)
                                                                                                      ------------
  Net decrease in net assets resulting from operations                                                $ (2,273,895)
                                                                                                      ============

12  The accompanying notes are an integral part of these financial statements.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08 and the Year Ended 12/31/07, respectively

                                                                                 Six Months
                                                                                   Ended
                                                                                  6/30/08           Year Ended
                                                                                (unaudited)          12/31/07
FROM OPERATIONS:
Net investment income                                                          $     146,757       $    252,572
Net realized gain (loss) on investments                                             (511,105)            50,779
Change in net unrealized gain (loss) on investments                               (1,909,547)           748,091
                                                                               -------------       ------------
  Net increase (decrease) in net assets resulting from operations              $  (2,273,895)      $  1,051,442
                                                                               -------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class II ($0.16 and $0.11 per share, respectively)                            $    (252,588)      $   (154,057)
                                                                               -------------       ------------
Net realized gain:
 Class II ($0.00 and $0.00 per share, respectively)                            $        (629)      $         --
                                                                               -------------       ------------
  Total distributions to shareowners                                           $    (253,217)      $   (154,057)
                                                                               -------------       ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                               $   5,495,363       $ 11,715,336
Reinvestment of distributions                                                        253,217            154,057
Cost of shares repurchased                                                        (4,593,635)        (6,496,977)
                                                                               -------------       ------------
  Net increase in net assets resulting from Portfolio share transactions       $   1,154,945       $  5,372,416
                                                                               -------------       ------------
  Net increase (decrease) in net assets                                        $  (1,372,167)      $  6,269,801
NET ASSETS:
Beginning of period                                                            $  20,560,264       $ 14,290,463
                                                                               -------------       ------------
End of period                                                                  $  19,188,097       $ 20,560,264
                                                                               =============       ============
Undistributed net investment income                                            $     146,676       $    252,507
                                                                               =============       ============

                                                   '08 Shares       '08 Amount      '07 Shares       '07 Amount
                                                  (unaudited)      (unaudited)
CLASS II
Shares sold                                          417,601      $  5,495,363        874,662      $ 11,715,336
Reinvestment of distributions                         20,503           253,217         11,270           154,057
Less shares repurchased                             (360,346)       (4,593,635)      (481,554)       (6,496,977)
                                                    --------      ------------       --------      ------------
  Net increase                                        77,758      $  1,154,945        404,378      $  5,372,416
                                                    ========      ============       ========      ============

The accompanying notes are an integral part of these financial statements.  13

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Cullen Value VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation. Current income is a secondary objective.

The Portfolio offers one class of shares designated as Class II shares. The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks. Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2008, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. All tax returns filed thus far are subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the fiscal year ended December 31, 2007 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2007, were as follows:

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         2007
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                                                     $  154,057
                                                                     ----------
  Total distributions                                                $  154,057
                                                                     ==========
 Distributable Earnings
 (Accumulated Losses):
 Undistributed ordinary income                                       $  252,507
 Undistributed long-term gain                                               549
 Post-October loss deferred                                             (16,789)
 Unrealized appreciation                                              2,405,635
                                                                     ----------
  Total                                                              $2,641,902
                                                                     ==========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferred of losses on wash sales.

C. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (Unicredit), $209,232 in commissions on the sale of Trust shares for the six months ended June 30, 2008. Distribution fees are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

PIM, and not the Portfolio, pays a portion of the fee it receives from the Portfolio to Cullen LLC as compensation for Cullen's subadvisory services to the Portfolio.

Through May 1, 2009, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $15,392 in management fees, administrative fees and certain other services payable to PIM at June 30, 2008.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $272 in transfer agent fees payable to PIMSS at June 30, 2008.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

4. Distribution Plan
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $391 payable to PFD at June 30, 2008.

5. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

Results of Shareholder Meeting
At a special meeting held on May 13, 2008, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Variable Contracts Trust, as noted below) follows:

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Broker
                                                      For                 Withhold          Abstain            Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 1 - To elect Trustees*
  John F. Cogan, Jr.                            164,711,851.194        5,285,114.254                 0              0
  Daniel K. Kingsbury                           165,222,946.234        4,774,019.214                 0              0
  David R. Bock                                 164,963,647.028        5,033,318.420                 0              0
  Mary K. Bush                                  164,650,732.216        5,346,233.232                 0              0
  Benjamin M. Friedman                          165,102,105.803        4,894,859.645                 0              0
  Margaret B.W. Graham                          165,219,940.012        4,777,025.436                 0              0
  Thomas J. Perna                               165,231,179.140        4,765,786.308                 0              0
  Marguerite A. Piret                           165,180,443.253        4,816,522.195                 0              0
  John Winthrop                                 164,783,515.329        5,213,450.119                 0              0

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Broker
                                                      For                 Against           Abstain            Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 2 - To approve an amendment to the
 Declaration of Trust*                          156,965,554.071        7,761,986.720     5,269,424.657              0
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Broker
                                                      For                 Against           Abstain            Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 3A - To approve changes to the
 Portfolio's fundamental investment policy
 relating to borrowing money                      1,399,195.505           57,332.521        59,226.945             0
 Proposal 3B - To approve changes to the
 Portfolio's fundamental investment policy
 relating to underwriting                         1,443,141.978           13,386.048        59,226.945             0
 Proposal 3C - To approve changes to the
 Portfolio's fundamental investment policy
 relating to lending                              1,370,176.674           81,919.399        63,658.897             0
 Proposal 3D - To approve changes to the
 Portfolio's fundamental investment policy
 relating to issuing senior securities            1,427,509.194           24,586.879        63,658.897             0
 Proposal 3E - To approve changes to the
 Portfolio's fundamental investment policy
 relating to real estate                          1,432,691.342           19,404.731        63,658.897             0
 Proposal 3F - To approve changes to the
 Portfolio's fundamental investment policy
 relating to commodities                          1,441,090.170           11,005.903        63,658.897             0
 Proposal 3G - To approve changes to the
 Portfolio's fundamental investment policy
 relating to concentration                        1,424,997.851           27,098.222        63,658.897             0
 Proposal 3H - To approve changes to the
 Portfolio's fundamental investment policy
 relating to diversification                      1,448,783.661            3,312.413        63,658.897             0
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                Broker
                                                      For                 Against           Abstain            Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 4 - To approve an Amended and
 Restated Management Agreement with PIM           1,414,582.594           37,513.479        63,658.897             0
---------------------------------------------------------------------------------------------------------------------------

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Variable Contracts Trust. Results reported above reflect the combined votes of all series of the Trust.

Pioneer Cullen Value VCT Portfolio
(the "Portfolio")                               PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees noted that the Fund commenced operations on March 1, 2005. They considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one year period ended June 30, 2007 and that the Fund's total return for 2006 was in the third quintile of its Morningstar category. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) After discussing the reasons for the Fund's short-term underperformance with PIM and given the short operating history of the Fund, the Trustees concluded that the investment performance of the Fund was satisfactory.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM, the investment performance of the Fund and the contractual expense limitation agreed to by PIM with respect to the Class II shares of the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Fund pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, the management fee rate paid by the Fund for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that PIM is subsidizing the Fund because it has not reached adequate scale. The Trustees also considered the relatively small size of the Fund compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust

Officers                                        Trustees
John F. Cogan, Jr., President                   John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President   David R. Bock
Mark E. Bradley, Treasurer                      Mary K. Bush
Dorothy E. Bourassa, Secretary                  Benjamin M. Friedman
                                                Margaret B.W. Graham
                                                Daniel K. Kingsbury
                                                Thomas J. Perna
                                                Marguerite A. Piret
                                                John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19637-02-0808


                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST
                 Pioneer Emerging Markets VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT
                                                                   June 30, 2008

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio
  Portfolio and Performance Update                2
  Comparing Ongoing Portfolio Expenses            3
  Portfolio Management Discussion                 4
  Schedule of Investments                         6
  Financial Statements                           11
  Notes to Financial Statements                  16
  Approval of Investment Advisory Agreement      22
  Trustees, Officers and Service Providers       25

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/08
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE TABLE BELOW WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                        58.5%
Depositary Receipts for International Stocks       30.5%
U.S. Common Stocks                                  4.9%
Temporary Cash Investments                          3.7%
International Preferred Stocks                      2.4%

Geographical Distribution
(As a percentage of equity holdings)

[THE TABLE BELOW WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Brazil                                             18.4%
Russia                                             15.2%
People's Republic of China                         12.7%
South Africa                                        8.9%
South Korea                                         8.3%
Taiwan                                              5.1%
India                                               5.0%
Indonesia                                           4.7%
Mexico                                              3.0%
United States                                       2.3%
Israel                                              2.2%
Egypt                                               2.0%
Hong Kong                                           1.9%
Peru                                                1.7%
United Kingdom                                      1.7%
Singapore                                           1.6%
Philippines                                         1.5%
Argentina                                           1.4%
Other (individually less than 1%)                   2.4%

Five Largest Holdings
(As a percentage of equity holdings)*

1.   Petrobras Brasileiro
       (A.D.R.)                    5.32%

2.   Gazprom (A.D.R.)              4.65
3.   Companhia Vale do Rio
       Doce (A.D.R.)               4.14
4.   America Movil (A.D.R.)
       (Series L)                  1.99
5.   Uralkali CLS                  1.87

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/08
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share    6/30/08        12/31/07
  Class I                    $ 33.34        $ 43.86
  Class II                   $ 32.91        $ 43.32

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 6/30/08)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.1255       $ 0.2168          $ 4.9629
  Class II                  $ 0.0292       $ 0.2168          $ 4.9629

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Emerging Markets VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE TABLE BELOW WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                Pioneer        Pioneer
                Emerging       Emerging
                Markets        Markets          MSCI
                VCT Porfolio,  VCT Portfolio,   Emerging
                Class I        Class II         Markets Index
 10/31/1998     $10,000        $10,000          $10,000
                $14,120        $14,097          $14,930

  6/30/2000     $17,323        $17,239          $16,344
                $11,777        $11,702          $12,124

  6/30/2002     $12,194        $12,083          $12,282
                $13,062        $12,916          $13,137

  6/30/2004     $17,019        $16,799          $17,539
                $22,451        $22,100          $23,659

  6/30/2006     $32,057        $31,490          $32,154
                $48,202        $47,236          $46,768

  6/30/2008     $50,116        $48,984          $49,056


The Morgan Stanley Capital International (MSCI) Emerging Markets Index measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2008)

                   Class I       Class II
Life-of-Class
(10/30/98)         18.15%        17.87%
5 Years            30.86%        30.55%
1 Year              3.97%         3.70%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on actual returns from January 1, 2008 through June 30, 2008.

     Share Class                                   I               II
--------------------------------------------------------------------------------
     Beginning Account Value on 1/1/08       $ 1,000.00       $ 1,000.00
     Ending Account Value on 6/30/08         $   879.70       $   878.50
     Expenses Paid During Period*            $     6.96       $     8.08

* Expenses are equal to the Portfolio's annualized expense ratio of 1.49% and 1.73% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2008 through June 30, 2008.

     Share Class                                   I               II
--------------------------------------------------------------------------------
     Beginning Account Value on 1/1/08       $ 1,000.00       $ 1,000.00
     Ending Account Value on 6/30/08         $ 1,017.45       $ 1,016.26
     Expenses Paid During Period*            $     7.47       $     8.67

* Expenses are equal to the Portfolio's annualized expense ratio of 1.49% and 1.73% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/08
--------------------------------------------------------------------------------

In the following interview, Christopher Smart, Pioneer Emerging Market VCT Portfolio's portfolio manager, discusses the factors that influenced performance during the six months ended June 30, 2008.

Q. How did emerging markets equities perform during the past half-year, and how did the Portfolio compare?

A. The MSCI Emerging Markets Index produced a return of -11.64% for the six months ended June 30, 2008, slightly lower than the -10.25% return of the developed markets (as measured by the MSCI World Index). The performance stands in marked contrast to crisis periods of the past, when the emerging markets would typically lag their developed peers by a substantial margin. We believe the shift helps underscore the positive changes that have taken place in the asset class during the past decade. First, emerging markets governments have adopted a more sensible approach to financial management, with a focus on balanced budgets, inflation control, and flexible exchange rates. Second, stronger economic growth has enabled emerging markets nations to reduce debt and, thereby, become less dependent on the global capital markets. Third, most countries in the emerging markets asset class have developed independent, domestic sources of economic growth, making their economies less reliant on end-market demand in the United States and Europe. The result of those developments is that emerging economies are less affected by external factors such as the U.S. housing and credit crises.

     The Portfolio's Class I and Class II shares generated total returns of -12.03% and -12.15%, respectively, at net asset value during the semiannual period. The Portfolio underperformed the -11.64% return of the MSCI Emerging Markets Index during the period but outperformed the -12.62% average return of 44 funds in Lipper's Emerging Markets Portfolios category.

Q. What factors helped and hurt the Portfolio's performance during the semiannual period?

A. A key factor in the Portfolio's performance during the period was the effectiveness of our stock selection in China, where we mitigated the downside in one of the worst performing markets in the asset class. The leading individual contributor among the Portfolio's holdings in China was Yanzhou Coal Mining, which generated soaring profits from the combination of higher coal prices and rising sales volumes.

     Indonesia was another helpful market for the Portfolio during the period. Again, the primary drivers of performance were coal stocks: Bumi Resources and Indo Tambangraya Megah. Since China is unable to meet its demand for coal from domestic sources, the proximity of the companies to the Chinese market has enabled them to capitalize on the country's thirst for electricity.

     Egypt was also a source of notable outperformance for the Portfolio during the period. The most significant contributor was Orascom Construction, whose shares rose 15.8% during the period. Rising oil prices have fueled a boom of construction and infrastructure investment throughout the Middle East, leading to surging profits for Orascom.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     On the negative side, the Portfolio's relative performance during the period was hurt by a zero weighting in Brazilian steel companies, which outperformed, and its holdings in Korean shipbuilders, which gave back ground during the period after making a positive contribution to the Portfolio's performance over the past several years.

Q.   What are some important investment themes in the Portfolio?

A. We continue to find the most attractive investment opportunities in consumer and infrastructure stocks. In the consumer sector, stronger economic growth is fueling increased personal wealth and the expansion of a global middle class. The trends work in favor of companies that benefit from rising incomes and increased spending, such as retailers, and those that are helped by increased savings, such as banks. The rising power of consumers is a global phenomenon that forms the basis for our investments in stocks such as Wimm-Bill-Dann, Russia's largest dairy company, New World Resources, a Chinese department store chain, and Unibanco, one of the leading banking franchises in Brazil.

     Infrastructure spending is another area in which we are finding significant opportunities. Rising commodity prices and economic expansion are leading to stronger fiscal positions for emerging markets nations, which, in turn, is providing them with the capital to fund infrastructure programs. Among the Portfolio's leading positions in the area are Murray & Roberts, a South African construction and engineering company, China Railway Construction, which is capitalizing on China's need to move goods more efficiently, and Empresas ICA, a Mexican company that specializes in the construction of dams, highways and industrial plants.

Q.   What is your broad view regarding the emerging markets?

A. Although emerging markets equities are by no means immune to the broader issues affecting the global economy, it is important to keep in mind that the asset class is now more insulated from global issues than at any point in the past. We encourage investors to remain focused on the fundamental investment case for the emerging markets, even if stocks remain choppy in the months ahead.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                                     Value
                   PREFERRED STOCKS - 2.5%
                   Media - 1.5%
                   Broadcasting & Cable Television - 1.5%
  143,780          Net Servicos de Comunicacao SA*                   $ 1,803,217
                                                                     -----------
                   Total Media                                       $ 1,803,217
                                                                     -----------
                   Banks - 1.0%
                   Diversified Banks - 1.0%
   62,975          Banco Itau Holding Financeira                     $ 1,278,594
                                                                     -----------
                   Total Banks                                       $ 1,278,594
                                                                     -----------
                   TOTAL PREFERRED STOCKS
                   (Cost $2,600,981)                                 $ 3,081,811
                                                                     -----------
                   COMMON STOCKS - 95.9%
                   Energy - 22.0%
                   Coal & Consumable Fuels - 4.3%
2,476,300          Bumi Resources Tbk Pt                             $ 2,213,183
  358,200          Indo Tambangraya Megah Pt                           1,312,029
  979,100          Yanzhou Coal Mining*                                1,821,241
                                                                     -----------
                                                                     $ 5,346,453
                                                                     -----------
                   Integrated Oil & Gas - 13.0%
1,251,500          China Petroleum & Chemical                        $ 1,163,777
   97,900          Gazprom (A.D.R.)*                                   5,690,790
   12,600          Lukoil Holding (A.D.R.)                             1,242,360
  112,200          Petrobras Brasileiro (A.D.R.)*                      6,501,990
   27,200          Sasol, Ltd. (A.D.R.)                                1,603,168
                                                                     -----------
                                                                     $16,202,085
                                                                     -----------
                   Oil & Gas Equipment & Services - 2.4%
   23,300          Tenaris SA (A.D.R.)*                              $ 1,735,850
   30,500          TMK (G.D.R.) (144A)*                                1,198,562
                                                                     -----------
                                                                     $ 2,934,412
                                                                     -----------
                   Oil & Gas Exploration & Production - 1.0%
  706,200          Cnooc, Ltd.                                       $ 1,224,935
                                                                     -----------
                   Oil & Gas Refining & Marketing - 1.3%
   16,500          Reliance Industries, Ltd. (G.D.R.) (144A)*        $ 1,623,600
                                                                     -----------
                   Total Energy                                      $27,331,485
                                                                     -----------
                   Materials - 18.8%
                   Construction Materials - 1.4%
  221,403          Pretoria Portland Cement Co.                      $   808,089
1,680,600          PT Indocement Tunggal Prakarsa Tbk                    996,442
                                                                     -----------
                                                                     $ 1,804,531
                                                                     -----------
                   Diversified Metals & Mining - 7.9%
  169,680          Companhia Vale do Rio Doce (A.D.R.)               $ 5,063,251
   13,000          Freeport-McMoRan Copper & Gold, Inc.
                   (Class B)                                           1,523,470
   59,200          New World Resources BV*                             2,099,935
   43,200          Norilsk Nickel (A.D.R.) (b)                         1,092,960
                                                                     -----------
                                                                     $ 9,779,616
                                                                     -----------

Shares                                                                     Value
                   Fertilizers & Agricultural Chemicals - 3.0%
   61,300          Israel Chemicals, Ltd.                            $ 1,421,101
  157,900          Uralkali CLS*                                       2,280,854
                                                                     -----------
                                                                     $ 3,701,955
                                                                     -----------
                   Gold - 1.7%
  166,800          IAMGOLD Corp.                                     $ 1,009,140
1,307,375          Zijin Mining Group Co., Ltd.*                       1,117,109
                                                                     -----------
                                                                     $ 2,126,249
                                                                     -----------
                   Precious Metals & Minerals - 3.7%
    7,300          Anglo American Platinum Corp., Ltd.               $ 1,224,119
   32,400          Compania de Minas Buenaventura SA*                  2,117,988
   32,800          Impala Platinum Holdings, Ltd.*                     1,301,418
                                                                     -----------
                                                                     $ 4,643,525
                                                                     -----------
                   Steel - 1.1%
   32,800          Kumba Iron Ore, Ltd.                              $ 1,327,784
                                                                     -----------
                   Total Materials                                   $23,383,660
                                                                     -----------
                   Capital Goods - 14.4%
                   Aerospace & Defense - 1.0%
   21,000          Elbit Systems, Ltd.                               $ 1,249,212
                                                                     -----------
                   Construction & Engineering - 7.3%
  156,482          Aveng, Ltd.                                       $ 1,143,912
  878,200          China Communications
                   Construction Co., Ltd.                              1,499,037
  849,000          China Railways Construction Corp.*                  1,195,809
  192,217          Empressa ICA Sociedad Controladora
                   SA de C.V.*                                         1,203,890
    9,900          GS Engineering & Construction Corp.*                1,080,393
   24,940          Kyeryong Construction Industrial Co., Ltd.*           707,416
   20,300          Larsen & Toubro, Ltd.*                              1,032,699
   17,500          Orascom Construction Industries                     1,201,450
                                                                     -----------
                                                                     $ 9,064,606
                                                                     -----------
                   Construction & Farm Machinery
                   & Heavy Trucks - 3.0%
   33,030          Daewoo Heavy Industries
                   & Machinery, Ltd.*                                $ 1,287,724
    4,030          Hyundai Heavy Industries*                           1,245,041
   31,800          Samsung Heavy Industries Co., Ltd.*                 1,139,650
                                                                     -----------
                                                                     $ 3,672,415
                                                                     -----------
                   Heavy Electrical Equipment - 0.6%
   23,600          Bharat Heavy Electricals, Ltd.*                   $   764,325
                                                                     -----------
                   Industrial Conglomerates - 2.5%
  233,400          Keppel Corp.                                      $ 1,925,314
  107,900          Murray & Roberts Holdings                           1,201,340
                                                                     -----------
                                                                     $ 3,126,654
                                                                     -----------
                   Total Capital Goods                               $17,877,212
                                                                     -----------

6     The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
                   Transportation - 3.4%
                   Marine - 1.5%
  629,400          China Shipping Development Co., Ltd.*             $ 1,883,902
                                                                     -----------
                   Railroads - 1.9%
   97,700          All America Latina Logistica*                     $ 1,251,010
1,425,000          China Railway Group, Ltd.* (b)                      1,056,652
                                                                     -----------
                                                                     $ 2,307,662
                                                                     -----------
                   Total Transportation                              $ 4,191,564
                                                                     -----------
                   Automobiles & Components - 1.0%
                   Automobile Manufacturers - 1.0%
  594,500          PT Astra International                            $ 1,246,379
                                                                     -----------
                   Total Automobiles & Components                    $ 1,246,379
                                                                     -----------
                   Consumer Durables & Apparel - 2.6%
                   Apparel, Accessories & Luxury Goods - 0.7%
1,212,400          Anta Sports Products, Ltd.*                       $   945,601
                                                                     -----------
                   Homebuilding - 0.9%
   78,840          Cyrela Brazil Realty SA*                          $ 1,092,489
                                                                     -----------
                   Housewares & Specialties - 1.0%
   41,290          Woongjin Coway Co., Ltd.*                         $ 1,210,131
                                                                     -----------
                   Total Consumer Durables & Apparel                 $ 3,248,221
                                                                     -----------
                   Consumer Services - 0.7%
                   Hotels, Resorts & Cruise Lines - 0.7%
  465,920          Indian Hotels Co., Ltd.                           $   840,643
                                                                     -----------
                   Total Consumer Services                           $   840,643
                                                                     -----------
                   Media - 2.0%
                   Advertising - 1.0%
   45,700          Focus Media Holding, Ltd.*                        $ 1,266,804
                                                                     -----------
                   Movies & Entertainment - 1.0%
   50,000          CTC Media, Inc.*                                  $ 1,233,000
                                                                     -----------
                   Total Media                                       $ 2,499,804
                                                                     -----------
                   Retailing - 3.2%
                   Department Stores - 3.2%
   83,900          Lojas Renner SA*                                  $ 1,666,122
1,247,100          New World Department Store China*                   1,094,590
  166,400          Parkson Retail Group, Ltd. (b)                      1,215,785
                                                                     $ 3,976,497
                                                                     -----------
                   Total Retailing                                   $ 3,976,497
                                                                     -----------
                   Food & Drug Retailing - 1.0%
                   Food Distributors - 1.0%
   36,400          X-5 Retail Group NV (G.D.R.)*                     $ 1,220,680
                                                                     -----------
                   Total Food & Drug Retailing                       $ 1,220,680
                                                                     -----------
                   Food, Beverage & Tobacco - 0.9%
                   Packaged Foods & Meats - 0.9%
   11,000          Wimm-Bill-Dann*                                   $ 1,157,420
                                                                     -----------
                   Total Food, Beverage & Tobacco                    $ 1,157,420
                                                                     -----------

Shares                                                                   Value
                   Household & Personal Products - 1.9%
                   Household Products - 1.0%
    6,500          LG Household & Health Care, Ltd.*                 $ 1,273,705
                                                                     -----------
                   Personal Products - 0.9%
   16,800          Oriflame Cosmetics SA (A.D.R.)                    $ 1,076,644
                                                                     -----------
                   Total Household
                   & Personal Products                               $ 2,350,349
                                                                     -----------
                   Banks - 9.1%
                   Diversified Banks - 9.0%
   60,896          Banco Bradesco SA (b)                             $ 1,245,932
   87,500          Banco do Brasil SA                                  1,430,104
  370,600          Bumiputra-Commerce Holdings Bhd                       908,585
1,473,300          China Construction Bank                             1,183,922
1,935,100          Chinatrust Financial Holding Co., Ltd.*             1,866,035
   28,410          Hana Financial Holdings*                            1,091,137
1,742,000          Industrial and Commercial Bank of China             1,187,875
  356,700          Sberbank RF*                                        1,127,815
    9,662          Uniao de Bancos Brasileiros S.A.
                   (Unibanco) (G.D.R.) (144A)                          1,226,398
                                                                     -----------
                                                                     $11,267,803
                                                                     -----------
                   Total Banks                                       $11,267,803
                                                                     -----------
                   Diversified Financials - 1.9%
                   Investment Banking & Brokerage - 0.9%
  137,900          EFG-Hermes Holding SA*                            $ 1,238,766
                                                                     -----------
                   Diversified Financial Services - 0.9%
  375,100          African Bank Investments, Ltd.                    $ 1,129,577
                                                                     -----------
                   Total Diversified Financials                      $ 2,368,343
                                                                     -----------
                   Insurance - 2.1%
                   Life & Health Insurance - 1.2%
   74,596          Cathay Financial Holding Co., Ltd.
                   (G.D.R.) (144A)                                   $ 1,506,839
                                                                     -----------
                   Property & Casualty Insurance - 0.9%
   29,400          Dongbu Insurance Co., Ltd.*                       $ 1,076,601
                                                                     -----------
                   Total Insurance                                   $ 2,583,440
                                                                     -----------
                   Real Estate - 1.5%
                   Real Estate Management & Development - 1.5%
3,395,340          Ayala Land, Inc.                                  $   725,874
  158,400          Sistema Hals (G.D.R.) (144A)*                       1,105,632
                                                                     -----------
                                                                     $ 1,831,506
                                                                     -----------
                   Total Real Estate                                 $ 1,831,506
                                                                     -----------
                   Technology Hardware & Equipment - 0.8%
                   Electronic Manufacturing Services - 0.8%
  192,934          Hon Hai Precision Industry                        $   948,847
                                                                     -----------
                   Total Technology Hardware
                   & Equipment                                       $   948,847
                                                                     -----------

The accompanying notes are an integral part of these financial statements.     7

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
                   Semiconductors - 1.6%
  179,338           Taiwan Semiconductor Manufacturing Co.
                    (A.D.R.) (b)                                    $  1,956,578
                                                                    ------------
                   Total Semiconductors                             $  1,956,578
                                                                    ------------
                   Telecommunication Services - 7.2%
                   Integrated Telecommunication Services - 1.0%
   42,200          Vimpel-Communications (A.D.R.)                   $  1,252,496
                                                                    ------------
                   Wireless Telecommunication
                   Services - 6.2%
   46,100          America Movil (A.D.R.) (Series L)                $  2,431,771
   56,700          Bharti Televentures*                                  953,281
   15,300          Mobile Telesystems (A.D.R.)*                        1,172,133
   67,800          MTN Group, Ltd.                                     1,074,873
   21,900          Philippine Long Distance Telephone Co.              1,168,033
   84,800          Reliance Communications, Ltd.                         874,152
                                                                    ------------
                                                                    $  7,674,243
                                                                    ------------
                   Total Telecommunication Services                 $  8,926,739
                                                                    ------------
                   TOTAL COMMON STOCKS
                   (Cost $99,013,073)                               $119,207,170
                                                                    ------------

Principal
Amount ($)                                                                 Value
                   TEMPORARY CASH INVESTMENTS - 3.7%
                   Repurchase Agreements - 1.6%
  405,000          Bank of America, 2.2%, dated 6/30/08,
                   repurchase price of $405,000 plus
                   accrued interest on 7/1/08 collateralized
                   by $1,093,959 Federal National
                   Mortgage Association, 5.5%, 6/1/33               $    405,000
  405,000          Barclays Plc, 2.27%, dated 6/30/08,
                   repurchase price of $405,000 plus
                   accrued interest on 7/1/08 collateralized
                   by the following:
                     $246,215 Federal Home Loan
                       Mortgage Corp., 4.171 - 6.27%,
                       12/1/34 - 10/1/37
                     $253,001 Federal National Mortgage
                       Association, 4.024 - 6.082%,
                       8/1/36 - 2/1/48                                   405,000
  415,000          Deutsche Bank, 2.3%, dated 6/30/08,
                   repurchase price of $415,000 plus
                   accrued interest on 7/1/08 collateralized
                   by the following:
                     $99,794 Federal National Mortgage
                       Association (ARM), 4.708 -
                       5.887%, 12/1/13 - 3/1/37
                     $75,672 Federal Home Loan
                       Mortgage Corp., 4.703 - 4.704%,
                       12/1/35 - 3/1/35
                     $311,097 Freddie Mac Giant,
                       4.5 - 7.0%, 10/1/34 - 5/1/38
                     $197,057 U.S. Treasury Strip, 0.0%,
                       8/15/22                                           415,000
  405,000          JP Morgan, 2.26%, dated 6/30/08,
                   repurchase price of $405,000 plus
                   accrued interest on 7/1/08 collateralized
                   by $450,346 Federal National Mortgage
                   Association, 4.5 - 6.5%,
                   3/1/23 - 5/1/38                                       405,000
  405,000          Merrill Lynch, 2.5%, dated 6/30/08,
                   repurchase price of $405,000 plus
                   accrued interest on 7/1/08 collateralized
                   by $505,595 Federal Home Loan
                   Mortgage Corp., 5.065 - 6.025%,
                   9/1/36 - 4/1/38                                       405,000
                                                                    ------------
                   Total Repurchase Agreements                      $  2,035,000
                                                                    ------------

8     The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount ($)                                                                 Value
                   Securities Lending Collateral - 2.1% (d)
                   Certificates of Deposit:
   53,538          American Express, 2.72%, 8/8/08                  $     53,538
   40,074          Bank of America, 2.88%, 8/11/08                        40,074
   40,074          Citibank, 2.85%, 7/29/08                               40,074
   14,430          Banco Santander NY, 2.8%, 10/7/08                      14,430
   40,114          Banco Santander NY, 3.09%, 12/22/08                    40,114
   40,060          Bank of Nova Scotia, 3.18%, 5/5/09                     40,060
   20,037          Bank of Scotland NY, 2.73%, 7/11/08                    20,037
   20,037          Bank of Scotland NY, 2.72%, 8/15/08                    20,037
   14,410          Bank of Scotland NY, 2.89%, 11/4/08                    14,410
   20,024          Bank of Scotland NY, 3.03%, 9/26/08                    20,024
   72,133          Barclay's Bank, 3.18%, 5/27/09                         72,133
   60,111          Bank Bovespa NY, 2.705%, 8/8/08                        60,111
   40,074          BNP Paribas NY, 2.88%, 7/23/08                         40,074
   24,045          Calyon NY, 2.85%, 8/25/08                              24,045
   33,662          Calyon NY, 2.64%, 9/29/08                              33,662
   12,710          Calyon NY, 2.69%, 1/16/09                              12,710
   33,261          Commonwealth Bank of Australia NY,
                   2.63%, 7/11/08                                         33,261
   33,662          Deutsche Bank Financial,
                   2.72%, 7/30/08                                         33,662
   16,031          Deutsche Bank Financial,
                   2.72%, 8/4/08                                          16,031
   32,861          Dexia Bank NY, 2.69%, 8/7/08                           32,861
    8,014          Dexia Bank NY, 2.65%, 8/12/08                           8,014
   29,694          Dexia Bank NY, 3.37%, 9/29/08                          29,694
   72,133          DNB NOR Bank ASA NY, 2.9%, 6/8/09                      72,133
    3,442          Fortis, 3.11%, 9/30/08                                  3,442
   73,415          Intesa SanPaolo S.p.A., 2.72%, 5/22/09                 73,415
   34,944          Lloyds Bank, 2.61%, 7/11/08                            34,944
   20,037          Lloyds Bank, 2.61%, 8/18/08                            20,037
   27,250          Natixis, 2.83%, 8/4/08                                 27,250
   40,074          NORDEA NY, 2.81%, 8/29/08                              40,074
    4,630          NORDEA NY, 2.72%, 4/9/09                                4,630
    3,841          NORDEA NY, 2.73%, 12/1/08                               3,841
    6,410          Rabobank Nederland NY,
                   2.37%, 8/29/08                                          6,410
   20,037          Royal Bank of Canada NY,
                   2.57%, 7/15/08                                         20,037
   40,074          Royal Bank of Canada NY, 2.6%, 9/5/08                  40,074
   24,044          Bank of Scotland NY, 2.7%, 8/1/08                      24,044
   24,061          Bank of Scotland NY, 2.96%, 11/3/08                    24,061
   15,469          Skandinavian Enskilda Bank NY,
                   2.7%, 7/17/08                                          15,469
    4,645          Skandinavian Enskilda Bank NY,
                   3.18%, 9/22/08                                          4,645
    7,995          Skandinavian Enskilda Bank NY,
                   3.06%, 2/13/09                                          7,995
   16,030          Svenska Bank NY, 2.7%, 7/17/08                         16,030
   33,261          Svenska Bank NY, 2.55%, 7/11/08                        33,261


Principal
Amount ($)                                                                 Value
                   Securities Lending Collateral - (continued)
   50,493          Toronto Dominion Bank NY,
                   2.77%, 9/5/08                                    $     50,493
   24,044          Toronto Dominion Bank NY,
                   2.75%, 11/5/08                                         24,044
    7,997          Wachovia, 3.62%,10/28/08                                7,997
                                                                    ------------
                                                                    $  1,253,380
                                                                    ------------
                   Commercial Paper:
   12,317          Bank of America, 2.7%, 8/26/08                   $     12,317
   15,982          Bank of America, 2.6%, 8/11/08                         15,982
   12,013          CBA, 2.7%, 7/11/08                                     12,013
   31,947          CBA, 2.88%, 8/18/08                                    31,947
    8,010          Deutsche Bank Financial,
                   2.72%, 7/9/08                                           8,010
    8,002          HSBC, 2.89%, 7/21/08                                    8,002
   39,814          HSBC, 2.88%, 9/29/08                                   39,814
   31,960          ING Funding, 2.7%, 8/13/08                             31,960
   12,014          Natixis, 2.87%, 7/10/08                                12,014
   12,002          Natixis, 2.87%, 7/21/08                                12,002
    9,876          PARFIN, 3.18%, 8/1/08                                   9,876
   15,882          Royal Bank of Scotland,
                   2.66%, 10/21/08                                        15,882
    8,014          Societe Generale, 2.98%, 7/2/08                         8,014
   19,990          Societe Generale, 2.93%, 7/30/08                       19,990
   15,984          Societe Generale, 3.18%, 8/5/08                        15,984
   31,938          Societe Generale, 3.18%, 8/22/08                       31,938
   15,982          SVSS NY, 3.18%, 8/11/08                                15,982
    7,624          Bank Bovespa NY, 2.79%, 3/12/09                         7,624
   36,058          General Electric Capital Corp.,
                   2.77%, 1/5/09                                          36,058
   40,059          General Electric Capital Corp.,
                   2.82%, 3/16/09                                         40,059
   14,819          IBM, 3.18%, 2/13/09                                    14,819
   40,074          IBM, 3.18%, 6/26/09                                    40,074
   72,133          Met Life Global Funding,
                   3.16%, 6/12/09                                         72,133
   68,125          WestPac, 3.18%, 6/1/09                                 68,125
                                                                    ------------
                                                                    $    580,619
                                                                    ------------
                   Mutual Funds:
   48,088          BlackRock Liquidity Money Market
                   Fund, 3.18%                                      $     48,088
   62,539          Dreyfus Preferred Money Market
                   Fund, 3.18%                                            62,539
                                                                    ------------
                                                                    $    110,627
                                                                    ------------
                   Tri-party Repurchase Agreements:
  170,455          Deutsche Bank, 2.5%, 7/1/08                      $    170,455
  480,884          Lehman Brothers, 2.65%, 7/1/08                        480,884
                                                                    ------------
                                                                    $    651,339
                                                                    ------------

The accompanying notes are an integral part of these financial statements.     9

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

Principal
Amount ($)                                                                 Value
                   Other:
   19,929          ABS CFAT 2008-A A1,
                   3.005%, 4/27/09                                  $     19,929
                                                                    ------------
                   Total Securities
                   Lending Collateral                               $  2,615,895
                                                                    ------------
                   TOTAL TEMPORARY CASH
                   INVESTMENTS
                   (Cost $4,650,895)                                $  4,650,895
                                                                    ------------
                   TOTAL INVESTMENT IN
                   SECURITIES - 102.1%
                   (Cost $106,264,947)(a)(c)                        $126,939,876
                                                                    ------------
                   OTHER ASSETS
                   AND LIABILITIES - 2.1%                           $ (2,645,134)
                                                                    ------------
                   TOTAL NET ASSETS - 100.%                         $124,294,742
                                                                    ============

*        Non-income producing security.

(A.D.R.) American Depositary Receipt.

(G.D.R.) Global Depositary Receipt.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2008, the value of these securities amounted to $6,661,031 or 5.4% of total net assets.

(a) At June 30, 2008, the net unrealized gain on investments based on cost for federal income tax purposes of $106,408,779 was as follows:

          Aggregate gross unrealized gain for all investments
          in which there is an excess of value over tax cost     $27,778,884
          Aggregate gross unrealized loss for all investments
          in which there is an excess of tax cost over value      (7,247,787)
                                                                 -----------
          Net unrealized gain                                    $20,531,097
                                                                 ===========

(b)      At June 30, 2008, the following securities were out on loan:

         Shares    Description                                Value
         612,400   China Railway Group                   $  451,379
          35,000   Parkson Retail Group Ltd.                256,179
           2,400   Banco Bradesco (A.D.R.)                   49,440
          38,700   Focus Media Holdings                   1,046,835
          26,400   Norilsk Nickel                           677,160
           1,600   Taiwan Semiconductor Manufacturing
                   Co. (A.D.R.)                              17,392
                                                         ----------
                   Total                                 $2,498,385
                                                         ==========

(c) Distributions of investment by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

         Brazil                                                18.4%
         Russia                                                15.2
         People's Republic of China                            12.7
         South Africa                                           8.9
         South Korea                                            8.3
         Taiwan                                                 5.1
         India                                                  5.0
         Indonesia                                              4.7
         Mexico                                                 3.0
         United States                                          2.3
         Israel                                                 2.2
         Egypt                                                  2.0
         Hong Kong                                              1.9
         Peru                                                   1.7
         United Kingdom                                         1.7
         Singapore                                              1.6
         Philippines                                            1.5
         Argentina                                              1.4
         Other (individually less than 1%)                      2.4
                                                              -----
                                                              100.0%
                                                              =====

(d)      Securities lending collateral is managed by Credit Suisse.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2008 aggregated $47,351,502 and $37,712,157, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2008, in valuing the Portfolio's assets:

                                                  Investments    Other Financial
Valuation Inputs                                 in Securities     Instruments
--------------------------------------------------------------------------------
Level 1 - Quoted Prices                          $ 45,026,418                 -
Level 2 - Other Significant Observable Inputs      81,913,458          1,307,017
Level 3 - Significant Unobservable Inputs                   -                  -
                                                 ------------       ------------
Total                                            $126,939,876          1,307,017
                                                 ============       ============

10    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      Six Months
                                                         Ended
                                                        6/30/08      Year Ended  Year Ended    Year Ended   Year Ended   Year Ended
Class I                                               (unaudited)     12/31/07    12/31/06      12/31/05     12/31/04     12/31/03
Net asset value, beginning of period                  $   43.86       $  34.26   $    28.09    $    20.48   $    17.37   $    11.03
                                                      ----------     ----------  ----------    ----------   ----------   ----------
Increase from investment operations:
 Net investment income                                $    0.28       $   0.11   $     0.27    $     0.22   $     0.22   $     0.20
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions            (5.49)        13.83         8.83          7.51         3.04         6.20
                                                      ----------     ----------  ----------    ----------   ----------   ----------
  Net increase (decrease) from
    investment operations                             $    (5.21)     $  13.94   $     9.10    $     7.73   $     3.26   $     6.40
Distributions to shareowners:
 Net investment income                                    (0.13)          (0.20)      (0.16)        (0.12)       (0.15)       (0.06)
 Net realized gain                                        (5.18)          (4.14)      (2.77)           --           --           --
                                                      ----------     ----------  ----------    ----------   ----------   ----------
Total Distributions                                   $    (5.31)    $    (4.34) $    (2.93)   $    (0.12)  $    (0.15)  $    (0.06)
                                                      ----------     ----------  ----------    ----------   ----------   ----------
Redemption Fee                                        $       --     $       --        0.00(a) $     --     $       --   $       --
                                                      ----------     ----------  ----------    ----------   ----------   ----------
Net increase (decrease) in net asset value            $   (10.52)    $     9.60        6.17    $     7.61   $     3.11   $     6.34
                                                      ----------     ----------  ----------    ----------   ----------   ----------
Net asset value, end of period                        $   33.34      $    43.86       34.26    $    28.09   $    20.48   $    17.37
                                                      ==========     ==========  ==========    ==========   ==========   ==========
Total return*                                             (12.03)%        42.86%      35.77%        37.95%       18.93%       58.17%
Ratio of net expenses to average net assets                 1.49%**        1.40%       1.51%         1.75%        1.75%        1.75%
Ratio of net investment income to average net assets        1.88%**        0.41%       0.84%         0.94%        1.12%        1.43%
Portfolio turnover rate                                       62%**          54%         49%           74%          66%          79%
Net assets, end of period (in thousands)              $   53,109     $   47,612      12,919      $ 11,205     $  8,633     $  8,399
Ratios with no waiver of fees and assumption of
 expenses by PIM:
 Net expenses                                               1.49%**        1.40%       1.51%         1.77%        1.87%        2.51%
 Net investment income                                      1.88%**        0.41%       0.84%         0.92%        1.00%        0.67%


(a)  Amount rounds to less than one cent per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.    11

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      Six Months
                                                         Ended
                                                        6/30/08      Year Ended  Year Ended    Year Ended   Year Ended   Year Ended
Class II                                              (unaudited)     12/31/07    12/31/06      12/31/05     12/31/04     12/31/03
Net asset value, beginning of period                  $     43.32    $    33.92  $    27.84    $    20.33   $    17.26      $ 10.98
                                                      -----------    ----------  ----------    ----------   ----------   ----------
Increase from investment operations:
 Net investment income                                $      0.28    $     0.10  $     0.17    $     0.15   $     0.16      $  0.12
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions             (5.48)        13.58        8.79          7.46         3.04         6.21
                                                      -----------    ----------  ----------    ----------   ----------   ----------
  Net increase (decrease) from
    investment operations                             $     (5.20)   $    13.68  $     8.96    $     7.61   $     3.20      $  6.33
Distributions to shareowners:
 Net investment income                                      (0.03)        (0.14)      (0.11)        (0.10)       (0.13)       (0.05)
 Net realized gain                                         (5.18)         (4.14)      (2.77)           --           --           --
                                                      -----------    ----------  ----------    ----------   ----------   ----------
Total Distributions                                   $     (5.21)   $    (4.28) $    (2.88)   $    (0.10)  $    (0.13)    $  (0.05)
                                                      -----------    ----------  ----------    ----------   ----------   ----------
Redemption Fee                                        $        --    $       --  $     0.00(a) $       --   $       --     $     --
                                                      -----------    ----------  ----------    ----------   ----------   ----------
Net increase (decrease) in net asset value            $    (10.41)   $     9.40  $     6.08    $     7.51   $     3.07      $  6.28
                                                      -----------    ----------  ----------    ----------   ----------   ----------
Net asset value, end of period                        $     32.91    $    43.32  $    33.92    $    27.84   $    20.33      $ 17.26
                                                      ===========    ==========  ==========    ==========   ==========   ==========
Total return*                                              (12.15)%       42.45%      35.51%        37.60%       18.73%       57.87%
Ratio of net expenses to average net assets                  1.73%**       1.64%       1.75%         1.97%        1.99%        1.99%
Ratio of net investment income to average net assets         1.59%**       0.31%       0.57%         0.70%        0.88%        1.04%
Portfolio turnover rate                                        62%**         54%         49%           74%          66%          79%
Net assets, end of period (in thousands)              $    71,186      $ 85,981   $  58,130    $   44,026   $   30,347     $ 26,537
Ratios with no waiver of fees and assumption of
 expenses by PIM:
 Net expenses                                                1.73%**       1.64%       1.75%         1.99%        2.11%        2.65%
 Net investment income                                       1.59%**       0.31%       0.57%         0.68%        0.76%        0.38%


(a)  Amount rounds to less than one cent per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

12    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $2,498,385)
 (cost $106,264,947)                                                                      $126,939,876
 Cash                                                                                        1,031,152
 Foreign currencies, at value (cost $498,369)                                                  505,709
 Receivables -
  Investment securities sold                                                                   281,163
  Portfolio shares sold                                                                        252,466
  Dividends, interest and foreign taxes withheld                                               195,959
  Forward foreign currency settlement contracts, net                                             5,324
 Other                                                                                          3,079
                                                                                          ------------
    Total assets                                                                          $129,214,728
                                                                                          ------------
LIABILITIES:
 Payables -
  Investment securities purchased                                                         $  2,070,193
  Portfolio shares repurchased                                                                 130,721
  Upon return of securities loaned                                                           2,615,895
 Due to affiliates                                                                             17,302
 Accrued expenses                                                                              85,875
                                                                                          ------------
    Total liabilities                                                                     $  4,919,986
                                                                                          ------------
NET ASSETS:
 Paid-in capital                                                                          $ 97,285,311
 Undistributed net investment income                                                         1,016,389
 Accumulated net realized gain on investments and foreign currency transactions              5,320,104
 Net unrealized gain (loss) on:
  Investments                                                                               20,674,929
  Forward foreign currency contracts and other assets and liabilities denominated in            (1,991)
   foreign currencies                                                                     ------------
    Total net assets                                                                      $124,294,742
                                                                                          ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $53,108,883 /1,592,874 shares)                                         $      33.34
                                                                                          ============
 Class II (based on $71,185,859 /2,162,718 shares)                                        $      32.91
                                                                                          ============

The accompanying notes are an integral part of these financial statements.    13

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $136,942)                                    $   1,978,940
 Interest                                                                                         7,361
 Income from securities loaned, net                                                              12,752
                                                                                          -------------
   Total investment income                                                                                    $   1,999,053
                                                                                                              -------------
EXPENSES:
 Management fees                                                                          $     689,205
 Transfer agent fees and expenses
  Class I                                                                                           748
  Class II                                                                                          748
 Distribution fees (Class II)                                                                    94,537
 Administrative fees                                                                             13,484
 Custodian fees                                                                                 121,447
 Professional fees                                                                               41,566
 Printing expense                                                                                 7,594
 Fees and expenses of nonaffiliated trustees                                                      3,181
 Miscellaneous                                                                                   10,024
                                                                                          -------------
   Total expenses                                                                                             $     982,534
                                                                                                              -------------
     Net investment income                                                                                    $   1,016,519
                                                                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
  Investments                                                                             $   5,676,226
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                          (211,743)      $   5,464,483
                                                                                          -------------       -------------
 Change in net unrealized loss on:
  Investments                                                                             $ (22,880,724)
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                              (971)      $ (22,881,695)
                                                                                          -------------       -------------
 Net loss on investments and foreign currency transactions                                                    $ (17,417,212)
                                                                                                              -------------
 Net decrease in net assets resulting from operations                                                         $ (16,400,693)
                                                                                                              =============

14    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08 and the Year Ended 12/31/07, respectively

                                                                                          Six Months Ended
                                                                                               6/30/08           Year Ended
                                                                                             (unaudited)          12/31/07
FROM OPERATIONS:
Net investment income                                                                       $   1,016,519      $     320,814
Net realized gain on investments and foreign currency transactions                              5,464,483         15,270,762
Change in net unrealized gain (loss) on investments and foreign currency transactions         (22,881,695)        16,782,791
                                                                                            -------------      -------------
  Net increase (decrease) in net assets resulting from operations                           $ (16,400,693)     $  32,374,367
                                                                                            -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.13 and $0.20 per share, respectively)                                          $    (139,087)     $     (81,603)
 Class II ($0.03 and $0.14 per share, respectively)                                               (54,930)          (248,195)
Net realized gain:
 Class I ($5.18 and $4.14 per share, respectively)                                             (5,740,455)        (1,655,519)
 Class II ($5.18 and $4.14 per share, respectively)                                            (9,743,938)        (7,391,771)
                                                                                            -------------      -------------
  Total distributions to shareowners                                                        $ (15,678,410)     $  (9,377,088)
                                                                                            -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                            $  32,672,396      $  77,968,177
Reinvestment of distributions                                                                  15,678,408          9,377,088
Cost of shares repurchased                                                                    (25,569,555)       (47,798,762)
                                                                                            -------------      -------------
  Net increase in net assets resulting from Portfolio share transactions                    $  22,781,249      $  39,546,503
                                                                                            -------------      -------------
  Net increase (decrease) in net assets                                                     $  (9,297,854)     $  62,543,782

NET ASSETS:
Beginning of period                                                                         $ 133,592,596      $  71,048,814
                                                                                            -------------      -------------
End of period                                                                               $ 124,294,742      $ 133,592,596
                                                                                            =============      =============
Undistributed net investment income, end of period                                          $   1,016,389      $     193,887
                                                                                            =============      =============

                                   '08 Shares         '08 Amount
                                   (unaudited)        (unaudited)      '07 Shares         '07 Amount
CLASS I
Shares sold                           572,812      $  21,029,233          891,064      $  36,440,509
Reinvestment of distributions         174,312          5,879,541           46,311          1,737,122
Less shares repurchased              (239,682)        (9,436,594)        (228,974)        (8,753,056)
                                   ----------      -------------       ----------      -------------
  Net increase                        507,442      $  17,472,180          708,401      $  29,424,575
                                   ==========      =============       ==========      =============
CLASS II
Shares sold                           294,346      $  11,643,163        1,071,155      $  41,527,668
Reinvestment of distributions         294,260          9,798,867          205,929          7,639,966
Less shares repurchased              (410,447)       (16,132,961)      (1,006,262)       (39,045,706)
                                   ----------      -------------       ----------      -------------
  Net increase                        178,159      $   5,309,069          270,822      $  10,121,928
                                   ==========      =============       ==========      =============

The accompanying notes are an integral part of these financial statements.    15

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Emerging Markets Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution expense rates and Class II shareowners have exclusive voting rights with respect to the distribution plans that have been adopted. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued using the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Portfolio. The Portfolio may also take into consideration other significant events in determining the fair value of these securities. Thus, the Portfolio's securities valuations may differ from prices reported by the various local exchanges and markets. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Foreign Currency Translation
     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts
     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 5)

D.   Federal Income Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2007, the Portfolio paid $1,735 in such taxes.

     In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding year of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 2007, the Portfolio had $80,251 in reserves related to taxes on the repatriation of foreign capital gains.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the fiscal year ended December 31, 2007 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

--------------------------------------------------------------------------------

                                                                            2007
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                                     $   761,994
 Long-Term capital gain                                                8,615,094
                                                                     -----------
   Total distributions                                               $ 9,377,088
                                                                     ===========
 Distributable Earnings:
 Undistributed ordinary income                                       $   841,741
 Undistributed long-term gain                                         14,835,992
 Unrealized appreciation                                              43,410,801
                                                                     -----------
   Total                                                             $59,088,534
                                                                     ===========
--------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

     For the fiscal year ending December 31, 2007, Emerging Markets Portfolio has elected to pass through foreign tax credits of $145,868. The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

E.   Portfolio Shares
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Portfolios Distributor, Inc.
     (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $209,232 in commissions on the sale of Trust shares for the six months ended June 30, 2008. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of the shares based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

F.   Securities Lending
     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.

G.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 1.15% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,936 in management fees, administrative costs and certain others services payable to PIM at June 30, 2008.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,912 in transfer agent fees payable to PIMSS at June 30, 2008.

4. Distribution Plan
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,454 in distribution fees payable to PFD at June 30, 2008.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Forward Foreign Currency Contracts
During the six months ended June 30, 2008, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. At June 30, 2008 the portfolio had no outstanding portfolio hedges. The Portfolio's gross forward currency settlement contracts receivable and payable were $801,308 and $795,984, respectively, resulting in a net receivable of $5,324.

6. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

Results of Shareholder Meeting
At a special meeting held on May 13, 2008, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Variable Contracts Trust, as noted below) follows:


---------------------------------------------------------------------------------------------------------------------------
                                                  For                 Against              Abstain         Broker Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 1 - To elect Trustees*
  John F. Cogan, Jr.                          164,711,851.194       5,285,114.254              0                  0
  Daniel K. Kingsbury                         165,222,946.234       4,774,019.214              0                  0
  David R. Bock                               164,963,647.028       5,033,318.420              0                  0
  Mary K. Bush                                164,650,732.216       5,346,233.232              0                  0
  Benjamin M. Friedman                        165,102,105.803       4,894,859.645              0                  0
  Margaret B.W. Graham                        165,219,940.012       4,777,025.436              0                  0
  Thomas J. Perna                             165,231,179.140       4,765,786.308              0                  0
  Marguerite A. Piret                         165,180,443.253       4,816,522.195              0                  0
  John Winthrop                               164,783,515.329       5,213,450.119              0                  0
 ---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                  For                 Against              Abstain         Broker Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 2 - To approve an amendment
 to the Declaration of Trust*                 156,965,554.071       7,761,986.720        5,269,424.657            0
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                  For                 Against              Abstain         Broker Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 3A - To approve changes to
 the Portfolio's fundamental investment
 policy relating to borrowing money             2,805,086.592          96,972.472          100,109.326            0
 Proposal 3B - To approve changes to
 the Portfolio's fundamental investment
 policy relating to underwriting                2,801,758.246          98,806.053          101,604.091            0
 Proposal 3C - To approve changes to
 the Portfolio's fundamental investment
 policy relating to lending                     2,792,653.768         102,570.680          106,943.941            0
 Proposal 3D - To approve changes to
 the Portfolio's fundamental investment
 policy relating to issuing senior
 securities                                     2,803,206.395          93,698.935          105,263.060            0
 Proposal 3E - To approve changes to
 the Portfolio's fundamental investment
 policy relating to real estate                 2,795,671.534          98,671.200          107,825.656            0
 Proposal 3F - To approve changes to the
 Portfolio's fundamental investment
 policy relating to commodities                 2,809,002.517          85,280.940          107,884.934            0
 Proposal 3G - To approve changes to
 the Portfolio's fundamental investment
 policy relating to concentration               2,818,448.797          75,046.108          108,673.484            0
 Proposal 3H - To approve changes to
 the Portfolio's fundamental investment
 policy relating to diversification             2,804,865.739          85,079.915          112,222.735            0
 Proposal 3M - To approve changes to
 the Portfolio's fundamental investment
 policy relating to pledging or
 guaranteeing assets                            2,777,429.492         113,476.487          111,262.412            0
---------------------------------------------------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                  For                 Against              Abstain         Broker Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 4 - To approve an Amended
 and Restated Management Agreement
 with PIM                                       2,813,806.189          85,652.772          102,709.428            0
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                  For                 Against              Abstain         Broker Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 5 - To approve a policy
 allowing the appointment of unaffiliated
 sub-advisers and amendments to sub-
 advisory agreements without
 shareholder approval                           2,731,184.069         171,056.954           99,927.367            0
---------------------------------------------------------------------------------------------------------------------------

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Variable Contracts Trust. Results reported above reflect the combined votes of all series of the Trust.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the second quintile of its Morningstar category for the one and five year periods ended June 30, 2007 and in the first quintile of its Morningstar category for the three year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the fourth quintile relative to its Strategic Insight peer group. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM and the investment performance of the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Fund pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, the management fee rate paid by the Fund for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered the relatively small size of the Fund compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.

[LOGO] PIONEER
       Investments(R)


Pioneer Variable Contracts Trust

Officers                                          Trustees
John F. Cogan, Jr., President                     John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President     David R. Bock
Mark E. Bradley, Treasurer                        Mary K. Bush
Dorothy E. Bourassa, Secretary                    Benjamin M. Friedman
                                                  Margaret B.W. Graham
                                                  Daniel K. Kingsbury
                                                  Thomas J. Perna
                                                  Marguerite A. Piret
                                                  John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

[LOGO] PIONEER
       Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   19618-02-0808


                                                            [Logo]PIONEER
                                                                  Investments(R)










                                                PIONEER VARIABLE CONTRACTS TRUST


                    Pioneer Equity Income VCT Portfolio -- Class I and II Shares











                                                               SEMIANNUAL REPORT


                                                                   June 30, 2008

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

  Portfolio and Performance Update                                       2

  Comparing Ongoing Portfolio Expenses                                   3

  Portfolio Management Discussion                                        4

  Schedule of Investments                                                6

  Financial Statements                                                  11

  Notes to Financial Statements                                         16

  Approval of Investment Advisory Agreement                             21

  Trustees, Officers and Service Providers                              24

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/08
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following was represented by a pie chart in the printed material.]

U.S. Common Stocks                                               90.2%
Temporary Cash Investments                                        9.8%

Sector Distribution
(As a percentage of equity holdings)

[The following was represented by a pie chart in the printed material.]

Financials                                                       17.7%
Utilities                                                        15.9%
Materials                                                        13.7%
Consumer Staples                                                 13.3%
Industrials                                                       9.4%
Consumer Discretionary                                            9.1%
Energy                                                            7.7%
Health Care                                                       6.0%
Telecommunication Services                                        5.0%
Information Technology                                            2.2%

Five Largest Holdings
(As a percentage of equity holdings)

1.       Questar Corp.                                           4.33%
2.       Alcoa, Inc.                                             3.17
3.       Equitable Resources, Inc.                               2.79
4.       Emerson Electric Co.                                    2.58
5.       ConocoPhillips                                          2.54

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/08
--------------------------------------------------------------------------------
Prices and Distributions

Net Asset Value per Share                   6/30/08          12/31/07
  Class I                                   $ 20.46           $ 23.76
  Class II                                  $ 20.57           $ 23.89

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 6/30/08)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.3100       $ 0.0347          $ 1.233
  Class II                  $ 0.2900       $ 0.0347          $ 1.233

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Equity Income VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following was represented by a line chart in the printed material.]


            Pioneer Equity           Pioneer Equity
             Income VCT               Income  VCT            Russell 1000
         Portfolio, Class I       Portfolio, Class II        Value Index
6/98            10000                    10000                  10000
                11651                    11622                  11637
6/00            10944                    10888                  10599
                12099                    12006                  11694
6/02            11083                    10964                  10647
                10674                    10535                  10538
6/04            12577                    12383                  12766
                14358                    14104                  14560
6/06            16170                    15843                  16322
                19700                    19245                  19891
6/08            17018                    16584                  16156


The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2008)

                            Class I            Class II
10 Years                     5.46%               5.19%
5 Years                      9.78%               9.50%
1 Year                     -13.62%             -13.83%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [DIVIDED BY] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from January 1, 2008 through June 30, 2008.

Share Class                                         I               II
--------------------------------------------------------------------------------
Beginning Account Value On 1/1/08              $ 1,000.00       $ 1,000.00
Ending Account Value On 6/30/08                $   926.10       $   924.80
Expenses Paid During Period*                   $     3.54       $     4.74

* Expenses are equal to the Portfolio's annualized expense ratio of 0.74% and 0.99% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2008 through June 30, 2008.



Share Class                                         I               II
--------------------------------------------------------------------------------
Beginning Account Value On 1/1/08              $ 1,000.00       $ 1,000.00
Ending Account Value On 6/30/08                $ 1,021.18       $ 1,019.94
Expenses Paid During Period*                   $     3.72       $     4.57

* Expenses are equal to the Portfolio's annualized expense ratio of 0.74% and 0.99% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/08
--------------------------------------------------------------------------------

The difficulties that began with the subprime mortgage situation in the summer of 2007 continued during the six months ended June 30, 2008, as the credit crunch and growing recession fears that pulled the U.S. stock market down to its largest quarterly decline in over five years in the first quarter of 2008 remained problematic throughout the second quarter. John Carey, manager of the Pioneer Equity Income VCT Portfolio, provides an update on the Portfolio and the factors that influenced performance during the six-month period.

Q. Over the past several months, the U. S. economy has experienced rising energy and food prices, slower GDP growth, a sluggish real estate market, and continued repercussions from the subprime-mortgage situation. How did the Pioneer Equity Income VCT Portfolio fare against that barrage of negative economic news?

A. It was a difficult period for the stock market. In the six months ended June 30, 2008, Pioneer Equity Income VCT Portfolio's Class I shares returned -7.39% at net asset value, and Class II shares returned -7.52%. On the same, total-return basis, the Portfolio's benchmark index, the Russell 1000 Value Index (the Russell Index), returned -13.57% over the same period, and the Standard & Poor's 500 Index (the S&P 500) returned -11.90%. Meanwhile, the average portfolio among the 65 portfolios in the Lipper Analytical Services equity-income category returned -13.29% over the same period. While the results for the Portfolio were better than those of the comparables, they were still disappointing to us, just as, we are sure, they were to you. However, the stock market does record setbacks from time to time, and the key we have always found is to focus on longer-term values and stay invested.

Q. Please discuss performance during the semiannual reporting period ended June 30, 2008, in more detail, including sector exposures and individual stock positions that helped or hurt results.

A. The biggest positive contributors to results for the six months ended June 30, 2008 were the Portfolio's stock selections in financial services, industrials, utilities and telecommunications services. Also helping were an underweight versus the benchmark Russell Index in financial services, which did poorly; and overweights versus the Russell Index in materials and utilities, which did well. Detractors from results were the Portfolio's underweight and stock selection in the top-performing energy sector, and our stock selection in health care.

     The Portfolio benefited considerably by not owning two of the worst performing, large-cap financials, Citigroup and American International Group (AIG), though it did, unfortunately, have a position in one of the most troubled regional banks, Wachovia, which we sold during the period. The Portfolio also held one financial that did extremely well: Safeco's share price rose impressively after receiving a premium takeover bid from another insurance company.

     The rest of the Portfolio was sprinkled with other winners and losers. Gorman-Rupp, the pump manufacturer, rode the strength in the industrials sector; Equitable Resources and Questar, with their energy operations, prospered as oil and natural gas prices rose; Compass Minerals, provider of road salt and fertilizer ingredients, enjoyed record profits; and Microchip Technology proved to be a stable refuge in the fast-changing world of technology. On the negative side, bad news from Merck in regard to one of its prescription anti-cholesterol drugs sent the shares into a tailspin. Johnson Controls saw weakness in both its automotive interiors business and its building controls division. Still, there were more positive than negative contributors from a relative-performance standpoint, and consequently the Portfolio did outperform its benchmark as well as its peer portfolios.

Q. Oftentimes a weak stock market presents investment opportunities. Did you find any such opportunities in the past six months, and, overall, can you discuss changes you made to the Portfolio?

A. In the half-year ended June 30, 2008, we added six names to the Portfolio and eliminated 12. We did see opportunities in the market, but we also concluded that some of the Portfolio's existing holdings had suffered impairments in earnings power, both through their own deficient management and because of forces in the economy. So we were sellers as well as buyers of securities during the period. Among the stocks

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     we introduced to the Portfolio were: Teck Cominco, a Canadian-based miner of zinc, copper, gold, coal, and other minerals; Snap-on, a successful seller of mechanics' hand tools; and Bank of America, a beaten-down bank stock with a strong consumer franchise and attractive dividend.

     Aside from the sales we already mentioned in the financial sector, we sold a number of stocks from the Portfolio for which we could no longer see compelling prospects. Macy's, a struggling department store company, Masco, a challenged manufacturer of plumbing supplies and hardware, and Gannett, a newspaper publisher struggling with declining advertising revenues and rising newsprint costs, were three examples.

Q. With all the uneasiness in the markets since the middle of 2007, though against the backdrop of the aggressive actions taken by the U. S. Federal Reserve and the U. S. government in response to that uneasiness, what is your outlook for the coming months?

A. By no means are we "out of the woods" yet in regard to the problems in the financial sector and the housing industry. The effects of those problems, plus the very high energy prices, on consumer spending continue to be felt. At the same time, many American companies have substantial business overseas, where economic growth has been generally strong of late. Actually, corporate earnings so far this calendar year have been remarkably good outside the financial sector.

     Nevertheless, the environment is not without its risks, and so we remain "defensive" in our approach. For the coming months, we are especially attracted to some of the sectors in which an investor can find successful companies with self-financing capability and significant international as well as domestic business. Certainly there are companies in information technology, health care, and consumer staples that have those qualities. On a longer-term basis, we also still like many companies in the materials and industrials sectors. Within the beleaguered financial sector, we believe there will be good opportunities "as the coast clears" and we again have decent visibility on the companies' operations.

     We appreciate your faithful support.


















     Past performance is no guarantee of future results, and there is no guarantee that the market forecast discussed will be realized.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These opinions should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares                                                      Value
                  COMMON STOCKS - 100.3%
                  Energy - 7.8%
                  Integrated Oil & Gas - 6.5%
     62,832       Chevron Corp.                            $ 6,228,536
     70,760       ConocoPhillips                             6,679,036
     49,008       Royal Dutch Shell Plc (A.D.R.)             4,004,444
                                                           -----------
                                                           $16,912,016
                                                           -----------
                  Oil & Gas Storage & Transportation - 1.3 %
    119,526       Spectra Energy Corp.                     $ 3,435,177
                                                           -----------
                  Total Energy                             $20,347,193
                                                           -----------
                  Materials - 13.8%
                  Aluminum - 3.2%
    234,159       Alcoa, Inc.                              $ 8,340,744
                                                           -----------
                  Diversified Chemical - 3.6%
    182,330       Dow Chemical Co.                         $ 6,365,140
     70,041       E.I. du Pont de Nemours and Co.            3,004,058
                                                           -----------
                                                           $ 9,369,198
                                                           -----------
                  Diversified Metals & Mining - 2.2%
     51,625       Compass Minerals International, Inc.     $ 4,158,910
     31,659       Teck Cominco, Ltd. (Class B)               1,518,049
                                                           -----------
                                                           $ 5,676,959
                                                           -----------
                  Forest Products - 0.8%
     42,297       Weyerhaeuser Co.                         $ 2,163,069
                                                           -----------
                  Industrial Gases - 1.3%
     34,549       Air Products & Chemicals, Inc.           $ 3,415,514
                                                           -----------
                  Specialty Chemicals - 1.5%
    205,965       Valspar Corp.                            $ 3,894,798
                                                           -----------
                  Steel - 1.2%
     43,801       Nucor Corp.                              $ 3,270,621
                                                           -----------
                  Total Materials                          $36,130,903
                                                           -----------
                  Capital Goods - 8.4%
                  Aerospace & Defense - 1.9%
     80,546       United Technologies Corp.                $ 4,969,688
                                                           -----------
                  Construction & Farm Machinery &
                  Heavy Trucks - 2.4%
    149,959       PACCAR, Inc. (b)                         $ 6,272,785
                                                           -----------
                  Electrical Component & Equipment - 2.6 %
    137,559       Emerson Electric Co.                     $ 6,802,293
                                                           -----------
                  Industrial Machinery - 1.5%
     30,395       Gorman-Rupp Co. (b)                      $ 1,210,937
     82,553       The Timken Co.                             2,719,296
                                                           -----------
                                                           $ 3,930,233
                                                           -----------
                  Total Capital Goods                      $21,974,999
                                                           -----------
                  Commercial Services & Supplies -  1.1%
                  Office Services & Supplies - 1.1%
     71,695       Mine Safety Appliances Co.               $ 2,867,083
                                                           -----------
                  Total Commercial Services & Supplies     $ 2,867,083
                                                           -----------


     Shares                                                      Value
                  Automobiles & Components - 1.9%
                  Auto Parts & Equipment - 1.9%
    175,900       Johnson Controls, Inc.                   $ 5,044,812
                                                           -----------
                  Total Automobiles & Components           $ 5,044,812
                                                           -----------
                  Consumer Durables & Apparel - 1.7 %
                  Apparel, Accessories & Luxury
                  Goods - 1.2%
     46,069       VF Corp.                                 $ 3,279,191
                                                           -----------
                  Household Appliances - 0.5%
     23,080       Snap-On, Inc.                            $ 1,200,391
                                                           -----------
                  Total Consumer Durables & Apparel        $ 4,479,582
                                                           -----------
                  Consumer Services - 1.8%
                  Leisure Facilities - 1.3%
    179,771       Cedar Fair, LP                           $ 3,377,897
                                                           -----------
                  Restaurants - 0.5%
     23,270       McDonald's Corp.                         $ 1,308,239
                                                           -----------
                  Total Consumer Services                  $ 4,686,136
                                                           -----------
                  Media - 2.7%
                  Broadcasting & Cable TV - 0.7%
     91,717       CBS Corp. (Class B)                      $ 1,787,564
                                                           -----------
                  Movies & Entertainment - 0.3%
     64,792       Regal Entertainment Group (b)            $   990,022
                                                           -----------
                  Publishing - 1.7%
     35,122       McGraw-Hill Co., Inc.                    $ 1,409,095
    196,315       New York Times Co. (b)                     3,021,288
                                                           -----------
                                                           $ 4,430,383
                                                           -----------
                  Total Media                              $ 7,207,969
                                                           -----------
                  Retailing - 1.0%
                  Distributors - 1.0%
     65,485       Genuine Parts Co.                        $ 2,598,445
                                                           -----------
                  Total Retailing                          $ 2,598,445
                                                           -----------
                  Food Beverage & Tobacco - 10.6%
                  Packaged Foods & Meats - 9.5%
    119,481       Campbell Soup Co.                        $ 3,997,834
     60,604       General Mills, Inc.                        3,682,905
    118,802       H.J. Heinz Co., Inc.                       5,684,676
     76,778       Hershey Foods Corp. (b)                    2,516,783
     41,872       Kellogg Co.                                2,010,693
    152,988       Kraft Foods, Inc.                          4,352,509
     24,262       The J.M. Smucker Co.                         986,008
     23,459       William Wrigley Jr. Co.                    1,824,641
                                                           -----------
                                                           $25,056,049
                                                           -----------
                  Soft Drinks - 1.1%
     23,439       Coca-Cola Co.                            $ 1,218,359
     24,687       PepsiCo, Inc.                              1,569,846
                                                           -----------
                                                           $ 2,788,205
                                                           -----------
                  Total Food Beverage & Tobacco            $27,844,254
                                                           -----------

6   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                         Value
                  Household & Personal Products -  2.7%
                  Household Products - 2.7 %
      44,542      Clorox Co.                                  $  2,325,092
      70,420      Colgate-Palmolive Co.                          4,866,022
                                                              ------------
                                                              $  7,191,114
                                                              ------------
                  Total Household & Personal Products         $  7,191,114
                                                              ------------
                  Pharmaceuticals & Biotechnology - 6.0 %
                  Pharmaceuticals - 6.0 %
      71,937      Abbott Laboratories                         $  3,810,503
      52,731      Eli Lilly & Co.                                2,434,063
     143,240      Merck & Co., Inc.                              5,398,716
     230,559      Pfizer, Inc.                                   4,027,866
                                                              ------------
                                                              $ 15,671,148
                                                              ------------
                  Total Pharmaceuticals & Biotechnology       $ 15,671,148
                                                              ------------
                  Banks - 5.0 %
                  Diversified Banks - 2.6 %
     165,168      U.S. Bancorp                                $  4,606,536
      94,940      Wells Fargo & Co. (b)                          2,254,825
                                                              ------------
                                                              $  6,861,361
                                                              ------------
                  Regional Banks - 2.4 %
     155,085      Regions Financial Corp. (b)                 $  1,691,977
      40,337      SunTrust Banks, Inc.                           1,461,006
     163,400      Whitney Holding Corp. (b)                      2,990,220
                                                              ------------
                                                              $  6,143,203
                                                              ------------
                  Total Banks                                 $ 13,004,564
                                                              ------------
                  Diversified Financials - 2.5 %
                  Asset Management & Custody Banks - 1.1 %
      23,681      Northern Trust Corp.                        $  1,623,806
      23,238      T. Rowe Price Associates, Inc.                 1,312,250
                                                              ------------
                                                              $  2,936,056
                                                              ------------
                  Diversified Financial Services - 1.4 %
     149,672      Bank of America Corp.                       $  3,572,671
                                                              ------------
                  Total Diversified Financials                $  6,508,727
                                                              ------------
                  Insurance - 5.6 %
                  Life & Health Insurance - 1.4 %
      82,258      Lincoln National Corp.                      $  3,727,933
                                                              ------------
                  Property & Casualty Insurance - 4.2 %
      94,311      Chubb Corp.                                 $  4,622,182
      80,617      SAFECO Corp.                                   5,414,238
      23,524      The Traveler Companies, Inc.                   1,020,942
                                                              ------------
                                                              $ 11,057,362
                                                              ------------
                  Total Insurance                             $ 14,785,295
                                                              ------------
                  Real Estate - 4.6 %
                  Diversified Real Estate Investment Trust - 1.0 %
      81,881      Liberty Property Trust                      $  2,714,355
                                                              ------------


      Shares                                                         Value
                  Residential Real Estate Investment Trust - 0.8 %
      52,949      Equity Residential Property Trust           $  2,026,358
                                                              ------------
                  Retail Real Estate Investment Trust - 1.6 %
      52,288      Developers Diversified Realty Corp. (b)     $  1,814,916
      69,366      Kimco Realty Corp. (b)                         2,394,514
                                                              ------------
                                                              $  4,209,430
                                                              ------------
                  Specialized Real Estate Investment Trust - 1.2 %
      70,516      Plum Creek Timber Co., Inc. (b)             $  3,011,738
                                                              ------------
                  Total Real Estate                           $ 11,961,881
                                                              ------------
                  Semiconductors - 2.2 %
                  Semiconductor Equipment - 0.8 %
     116,656      Applied Materials, Inc.                     $  2,226,963
                                                              ------------
                  Semiconductors - 1.4 %
     117,889      Microchip Technology, Inc. (b)              $  3,600,330
                                                              ------------
                  Total Semiconductors                        $  5,827,293
                                                              ------------
                  Telecommunication Services - 5.0 %
                  Integrated Telecommunication Services - 5.0 %
     121,006      AT&T Corp.                                  $  4,076,692
     230,697      Citizens Communications Co. (Class B)          2,616,104
      23,578      Embarq Corp.                                   1,114,532
      79,753      Verizon Communications, Inc.                   2,823,256
     205,381      Windstream Corp. (b)                           2,534,402
                                                              ------------
                                                              $ 13,164,986
                                                              ------------
                  Total Telecommunication Services            $ 13,164,986
                                                              ------------
                  Utilities - 16.0 %
                  Electric Utilities - 3.1 %
     172,691      Duke Energy Corp.                           $  3,001,370
      45,437      Edison International                           2,334,553
      79,438      Southern Co. (b)                               2,773,975
                                                              ------------
                                                              $  8,109,898
                                                              ------------
                  Gas Utilities - 8.2 %
      76,079      AGL Resources, Inc.                         $  2,630,812
     106,239      Equitable Resources, Inc.                      7,336,865
     160,244      Questar Corp.                                 11,383,734
                                                              ------------
                                                              $ 21,351,411
                                                              ------------
                  Multi-Utilities - 4.7 %
     122,083      NSTAR (b)                                   $  4,128,847
     122,830      PG&E Corp.                                     4,875,123
      73,709      Public Service Enterprise Group, Inc.          3,385,453
                                                              ------------
                                                              $ 12,389,423
                                                              ------------
                  Total Utilities                             $ 41,850,732
                                                              ------------
                  TOTAL COMMON STOCKS
                  (Cost $229,510,444)                         $263,147,116
                                                              ------------

The accompanying notes are an integral part of these financial statements.   7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

Principal
Amount ($)                                                          Value
               TEMPORARY CASH INVESTMENTS - 11.0%
               Repurchase Agreements - 0.8%
 405,000       Bank of America, 2.2%, dated
               6/30/08, repurchase price of
               $405,000 plus accrued interest on
               7/1/08 collateralized by $1,093,959
               Federal National Mortgage
               Association, 5.5%, 6/1/33                     $    405,000
 405,000       Barclays Plc, 2.27%, dated
               6/30/08, repurchase price of
               $405,000 plus accrued interest on
               7/2/08 collateralized by the following:
               $246,215 Federal Home Loan
                Mortgage Corp., 4.171 - 6.27%,
                12/1/34 - 10/1/37
               $253,001 Federal National
                Mortgage Association,
                   4.024 - 6.082%,
                 8/1/36 - 2/1/48                                  405,000
 410,000       Deutsche Bank, 2.3%, dated
               6/30/08, repurchase price of
               $410,000 plus accrued interest on
               7/1/08 collateralized by the following:
               $101,026 Federal National
                Mortgage Association (ARM),
                   4.708 - 5.887%,
                12/1/13 - 3/1/37
               $76,606 Federal Home Loan
                Mortgage Corp., 4.703 - 4.704%,
                12/1/35 - 3/1/35
               $314,913 Freddie Mac Giant,
                4.5 - 7.0%, 10/1/34 - 5/1/38
               $169,114 U.S. Treasury Strip,
                0.0%, 8/15/22                                     410,000
 405,000       JP Morgan, 2.26%, dated 6/30/08,
               repurchase price of $405,000 plus
               accrued interest on 7/1/08
               collateralized by $450,346 Federal
               National Mortgage Association,
               4.5 - 6.5%, 3/1/23 - 5/1/38                        405,000
 405,000       Merrill Lynch, 2.5%, dated 6/30/08,
               repurchase price of $405,000 plus
               accrued interest on 7/1/08
               collateralized by $505,595 Federal
               Home Loan Mortgage Corp.,
               5.065 - 6.025%, 9/1/36 - 4/1/38                    405,000
                                                             ------------
                                                             $  2,030,000
                                                             ------------
               Total Repurchase Agreements                   $  2,030,000
                                                             ------------


Principal
Amount ($)                                                          Value
               Securities Lending Collateral - 10.2% (c)
               Certificates of Deposit:
 546,600       American Express, 2.72, 8/8/08                $    546,600
 409,132       Bank of America, 2.88%, 8/11/08                    409,132
 409,132       Citibank, 2.85%, 7/29/08                           409,132
 147,326       Banco Santander NY, 2.80%,
                         10/7/08                                  147,326
 409,543       Banco Santander NY, 3.09%,
                        12/22/08                                  409,543
 408,994       Bank of Nova Scotia, 3.18%,
                         5/05/09                                  408,994
 204,566       Bank of Scotland NY, 2.73%,
                         7/11/08                                  204,566
 204,566       Bank of Scotland NY, 2.72%,
                         8/15/08                                  204,566
 147,123       Bank of Scotland NY, 2.89%,
                         11/4/08                                  147,123
 204,431       Bank of Scotland NY, 3.03%,
                         9/26/08                                  204,431
 736,437       Barclay's Bank, 3.18%, 5/27/09                     736,437
 613,704       Bank Bovespa NY, 2.705%, 8/8/08                    613,704
 409,132       BNP Paribas NY, 2.88%, 7/23/08                     409,132
 245,483       Calyon NY, 2.85%, 8/25/08                          245,483
 343,671       Calyon NY, 2.64%, 9/29/08                          343,671
 129,764       Calyon NY, 2.69%, 01/16/09                         129,764
 339,579       Commonwealth Bank of Australia NY,
               2.63%, 7/11/08                                     339,579
 343,671       Deutsche Bank Financial,
               2.72%, 7/30/08                                     343,671
 163,668       Deutsche Bank Financial,
               2.72%, 8/4/08                                      163,668
 335,490       Dexia Bank NY, 2.69%, 8/7/08                       335,490
  81,821       Dexia Bank NY, 2.65%, 08/12/08                      81,821
 303,158       Dexia Bank NY, 3.37%, 09/29/08                     303,158
 736,437       DNB NOR Bank ASA NY,
               2.90%, 6/8/09                                      736,437
  35,145       Fortis, 3.11%, 09/30/08                             35,145
 749,530       Intesa SanPaolo S.p.A.,
               2.72%, 5/22/09                                     749,530
 356,763       Lloyds Bank, 2.61%, 7/11/08                        356,763
 204,566       Lloyds Bank, 2.61%, 8/18/08                        204,566
 278,210       Natixis, 2.83%, 8/4/08                             278,210
 409,132       NORDEA NY, 2.81%, 8/29/08                          409,132
  47,274       NORDEA NY, 2.72%, 4/9/09                            47,274
  39,210       NORDEA NY, 2.73%, 12/01/08                          39,210
  65,447       Rabobank Nederland NY,
               2.37%, 8/29/08                                      65,447
 204,566       Royal Bank of Canada NY,
               2.57%, 7/15/08                                     204,566
 409,139       Royal Bank of Canada NY,
               2.6%, 9/5/08                                       409,139

8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         Principal
         Amount ($)                                                      Value
                          Securities Lending Collateral - (continued)
          245,479         Bank of Scotland NY, 2.7%, 8/1/08       $    245,479
          245,652         Bank of Scotland NY, 2.96%,
                          11/3/08                                      245,652
          157,926         Skandinavian Enskilda Bank NY,
                          2.70%, 7/17/08                               157,926
           47,423         Skandinavian Enskilda Bank NY,
                          3.18%, 09/22/08                               47,423
           81,626         Skandinavian Enskilda Bank NY,
                          3.06%, 02/13/09                               81,626
          163,653         Svenska Bank NY, 2.70%, 7/17/08              163,653
          339,579         Svenska Bank NY, 2.55%, 7/11/08              339,579
          515,506         Toronto Dominion Bank NY,
                          2.77%, 9/5/08                                515,506
          245,479         Toronto Dominion Bank NY,
                          2.75%, 11/5/08                               245,479
           81,648         Wachovia, 3.62%,10/28/08                      81,648
                                                                  -------------
                                                                  $ 12,796,378
                                                                  -------------
                          Commercial Paper:
          125,749         Bank of America, 2.70%, 8/26/08         $    125,749
          163,172         Bank of America, 2.60%, 8/11/08              163,172
          122,648         CBA, 2.70%, 7/11/08                          122,648
          326,166         CBA, 2.88%, 8/18/08                          326,166
           81,780         Deutsche Bank Financial,
                          2.72%, 7/9/08                                 81,780
           81,696         HSBC, 2.89%, 7/21/08                          81,696
          406,483         HSBC, 2.88%, 9/29/08                         406,483
          326,291         ING Funding, 2.70%, 8/13/08                  326,291
          122,652         Natixis, 2.87%, 7/10/08                      122,652
          122,534         Natixis, 2.87%, 7/21/08                      122,534
          100,830         PARFIN, 3.18%, 8/1/08                        100,830
          162,146         Royal Bank of Scotland,
                          2.66%, 10/21/08                              162,146
           81,820         Societe Generale, 2.98%, 7/2/08               81,820
          204,086         Societe Generale, 2.93%, 7/30/08             204,086
          163,190         Societe Generale, 3.18%, 8/5/08              163,190
          326,067         Societe Generale, 3.18%, 8/22/08             326,067
          163,171         SVSS NY, 3.18%, 8/11/08                      163,171
           77,840         Bank Bovespa NY, 2.79%, 3/12/09               77,840
          368,135         General Electric Capital Corp., 2.77%,
                          1/5/09                                       368,135
          408,981         General Electric Capital Corp., 2.82%,
                          3/16/09                                      408,981
          151,299         IBM, 3.18%, 2/13/09                          151,299
          409,132         IBM, 3.18%, 6/26/09                          409,132
          736,437         Met Life Global Funding,
                          3.16%, 6/12/09                               736,437
          695,524         WestPac, 3.18%, 6/1/09                       695,524
                                                                  -------------
                                                                  $  5,927,828
                                                                  -------------

        Principal
        Amount ($)                                                       Value
                          Securities Lending Collateral - (continued)
                          Mutual Funds:
          490,958         BlackRock Liquidity Money Market
                          Fund, 3.18%                             $    490,958
          638,491         Dreyfus Preferred Money Market
                          Fund, 3.18%                                  638,491
                                                                  -------------
                                                                  $  1,129,449
                                                                  -------------
                          Tri-party Repurchase Agreements:
        1,740,258         Deutsche Bank, 2.5%, 7/1/08             $  1,740,258
        4,909,581         Lehman Brothers, 2.65%, 7/1/08             4,909,581
                                                                  -------------
                                                                  $  6,649,839
                                                                  -------------
                          Other:
          203,466         ABS CFAT 2008-A A1, 3.005%,
                          4/27/09                                 $    203,466
                                                                  -------------
                          Total Securities Lending
                          Collateral                              $ 26,706,960
                                                                  -------------
                          TOTAL TEMPORARY CASH
                          INVESTMENTS
                          (Cost $28,736,960)                      $ 28,736,960
                                                                  -------------
                          TOTAL INVESTMENT IN
                          SECURITIES - 111.3%
                          (Cost $258,274,404) (a)                 $291,884,076
                                                                  -------------
                          OTHER ASSETS AND
                          LIABILITIES - (11.3)%                   $(29,623,532)
                                                                  -------------
                          TOTAL NET ASSETS - 100.0%               $262,260,545
                                                                  =============

(a) At June 30, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $19,391,939 was as follows:


    Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                      $58,952,750
    Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                      (25,343,078)
                                                                    -----------
    Net unrealized loss                                             $33,609,672
                                                                    ===========

(b)  At June 30, 2008, the following securities were out on loan:



    Shares      Security                                      Value
    50,000      Developers Diversified Realty Corp.     $ 1,740,500
       650      Gorman-Rupp Co.                              26,748
    72,000      Hershey Foods Corp.                       2,338,560
    68,000      Kimco Realty Corp.                        2,364,360
    85,500      Microchip Technology, Inc.                2,639,385
   178,660      New York Times Co.                        2,796,030
     8,900      NSTAR                                       295,480
    40,000      PACCAR, Inc.                              1,695,200
    10,000      Plum Creek Timber Co., Inc.                 425,700
    63,000      Regal Entertainment Group                   966,420
   147,000      Regions Financial Corp.                   1,584,660
    71,000      Southern Co.                              2,444,530
    92,800      Wells Fargo & Co.                         2,229,984
   160,600      Whitney Holding Corp.                     3,000,007
   103,800      Windstream Corp.                          1,263,246
                                                        -----------
                Total                                   $25,810,810
                                                        ===========

(c)  Securities lending collateral is managed by Credit Suisse.

The accompanying notes are an integral part of these financial statements.   9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2008 aggregated $24,138,700 and $51,722,357, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund's assets:

                                                  Investments    Other Financial
Valuation Inputs                                 in Securities     Instruments
--------------------------------------------------------------------------------
Level 1 - Quoted Prices                          $263,147,116
Level 2 - Other Significant Observable Inputs      28,736,960
Level 3 - Significant Unobservable Inputs                   -           -
                                                 ------------         ---
Total                                            $291,884,076
                                                 ============         ===

10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Six
                                                               Months
                                                                Ended           Year             Year
                                                               6/30/08         Ended            Ended
Class I                                                      (unaudited)      12/31/07         12/31/06
Net asset value, beginning of period                         $   23.76        $  24.93        $   21.25
                                                             ---------        --------        ---------
Increase (decrease) from investment operations:
 Net investment income                                       $    0.35        $   0.82        $    0.60
 Net realized and unrealized gain (loss) on investments          (2.07)          (0.53)            4.05
                                                             ---------        --------        ---------
  Net increase (decrease) from investment operations         $   (1.72)       $   0.29        $    4.65
Distributions to shareowners:
 Net investment income                                           (0.31)          (0.65)           (0.60)
 Net realized gain                                               (1.27)          (0.81)           (0.37)
                                                             ---------        --------        ---------
Net increase (decrease) in net asset value                   $   (3.30)       $  (1.17)       $    3.68
                                                             ---------        --------        ---------
Net asset value, end of period                               $   20.46        $  23.76        $   24.93
                                                             =========        ========        =========
Total return*                                                    (7.39) %         0.81%           22.45%
Ratio of net expenses to average net assets+                      0.74%**         0.70%            0.69%
Ratio of net investment income to average net assets+             2.91%**         2.59%            2.70%
Portfolio turnover rate                                             17%**           31%              23%
Net assets, end of period (in thousands)                     $ 135,331        $166,323        $ 310,682
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees
 paid indirectly:
 Net expenses                                                     0.74%**         0.70%            0.69%
 Net investment income                                            2.91%**         2.59%            2.70%

                                                                 Year          Year          Year
                                                                Ended         Ended         Ended
Class I                                                        12/31/05      12/31/04      12/31/03
Net asset value, beginning of period                           $  20.58      $  18.09      $  15.11
                                                               --------      --------      --------
Increase (decrease) from investment operations:
 Net investment income                                         $   0.51      $   0.44      $   0.41
 Net realized and unrealized gain (loss) on investments            0.66          2.49          2.96
                                                               --------      --------      --------
  Net increase (decrease) from investment operations           $   1.17      $   2.93      $   3.37
Distributions to shareowners:
 Net investment income                                            (0.50)        (0.44)        (0.39)
 Net realized gain                                                   --            --            --
                                                               --------      --------      --------
Net increase (decrease) in net asset value                     $   0.67      $   2.49      $   2.98
                                                               --------      --------      --------
Net asset value, end of period                                 $  21.25      $  20.58      $  18.09
                                                               ========      ========      ========
Total return*                                                      5.72%        16.39%         0.86%
Ratio of net expenses to average net assets+                       0.71%         0.72%         0.78%
Ratio of net investment income to average net assets+              2.56%         2.40%         2.55%
Portfolio turnover rate                                              22%           19%           12%
Net assets, end of period (in thousands)                       $232,249      $188,234      $155,634
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees
 paid indirectly:
 Net expenses                                                      0.71%         0.72%         0.78%
 Net investment income                                             2.56%         2.40%         2.55%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Six
                                                               Months
                                                                Ended           Year            Year
                                                               6/30/08         Ended           Ended
Class II                                                     (unaudited)      12/31/07        12/31/06
Net asset value, beginning of period                          $   23.89       $  25.07        $  21.37
                                                              ---------       --------        --------
Increase (decrease) from investment operations:
 Net investment income                                        $    0.32       $   0.62        $   0.56
 Net realized and unrealized gain (loss) on investments           (2.08)         (0.40)           4.06
                                                              ---------       --------        --------
  Net increase (decrease) from investment operations          $   (1.76)      $   0.22        $   4.62
Distributions to shareowners:
 Net investment income                                            (0.29)         (0.59)          (0.55)
 Net realized gain                                                (1.27)         (0.81)          (0.37)
                                                              ---------       ---------       --------
Net increase (decrease) in net asset value                    $   (3.32)      $  (1.18)       $   3.70
                                                              ---------       ---------       --------
Net asset value, end of period                                $   20.57       $  23.89        $  25.07
                                                              ---------       ---------       --------
Total return*                                                     (7.52)%         0.54%          22.12%
Ratio of net expenses to average net assets+                       0.99%**        0.95%           0.94%
Ratio of net investment income to average net assets+              2.66%**        2.41%           2.45%
Portfolio turnover rate                                              17%**          31%             23%
Net assets, end of period (in thousands)                      $ 126,929       $153,810        $156,004
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees
 paid indirectly:
 Net expenses                                                      0.99%**        0.95%           0.94%
 Net investment income                                             2.66%**        2.41%           2.45%

                                                                Year         Year         Year
                                                               Ended         Ended        Ended
Class II                                                      12/31/05     12/31/04     12/31/03
Net asset value, beginning of period                         $  20.68      $  18.19     $  15.18
                                                             --------      --------     --------
Increase (decrease) from investment operations:
 Net investment income                                       $   0.45      $   0.36     $   0.32
 Net realized and unrealized gain (loss) on investments          0.68          2.53         3.02
                                                             --------      --------     --------
  Net increase (decrease) from investment operations         $   1.13      $   2.89     $   3.34
Distributions to shareowners:
 Net investment income                                          (0.44)        (0.40)       (0.33)
 Net realized gain                                                 --            --           --
                                                             --------      --------     --------
Net increase (decrease) in net asset value                   $   0.69      $   2.49     $   3.01
                                                             --------      --------     --------
Net asset value, end of period                               $  21.37      $  20.68     $  18.19
                                                             ========      ========     ========
Total return*                                                    5.52%        16.04%       22.27%
Ratio of net expenses to average net assets+                     0.96%         0.98%        1.02%
Ratio of net investment income to average net assets+            2.32%         2.16%        2.29%
Portfolio turnover rate                                            22%           19%          12%
Net assets, end of period (in thousands)                     $127,459      $ 93,691     $ 60,355
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees
 paid indirectly:
 Net expenses                                                     0.96%        0.98%        1.02%
 Net investment income                                            2.32%        2.16%        2.29%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $25,810,810) (cost $258,274,404)    $291,884,076
 Cash                                                                                              490,307
 Receivables --
 Investment securities sold                                                                      4,095,590
 Fund shares sold                                                                                   65,637
 Dividends and interest                                                                            847,321
 Other                                                                                               4,007
                                                                                              ------------
  Total assets                                                                                $297,386,938
                                                                                              ------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                              $  4,631,028
 Fund shares repurchased                                                                         3,740,048
 Upon return of securities loaned                                                               26,706,960
 Due to affiliates                                                                                  21,305
 Accrued expenses                                                                                   27,052
                                                                                              ------------
  Total liabilities                                                                           $ 35,126,393
                                                                                              ------------
NET ASSETS:
 Paid-in capital                                                                              $231,991,943
 Undistributed net investment income                                                             2,564,067
 Accumulated net realized loss on investments                                                   (5,905,137)
 Net unrealized gain on investments                                                             33,609,672
                                                                                              ------------
  Total net assets                                                                            $262,260,545
                                                                                              ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $135,331,248/6,613,851 shares)                                             $      20.46
                                                                                              ============
 Class II (based on $126,929,297/6,170,248 shares)                                            $      20.57
                                                                                              ============

The accompanying notes are an integral part of these financial statements.   13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $9,526)       $ 5,068,884
 Interest                                                       12,888
 Income from securities loaned, net                            164,206
                                                           -----------
  Total investment income                                                   $    5,245,978
                                                                            --------------

EXPENSES:
 Management fees                                           $   935,907
 Transfer agent fees and expenses
 Class I                                                           806
 Class II                                                          806
 Distribution fees (Class II)                                  174,078
 Administrative fees                                            32,397
 Custodian fees                                                 16,545
 Professional fees                                              30,808
 Printing expense                                               11,876
 Fees and expenses of nonaffiliated trustees                     4,460
 Miscellaneous                                                  30,388
                                                           -----------
  Total expenses                                                            $    1,238,071
                                                                            --------------
    Net investment income                                                   $    4,007,907
                                                                            --------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments                                           $   (3,136,647)
                                                                            --------------
 Change in net unrealized loss on investments                               $  (23,555,462)
                                                                            --------------
 Net loss on investments                                                    $  (26,692,109)
                                                                            --------------
 Net decrease in net assets resulting from operations                       $  (22,684,202)
                                                                            ==============

14   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08 and 12/31/07, respectively


                                                                                Six Months Ended          Year
                                                                                    6/30/08               Ended
                                                                                  (unaudited)           12/31/07
FROM OPERATIONS:
Net investment income                                                            $   4,007,907      $    11,250,678
Net realized gain (loss) on investments                                             (3,136,647)          47,294,180
Change in net unrealized loss on investments                                       (23,555,462)         (53,148,826)
                                                                                 -------------      ---------------
    Net increase (decrease) in net assets resulting from operations              $ (22,684,202)     $     5,396,032
                                                                                 -------------      ---------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.31 and $0.65 per share, respectively)                              $  (1,985,486)     $    (6,562,706)
  Class II ($0.29 and $0.59 per share, respectively)                                (1,740,644)          (3,871,319)
Net realized gain:
  Class I ($1.27 and $0.81 per share, respectively)                                 (7,935,659)         (11,380,164)
  Class II ($1.27 and $0.81 per share, respectively)                                (7,517,576)          (5,413,454)
                                                                                 -------------      ---------------
    Total distributions to shareowners                                           $ (19,179,365)     $   (27,227,643)
                                                                                 -------------      ---------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                 $  13,462,979      $    94,057,890
Shares issued in reorganization                                                             --           27,227,643
Reinvestment of distributions                                                       19,179,365          (77,763,146)
Cost of shares repurchased                                                         (48,650,637)        (168,244,364)
                                                                                 -------------      ---------------
    Net decrease in net assets resulting from portfolio share transactions       $ (16,008,293)     $  (124,721,977)
                                                                                 -------------      ---------------
    Net decrease in net assets                                                   $ (57,871,860)     $  (146,553,588)
                                                                                 -------------      ---------------
NET ASSETS:
Beginning of period                                                              $ 320,132,405      $   466,685,993
                                                                                 -------------      ---------------
End of period                                                                    $ 262,260,545      $   320,132,405
                                                                                 =============      ===============
Undistributed net investment income                                              $   2,564,067      $     2,282,290
                                                                                 =============      ===============


                                     '08 Shares        '08 Amount         '07 Shares          '07 Amount
                                    (unaudited)        (unaudited)
Class I
Shares sold                             165,579      $   3,762,626         2,353,879       $    61,197,208
Reinvestment of distributions           471,028          9,921,144           695,309            17,942,870
Less shares repurchased              (1,022,367)       (23,128,274)       (1,664,530)          (42,104,347)
Redemptions in kind                          --                 --        (6,844,767)         (168,244,364)
                                     ----------      -------------        ----------       ---------------
    Net decrease                       (385,760)     $  (9,444,504)       (5,460,109)      $  (131,208,633)
                                     ----------      -------------        ----------       ---------------
Class II
Shares sold                             430,390      $   9,700,353         1,269,739       $    32,860,682
Reinvestment of distributions           437,250          9,258,221           359,589             9,284,773
Less shares repurchased              (1,135,691)       (25,522,363)       (1,412,811)           (3,658,799)
                                     ----------      -------------        ----------       ---------------
    Net increase (decrease)            (268,051)     $  (6,563,789)          216,517       $    38,486,656
                                     ==========      =============        ==========       ===============

The accompanying notes are an integral part of these financial statements.  15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Equity Income VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The investment objective of the Portfolio is current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and Class II shareowners have exclusive voting rights with respect to the distribution plan that has been adopted. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2008, there were no fair valued securities. Temporary cash investments are valued at costs which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/ amortized for financial reporting purposes.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Federal Income Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The Portfolio elected to defer $2,230,340 in capital losses recognized between November 1, 2007 and December 31, 2007 to its fiscal year ending December 31, 2008.

     The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the fiscal year ended December 31, 2007 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

--------------------------------------------------------------------------------
                                                            2007
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                                  $11,160,682
 Long-Term capital gain                                            16,066,961
                                                                  -----------
  Total distributions                                             $27,227,643
                                                                  -----------
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                                    $ 1,042,951
 Undistributed long-term gain                                      14,714,665
 Post-October loss deferred                                        (2,230,340)
 Unrealized appreciation                                           58,604,893
                                                                  -----------
  Total                                                           $72,132,169
                                                                  ===========
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax basis adjustments on partnerships, REIT holdings and preferred stocks.

C.   Portfolio Shares
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $209,232 in commissions on the sale of Trust shares for the six months ended June 30, 2008. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted-net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution expense rates.

D.   Securities Lending
     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The loans are secured by collateral, which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.

E.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

     The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $14,631 in management fees, administrative costs and certain other services payable to PIM at June 30, 2008.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,025 in transfer agent fees payable to PIMSS at June 30, 2008.

4. Distribution Plan
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,649 payable to PFD at June 30, 2008.

5. Expense Offset Arrangements
The Portfolio has entered into an expense offset arrangement with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2008, the Portfolio's expenses were not reduced under this arrangement.

6. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

Results of Shareholder Meeting
At a special meeting held on May 13, 2008, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Variable Contracts Trust, as noted below) follows:
-------------------------------------------------------------------------------

                                              For                 Withhold         Abstain     Broker Non-Votes
---------------------------------------------------------------------------------------------------------------
 Proposal 1 - To elect Trustees*
  John F. Cogan, Jr.                    164,711,851.194        5,285,114.254          0              0
  Daniel K. Kingsbury                   165,222,946.234        4,774,019.214          0              0
  David R. Bock                         164,963,647.028        5,033,318.420          0              0
  Mary K. Bush                          164,650,732.216        5,346,233.232          0              0
  Benjamin M. Friedman                  165,102,105.803        4,894,859.645          0              0
  Margaret B.W. Graham                  165,219,940.012        4,777,025.436          0              0
  Thomas J. Perna                       165,231,179.140        4,765,786.308          0              0
  Marguerite A. Piret                   165,180,443.253        4,816,522.195          0              0
  John Winthrop                         164,783,515.329        5,213,450.119          0              0
---------------------------------------------------------------------------------------------------------------


                                                       For               Against            Abstain       Broker Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 2 - To approve an amendment to the
 Declaration of Trust*                            156,965,554.071      7,761,986.720      5,269,424.657          0
---------------------------------------------------------------------------------------------------------------------------


                                                         For               Against            Abstain        Broker Non-Votes
-------------------------------------------------------------------------------------------------------------------------------
 Proposal 3A - To approve changes to the
 Portfolio's fundamental investment policy
 relating to borrowing money                         9,183,697.354        395,267.837        229,785.028            0
 Proposal 3B - To approve changes to the
 Portfolio's fundamental investment policy
 relating to underwriting                            9,236,027.494        333,494.480        239,228.245            0
 Proposal 3C - To approve changes to the
 Portfolio's fundamental investment policy
 relating to lending                                 9,109,177.754        442,785.121        256,787.344            0
 Proposal 3D - To approve changes to the
 Portfolio's fundamental investment policy
 relating to issuing senior securities               9,277,587.536        295,880.010        235,282.673            0
 Proposal 3E - To approve changes to the
 Portfolio's fundamental investment policy
 relating to real estate                             9,145,917.988        421,006.669        241,825.561            0
 Proposal 3F - To approve changes to the
 Portfolio's fundamental investment policy
 relating to commodities                             9,158,501.248        388,397.127        261,851.844            0
 Proposal 3G - To approve changes to the
 Portfolio's fundamental investment policy
 relating to concentration                           9,204,336.155        324,986.929        279,427.135            0
 Proposal 3H - To approve changes to the
 Portfolio's fundamental investment policy
 relating to diversification                         9,271,653.036        331,289.145        205,808.039            0
 Proposal 3M - To approve changes to the
 Portfolio's fundamental investment policy
 relating to pledging or guaranteeing assets         9,175,667.455        387,915.304        245,167.460            0
-------------------------------------------------------------------------------------------------------------------------------


                                                    For               Against            Abstain        Broker Non-Votes
-------------------------------------------------------------------------------------------------------------------------------
 Proposal 4 - To approve an Amended and
 Restated Management Agreement with PIM         9,271,466.324        286,871.847        250,412.048            0
-------------------------------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

                                                          For               Against            Abstain        Broker Non-Votes
-------------------------------------------------------------------------------------------------------------------------------
 Proposal 5 - To approve a policy allowing the
 appointment of unaffiliated sub-advisers and
 amendments to sub-advisory agreements
 without shareholder approval                         9,088,361.240        469,416.156        250,972.823            0
-------------------------------------------------------------------------------------------------------------------------------

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Variable Contracts Trust. Results reported above reflect the combined votes of all series of the Trust.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2007, in the first quintile of its Morningstar category for the three year period ended June 30, 2007, and in the second quintile of its Morningstar category for the five year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group.

The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Fund. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Fund and considered that, under the amended and restated investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients, including oversight of the Fund's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM and the investment performance of the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Fund pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, the management fee rate paid by the Fund for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that, on a hypothetical basis, such fee would remain in the second quintile relative to the peer group at higher asset levels. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.

Pioneer Variable Contracts Trust


Of f icers                                          Trustees
John F. Cogan, Jr., President                       John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President       David R. Bock
Mark E. Bradley, Treasurer                          Mary K. Bush
Dorothy E. Bourassa, Secretary                      Benjamin M. Friedman
                                                    Margaret B.W. Graham
                                                    Daniel K. Kingsbury
                                                    Thomas J. Perna
                                                    Marguerite A. Piret
                                                    John Winthrop


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   19610-02-0808

                                                PIONEER VARIABLE CONTRACTS TRUST
                       Pioneer Fund VCT Portfolio -- Class I and Class II Shares



                                                               SEMIANNUAL REPORT
                                                                   June 30, 2008



         NOTE: Effective November 9, 2007, Pioneer Value VCT Portfolio was re-organized into Pioneer Fund VCT Portfolio.

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio
  Portfolio and Performance Update                2
  Comparing Ongoing Portfolio Expenses            3
  Portfolio Management Discussion                 4
  Schedule of Investments                         6
  Financial Statements                           12
  Notes to Financial Statements                  17
  Approval of Investment Advisory Agreement      23
  Trustees, Officers and Service Providers       26

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/08
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE TABLE BELOW WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                       84.0%
Temporary Cash Investments                                6.5%
Depositary Receipts for International Stocks              5.0%
International Common Stocks                               4.5%

Sector Distribution
(As a percentage of equity holdings)

[THE TABLE BELOW WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Industrials                                     16.7%
Information Technology                          13.3%
Consumer Staples                                13.1%
Health Care                                     12.9%
Consumer Discretionary                          12.1%
Financials                                      10.0%
Materials                                        9.5%
Energy                                           8.3%
Telecommunication Services                       2.9%
Utilities                                        1.2%

Five Largest Holdings
(As a percentage of equity holdings)*

1. Chevron Corp.               3.81%
2. Norfolk Southern Corp.      2.94
3. Rio Tinto Plc               2.94
4. Apache Corp.                2.45
5. AT&T Corp.                  2.09

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/08

Prices and Distributions

Net Asset Value per Share     6/30/08       12/31/07
  Class I                     $ 22.11       $ 25.72
  Class II                    $ 22.09       $ 25.68

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 6/30/08)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.2000       $  -              $ 0.9045
  Class II                  $ 0.1600       $  -              $ 0.9045

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE TABLE BELOW WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

Date         Pioneer Fund     Pioneer Fund
             VCT Portfolio    VCT Portfolio
             Class 1          Class II           S&P 500
6/30/1998     $10,000           $10,000          $10,000
               12,310            12,279           12,275

6/30/2000      13,388            13,321           13,165
               12,337            12,251           11,214

6/30/2002      10,605            10,499            9,198
               10,086             9,959            9,221

6/30/2004      11,885            11,707           10,982
               12,871            12,641           11,676

6/30/2006      14,462            14,175           12,683
               17,317            16,930           12,592
6/30/2008      15,187            14,829           13,287

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2008)
--------------------------------------------------------------------------------

                              Class I       Class II
--------------------------------------------------------------------------------
Life-of-Class (10/31/97)#        5.76%         5.51%
5 Years                          8.53%         8.29%
1 Year                         -12.30%       -12.41%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
# Inception date of the Portfolio's Class I shares. Class II shares commenced operations on May 1, 2000. The performance of Class II shares for the period prior to the commencement of operations of Class II on May 1, 2000, is based on the performance of the Portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from January 1, 2008 through June 30, 2008.

Share Class                                    I               II
--------------------------------------------------------------------------------
  Beginning Account Value on 1/1/08       $ 1,000.00       $ 1,000.00
  Ending Account Value on 6/30/08         $   901.40       $   900.60
  Expenses Paid During Period*            $     3.45       $     4.63

* Expenses are equal to the Portfolio's annualized expense ratio of 0.73% and 0.98% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2008 through June 30, 2008.

Share Class                                    I               II
--------------------------------------------------------------------------------
  Beginning Account Value on 1/1/08       $ 1,000.00       $ 1,000.00
  Ending Account Value on 6/30/08         $ 1,021.23       $ 1,019.99
  Expenses Paid During Period*            $     3.67       $     4.92

* Expenses are equal to the Portfolio's annualized expense ratio of 0.73% and 0.98% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/08
--------------------------------------------------------------------------------

In the past year, and the last few months in particular, the stock market has been quite volatile, as rising energy prices, a crisis of confidence in the credit markets, a weakening U. S. dollar, and a struggling housing industry have together taken a heavy toll. In the interview below, John Carey, portfolio manager of the Pioneer Fund VCT Portfolio, discussed the Portfolio's performance and trading activity over the six-month period ended June 30, 2008.

Q.   How did the Portfolio weather the storms of the past six months?
A. In the six months ended June 30, 2008, Pioneer Fund VCT Portfolio, at net asset value on the Class I shares, showed a total return of -9.86%, and Class II shares returned -9.94%, versus a total return on the benchmark Standard & Poor's 500 Index (the S&P 500) of -11.90% over the same period. The average total return for the 207 variable portfolios in the Lipper Analytical Services Large-Cap Core category over the same six months was -11.56%. When we last wrote to you, after the end of 2007, we noted the rocky market conditions and spreading turmoil from the housing and mortgage industries. In the first half of this year, investors remained nervous amid growing difficulties for those industries and declining consumer confidence. Outside the materials and energy sectors, there were few gains to be had on stocks, and many losses. We are pleased that the Portfolio lost less of its value than the benchmark and the average competing fund, but we are nonetheless sorry to be sharing news with you of such a meaningful decline.

Q. Please discuss performance in the first half of the year in more detail. Specifically, which holdings had the greatest positive and negative effects on performance relative to the benchmark S&P 500 Index?
A. The Portfolio's outperformance of the S&P 500 Index was attributable solely to our stock selection. Sector allocations within the Portfolio were a wash, as overweights in the above-average performing consumer staples and materials sectors and underweighting in the dismally performing financials sector were offset by underweights in the top-performing energy sector and well-above-average performing utilities sector. But within the various sectors, we had many strong stock picks, especially in the financials, industrials, health-care, energy, and consumer-discretionary sectors. The significant positive contributors to performance included: SAFECO (financials), recipient of a premium take-over offer; Norfolk Southern (industrials), beneficiary of increased coal and other traffic on its rail lines; Medtronic (health care), introducer of numerous new medical devices; Apache (energy), highly successful exploration-and-production company; and John Wiley & Sons (consumer discretionary), publisher of scientific and technical books and journals and successful acquirer.

     On the other side of the ledger, negative performance was attributable to two larger positions in information technology, Nokia and Motorola, both of which were hurt by weakness in the cell-phone manufacturing business, and to one of the Portfolio's financials holdings, SunTrust Banks, which suffered worse-than-anticipated mortgage and other loan losses. Two of our successful, long-term industrials holdings, PACCAR and Deere, also experienced severe share-price reversals in the first half as investors worried about the slowing economy.

Q. In the Portfolio's last annual report, you mentioned that the Portfolio was underweight the energy sector. What is your current positioning in energy and other natural resources and, in general, your outlook on commodities?
A. Commodities have been quite strong over the past couple of years, and this year in particular has seen further sharp increases in oil prices as well as in the prices of numerous other commodities. Despite the near-term ebullience in the energy markets, we have longer-term concerns about profitability that have kept the Portfolio underweight there. Of course it is true that prices for oil and natural gas have moved sharply higher, but, unfortunately, so have the costs of production. At the same time, foreign countries have been raising more barriers to U. S. energy companies wishing to gain access to attractive new fields, meaning that the companies are having an increasingly difficult time replacing their reserves. On the whole, we have found the situation of the mining companies more secure, with a similarly compelling supply-demand picture; and we have balanced the underweight in energy with an overweight in metals.

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Agricultural commodities have also risen in price, with grains particularly strong. The Portfolio has felt the effects especially in regard to food-processing companies, which buy large amounts of everything from wheat and oats to corn and cocoa. Impressively, most of the Portfolio's companies have managed to limit the impact by controlling other costs and passing through price increases. General Mills and H. J. Heinz were, in fact, two of the bright spots in the Portfolio during the first half of 2008. One of the Portfolio's holdings in the chemical industry, E. I. du Pont de Nemours, stands to benefit from the robust market for agricultural commodities, as it is, through one of its subsidiaries, a major supplier of seeds.

Q.   What changes did you make to the Portfolio in the first six months of 2008?
A. In all, we added ten names to the Portfolio and eliminated eight. With many stocks selling at depressed share prices, we had lots of potential names from which to choose! Honeywell International and Illinois Tool Works were additions in the industrials sector; BorgWarner was a new name for us in consumer discretionary; consumer staples saw the entry of Nestle; in energy, Royal Dutch Shell, and in utilities, Public Service Enterprise Group; and, finally, among the beaten-up financials, we added Bank of America, JPMorgan Chase, Bank of New York Mellon, and Franklin Resources.

     Deletions ranged from Weatherford International, on which the Portfolio had a nice profit, to Southwest Airlines, which had been a long-term disappointment. We also sold several companies that appeared to have problems not quickly correctable, including Delta Airlines, Liz Claiborne, Wachovia, and National City. Finally, we traded holdings of Barnes & Noble and Consolidated Edison, judging that there were attractive alternatives.

Q. With blue-chip stocks under so much pressure of late, what is your outlook for large-cap core stocks for the remainder of the year?
A. Even as concerns moderate with respect to some of the companies in the financials sector - though we must hasten to inject the observation that we seem by no means to be out of the woods - there are new concerns emerging about inflation. As we write, new reports show significantly higher consumer-price inflation than we have seen in some years. The Federal Reserve may be led to raise interest rates as a result, and that could impede the economic recovery that might otherwise have been expected to be underway by the latter part of this year or early next year. So right now the picture is murky, and we cannot offer any particular assurance that all will be right with the world in short order. But we do think that many stocks are selling at bargain prices relative to prospects several years from now, and as our outlook is always long term we are very excited to see such a large array of potential opportunities. We would also note the powerful growth dynamics at work in the world economy over the past fifteen or so years and our belief that those dynamics will continue to provide unusually generous chances for corporate profitability. We do especially favor the large, multinational companies, as they are well positioned to participate in the worldwide growth we see on the horizon. Hence we remain quite optimistic about the prospects for the Portfolio, which is principally made up of companies of that kind.

     Thank you, as always, for your support.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                                    Value
                 COMMON STOCKS - 99.3%
                 Energy - 8.2%
                 Integrated Oil & Gas - 5.8%
    165,122      Chevron Corp.                                     $ 16,368,544
     67,053      Exxon Mobil Corp.                                    5,909,381
     37,199      Royal Dutch Shell Plc (A.D.R.)                       3,039,530
                                                                   ------------
                                                                   $ 25,317,455
                                                                   ------------
                 Oil & Gas Exploration & Production - 2.4%
     75,642      Apache Corp.                                      $ 10,514,238
                                                                   ------------
                 Total Energy                                      $ 35,831,693
                                                                   ------------
                 Materials - 9.4%
                 Aluminum - 1.5%
    187,917      Alcoa, Inc.                                       $  6,693,604
                                                                   ------------
                 Diversified Chemical - 1.4%
     83,857      Dow Chemical Co.                                  $  2,927,448
     71,602      E.I. du Pont de Nemours and Co.                      3,071,010
                                                                   ------------
                                                                   $  5,998,458
                                                                   ------------
                 Diversified Metals & Mining - 4.8%
     32,915      Freeport-McMoRan Copper & Gold, Inc.
                 (Class B) (b)                                     $  3,857,309
    105,352      Rio Tinto Plc                                       12,615,636
     37,659      Teck Cominco (Class B)                               1,805,749
     31,117      Xstrata Plc                                          2,495,283
                                                                   ------------
                                                                   $ 20,773,977
                                                                   ------------
                 Industrial Gases - 1.2%
     32,590      Air Products & Chemicals, Inc.                    $  3,221,847
     19,926      Praxair, Inc.                                        1,877,826
                                                                   ------------
                                                                   $  5,099,673
                                                                   ------------
                 Specialty Chemicals - 0.5%
     50,391      Ecolab, Inc.                                      $  2,166,309
                                                                   ------------
                 Total Materials                                   $ 40,732,021
                                                                   ------------
                 Capital Goods - 11.6%
                 Aerospace & Defense - 3.4%
     84,622      General Dynamics Corp.                            $  7,125,172
     20,212      Honeywell International, Inc.                        1,016,259
    109,866      United Technologies Corp.                            6,778,732
                                                                   ------------
                                                                   $ 14,920,163
                                                                   ------------
                 Construction & Farm Machinery &
                 Heavy Trucks - 4.9%
     70,506      Caterpillar, Inc.                                 $  5,204,753
    105,920      Deere & Co.                                          7,640,010
    197,407      PACCAR, Inc. (b)                                     8,257,535
                                                                   ------------
                                                                   $ 21,102,298
                                                                   ------------

Shares                                                                    Value
                 Electrical Component &
                 Equipment - 1.3%
     74,164      Emerson Electric Co.                              $  3,667,410
     43,726      Rockwell International Corp.                         1,912,138
                                                                   ------------
                                                                   $  5,579,548
                                                                   ------------
                 Industrial Conglomerates - 1.4%
     45,945      3M Co.                                            $  3,197,313
    104,404      General Electric Co.                                 2,786,543
                                                                   ------------
                                                                   $  5,983,856
                                                                   ------------
                 Industrial Machinery - 0.6%
     22,303      Illinois Tool Works, Inc.                         $  1,059,616
     24,152      Parker Hannifin Corp.                                1,722,521
                                                                   ------------
                                                                   $  2,782,137
                                                                   ------------
                 Total Capital Goods                               $ 50,368,002
                                                                   ------------
                 Transportation - 5.0%
                 Railroads - 5.0%
     48,598      Burlington Northern, Inc.                         $  4,854,454
     82,640      Canadian National Railway Co.                        3,973,331
    201,632      Norfolk Southern Corp.                              12,636,277
                                                                   ------------
                                                                   $ 21,464,062
                                                                   ------------
                 Total Transportation                              $ 21,464,062
                                                                   ------------
                 Automobiles & Components - 2.3%
                 Auto Parts & Equipment - 2.0%
     33,011      BorgWarner, Inc.                                  $  1,465,028
    254,536      Johnson Controls, Inc.                               7,300,092
                                                                   ------------
                                                                   $  8,765,120
                                                                   ------------
                 Automobile Manufacturers - 0.3%
    260,463      Ford Motor Corp.*(b)                              $  1,252,827
                                                                   ------------
                 Total Automobiles & Components                    $ 10,017,947
                                                                   ------------
                 Consumer Durables & Apparel - 0.6%
                 Apparel, Accessories & Luxury Goods - 0.6%
     82,776      Coach, Inc.*                                      $  2,390,571
                                                                   ------------
                 Total Consumer Durables & Apparel                 $  2,390,571
                                                                   ------------
                 Media - 5.0%
                 Movies & Entertainment - 0.5%
     69,175      The Walt Disney Co.                               $  2,158,260
                                                                   ------------
                 Publishing - 4.5%
    265,899      Elsevier NV                                       $  4,484,973
     47,371      Gannett Co.                                          1,026,530
    122,298      John Wiley & Sons, Inc.                              5,507,079
    208,737      McGraw-Hill Co., Inc.                                8,374,528
                                                                   ------------
                                                                   $ 19,393,110
                                                                   ------------
                 Total Media                                       $ 21,551,370
                                                                   ------------

6     The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                    Value
                 Retailing - 4.2%
                 Department Stores - 1.5%
     93,182      J.C. Penney Co., Inc.                             $  3,381,575
    105,806      Nordstrom, Inc. (b)                                  3,205,922
                                                                   ------------
                                                                   $  6,587,497
                                                                   ------------
                 General Merchandise Stores - 1.6%
    148,259      Target Corp.                                      $  6,892,561
                                                                   ------------
                 Home Improvement Retail - 0.7%
    139,278      Lowe's Companies, Inc.                            $  2,890,019
                                                                   ------------
                 Specialty Stores - 0.4%
     67,947      Staples, Inc.                                     $  1,613,741
                                                                   ------------
                 Total Retailing                                   $ 17,983,818
                                                                   ------------
                 Food & Drug Retailing - 2.9%
                 Drug Retail - 2.2%
     74,240      CVS Corp.                                         $  2,937,677
    193,600      Walgreen Co.                                         6,293,936
                                                                   ------------
                                                                   $  9,231,613
                                                                   ------------
                 Food Distributors - 0.7%
    114,436      Sysco Corp.                                       $  3,148,134
                                                                   ------------
                 Total Food & Drug Retailing                       $ 12,379,747
                                                                   ------------
                 Food, Beverage & Tobacco - 8.1%
                 Packaged Foods & Meats - 5.7%
    117,006      Campbell Soup Co.                                 $  3,915,021
     62,640      General Mills, Inc.                                  3,806,633
    100,788      H.J. Heinz Co., Inc.                                 4,822,706
    124,311      Hershey Foods Corp. (b)                              4,074,915
     42,974      Kellogg Co.                                          2,063,611
    166,740      Kraft Foods, Inc.                                    4,743,753
     26,380      Nestle SA                                            1,193,356
                                                                   ------------
                                                                   $ 24,619,995
                                                                   ------------
                 Soft Drinks - 2.4%
     62,270      Coca-Cola Co.                                     $  3,236,795
    111,284      PepsiCo, Inc.                                        7,076,550
                                                                   ------------
                                                                   $ 10,313,345
                                                                   ------------
                 Total Food, Beverage & Tobacco                    $ 34,933,340
                                                                   ------------
                 Household & Personal Products - 2.1%
                 Household Products - 1.7%
     14,355      Clorox Co.                                        $    749,331
     95,405      Colgate-Palmolive Co.                                6,592,486
                                                                   ------------
                                                                   $  7,341,817
                                                                   ------------
                 Personal Products - 0.4%
     38,388      Estee Lauder Co.                                  $  1,783,123
                                                                   ------------
                 Total Household & Personal
                 Products                                          $  9,124,940
                                                                   ------------

Shares                                                                    Value
                 Health Care Equipment & Services - 6.0%
                 Health Care Equipment - 6.0%
    103,087      Becton, Dickinson & Co.                           $  8,380,973
     62,762      C. R. Bard, Inc.                                     5,519,918
     73,817      Medtronic, Inc.                                      3,820,030
    102,307      St. Jude Medical, Inc.*                              4,182,310
     57,421      Zimmer Holdings, Inc.*                               3,907,499
                                                                   ------------
                                                                   $ 25,810,730
                                                                   ------------
                 Total Health Care Equipment &
                 Services                                          $ 25,810,730
                                                                   ------------
                 Pharmaceuticals & Biotechnology - 6.8%
                 Pharmaceuticals - 6.8%
    101,039      Abbott Laboratories                               $  5,352,036
     66,470      Barr Laboratorie, Inc.*                              2,996,468
     77,146      Eli Lilly & Co.                                      3,561,059
     66,666      Merck & Co., Inc.                                    2,512,642
    186,442      Pfizer, Inc.                                         3,257,142
     50,341      Roche Holdings AG (A.D.R.)                           4,533,459
    260,694      Schering-Plough Corp.                                5,133,065
     48,706      Teva Pharmaceutical Industries,
                 Ltd. (A.D.R.)                                        2,230,735
                                                                   ------------
                                                                   $ 29,576,606
                                                                   ------------
                 Total Pharmaceuticals &
                 Biotechnology                                     $ 29,576,606
                                                                   ------------
                 Banks - 3.2%
                 Diversified Banks - 2.1%
     28,141      Banco Bilbao Vizcaya S.p.A. (A.D.R.) (b)          $    533,835
    162,889      U.S. Bancorp                                         4,542,974
    163,686      Wells Fargo & Co. (b)                                3,887,543
                                                                   ------------
                                                                   $  8,964,352
                                                                   ------------
                 Regional Banks - 1.1%
     74,685      SunTrust Banks, Inc.                              $  2,705,091
     62,666      Zions Bancorporation (b)                             1,973,352
                                                                   ------------
                                                                   $  4,678,443
                                                                   ------------
                 Total Banks                                       $ 13,642,795
                                                                   ------------
                 Diversified Financials - 2.7%
                 Asset Management & Custody
                 Banks - 1.7%
     19,615      Franklin Resources, Inc.                          $  1,797,715
     71,567      T. Rowe Price Associates, Inc.                       4,041,388
     44,942      The Bank of New York Mellon Corp.                    1,700,156
                                                                   ------------
                                                                   $  7,539,259
                                                                   ------------
                 Consumer Finance - 0.7%
     74,038      American Express Co.                              $  2,789,011
                                                                   ------------

The accompanying notes are an integral part of these financial statements.    7

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

Shares                                                                    Value
                 Diversified Financial Services - 0.3%
     15,658      Bank of America Corp.                             $    373,756
     31,594      J.P. Morgan Chase & Co.                              1,083,990
                                                                   ------------
                                                                   $  1,457,746
                                                                   ------------
                 Total Diversified Financials                      $ 11,786,016
                                                                   ------------
                 Insurance - 4.1%
                 Life & Health Insurance - 0.9%
     70,829      MetLife, Inc. (b)                                 $  3,737,646
                                                                   ------------
                 Multi-Line Insurance - 0.7%
     46,159      Hartford Financial Services Group, Inc.           $  2,980,487
                                                                   ------------
                 Property & Casualty Insurance - 2.5%
    153,430      Chubb Corp.                                       $  7,519,604
     49,861      SAFECO Corp.                                         3,348,665
                                                                   ------------
                                                                   $ 10,868,269
                                                                   ------------
                 Total Insurance                                   $ 17,586,402
                                                                   ------------
                 Software & Services - 2.8%
                 Application Software - 0.7%
     84,785      Adobe Systems, Inc.*                              $  3,339,681
                                                                   ------------
                 Data Processing & Outsourced Services - 1.6%
     76,266      Automatic Data Processing, Inc.                   $  3,195,545
     36,413      DST Systems, Inc.*(b)                                2,004,536
     36,282      Fiserv, Inc.*                                        1,646,114
                                                                   ------------
                                                                   $  6,846,195
                                                                   ------------
                 Systems Software - 0.5%
     75,918      Microsoft Corp.                                   $  2,088,504
                                                                   ------------
                 Total Software & Services                         $ 12,274,380
                                                                   ------------
                 Technology Hardware & Equipment - 7.3%
                 Communications Equipment - 2.9%
    121,384      Cisco Systems, Inc.*                              $  2,823,392
     78,847      Corning, Inc.                                        1,817,423
    185,929      Motorola, Inc.                                       1,364,719
    263,058      Nokia Corp. (A.D.R.)                                 6,444,921
                                                                   ------------
                                                                   $ 12,450,455
                                                                   ------------

Shares                                                                    Value
                 Computer Hardware - 2.7%
    123,200      Dell, Inc.*                                       $  2,695,616
    180,233      Hewlett-Packard Co.                                  7,968,101
     98,620      Sun Microsystems, Inc.*                              1,072,986
                                                                   ------------
                                                                   $ 11,736,703
                                                                   ------------
                 Computer Storage & Peripherals - 0.3%
     85,743      EMC Corp.*(b)                                     $  1,259,565
                                                                   ------------
                 Office Electronics - 1.4%
    123,818      Canon, Inc. (A.D.R.)                              $  6,340,720
                                                                   ------------
                 Total Technology Hardware &
                 Equipment                                         $ 31,787,443
                                                                   ------------
                 Semiconductors - 3.1%
                 Semiconductor Equipment - 0.7%
    163,018      Applied Materials, Inc.                           $  3,112,014
                                                                   ------------
                 Semiconductors - 2.4%
    232,975      Intel Corp.                                       $  5,004,303
    181,824      Texas Instruments, Inc.                              5,120,164
                                                                   ------------
                                                                   $ 10,124,467
                                                                   ------------
                 Total Semiconductors                              $ 13,236,481
                                                                   ------------
                 Telecommunication Services - 2.8%
                 Integrated Telecommunication Services - 2.8%
    267,108      AT&T Corp.                                        $  8,998,864
     70,731      Verizon Communications, Inc.                         2,503,877
     58,632      Windstream Corp.                                       723,519
                                                                   ------------
                                                                   $ 12,226,260
                                                                   ------------
                 Total Telecommunication Services                  $ 12,226,260
                                                                   ------------
                 Utilities - 1.1%
                 Electric Utilities - 0.6%
     77,077      Southern Co.                                      $  2,691,529
                                                                   ------------
                 Multi-Utilities - 0.5%
     49,365      Public Service Enterprise Group, Inc.             $  2,267,334
                                                                   ------------
                 Total Utilities                                   $  4,958,863
                                                                   ------------
                 TOTAL COMMON STOCKS
                 (Cost $348,339,939)                               $429,663,487
                                                                   ------------

8     The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount ($)                                                                Value
               TEMPORARY CASH INVESTMENTS - 6.9%
               Repurchase Agreements - 1.4%
1,235,000      Bank of America, 2.2%, dated
               6/30/08, repurchase price of
               $1,235,000 plus accrued interest on
               7/1/08 collateralized by
               $3,335,900 Federal National
               Mortgage Association, 5.5%, 6/1/33                  $  1,235,000
1,235,000      Barclays Plc, 2.27%, dated 6/30/08,
               repurchase price of $1,235,000 plus
               accrued interest on 7/2/08
               collateralized by the following:
               $750,805 Federal Home Loan
               Mortgage Corp., 4.171 - 6.27%,
               12/1/34 - 10/1/37
               $771,496 Federal National Mortgage
               Association, 4.024 - 6.082%,
               8/1/36 - 2/1/48                                        1,235,000
1,240,000      Deutsche Bank, 2.3%, dated
               6/30/08, repurchase price of
               $1,240,000 plus accrued interest on
               7/1/08 collateralized by the
               following:
               $952,420 Freddie Mac Giant,
               4.5 - 7.0%, 10/1/34 - 5/1/38
               $511,467 U.S. Treasury Strip,
               0.0%, 8/15/22
               $231,687 Federal Home Loan
               Mortgage Corp., 4.703 - 4.704%,
               12/1/35 - 3/1/35
               $305,543 Federal National Mortgage
               Association (ARM), 4.708-5.887%,
               12/1/13 - 3/1/37                                       1,240,000
1,235,000      JP Morgan, 2.26%, dated 6/30/08,
               repurchase price of $1,235,000 plus
               accrued interest on 7/1/08
               collateralized by $1,373,277 Federal
               National Mortgage Association,
               4.5 - 6.5%, 3/1/23 - 5/1/38                            1,235,000
1,235,000      Merrill Lynch, 2.5%, dated 6/30/08,
               repurchase price of $1,235,000 plus
               accrued interest on 7/1/08
               collateralized by $1,541,753 Federal
               Home Loan Mortgage Corp.,
               5.065 - 6.025%, 9/1/36 - 4/1/38                        1,235,000
                                                                   ------------
                                                                   $  6,180,000
                                                                   ------------
               Security Lending Collateral - 5.5% (c)
               Certificates of Deposit:
  483,198      American Express, 2.72%, 8/8/08                     $    483,198
  361,675      Bank of America, 2.88%, 8/11/08                          361,675

Principal
Amount ($)                                                                Value
               Security Lending Collateral - (continued)
  361,675      Citibank, 2.85%, 7/29/08                            $    361,675
  130,237      Banco Santander NY, 2.8%, 10/7/08                        130,237
  362,039      Banco Santander NY, 3.09%,
               12/22/08                                                 362,039
  361,553      Bank of Nova Scotia, 3.18%, 5/5/09                       361,553
  180,837      Bank of Scotland NY, 2.73%,
               7/11/08                                                  180,837
  180,837      Bank of Scotland NY, 2.72%,
               8/15/08                                                  180,837
  130,058      Bank of Scotland NY, 2.89%,
               11/4/08                                                  130,058
  180,718      Bank of Scotland NY, 3.03%,
               9/26/08                                                  180,718
  651,015      Barclay's Bank, 3.18%, 5/27/09                           651,015
  542,518      Bank Bovespa NY, 2.705%, 8/8/08                          542,518
  361,675      BNP Paribas NY, 2.88%, 7/23/08                           361,675
  217,008      Calyon NY, 2.85%, 8/25/08                                217,008
  303,807      Calyon NY, 2.64%, 9/29/08                                303,807
  114,712      Calyon NY, 2.69%, 1/16/09                                114,712
  300,190      Commonwealth Bank of Australia NY,
               2.63%, 7/11/08                                           300,190
  303,807      Deutsche Bank Financial, 2.72%,
               7/30/08                                                  303,807
  144,683      Deutsche Bank Financial, 2.72%,
               8/4/08                                                   144,683
  296,575      Dexia Bank NY, 2.69%, 8/7/08                             296,575
   72,331      Dexia Bank NY, 2.65%, 8/12/08                             72,331
  267,994      Dexia Bank NY, 3.37%, 9/29/08                            267,994
  651,015      DNB NOR Bank ASA NY, 2.9%,
               6/8/09                                                   651,015
   31,068      Fortis, 3.11%, 9/30/08                                    31,068
  662,589      Intesa SanPaolo S.p.A., 2.72%,
               5/22/09                                                  662,589
  315,381      Lloyds Bank, 2.61%, 7/11/08                              315,381
  180,837      Lloyds Bank, 2.61%, 8/18/08                              180,837
  245,939      Natixis, 2.83%, 8/4/08                                   245,939
  361,675      NORDEA NY, 2.81%, 8/29/08                                361,675
   41,790      NORDEA NY, 2.72%, 4/9/09                                  41,790
   34,662      NORDEA NY, 2.73%, 12/1/08                                 34,662
   57,855      Rabobank Nederland NY, 2.37%,
               8/29/08                                                   57,855
  180,837      Royal Bank of Canada NY, 2.57%,
               7/15/08                                                  180,837
  361,682      Royal Bank of Canada NY, 2.6%,
               9/5/08                                                   361,682
  217,005      Bank of Scotland NY, 2.7%, 8/1/08                        217,005
  217,158      Bank of Scotland NY, 2.96%,
               11/3/08                                                  217,158
  139,607      Skandinavian Enskilda Bank NY,
               2.7%, 7/17/08                                            139,607

The accompanying notes are an integral part of these financial statements.    9

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

Principal
Amount ($)                                                                Value
                 Security Lending Collateral - (continued)
   41,923        Skandinavian Enskilda Bank NY,
                 3.18%, 9/22/08                                    $     41,923
   72,158        Skandinavian Enskilda Bank NY,
                 3.06%, 2/13/09                                          72,158
  144,671        Svenska Bank NY, 2.7%, 7/17/08                         144,671
  300,190        Svenska Bank NY, 2.55%, 7/11/08                        300,190
  455,711        Toronto Dominion Bank NY, 2.77%,
                 9/5/08                                                 455,711
  217,005        Toronto Dominion Bank NY, 2.75%,
                 11/5/08                                                217,005
   72,177        Wachovia, 3.62%,10/28/08                                72,177
                                                                   ------------
                                                                   $ 11,312,080
                                                                   ------------
                 Commercial Paper:
  111,163        Bank of America, 2.7%, 8/26/08                    $    111,163
  144,245        Bank of America, 2.6%, 8/11/08                         144,245
  108,422        CBA, 2.7%, 7/11/08                                     108,422
  288,333        CBA, 2.88%, 8/18/08                                    288,333
   72,294        Deutsche Bank Financial,
                 2.72%, 7/9/08                                           72,294
   72,220        HSBC, 2.89% 7/21/08                                     72,220
  359,333        HSBC, 2.88%, 9/29/08                                   359,333
  288,443        ING Funding, 2.7%, 8/13/08                             288,443
  108,425        Natixis, 2.87%, 7/10/08                                108,425
  108,320        Natixis, 2.87%, 7/21/08                                108,320
   89,134        PARFIN, 3.18%, 8/1/08                                   89,134
  143,338        Royal Bank of Scotland,
                 2.66%, 10/21/08                                        143,338
   72,329        Societe Generale, 2.98%, 7/2/08                         72,329
  180,414        Societe Generale, 2.93%, 7/30/08                       180,414
  144,261        Societe Generale, 3.18%, 8/5/08                        144,261
  288,245        Societe Generale, 3.18%, 8/22/08                       288,245
  144,244        SVSS NY, 3.18%, 8/11/08                                144,244
   68,811        Bank Bovespa NY, 2.79%, 3/12/09                         68,811
  325,434        General Electric Capital Corp.,
                 2.77%, 1/5/09                                          325,434
  361,542        General Electric Capital Corp.,
                 2.82%, 3/16/09                                         361,542
  133,750        IBM, 3.18%, 2/13/09                                    133,750
  361,675        IBM, 3.18%, 6/26/09                                    361,675
  651,015        Met Life Global Funding, 3.16%,
                 6/12/09                                                651,015
  614,848        WestPac, 3.18%, 6/1/09                                 614,848
                                                                   ------------
                                                                   $  5,240,238
                                                                   ------------
                 Mutual Funds:
  434,010        BlackRock Liquidity Money Market
                 Fund, 3.18%                                       $    434,010
  564,430        Dreyfus Preferred Money Market
                 Fund, 3.18%                                            564,430
                                                                   ------------
                                                                   $    998,440
                                                                   ------------

Principal
Amount ($)                                                                Value
                 Tri-party Repurchase Agreements:
1,538,399        Deutsche Bank, 2.5%, 7/1/08                       $  1,538,399
4,340,102        Lehman Brothers, 2.65%, 7/1/08                       4,340,102
                                                                   ------------
                                                                   $  5,878,501
                                                                   ------------
                 Other:
  179,865        ABS CFAT 2008-A A1, 3.005%,
                 4/27/09                                           $    179,866
                                                                   ------------
                 Total Securities Lending
                 Collateral                                        $ 23,609,125
                                                                   ------------
                 TOTAL TEMPORARY CASH
                 INVESTMENTS
                 (Cost $29,785,125)                                $ 29,789,125
                                                                   ------------
                 TOTAL INVESTMENT IN
                 SECURITIES - 106.2%
                 (Cost $378,182,064)(a)                            $459,452,612
                                                                   ------------
                 OTHER ASSETS
                 AND LIABILITIES - (6.2)%                          $(26,872,677)
                                                                   ------------
                 TOTAL NET ASSETS - 100.0%                         $432,579,935
                                                                   ============

(A.D.R.) American Depositary Receipt
*        Non-income producing security.
(a) At June 30, 2008, the net unrealized gain on investments based on cost for federal income tax purposes of $379,021,672 was as follows:

         Aggregate gross unrealized gain for all investments
           in which there is an excess of value over tax cost      $110,066,109
         Aggregate gross unrealized loss for all investments
           in which there is an excess of tax cost over value       (29,635,169)
                                                                   ------------
         Net unrealized gain                                        $80,430,940
                                                                   ============

(b)      At June 30, 2008, the following securities were out on loan:

         Shares       Description                                         Value
          27,000      Banco Bilbao Vizcaya S.p.A. (A.D.R.)          $   512,190
          35,500      DST Systems, Inc.*                              1,954,275
          17,000      EMC Corp.*                                        249,730
         257,000      Ford Motor Corp.*                               1,236,170
                      Freeport-McMoRan Copper & Gold, Inc.
          11,400       (Class B)                                      1,335,966
         115,000      Hershey Foods Corp.                             3,769,700
          53,000      MetLife, Inc.                                   2,796,810
         100,000      Nordstrom, Inc.                                 3,030,000
          46,700      PACCAR, Inc.                                    1,953,461
         160,000      Wells Fargo & Co.                               3,800,000
          61,400      Zions Bancorporation                            1,933,486
                                                                    -----------
                      Total                                         $22,571,788
                                                                    ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2007 aggregated $26,986,480 and $63,531,923, respectively.

(c)  Securities lending collateral is managed by Credit Suisse.

10    The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.
Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2008, in valuing the Portfolio's assets:

                                                  Investments    Other Financial
Valuation Inputs                                 in Securities     Instruments
--------------------------------------------------------------------------------
Level 1 - Quoted Prices                          $ 429,663,487           -
Level 2 - Other Significant Observable Inputs       29,789,125           -
Level 3 - Significant Unobservable Inputs                    -           -
                                                 -------------         ----
Total                                            $ 459,452,612           -
                                                 =============         ====


The accompanying notes are an integral part of these financial statements.   11

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Six Months
                                                          Ended           Year
                                                         6/30/08          Ended
Class I                                                (unaudited)      12/31/07
Net asset value, beginning of period                      $ 25.72        $ 24.80
                                                          -------        -------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.20        $  0.33
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions             (2.71)          0.91
                                                         --------        -------
  Net increase (decrease) from investment
    operations                                           $  (2.51)       $  1.24
Distributions to shareowners:
 Net investment income                                      (0.20)        (0.32)
 Net realized gain                                          (0.90)
                                                         --------       --------
 Net increase in net asset value                         $  (3.61)      $  0.92
                                                         --------       --------
 Net asset value, end of period                          $  22.11        $ 25.72
                                                         ========       ========
Total return*                                               (9.86)%         4.99%
Ratio of net expenses to average net assets                  0.73%**        0.70%
Ratio of net investment income to average net assets         1.65%**        1.22%
Portfolio turnover rate                                        12%**          24%
Net assets, end of period (in thousands)                 $320,136       $374,349
Ratios with no waiver of fees and assumption of
 expenses by PIM:
 Net expenses                                                0.73%**        0.70%
 Net investment income                                       1.65%**        1.22%

                                                           Year         Year         Year        Year
                                                           Ended        Ended        Ended      Ended
Class I                                                  12/31/06     12/31/05     12/31/04    12/31/03
Net asset value, beginning of period                     $ 21.55      $ 20.57      $ 18.70     $ 15.28
                                                        --------     --------     --------    --------
Increase (decrease) from investment operations:
 Net investment income                                   $  0.32      $  0.27      $  0.24     $  0.20
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions             3.24         0.99         1.85        3.41
                                                        --------     --------     --------    --------
  Net increase (decrease) from investment
    operations                                           $  3.56      $  1.26      $  2.09     $  3.61
Distributions to shareowners:
 Net investment income                                     (0.31)       (0.28)       (0.22)      (0.19)
 Net realized gain
                                                        --------     --------     --------    --------
 Net increase in net asset value                         $  3.25      $  0.98      $  1.87     $  3.42
                                                        --------     --------     --------    --------
 Net asset value, end of period                          $ 24.80      $ 21.55      $ 20.57     $ 18.70
                                                        --------     --------     --------    --------
Total return*                                              16.63%        6.17%       11.26%      23.76%
Ratio of net expenses to average net assets                 0.70%        0.70%        0.71%       0.76%
Ratio of net investment income to average net assets        1.35%        1.26%        1.26%       1.16%
Portfolio turnover rate                                        9%          23%          17%         11%
Net assets, end of period (in thousands)                $386,917     $382,973     $454,136    $154,839
Ratios with no waiver of fees and assumption of
 expenses by PIM:
 Net expenses                                               0.70%        0.70%        0.71%       0.76%
 Net investment income                                      1.35%        1.26%        1.26%       1.16%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

12    The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      Six Months
                                                        Ended           Year
                                                       6/30/08          Ended
Class II                                             (unaudited)      12/31/07
Net asset value, beginning of period                   $  25.68       $  24.73
                                                       --------       --------
Increase (decrease) from investment operations:
 Net investment income                                 $   0.17       $   0.24
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions           (2.70)          0.97
                                                       --------       --------
  Net increase (decrease) from investment
    operations                                         $  (2.53)      $   1.21
Distributions to shareowners:
 Net investment income                                    (0.16)         (0.26)
 Net realized gain                                        (0.90)            --
                                                       --------       --------
 Net increase (decrease) in net asset value            $  (3.59)      $   0.95
                                                       --------       --------
 Net asset value, end of period                        $  22.09       $  25.68
                                                       ========       ========
Total return*                                             (9.94)%         4.87%
Ratio of net expenses to average net assets                0.98%**        0.95%
Ratio of net investment income to average net assets       1.42%**        0.98%
Portfolio turnover rate                                      12%**          24%
Net assets, end of period (in thousands)               $112,444       $147,940
Ratios with no waiver of fees and assumption
 of expenses by PIM:
 Net expenses                                              0.98%**        0.95%
 Net investment income                                     1.42%**        0.98%


                                                         Year          Year        Year         Year
                                                         Ended         Ended       Ended       Ended
Class II                                               12/31/06      12/31/05    12/31/04    12/31/03
Net asset value, beginning of period                   $  21.49     $  20.51     $  18.66     $ 15.25
                                                       --------     --------     --------     -------
Increase (decrease) from investment operations:
 Net investment income                                 $   0.25     $   0.20     $   0.18     $  0.14
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions            3.25         1.01         1.85        3.42
                                                       --------     --------     --------     -------
  Net increase (decrease) from investment
    operations                                         $   3.50     $   1.21     $   2.03     $  3.56
Distributions to shareowners:
 Net investment income                                    (0.26)       (0.23)       (0.18)      (0.15)
 Net realized gain                                           --           --           --          --
                                                       --------     --------     --------     -------
 Net increase (decrease) in net asset value            $   3.24     $   0.98     $   1.85     $  3.41
                                                       --------     --------     --------     -------
 Net asset value, end of period                        $  24.73     $  21.49     $  20.51     $ 18.66
                                                       ========     ========     ========     =======
Total return*                                             16.35%        5.94%       10.93%      23.44%
Ratio of net expenses to average net assets                0.95%        0.95%        0.96%       1.00%
Ratio of net investment income to average net assets       1.10%        1.01%        1.00%       0.87%
Portfolio turnover rate                                       9%          23%          17%         11%
Net assets, end of period (in thousands)               $155,710     $116,656     $133,627     $87,488
Ratios with no waiver of fees and assumption
 of expenses by PIM:
 Net expenses                                              0.95%        0.95%        0.96%       1.00%
 Net investment income                                     1.10%        1.01%        1.00%       0.87%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.   13

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $22,571,788) (cost $378,182,064)    $459,452,612
 Cash                                                                                              833,895
 Receivables --
  Investment securities sold                                                                        82,035
  Fund shares sold                                                                                 130,159
  Dividends and interest                                                                           562,331
  Forward foreign currency settlement contracts, net                                                    16
 Other                                                                                               1,016
                                                                                              ------------
   Total assets                                                                               $461,062,064
                                                                                              ------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                             $  4,310,548
  Fund shares repurchased                                                                          486,037
  Upon return of securities loaned                                                              23,609,125
 Due to affiliates                                                                                  28,627
 Accrued expenses                                                                                   47,792
                                                                                              ------------
   Total liabilities                                                                          $ 28,482,129
                                                                                              ------------
NET ASSETS:
 Paid-in capital                                                                              $347,710,851
 Undistributed net investment income                                                               124,633
 Accumulated net realized gain on investments                                                    3,473,962
 Net unrealized gain (loss) on:
  Investments                                                                                   81,270,548
  Forward currency contracts and other assets and liabilities
   denominated in foreign currencies                                                                   (59)
                                                                                              ------------
   Total net assets                                                                           $432,579,935
                                                                                              ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $320,136,097/14,480,433 shares)                                            $      22.11
                                                                                              ============
 Class II (based on $112,443,838/5,089,697 shares)                                            $      22.09
                                                                                              ============

14 The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $223,656)                                $  5,524,303
 Interest                                                                                   13,091
 Income from securities loaned, net                                                         29,093
                                                                                      ------------
  Total investment income                                                                                $  5,566,487
                                                                                                         ------------
EXPENSES:
 Management fees                                                                      $  1,519,416
 Transfer agent fees and expenses
  Class I                                                                                      848
  Class II                                                                                     848
 Distribution fees
  Class II                                                                                 159,467
 Administrative fees                                                                        52,595
 Custodian fees                                                                             19,195
 Professional fees                                                                          41,375
 Printing expense                                                                           12,795
 Fees and expenses of nonaffiliated trustees                                                 7,388
 Miscellaneous                                                                              43,622
                                                                                      ------------
   Total expenses                                                                                        $  1,857,549
                                                                                                         ------------
   Net expenses                                                                                          $  1,857,549
                                                                                                         ------------
    Net investment income                                                                                $  3,708,938
                                                                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
  Investments                                                                         $  7,617,543
  Forward foreign currency contracts and other assets and liabilities denominated
   in foreign currencies                                                                   (19,567)      $  7,597,976
                                                                                      ------------       ------------
 Change in net unrealized gain on:
  Investments                                                                         $(60,994,734)
  Forward foreign currency contracts and other assets and liabilities denominated
   in foreign currencies                                                                      (318)      $(60,995,052)
                                                                                      ------------       ------------
 Net loss on investments and foreign currency transactions                                               $(53,397,076)
                                                                                                         ------------
 Net decrease in net assets resulting from operations                                                    $(49,688,138)
                                                                                                         ============



The accompanying notes are an integral part of these financial statements.   15

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08 and the Year Ended 12/31/07, respectively

                                                                                  Six Months
                                                                                     Ended              Year
                                                                                   6/30/2008            Ended
                                                                                  (unaudited)         12/31/07
FROM OPERATIONS:
Net investment income                                                           $   3,708,938      $    6,245,852
Net realized gain on investments and foreign currency transactions                  7,597,976          40,458,365
Change in net unrealized gain on investments foreign currency transactions        (60,995,052)        (20,275,382)
                                                                                -------------      --------------
  Net increase (decrease) in net assets resulting from operations               $ (49,688,138)     $   26,428,835
                                                                                -------------      --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.20 and $0.32 per share, respectively)                              $  (2,774,855)     $   (4,719,451)
 Class II ($0.16 and $0.26 per share, respectively)                                  (813,572)         (1,540,471)
Net realized gain:
 Class I ($0.90 and $0.00 per share, respectively)                              $ (12,363,682)     $           --
 Class II ($0.90 and $0.00 per share, respectively)                                (4,446,023)                 --
                                                                                -------------      --------------
  Total distributions to shareowners                                            $ (20,398,132)     $   (6,259,922)
                                                                                -------------      --------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                $  23,199,584      $  105,555,383
Shares issued in reorganization                                                            --          55,441,058
Redemptions in kind                                                                        --         (12,457,608)
Reinvestment of distributions                                                      20,398,146           6,259,948
Cost of shares repurchased                                                        (63,221,100)       (195,305,515)
                                                                                -------------      --------------
  Net decrease in net assets resulting from Portfolio share transactions        $ (19,623,370)     $  (40,506,734)
                                                                                -------------      --------------
  Net decrease in net assets                                                    $ (89,709,640)     $  (20,337,821)

NET ASSETS:
Beginning of period                                                             $ 522,289,575      $  542,627,396
                                                                                -------------      --------------
End of period                                                                   $ 432,579,935      $  522,289,575
                                                                                -------------      --------------
Undistributed net investment income                                             $     124,633      $        4,122
                                                                                =============      ==============

                                              '08 Shares        '08 Amount         '07 Shares        '07 Amount
                                             (unaudited)        (unaudited)
Class I
Shares sold                                      770,353      $  18,300,268         3,143,089      $   83,007,023
Redemption in kind                                    --                 --          (485,677)        (12,457,608)
Reinvestment of distributions                    663,279         15,138,548           180,581           4,719,477
Less shares repurchased                       (1,510,830)       (36,610,307)       (3,884,694)       (101,180,009)
                                              ----------      -------------        ----------      --------------
  Net decrease                                   (77,198)     $  (3,171,491)       (1,046,701)     $  (25,911,117)
                                              ==========      =============        ==========      ==============
Class II
Shares sold                                      199,479      $   4,899,316           873,097      $   22,548,360
Shares issued in reorganization                       --                 --         2,163,131          55,441,058
Reinvestment of distributions                    230,778          5,259,598            59,350           1,540,471
Less shares repurchased                       (1,100,438)       (26,610,793)       (3,631,748)        (94,125,506)
                                              ----------      -------------        ----------      --------------
  Net decrease                                  (670,181)     $ (16,451,879)         (536,170)     $  (14,595,617)
                                              ==========      =============        ==========      ==============

16    The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Fund VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The investment objective of the Portfolio is reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution expense rates and Class II shareowners have exclusive voting rights with respect to the distribution plans that have been adopted. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2008, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data, in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates, or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2008, the Portfolio had no open futures contracts.

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of the statute of limitations; all other tax years are open.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2007, the Fund had a net capital loss carryforward of $3,284,322 of which the following amounts will expire in 2008 and 2009, if not utilized: $617,817 in 2008 and $2,666,505 in 2009.

   The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the fiscal year ended December 31, 2007 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

-------------------------------------------------------------------------------

                                                                        2007
                                                                   ------------
 Distributions paid from:
 Ordinary income                                                   $  6,259,922
                                                                   ------------
   Total distributions                                             $  6,259,922
                                                                   ============
 Distributable Earnings:
 Undistributed ordinary income                                     $      3,249
 Undistributed long-term gain                                        16,809,621
 Capital loss carryforward from merger                               (3,284,322)
 Unrealized appreciation                                            141,426,806
                                                                   ------------
   Total                                                           $154,955,354
                                                                   ============

-------------------------------------------------------------------------------

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark to market on forward currency contracts.

F. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Portfolio and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $209,232 in commissions on the sale of Portfolio shares for the six months ended June 30, 2008. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $23,842 in management fees, administrative costs and certain others services payable to PIM at June 30, 2008.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,478 in transfer agent fees payable to PIMSS at June 30, 2008.

4. Distribution Plan
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,307 in distribution fees payable to PFD at June 30, 2008.

5. Expense Offsets Arrangements
The Portfolio has entered into an expense offset arrangement with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30,

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

2008, the Portfolio's expenses were not reduced under this arrangement.

6. Forward Foreign Currency Contracts
At June 30, 2008, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. At June 30, 2008, the Portfolio had no outstanding portfolio hedges. The Portfolio's gross forward currency settlement contracts receivable and payable were $153,696, and $153,680, respectively, resulting in a net receivable of $16.

7. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

Results of Shareholder Meeting
At a special meeting held on May 13, 2008, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Variable Contracts Trust, as noted below) follows:

----------------------------------------------------------------------------------------------------------------------------
                                                         For               Withhold           Abstain       Broker Non-Votes
----------------------------------------------------------------------------------------------------------------------------
 Proposal 1 - To elect Trustees*
 John F. Cogan, Jr.                                 164,711,851.194      5,285,114.254           0                   0
 Daniel K. Kingsbury                                165,222,946.234      4,774,019.214           0                   0
 David R. Bock                                      164,963,647.028      5,033,318.420           0                   0
 Mary K. Bush                                       164,650,732.216      5,346,233.232           0                   0
 Benjamin M. Friedman                               165,102,105.803      4,894,859.645           0                   0
 Margaret B.W. Graham                               165,219,940.012      4,777,025.436           0                   0
 Thomas J. Perna                                    165,231,179.140      4,765,786.308           0                   0
 Marguerite A. Piret                                165,180,443.253      4,816,522.195           0                   0
 John Winthrop                                      164,783,515.329      5,213,450.119           0                   0
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                         For              Withhold            Abstain        Broker Non-Votes
------------------------------------------------------------------------------------------------------------------------------
 Proposal 2 - To approve an amendment to the
 Declaration of Trust*                              156,965,554.071      7,761,986.720      5,269,424.657             0
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                         For               Withhold            Abstain        Broker Non-Votes
------------------------------------------------------------------------------------------------------------------------------
 Proposal 3A - To approve changes to the
 Portfolio's fundamental investment policy
 relating to borrowing money                         17,306,458.782        951,359.674        644,052.438             0

 Proposal 3B - To approve changes to the
 Portfolio's fundamental investment policy
 relating to underwriting                            17,411,664.065        850,341.860        639,864.968             0

 Proposal 3C - To approve changes to the
 Portfolio's fundamental investment policy
 relating to lending                                 17,319,498.790        898,858.794        683,513.309             0

 Proposal 3D - To approve changes to the
 Portfolio's fundamental investment policy
 relating to issuing senior securities               17,509,325.669        729,161.490        663,383.735             0

 Proposal 3E - To approve changes to the
 Portfolio's fundamental investment policy
 relating to real estate                             17,347,322.334        894,416.952        660,131.608             0

 Proposal 3F - To approve changes to the
 Portfolio's fundamental investment policy
 relating to commodities                             17,341,156.653        882,975.742        677,738.499             0

 Proposal 3G - To approve changes to the
 Portfolio's fundamental investment policy
 relating to concentration                           17,418,104.424        691,488.511        792,277.958             0

 Proposal 3H - To approve changes to the
 Portfolio's fundamental investment policy
 relating to diversification                         17,528,281.445        714,444.103        659,145.346             0

 Proposal 3M - To approve changes to the
 Portfolio's fundamental investment policy
 relating to pledging or guaranteeing assets         17,477,781.993        771,011.098        653,077.803             0
------------------------------------------------------------------------------------------------------------------------------

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                         For               Withhold             Abstain       Broker Non-Votes
------------------------------------------------------------------------------------------------------------------------------
 Proposal 4 - To approve an Amended and
 Restated Management Agreement with PIM              17,434,602.792        679,113.980        788,154.122             0
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                         For               Withhold             Abstain       Broker Non-Votes
------------------------------------------------------------------------------------------------------------------------------
 Proposal 5 - To approve a policy allowing the
 appointment of unaffiliated sub-advisers and
 amendments to sub-advisory agreements
 without shareholder approval                        17,003,913.373      1,151,213.059        746,744.462             0
------------------------------------------------------------------------------------------------------------------------------

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Variable Contracts Trust. Results reported above reflect the combined votes of all series of the Trust.

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one and five year periods ended June 30, 2007 and in the first quintile of its Morningstar category for the three year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group.

The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Fund. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Fund and considered that, under the amended and restated investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients, including oversight of the Fund's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM and the investment performance of the Fund.


Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Fund pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, the management fee rate paid by the Fund for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that, on a hypothetical basis, such fee would remain in the second quintile relative to the peer group at higher asset levels. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the

PIONEER VARIABLE CONTRACTS TRUST                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                           Trustees
John F. Cogan, Jr., President                      John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President      David R. Bock
Mark E. Bradley, Treasurer                         Mary K. Bush
Dorothy E. Bourassa, Secretary                     Benjamin M. Friedman
                                                   Margaret B.W. Graham
                                                   Daniel K. Kingsbury
                                                   Thomas J. Perna
                                                   Marguerite A. Piret
                                                   John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   19611-02-0808


                                                            [LOGO]PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

                      Pioneer Global High Yield VCT Portfolio -- Class II Shares



                                                               SEMIANNUAL REPORT

                                                                   June 30, 2008

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------

Pioneer Global High Yield VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      6

  Financial Statements                                                        20

  Notes to Financial Statements                                               24

  Approval of Investment Approval Contract                                    30

  Trustees, Officers and Service Providers                                    33


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/08
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                        79.9%
Temporary Cash Investment                                                    5.3%
Senior Floating Rate Loans                                                   4.1%
Asset Backed Securities                                                      3.6%
Convertible Corporate Bonds                                                  2.5%
Collateralized Mortgage Obligations                                          1.8%
Foreign Government Bonds                                                     1.3%
U.S. Preferred Stocks                                                        0.7%
Rights/Warrants                                                              0.4%
Municipal Bonds                                                              0.4%

Maturity Distribution
(As a percentage of total investment in securities)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 year                                                                    11.2%
1-3 years                                                                   14.9%
3-4 years                                                                   16.9%
4-6 years                                                                   45.6%
6-8 years                                                                    8.2%
8+ years                                                                     3.2%

Five Largest Holdings
(As a percentage of long-term holdings)

 1. First Data Corp., 9.875%, 9/24/15 (144A)                                1.49%
 2. Alfa Div Payment Rights Fin, Floating Rate Note, 3/15/12 (144A)         1.41
 3. Codere Finance SA, 8.25%, 6/15/15 (144A)                                1.23
 4. True Move Co., Ltd., 10.75%, 12/16/13 (144A)                            1.17
 5. Taganka Car Loan Finance Plc, Floating Rate Note, 11/14/13 (144A)       1.14

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/08
--------------------------------------------------------------------------------

Prices and Distributions


Net Asset Value per Share    6/30/08        12/31/07
Class II                      $ 9.12         $ 9.66


                              Net
Distributions per Share       Investment     Short-Term        Long-Term
(1/1/08 - 6/30/08)            Income         Capital Gains     Capital Gains
Class II                      $ 0.4100       $   -             $   -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Global High Yield VCT Portfolio at net asset value, compared to that of Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                  Pioneer Global           ML Global High Yield and
             High Yield VCT Portfolio     Emerging Markets Plus Index
3/05                 10000                         10000
6/05                 10238                         10280
6/06                 10964                         10888
6/07                 12440                         12219
6/08                 11974                         12358

The ML Global High Yield and Emerging Markets Plus Index tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed market currencies. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2008)

--------------------------------------------------------------------------------
                                                                        Class II
--------------------------------------------------------------------------------
 Life-of-Class
 (3/18/05)                                                                5.51%
 1 Year                                                                  -3.71%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.


Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield VCT Portfolio

Based on actual returns from January 1, 2008 through June 30, 2008.

       Share Class                                               II
       ----------------------------------------------------------------
       Beginning Account Value on 1/1/08                     $ 1,000.00
       Ending Account Value on 6/30/08                       $   987.30
       Expenses Paid During Period*                          $     4.94

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2008 through June 30, 2008.

       Share Class                                                II
       ----------------------------------------------------------------
       Beginning Account Value on 1/1/08                     $ 1,000.00
       Ending Account Value on 6/30/08                       $ 1,019.89
       Expenses Paid During Period*                          $     5.02

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/08
--------------------------------------------------------------------------------

Higher-yielding, lower-rated securities lagged other sectors during the first half of 2008 as problems in the credit markets, which began with subprime mortgages in the United States, continued to roil capital markets. In this volatile environment, Treasuries and other high-quality bonds outperformed any investments that carried credit risk. In the following interview, Andrew Feltus, discusses the factors that influenced the performance of Pioneer Global High Yield VCT Portfolio during the six months ending June 30, 2008. A member of the Pioneer Fixed Income Group, Mr. Feltus, is leader of the team managing the Portfolio.

Q. How did the Portfolio perform during the first half of 2008?

A. Pioneer Global High Yield VCT Portfolio's Class II shares produced a total return of -1.27% for the six months ending June 30, 2008. During the same period, the Merrill Lynch High Yield Master II Index returned -1.28%, while the Merrill Lynch Global High Yield and Emerging Markets Plus Index returned -0.31%. The average return among the 105 variable annuity portfolios in Lipper's High Current Yield category was -1.51%.

Q. What was the investment environment like during the six months?

A. It was a very challenging period to be investing in any securities with credit risk. The domestic economy, in particular, showed clear evidence of weakening. Growth in gross domestic product (GDP) decelerated during the period while the housing industry continued to slump, unemployment increased and consumer confidence declined. Moreover inflationary concerns resurfaced because of rising oil, food and commodity prices.

   After a brief respite in the closing weeks of 2007, volatility returned to the credit markets in the opening weeks of 2008 because of fears about the health of the financials sector. These worries, which began with concerns about weakness in the housing industry and problems in subprime mortgages, eroded confidence in the capital markets generally. Prices of corporate debt, especially high-yield corporate bonds, fell hard during the opening weeks of the new year. The U.S. Federal Reserve then moved aggressively to stabilize the markets. In two separate actions in the closing weeks of January, the nation's central bank lowered the key Fed funds rate by a total of 1.25 percentage points (125 basis points) to inject more liquidity into the financial markets. Despite these actions, investors' fears about the unrecognized risks of debt instruments held by major financial institutions persisted, and the volatility continued. The market turmoil climaxed in March when the Federal Reserve helped arrange the J.P. Morgan Chase & Co.'s acquisition of Bear Stearns, a major U.S. investment bank that was highly exposed to the mortgage problems. This rescue seemed to reassure the capital markets, and stocks as well as corporate bonds appeared to rally through May. In June, apprehension about credit risk returned to the markets, again undermining the values of riskier asset classes, including stocks and high-yield corporate bonds. For most of the period, fears of a general economic weakening were concentrated principally on the United States. However, in the final weeks of the period, investors became more worried that economic problems could become more widespread, affecting the performance of foreign corporate bonds and emerging market debt. For the first three months of the period, major foreign currencies also appreciated against the U.S. dollar, adding to the advantages of investing overseas. The relative values of currencies became more stable in the final three months of the period, however.

   The underperformance by corporate bonds during the period came despite continued low relative default rates for high-yield bonds, both in the United States and overseas.

Q. What were your principal strategies during the period, and how did they affect performance?

A. We retained a focus on high-yield corporates during the period. Most changes in the Portfolio were the result of individual security selection decisions, rather than any shift in asset allocations. This focus on high-yield corporates was consistent with the Portfolio's charter and our view that the economy was not heading toward a major recession and that the values offered by high-yield debt eventually would be recognized. We have also reduced the Portfolio's euro exposure as we do not expect large appreciation against the dollar.

A Word About Risk:

Investments in high yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   At the close of the fiscal period on June 30, 2008, 61.9% of Portfolio assets were invested in U.S. high-yield corporate bonds, 27.3% in emerging market debt and 8.1% in high-yield corporates from foreign developed nations. A total of 8.2% of assets were invested in securities denominated in foreign currencies. The average credit rating of Portfolio holdings remained at B-. The Portfolio's effective duration - a measure of a bond's price sensitivity to changes in interest rates - was 3.92 years, while the average maturity of Portfolio holdings was 7.07 years.

Q. What types of investments most influenced Portfolio performance during the period?

A. While most high-yield bonds lost value during the six-months, we did have some holdings that proved exceptions to the general rule, often because of corporate transactions that increased the price of existing bonds. The values of bonds issued by two companies - PNA Group and AAC Group - appreciated when the corporations were acquired and the bonds were bought back at par value. PNA Group is a metals distribution company, while AAC is the parent of American Achievement, which produces class rings and yearbooks for the educational market. Similarly, the Portfolio took profits and sold its position in Alltel Wireless bonds after the company announced it was being acquired by Verizon. Bonds of the Mexican company C.I.E. were bought back by the corporation, resulting in a profit to the Portfolio, while securities issued by Bank Center Credit, a Kazak bank, gained in value when the company issued new equity. Securities issued by Sul America, a Brazilian insurance company, also gained value when part of the corporation was sold to ING.

   Three positions defaulted during the period, but they did not have significant effects on relative performance. The Portfolio had small positions in bonds of Ainsworth Lumber and loans of Land Source, both of which defaulted late in the period. We bought the Ainsworth securities at a very low price. As the company goes through a restructuring, we believe there is value in the bonds that should eventually be recognized. Land Source, a joint venture by homebuilder Lennar Corp. and the California Public Employees' Retirement System (CALPERS), was a victim of the slump in California real estate. The third default was in the bonds of Bulgarian Steel, which we had also purchased at a distressed price. We continue to believe there is value in those bonds and that they have good potential to recover in price.

Q. What is your investment outlook?

A. We think our emphasis on higher-yielding corporate bonds should be rewarded as economic conditions eventually begin improving and the market again recognizes the values in corporate bonds. The market is discounting a very high rate of defaults (between 10% and 12%, depending on what risk premium you assume), and while we expect growth to be slow, the economy will not slow enough to trigger a high level of defaults.

   We believe the U.S. economy, while weakening, is not likely to fall into a major recession. The Federal Reserve's efforts to inject liquidity into the markets should eventually be positive for growth, while federal tax rebates should give some confidence to consumers. Despite all the problems in the capital markets, corporate profitability (for non-financials companies) has been generally good, due in large part to the weak dollar and the strong commodity markets that have made U.S. industry competitive in world markets. The rate of growth of profits, though, has slowed somewhat. Rising oil and food prices have raised concerns about inflationary pressures, with these concerns more noticeable overseas than in the United States. However, we don't think inflation will rise to become a major threat to the economy, and we do not think the Federal Reserve's monetary policies have been too accommodative.


Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

 Principal     Floating
Amount ($)     Rate (c)                                                                       Value
                            CONVERTIBLE CORPORATE BONDS - 2.7%
                            Capital Goods - 0.5%
                            Trading Companies & Distributors - 0.5%
   100,000                  Wesco Distribution, Inc., 1.750%, 11/15/26                  $    83,625
                                                                                        -----------
                            Total Capital Goods                                         $    83,625
                                                                                        -----------
                            Transportation - 0.3%
                            Marine - 0.3%
    70,000                  Horizon Lines, Inc., 4.25%, 8/15/12                         $    54,338
                                                                                        -----------
                            Total Transportation                                        $    54,338
                                                                                        -----------
                            Health Care Equipment & Services - 0.5%
                            Health Care Services - 0.5%
   110,000                  Omnicare, Inc., 3.25%, 12/15/35                             $    82,225
                                                                                        -----------
                            Total Health Care Equipment & Services                      $    82,225
                                                                                        -----------
                            Diversified Financials - 0.4%
                            Diversified Financial Services - 0.4%
   100,000                  Nortel Networks Corp., 2.125%, 4/15/14                      $    67,000
                                                                                        -----------
                            Total Diversified Financials                                $    67,000
                                                                                        -----------
                            Real Estate - 0.4%
                            Retail Real Estate Investment Trust - 0.4%
    75,000                  General Growth Properties, Inc., 3.98%, 4/15/27 (144A)      $    58,781
                                                                                        -----------
                            Total Real Estate                                           $    58,781
                                                                                        -----------
                            Telecommunication Services - 0.5%
                            Wireless Telecommunication Services - 0.5%
   100,000                  NII Holdings, Inc., 3.125%, 6/15/12                         $    84,250
                                                                                        -----------
                            Total Telecommunication Services                            $    84,250
                                                                                        -----------
                            TOTAL CONVERTIBLE CORPORATE BONDS
                            (Cost $445,565)                                             $   430,219
                                                                                        -----------
    Shares
                            PREFERRED STOCKS - 0.7%
                            Insurance - 0.7%
                            Life & Health Insurance - 0.7%
     6,000                  Delphi Financial Group, Inc., 7.376% 5/15/37                $   114,000
                                                                                        -----------
                            Total Insurance                                             $   114,000
                                                                                        -----------
                            TOTAL PREFERRED STOCKS
                            (Cost $149,754)                                             $   114,000
                                                                                        -----------
 Principal
Amount ($)
                            ASSET BACKED SECURITIES - 3.9%
                            Transportation - 0.1%
                            Airlines - 0.1%
     5,253                  American Airlines, Inc., 7.379%, 5/23/16                    $     3,362
    18,202                  Continental Airline, Inc., 8.499%, 5/1/11                        16,746
                                                                                        -----------
                                                                                        $    20,108
                                                                                        -----------
                            Total Transportation                                        $    20,108
                                                                                        -----------
                            Consumer Services - 0.5%
                            Restaurants - 0.5%
   100,000                  Dunkin Brands Master Finance LLC, 8.28%, 6/20/31 (144A)     $    86,493
                                                                                        -----------
                            Total Consumer Services                                     $    86,493
                                                                                        -----------


6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal     Floating
Amount ($)     Rate (c)                                                                                        Value
                            Banks - 1.9%
                            Thrifts & Mortgage Finance - 1.9%
    23,725     3.08         ACE Securities Corp., 2004-HE4 M1, Floating Rate Note, 12/25/34              $    19,085
    25,000     2.56         Credit-Based Asset Servicing & securities, Floating Rate Note, 3/25/36            23,863
    54,256     2.60         Lehman XS Trust, Floating Rate Note, 8/25/36                                      40,053
    77,469     2.83         Lehman XS Trust, Floating Rate Note, 12/25/35                                     45,400
   200,000     5.77         Taganka Car Loan Finance Plc, Floating Rate Note, 11/14/13 (144A)                187,000
                                                                                                         -----------
                                                                                                         $   315,401
                                                                                                         -----------
                            Total Banks                                                                  $   315,401
                                                                                                         -----------
                            Diversified Financials - 0.5%
                            Investment Banking & Brokerage - 0.3%
    47,429     2.57         Option One Mortgage Trust, Floating Rate Note, 5/25/37                       $    46,834
                                                                                                         -----------
                            Diversified Finance Services - 0.1%
    40,000     3.16         Bear Stearns Asset Backed Securities, Inc., Floating Rate Note, 3/25/35      $    30,747
                                                                                                         -----------
                            Total Diversified Financials                                                 $    77,581
                                                                                                         -----------
                            Utilities - 0.8%
                            Electric Utilities - 0.8%
    93,221                  Ormat Funding Corp., 8.25%, 12/30/20                                         $    91,823
    40,780     7.00         Tenaska Alabama Partners LP, 7.0%, 6/30/21 (144A)                                 38,528
                                                                                                         -----------
                                                                                                         $   130,351
                                                                                                         -----------
                            Total Utilities                                                              $   130,351
                                                                                                         -----------
                            TOTAL ASSET BACKED SECURITIES
                            (Cost $668,740)                                                              $   629,934
                                                                                                         -----------
                            COLLATERALIZED MORTGAGE OBLIGATIONS - 1.9%
                            Materials - 0.3%
                            Forest Products - 0.3%
    65,000                  T-STAR 2006-1 F, 7.5296%, 10/15/36 (144A)                                    $    50,700
                                                                                                         -----------
                            Total Materials                                                              $    50,700
                                                                                                         -----------
                            Banks - 0.7%
                            Thrifts & Mortgage Finance - 0.7%
    25,757     2.85         DSLA 2005-AR6 2A1C, Floating Rate Note, 10/19/45                             $    14,848
    51,514     2.90         DSLA 2005-AR6 2A1C, Floating Rate Note, 10/19/45                                  26,787
    79,578     2.74         Luminent Mortgage Trust, Floating Rate Note, 7/25/36                              31,344
    50,513     2.71         WAMU Mortgage Pass-Through Certificate, Floating Rate Note, 4/25/45               39,691
                                                                                                         -----------
                                                                                                         $   112,670
                                                                                                         -----------
                            Total Banks                                                                  $   112,670
                                                                                                         -----------
                            Diversified Financials - 0.1%
                            Other Diversified Finance Services - 0.1%
    25,834     2.83         Countrywide Home Loans, Floating Rate Note, 3/25/35                          $    18,255
                                                                                                         -----------
                            Total Diversified Financials                                                 $    18,255
                                                                                                         -----------
                            Telecommunication Services - 0.8%
                            Integrated Telecommunication Services - 0.8%
   100,000                  Global Tower Partners Acquisition Partners, 7.87% 5/15/37                    $    86,378
    40,000                  SBA CMBS Trust, 7.825%, 11/15/36                                                  36,214
                                                                                                         -----------
                                                                                                         $   122,592
                                                                                                         -----------
                            Total Telecommunication Services                                             $   122,592
                                                                                                         -----------
                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                            (Cost $343,901)                                                              $   304,217
                                                                                                         -----------


   The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

   Principal        Floating
  Amount ($)        Rate (c)                                                                                     Value
                                      CORPORATE BONDS - 85.0%
                                      Energy - 12.7%
                                      Coal & Consumable Fuels - 1.3%
     125,000                          Massey Energy Co., 6.875%, 12/15/13                                  $   121,875
EURO  65,000                          New World Resources BV, 7.375%, 5/15/15 (144A)                            95,100
                                                                                                           -----------
                                                                                                           $   216,975
                                                                                                           -----------
                                      Oil & Gas Drilling - 1.1%
      89,201                          DDI Holding AS, 9.3%, 1/19/12 (144A)                                 $    88,755
     100,000                          Norse Energy ASA, 6.5%, 7/14/11 (144A)                                    82,000
                                                                                                           -----------
                                                                                                           $   170,755
                                                                                                           -----------
                                      Oil & Gas Equipment And Services - 1.2%
      25,000                          Bristow Group, Inc., 7.5%, 9/15/17                                   $    25,063
      75,000                          Complete Production Service, Inc., 8.0%, 12/15/16                         74,906
 NOK 500,000           11.65          Sevan Drilling, Floating Rate Note, 12/7/12                               97,259
                                                                                                           -----------
                                                                                                           $   197,228
                                                                                                           -----------
                                      Oil & Gas Exploration & Production - 4.7%
      10,000                          Baytex Energy, Ltd., 9.625%, 7/15/10                                 $    10,200
     100,000                          Biofuel Energy Corp., 19.0%, 6/7/12                                       83,000
      35,000                          Harvest Operations Corp., 7.875%, 10/15/11                                33,250
      50,000                          Hilcorp Energy Co., 7.75%,11/1/15 (144A)                                  48,000
      50,000                          Mariner Energy, Inc., 7.5%, 4/15/13 (144A)                                48,500
NOK  500,000                          PA Resources AB, 8.75% 3/10/10                                            92,347
     100,000                          Parallel Petroleum Corp., 10.25%, 8/1/14                                 100,250
NOK  500,000                          Petromena AS, 9.75%, 5/24/12 (144A)                                       96,277
      65,000                          Plains E&P Co., 7.625%, 6/1/18                                            65,000
      60,000                          Quicksilver Resources, Inc., 7.125%, 4/1/16                               55,875
      60,000                          Range Resources Corp., 7.5%, 5/15/16                                      59,775
      80,000                          Sandridge Energy, Inc., 8.0% 6/1/18                                       80,400
                                                                                                           -----------
                                                                                                           $   772,874
                                                                                                           -----------
                                      Oil & Gas Refining & Marketing - 1.9%
     110,000                          Aventine Renewable Energy, Inc., 10.0%, 4/1/17                       $    68,200
     205,000                          Petroplus Finance, Ltd., 6.75%, 5/01/14 (144A)                           185,525
     100,000                          Verasun Energy Corp., 9.375%, 6/1/17                                      51,500
                                                                                                           -----------
                                                                                                           $   305,225
                                                                                                           -----------
                                      Oil & Gas Storage & Transportation - 2.5%
     100,000                          Blt Finance BV, 7.5%, 5/15/14 (144A)                                 $    65,250
      70,000                          Copano Energy LLC, 8.125%, 3/1/16                                         70,350
      60,000                          Enterprise Products Partners LP, Floating Rate Note, 8/1/66               59,983
      60,000            7.00          Teppco Partners LP, Floating Rate Note, 6/1/67                            51,986
     200,000                          Transport De Gas Del Sur SA, 7.875%, 5/14/17 (144A)                      154,000
                                                                                                           -----------
                                                                                                           $   401,569
                                                                                                           -----------
                                      Total Energy                                                         $ 2,064,626
                                                                                                           -----------
                                      Materials - 11.6%
                                      Aluminum - 2.1%
     100,000                          Aleris International, Inc., 9.0%, 12/15/14                           $    79,625
     100,000                          CII Carbon LLC, 11.125%, 11/15/15                                         98,500
      61,000                          Indalex Holding Corp., 11.5%, 2/1/14                                      35,838
     100,000            6.83          Noranda Aluminum Acquisition Corp., Floating Rate Note, 5/15/15           86,250
      50,000            8.58          Noranda Aluminum Holding Corp., Floating Rate Note, 11/15/14              41,000
                                                                                                           -----------
                                                                                                           $   341,213
                                                                                                           -----------


8   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Principal     Floating
   Amount ($)     Rate (c)                                                                                 Value
                                        Commodity Chemicals - 1.4%
       49,000                           Georgia Gulf Corp., 10.75%, 10/15/16                         $    30,625
      100,000                           Georgia Gulf Corp., 9.5%, 10/15/14 (b)                            74,750
      100,000                           Hexion US Finland/Nova Scotia, 9.75%, 11/15/14                    90,500
       40,000         5.95              Nova Chemicals Corp., Floating Rate Note, 11/15/13                34,000
                                                                                                     -----------
                                                                                                     $   229,875
                                                                                                     -----------
                                        Construction Materials - 0.5%
       20,000                           AGY Holding Corp., 11.0%, 11/15/14 (144A)                    $    18,650
       70,000                           U.S. Concrete, Inc., 8.375%, 4/1/14                               62,125
                                                                                                     -----------
                                                                                                     $    80,775
                                                                                                     -----------
                                        Diversified Chemical - 1.3%
      100,000                           Basell Finance Co., 8.1%, 3/15/27 (144A)                     $    60,000
EURO  100,000                           Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)                 101,975
E      50,000                           Nell AF Sarl, 8.375%, 8/15/15 (144A)                              50,987
                                                                                                     -----------
                                                                                                     $   212,962
                                                                                                     -----------
                                        Diversified Metals & Mining - 0.6%
       10,000                           American Rock Salt Co., LLC, 9.5%, 3/15/14                   $    10,500
       25,000                           Freeport-McMoran Copper & Gold, Inc., 8.375%, 4/1/17              26,375
       65,000         9.68              Pna Intermed Holding Corp., Floating Rate Note, 2/15/13           65,000
                                                                                                     -----------
                                                                                                     $   101,875
                                                                                                     -----------
                                        Forest Products - 0.4%
       30,000                           Ainsworth Lumber Co., Ltd., 6.75%, 3/15/14 (b)               $    13,800
       30,000                           Mandra Forestry Finance, Ltd., 12.0%, 5/15/13 (144A)              27,900
       25,000                           Sino Forest Corp., 9.125%, 8/17/11                                25,500
                                                                                                     -----------
                                                                                                     $    67,200
                                                                                                     -----------
                                        Metal & Glass Containers - 0.4%
EURO   50,000                           Consol Glass, Ltd., 7.625%, 4/15/14 (144A)                   $    59,846
                                                                                                     -----------
                                        Paper Packaging - 3.4%
      185,000                           AEP Industries, Inc., 7.875%, 3/15/13                        $   172,975
      160,000                           Exopack Holding Corp., 11.25%, 2/1/14                            148,400
       65,000                           Graham Packaging Co., 9.875%, 10/15/14                            57,525
      100,000                           Graphic Packaging Co., 9.5%, 8/15/13                              95,500
      100,000                           Pioneer Natural Resource Co., 10.0%, 6/1/13                       73,000
                                                                                                     -----------
                                                                                                     $   547,400
                                                                                                     -----------
                                        Specialty Chemicals - 0.2%
       50,000                           Chemtura Corp., 6.875%, 6/1/16                               $    43,250
                                                                                                     -----------
                                        Steel - 1.2%
       75,000                           Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)             $    71,250
EURO  100,000                           Bulgaria Steel Finance BV, 12.0%, 5/4/13                         103,156
       25,000                           Ryerson, Inc., 12.0%, 11/1/15 (144A)                              24,813
                                                                                                     -----------
                                                                                                     $   199,219
                                                                                                     -----------
                                        Total Materials                                              $ 1,883,615
                                                                                                     -----------
                                        Capital Goods - 5.3%
                                        Construction & Engineering - 0.4%
       30,000                           CIA Latino Americano, 9.75%, 5/10/12                         $    24,900
       45,000                           Dycom Industries, Inc., 8.125%, 10/15/15                          43,200
                                                                                                     -----------
                                                                                                     $    68,100
                                                                                                     -----------


   The accompanying notes are an integral part of these financial statements.  9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

    Principal     Floating
   Amount ($)     Rate (c)                                                                                            Value
                                       Construction & Farm Machinery & Heavy Trucks - 1.7%
      120,000                          Accuride Corp., 8.5%, 2/1/15 (b)                                         $    88,200
       15,000                          Greenbrier Co., Inc., 8.375%, 5/15/15                                         14,288
       70,000                          Stanadyne Corp., 10.0%, 8/15/14                                               67,900
      105,000                          Titan Wheel International, Inc., 8.0%, 1/15/12                               102,900
                                                                                                                -----------
                                                                                                                $   273,288
                                                                                                                -----------
                                       Electrical Component & Equipment - 1.0%
      175,000                          Caiua Serv Electricidad SA, 11.125%, 4/2/49 (144A)                       $   168,000
                                                                                                                -----------
                                       Heavy Electrical Equipment - 0.9%
      145,000                          Altra Industrial Motion, Inc., 9.0%, 12/1/11                             $   147,900
                                                                                                                -----------
                                       Industrial Conglomerates - 0.3%
       75,000                          Industrias Unidas SA, 11.5%, 11/15/16 (144A)                             $    48,750
                                                                                                                -----------
                                       Industrial Machinery - 0.8%
      150,000                          Mueller Water Products, Inc., 7.375%, 6/1/17                             $   128,250
                                                                                                                -----------
                                       Trading Companies & Distributors - 0.1%
       25,000                          Glencore Funding LLC, 6.0%, 4/15/14 (144A)                               $    23,881
                                                                                                                -----------
                                       Total Capital Goods                                                      $   858,169
                                                                                                                -----------
                                       Commercial Services & Supplies - 1.6%
                                       Diversified Commercial Services - 1.5%
      200,000                          NCO Group, Inc., 11.875%, 11/15/14                                       $   164,000
       70,000         7.55             NCO Group, Inc., Floating Rate Note, 11/15/13                                 56,175
       30,000                          Park-Ohio Industries, Inc., 8.375%, 11/15/14                                  24,000
                                                                                                                -----------
                                                                                                                $   244,175
                                                                                                                -----------
                                       Environmental & Facilities Services - 0.1%
       13,000                          Clean Harbors, Inc., 11.25%, 7/15/12 (144A)                              $    13,764
                                                                                                                -----------
                                       Total Commercial Services & Supplies                                     $   257,939
                                                                                                                -----------
                                       Transportation - 1.4%
                                       Air Freight & Couriers - 0.7%
      110,000                          Ceva Group Plc, 10.0%, 9/1/14 (144A)                                     $   113,025
                                                                                                                -----------
                                       Railroads - 0.3%
       45,000                          TFM SA De CV, 9.375%, 5/1/12                                             $    46,800
                                                                                                                -----------
                                       Trucking - 0.4%
       55,000                          Allison Transmission, Inc., 11.0%, 11/1/15 (144A) (b)                    $    49,225
       25,000                          Allison Transmission, Inc., 11.25%, 11/1/15 (144A)                            21,625
                                                                                                                -----------
                                                                                                                $    70,850
                                                                                                                -----------
                                       Total Transportation                                                     $   230,675
                                                                                                                -----------
                                       Automobiles & Components - 1.5%
                                       Auto Parts & Equipment - 1.5%
       70,000                          Cooper Standard Automotive, Inc., 7.0%, 12/15/12                         $    58,450
       70,000                          Cooper Standard Automotive, Inc., 8.375%, 12/15/14                            51,450
      175,000                          Lear Corp., 8.75%, 12/1/16                                                   136,500
                                                                                                                -----------
                                                                                                                $   246,400
                                                                                                                -----------
                                       Total Automobiles & Components                                           $   246,400
                                                                                                                -----------
                                       Consumer Durables & Apparel - 2.5%
                                       Footwear - 0.2%
EURO   50,000        10.46             EDCON Holdings Properties, Ltd., Floating Rate Note, 6/15/15 (144A)      $    39,766
                                                                                                                -----------


10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal   Floating
Amount ($)   Rate (c)                                                                                Value
                            Homebuilding - 1.3%
   110,000                  C10 Capital SPV Ltd., Floating Rate Note, 12/31/49                 $   101,010
   105,000                  Desarrollos Metropolitan LLC, 10.875%, 5/9/17 (144A)                    64,439
    60,000                  Meritage Homes Corp., 6.25%, 3/15/15                                    48,000
                                                                                               -----------
                                                                                               $   213,449
                                                                                               -----------
                            Housewares & Specialties - 0.9%
   100,000                  Yankee Acquisition Corp., 8.5%, 2/15/15 (b)                        $    78,000
   100,000                  Yankee Acquisition Corp., 9.75%, 2/15/17                                72,000
                                                                                               -----------
                                                                                               $   150,000
                                                                                               -----------
                            Total Consumer Durables & Apparel                                  $   403,215
                                                                                               -----------
                            Consumer Services - 3.3%
                            Casinos & Gaming - 3.1%
   150,000                  Codere Finance SA, 8.25%, 6/15/15 (144A)                           $   200,800
   100,000                  Fontainebleau Las Vegas, 10.25%, 6/15/15 (144A)                         65,000
    65,000                  Little Traverse Bay Odawa Indians, 10.25%, 2/15/14 (144A)               60,775
    50,000       8.25       Lottomatica Spa Variable Rate, 3/31/66 (144A)                           71,335
   120,000                  Mashantucket Pequot Tribe, 8.5%, 11/15/15 (144A)                       105,900
                                                                                               -----------
                                                                                               $   503,810
                                                                                               -----------
                            Leisure Facilities - 0.2%
    30,000                  Firekeepers Development Authority, 13.875%, 5/1/15 (144A)          $    29,325
                                                                                               -----------
                            Total Consumer Services                                            $   533,135
                                                                                               -----------
                            Media - 2.7%
                            Broadcasting & Cable Television - 2.1%
    50,000                  CCH II LLC/CCH II Capita, 10.25%, 9/15/10                          $    48,250
   135,000                  Echostar DBS Corp., 7.75%, 5/31/15                                     131,288
    75,000                  Kabel Deutschland GMBH Co., 10.625%, 7/1/14                             76,688
   120,000                  Univision Communications, Inc., 9.75%, 3/15/15 PIK (144A) (b)           88,200
                                                                                               -----------
                                                                                               $   344,426
                                                                                               -----------
                            Publishing - 0.6%
   100,685                  AAC Group Holding Corp., 12.75%, 10/1/12 (PIK)                     $    92,630
                                                                                               -----------
                            Total Media                                                        $   437,056
                                                                                               -----------
                            Retailing - 1.5%
                            Distributors - 0.3%
    60,000                  Intcomex, Inc., 11.75%, 1/15/11                                    $    53,700
                                                                                               -----------
                            General Merchandise Stores - 0.4%
    75,000                  Central Garden & Pet Co., 9.125%, 2/1/13 (b)                       $    65,250
                                                                                               -----------
                            Home Improvement Retail - 0.2%
    35,000                  Kar Holdings, Inc., 10.0%, 5/1/15 (144A)                           $    29,400
                                                                                               -----------
                            Specialty Stores - 0.6%
   100,000                  Sally Holdings LLC, 10.5%, 11/15/16 (b)                            $    95,250
                                                                                               -----------
                            Total Retailing                                                    $   243,600
                                                                                               -----------
                            Food & Drug Retailing - 0.6%
                            Food Distributors - 0.6%
   100,000                  Arantes International, Ltd., 10.25%, 6/19/13                       $    95,000
                                                                                               -----------
                            Total Food & Drug Retailing                                        $    95,000
                                                                                               -----------

  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

   Principal  Floating
  Amount ($)   Rate (c)                                                                                   Value
                               Food, Beverage & Tobacco - 1.7%
                               Distillers & Vintners - 0.4%
EURO   7,108                   Belvedere Vodka, 0.0%, 4/11/14                                       $     7,857
EURO  46,200                   Belvedere Vodka, 7.692%, 4/11/14                                          53,479
                                                                                                    -----------
                                                                                                    $    61,336
                                                                                                    -----------
                               Packaged Foods & Meats - 0.6%
      30,000                   Bertin, Ltd., 10.25%, 10/5/16 (144A)                                 $    30,900
      75,000                   Marfrig Overseas, Ltd., 9.625%, 11/16/16 (144A)                           72,000
                                                                                                    -----------
                                                                                                    $   102,900
                                                                                                    -----------
                               Tobacco - 0.7%
     125,000                   Alliance One International, Inc., 8.5%, 5/15/12                      $   117,500
                                                                                                    -----------
                               Total Food, Beverage & Tobacco                                       $   281,736
                                                                                                    -----------
                               Health Care Equipment & Services - 4.6%
                               Health Care Equipment - 1.2%
      50,000                   Accellent, Inc., 10.5%, 12/1/13                                      $    45,750
      85,000                   Angiotech Pharmaceutical, Inc., 7.75%, 4/1/14                             62,900
      50,000                   Dasa Finance Corp., 8.75%, 5/29/18 (144A)                                 50,313
      50,000                   Universal Hospital Services, Inc., 8.5%, 6/1/15                           50,000
                                                                                                    -----------
                                                                                                    $   208,963
                                                                                                    -----------
                               Health Care Facilities - 1.6%
      35,000                   Hanger Orthopedic Group., 10.25%, 6/1/14                             $    35,963
      50,000                   HCA, Inc., 9.625%, 11/15/16                                               51,500
     200,000                   Surgical Care Affiliates, Inc., 8.875%, 7/15/15 (144A) PIK               175,000
                                                                                                    -----------
                                                                                                    $   262,463
                                                                                                    -----------
                               Health Care Supplies - 1.2%
     110,000                   LVB Acquisition Merger, 10.375%, 10/15/17                            $   116,600
      20,000      10.21        Medical Services Co., Floating Rate Note, 10/15/11                        18,450
EURO  50,000                   PTS Acquisition Corp., 9.75%, 4/15/17                                     54,334
                                                                                                    -----------
                                                                                                    $   189,384
                                                                                                    -----------
                               Managed Health Care - 0.5%
      90,000                   Multiplan, Inc., 10.375%, 4/15/16 (144A)                             $    88,200
                                                                                                    -----------
                               Total Health Care Equipment & Services                               $   749,010
                                                                                                    -----------
                               Pharmaceuticals & Biotechnology - 1.6%
                               Pharmaceuticals - 1.6%
     100,000                   AMR Holdco/Emcar Holdco, Inc., 10.0%, 2/15/15                        $   106,000
      75,000                   Phibro Animal Health Corp., 10.0%, 8/1/13 (144A)                          75,750
      70,000                   Phibro Animal Health Corp., 13.0%, 8/1/14 (144A)                          70,000
                                                                                                    -----------
                                                                                                    $   251,750
                                                                                                    -----------
                               Total Pharmaceuticals & Biotechnology                                $   251,750
                                                                                                    -----------
                               Banks - 5.9%
                               Diversified Banks - 5.9%
     150,000                   ALB Finance BV, 9.375%, 12/31/49                                     $    94,382
     250,000       4.78        Alfa Div Payment Rights Fin, Floating Rate Note, 3/15/12 (144A)          230,120
      75,000                   ATF Bank JSC, 9.25%, 4/12/12 (144A)                                       77,066
     100,000                   Banco Macro SA, 8.5%, 2/1/17                                              81,250
     100,000                   Centercredit International BV, 8.625%, 1/30/14 (144A)                     92,000
      50,000                   Sibacademfinance Plc, 7.0%, 5/21/10                                       73,430
      50,000                   Sibacademfinance Plc, 9.0%, 5/12/09 (144A)                                50,375
     100,000                   TNK-BP Finance SA, 6.625%, 3/20/17 (144A)                                 88,500


12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal     Floating
Amount ($)     Rate (c)                                                                          Value
                            Banks - (continued)
   100,000                  TNK-BP Finance SA, 7.875%, 3/13/18 (144A)                      $    96,250
    80,000                  Turanalem Finance BV, 8.5%, 2/10/15 (144A)                          68,800
                                                                                           -----------
                                                                                           $   952,173
                                                                                           -----------
                            Total Banks                                                    $   952,173
                                                                                           -----------
                            Diversified Financials - 3.3%
                            Consumer Finance - 1.7%
   100,000                  Ace Cash Express, Inc., 10.25%, 10/1/14 (144A)                 $    75,000
   100,000                  Hipotecaria Su Casita SA, 8.5%, 10//4/16 (144A)                     96,500
   120,000                  Industrias Metalurgicas Pescar, 11.25% 10/22/14                    108,000
                                                                                           -----------
                                                                                           $   279,500
                                                                                           -----------
                            Investment Banking & Brokerage - 0.5%
    50,000                  Egidaco Investments, Ltd., 18.0%, 6/24/11                      $    78,351
                                                                                           -----------
                            Multi-Sector Holding - 0.8%
   125,000                  Leucadia National Corp., 8.125%, 9/15/15                       $   125,625
                                                                                           -----------
                            Diversified Financial Services - 0.3%
    55,000                  Independencia International, Ltd., 9.875%, 5/15/15 (144A)      $    52,388
                                                                                           -----------
                            Total Diversified Financials                                   $   535,864
                                                                                           -----------
                            Insurance - 3.0%
                            Insurance Brokers - 0.8%
   150,000                  Hub International Holdings, Ltd., 10.25%, 6/15/15 (144A)       $   123,000
    25,000                  Usi Holdings Corp., 9.75%, 5/15/15 (144A)                           21,500
                                                                                           -----------
                                                                                           $   144,500
                                                                                           -----------
                            Life & Health Insurance - 0.8%
   135,000                  Presidential Life Corp., 7.875%, 2/15/09                       $   134,663
                                                                                           -----------
                            Multi-Line Insurance - 1.3%
   100,000         7.00     Liberty Mutual Group, 7.0%, 3/15/37 (144A)                     $    84,236
    65,000        10.75     Liberty Mutual Group, Floating Rate Note, 6/15/58 (144A)            62,238
    61,981                  Sul America Participacoe, 8.625%, 2/15/12 (144A)                    63,686
                                                                                           -----------
                                                                                           $   210,160
                                                                                           -----------
                            Total Insurance                                                $   489,323
                                                                                           -----------
                            Real Estate - 2.9%
                            Real Estate Management & Development - 2.0%
    70,000                  Alto Palermo SA, 7.875%, 5/11/17 (144A)                        $    49,000
   135,000        10.85     Alto Palermo SA, Floating Rate Note, 6/11/12 (144A)                101,925
   100,000                  Greentown China Holdings, Ltd., 9.0%, 11/8/13 (144A)                69,625
    90,000                  Inversiones Y Representa, 8.5%, 2/2/17 (144A)                       66,600
   100,000                  Neo-China Group Holdings, Ltd., 9.75%, 7/23/14                      40,000
                                                                                           -----------
                                                                                           $   327,150
                                                                                           -----------
                            Real Estate Investment Trust - 0.9%
   140,000                  Trustreet Properties, Inc., 7.5%, 4/1/15                       $   149,270
                                                                                           -----------
                            Total Real Estate                                              $   476,420
                                                                                           -----------
                            Software & Services - 2.8%
                            Application Software - 0.2%
    50,000                  Open Solutions, Inc., 9.75%, 2/15/15 (144A)                    $    40,750
                                                                                           -----------
                            Data Processing & Outsourced Services - 1.5%
   280,000                  First Data Corp., 9.875%, 9/24/15 (144A)                       $   243,600
                                                                                           -----------


  The accompanying notes are an integral part of these financial statements.  13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

 Principal     Floating
Amount ($)     Rate (c)                                                                            Value
                            IT Consulting & Other Services - 0.6%
       120                  Msx International, Inc., 12.5%, 4/1/12 (144A)                    $    92,400
                                                                                             -----------
                            Systems Software - 0.5%
    95,000                  Vangent, Inc., 9.625%, 2/15/15                                   $    82,650
                                                                                             -----------
                            Total Software & Services                                        $   459,400
                                                                                             -----------
                            Technology Hardware & Equipment - 1.3%
                            Communications Equipment - 0.4%
    85,000                  Mastec, Inc., 7.625%, 2/1/17                                     $    72,250
                                                                                             -----------
                            Computer Hardware - 0.3%
    55,000                  Activant Solutions, Inc., 9.5%, 5/1/16                           $    43,450
                                                                                             -----------
                            Technology Distributors - 0.6%
   100,000                  Da-Lite Screen Co., Inc., 9.5%, 5/15/11                          $    96,000
                                                                                             -----------
                            Total Technology Hardware & Equipment                            $   211,700
                                                                                             -----------
                            Semiconductors - 0.6%
    25,000                  Freescale Semiconductor, Inc., 8.875%, 12/15/14                  $    20,313
    50,000                  Freescale Semiconductor, Inc., 9.125%, 12/15/14 PIK                   38,875
    55,000         6.65     Freescale Semiconductor, Inc., Floating Rate Note, 12/15/14           43,450
                                                                                             -----------
                                                                                             $   102,638
                                                                                             -----------
                            Total Semiconductor                                              $   102,638
                                                                                             -----------
                            Telecommunication Services - 7.9%
                            Integrated Telecommunication Services - 2.6%
   150,000                  Intelsat Holding Co., Ltd., 8.5%, 1/15/13 (144A)                 $   146,250
   100,000                  Paetec Holdings Corp., 9.5%, 7/15/15                                  92,250
   200,000                  PGS Solutions, Inc., 9.872%, 2/15/17 (144A)                          182,750
                                                                                             -----------
                                                                                             $   421,250
                                                                                             -----------
                            Wireless Telecommunication Services - 5.3%
   130,000                  Broadview Networks Holdings, Inc., 11.375%, 9/1/12               $   116,675
   115,000                  Cell C Pty, Ltd., 11.0%, 7/1/15 (144A) (b)                           117,875
    80,000                  Cricket Communications, Inc., 9.375%, 11/1/14                         77,000
   100,000                  Digicel, Ltd., 9.25%, 9/1/12 (144A)                                  102,875
   110,000                  Hughes Network System LLC, 9.5%, 4/15/14                             111,238
    50,000                  Mobile Telesystems Finance SA, 8.0%, 1/28/12 (b)                      50,563
   220,000                  True Move Co., Ltd., 10.75%, 12/16/13 (144A)                         191,665
   100,000                  Vip Fin, 9.125%, 4/30/18 (144A) (b)                                   98,375
                                                                                             -----------
                                                                                             $   866,266
                                                                                             -----------
                            Total Telecommunication Services                                 $ 1,287,516
                                                                                             -----------
                            Utilities - 4.6%
                            Electric Utilities - 1.4%
    90,000                  CIA Transporte Energia, 8.875%, 12/15/16 (144A)                  $    61,875
   100,000                  Intergen NV, 9.0%, 6/30/17                                           103,500
    60,000                  Mirant JPSCO Finance, Ltd., 11.0%, 7/6/16 (144A)                      63,300
                                                                                             -----------
                                                                                             $   228,675
                                                                                             -----------
                            Gas Utilities - 0.7%
   145,000         7.20     Southern Union Co., 7.2%, 11/1/66                                $   117,005
                                                                                             -----------
                            Independent Power Producer & Energy Traders - 1.0%
   170,000                  TXU Energy Co., 10.25%, 11/1/15                                  $   166,600
                                                                                             -----------


14   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Principal           Floating
    Amount ($)           Rate (c)                                                                                       Value
                                         Multi-Utilities - 1.4%
       100,000                           NSG Holdings LLC, 7.75%, 12/15/25 (144A)                                 $    98,500
       125,000               1.33        Power Contract Financing LLC, 8.85%, 2/5/10 (144A)                           108,125
        20,000                           Public Service of New Mexico, 9.25%, 5/15/15                                  20,650
                                                                                                                  -----------
                                                                                                                  $   227,275
                                                                                                                  -----------
                                         Total Utilities                                                          $   739,555
                                                                                                                  -----------
                                         TOTAL CORPORATE BONDS
                                         (Cost $15,487,712)                                                       $13,790,515
                                                                                                                  -----------
                                         FOREIGN GOVERNMENT BONDS - 1.4%
                                         Government - 1.4%
                                         Government - 1.4%
ITL 35,000,000                           Banco Nac De Desen Econo, 8.0%, 4/28/10                                  $    29,296
BRL    250,000                           Republic of Brazil, 12.5%, 1/5/22                                            155,829
COP 70,000,000                           Republic of Columbia, 11.75%, 3/1/10                                          36,344
                                                                                                                  -----------
                                                                                                                  $   221,469
                                                                                                                  -----------
                                         TOTAL FOREIGN GOVERNMENT BONDS
                                         (Cost $105,242)                                                          $   221,469
                                                                                                                  -----------
                                         MUNICIPAL BONDS - 0.4%
                                         Government - 0.4%
                                         Muni Utilities - 0.4%
        50,000              10.34        San Antonio Texas Electric & Gas, Floating Rate Note, 2/1/19 (144A)      $    63,054
                                                                                                                  -----------
                                         TOTAL MUNICIPAL BONDS
                                         (Cost $64,186)                                                           $    63,054
                                                                                                                  -----------
                                         SENIOR FLOATING RATE LOAN INTERESTS - 4.4%**
                                         Energy - 0.6%
                                         Oil & Gas Exploration & Production - 0.6%
        99,110               6.73        Concho Resources LLC, Term Loan, 3/27/12                                 $    99,110
                                                                                                                  -----------
                                         Total Energy                                                             $    99,110
                                                                                                                  -----------
                                         Materials - 0.5%
                                         Steel - 0.5%
        99,000               7.49        Niagara Corp., Term Loan, 6/29/14                                        $    88,110
                                                                                                                  -----------
                                         Total Materials                                                          $    88,110
                                                                                                                  -----------
                                         Capital Goods - 0.4%
                                         Aerospace & Defense - 0.4%
        74,812               5.94        Aeroflex, Inc., Tranche B-1 Term Loan, 8/15/14                           $    70,884
                                                                                                                  -----------
                                         Total Capital Goods                                                      $    70,884
                                                                                                                  -----------
                                         Consumer Durables & Apparel - 0.3%
                                         Homebuilding - 0.3%
       250,000               10.5        LandSource, Inc., Facility Loan, 2/22/14                                 $    46,875
                                                                                                                  -----------
                                         Total Consumer Durables & Apparel                                        $    46,875
                                                                                                                  -----------
                                         Health Care Equipment & Services - 0.5%
                                         Health Care Supplies - 0.5%
        99,748               5.05        Cardinal Health, Inc., Dollar Term Loan, 4/10/14                         $    89,212
                                                                                                                  -----------
                                         Total Health Care Equipment & Services                                   $    89,212
                                                                                                                  -----------


  The accompanying notes are an integral part of these financial statements.  15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

 Principal     Floating
Amount ($)     Rate (c)                                                                    Value
                            Technology Hardware & Equipment - 1.4%
                            Electronic Equipment & Instruments - 1.4%
   203,750         5.63     Huawei-3Com Co., Ltd., Tranche B Term Loan, 9/28/12      $   176,244
    49,625         6.64     Scitor Corp., Term Loan, 9/28/14                              48,633
                                                                                     -----------
                                                                                     $   224,877
                                                                                     -----------
                            Total Technology Hardware & Equipment                    $   224,877
                                                                                     -----------
                            Telecommunication Services - 0.6%
                            Integrated Telecommunication Services - 0.6%
    91,896         5.84     Telesat Canada, U.S. Term I Loan, 10/24/14               $    88,701
     5,347         4.45     Telesat Canada, U.S. Term II Loan, 10/24/14                    5,161
                                                                                     -----------
                                                                                     $    93,862
                                                                                     -----------
                            Total Telecommunication Services                         $    93,862
                                                                                     -----------
                            TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                            (Cost $949,693)                                          $   712,930
                                                                                     -----------
    Shares
                            RIGHTS/WARRANTS - 0.5%
                            Energy - 0.4%
                            Oil & Gas Drilling - 0.4%
   100,000                  Norse Energy Corp. ASA*                                  $    71,716
                                                                                     -----------
                            Oil & Gas Exploration & Production - 0.1%
     4,706                  Biofuel Energy ASA*                                      $        --
                                                                                     -----------
                            Total Energy                                             $    71,716
                                                                                     -----------
                            Materials - 0.0%
                            Forest Products - 0.0%
         5                  Mandra Forestry-CW13, Warrants Expire 5/15/13*           $       650
                                                                                     -----------
                            Total Materials                                          $       650
                                                                                     -----------
                            Real Estate - 0.0%
                            Real Estate Management & Development - 0.0%
    70,000                  Neo-China Group Holdings, Ltd., Warrant -CW-12*          $     2,693
                                                                                     -----------
                            Total Real Estate                                        $     2,693
                                                                                     -----------
                            (Cost $2,262)                                            $    75,059
                                                                                     -----------

 Principal
Amount ($)
                            TEMPORARY CASH INVESTMENTS - 5.6%
                            Securities Lending Collateral - 5.6% (d)
                            Certificates of Deposit:
    18,648                  American Express, 2.72%, 8/8/08                          $    18,648
    13,958                  Bank of America, 2.88%, 8/11/08                               13,958
    13,958                  Citibank, 2.85%, 7/29/08                                      13,958
     5,026                  Banco Santander NY, 2.8%, 10/7/08                              5,026
    13,972                  Banco Santander NY, 3.09%, 12/22/08                           13,972
    13,953                  Bank of Nova Scotia, 3.18%, 5/5/09                            13,953
     6,979                  Bank of Scotland NY, 2.73%, 7/11/08                            6,979
     6,979                  Bank of Scotland NY, 2.72%, 8/15/08                            6,979
     5,019                  Bank of Scotland NY, 2.89%, 11/4/08                            5,019
     6,974                  Bank of Scotland NY, 3.03%, 9/26/08                            6,974
    25,124                  Barclay's Bank, 3.18%, 5/27/09                                25,124
    20,937                  Bank Bovespa NY, 2.705%, 8/8/08                               20,937
    13,958                  BNP Paribas NY, 2.88%, 7/23/08                                13,958
     8,375                  Calyon NY, 2.85%, 8/25/08                                      8,375


16  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal   Floating
  Amount ($)   Rate (c)                                                                  Value
                            Securities Lending Collateral - (continued)
    11,724                  Calyon NY, 2.64%, 9/29/08                              $    11,724
     4,427                  Calyon NY, 2.69%, 1/16/09                                    4,427
    11,585                  Commonwealth Bank of Australia NY, 2.63%, 7/11/08           11,585
    11,724                  Deutsche Bank Financial, 2.72%, 7/30/08                     11,724
     5,584                  Deutsche Bank Financial, 2.72%, 8/4/08                       5,584
    11,445                  Dexia Bank NY, 2.69%, 8/7/08                                11,445
     2,791                  Dexia Bank NY, 2.65%, 8/12/08                                2,791
    10,343                  Dexia Bank NY, 3.37%, 9/29/08                               10,343
    25,124                  DNB NOR Bank ASA NY, 2.9%, 6/8/09                           25,124
     1,199                  Fortis, 3.11%, 9/30/08                                       1,199
    25,571                  Intesa SanPaolo S.p.A., 2.72%, 5/22/09                      25,571
    12,171                  Lloyds Bank, 2.61%, 7/11/08                                 12,171
     6,979                  Lloyds Bank, 2.61%, 8/18/08                                  6,979
     9,491                  Natixis, 2.83%, 8/4/08                                       9,491
    13,958                  NORDEA NY, 2.81%, 8/29/08                                   13,958
     1,613                  NORDEA NY, 2.72%, 4/9/09                                     1,613
     1,338                  NORDEA NY, 2.73%, 12/1/08                                    1,338
     2,233                  Rabobank Nederland NY, 2.37%, 8/29/08                        2,233
     6,979                  Royal Bank of Canada NY, 2.57%, 7/15/08                      6,979
    13,958                  Royal Bank of Canada NY, 2.6%, 9/5/08                       13,958
     8,375                  Bank of Scotland NY, 2.7%, 8/1/08                            8,375
     8,381                  Bank of Scotland NY, 2.96%, 11/3/08                          8,381
     5,388                  Skandinavian Enskilda Bank NY, 2.7%, 7/17/08                 5,388
     1,618                  Skandinavian Enskilda Bank NY, 3.18%, 9/22/08                1,618
     2,785                  Skandinavian Enskilda Bank NY, 3.06%, 2/13/09                2,785
     5,583                  Svenska Bank NY, 2.7%, 7/17/08                               5,583
    11,585                  Svenska Bank NY, 2.55%, 7/11/08                             11,585
    17,587                  Toronto Dominion Bank NY, 2.77%, 9/5/08                     17,587
     8,375                  Toronto Dominion Bank NY, 2.75%, 11/5/08                     8,375
     2,785                  Wachovia, 3.62%,10/28/08                                     2,785
                                                                                   -----------
                                                                                   $   436,559
                                                                                   -----------
                            Commercial Paper:
     4,290                  Bank of America, 2.7%, 8/26/08                         $     4,290
     5,567                  Bank of America, 2.6%, 8/11/08                               5,567
     4,184                  CBA, 2.7%, 7/11/08                                           4,184
    11,127                  CBA, 2.88%, 8/18/08                                         11,127
     2,790                  Deutsche Bank Financial, 2.72%, 7/9/08                       2,790
     2,787                  HSBC, 2.89% 7/21/08                                          2,787
    13,867                  HSBC, 2.88%, 9/29/08                                        13,867
    11,132                  ING Funding, 2.7%, 8/13/08                                  11,132
     4,184                  Natixis, 2.87%, 7/10/08                                      4,184
     4,180                  Natixis, 2.87%, 7/21/08                                      4,180
     3,440                  PARFIN, 3.18%, 8/1/08                                        3,440
     5,532                  Royal Bank of Scotland, 2.66%, 10/21/08                      5,532
     2,791                  Societe Generale, 2.98%, 7/2/08                              2,791
     6,963                  Societe Generale, 2.93%, 7/30/08                             6,963
     5,567                  Societe Generale, 3.18%, 8/5/08                              5,567
    11,124                  Societe Generale, 3.18%, 8/22/08                            11,124
     5,567                  SVSS NY, 3.18%, 8/11/08                                      5,567
     2,656                  Bank Bovespa NY, 2.79%, 3/12/09                              2,656
    12,559                  General Electric Capital Corp., 2.77%, 1/5/09               12,559


  The accompanying notes are an integral part of these financial statements.  17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

   Principal   Floating
  Amount ($)   Rate (c)                                                                 Value
                            Securities Lending Collateral - (continued)
    13,953                  General Electric Capital Corp., 2.82%, 3/16/09       $     13,953
     5,162                  IBM, 3.18%, 2/13/09                                         5,162
    13,958                  IBM, 3.18%, 6/26/09                                        13,958
    25,124                  Met Life Global Funding, 3.16%, 6/12/09                    25,124
    23,728                  WestPac, 3.18%, 6/1/09                                     23,728
                                                                                 ------------
                                                                                 $    202,232
                                                                                 ------------
                            Mutual Funds:
    16,747                  BlackRock Liquidity Money Market Fund, 3.18%         $     16,747
    21,783                  Dreyfus Preferred Money Market Fund, 3.18%                 21,783
                                                                                 ------------
                                                                                 $     38,530
                                                                                 ------------
                            Tri-party Repurchase Agreements:
    59,370                  Deutsche Bank, 2.5%, 7/1/08                          $     59,370
   167,493                  Lehman Brothers, 2.65%, 7/1/08                            167,493
                                                                                 ------------
                                                                                 $    226,863
                                                                                 ------------
                            Other:
     6,941                  ABS CFAT 2008-A A1, 3.005%, 4/27/09                  $      6,941
                                                                                 ------------
                                                                                 $    911,125
                                                                                 ------------
                            TOTAL TEMPORARY CASH INVESTMENTS
                            (Cost $911,125)                                      $    911,125
                                                                                 ------------
                            TOTAL INVESTMENT IN SECURITIES - 106.3%
                            (Cost $18,876,971) (a)                               $ 17,252,522
                                                                                 ------------
                            OTHER ASSETS AND LIABILITIES - (6.3)%                $ (1,026,408)
                                                                                 ------------
                            TOTAL NET ASSETS - 100.0%                            $ 16,226,114
                                                                                 ============

*       Non-income producing security.
PIK     Represents a pay in kind security.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2008, the value of these securities amounted to $6,728,546 or 41.5% of total net assets.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At June 30, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $18,881,893 was as follows:

        Aggregate gross unrealized gain for all investments in
        which there is an excess of value over tax cost                          $    237,793

        Aggregate gross unrealized loss for all investments in
        which there is an excess of tax cost over value                            (1,867,164)
                                                                                 ------------
        Net unrealized loss                                                      $ (1,629,371)
                                                                                 ============

(b)     At June 30, 2008, the following securities were out on loan:

       Principal
          Amount     Description                                                        Value
        $118,000     Accuride Corp., 8.5%, 2/1/15                                    $ 90,586
          29,000     Ainsworth Lumber Co., Ltd., 6.75%, 3/15/14                        14,059
          54,000     Allison Transmission, Inc., 11.0%, 11/1/15 (144A)                 48,538
         110,000     Cell C Pty, Ltd., 11.0%, 7/1/15 (144A)                           119,316
          74,000     Central Garden & Pet Co., 9.125%, 2/1/13                          67,175
          99,000     Georgia Gulf Corp., 9.5%, 10/15/14                                76,209
          30,000     Mobile Telesystems Finance SA, 8.0%, 1/28/12                      31,380
          99,000     Sally Holdings LLC, 10.5%, 11/15/16                               95,844
         110,000     Univision Communications, Inc., 9.75%, 3/15/15 PIK (144A)         83,703
          80,000     Vip Fin, 9.125%, 4/30/18 (144A)                                   81,026
          99,000     Yankee Acquisition Corp., 8.5%, 2/15/15                           80,376
                                                                                     --------
                     Total                                                           $788,212
                                                                                     ========

(c) Debt obligation with a variable interest rate. Rate shown is rate at period end.
(d)     Securities lending collateral is managed by Credit Suisse.


18   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2008 aggregated $3,221,203 and $2,490,183, respectively.

NOTE:   Principal amounts are denominated in U.S. Dollars unless otherwise denoted:
BRL     Brazilian Real
COP     Columbian Peso
EURO    Euro
ITL     Italian Lira
NOK     Norwegian Krone

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2008, in valuing the Portfolio's assets:

                                                  Investments       Other Financial
Valuation Inputs                                  in Securities       Instruments
-----------------------------------------------------------------------------------
Level 1 - Quoted Prices                           $         -                    -
Level 2 - Other Significant Observable Inputs      17,252,522             (216,755)
Level 3 - Significant Unobservable Inputs                   -                    -
                                                  -----------             -------
Total                                             $17,252,522             (216,755)
                                                  ===========             =======


  The accompanying notes are an integral part of these financial statements.  19

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       Six Months
                                                                          Ended                               3/18/05(a)
                                                                         6/30/08     Year Ended  Year Ended       to
Class II                                                               (unaudited)    12/31/07    12/31/06     12/31/05
Net asset value, beginning of period                                     $  9.66       $ 10.38     $ 10.02       $10.00
                                                                         -------       -------     -------       ------
Increase from investment operations:
 Net investment income                                                   $  0.41       $  0.79     $  0.77       $ 0.51
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                    (0.54)        (0.54)       0.39         0.01
                                                                         -------       -------     -------       ------
    Net increase (decrease) from investment operations                   $(0.13)       $  0.25     $  1.16       $ 0.52
Distributions to shareowners:
 Net investment income                                                     (0.41)        (0.83)      (0.75)       (0.50)
 Net realized gain                                                            --         (0.14)      (0.05)          --
                                                                         -------       -------     -------       ------
Net increase (decrease) in net asset value                               $ (0.54)      $ (0.72)    $  0.36       $ 0.02
                                                                         -------       -------     -------       ------
Net asset value, end of period                                           $  9.12       $  9.66     $ 10.38       $10.02
                                                                         =======       =======     =======       ======
Total return*                                                              (1.27)%        2.34%      12.00%        5.34%(b)
Ratio of net expenses to average net assets                                 1.00%**       1.00%       1.00%        0.99%**
Ratio of net investment income to average net assets                        8.79%**       7.65%       7.56%        6.72%**
Portfolio turnover rate                                                       33%**         77%         32%          26%(b)
Net assets, end of period (in thousands)                                 $16,226       $16,069     $11,646       $3,632
Ratios with no waiver of fees and assumption of expenses by PIM:
  Net expenses                                                              1.58%**       1.38%       2.22%        5.65%**
  Net investment income                                                    8.20%**        7.27%       6.34%        2.06%**

(a) The Portfolio commenced operations on March 18, 2005.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.



20   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $788,212)
  (cost $18,876,971)                                                                                           $ 17,252,522
 Foreign currencies, at value (cost $126,294)                                                                       129,212
 Receivables --
  Investment securities sold                                                                                        136,221
  Fund shares sold                                                                                                    2,418
  Dividends, interest and foreign taxes withheld                                                                    340,559
 Other                                                                                                                  311
                                                                                                               ------------
   Total assets                                                                                                $ 17,861,243
                                                                                                               ------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                                              $     86,661
  Fund shares repurchased                                                                                               349
  Dividends                                                                                                           4,477
  Forward foreign currency portfolio hedge contracts, open - net                                                      1,454
  Upon return of securities loaned                                                                                  911,125
 Due to bank                                                                                                        594,784
 Due to affiliates                                                                                                      597
 Unrealized depreciation on unfunded corporate loans                                                                     34
 Accrued expenses                                                                                                    35,648
                                                                                                               ------------
   Total liabilities                                                                                           $  1,635,129
                                                                                                               ------------
NET ASSETS:
 Paid-in capital                                                                                               $ 18,003,744
 Undistributed net investment income                                                                                  5,380
 Accumulated net realized loss on investments, credit default swaps and foreign currency                           (161,159)
  transactions
 Net unrealized loss on:
  Investments                                                                                                    (1,624,483)
  Forward foreign currency contracts and other assets and liabilities denominated in foreign currencies               2,632
                                                                                                               ------------
   Total net assets                                                                                            $ 16,226,114
                                                                                                               ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class II (based on $16,226,114/1,778,911 shares)                                                              $       9.12
                                                                                                               ============


  The accompanying notes are an integral part of these financial statements.  21

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08

INVESTMENT INCOME:
 Dividends                                                                                              $   5,532
 Interest (net of foreign taxes withheld of $681)                                                         756,178
 Income from securities loaned, net                                                                         5,822
                                                                                                        ---------
  Total investment income                                                                                              $  767,532
                                                                                                                       ----------
EXPENSES:
 Management fees                                                                                        $  50,981
 Transfer agent fees and expenses                                                                             748
 Distribution fees                                                                                         19,608
 Administrative fees                                                                                        1,765
 Custodian fees                                                                                            11,208
 Professional fees                                                                                         26,640
 Printing expense                                                                                           4,391
 Fees and expenses of nonaffiliated trustees                                                                2,320
 Miscellaneous                                                                                              6,541
                                                                                                        ---------
  Total expenses                                                                                                       $  124,202
  Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                                         (45,783)
                                                                                                                       ----------
  Net expenses                                                                                                         $   78,419
                                                                                                                       ----------
   Net investment income                                                                                               $  689,113
                                                                                                                       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CREDIT DEFAULT
SWAPS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
  Investments                                                                                           $ (67,270)
  Credit default swaps                                                                                        761
  Forward foreign currency contracts and other assets and liabilities denominated in foreign currencies    17,722      $  (48,787)
                                                                                                        ---------      ----------
 Change in net unrealized loss on:
  Investments                                                                                           $(835,656)
  Unfunded Corporate Loans                                                                                    (29)
  Credit Default Swaps                                                                                       (299)
  Forward foreign currency contracts and other assets and liabilities denominated in foreign currencies    (5,429)     $ (841,413)
                                                                                                        ---------      ----------
 Net loss on investments, credit default swaps and foreign currency transactions                                       $ (890,200)
                                                                                                                       ----------
 Net decrease in net assets resulting from operations                                                                  $ (201,087)
                                                                                                                       ==========


22  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08 and the Year Ended 12/31/07, respectively

                                                                                        Six Months
                                                                                           Ended              Year
                                                                                          6/30/08            Ended
                                                                                        (unaudited)         12/31/07
FROM OPERATIONS:
Net investment income                                                                  $    689,113      $   1,282,665
Net realized gain (loss) on investments, credit default swaps and foreign currency          (48,787)           177,175
  transactions
Change in net unrealized loss on investments, credit default swaps and foreign
 currency transactions                                                                     (841,413)        (1,069,555)
                                                                                       ------------      -------------
  Net increase (decrease) in net assets resulting from operations                      $   (201,087)     $     390,285
                                                                                       ------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class II ($0.41 and $0.83 per share, respectively)                                    $   (695,697)     $  (1,347,133)
Net realized gain:
 Class II ($0.00 and $0.14 per share, respectively)                                              --           (229,168)
                                                                                       ------------      -------------
  Total distributions to shareowners                                                   $   (695,697)     $  (1,576,301)
                                                                                       ------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                       $  5,580,858      $  23,319,679
Reinvestment of distributions                                                               666,997          1,508,386
Cost of shares repurchased                                                               (5,194,293)       (19,218,725)
                                                                                       ------------      -------------
  Net increase in net assets resulting from Portfolio share transactions               $  1,053,562      $   5,609,340
                                                                                       ------------      -------------
  Net increase in net assets                                                           $    156,778      $   4,423,324
NET ASSETS:
Beginning of period                                                                    $ 16,069,336      $  11,646,012
                                                                                       ------------      -------------
End of period                                                                          $ 16,226,114      $  16,069,336
                                                                                       ============      =============
Undistributed net investment income                                                    $      5,380      $      11,964
                                                                                       ============      =============

                                                      '08 Shares       '08 Amount        '07 Shares        '07 Amount
                                                     (unaudited)      (unaudited)
Class II
Shares sold                                             601,115      $  5,580,858         2,264,353      $  23,319,679
Reinvestment of distributions                            72,267           666,997           148,663          1,508,386
Less shares repurchased                                (557,793)       (5,194,293)       (1,871,173)       (19,218,725)
                                                       --------      ------------        ----------      -------------
  Net increase                                          115,589      $  1,053,562           541,843      $   5,609,340
                                                       --------      ------------        ----------      -------------


  The accompanying notes are an integral part of these financial statements.  23

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Global High Yield VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers one class of shares designated as Class II shares. The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Fixed income securities with remaining maturity of more than 60 days are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued at their fair values as determined by, or under the direction of, the Board of Trustees and may include yield equivalents or a pricing matrix. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2008 there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

   Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data.

   Discounts and premiums on debt securities are accreted or amortized daily, respectively, on a yield-to-maturity basis into interest income with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. All tax returns filed thus far are subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The Portfolio has elected to defer approximately $107,445 of capital losses recognized between November 1, 2007 and December 31, 2007 to its fiscal year ending December 31, 2008.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the fiscal year ended December 31, 2007 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

--------------------------------------------------------------------------------
                                                                       2007
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                                                   $1,487,022
 Long-term capital gain                                               89,279
                                                                   ----------
  Total distributions                                              $1,576,301
                                                                   ==========
 Distributable Earnings:
 Undistributed ordinary income                                     $  12,263
 Post-October loss deferral                                         (107,445)
 Unrealized depreciation                                            (785,664)
                                                                   ----------
  Total                                                            $(880,846)
                                                                   ==========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales and the tax basis adjustments on credit default swaps.

C. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E. Credit Default Swap Agreements

   A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Portfolio may buy or sell credit default swap contracts to increase the Portfolio's income, to add leverage to the portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

   When the Portfolio enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Portfolio, as the protection seller, is recorded as a liability in the Portfolio's records. An upfront payment made by the Portfolio, as the protection buyer, is recorded as an asset in the Portfolio's records. Periodic payments

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                   (continued)
--------------------------------------------------------------------------------

   received or paid by the Portfolio are recorded as realized gains or losses.

   The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

   Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. At June 30, 2008, the Portfolio had no outstanding swap contracts.

F. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (Unicredit), $209,232 in commissions on the sale of Trust shares for the six months ended June 30, 2008.

   Distribution fees are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit manages the portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $500 million and 0.60% on assets over $500 million.

Through May 1, 2008, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses of the Portfolio to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $149 in management fees, administrative costs and certain others services payable to PIM at June 30, 2008.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $117 in transfer agent fees payable to PIMSS at June 30, 2008.

4. Distribution Plan
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $331 in distribution fees payable to PFD at June 30, 2008.

5. Unfunded Loan Commitments
As of June 30, 2008, the Portfolio had unfunded loan commitments of approximately $2,243 (excluding unrealized depreciation on those commitments of $34 as of June 30, 2008) which could be extended at the option of the borrower, pursuant to the following loan agreements:

Borrower                                                  Unfunded Commitment
--------------------------------------------------------------------------------
 Telesat Canada, U.S. Term II Loan                             $2,243
--------------------------------------------------------------------------------



6. Forward Foreign Currency Contracts
At June 30, 2008, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. Open Portfolio hedges at June 30, 2008 were as follows:

-----------------------------------------------------------------------------------------------
                                                                                        Net
                           Contracts     In Exchange     Settlement                  Unrealized
Currency                  to Deliver         For            Date          Value         Loss
-----------------------------------------------------------------------------------------------
 EUR (European Dollar)    (220,000)      $(344,512)        7/28/08      $(345,966)    $(1,454)
-----------------------------------------------------------------------------------------------

7. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                   (continued)
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

Results of Shareholder Meeting
At a special meeting held on May 13, 2008, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Variable Contracts Trust, as noted below) follows:

----------------------------------------------------------------------------------------------------
                                    For                Withhold         Abstain     Broker Non-Votes
----------------------------------------------------------------------------------------------------
 Proposal 1 - To elect Trustees*
  John F. Cogan, Jr.           164,711,851.194        5,285,114.254        0              0
  Daniel K. Kingsbury          165,222,946.234        4,774,019.214        0              0
  David R. Bock                164,963,647.028        5,033,318.420        0              0
  Mary K. Bush                 164,650,732.216        5,346,233.232        0              0
  Benjamin M. Friedman         165,102,105.803        4,894,859.645        0              0
  Margaret B.W. Graham         165,219,940.012        4,777,025.436        0              0
  Thomas J. Perna              165,231,179.140        4,765,786.308        0              0
  Marguerite A. Piret          165,180,443.253        4,816,522.195        0              0
  John Winthrop                164,783,515.329        5,213,450.119        0              0
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                  For                 Against              Abstain         Broker Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 2 - To approve an amendment
 to the Declaration of Trust*                156,965,554.071        7,761,986.720        5,269,424.657           0
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                    For              Against           Abstain        Broker Non-Votes
----------------------------------------------------------------------------------------------------------------------
 Proposal 3A - To approve changes to
 the Portfolio's fundamental investment
 policy relating to borrowing money            1,512,529.496        25,274.572       34,630.098              0
 Proposal 3B - To approve changes to
 the Portfolio's fundamental investment
 policy relating to underwriting               1,512,529.496        31,022.541       28,882.129              0
 Proposal 3C - To approve changes to
 the Portfolio's fundamental investment
 policy relating to lending                    1,522,132.747        25,343.934       24,957.484              0
 Proposal 3D - To approve changes to
 the Portfolio's fundamental investment
 policy relating to issuing senior
 securities                                    1,547,476.686                0        24,957.484              0
 Proposal 3E - To approve changes to
 the Portfolio's fundamental investment
 policy relating to real estate                1,534,944.501        12,532.180       24,957.484              0
 Proposal 3F - To approve changes to the
 Portfolio's fundamental investment
 policy relating to commodities                1,526,634.401        20,842.281       24,957.484              0
 Proposal 3G - To approve changes to
 the Portfolio's fundamental investment
 policy relating to concentration              1,526,634.401        20,842.281       24,957.484              0
 Proposal 3H - To approve changes to
 the Portfolio's fundamental investment
 policy relating to diversification            1,540,623.108         6,853.574       24,957.484              0
----------------------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                               For              Against           Abstain        Broker Non-Votes
-----------------------------------------------------------------------------------------------------------------
 Proposal 4 - To approve an Amended
 and Restated Management Agreement
 with PIM                                  1,517,813.832       36,640.815       17,979.519             0
-----------------------------------------------------------------------------------------------------------------

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Variable Contracts Trust. Results reported above reflect the combined votes of all series of the Trust.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund commenced operations on March 1, 2005 and that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group.

The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Fund. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Fund and considered that, under the amended and restated investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients, including oversight of the Fund's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM, the investment performance of the Fund and the contractual expense limitation agreed to by PIM with respect to the Class II shares of the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                           (continued)
--------------------------------------------------------------------------------

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust


Officers                                        Trustees
John F. Cogan, Jr., President                   John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President   David R. Bock
Mark E. Bradley, Treasurer                      Mary K. Bush
Dorothy E. Bourassa, Secretary                  Benjamin M. Friedman
                                                Margaret B.W. Graham
                                                Daniel K. Kingsbury
                                                Thomas J. Perna
                                                Marguerite A. Piret
                                                John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

[LOGO]PIONEER
      Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19645-02-0808


                                                            [LOGO]PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Growth Opportunities VCT Portfolio -- Class I Shares



                                                               SEMIANNUAL REPORT

                                                                   June 30, 2008

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------


Pioneer Growth Opportunities VCT Portfolio
  Portfolio and Performance Update                2
  Comparing Ongoing Portfolio Expenses            3
  Portfolio Management Discussion                 4
  Schedule of Investments                         6
  Financial Statements                           12
  Notes to Financial Statements                  16
  Approval of Investment Advisory Agreement      20
  Trustees, Officers and Service Providers       23

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/08
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Common Stocks                                        77.7%
Temporary Cash Investments                           19.4%
Depositary Receipts for International Stocks          2.9%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                               27.1%
Health Care                                          19.6%
Industrials                                          19.5%
Consumer Discretionary                               13.3%
Energy                                               12.9%
Materials                                            2.9%
Financials                                           2.2%
Consumer Staples                                     1.8%
Telecommunication Services                           0.7%

Five Largest Holdings
(As a percentage of equity holdings)

  1.  Comstock Resources, Inc.       1.25%
  2.  St. Mary Land
        & Exploration Co.            1.12
  3.  Mentor Graphics Corp.          1.08
  4.  Delta Petroleum Corp.          1.00
  5.  Cardiome Pharma Corp.          0.96

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/08
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share       6/30/08       12/31/07
  Class I                       $18.53        $22.44

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 6/30/08)          Income         Capital Gains     Capital Gains
  Class I                   $  -           $  -              $1.7962

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
--------------------------------------------------------------------------------

The following chart shows the change in value of an investment made in Pioneer Growth Opportunities VCT Portfolio at net asset value, compared to that of the Russell 2000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

              Pioneer Growth
             Opportunities VCT        Russell 2000
            Portfolio, Class I        Growth Index

6/98             10000                    10000
                  8228                    10830
6/00              9281                    13904
                 10568                    10659
6/02              8426                     7994
                  7419                     8049
6/04              9931                    10588
                 11070                    11042
6/06             11801                    12652
                 13480                    14781
6/08             10898                    13180

The Russell 2000 Growth Index is an unmanaged measure of the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2008)
--------------------------------------------------------------------------------

10 Years                                                                  0.86%
5 Years                                                                   7.99%
1 Year                                                                  -19.16%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on actual returns from January 1, 2008 through June 30, 2008.

Share Class                                                               I
------------------------------------------------------------------------------
Beginning Account Value on 1/1/08                                    $1,000.00
Ending Account Value on 6/30/08                                      $  902.80
Expenses Paid During Period*                                         $    4.02

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratio of the underlying fund. The combined total was 0.85% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2008 through June 30, 2008.

Share Class                                                                I
-------------------------------------------------------------------------------
Beginning Account Value on 1/1/08                                     $1,000.00
Ending Account Value on 6/30/08                                       $ 1020.64
Expenses Paid During Period*                                          $    4.22

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratio of the underlying fund. The combined total was 0.85% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/08
--------------------------------------------------------------------------------

In the following interview, Diego Franzin and Peter Wiley, members of the Pioneer Growth Opportunities VCT Portfolio team, discuss the factors that influenced performance during the six-month period ended June 30, 2008.

Q. How did the Portfolio perform during the semiannual period ended June 30, 2008?

A. Class I shares of the Portfolio produced a total return of -9.72% during the six-month period ended June 30, 2008, trailing the -8.93% return of the Portfolio's benchmark, the Russell 2000 Growth Index (the Russell Index), and the average -8.67% return of the 141 portfolios in the Lipper Small-Cap Core category over the same six-month period.

Q. How did the U.S. stock market perform during the six-months ended June 30, 2008?

A. Investor sentiment was dampened by a litany of factors during the first half of 2008, leading to a decline in U.S. equities. Foremost among the issues pressuring stock prices were the ongoing housing and credit crises, the continued slowdown in the U.S. economy, the emergence of inflation pressures, and a spike in the price of oil above $140 a barrel.

   Although all segments of the market were negatively affected by this challenging backdrop, small-cap stocks finished the first half of the year ahead of their large-cap counterparts. In addition, domestic stocks outperformed international equities and the growth stocks outpaced value stocks. The result was that even though the Portfolio lost ground over the six-month period, it benefited from its focus on an area of the market that outperformed on a relative basis.

Q. Why did the Portfolio underperform its benchmark over the six-month period?

A. The Portfolio benefited from strong stock selection in most of the ten major Russell Index sectors. In fact, the Portfolio's stock holdings outperformed in seven of the ten major sectors over the six months, during a period when nine of the ten sectors registered negative overall returns (the energy sector being the exception). Unfortunately, this was largely offset by the Portfolio's underperformance in energy. In managing the Portfolio, we employ a style known as "GARP," which stands for "growth at a reasonable price." This means that while we look for companies that are producing strong growth, we also pay strict attention to valuations. In energy, however, investors' rush to gain exposure to this hot sector led to outperformance for the most expensive stocks in the group. The result, in the short-term, was that the Portfolio was not invested in the right places within energy: while the energy stocks in the Russell Index returned 38%, those held in the Portfolio gained 15%.

   Another element of the Portfolio's positioning that detracted from performance in energy was its investments in refiners Frontier Oil and Holly. Oil is an input for refining companies, which turn crude into gasoline, diesel, and other refined products. Rising oil prices have hurt refiners by increasing their costs, a trend reflected in the downturn in refining stocks in recent months. Nevertheless, we believe the companies remain compelling long-term investments.

A Word About Risk:

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. What holdings helped the Portfolio's performance over the six-month period ended June 30, 2008?

A. Stock selection was most beneficial for the Portfolio in the health care, consumer discretionary, and materials sectors.

   In health care, the Portfolio's holdings in biotechnology stocks performed well across the board, led by BioMarin Pharmaceutical, Martek Biosciences, and LifeCell, which was taken over at a premium in early June 2008.

   The consumer discretionary sector was an area in which good stock selection was essential, given that a large number of stocks were hit hard in the environment of slower economic growth. Our most important decision for the Portfolio was to hold no weighting in any stocks related to the troubled auto sector, which, in the small-cap space, typically represent the companies that supply parts to the major manufacturers. Stocks in that area generated very poor performance due to the significant slowdown in U.S. auto sales. Media was another segment of the consumer discretionary sector where our stock selection aided the Portfolio's performance. Here, the Portfolio benefited from a position in Marvel Entertainment, which produced two of the summer's biggest blockbuster movie hits: "Iron Man" and "The Incredible Hulk."

   In the materials sector, two steel companies -- AK Steel and Steel Dynamics -- both registered exceptional gains. Steel stocks soared in the first half of the year on the strength of higher prices and the continued surge in demand from the emerging markets.

Q. Do you have any closing thoughts for investors?

A. We believe our disciplined investment process and focus on individual stock selection will enable the Portfolio to take advantage of opportunities that have been created by the downdraft in the U.S. stock market. We remain focused on finding stocks with sustainable growth and reasonable valuations, a strategy that we believe will help us identify stocks for the Portfolio that can outperform in both up and down markets.


Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares                                                     Value
                COMMON STOCKS - 99.0%
                Energy - 12.8%
                Oil & Gas Equipment And Services - 1.8%
     22,400     Dril-Quip, Inc.*                         $  1,411,200
     22,400     Global Industries, Ltd.*                      401,632
     32,800     Trico Marine Services, Inc.*(b)             1,194,576
                                                         ------------
                                                         $  3,007,408
                                                         ------------
                Oil & Gas Exploration and Production - 11.0%
     21,000     Arena Resources, Inc.*                   $  1,109,220
     32,000     Atlas Energy Resources LLC                  1,220,800
     31,100     ATP Oil & Gas Corp.*(b)                     1,227,517
     25,300     Berry Petroleum Co.*(b)                     1,489,664
     24,400     Comstock Resources, Inc.*                   2,060,092
     16,400     Contango Oil & Gas*                         1,523,888
     64,100     Delta Petroleum Corp.*(b)                   1,635,832
      9,000     Encore Acquisition Co.*                       676,710
     37,400     McMoRan Exploration Co.*(b)                 1,029,248
     57,000     PetroQuest Energy, Inc.*                    1,533,300
     20,300     Plains Exploration and Product Co.*         1,481,291
     28,400     St. Mary Land & Exploration Co.             1,835,776
     24,600     W&T Offshore, Inc.*                         1,439,346
                                                         ------------
                                                         $ 18,262,684
                                                         ------------
                Total Energy                             $ 21,270,092
                                                         ------------
                Materials - 2.9%
                Aluminum - 0.5%
     14,000     KAISER Aluminum Corp.*                   $    749,420
                                                         ------------
                Fertilizers & Agricultural Chemicals - 0.9%
     29,300     Terra Industries, Inc. (b)               $  1,445,955
                                                         ------------
                Steel - 1.5%
     10,700     AK Steel Holding Corp. (b)               $    738,300
      7,300     Cleveland-Cliffs, Inc.                        870,087
     24,200     Steel Dynamics, Inc. (b)                      945,494
                                                         $  2,553,881
                                                         ------------
                Total Materials                          $  4,749,256
                                                         ------------
                Capital Goods - 10.7%
                Aerospace & Defense - 2.6%
     11,900     Alliant Techsystems, Inc.*(b)            $  1,209,992
     41,800     Orbital Sciences Corp.*                       984,808
     22,600     Teledyne Technologies, Inc.*                1,102,654
     30,900     TransDigm Group, Inc.*                      1,037,931
                                                         ------------
                                                         $  4,335,385
                                                         ------------
                Construction & Engineering - 0.8%
     21,700     Shaw Group, Inc.*                        $  1,340,843
                                                         ------------
                Construction & Farm Machinery
                & Heavy Trucks - 1.2%
     19,000     AGCO Corp.*(b)                           $    995,790
     31,300     The Manitowoc Co., Inc.                     1,018,189
                                                         ------------
                                                         $  2,013,979
                                                         ------------

     Shares                                                     Value
                Electrical Component & Equipment - 2.2%
     26,900     Acuity Brands, Inc. (b)                  $  1,293,352
      8,500     Belden CDT, Inc. (b)                          287,980
     49,500     Graftech International, Ltd.*               1,328,085
     19,300     Regal-Beloit Corp.                            815,425
                                                         ------------
                                                         $  3,724,842
                                                         ------------
                Industrial Conglomerates - 1.0%
    178,856     Cardiome Pharma Corp.*(b)                $  1,573,933
                                                         ------------
                Industrial Machinery - 2.8%
     38,700     Applied Power, Inc.*                     $  1,213,245
     26,159     Dynamic Materials Corp.                       861,939
     33,900     Graco, Inc. (b)                             1,290,573
     18,400     Nordson Corp.*                              1,341,176
                                                         ------------
                                                         $  4,706,933
                                                         ------------
                Total Capital Goods                      $ 17,695,915
                                                         ------------
                Commercial Services & Supplies - 6.5%
                Commercial Printing - 0.9%
     35,300     Cenevo, Inc.*                            $    344,881
     60,600     Deluxe Corp.                                1,079,892
                                                         ------------
                                                         $  1,424,773
                                                         ------------
                Diversified Commercial Services - 2.4%
     20,400     Corporate Executive Board Co.            $    857,820
     34,400     Geoeye, Inc.*                                 609,224
      8,600     Hurn Consulting Group, Inc.*                  389,924
     28,700     The Advisory Board Co.*                     1,128,771
     11,900     The Dun & Bradstreet Corp.                  1,042,916
                                                         ------------
                                                         $  4,028,655
                                                         ------------
                Environmental & Facilities Services - 0.7%
     41,700     Republic Services, Inc.                  $  1,238,490
                                                         ------------
                Human Resource
                & Employment
                Services - 0.5%
     32,400     Robert Half International, Inc.          $    776,628
                                                         ------------
                Office Services & Supplies - 2.0%
     70,300     American Reprographics Co.*              $  1,170,495
     88,700     Knoll, Inc.                                 1,077,705
     46,100     Miller (Herman), Inc.                       1,147,429
                                                         ------------
                                                         $  3,395,629
                                                         ------------
                Total Commercial
                Services & Supplies                      $ 10,864,175
                                                         ------------
                Transportation - 2.1%
                Air Freight & Couriers - 0.6%
     21,700     Atlas Air Worldwide Holdings, Inc.*      $  1,073,282
                                                         ------------
                Marine - 0.7%
     24,200     Kirby Corp.*                             $  1,161,600
                                                         ------------
                Trucking - 0.8%
     38,800     J.B. Hunt Transport Services, Inc.*(b)   $  1,291,264
                                                         ------------
                Total Transportation                     $  3,526,146
                                                         ------------

6  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                     Value
                Consumer Durables & Apparel - 4.2%
                Apparel, Accessories & Luxury Goods - 1.5%
     35,000     Fossil, Inc.*(b)                         $  1,017,450
     52,364     True Religion Apparel, Inc.*(b)             1,395,501
                                                         ------------
                                                         $  2,412,951
                                                         ------------
                Footwear - 1.5%
      9,500     Deckers Outdoor Corp.*                   $  1,322,400
     45,400     Wolverine World Wide, Inc. (b)              1,210,818
                                                         ------------
                                                         $  2,533,218
                                                         ------------
                Household Appliances - 0.7%
     22,300     Snap-On, Inc.                            $  1,159,823
                                                         ------------
                Housewares & Specialties - 0.5%
     23,500     Tupperware Brands Corp.                  $    804,170
                                                         ------------
                Total Consumer
                Durables & Apparel                       $  6,910,162
                                                         ------------
                Consumer Services - 3.3%
                Casinos & Gaming - 1.0%
     27,900     Bally Technologies, Inc.*                $    943,020
     24,200     WMS Industries, Inc.*                         720,434
                                                         ------------
                                                         $  1,663,454
                                                         ------------
                Education Services - 2.3%
     23,200     DeVry, Inc. (b)                          $  1,243,984
     14,300     ITT Educational Services, Inc.*             1,181,609
      6,700     Strayer Education, Inc.                     1,400,769
                                                         ------------
                                                         $  3,826,362
                                                         ------------
                Total Consumer Services                  $  5,489,816
                                                         ------------
                Media - 2.2%
                Movies & Entertainment - 0.7%
     37,000     Marvel Entertainment, Inc.*(b)           $  1,189,180
                                                         ------------
                Publishing - 1.5%
     48,300     Interactive Data Corp.                   $  1,213,779
     17,800     Morningstar, Inc.*                          1,282,134
                                                         ------------
                                                         $  2,495,913
                                                         ------------
                Total Media                              $  3,685,093
                                                         ------------
                Retailing - 3.4%
                Apparel Retail - 2.7%
     18,300     Abercrombie & Fitch Co.                  $  1,147,044
     41,250     Aeropostale, Inc.*(b)                       1,292,363
     23,100     J. Crew Group, Inc.*(b)                       762,531
     28,000     The Buckle, Inc.*                           1,280,440
                                                         ------------
                                                         $  4,482,378
                                                         ------------
                Internet Retail - 0.7%
     10,600     Priceline.com, Inc.*(b)                  $  1,223,876
                                                         ------------
                Total Retailing                          $  5,706,254
                                                         ------------
                Food Beverage & Tobacco - 0.3%
                Agricultural Products - 0.3%
     30,300     Darling International, Inc.*             $    500,556
                                                         ------------
                Total Food Beverage & Tobacco            $    500,556
                                                         ------------

     Shares                                                     Value
                Household & Personal Products - 1.4%
                Household Products - 0.7%
     20,300     Church & Dwight Co., Inc.                $  1,143,905
                                                         ------------
                Personal Products - 0.7%
     19,400     Chattem, Inc.*(b)                        $  1,261,970
                                                         ------------
                Total Household &
                Personal Products                        $  2,405,875
                                                         ------------
                Health Care Equipment &
                Services - 8.4%
                Health Care Equipment - 2.3%
     25,600     Kinetic Concepts, Inc.*(b)               $  1,021,696
     46,000     Mentor Corp. (b)                            1,279,720
     90,200     Thoratec Corp.*                             1,568,578
                                                         ------------
                                                         $  3,869,994
                                                         ------------
                Health Care Facilities - 1.3%
    147,300     Health Management Associates, Inc.*      $    958,923
     40,700     VCA Antech, Inc.*                           1,130,646
                                                         ------------
                                                         $  2,089,569
                                                         ------------
                Health Care Services - 2.6%
     25,900     Amedisys, Inc.*                          $  1,305,878
     25,100     DaVita, Inc.*                               1,333,563
    115,200     Nighthawk Radiology Holdings, Inc.*(b)        815,616
     19,300     Pediatrix Medical Group, Inc.*                950,139
                                                         ------------
                                                         $  4,405,196
                                                         ------------
                Health Care Supplies - 1.4%
     54,300     Cynosure, Inc.*                          $  1,076,226
     29,000     West Pharmaceuticals Services, Inc.         1,255,120
                                                         ------------
                                                         $  2,331,346
                                                         ------------
                Health Care Technology - 0.8%
     54,500     IMS Health, Inc.                         $  1,269,850
                                                         ------------
                Total Health Care
                Equipment & Services                     $ 13,965,955
                                                         ------------
                Pharmaceuticals & Biotechnology - 10.9%
                Biotechnology - 4.8%
    103,600     Alkermes, Inc.*                          $  1,280,496
     35,800     BioMarin Pharmaceutical, Inc.*(b)           1,037,484
     71,000     Cubist Pharmaceuticals, Inc.*               1,268,060
     37,600     Martek Biosciences Corp.*(b)                1,267,496
     11,300     Omrix Biopharmaceuticals, Inc.*(b)            177,862
     37,400     OSI Pharmaceuticals, Inc.*                  1,545,368
     14,500     United Therapeutics Corp.*(b)               1,417,375
                                                         ------------
                                                         $  7,994,141
                                                         ------------
                Life Sciences Tools & Services - 3.2%
     24,100     Advanced Magnetics, Inc.*                $    821,810
     10,400     Dionex Corp.*                                 690,248
     48,800     Parexel International Corp.*                1,283,928
     17,700     Techne Corp.*                               1,369,803
     23,500     Varian, Inc.*                               1,199,910
                                                         ------------
                                                         $  5,365,699
                                                         ------------

  The accompanying notes are an integral part of these financial statements.  7

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

     Shares                                                    Value
                Pharmaceuticals - 2.9%
     53,300     Endo Pharmaceuticals Holdings, Inc.*    $  1,289,327
     60,000     Sciele Pharma, Inc.*(b)                    1,161,000
    128,500     ViroPharma, Inc.*                          1,421,210
     24,100     XenoPort, Inc.*                              940,623
                                                        ------------
                                                        $  4,812,160
                                                        ------------
                Total Pharmaceuticals &
                Biotechnology                           $ 18,172,000
                                                        ------------
                Diversified Financials - 2.2%
                Asset Management & Custody
                Banks - 0.8%
     37,500     Waddell & Reed Financial, Inc.*         $  1,312,875
                                                        ------------
                Investment Banking & Brokerage - 1.4%
     32,500     Investment Technology Group, Inc.*      $  1,087,450
     57,500     OptionsXpress Holdings, Inc.*              1,284,550
                                                        $  2,372,000
                                                        ------------
                Total Diversified Financials            $  3,684,875
                                                        ------------
                Software & Services - 13.9%
                Application Software - 7.7%
     30,400     Ansys, Inc.*                            $  1,432,448
     36,400     Concur Technologies, Inc.*                 1,209,572
     75,900     Informatica Corp.*                         1,141,536
    112,500     Mentor Graphics Corp.*                     1,777,500
     17,500     MicroStrategy, Inc.*                       1,133,125
     49,400     Net 1 UEPS Technologies, Inc.*             1,200,420
     80,600     Quest Software, Inc.*                      1,193,686
     25,600     SPSS, Inc.*(b)                               931,072
     51,300     Synopsys, Inc.*                            1,226,583
    186,900     TIBCO Software, Inc.*                      1,429,785
                                                        ------------
                                                        $ 12,675,727
                                                        ------------
                Data Processing &
                Outsourced Services - 0.7%
     56,500     Neustar, Inc.*(b)                       $  1,218,140
                                                        ------------
                Internet Software & Services - 2.5%
     36,600     Digital River, Inc.*                    $  1,412,028
    100,900     DivX, Inc.*(b)                               740,606
     50,000     J2 Global Communications, Inc.*            1,150,000
     79,400     Loopnet, Inc.*(b)                            897,220
                                                        ------------
                                                        $  4,199,854
                                                        ------------
                IT Consulting & Other Services - 0.5%
     42,200     Gartner Group, Inc.*                    $    874,384
                                                        ------------
                Systems Software - 2.4%
     83,800     Commvault Systems, Inc.*                $  1,394,432
    148,200     Falconstor Software, Inc.*(b)              1,049,256
     13,700     McAfee, Inc.*                                466,211
     44,300     Progress Software Corp.*                   1,132,751
                                                        $  4,042,650
                                                        ------------
                Total Software & Services               $ 23,010,755
                                                        ------------

     Shares                                                    Value
                Technology Hardware &
                Equipment - 9.3%
                Communications Equipment - 4.7%
    161,800     Brocade Communications Systems, Inc.*   $  1,333,232
     27,000     CommScope, Inc.*                           1,424,790
     29,100     Comtech Telecommunications Corp.*          1,425,900
     42,900     F5 Networks, Inc.*                         1,219,218
     51,900     Interdigital, Inc.*(b)                     1,262,208
     47,200     Polycom, Inc.*(b)                          1,149,790
                                                        ------------
                                                        $  7,815,138
                                                        ------------
                Computer Hardware - 0.7%
     51,200     Teradata Corp.*                         $  1,184,768
                                                        ------------
                Computer Storage & Peripherals - 2.4%
    116,800     Novatel Wireless, Inc.*(b)              $  1,299,984
     88,500     Qlogic Corp.*(b)                           1,291,215
     35,600     Synaptics, Inc.*(b)                        1,343,188
                                                        ------------
                                                        $  3,934,387
                                                        ------------
                Electronic Equipment &
                Instruments - 0.6%
      9,900     Itron, Inc.*                            $    973,665
                                                        ------------
                Electronic Manufacturing
                Services - 0.9%
     94,800     Jabil Circuit, Inc.                     $  1,555,668
                                                        ------------
                Total Technology
                Hardware & Equipment                    $ 15,463,626
                                                        ------------
                Semiconductors - 3.6%
                Semiconductor Equipment - 1.2%
     23,500     Advanced Energy Industries, Inc.*       $    321,950
     49,700     MKS Instruments, Inc.*                     1,088,430
     18,500     Varian Semiconductor Equipment
                Associates, Inc.*                            644,170
                                                        ------------
                                                        $  2,054,550
                                                        ------------
                Semiconductors - 2.4%
     64,500     National Semiconductor Corp.            $  1,324,830
     86,800     Omnivison Technologies, Inc.*(b)           1,049,412
     56,600     Sigma Designs, Inc.*(b)                      786,174
    222,900     Trident Microsystems, Inc.*                  813,585
                                                        ------------
                                                        $  3,974,001
                                                        ------------
                Total Semiconductors                    $  6,028,551
                                                        ------------
                Telecommunication Services - 0.7%
                Alternative Carriers - 0.7%
     71,700     Time Warner Telecom, Inc.*(b)           $  1,149,351
                                                        ------------
                Total Telecommunication Services        $  1,149,351
                                                        ------------
                TOTAL COMMON STOCKS
                (Cost $163,090,749)                     $164,278,453
                                                        ------------

8  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                  Value
              TEMPORARY CASH INVESTMENTS - 23.7%
              Repurchase Agreements - 1.0%
   345,000    Bank of America, 2.2%, dated 6/30/08,
              repurchase price of $345,000 plus
              accrued interest on 7/1/08
              collateralized by $931,891 Federal
              National Mortgage
              Association, 5.5%, 6/1/33              $    345,000
   345,000    Barclays Plc, 2.27%, dated 6/30/08,
              repurchase price of $345,000 plus
              accrued interest on 7/1/08
              collateralized by the following:
              $209,739 Federal Home Loan
              Mortgage Corp., 4.171 - 6.27%,
              12/1/34 - 10/1/37
              $215,519 Federal National Mortgage
              Association, 4.024 - 6.082%,
              8/1/36 - 2/1/48                             345,000
   355,000    Deutsche Bank, 2.3%, dated 6/30/08,
              repurchase price of $355,000 plus
              accrued interest on 7/1/08
              collateralized by the following:
              $87,474 Federal National Mortgage
              Association (ARM), 4.708 -
              5.887%, 12/1/13 - 3/1/37
              $66,330 Federal Home Loan
              Mortgage Corp., 4.703 - 4.704%,
              12/1/35 - 3/1/35
              $272,669 Feddie Mac Giant,
              4.5 - 7.0%, 10/1/34 - 5/1/38
              $146,428 U.S Treasury Strip,
              0.0%, 8/15/22                               355,000
   345,000    JP Morgan, 2.26%, dated 6/30/08,
              repurchase price of $345,000 plus
              accrued interest on 7/1/08
              collateralized by $383,628 Federal
              National Mortgage Association,
              4.5 - 6.5%, 3/1/23 - 5/1/38                 345,000
   345,000    Merrill Lynch, 2.5%, dated 6/30/08,
              repurchase price of $345,000 plus
              accrued interest on 7/1/08
              collateralized by $430,692 Federal
              Home Loan Mortgage Corp.,
              5.065 - 6.025%, 9/1/36 - 4/1/38             345,000
                                                     ------------
                                                     $  1,735,000
                                                     ------------
              Total Repurchase Agreements            $  1,735,000
                                                     ------------

    Shares                                                   Value
              Securities Lending Collateral - 22.7% (b)
              Certificates of Deposit:
   771,316    American Express, 2.72, 8/8/08         $    771,316
   577,332    Bank of America, 2.88%, 8/11/08             577,332
   577,332    Citibank, 2.85%, 7/29/08                    577,332
   207,894    Banco Santander NY, 2.80%, 10/7/08          207,894
   577,913    Banco Santander NY, 3.09%, 12/22/08         577,913
   577,138    Bank of Nova Scotia, 3.18%, 5/05/09         577,138
   288,666    Bank of Scotland NY, 2.73%, 7/11/08         288,666
   288,666    Bank of Scotland NY, 2.72%, 8/15/08         288,666
   207,607    Bank of Scotland NY, 2.89%, 11/4/08         207,607
   288,475    Bank of Scotland NY, 3.03%, 9/26/08         288,475
 1,039,197    Barclays Bank, 3.18% 5/27/09              1,039,197
   866,007    Bank Bovespa NY, 2.705%, 8/8/08             866,007
   577,332    BNP Paribas NY, 2.88%, 7/23/08              577,332
   346,405    Calyon NY, 2.85%, 8/25/08                   346,405
   484,959    Calyon NY, 2.64%, 9/29/08                   484,959
   183,112    Calyon NY, 2.69%, 01/16/09                  183,112
   479,186    Commonwealth Bank of Australia NY,
              2.63%, 7/11/08                              479,186
   484,959    Deutsche Bank Financial,
              2.72%, 7/30/08                              484,959
   230,954    Deutsche Bank Financial,
              2.72%, 8/4/08                               230,954
   473,415    Dexia Bank NY, 2.69%, 8/7/08                473,415
   115,460    Dexia Bank NY, 2.65%, 08/12/08              115,460
   427,792    Dexia Bank NY, 3.37%, 09/29/08              427,792
 1,039,198    DNB NOR Bank ASA NY, 2.90%, 6/8/09        1,039,198
    49,593    Fortis, 3.11%, 09/30/08                      49,593
 1,057,673    Intesa SanPaolo S.p.A.,
              2.72%, 5/22/09                            1,057,673
   503,434    Lloyds Bank, 2.61%, 7/11/08                 503,434
   288,666    Lloyds Bank, 2.61%, 8/18/08                 288,666
   392,586    Natixis, 2.83%, 8/4/08                      392,586
   577,332    NORDEA NY, 2.81%, 8/29/08                   577,332
    66,709    NORDEA NY, 2.72%, 4/9/09                     66,709
    55,329    NORDEA NY, 2.73%, 12/01/08                   55,329
    92,353    Rabobank Nederland NY,
              2.37%, 8/29/08                               92,353
   288,666    Royal Bank of Canada NY,
              2.57%, 7/15/08                              288,666
   577,343    Royal Bank of Canada NY,
              2.6%, 9/5/08                                577,343
   346,399    Bank of Scotland NY, 2.7%, 8/1/08           346,399
   346,643    Bank of Scotland NY, 2.96%, 11/3/08         346,643
   222,851    Skandinavian Enskilda Bank NY,
              2.70%, 7/17/08                              222,851

  The accompanying notes are an integral part of these financial statements.  9

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

    Shares                                                   Value
                Securities Lending Collateral - (continued)
    66,920      Skandinavian Enskilda Bank NY,
                3.18%, 09/22/08                       $     66,920
   115,184      Skandinavian Enskilda Bank NY,
                3.06% 02/13/09                             115,184
   230,934      Svenska Bank NY, 2.70%, 7/17/08            230,934
   479,186      Svenska Bank NY, 2.55%, 7/11/08            479,186
   727,439      Toronto Dominion Bank NY,
                2.77%, 9/5/08                              727,439
   346,399      Toronto Dominion Bank NY,
                2.75%, 11/5/08                             346,399
   115,215      Wachovia, 3.62%,10/28/08                   115,215
                                                      ------------
                                                      $ 18,057,168
                                                      ------------
                Commercial Paper:
   177,446      Bank of America, 2.70%, 8/26/08       $    177,446
   230,254      Bank of America, 2.60%, 8/11/08            230,254
   173,070      CBA, 2.70%, 7/11/08                        173,070
   460,258      CBA, 2.88%, 8/18/08                        460,258
   115,402      Deutsche Bank Financial,
                2.72%, 7/9/08                              115,402
   115,282      HSBC, 2.89% 7/21/08                        115,282
   573,594      HSBC, 2.88%, 9/29/08                       573,594
   460,434      ING Funding, 2.70%, 8/13/08                460,434
   173,076      Natixis, 2.87%, 7/10/08                    173,076
   172,909      Natixis, 2.87%, 7/21/08                    172,909
   142,283      PARFIN, 3.18%, 8/1/08                      142,283
   228,806      Royal Bank of Scotland,
                2.66%, 10/21/08                            228,806
   115,457      Societe Generale, 2.98%, 7/2/08            115,457
   287,989      Societe Generale, 2.93%, 7/30/08           287,989
   230,280      Societe Generale, 3.18%, 8/5/08            230,280
   460,118      Societe Generale, 3.18%, 8/22/08           460,118
   230,253      SVSS NY, 3.18%, 8/11/08                    230,253
   109,842      Bank Bovespa NY, 2.79%, 3/12/09            109,842
   519,481      General Electric Capital Corp.,
                2.77%, 1/5/09                              519,481
   577,119      General Electric Capital Corp.,
                2.82%, 3/16/09                             577,119
   213,501      IBM, 3.18%, 2/13/09                        213,501
   577,332      IBM, 3.18%, 6/26/09                        577,332
 1,039,198      Met Life Global Funding,
                3.16%, 6/12/09                           1,039,198
   981,465      WestPac, 3.18%, 6/1/09                     981,465
                                                      ------------
                                                      $  8,364,850
                                                      ------------

    Shares                                                   Value
                Mutual Funds:
$  692,799      BlackRock Liquidity Money Market
                Fund, 3.18%                           $    692,799
   900,985      Dreyfus Preferred Money Market
                Fund, 3.18%                                900,985
                                                      ------------
                                                      $  1,593,783
                                                      ------------
                Tri-party Repurchase Agreements:
$2,455,705      Deutsche Bank, 2.5% 7/1/08            $  2,455,705
 6,927,987      Lehman Brothers, 2.65% 7/1/08            6,927,987
                                                      ------------
                                                      $  9,383,692
                                                      ------------
                Other:
$    4,879      ABS CFAT 2008-A A1,
                3.005%, 4/27/09                       $    287,114
                                                      ------------
                Total Securities Lending Collateral   $ 37,686,608
                                                      ------------
                TOTAL TEMPORARY
                CASH INVESTMENTS
                (Cost $39,421,608)                    $ 39,421,608
                                                      ------------
                TOTAL INVESTMENT IN
                SECURITIES - 122.7%
                (Cost $202,613,420)                   $203,700,061
                                                      ------------
                OTHER ASSETS
                AND LIABILITIES - (22.7)%             $ 37,680,517
                                                      ------------
                TOTAL NET ASSETS - 100.0%             $166,019,544
                                                      ============

*    Non-income producing security.
(a) At June 30, 2008, the net unrealized gain on investments based on cost for federal income tax purposes of $202,783,452 was as follows:

     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                     $15,869,100
     Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                     (14,952,491)
                                                                   -----------
     Net unrealized gain                                           $   961,609
                                                                   ===========

(b)  Securities Lending Collateral Managed By Credit Suisse.

10  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(b)  At June 30, 2008, the following securities were out on loan:

   Shares      Security                                                   Value
  113,100      Cardiome Pharma Corp.*                               $   996,411
   17,900      AGCO Corp.*                                              907,530
    9,453      AK Steel Holding Corp.                                   644,789
    4,600      ATP Oil & Gas Corp.*                                     187,174
   13,000      Acuity Brands, Inc.                                      647,010
   38,000      Aeropostale, Inc.*                                     1,220,940
    2,000      Alliant Techsystems, Inc.*                               199,040
    8,400      Belden CDT, Inc.                                         286,356
    3,200      Berry Petroleum Co.*                                     184,800
   23,000      BioMarin Pharmaceutical, Inc.*                           690,920
   17,600      Chattem, Inc.*                                         1,186,768
   14,400      Delta Petroleum Corp.*                                   358,560
    6,000      DeVry, Inc.                                              367,140
   50,000      DivX, Inc.*                                              376,000
  144,100      Falconstor Software, Inc.*                             1,034,638
   13,200      Fossil, Inc.*                                            394,944
   23,600      Graco, Inc.                                              906,948
    1,000      J.B. Hunt Transport Services, Inc.*                       33,000
   12,600      Interdigital, Inc.*                                      312,984
   22,600      J. Crew Group, Inc.*                                     738,342
   25,000      Kinetic Concepts, Inc.*                                  988,000
   78,080      Loopnet, Inc.*                                           869,811
   37,200      Martek Biosciences Corp.*                              1,262,568
   36,000      Marvel Entertainment, Inc.*                            1,188,000
   33,000      McMoRan Exploration Co.*                                 904,200
   45,300      Mentor Corp.                                           1,204,980
   22,000      Neustar, Inc.*                                           477,180
  109,600      Nighthawk Radiology Holdings, Inc.*                      796,792
  115,500      Novatel Wireless, Inc.*                                1,271,655
   25,000      Omrix Biopharmaceuticals, Inc.*                          396,500
   85,400      Omnivison Technologies, Inc.*                          1,051,274
   15,000      Polycom, Inc.*                                           373,200
   10,400      Priceline.com, Inc.*                                   1,301,352
   83,000      Qlogic Corp.*                                          1,210,970
    2,000      SPSS, Inc.*                                               73,100
   59,400      Sciele Pharma, Inc.*                                   1,144,044
   56,000      Sigma Designs, Inc.*                                     823,760
   12,300      Steel Dynamics, Inc.                                     472,443
   33,200      Synaptics, Inc.*                                       1,273,884
   27,400      Time Warner Telecom, Inc.*                               443,332
   16,000      Terra Industries, Inc.                                   805,600
   32,150      Trico Marine Services, Inc.*                           1,168,653
   51,840      True Religion Apparel, Inc.*                           1,387,238
   13,000      United Therapeutics Corp.*                             1,253,850
    3,000      Wolverine World Wide, Inc.                                81,150
                                                                    -----------
               Total                                                $33,897,830
                                                                    ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2008 aggregated $153,252,862 and $167,059,936, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund's assets:

Valuation Inputs                                                    Investments
-------------------------------------------------------------------------------
Level 1 - Quoted Prices                                            $164,278,453
Level 2 - Other Significant Observable Inputs                        39,421,608
Level 3 - Significant Unobservable Inputs                                    --
                                                                   ------------
Total                                                              $203,700,061
                                                                   ============

The accompanying notes are an integral part of these financial statements.  11

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  Six Months
                                                Ended 6/30/08      Year End
Class I                                          (unaudited)       12/31/07
Net asset value, beginning of period                $  22.44       $  26.79
                                                    --------       --------
Increase (decrease) from investment
 operations:
 Net investment loss                                $     --       $  (0.07)
 Net realized and unrealized gain (loss)
  on investments                                       (2.11)         (0.53)
                                                    --------       --------
  Net increase (decrease) from investment
    operations                                      $  (2.11)      $  (0.60)
Distributions to shareowners:
 Net realized gain                                     (1.80)         (3.75)
                                                    --------       --------
Net increase (decrease) in net asset value          $  (3.91)      $  (4.35)
                                                    --------       --------
Net asset value, end of period                      $  18.53       $  22.44
                                                    ========       ========
Total return*                                          (9.72)%        (3.86)%
Ratio of net expenses to average net assets             0.85%**        0.81%
Ratio of net investment loss to average
 net assets                                            (0.01)%**      (0.25)%
Portfolio turnover rate                                  179%**         119%
Net assets, end of period (in thousands)            $166,019       $204,629
Ratios assuming no waiver of fees and
 assumption of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                           0.86%**        0.81%
 Net investment loss                                   (0.02)%**      (0.25)%

                                                 Year End      Year End      Year End       Year End
Class I                                          12/31/06      12/31/05    12/31/04 (a)     12/31/03
Net asset value, beginning of period             $  25.37      $  23.78      $  19.44       $  13.60
                                                 --------      --------      --------       --------
Increase (decrease) from investment
 operations:
 Net investment loss                             $  (0.01)     $  (0.01)     $  (0.01)      $  (0.02)
 Net realized and unrealized gain (loss)
  on investments                                     1.43          1.60          4.35           5.86
                                                 --------      --------      --------       --------
  Net increase (decrease) from investment
    operations                                   $   1.42      $   1.59      $   4.34       $   5.84
Distributions to shareowners:
 Net realized gain                                     --            --            --             --
                                                 --------      --------      --------       --------
Net increase (decrease) in net asset value       $   1.42      $   1.59      $   4.34       $   5.84
                                                 --------      --------      --------       --------
Net asset value, end of period                   $  26.79      $  25.37      $  23.78       $  19.44
                                                 --------      --------      --------       --------
Total return*                                        5.60%         6.69%        22.33%         42.94%
Ratio of net expenses to average net assets          0.79%         0.79%         0.81%          0.80%
Ratio of net investment loss to average
 net assets                                         (0.05)%       (0.02)%       (0.06)%        (0.16)%
Portfolio turnover rate                               105%           75%           19%            54%
Net assets, end of period (in thousands)         $276,947      $323,945      $383,468       $337,573
Ratios assuming no waiver of fees and
 assumption of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                        0.82%         0.80%         0.81%          0.80%
 Net investment loss                                (0.08)%       (0.03)%       (0.06)%        (0.16)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
**  Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


12  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $33,897,830) (cost $202,613,420)    $203,700,061
 Cash                                                                                              328,184
 Receivables -
  Investment securities sold                                                                       742,681
  Fund shares sold                                                                                  36,699
  Dividends and interest                                                                            45,698
  Due from Pioneer Investment Management, Inc.                                                      10,935
 Other                                                                                               1,544
                                                                                              ------------
   Total assets                                                                               $204,865,802
                                                                                              ------------
LIABILITIES:
 Payables -
  Investment securities purchased                                                             $    846,751
  Fund shares repurchased                                                                          257,798
  Upon return of securities loaned                                                              37,686,608
 Due to affiliates                                                                                  21,841
 Accrued expenses                                                                                   33,260
                                                                                              ------------
   Total liabilities                                                                          $ 38,846,258
                                                                                              ------------
NET ASSETS:
 Paid-in capital                                                                              $177,692,154
 Undistributed net investment loss                                                                  (5,800)
 Accumulated net realized loss                                                                 (12,753,451)
 Net unrealized gain on investments                                                              1,086,641
                                                                                              ------------
   Total net assets                                                                           $166,019,544
                                                                                              ------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (166,019,544/8,958,454)                                                              $      18.53
                                                                                              ------------

 The accompanying notes are an integral part of these financial statements.  13

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08

INVESTMENT INCOME:
 Dividends                                                                               $451,893
 Interest                                                                                  85,993
 Income from securities loaned, net                                                       191,376
                                                                                         --------
    Total investment income                                                                             $    729,262
                                                                                                        ------------
EXPENSES:
 Management fees                                                                         $644,457
 Transfer agent fees and expenses
  Class I                                                                                     748
 Administrative fees                                                                       19,595
 Custodian fees                                                                            22,527
 Professional fees                                                                         27,795
 Printing expense                                                                          10,412
 Fees and expenses of nonaffiliated trustees                                                2,952
 Miscellaneous                                                                             17,511
                                                                                         --------
    Total expenses                                                                                      $    745,997
                                                                                                        ------------
    Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                          (10,935)
                                                                                                        ------------
    Net expenses                                                                                        $    735,062
                                                                                                        ------------
     Net investment loss                                                                                $     (5,800)
                                                                                                        ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 Net realized loss on investments                                                                       $(12,576,043)
                                                                                                        ------------
 Change in net unrealized loss on investments                                                           $ (7,268,800)
                                                                                                        ------------
 Net loss on investments                                                                                $(19,844,843)
                                                                                                        ------------
 Net decrease in net assets resulting from operations                                                   $(19,850,643)
                                                                                                        ============

14  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08 and the Year Ended 12/31/07

                                                                         Six Months Ended
                                                                             6/30/08           Year Ended
                                                                           (unaudited)          12/31/07
FROM OPERATIONS:
Net investment loss                                                       $      (5,800)     $    (632,805)
Net realized gain (loss) on investments                                     (12,576,043)        18,397,160
Change in net unrealized loss                                                (7,268,800)       (24,194,241)
                                                                          -------------      -------------
  Net decrease in net assets resulting from operations                    $ (19,850,643)     $  (6,429,886)
                                                                          -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
  Class I ($1.80 and $3.75 per share, respectively)                       $ (14,795,360)     $ (34,465,790)
                                                                          -------------      -------------
    Total distributions to shareowners                                    $ (14,795,360)     $ (34,465,790)
                                                                          -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                          $   4,519,096      $  11,103,410
Reinvestment of distributions                                                14,795,587         34,465,317
Cost of shares repurchased                                                  (23,277,919)       (76,991,199)
                                                                          -------------      -------------
  Net decrease in net assets resulting from fund share transactions       $  (3,963,236)     $ (31,422,472)
                                                                          -------------      -------------
  Net decrease in net assets                                              $ (38,609,239)     $ (72,318,148)
NET ASSETS:
Beginning of period                                                         204,628,783        276,946,931
                                                                          -------------      -------------
End of period                                                             $ 166,019,544      $ 204,628,783
                                                                          =============      =============
Undistributed net investment loss                                         $      (5,800)     $          --
                                                                          =============      =============


                                     '08 Shares        '08 Amount         '07 Shares        '07 Amount
                                    (unaudited)        (unaudited)
CLASS I
Shares sold                             222,113      $   4,519,096           436,051      $  11,103,410
Reinvestment of distributions           769,001         14,795,587         1,359,578         34,465,317
Less shares repurchased              (1,150,555)       (23,277,919)       (3,013,945)       (76,991,199)
                                     ----------      -------------        ----------      -------------
  Net decrease                         (159,441)     $  (3,963,236)       (1,218,316)     $ (31,422,472)
                                     ==========      =============        ==========      =============

The accompanying notes are an integral part of these financial statements.  15

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Growth Opportunities VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries. The Portfolio's prospectus contains information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2008, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the fiscal year ended December 31, 2007 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

--------------------------------------------------------------------------------
                                                                       2007
--------------------------------------------------------------------------------
 Distributions paid from:
 Long-Term capital gain                                           $34,465,790
                                                                  -----------
  Total distributions                                             $34,465,790
                                                                  ===========
 Distributable Earnings:
 Undistributed long-term gain                                     $14,787,984
 Unrealized appreciation                                            8,185,409
                                                                  -----------
  Total                                                           $22,973,393
                                                                  ===========
--------------------------------------------------------------------------------

   The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2008, the Portfolio had no open futures contracts.

D. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

E. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

F. Portfolio Shares
   The Portfolio records sales and repurchases of its Portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (Unicredit) $209,232 in commissions on the sale of Trust shares for the six months ended June 30, 2008. Dividends and distributions to shareowners are recorded on the ex-dividend date.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated at the annual rate of 0.74% of the Portfolio's average daily net assets.

Effective May 1, 2007, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Class I expenses to 0.85% of the average daily net assets attributable to Class I shares. This expense limitation is in effect through May 1, 2009.

Prior to May 1, 2007, PIM agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Class I expenses to 0.79% of the average daily net assets attributable to Class I shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $21,679 in management fees, administrative costs and certain other services payable to PIM at June 30, 2008.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $162 in transfer agent fees payable to PIMSS at June 30, 2008.

4. New Pronouncements
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

Results of Shareholder Meeting

At a special meeting held on May 13, 2008, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Variable Contracts Trust, as noted below) follows:

---------------------------------------------------------------------------------------------------------------------------
                                                       For                Withhold           Abstain       Broker Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 1 - To elect Trustees*
  John F. Cogan, Jr.                              164,711,851.194      5,285,114.254           0                 0
  Daniel K. Kingsbury                             165,222,946.234      4,774,019.214           0                 0
  David R. Bock                                   164,963,647.028      5,033,318.420           0                 0
  Mary K. Bush                                    164,650,732.216      5,346,233.232           0                 0
  Benjamin M. Friedman                            165,102,105.803      4,894,859.645           0                 0
  Margaret B.W. Graham                            165,219,940.012      4,777,025.436           0                 0
  Thomas J. Perna                                 165,231,179.140      4,765,786.308           0                 0
  Marguerite A. Piret                             165,180,443.253      4,816,522.195           0                 0
  John Winthrop                                   164,783,515.329      5,213,450.119           0                 0
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                       For                 Against           Abstain       Broker Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 2 - To approve an amendment to the
 Declaration of Trust*                            156,965,554.071      7,761,986.720      5,269,424.657          0
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                       For                 Against           Abstain       Broker Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 3A - To approve changes to the
 Portfolio's fundamental investment policy
 relating to borrowing money                      7,924,341.268        329,630.171        548,882.925            0
 Proposal 3B - To approve changes to the
 Portfolio's fundamental investment policy
 relating to underwriting                         7,905,731.111        334,594.030        562,529.222            0
 Proposal 3C - To approve changes to the
 Portfolio's fundamental investment policy
 relating to lending                              7,910,198.590        363,133.606        529,522.166            0
 Proposal 3D - To approve changes to the
 Portfolio's fundamental investment policy
 relating to issuing senior securities            7,912,893.787        344,905.873        545,054.703            0
 Proposal 3E - To approve changes to the
 Portfolio's fundamental investment policy
 relating to real estate                          7,919,666.548        347,786.519        535,401.296            0
 Proposal 3F - To approve changes to the
 Portfolio's fundamental investment policy
 relating to commodities                          7,923,673.472        353,658.921        525,521.970            0
 Proposal 3G - To approve changes to the
 Portfolio's fundamental investment policy
 relating to concentration                        7,965,852.558        299,726.440        537,275.366            0
 Proposal 3H - To approve changes to the
 Portfolio's fundamental investment policy
 relating to diversification                      7,974,856.362        291,426.403        536,571.598            0
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                    For               Against            Abstain        Broker Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 4 - To approve an Amended and
 Restated Management Agreement with PIM           7,955,991.242        328,829.845        518,033.276            0
---------------------------------------------------------------------------------------------------------------------------

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Variable Contracts Trust. Results reported above reflect the combined votes of all series of the Trust.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one, three and five year periods ended June 30, 2007 and in the third quintile of its Morningstar category for the ten year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) After discussing the reasons for the Fund's underperformance with PIM, the Trustees agreed that they would monitor the performance of the Fund especially closely.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the first quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM and the investment performance of the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Fund pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, the management fee rate paid by the Fund for the twelve months ended June 30, 2007 was in the first quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that, on a hypothetical basis, such fee would be in the second quintile relative to the peer group at higher asset levels. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust

Officers                                         Trustees
John F. Cogan, Jr., President                    John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President    David R. Bock
Mark E. Bradley, Treasurer                       Mary K. Bush
Dorothy E. Bourassa, Secretary                   Benjamin M. Friedman
                                                 Margaret B.W. Graham
                                                 Daniel K. Kingsbury
                                                 Thomas J. Perna
                                                 Marguerite A. Piret
                                                 John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

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                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

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                           This page for your notes.

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                           This page for your notes.

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                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19616-02-0808


                                                            [LOGO]PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST
                       Pioneer High Yield VCT Portfolio -- Class I and II Shares



                                                               SEMIANNUAL REPORT
                                                                   June 30, 2008

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio
  Portfolio and Performance Update                2
  Comparing Ongoing Portfolio Expenses            3
  Portfolio Management Discussion                 4
  Schedule of Investments                         6
  Financial Statements                           21
  Notes to Financial Statements                  26
  Approval of Investment Advisory Agreement      32
  Trustees, Officers and Service Providers       35


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.


The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/08
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                 60.2%
U.S. Common Stocks                                   12.8%
Convertible Corporate Bonds                           8.0%
Temporary Cash Investment                             6.7%
Convertible Preferred Stocks                          5.9%
Senior Floating Rate Loan Interests                   3.2%
U.S. Preferred Stocks                                 2.4%
Asset Backed Securities                               0.4%
Collateralized Mortgage Obligations                   0.3%
Municipal Bonds                                       0.1%

Maturity Distribution
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

0-1 year                                             10.1%
1-3 years                                            15.6%
3-4 years                                            11.1%
4-6 years                                            47.7%
6-8 years                                             9.1%
8+ years                                              6.4%

Five Largest Holdings
(As a percentage of long-term holdings)*

  1.  Esterline Technology,
      7.75%, 6/15/13                 2.80%
  2.  Mueller Industries, Inc.,
      6.0%, 11/1/14                  2.68
  3.  Freeport-McMoran Copper &
      Gold, 5.5%, 12/31/49           2.67
  4.  Wesco Distribution, Inc.,
      7.5%, 10/15/17                 2.64
  5.  Forest City Enterprises,
      7.625%, 6/1/15                 2.42

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/08

Prices and Distributions

Net Asset Value Per Share       6/30/08       12/31/07
  Class I                       $10.41        $11.05
  Class II                      $10.41        $11.04

                            Net
Distributions Per Share     Investment     Short-Term        Long-Term
1/1/08 - 6/30/08            Income         Capital Gains     Capital Gains
  Class I                   $0.3180        $  -              $0.1025
  Class II                  $0.3046        $  -              $0.1025

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer High Yield VCT Portfolio at net asset value, compared to that of Merrill Lynch
(ML) High Yield Master II Index and of the ML Index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


             Pioneer High   Pioneer High     ML           ML
             Yield VCT      Yield VCT        High Yield   Convertible Bonds
             Portfolio,     Portfolio,       Master II    (Speculative Quality)
             Class I        Class II         Index        Index

5/00            10000           10000           10000           10000
                10692           10690           10193           10511
6/01            11854           11846           10100            8075
                12499           12427            9655            7378
6/03            14804           14688           11803            9201
                16254           16073           13006           11096
6/05            17393           17156           14387           11243
                18131           17822           15064           12329
6/07            20520           20140           16834           14560
6/08            20124           19704           16479           13013

Index comparisons begin on 4/30/00. The ML High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. The ML Index of Convertible Bonds (Speculative Quality) is a commonly accepted measure of the performance of speculative grade convertible bond securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2008)
--------------------------------------------------------------------------------

                           Class I     Class II
Life-of-Class (5/1/00)       8.68%       8.39%
5 Years                      6.33%       6.05%
1 Year                      -1.93%      -2.17%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from January 1, 2008 through June 30, 2008.

Share Class                                         I               II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/08               $1,000.00        $1,000.00
Ending Account Value on 6/30/08                 $  980.10        $  979.80
Expenses Paid During Period*                    $    3.84        $    5.04

* Expenses are equal to the Portfolio's annualized expense ratio of 0.78% and 1.03% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2008 through June 30, 2008.

Share Class                                         I               II
-------------------------------------------------------------------------------
Beginning Account Value on 1/1/08               $1,000.00        $1,000.00
Ending Account Value on 6/30/08                 $1,020.98        $1,019.63
Expenses Paid During Period*                    $    3.92        $    5.14

* Expenses are equal to the Portfolio's annualized expense ratio of 0.78% and 1.03% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/08
--------------------------------------------------------------------------------

Concerns about the health of financial institutions, a weakening economy, inflation and the possibility of Federal Reserve Board interest-rate hikes - along with a periodic lack of liquidity - led to volatility in the capital markets during the six months ended June 30, 2008. In this interview, portfolio managers Tracy Wright and Andrew Feltus explain the factors that drove the Portfolio's performance during this challenging period.

Q. How did the Portfolio perform?

A. For the six months ended June 30, 2008, the Portfolio's Class I and Class II shares had total returns based on net asset value of -1.99% and -2.02%, respectively. By comparison, the Merrill Lynch High Yield Master II Index returned -1.28%, the Merrill Lynch Convertible Securities/Speculative Grade Index returned -4.74%, and the average return of the 105 funds in the Lipper Variable Annuity High Current Yield Funds category returned -1.51%.

Q. What was the investment environment like for high-yield bonds?

A. It was volatile. There was a credit crunch as access to capital shriveled due to contagion from the subprime mortgage meltdown. Banks were starting to post significant losses, which continued throughout the period. The Federal Reserve Board worked feverishly to buoy the economy and the markets by aggressively lowering short-term interest rates, instituting programs to ease access to credit and by stepping in to help facilitate the sale in March of collapsed investment bank Bear Stearns to JPMorgan Chase. The default rate ticked up slightly, but the main issue in high-yield was restricted liquidity, which made trading difficult. Nevertheless, relatively healthy yields helped to soften declines in high-yield bond prices for the period.

Q. What factors influenced the Portfolio's performance relative to the Merrill Lynch High Yield Master II Index?

A. The Portfolio's underperformance to its primary benchmark index was influenced by the ability to invest across a company's capital structure. We looked to invest optimally in the best companies by holding high-yield bonds, floating-rate loans, equity holdings and equity-linked exposure - including convertible preferred stock and convertible bonds. The Portfolio's performance relative to the index was hampered by its allocation to equities, as stocks underperformed high-yield bonds during the period. However, security selection within each of the main asset classes - high-yield bonds, stocks and convertible securities - was positive. At the sector level, underweighting the automotive group helped performance, as did overweighting aerospace/ defense, metals/mining and capital goods. However, overweighting chemicals along with underweighting telecommunications and cable TV hurt performance.

Q. Which Portfolio holdings contributed most to relative performance during the past six months? Which detracted?

A. Four of the Portfolio's top performers were companies with businesses tied to energy and commodities, all of which benefited from the steady increase in energy and commodity prices. They included the convertible preferred stock of PetroQuest Energy, an independent oil and gas company; the common stock of SandRidge Energy, which engages in oil and gas drilling and exploration; the convertible bonds of metals and mining firm Freeport McMoRan; and high-yield bonds issued by aluminum producer Algoma Acquisition. Bonds issued by Valiant Pharmaceutical also helped performance, as the company called them at a premium.

A Word About Risk:

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   On the down side, bonds issued by Millennium Chemical lagged due in part to increased input costs for petroleum. NCO Group - which provides business-outsourcing services - saw its bonds decline in price due to concerns that the firm might be hurt by its link to consumer financing. Higher crude oil prices and reduced demand - people were driving less - hurt the common stocks of oil refiners Tesoro and Valero Energy. Lastly, the Portfolio's holdings of bonds issued by bond insurer MBIA declined as the company came under pressure resulting from difficulties in the financial system.

Q. What is your outlook?

A. High-yield bond spreads - meaning the yield advantage offered by high-yield bonds over comparable Treasuries - currently reflect a significant pick-up in the default rate, to a degree we think will not materialize. Therefore, we think the market currently offers significant value. We believe the capital markets have re-opened to the extent that higher-quality issuers are now once again able to access capital, and corporate earnings growth has remained steady. We think global growth should help offset any domestic slowdown, as financial institutions continue to work through their problems.





























   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (c)     Ratings                                                              Value
                                        CONVERTIBLE PREFERRED STOCKS - 6.4%
                                        Energy - 1.1%
                                        Oil & Gas Exploration & Production - 1.1%
    12,270                  B+/N/A      Petroquest Energy, 6.875%, 12/31/49               $  1,195,834
                                                                                          ------------
                                        Total Energy                                      $  1,195,834
                                                                                          ------------
                                        Materials - 2.7%
                                        Diversified Metals & Mining - 2.7%
     1,200                  NR/NR       Freeport-MC Copp., 5.5%, 12/31/49                 $  3,019,500
                                                                                          ------------
                                        Total Materials                                   $  3,019,500
                                                                                          ------------
                                        Capital Goods - 0.5%
                                        Electrical Component & Equipment - 0.5%
     2,000                  B+/N/A      General Cable Corp., 5.75%, 11/24/13              $    614,375
                                                                                          ------------
                                        Total Capital Goods                               $    614,375
                                                                                          ------------
                                        Banks - 1.2%
                                        Thrifts & Mortgage Finance - 1.2%
    14,000                  NR/NR       Sovereign Capital Trust IV, 4.375%, 3/1/34        $    430,500
     1,625                  B+/N/A      Washington Mutual Preferred, 7.75%, 12/31/49           952,656
                                                                                          ------------
                                                                                          $  1,383,156
                                                                                          ------------
                                        Total Banks                                       $  1,383,156
                                                                                          ------------
                                        Diversified Financials - 0.2%
                                        Asset Management & Custody Banks - 0.2%
     5,000                  B+/N/A      Legg Mason, Inc., 7.0%, 6/30/11                   $    210,200
                                                                                          ------------
                                        Total Diversified Financials                      $    210,200
                                                                                          ------------
                                        Utilities - 0.7%
                                        Multi-Utilities - 0.7%
    10,000                  NR/NR       CMS Energy Corp., 4.5%, 12/31/49                  $    780,625
                                                                                          ------------
                                        Total Utilities                                   $    780,625
                                                                                          ------------
                                        TOTAL CONVERTIBLE PREFERRED STOCKS
                                        (Cost $5,653,040)                                 $  7,203,690
                                                                                          ------------
                                        CONVERTIBLE CORPORATE BONDS - 8.7%
                                        Capital Goods - 1.5%
                                        Electrical Component & Equipment - 0.6%
   845,000                  BB+/Ba2     Roper Industries, Inc., 1.4813%, 1/15/34          $    695,013
                                                                                          ------------
                                        Trading Companies & Distributors - 0.9%
 1,230,000                  B/NR        Wesco Distribution, Inc., 1.75%, 11/15/26         $  1,028,588
                                                                                          ------------
                                        Total Capital Goods                               $  1,723,601
                                                                                          ------------
                                        Transportation - 0.4%
                                        Marine - 0.4%
   525,000                  B/B3        Horizon Lines, 4.25%, 8/15/12                     $    407,531
                                                                                          ------------
                                        Total Transportation                              $    407,531
                                                                                          ------------
                                        Consumer Services - 0.4%
                                        Casinos & Gaming - 0.4%
   495,000                  B+/B1       Shuffle Master, 1.25%, 4/15/24                    $    457,875
                                                                                          ------------
                                        Total Consumer Services                           $    457,875
                                                                                          ------------

6  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (c)     Ratings                                                                    Value
                                        Media - 1.5%
                                        Advertising - 1.5%
 1,665,000                  B+/Ba3      Interpublic Group Co., 4.25%, 3/15/23 (144A)            $  1,685,813
                                                                                                ------------
                                        Total Media                                             $  1,685,813
                                                                                                ------------
                                        Retailing - 0.9%
                                        Automotive Retail - 0.9%
 1,000,000                  B/B2        Sonic Automotive, Inc., 5.25%, 5/7/09                   $    970,000
                                                                                                ------------
                                        Total Retailing                                         $    970,000
                                                                                                ------------
                                        Health Care Equipment & Services - 0.8%
                                        Health Care Services - 0.8%
 1,150,000                  B+/B3       Omnicare, Inc., 3.25%, 12/15/35                         $    859,625
                                                                                                ------------
                                        Health Care Supplies - 0.0%
    35,000                  B-/NR       Inverness Medical Innovation, 3.0%, 5/15/16 (144A)      $     33,731
                                                                                                ------------
                                        Total Health Care Equipment & Services                  $    893,356
                                                                                                ------------
                                        Pharmaceuticals & Biotechnology - 0.8%
                                        Biotechnology - 0.3%
   635,000                  NA/NA       Mannkind Corp., 3.75%, 12/15/13                         $    338,931
                                                                                                ------------
                                        Life Sciences Tools & Services - 0.1%
   410,000                  NA/NA       Verenium Corp., 5.5%, 4/1/27 (144A)                     $    157,850
                                                                                                ------------
                                        Pharmaceuticals - 0.4%
   590,000                  NR/NR       Epix Medical, Inc., 3.0%, 6/15/24                       $    356,950
                                                                                                ------------
                                        Total Pharmaceuticals & Biotechnology                   $    853,731
                                                                                                ------------
                                        Diversified Financials - 0.4%
                                        Diversified Financial Services - 0.4%
   600,000                  B-/Aa1      Nortel Networks, 2.125%, 4/15/14                        $    402,000
                                                                                                ------------
                                        Total Diversified Financials                            $    402,000
                                                                                                ------------
                                        Real Estate - 1.2%
                                        Office Real Estate Investment Trust - 0.5%
   600,000                  NR/NR       Alexandria Real, 3.7%, 1/15/27 (144A)                   $    582,000
                                                                                                ------------
                                        Retail Real Estate Investment Trust - 0.7%
 1,010,000                  NA/NA       General Growth Properties, 3.98%, 4/15/27 (144A)        $    791,588
                                                                                                ------------
                                        Total Real Estate                                       $  1,373,588
                                                                                                ------------
                                        Technology Hardware & Equipment - 0.8%
                                        Electronic Equipment & Instruments - 0.5%
   500,000                  NR/NR       Newport Corp., 2.5%, 2/15/12 (144A)                     $    412,500
   250,000                  B+/B3       Vishay Intertechnology, 3.625%, 8/1/23                       248,438
                                                                                                ------------
                                                                                                $    660,938
                                                                                                ------------
                                        Technology Distributors - 0.3%
   250,000                  BB-/NR      Anixter International, Inc., 1.0%, 2/15/13 (144A)       $    274,373
                                                                                                ------------
                                        Total Technology Hardware & Equipment                   $    935,311
                                                                                                ------------
                                        TOTAL CONVERTIBLE CORPORATE BONDS
                                        (Cost $10,972,469)                                      $  9,702,806
                                                                                                ------------

  The accompanying notes are an integral part of these financial statements.  7

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (c)     Ratings                                                                    Value
                                        PREFERRED STOCKS - 2.6%
                                        Health Care Equipment & Services - 0.5%
                                        Health Care Supplies - 0.5%
     2,420                              Inverness Medical, 3.0%, 12/31/49*                      $    573,540
                                                                                                ------------
                                        Total Health Care Equipment & Services                  $    573,540
                                                                                                ------------
                                        Insurance - 0.6%
                                        Life & Health Insurance - 0.6%
    34,000                              Delphi Financial Group, 7.376%, 5/15/37                 $    646,000
                                                                                                ------------
                                        Total Insurance                                         $    646,000
                                                                                                ------------
                                        Real Estate - 1.5%
                                        Real Estate Management & Development - 1.5%
    75,000                              Forest City Enterprises, 7.375%, 2/1/34                 $  1,660,500
                                                                                                ------------
                                        Total Real Estate                                       $  1,660,500
                                                                                                ------------
                                        TOTAL PREFERRED STOCKS
                                        (Cost $3,374,047)                                       $  2,880,040
                                                                                                ------------
                                        COMMON STOCKS - 13.8%
                                        Energy - 0.8%
                                        Oil & Gas Exploration & Production - 0.3%
     4,425                              SandRidge Energy, Inc.*                                 $    285,767
                                                                                                ------------
                                        Oil & Gas Refining & Marketing - 0.5%
    14,400                              Tesoro Petroleum Corp. (b)                              $    284,688
     9,000                              Valero Energy Corp.                                          370,620
                                                                                                ------------
                                                                                                $    655,308
                                                                                                ------------
                                        Total Energy                                            $    941,075
                                                                                                ------------
                                        Materials - 1.5%
                                        Construction Materials - 0.4%
     8,352                              Texas Industries, Inc. (b)                              $    468,798
                                                                                                ------------
                                        Diversified Metals & Mining - 0.9%
     4,900                              Freeport-McMoRan Copper & Gold, Inc. (Class B)          $    574,231
    88,500                              Polyment Mining Corp.*                                       341,610
                                                                                                ------------
                                                                                                $    915,841
                                                                                                ------------
                                        Gold - 0.2%
     5,900                              Barrick Gold Corp.                                      $    268,450
                                                                                                ------------
                                        Total Materials                                         $  1,653,089
                                                                                                ------------
                                        Capital Goods - 2.6%
                                        Aerospace & Defense - 0.2%
     7,600                              BAE Aerospace, Inc.*                                    $    177,004
                                                                                                ------------
                                        Building Products - 0.4%
    13,600                              Lennox International, Inc.                              $    393,856
                                                                                                ------------
                                        Construction & Farm Machinery & Heavy Trucks - 0.2%
    33,200                              Commercial Vehicle Group, Inc.*                         $    310,420
                                                                                                ------------

8  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (c)     Ratings                                                         Value
                                        Electrical Component & Equipment - 1.0%
    11,100                              Cooper Industries, Inc.                      $    438,450
    10,800                              General Cable Corp.*(b)                           657,180
                                                                                     ------------
                                                                                     $  1,095,630
                                                                                     ------------
                                        Industrial Machinery - 0.8%
     8,800                              ESCO Electronics Corp.*(b)                   $    412,896
     9,000                              ITT Corp.                                         569,970
                                                                                     ------------
                                                                                     $    982,866
                                                                                     ------------
                                        Total Capital Goods                          $  2,959,776
                                                                                     ------------
                                        Consumer Services - 0.8%
                                        Casinos & Gaming - 0.4%
    15,100                              Scientific Games Corp.*(b)                   $    447,262
                                                                                     ------------
                                        Specialized Consumer Services - 0.4%
    40,800                              Service Corp International*                  $    402,288
                                                                                     ------------
                                        Total Consumer Services                      $    849,550
                                                                                     ------------
                                        Media - 0.3%
                                        Movies & Entertainment - 0.1%
     5,513                              Cinemark Holdings, Inc.*                     $     72,000
                                                                                     ------------
                                        Publishing - 0.2%
     5,800                              McGraw-Hill Co., Inc.                        $    232,696
                                                                                     ------------
                                        Total Media                                  $    304,696
                                                                                     ------------
                                        Retailing - 0.3%
                                        Department Stores - 0.3%
     8,700                              J.C. Penney Co., Inc.                        $    315,723
                                                                                     ------------
                                        Total Retailing                              $    315,723
                                                                                     ------------
                                        Food, Beverage & Tobacco - 0.2%
                                        Tobacco - 0.2%
     5,300                              Reynolds American, Inc.                      $    247,351
                                                                                     ------------
                                        Total Food, Beverage & Tobacco               $    247,351
                                                                                     ------------
                                        Health Care Equipment & Services - 0.7%
                                        Health Care Equipment - 0.2%
    15,900                              Thoratec Corp.*                              $    276,501
                                                                                     ------------
                                        Health Care Supplies - 0.3%
     9,000                              Inverness Medical Innovations, Inc.*(b)      $    298,530
                                                                                     ------------
                                        Managed Health Care - 0.2%
     3,200                              CIGNA Corp.                                  $    113,248
     3,900                              United Healthcare Group, Inc.*                    102,375
                                                                                     ------------
                                                                                     $    215,623
                                                                                     ------------
                                        Total Health Care Equipment & Services       $    790,654
                                                                                     ------------

  The accompanying notes are an integral part of these financial statements.  9

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (c)     Ratings                                                                   Value
                                        Pharmaceuticals & Biotechnology - 1.5%
                                        Life Sciences Tools & Services - 1.5%
     9,015                              Bio-Rad Laboratories, Inc.*                            $    729,223
    10,500                              Thermo Fisher Scientific, Inc.*                             585,165
     6,400                              Waters Corp.*                                               412,800
                                                                                               ------------
                                                                                               $  1,727,188
                                                                                               ------------
                                        Total Pharmaceuticals & Biotechnology                  $  1,727,188
                                                                                               ------------
                                        Real Estate - 0.7%
                                        Mortgage Real Estate Investment Trust - 0.4%
    28,000                              Annaly Capital Management, Inc.                        $    434,280
                                                                                               ------------
                                        Retail Real Estate Investment Trust - 0.3%
    11,077                              General Growth Properties (b)                          $    388,027
                                                                                               ------------
                                        Total Real Estate                                      $    822,307
                                                                                               ------------
                                        Technology Hardware & Equipment - 1.4%
                                        Communications Equipment - 0.4%
     7,700                              CommScope, Inc.*                                       $    406,329
                                                                                               ------------
                                        Electronic Equipment & Instruments - 0.7%
     7,900                              Itron, Inc.*                                           $    776,965
                                                                                               ------------
                                        Electronic Manufacturing Services - 0.3%
     9,300                              Tyco Electronics, Ltd.                                 $    333,126
                                                                                               ------------
                                        Total Technology Hardware & Equipment                  $  1,516,420
                                                                                               ------------
                                        Telecommunication Services - 0.5%
                                        Alternative Carriers - 0.4%
    72,077                              Paetec Holding Corp*                                   $    457,689
                                                                                               ------------
                                        Integrated Telecommunication Services - 0.1%
    10,400                              Windstream Corp.                                       $    128,336
                                                                                               ------------
                                        Total Telecommunication Services                       $    586,025
                                                                                               ------------
                                        Utilities - 2.5%
                                        Gas Utilities - 0.4%
     5,900                              Questar Corp.                                          $    419,136
                                                                                               ------------
                                        Independent Power Producer & Energy Traders - 1.5%
    38,600                              NRG Energy, Inc.*                                      $  1,655,940
                                                                                               ------------
                                        Multi-Utilities - 0.6%
     3,900                              Public Service Enterprise Group, Inc.                  $    179,127
     9,545                              Sempra Energy (b)                                           538,815
                                                                                               ------------
                                                                                               $    717,942
                                                                                               ------------
                                        Total Utilities                                        $  2,793,018
                                                                                               ------------
                                        TOTAL COMMON STOCKS
                                        (Cost $13,952,448)                                     $ 15,506,872
                                                                                               ------------

10  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (c)     Ratings                                                                            Value
                                         ASSET BACKED SECURITY - 0.4%
                                         Energy - 0.4%
                                         Oil & Gas Equipment & Services - 0.4%
   500,000     7.74         NR/NR        Sevan Marine ASA, Floating Rate Note, 5/14/13 (144A)           $    465,000
                                                                                                        ------------
                                         TOTAL ASSET BACKED SECURITY
                                         (Cost $460,336)                                                $    465,000
                                                                                                        ------------
                                         COLLATERALIZED MORTGAGE OBLIGATION - 0.3%
                                         Materials - 0.3%
                                         Forest Products - 0.3%
   450,000                  BB/Ba2       T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)                     $    351,000
                                                                                                        ------------
                                         TOTAL COLLATERALIZED MORTGAGE OBLIGATION
                                         (Cost $453,975)                                                $    351,000
                                                                                                        ------------
                                         CORPORATE BONDS - 65.0%
                                         Energy - 6.5%
                                         Coal & Consumable Fuels - 0.7%
   800,000                  B+/B2        Massey Energy Co., 6.875%, 12/15/13                            $    780,000
                                                                                                        ------------
                                         Oil & Gas Equipment & Services - 0.2%
   225,000                  BB-/B2       Complete Production Service, 8.0%, 12/15/16                    $    224,719
                                                                                                        ------------
                                         Oil & Gas Exploration & Production - 2.8%
   500,000                  BB/B1        Cimarex Energy Co., 7.125%, 5/1/17                             $    491,250
   755,000                  BB-/B3       Hilcorp Energy, 7.75%, 11/1/15 (144A)                               724,800
   650,000                  B/Caa1       Parallel Petroleum Corp., 10.25%, 8/1/14                            651,625
   275,000                  B-/B3        SandRidge Energy, Inc., 8.0%, 6/1/18                                276,375
 1,000,000                  B/B3         SandRidge Energy, Inc., 8.625, 4/1/15 (144A)                      1,025,000
                                                                                                        ------------
                                                                                                        $  3,169,050
                                                                                                        ------------
                                         Oil & Gas Refining & Marketing - 1.5%
   531,000                  BB-/B1       Frontier Oil Corp., 6.625%, 10/1/11                            $    523,035
 1,150,000                  BB+/Ba1      Tesoro Corp., 6.625%, 11/1/15                                     1,060,875
   345,000                  B-/B3        Verasun Energy Corp., 9.375%, 6/1/17                                177,675
                                                                                                        ------------
                                                                                                        $  1,761,585
                                                                                                        ------------
                                         Oil & Gas Storage & Transportation - 1.3%
 1,250,000                  B+/B1        Holly Energy Partners LP, 6.25%, 3/1/15                        $  1,131,250
   405,000     7.00         BB/Ba1       Teppco Partners LP, Floating Rate Note, 6/1/67                      350,902
                                                                                                        ------------
                                                                                                        $  1,482,152
                                                                                                        ------------
                                         Total Energy                                                   $  7,417,506
                                                                                                        ------------
                                         Materials - 10.8%
                                         Aluminum - 2.3%
   590,000     6.83         B-/B3        Noranda Aluminum Acquisition, Floating Rate Note, 5/15/15      $    508,875
 2,250,000                  B/B3         Novelis, Inc., 7.25%, 2/15/15                                     2,126,250
                                                                                                        ------------
                                                                                                        $  2,635,125
                                                                                                        ------------
                                         Commodity Chemicals - 5.2%
 1,000,000                  B/B3         Arco Chemical Co., 9.8%, 2/1/20                                $    795,000
 2,350,000                  CCC/Caa1     Georgia Gulf Corp., 9.5%, 10/15/14 (b)                            1,756,625
 2,090,000                  B-/B3        Millenium America, Inc., 7.625%, 11/15/26                         1,128,600
 2,500,000                  B+/Ba3       Nova Chemicals Corp., 7.875%, 9/15/25                             2,050,000
                                                                                                        ------------
                                                                                                        $  5,730,225
                                                                                                        ------------

 The accompanying notes are an integral part of these financial statements.  11

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (c)     Ratings                                                                      Value
                                          Diversified Chemical - 0.4%
   645,000                  B-/B3         Ineos Group Holdings Plc, 8.5%, 2/15/16 (144A) (b)      $    424,088
                                                                                                  ------------
                                          Metal & Glass Containers - 1.4%
 1,950,000                  B/B2          Crown Cork and Seal Co., Inc., 7.375%, 12/15/26         $  1,599,000
                                                                                                  ------------
                                          Paper Packaging - 0.7%
   545,000                  CCC+/Caa1     Graham Packaging Co., 9.875%, 10/15/14                  $    482,325
   405,000                  B-/B3         Graphic Packaging Co., 9.5%, 8/15/13                         386,775
                                                                                                  ------------
                                                                                                  $    869,100
                                                                                                  ------------
                                          Steel - 0.8%
   930,000                  B-/Caa1       Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)        $    883,500
                                                                                                  ------------
                                          Total Materials                                         $ 12,141,038
                                                                                                  ------------
                                          Capital Goods - 17.2%
                                          Aerospace & Defense - 5.0%
 2,500,000                  B/B3          DRS Technologies, Inc., 6.875%, 11/1/13                 $  2,500,000
 3,150,000                  B+/B1         Esterline Technology, 7.75%, 6/15/13                       3,165,750
                                                                                                  ------------
                                                                                                  $  5,665,750
                                                                                                  ------------
                                          Building Products - 0.5%
   570,000                  B/B2          Esco Corp, 8.625%, 12/15/13 (144A)                      $    575,700
                                                                                                  ------------
                                          Construction & Farm Machinery & Heavy Trucks - 1.2%
    95,000                  BB-/B1        American Railcar, 7.5%, 3/1/14                          $     88,350
   250,000                  B+/B2         Greenbrier Co., Inc., 2.375%, 5/15/26                        184,063
   965,000                  B/B2          Greenbrier Co., Inc., 8.375%, 5/15/15                        919,163
                                                                                                  ------------
                                                                                                  $  1,191,576
                                                                                                  ------------
                                          Electrical Component & Equipment - 2.3%
 1,450,000                  B/B3          Baldor Electric, 8.625%, 2/15/17 (b)                    $  1,457,250
   145,000                  BB-/Ba1       Belden CDT, Inc., 7.0%, 3/15/17                              139,200
 1,050,000                  B+/B1         General Cable Corp., 7.125%, 4/1/17                        1,000,125
                                                                                                  ------------
                                                                                                  $  2,596,575
                                                                                                  ------------
                                          Industrial Machinery - 5.5%
 2,000,000                  BB-/B1        Gardner Denver, Inc., 8.0%, 5/1/13 (144A)               $  1,990,000
 3,350,000                  NR/NR         Mueller Industries, Inc., 6.0%, 11/1/14                    3,031,750
 1,450,000                  B/B3          Mueller Water Products, 7.375%, 6/1/17                     1,239,750
                                                                                                  ------------
                                                                                                  $  6,261,500
                                                                                                  ------------
                                          Trading Companies & Distributors - 2.7%
 3,320,000                  B/B1          Wesco Distribution, Inc., 7.5%, 10/15/17                $  2,988,000
                                                                                                  ------------
                                          Total Capital Goods                                     $ 19,279,101
                                                                                                  ------------
                                          Commercial Services & Supplies - 1.4%
                                          Diversified Commercial Services - 1.4%
 1,910,000     7.55         B-/B3         NCO Group, Inc., Floating Rate Note, 11/15/13           $  1,532,775
                                                                                                  ------------
                                          Total Commercial Services & Supplies                    $  1,532,775
                                                                                                  ------------

12  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (c)     Ratings                                                                             Value
                                          Transportation - 0.5%
                                          Trucking - 0.5%
   220,000                  B-/Caa1       Allison Transmission, 11.0%, 11/1/15 (144A) (b)                $    196,900
   475,000                  B-/Caa1       Allison Transmission, 11.25%, 11/1/15 (144A)                        410,875
                                                                                                         ------------
                                                                                                         $    607,775
                                                                                                         ------------
                                          Total Transportation                                           $    607,775
                                                                                                         ------------
                                          Automobiles & Components - 1.1%
                                          Auto Parts & Equipment - 1.1%
   260,000                  B-/B3         Cooper Standard Auto, 7.0%, 12/15/12                           $    217,100
   330,000                  CCC+/Caa1     Cooper Standard Auto, 8.375%, 12/15/14                              242,550
   935,000                  B+/B3         Lear Corp., 8.75%, 12/1/16                                          729,300
                                                                                                         ------------
                                                                                                         $  1,188,950
                                                                                                         ------------
                                          Total Automobiles & Components                                 $  1,188,950
                                                                                                         ------------
                                          Consumer Durables & Apparel - 1.2%
                                          Homebuilding - 0.4%
   560,000                  BB-/B1        Meritage Homes Corp., 6.25%, 3/15/15                           $    448,000
                                                                                                         ------------
                                          Housewares & Specialties - 0.8%
 1,250,000                  CCC+/Caa1     Yankee Acquisition Corp., 9.75%, 2/15/17 (b)                   $    900,000
                                                                                                         ------------
                                          Total Consumer Durables & Apparel                              $  1,348,000
                                                                                                         ------------
                                          Consumer Services - 1.6%
                                          Casinos & Gaming - 1.4%
 1,335,000                  BB+/Ba2       Manshantucket Pequot Tribe, 8.5%, 11/15/15 (144A)              $  1,178,138
   380,000                  BB-/Ba3       Scientific Games Corp., 6.25%, 12/15/12                             363,850
                                                                                                         ------------
                                                                                                         $  1,541,988
                                                                                                         ------------
                                          Leisure Facilities - 0.2%
   230,000                  B/B3          Firekeepers Development Authority, 13.875%, 5/1/15 (144A)      $    224,825
                                                                                                         ------------
                                          Total Consumer Services                                        $  1,766,813
                                                                                                         ------------
                                          Media - 2.1%
                                          Advertising - 1.4%
 1,500,000                  B+/Ba3        Interpublic Group, Inc., 7.25%, 8/15/11                        $  1,455,000
                                                                                                         ------------
                                          Broadcasting & Cable TV - 0.6%
   990,000                  CCC/B3        Univision Communications, 9.75%, 3/15/15 (144A) (b)            $    727,650
                                                                                                         ------------
                                          Publishing - 0.1%
   180,000                  B/B2          Sheridan Acquisition Corp., 10.25%, 8/15/11                    $    165,600
                                                                                                         ------------
                                          Total Media                                                    $  2,348,250
                                                                                                         ------------
                                          Retailing - 0.4%
                                          Automotive Retail - 0.4%
   500,000                  B/B1          Sonic Automotive, Inc., 8.625%, 8/15/13                        $    462,500
                                                                                                         ------------
                                          Total Retailing                                                $    462,500
                                                                                                         ------------
                                          Food, Beverage & Tobacco - 0.2%
                                          Tobacco - 0.2%
   200,000                  B+/B2         Alliance One International, Inc., 8.5%, 5/15/12                $    188,000
                                                                                                         ------------
                                          Total Food, Beverage & Tobacco                                 $    188,000
                                                                                                         ------------

The accompanying notes are an integral part of these financial statements.  13

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (c)     Ratings                                                                           Value
                                          Health Care Equipment & Services - 1.3%
                                          Health Care Facilities - 0.9%
   280,000                  B/B3          Community Health Systems, 8.875%, 7/15/15                    $    281,750
   420,000                  CCC+/Caa1     Surgical Care Affiliates, 10.0%, 7/15/17 (144A)                   327,600
   540,000                  B-/B3         Surgical Care Affiliates, 8.875%, 7/15/15 (144A)                  472,500
                                                                                                       ------------
                                                                                                       $  1,081,850
                                                                                                       ------------
                                          Health Care Supplies - 0.4%
   315,000                  B-/B3         LVB Acquisition Merger, 10.375%, 10/15/17                    $    333,900
                                                                                                       ------------
                                          Total Health Care Equipment & Services                       $  1,415,750
                                                                                                       ------------
                                          Pharmaceuticals & Biotechnology - 1.6%
                                          Life Sciences Tools & Services - 0.3%
   440,000                  BB+/Ba3       Bio-Rad Laboratories, Inc., 6.125%, 12/15/14                 $    415,800
                                                                                                       ------------
                                          Pharmaceuticals - 1.3%
 1,325,000                  B+/Ba3        Valeant Pharmaceuticals, 7.0%, 12/15/11                      $  1,371,375
                                                                                                       ------------
                                          Total Pharmaceuticals & Biotechnology                        $  1,787,175
                                                                                                       ------------
                                          Diversified Financials - 1.7%
                                          Multi-Sector Holding - 1.1%
   500,000                  BB+/Ba2       Leucadia National, 7.125%, 3/15/17 (144A)                    $    477,500
   785,000                  BB+/Ba2       Leucadia National, 8.125%, 9/15/15                                788,925
                                                                                                       ------------
                                                                                                       $  1,266,425
                                                                                                       ------------
                                          Specialized Finance - 0.6%
   400,000         9.47     BB+/NR        Foundation RE II Ltd., Floating Rate Note, 11/26/10          $    401,160
   250,000        19.42     NA/NA         Successor II Ltd., Cat Bond, Floating Rate Note, 4/6/10           246,250
                                                                                                       ------------
                                                                                                       $    647,410
                                                                                                       ------------
                                          Total Diversified Financials                                 $  1,913,835
                                                                                                       ------------
                                          Insurance - 2.0%
                                          Insurance Brokers - 1.0%
   630,000                  CCC/Caa1      Alliant Holdings, Inc., 11.0%, 5/1/15 (144A)                 $    548,100
   790,000                  CCC+/Caa1     Hub International Holdings, 10.25%, 6/15/15 (144A)                647,800
                                                                                                       ------------
                                                                                                       $  1,195,900
                                                                                                       ------------
                                          Multi-Line Insurance - 0.6%
   775,000         7.00     BB+/Baa3      Liberty Mutual Group, 7.0%, 3/15/37 (144A)                   $    652,831
                                                                                                       ------------
                                          Property & Casualty Insurance - 0.2%
   475,000        14.00     A/Baa1        MBIA, Inc., Floating Rate Note, 1/15/33 (144A)               $    197,125
                                                                                                       ------------
                                          Reinsurance - 0.2%
   250,000         6.31     NR/NR         Redwood Capital X Ltd., CAT Bond, Floating Rate Note,
                                          1/9/09 (144A)                                                $    250,150
                                                                                                       ------------
                                          Total Insurance                                              $  2,296,006
                                                                                                       ------------
                                          Real Estate - 4.7%
                                          Real Estate Management & Development - 2.9%
   410,000                  BB-/Ba3       Forest City Enterprises, 6.5%, 2/1/17                        $    356,700
 2,935,000                  BB-/Ba3       Forest City Enterprises, 7.625%, 6/1/15                         2,729,550
                                                                                                       ------------
                                                                                                       $  3,086,250
                                                                                                       ------------

14  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (c)     Ratings                                                                         Value
                                          Real Estate Investment Trust - 1.2%
 1,500,000                  BB-/Ba3       BF Saul Real Estate Investment Trust, 7.5%, 3/1/14         $  1,297,500
                                                                                                     ------------
                                          Retail Real Estate Investment Trust - 0.8%
 1,000,000                  BB-/Ba2       Rouse Co., Lp, 6.75%, 5/1/13 (144A)                        $    901,028
                                                                                                     ------------
                                          Total Real Estate                                          $  5,284,778
                                                                                                     ------------
                                          Software & Services - 2.8%
                                          Data Processing & Outsourced Services - 1.9%
 1,980,000                  B/B3          First Data Corp., 9.875%, 9/24/15 (144A)                   $  1,722,600
   500,000                  B-/Caa1       Pegasus Solutions, Inc., 10.5%, 4/15/15                         375,000
                                                                                                     ------------
                                                                                                     $  2,097,600
                                                                                                     ------------
                                          Systems Software - 0.9%
 1,150,000                  B-/Caa1       Vangent, Inc., 9.625%, 2/15/15                             $  1,000,500
                                                                                                     ------------
                                          Total Software & Services                                  $  3,098,100
                                                                                                     ------------
                                          Technology Hardware & Equipment - 3.4%
                                          Communications Equipment - 0.9%
 1,250,000                  B+/B1         Mastec, Inc., 7.625%, 2/1/17                               $  1,062,500
                                                                                                     ------------
                                          Computer Hardware - 0.3%
   450,000                  CCC+/Caa1     Activant Solutions, Inc., 9.5%, 5/1/16                     $    355,500
                                                                                                     ------------
                                          Electronic Equipment & Instruments - 0.9%
 1,035,000                  B-/B3         Itron, Inc., 7.75%, 5/15/12                                $  1,027,238
                                                                                                     ------------
                                          Technology Distributors - 1.3%
 1,600,000                  BB+/Ba1       Anixter International Corp., 5.95%, 3/1/15                 $  1,408,000
                                                                                                     ------------
                                          Total Technology Hardware & Equipment                      $  3,853,238
                                                                                                     ------------
                                          Semiconductors - 0.3%
                                          Semiconductors - 0.3%
   390,000     6.65         B-/B2         Freescale Semiconductor, Floating Rate Note, 12/15/14      $    308,100
                                                                                                     ------------
                                          Total Semiconductors                                       $    308,100
                                                                                                     ------------
                                          Telecommunication Services - 1.4%
                                          Integrated Telecommunication Services - 1.4%
   200,000                  B/B3          GCI, Inc., 7.25%, 2/15/14                                  $    172,000
 1,300,000                  BB-/B3        Intelsat Holdings, 8.5%, 1/15/13 (144A)                       1,267,500
   155,000                  CCC+/Caa1     Paetec Holdings, 9.5%, 7/15/15                                  142,988
                                                                                                     ------------
                                                                                                     $  1,582,488
                                                                                                     ------------
                                          Total Telecommunication Services                           $  1,582,488
                                                                                                     ------------
                                          Utilities - 2.8%
                                          Electric Utilities - 0.5%
   500,000                  BB-/Ba3       Intergen NV, 9.0%, 6/30/17                                 $    517,500
                                                                                                     ------------
                                          Independent Power Producer & Energy Traders - 1.9%
 1,333,000                  B/B1          NRG Energy, Inc., 7.375%, 1/15/17                          $  1,259,681
   930,000                  CCC/B3        TXU Energy Co., 10.25%, 11/1/15                                 911,400
                                                                                                     ------------
                                                                                                     $  2,171,081
                                                                                                     ------------

The accompanying notes are an integral part of these financial statements.  15

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (c)     Ratings                                                                              Value
                                         Multi-Utilities - 0.4%
  325,000                   BB+/Ba1      CMS Energy Corp., 6.875%, 12/15/15                               $    320,293
  160,000                   BB-/Ba2      Public Service of New Mexico, 9.25%, 5/15/15                          165,200
                                                                                                          ------------
                                                                                                          $    485,493
                                                                                                          ------------
                                         Total Utilities                                                  $  3,174,074
                                                                                                          ------------
                                         TOTAL CORPORATE BONDS
                                         (Cost $79,418,920)                                               $ 72,994,252
                                                                                                          ------------
                                         MUNICIPAL BOND - 0.1%
                                         Commercial Services & Supplies - 0.1%
                                         Environmental & Facilities Services - 0.1%
  100,000      9.83         NR/NR        Ohio Air Quality Development, Floating Rate Note, 6/8/22         $     65,000
                                                                                                          ------------
                                         TOTAL MUNICIPAL BOND
                                         (Cost $100,000)                                                  $     65,000
                                                                                                          ------------
                                         SENIOR SECURED FLOATING RATE LOAN INTERESTS - 3.4%**
                                         Materials - 0.4%
                                         Steel - 0.4%
  529,912                   NR/NR        Niagara Corp., Term Loan, 7.49% 6/29/14                          $    471,622
                                                                                                          ------------
                                         Total Materials                                                  $    471,622
                                                                                                          ------------
                                         Capital Goods - 0.6%
                                         Aerospace & Defense - 0.6%
  149,623                   BB-/Ba3      Aeroflex, Inc., Tranche B-1 Term Loan, 5.94%, 8/15/14            $    141,768
  480,000                   CCC+/Ba3     Aeroflex, Inc., Aeroflex 2/07 Sr., 11.75%, 8/15/08                    432,000
                                                                                                          ------------
                                                                                                          $    573,768
                                                                                                          ------------
                                         Construction & Engineering - 0.0%
  100,000                   NR/NR        Custom Building Products, 2nd Lien Term Loan, 7.8%, 4/20/12      $     81,000
                                                                                                          ------------
                                         Total Capital Goods                                              $    654,768
                                                                                                          ------------
                                         Commercial Services & Supplies - 0.4%
                                         Environmental & Facilities Services - 0.4%
  422,420                   BB-/Ba3      Waste Services, Inc., Tranche E Term Loan, 5.15% 3/31/11         $    421,364
                                                                                                          ------------
                                         Total Commercial Services & Supplies                             $    421,364
                                                                                                          ------------
                                         Consumer Durables & Apparel - 0.0%
                                         Homebuilding - 0.0%
  250,000                   B+/B2        Landsource Communities, Facility Loan, 10.5%, 2/22/14            $     46,875
                                                                                                          ------------
                                         Total Consumer Durables & Apparel                                $     46,875
                                                                                                          ------------
                                         Consumer Services - 0.6%
                                         Casinos & Gaming - 0.6%
  559,778                   BB-/NR       Gateway Casinos & Entertainment, Term Advance Loan,
                                         5.19%, 7/16/14                                                   $    495,054
  112,518                   NR/Ba3       Gateway Casinos & Entertainment, Delayed Draw Term Loan,
                                         5.19%, 7/16/14                                                         99,508
                                                                                                          ------------
                                                                                                          $    594,562
                                                                                                          ------------
                                         Total Consumer Services                                          $    594,562
                                                                                                          ------------

16  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (c)     Ratings                                                                           Value
                                        Health Care Equipment & Services - 0.4%
                                        Health Care Supplies - 0.4%
   450,000                  BB/B1       Inverness Medical Innovations, Term Loan, 6.92%, 6/26/15       $    430,313
                                                                                                       ------------
                                        Total Health Care Equipment & Services                         $    430,313
                                                                                                       ------------
                                        Telecommunication Services - 0.3%
                                        Wireless Telecommunication Services - 0.3%
   403,535                  BB-/Ba2     Stratos Global Corp., Term B Facility Loan, 5.3%, 2/13/12      $    383,863
                                                                                                       ------------
                                        Total Telecommunication Services                               $    383,863
                                                                                                       ------------
                                        Utilities - 0.7%
                                        Independent Power Producer & Energy Traders - 0.7%
   286,398                  BB/Ba1      NRG Energy, Inc., Credit Linked Loan, 2.7%, 2/1/13             $    273,530
   584,679                  BB/Ba1      NRG Energy, Inc., Term Loan, 4.3%, 2/1/13                           558,408
                                                                                                       ------------
                                                                                                       $    831,938
                                                                                                       ------------
                                        Total Utilities                                                $    831,938
                                                                                                       ------------
                                        TOTAL SENIOR SECURED FLOATING RATE LOAN
                                        INTERESTS
                                        (Cost $4,234,571)                                              $  3,835,305
                                                                                                       ------------
                                        TEMPORARY CASH INVESTMENTS - 7.3%
                                        Securities Lending Collateral - 7.3% (d)
                                        Certificates of Deposit:
   167,630                              American Express, 2.72%, 8/8/08                                $    167,630
   125,471                              Bank of America, 2.88%, 8/11/08                                     125,471
   125,471                              Citibank, 2.85%, 7/29/08                                            125,471
    45,182                              Banco Santander NY, 2.8%, 10/7/08                                    45,182
   125,597                              Banco Santander NY, 3.09%, 12/22/08                                 125,597
   125,429                              Bank of Nova Scotia, 3.18%, 5/5/09                                  125,429
    62,736                              Bank of Scotland NY, 2.73%, 7/11/08                                  62,736
    62,736                              Bank of Scotland NY, 2.72%, 8/15/08                                  62,736
    45,119                              Bank of Scotland NY, 2.89%, 11/4/08                                  45,119
    62,694                              Bank of Scotland NY, 3.03%, 9/26/08                                  62,694
   225,848                              Barclay's Bank, 3.18%, 5/27/09                                      225,848
   188,209                              Bank Bovespa NY, 2.705%, 8/8/08                                     188,209
   125,471                              BNP Paribas NY, 2.88%, 7/23/08                                      125,471
    75,284                              Calyon NY, 2.85%, 8/25/08                                            75,284
   105,396                              Calyon NY, 2.64%, 9/29/08                                           105,396
    39,796                              Calyon NY, 2.69%, 1/16/09                                            39,796
   104,141                              Commonwealth Bank of Australia NY, 2.63%, 7/11/08                   104,141
   105,396                              Deutsche Bank Financial, 2.72%, 7/30/08                             105,396
    50,193                              Deutsche Bank Financial, 2.72%, 8/4/08                               50,193
   102,887                              Dexia Bank NY, 2.69%, 8/7/08                                        102,887
    25,093                              Dexia Bank NY, 2.65%, 8/12/08                                        25,093
    92,972                              Dexia Bank NY, 3.37%, 9/29/08                                        92,972
   225,848                              DNB NOR Bank ASA NY, 2.9%, 6/8/09                                   225,848
    10,778                              Fortis, 3.11%, 9/30/08                                               10,778
   229,863                              Intesa SanPaolo S.p.A., 2.72%, 5/22/09                              229,863
   109,411                              Lloyds Bank, 2.61%, 7/11/08                                         109,411
    62,736                              Lloyds Bank, 2.61%, 8/18/08                                          62,736

The accompanying notes are an integral part of these financial statements.  17

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (c)     Ratings                                                                Value
                                        Securities Lending Collateral - (continued)
    85,320                              Natixis, 2.83%, 8/4/08                              $     85,320
   125,471                              NORDEA NY, 2.81%, 8/29/08                                125,471
    14,498                              NORDEA NY, 2.72%, 4/9/09                                  14,498
    12,025                              NORDEA NY, 2.73%, 12/1/08                                 12,025
    20,071                              Rabobank Nederland NY, 2.37%, 8/29/08                     20,071
    62,736                              Royal Bank of Canada NY, 2.57%, 7/15/08                   62,736
   125,473                              Royal Bank of Canada NY, 2.6%, 9/5/08                    125,473
    75,283                              Bank of Scotland NY, 2.7%, 8/1/08                         75,283
    75,336                              Bank of Scotland NY, 2.96%, 11/3/08                       75,336
    48,432                              Skandinavian Enskilda Bank NY, 2.7%, 7/17/08              48,432
    14,544                              Skandinavian Enskilda Bank NY, 3.18%, 9/22/08             14,544
    25,033                              Skandinavian Enskilda Bank NY, 3.06%, 2/13/09             25,033
    50,189                              Svenska Bank NY, 2.7%, 7/17/08                            50,189
   104,141                              Svenska Bank NY, 2.55%, 7/11/08                          104,141
   158,094                              Toronto Dominion Bank NY, 2.77%, 9/5/08                  158,094
    75,283                              Toronto Dominion Bank NY, 2.75%, 11/5/08                  75,283
    25,040                              Wachovia, 3.62%,10/28/08                                  25,040
                                                                                            ------------
                                                                                            $  3,924,352
                                                                                            ------------
                                        Commercial Paper:
    38,564                              Bank of America, 2.7%, 8/26/08                      $     38,564
    50,041                              Bank of America, 2.6%, 8/11/08                            50,041
    37,613                              CBA, 2.7%, 7/11/08                                        37,613
   100,028                              CBA, 2.88%, 8/18/08                                      100,028
    25,080                              Deutsche Bank Financial, 2.72%, 7/9/08                    25,080
    25,054                              HSBC, 2.89%, 7/21/08                                      25,054
   124,659                              HSBC, 2.88%, 9/29/08                                     124,659
   100,066                              ING Funding, 2.7%, 8/13/08                               100,066
    37,615                              Natixis, 2.87%, 7/10/08                                   37,615
    37,578                              Natixis, 2.87%, 7/21/08                                   37,578
    30,922                              PARFIN, 3.18%, 8/1/08                                     30,922
    49,726                              Royal Bank of Scotland, 2.66%, 10/21/08                   49,726
    25,092                              Societe Generale, 2.98%, 7/2/08                           25,092
    62,589                              Societe Generale, 2.93%, 7/30/08                          62,589
    50,047                              Societe Generale, 3.18%, 8/5/08                           50,047
    99,997                              Societe Generale, 3.18%, 8/22/08                          99,997
    50,041                              SVSS NY, 3.18%, 8/11/08                                   50,041
    23,872                              Bank Bovespa NY, 2.79%, 3/12/09                           23,872
   112,898                              General Electric Capital Corp., 2.77%, 1/5/09            112,898
   125,425                              General Electric Capital Corp., 2.82%, 3/16/09           125,425
    46,400                              IBM, 3.18%, 2/13/09                                       46,400
   125,471                              IBM, 3.18%, 6/26/09                                      125,471
   225,848                              Met Life Global Funding, 3.16%, 6/12/09                  225,848
   213,301                              WestPac, 3.18%, 6/1/09                                   213,301
                                                                                            ------------
                                                                                            $  1,817,927
                                                                                            ------------

18  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (c)     Ratings                                                              Value
                                        Securities Lending Collateral - (continued)
                                        Mutual Funds:
   150,566                              BlackRock Liquidity Money Market Fund, 3.18%      $    150,566
   195,810                              Dreyfus Preferred Money Market Fund, 3.18%             195,810
                                                                                          ------------
                                                                                          $    346,376
                                                                                          ------------
                                        Tri-party Repurchase Agreements:
   533,697                              Deutsche Bank, 2.5%, 7/1/08                       $    533,697
 1,505,655                              Lehman Brothers, 2.65%, 7/1/08                       1,505,655
                                                                                          ------------
                                                                                          $  2,039,351
                                                                                          ------------
                                        Other:
    62,398                              ABS CFAT 2008-A A1, 3.005%, 4/27/09               $     62,398
                                                                                          ------------
                                                                                          $  8,190,405
                                                                                          ------------
                                        TOTAL TEMPORARY CASH INVESTMENTS
                                        (Cost $8,190,405)                                 $  8,190,405
                                                                                          ------------
                                        TOTAL INVESTMENT IN SECURITIES - 108.0%
                                        (Cost $126,810,210) (a)                           $121,194,370
                                                                                          ------------
                                        OTHER ASSETS AND LIABILITIES - (8.0)%             $ (8,967,644)
                                                                                          ------------
                                        TOTAL NET ASSETS - 100.0%                         $112,226,726
                                                                                          ============


The accompanying notes are an integral part of these financial statements.  19

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

NR     Not rated by either S&P or Moody's.
*      Non-income producing security.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At
       June 30, 2008, the value of these securities amounted to $20,580,065 or 18.3% of total net assets.
** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
(a) At June 30, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $127,039,189 was as follows:

    Aggregate gross unrealized gain for all investments in which there is an excess of
      value over tax cost                                                                 $  6,134,692
    Aggregate gross unrealized loss for all investments in which there is an excess of
      tax cost over value                                                                  (11,979,511)
                                                                                          ------------

    Net unrealized loss                                                                   $ (5,844,819)
                                                                                          ============

(b)  At June 30, 2008, the following securities were out on loan:


     Shares        Description                                             Value
        7,400      ESCO Electronics Corp.*                              $  347,208
       10,600      General Cable Corp.*                                    645,010
       10,000      General Growth Properties                               350,300
        8,300      Inverness Medical Innovations, Inc.*                    275,311
       13,600      Scientific Games Corp.*                                 402,832
        9,000      Sempra Energy                                           508,050
       14,200      Tesoro Petroleum Corp.                                  280,734
        8,000      Texas Industries, Inc.                                  449,040
    Principal
   Amount ($)
   $  217,000      Allison Transmission, 11.0%, 11/1/15 (144A)             194,215
    1,070,000      Baldor Electric, 8.625%, 2/15/17                      1,075,350
    2,320,000      Georgia Gulf Corp., 9.5%, 10/15/14                    1,734,200
      638,000      Ineos Group Holdings Plc, 8.5%, 2/15/16 (144A)          419,485
      975,000      Univision Communications, 9.75%, 3/15/15 (144A)         716,625
      594,000      Yankee Acquisition Corp., 9.75%, 2/15/17                427,680
                                                                        ----------
                   Total                                                $7,826,040
                                                                        ==========

(c) Debt obligation with a variable interest rate. Rate shown is rate at period end.
(d)  Securities lending collateral is managed by Credit Suisse.
Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2008 aggregated $27,981,824 and $35,645,262, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2008, in valuing the Portfolio's assets:

                                                    Investments      Other Financial
Valuation Inputs                                   in Securities       Instruments
------------------------------------------------------------------------------------
Level 1 - Quoted Prices                            $ 15,506,872                 -
Level 2 - Other Significant Observable Inputs       105,687,498                 -
Level 3 - Significant Unobservable Inputs                     -                 -
                                                   ------------        ----------
Total                                              $121,194,370                 -
                                                   ============        ==========


20  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                             Ended
                                                            6/30/08     Year Ended
Class I                                                   (unaudited)    12/31/07
Net asset value, beginning of period                       $   11.05      $ 11.01
                                                           ---------      -------
Increase (decrease) from investment operations:
 Net investment income                                     $    0.33      $  0.61
 Net realized and unrealized gain (loss) on investments        (0.55)        0.04
                                                           ---------      -------
  Net increase (decrease) from investment operations       $   (0.22)     $  0.65
Distributions to shareowners:
 Net investment income                                         (0.32)       (0.60)
 Net realized gain                                             (0.10)       (0.01)
                                                           ---------      -------
  Net increase (decrease) in net asset value               $   (0.64)     $  0.04
                                                           ---------      -------
Net asset value, end of period                             $   10.41      $ 11.05
                                                           =========      =======
Total return*                                                  (1.99)%       5.95%
Ratio of net expenses to average net assets                     0.78%**      0.75%
Ratio of net investment income to average net assets            6.32%**      5.37%
Portfolio turnover rate                                           48%**        55%
Net assets, end of period (in thousands)                   $  68,112      $74,308
Ratios assuming no waiver of fees and assumption of
 expenses by PIM:
 Net expenses                                                   0.78%**      0.75%
 Net investment income                                          6.32%**      5.37%

                                                           Year Ended   Year Ended   Year Ended   Year Ended
Class I                                                     12/31/06     12/31/05     12/31/04     12/31/03
Net asset value, beginning of period                        $ 10.88      $ 11.67      $ 11.45      $  9.27
                                                            -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.59      $  0.61      $  0.62      $  0.76
 Net realized and unrealized gain (loss) on investments        0.29        (0.41)        0.27         2.18
                                                            -------      -------      -------      -------
  Net increase (decrease) from investment operations        $  0.88      $  0.20      $  0.89      $  2.94
Distributions to shareowners:
 Net investment income                                        (0.60)       (0.61)       (0.62)       (0.76)
 Net realized gain                                            (0.15)       (0.38)       (0.05)          --
                                                            -------      -------      -------      -------
  Net increase (decrease) in net asset value                $  0.13      $ (0.79)     $  0.22      $  2.18
                                                            -------      -------      -------      -------
Net asset value, end of period                              $ 11.01      $ 10.88      $ 11.67      $ 11.45
                                                            =======      =======      =======      =======
Total return*                                                  8.52%        1.95%        8.03%       32.78%
Ratio of net expenses to average net assets                    0.74%        0.77%        0.78%        0.89%
Ratio of net investment income to average net assets           5.51%        5.52%        5.40%        7.22%
Portfolio turnover rate                                          28%          37%          42%          48%
Net assets, end of period (in thousands)                    $65,890      $63,452      $70,890      $66,587
Ratios assuming no waiver of fees and assumption of
 expenses by PIM:
 Net expenses                                                  0.74%        0.77%        0.78%        0.89%
 Net investment income                                         5.51%        5.52%        5.40%        7.22%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.  21

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Six Months
                                                                 Ended
                                                                6/30/08     Year Ended
Class II                                                      (unaudited)    12/31/07
Net asset value, beginning of period                          $   11.04      $ 11.01
                                                              ---------      -------
Increase (decrease) from investment operations:
 Net investment income                                        $    0.32      $  0.57
 Net realized and unrealized gain (loss) on investments           (0.55)        0.04
                                                              ---------      -------
  Net increase (decrease) from investment operations          $   (0.23)     $  0.61
Distributions to shareowners:
 Net investment income                                            (0.30)       (0.57)
 Net realized gain                                                (0.10)       (0.01)
                                                              ---------      -------
  Net increase (decrease) in net asset value                  $   (0.63)     $  0.03
                                                              ---------      -------
Net asset value, end of period                                $   10.41      $ 11.04
                                                              =========      =======
Total return*                                                     (2.02)%       5.59%
Ratio of net expenses to average net assets                        1.03%**      1.00%
Ratio of net investment income to average net assets               6.03%**      5.12%
Portfolio turnover rate                                              48%**        55%
Net assets, end of period (in thousands)                      $  44,114      $57,286
Ratios with no waiver of fees and assumption of expenses by
 PIM:
 Net expenses                                                      1.03%**      1.00%
 Net investment income                                             6.03%**      5.12%

                                                              Year Ended   Year Ended   Year Ended   Year Ended
Class II                                                       12/31/06     12/31/05     12/31/04     12/31/03
Net asset value, beginning of period                           $ 10.88      $ 11.67      $ 11.46      $  9.28
                                                               -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.57      $  0.59      $  0.58      $  0.76
 Net realized and unrealized gain (loss) on investments           0.28        (0.42)        0.27         2.17
                                                               -------      -------      -------      -------
  Net increase (decrease) from investment operations           $  0.85      $  0.17      $  0.85      $  2.93
Distributions to shareowners:
 Net investment income                                           (0.57)       (0.58)       (0.59)       (0.75)
 Net realized gain                                               (0.15)       (0.38)       (0.05)          --
                                                               -------      -------      -------      -------
  Net increase (decrease) in net asset value                   $  0.13      $ (0.79)     $  0.21      $  2.18
                                                               -------      -------      -------      -------
Net asset value, end of period                                 $ 11.01      $ 10.88      $ 11.67      $ 11.46
                                                               =======      =======      =======      =======
Total return*                                                     8.25%        1.70%        7.76%       32.64%
Ratio of net expenses to average net assets                       0.99%        1.02%        1.03%        1.09%
Ratio of net investment income to average net assets              5.27%        5.27%        5.12%        6.33%
Portfolio turnover rate                                             28%          37%          42%          48%
Net assets, end of period (in thousands)                       $53,196      $47,169      $51,912      $17,601
Ratios with no waiver of fees and assumption of expenses by
 PIM:
 Net expenses                                                     0.99%        1.02%        1.04%        1.09%
 Net investment income                                            5.27%        5.27%        5.12%        6.33%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


22  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $7,826,040) (cost $126,810,210)     $121,194,370
 Receivables --
 Investment securities sold                                                                        499,476
 Fund shares sold                                                                                   69,038
 Dividends and interest                                                                          1,540,467
 Other                                                                                                 894
                                                                                              ------------
  Total assets                                                                                $123,304,245
                                                                                              ------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                              $      7,476
 Fund shares repurchased                                                                           750,250
 Upon return of securities loaned                                                                8,190,405
 Due to bank                                                                                     2,089,315
 Due to affiliates                                                                                  11,020
 Accrued expenses                                                                                   29,053
                                                                                              ------------
  Total liabilities                                                                           $ 11,077,519
                                                                                              ------------
NET ASSETS:
 Paid-in capital                                                                              $116,366,080
 Undistributed net investment income                                                               225,571
 Accumulated net realized gain on investments                                                    1,250,915
 Net unrealized loss on investments                                                             (5,615,840)
                                                                                              ------------
  Total net assets                                                                            $112,226,726
                                                                                              ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $68,112,304/6,542,832 shares)                                              $      10.41
                                                                                              ============
 Class II (based on $44,114,422/4,238,421 shares)                                             $      10.41
                                                                                              ============


The accompanying notes are an integral part of these financial statements.  23

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $231)         $  334,182
 Interest                                                   3,881,355
 Income from securities loaned, net                            11,519
                                                           ----------
  Total investment income                                                  $  4,227,056
                                                                           ------------
EXPENSES:
 Management fees                                           $  387,866
 Transfer agent fees and expenses
 Class I                                                          745
 Class II                                                         745
 Distribution fees
 Class II                                                      62,885
 Administrative fees                                           13,426
 Custodian fees                                                15,109
 Professional fees                                             25,085
 Printing expense                                               8,521
 Fees and expenses of nonaffiliated trustees                    2,858
 Miscellaneous                                                 12,493
                                                           ----------
  Total expenses                                                           $    529,733
                                                                           ------------
   Net investment income                                                   $  3,697,323
                                                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments:                                         $    138,230
                                                                           ------------
 Change in net unrealized loss on investments:                             $ (6,234,870)
                                                                           ------------
 Net loss on investments                                                   $ (6,096,640)
                                                                           ------------
 Net decrease in net assets resulting from operations                      $ (2,399,317)
                                                                           ============


24  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08 and the Year Ended 12/31/07, respectively

                                                                                            Six Months
                                                                                              Ended
                                                                                             6/30/08           Year Ended
                                                                                           (unaudited)          12/31/07
FROM OPERATIONS:
Net investment income                                                                     $   3,697,323      $   6,596,341
Net realized gain on investments                                                                138,230          2,439,241
Change in net unrealized loss on investments                                                 (6,234,870)        (2,247,926)
                                                                                          -------------      -------------
  Net increase (decrease) in net assets resulting from operations                         $  (2,399,317)     $   6,787,656
                                                                                          -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.32 and $0.60 per share, respectively)                                        $  (2,073,977)     $  (3,803,983)
 Class II ($0.30 and $0.57 per share, respectively)                                          (1,447,499)        (2,752,484)
Net realized gain:
 Class I ($0.10 and $0.01 per share, respectively)                                        $    (661,572)     $     (67,578)
 Class II ($0.10 and $0.01 per share, respectively)                                            (471,957)           (49,854)
                                                                                          -------------      -------------
  Total distributions to shareowners                                                      $  (4,655,005)     $  (6,673,899)
                                                                                          -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                          $  32,661,639      $  55,247,902
Reinvestment of distributions                                                                 4,655,012          6,665,703
Cost of shares repurchased                                                                  (49,629,966)       (49,519,386)
                                                                                          -------------      -------------
  Net increase (decrease) in net assets resulting from Portfolio share transactions       $ (12,313,315)     $  12,394,219
                                                                                          -------------      -------------
  Net increase (decrease) in net assets                                                   $ (19,367,637)     $  12,507,976
NET ASSETS:
Beginning of period                                                                         131,594,363        119,086,387
                                                                                          -------------      -------------
End of period                                                                             $ 112,226,726      $ 131,594,363
                                                                                          =============      =============
Undistributed net investment income                                                       $     225,571      $      49,724
                                                                                          =============      =============


                                     '08 Shares        '08 Amount
                                    (unaudited)        (unaudited)        '07 Shares        '07 Amount
Class I
Shares sold                             772,856      $   8,172,148         1,774,708      $  19,969,878
Reinvestment of distributions           258,407          2,735,556           343,656          3,863,490
Less shares repurchased              (1,213,753)       (12,858,482)       (1,375,769)       (15,441,396)
                                     ----------      -------------        ----------      -------------
  Net increase (decrease)              (182,490)     $  (1,950,778)          742,595      $   8,391,972
                                     ==========      =============        ==========      =============
Class II
Shares sold                           2,315,422      $  24,489,491         3,136,297      $  35,278,024
Reinvestment of distributions           181,230          1,919,456           249,283          2,802,213
Less shares repurchased              (3,445,187)       (36,771,484)       (3,030,188)       (34,077,990)
                                     ----------      -------------        ----------      -------------
  Net increase (decrease)              (948,535)     $ (10,362,537)          355,392      $   4,002,247
                                     ==========      =============        ==========      =============


The accompanying notes are an integral part of these financial statements.  25

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer High Yield VCT Portfolio (The Portfolio) is one of the 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution expense rates and Class II shareowners have exclusive voting rights with respect to the distribution plans that have been adopted. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. In addition, the non-diversified Portfolio may have concentrations in certain asset types, which may subject the Portfolio to additional risks. The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2008, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

   The Portfolio invests in below investment grade (high yield) debt securities, preferred and common stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At June 30, 2008, the Portfolio had no open forward contracts.

D. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2007, no such taxes were paid.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the year ended December 31, 2007 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

--------------------------------------------------------------------------------
                                                                         2007
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                                                     $6,568,888
 Long-term capital gain                                                 105,011
                                                                     ----------
   Total distributions                                               $6,673,899
                                                                     ==========
 Distributable Earnings:
 Undistributed ordinary income                                       $1,401,639
 Undistributed long-term gain                                         1,123,278
 Unrealized appreciation                                                390,051
                                                                     ----------
   Total                                                             $2,914,968
                                                                     ==========
--------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, REIT accruals and the accrual on preferred stock.

E. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $209,232 in commissions on the sale of Trust shares for the six months ended June 30, 2008. Distribution fees for Class II are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or sub custodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,198 in management fees, administrative costs and certain others services payable to PIM at June 30, 2008.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,907 in transfer agent fees payable to PIMSS at June 30, 2008.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $915 in distribution fees payable to PFD at June 30, 2008.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

Results of Shareholder Meeting
At a special meeting held on May 13, 2008, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Variable Contracts Trust, as noted below) follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                       For               Withhold           Abstain       Broker Non-Votes
-----------------------------------------------------------------------------------------------------------------------------
 Proposal 1 - To elect Trustees*
  John F. Cogan, Jr.                              164,711,851.194      5,285,114.254                  0                  0
  Daniel K. Kingsbury                             165,222,946.234      4,774,019.214                  0                  0
  David R. Bock                                   164,963,647.028      5,033,318.420                  0                  0
  Mary K. Bush                                    164,650,732.216      5,346,233.232                  0                  0
  Benjamin M. Friedman                            165,102,105.803      4,894,859.645                  0                  0
  Margaret B.W. Graham                            165,219,940.012      4,777,025.436                  0                  0
  Thomas J. Perna                                 165,231,179.140      4,765,786.308                  0                  0
  Marguerite A. Piret                             165,180,443.253      4,816,522.195                  0                  0
  John Winthrop                                   164,783,515.329      5,213,450.119                  0                  0
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                       For               Against            Abstain       Broker Non-Votes
-----------------------------------------------------------------------------------------------------------------------------
 Proposal 2 - To approve an amendment to the
 Declaration of Trust*                            156,965,554.071      7,761,986.720      5,269,424.657                  0
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                       For               Against            Abstain       Broker Non-Votes
-----------------------------------------------------------------------------------------------------------------------------
 Proposal 3A - To approve changes to the
 Portfolio's fundamental investment policy
 relating to borrowing money                        8,286,190.259        510,409.710        270,155.769                  0
 Proposal 3B - To approve changes to the
 Portfolio's fundamental investment policy
 relating to underwriting                           8,305,364.865        499,165.054        262,225.818                  0
 Proposal 3C - To approve changes to the
 Portfolio's fundamental investment policy
 relating to lending                                8,284,997.183        496,877.454        284,881.101                  0
 Proposal 3D - To approve changes to the
 Portfolio's fundamental investment policy
 relating to issuing senior securities              8,302,548.329        475,616.947        288,590.462                  0
 Proposal 3E - To approve changes to the
 Portfolio's fundamental investment policy
 relating to real estate                            8,272,644.796        507,749.893        286,361.049                  0
 Proposal 3F - To approve changes to the
 Portfolio's fundamental investment policy
 relating to commodities                            8,285,863.417        497,693.300        283,199.021                  0
 Proposal 3G - To approve changes to the
 Portfolio's fundamental investment policy
 relating to concentration                          8,306,648.369        466,009.175        294,098.195                  0
 Proposal 3H - To approve changes to the
 Portfolio's fundamental investment policy
 relating to diversification                        8,351,611.378        438,007.190        277,137.170                  0
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                    For               Against            Abstain        Broker Non-Votes
-----------------------------------------------------------------------------------------------------------------------------
 Proposal 4 - To approve an Amended and
 Restated Management Agreement with PIM             8,502,942.361        256,454.741        307,358.636                  0
-----------------------------------------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                          For               Against            Abstain        Broker Non-Votes
-----------------------------------------------------------------------------------------------------------------------------
 Proposal 5 - To approve a policy allowing the
 appointment of unaffiliated sub-advisers and
 amendments to sub-advisory agreements
 without shareholder approval                       8,263,956.474        519,174.246        283,625.018                  0
-----------------------------------------------------------------------------------------------------------------------------


* Proposals 1 and 2 were voted on and approved by all series of Pioneer Variable Contracts Trust. Results reported above reflect the combined votes of all series of the Trust.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2007 and in the third quintile of its Morningstar category for the three and five year periods ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group.

The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Fund. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Fund and considered that, under the amended and restated investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients, including oversight of the Fund's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM and the investment performance of the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Fund pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, the management fee rate paid by the Fund for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that, on a hypothetical basis, such fee would remain in the third quintile relative to the peer group at higher asset levels. The Trustees also considered the relatively small size of the Fund compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.

[LOGO]PIONEER
      Investments(R)


Pioneer High Yield VCT Portfolio

Of f icers                                      Trustees
John F. Cogan, Jr., President                   John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President   David R. Bock
Mark E. Bradley, Treasurer                      Mary K. Bush
Dorothy E. Bourassa, Secretary                  Benjamin M. Friedman
                                                Margaret B.W. Graham
                                                Daniel K. Kingsbury
                                                Thomas J. Perna
                                                Marguerite A. Piret
                                                John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19622-02-0808



                                                            [LOGO]PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                         Pioneer Ibbotson Asset Allocation Series VCT Portfolios


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2008

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT Portfolios

  Moderate Allocation Portfolio - Portfolio and
    Performance Update                                  2

  Growth Allocation Portfolio - Portfolio and
    Performance Update                                  3

  Aggressive Allocation Portfolio - Portfolio and
    Performance Update                                  4

  Comparing Ongoing Portfolio Expenses                  5

  Market Overview and Strategy                          8

  Portfolio Reviews                                    10

  Schedule of Investments                              11

  Financial Statements                                 14

  Notes to Financial Statements                        23

  Approval of Investment Advisory and Sub-Advisory
    Agreements                                         29

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/08
--------------------------------------------------------------------------------

Target Asset Allocations

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Equity             60%
Fixed-Income       40%

Actual Asset Allocations

Large Cap Growth Stocks                                                    15.5%
--------------------------------------------------------------------------------
Large Cap Value Stocks                                                     15.5
--------------------------------------------------------------------------------
Mid/Small Cap Growth Stocks                                                 6.0
--------------------------------------------------------------------------------
Mid/Small Cap Value Stocks                                                  6.0
--------------------------------------------------------------------------------
International Stocks                                                       12.0
--------------------------------------------------------------------------------
Emerging Markets                                                            2.0
--------------------------------------------------------------------------------
Real Estate (REITs)                                                         3.0
--------------------------------------------------------------------------------
High Yield Bonds                                                            8.0
--------------------------------------------------------------------------------
Bonds                                                                       9.0
--------------------------------------------------------------------------------
Short Term Bonds                                                           17.0
--------------------------------------------------------------------------------
Cash Equivalents                                                            6.0
--------------------------------------------------------------------------------

Ten Largest Holdings (Based on total portfolio)

   1.     Pioneer Short Term Income                                       12.66%
   2.     Pioneer Bond                                                    12.52
   3.     Pioneer Research                                                 9.26
   4.     Pioneer Fund                                                     8.17
   5.     Pioneer Global High Yield                                        5.56
   6.     Pioneer Cullen Value                                             4.52
   7.     Pioneer Oak Ridge Large Cap Growth                               3.84
   8.     Pioneer Independence                                             3.81
   9.     AIM Global Aggressive Growth                                     3.64
  10.     BlackRock Fundamental Growth                                     2.92

This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/08
--------------------------------------------------------------------------------

Prices and Distributions

                                            6/30/08           12/31/07
Net Asset Value per Share
Class I                                     $ 10.28           $ 12.04
Class II                                    $ 10.26           $ 12.01

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 6/30/08)          Income         Capital Gains     Capital Gains
Class I                     $ 0.3318       $ 0.0220          $ 0.6358
Class II                    $ 0.3022       $ 0.0220          $ 0.6358

--------------------------------------------------------------------------------

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Ibbotson Moderate Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                Pioneer          Pioneer
                Ibbotson         Ibbotson                          Lehman
                Moderate         Moderate                          Brothers
                Allocation       Allocation                        Aggregate
                VCT Portfolio    VCT Portfolio    S&P 500          Bond
                -- Class I       -- Class II      Index            Index
3/05            10,000           10,000           10,000           10,000
6/05            10,111           10,111           10,137           10,301
6/06            10,912           10,912           11,011           10,218
6/07            12,542           12,521           13,276           10,843
6/08            11,713           11,661           11,535           11,616

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

--------------------------------------------------------------------------------

Average Annual Total Returns
(As of June 30, 2008)

--------------------------------------------------------------------------------
                                                            Class I     Class II
--------------------------------------------------------------------------------
Life-of-Class*
    (3/18/05)                                                4.77%       4.63%
1 Year                                                      -6.61       -6.87

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
* Inception date of the Portfolio's Class II shares. Class I shares commenced operations on 12/15/06.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class I shares for the period prior to commencement of operations of Class I shares is based on the performance of the Portfolio's Class II shares.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/08
--------------------------------------------------------------------------------

Target Asset Allocations

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Equity             75%
Fixed-Income       25%

Actual Asset Allocations

Large Cap Growth Stocks                                                    16.5%
--------------------------------------------------------------------------------
Large Cap Value Stocks                                                     17.5
--------------------------------------------------------------------------------
Mid/Small Cap Growth Stocks                                                 8.5
--------------------------------------------------------------------------------
Mid/Small Cap Value Stocks                                                  8.5
--------------------------------------------------------------------------------
International Stocks                                                       16.0
--------------------------------------------------------------------------------
Emerging Markets                                                            4.0
--------------------------------------------------------------------------------
Real Estate (REITs)                                                         4.0
--------------------------------------------------------------------------------
High Yield Bonds                                                            5.0
--------------------------------------------------------------------------------
Bonds                                                                       7.5
--------------------------------------------------------------------------------
Short Term Bonds                                                           12.5
--------------------------------------------------------------------------------

Ten Largest Holdings (Based on total portfolio)

          Pioneer Research                                                 9.75%
   2.     Pioneer Bond                                                     9.40
          Pioneer Fund                                                     8.08
   4.     Pioneer Short Term Income                                        7.55
          Pioneer Cullen Value                                             4.90
   6.     Pioneer International Equity                                     4.32
          Pioneer Independence                                             4.24
   8.     AIM Global Aggressive Growth                                     4.24
          Pioneer Mid Cap Value                                            3.89
  10.     Pioneer Emerging Markets                                         3.85

This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/08
--------------------------------------------------------------------------------

Prices and Distributions

                                           6/30/08           12/31/07
Net Asset Value per Share (Class II)       $ 10.43           $ 12.41

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 6/30/08)          Income         Capital Gains     Capital Gains
Class II                    $ 0.2368       $ 0.0037          $ 0.7493

--------------------------------------------------------------------------------

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer Ibbotson Growth Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

        Pioneer                           Lehman
        Ibbotson                          Brothers
        Growth                            Aggregate
        Allocation       S&P              Bond
        VCT Portfolio    500              Index
3/05    10,000           10,000           10,000
6/05    10,161           10,137           10,301
6/06    11,180           11,011           10,218
6/07    13,085           13,276           10,843
6/08    11,905           11,535           11,616

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

--------------------------------------------------------------------------------

Average Annual Total Returns
(As of June 30, 2008)

--------------------------------------------------------------------------------
Net Asset Value                                                         Class II
--------------------------------------------------------------------------------
Life-of-Class
(3/18/05)                                                                  5.16%
1 Year                                                                    -9.02

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/08
--------------------------------------------------------------------------------

Target Asset Allocations

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Equity             90%
Fixed-Income       10%

Actual Asset Allocations

Large Cap Growth Stocks                                                    19.0%
--------------------------------------------------------------------------------
Large Cap Value Stocks                                                     19.0
--------------------------------------------------------------------------------
Mid/Small Cap Growth Stocks                                                10.5
--------------------------------------------------------------------------------
Mid/Small Cap Value Stocks                                                 10.5
--------------------------------------------------------------------------------
International Stocks                                                       21.0
--------------------------------------------------------------------------------
Emerging Markets                                                            5.0
--------------------------------------------------------------------------------
Real Estate (REITs)                                                         5.0
--------------------------------------------------------------------------------
High Yield Bonds                                                            0.0
--------------------------------------------------------------------------------
Bonds                                                                       7.0
--------------------------------------------------------------------------------
Short Term Bonds                                                            3.0
--------------------------------------------------------------------------------

Ten Largest Holdings (Based on total portfolio)

   1.     Pioneer Research                                                12.85%
   2.     Pioneer Fund                                                     9.73
   3.     Pioneer International Equity                                     6.80
   4.     AIM Global Aggressive Growth                                     6.20
   5.     Pioneer Independence                                             5.79
   6.     Pioneer Mid Cap Value                                            5.06
   7.     Pioneer Emerging Markets                                         4.99
   8.     Pioneer Cullen Value                                             4.78
   9.     BlackRock Fundamental Growth                                     3.88
  10.     Pioneer Europe Select Equity                                     3.78

This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/08
--------------------------------------------------------------------------------

Prices and Distributions

                                              6/30/08        12/31/07
Net Asset Value per Share (Class II)         $ 10.07         $ 12.54

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 6/30/08)          Income         Capital Gains     Capital Gains
Class II                    $ 0.1726       $ 0.0158          $ 1.0497

--------------------------------------------------------------------------------

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer Ibbotson Aggressive Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

            Pioneer                         Lehman
            Ibbotson                        Brothers
            Aggressive                      Aggregate
            Allocation      S&P             Bond
            VCT Portfolio   500             Index
3/05        10000           10000           10000
6/05        10151           10137           10301
6/06        11397           11011           10218
6/07        13557           13276           10843
6/08        11936           11535           11616

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly an the index.

--------------------------------------------------------------------------------

Average Annual Total Returns
(As of June 30, 2008)

--------------------------------------------------------------------------------
Net Asset Value                                                         Class II
--------------------------------------------------------------------------------
Life-of-Class
(3/18/05)                                                                  5.41%
1 Year                                                                   -11.96

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000 Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on actual returns from January 1, 2008 through June 30, 2008.

       Share Class                                         I               II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/08             $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/08               $   934.70       $   932.80
       Expenses Paid During the Period*              $     4.23       $     5.38

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 0.88% for Class I Shares and 1.12% for Class II Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2008 through June 30, 2008.

       Share Class                                         I               II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/08             $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/08               $ 1,020.49       $ 1,019.29
       Expenses Paid During the Period*              $     4.42       $     5.64

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 0.88% for Class I Shares and 1.12% for Class II Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000 Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on actual returns from January 1, 2008 through June 30, 2008.

       Share Class                                                         II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/08                              $ 1,000.00
       Ending Account Value on 6/30/08                                $    918.6
       Expenses Paid During Period*                                   $     5.49

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.15% for Class II Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2008 through June 30, 2008.

       Share Class                                                         II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/08                              $ 1,000.00
       Ending Account Value on 6/30/08                                $ 1,019.14
       Expenses Paid During Period*                                   $     5.77

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.15% for Class II Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000 Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Aggressive Allocation VCT Portfolio

Based on actual returns from January 1, 2008 through June 30, 2008.

       Share Class                                                         II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/08                              $ 1,000.00
       Ending Account Value on 6/30/08                                $   899.40
       Expenses Paid During Period*                                   $     6.47

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.37% for Class II Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Aggressive Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2008 through June 30, 2008.

       Share Class                                                         II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/08                              $ 1,000.00
       Ending Account Value on 6/30/08                                $ 1,018.05
       Expenses Paid During Period*                                   $     6.87

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.37% for Class II Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
MARKET OVERVIEW AND STRATEGY 6/30/08
--------------------------------------------------------------------------------

In the following interview, portfolio manager Peng Chen, Chief Investment Officer for Ibbotson Associates, LLC discusses the market environment and investment strategies that applied to the portfolios in Pioneer Ibbotson Asset Allocation Series VCT Portfolios for the semiannual period ended June 30, 2008.

Q. Could you characterize the economic and market backdrop during the first half of 2008?

A. Entering 2008, the U.S. economy appeared to be on the brink of recession, driven by a deep correction in housing. Fallout from the subprime mortgage crisis was ongoing, characterized by a lack of liquidity, credit tightening and volatile financial markets. For most of the first quarter, the markets saw a continued flight to quality that benefited U.S. Treasury securities at the expense of most other asset classes. In mid-March 2008, the near collapse of Bear Stearns, a leading investment bank, led the Federal Reserve to take decisive actions to restore liquidity to the financial system, including the opening up of its discount window to investment banks. This marked something of a turning point, as market participants began to focus on fundamentals again rather than almost exclusively on risk avoidance. As a result, interest rates rose generally, stocks stabilized to a degree, and credit-oriented bond sectors outperformed.

     Late in the period, an alarming rise in the price of oil reawakened inflation fears at a time when the economy was listless. The spike in oil was accompanied by the Fed's signaling an end to its campaign of rate easing with its April 30, 2008, interest rate cut, leading to a renewed flight to quality. During the last six months, the Fed lowered its benchmark interest rate four times, dropping the Fed funds rate from 4.25% to its current 2.00%.

     During the period, interest rates fell on shorter maturities while rates were relatively unchanged on the long-term securities. Since a bond's price moves in the opposite direction of its yield, the situation meant that short- and intermediate-term bonds generally performed best over the period. The overall bond market returned 1.13% for the six months, as gauged by the Lehman Brothers Aggregate Bond Index, with Treasuries outperforming other sectors in a risk-sensitive environment. The U.S. equity market in total provided poor returns for the period, as reflected in the S&P 500 return of -11.90%, with large-cap and value-oriented stocks lagging small-cap and growth stocks. International equities fell along with the domestic stock market, with the MSCI EAFE Index returning -10.58% for the last six months.

Q. What were the strategic considerations that you applied to the three Portfolios in allocating assets?

A. For each Portfolio, assets have been invested in keeping with its respective broad asset allocation and specific mutual fund targets. In addition, we have implemented several tactical shifts across all the Portfolios.

     We introduced during the second quarter of 2008 a gradual overweighting of equities, as we viewed valuations as attractive, especially in relation to Treasury yields. In addition, the overall stock market can be expected at some point to look ahead to economic recovery.

     Within the equity portion, as we entered the period, we continued to overweight large-capitalization stocks relative to small-cap stocks within the U.S. stock portion of the Portfolios. An important consideration in maintaining this weighting was our view that large-cap issues had the potential to outperform as the market anticipated a recession, as large-cap stocks have often been more resilient under that scenario. In addition, the tight credit environment seemed to favor large, cash-rich companies. Late in the period, with a recession for all intents and purposes underway, we began to add small-cap exposure and move to a neutral posture as small caps are often the first to look ahead to the prospect of economic recovery. For the six months, the weighting toward large caps was a modest negative for performance, as the segment suffered in the wake of the oil price spike towards the end of the period.

A Word About Risk:

The Portfolio performance depends on the adviser's skill in determining the strategic asset class allocations, the mix of underlying Pioneer funds, as well as the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. These risk factors, including those associated with currency exchange rates, also apply to investments in international markets, all of which make international markets more volatile and less liquid than investments in domestic markets. Some of the underlying portfolios can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more-established companies, respectively. Before making an investment in a Portfolio, you should consider all the risks associated with it.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for each Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The equity portions of the Portfolios are now positioned neutrally with respect to the various equity categories. We are also maintaining neutral target weightings in the non-U.S. equity market alternatives, both developed and emerging.

     As a result of our shift toward equities, fixed-income holdings are underweighted in the Portfolios. Within fixed income, the differences in yields offered by high-yield bonds versus investment-grade issues was below its long-term average, entering 2008, and we moved to underweight the high-yield bond offering in favor of equities and investment-grade bonds. While high-yield bonds indeed lagged investment-grade issues in the first quarter of 2008, the positive impact of the underweighting was negated as equities overseas encountered weakness and financial stocks dragged down equity returns in the United States, with the exception of energy stocks. Near the end of the first quarter, the difference in yields of high-yield bonds and investment-grade bonds reached more attractive levels, and we moved to a neutral weighting.

     Finally, we continued to underweight REITs (Real Estate Investment Trusts) in favor of equities. This held back returns in the first quarter of 2008 as REITs provided a modest positive return while equities were dropping sharply. In the second quarter, REITs underperformed equities. We continue to underweight REITs in view of our risk/reward assessment of the asset class. While valuations have retreated from the extremes of the fairly recent past, REITs continue to trade above their long-term valuation averages. In addition, recent press reports of increasing vacancy rates lead us to expect earnings deterioration for the sector.

Q. What factors are you watching most closely as you determine strategy for the Portfolios going forward?

A. The U.S. economy is, at a minimum, experiencing a significant slowdown and may be in recession. In addition, the housing market is likely to remain weak for several quarters to come, limiting residential investment and purchases of durable goods such as refrigerators. High energy and food prices are weighing on the consumer as well and are a primary concern in all major economies. The consensus for growth in industrialized economies outside the United States is for modest but positive growth in 2008.

     The more extreme views of the U.S. economy have it headed into a period of both slow growth and high inflation. We do not, however, believe a resurgence in inflation is likely, given the impact on wages of international competition and a weak employment market. With respect to growth, exports have become increasingly significant, and we expect U.S. firms to continue to take advantage of the weak U.S. dollar to find new customers abroad.

     Going forward, we will continue to monitor economic indicators and interest rates to evaluate whether we need to adjust the views underlying our strategic allocations.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing a Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
PORTFOLIO REVIEWS 6/30/08
--------------------------------------------------------------------------------

Moderate Allocation

The Portfolio's total returns for the semiannual period ended June 30, 2008, were -6.53% for the Class I shares and -6.72% for Class II shares.

The Portfolio targeted an asset allocation of 50-70% equities and 30-50% fixed-income during the semiannual period ended June 30, 2008. Within the equity portion of the Portfolio, Pioneer Research Fund was the largest holding at 9.26% of investments at June 30, 2008. Pioneer Fund was the next largest equity holding at 8.17% of investments. Large-capitalization holdings were weighted slightly above the target at the end of the period, reflecting management's view that these stocks were more attractive than their smaller-cap counterparts. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was in a shorter duration bond fund, Pioneer Short Term Income Fund, at 12.66%, while a longer duration bond fund, Pioneer Bond Fund represented 12.52% of investments. (Duration is a measure of a bond's price sensitivity to changes in interest rates).

Growth Allocation

The Portfolio's total return for the semiannual period ended June 30, 2008, was -8.14% for Class II shares.

The Portfolio targeted an asset allocation of 70-100% equities and 0-30% fixed-income during the semiannual period. Within the equity portion of the Portfolio, Pioneer Research Fund was the largest holding at 9.75% of investments on June 30, 2008. Pioneer Fund was the next largest equity holding at 8.08% of investments. Large-capitalization holdings were weighted slightly above target at the end of the period, reflecting management's view that these stocks were more attractive than their smaller-cap counterparts. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was in a longer duration bond fund, Pioneer Bond Fund, at 9.40%, while a shorter duration bond fund, Pioneer Short Term Income Fund represented 7.55% of investments. (Duration is a measure of a bond's price sensitivity to changes in interest rates).

Aggressive Allocation

The Portfolio's total return for the semiannual period ended June 30, 2008, was -10.06% for Class II shares.

The Portfolio targeted an asset allocation of 85-100% equities and 0-15% fixed-income during the period. Within the equity portion of the Portfolio, Pioneer Research Fund was the largest holding at 12.85% of investments on June 30, 2008. Pioneer Fund was the next largest equity holding at 9.73%. Large-capitalization holdings were weighted slightly above target at the end of the period, reflecting management's view that these stocks were more attractive than their smaller-cap counterparts. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was in a longer duration bond fund, Pioneer Bond Fund, at 3.73% of investments, while a shorter duration bond fund, Pioneer Short Term Income Fund represented 0.20% of investments. (Duration is a measure of a bond's price sensitivity to changes in interest rates).

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

A Word About Risk:

The Portfolio performance depends on the adviser's skill in determining the strategic asset class allocations, the mix of underlying Pioneer funds, as well as the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. These risk factors, including those associated with currency exchange rates, also apply to investments in international markets, all of which make international markets more volatile and less liquid than investments in domestic markets. Some of the underlying portfolios can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more-established companies, respectively. Before making an investment in a Portfolio, you should consider all the risks associated with it.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for each Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

    Shares                                                       Value
             MUTUAL FUNDS - 99.8%
             NON-PIONEER FUNDS - 17.8%
   253,004   AIM Trimark Small Companies Fund
             Institutional Class                          $  3,063,877
                                                          ------------
   130,326   AIM Global Real Estate Fund
             Institutional Class                             1,497,448
                                                          ------------
   291,701   AIM Global Aggressive Growth Fund
             Institutional Class                             5,997,370
                                                          ------------
   109,056   AIM International Growth Fund
             Institutional Class                             3,113,557
                                                          ------------
   221,908   BlackRock Fundamental Growth Fund
             Institutional Class                             4,810,961
                                                          ------------
   333,673   BlackRock International Index Fund
             Institutional Class                             4,671,428
                                                          ------------
    85,279   BlackRock Value Opportunities Fund
             Institutional Class                             1,595,567
                                                          ------------
   277,017   Oppenheimer Commodity Strategy Total
             Return Fund Class Y                             2,975,161
                                                          ------------
    84,303   Oppenheimer Main Street Small-Cap Fund
             Class Y                                         1,580,683
                                                          ------------
             Total Investments in
             Non-Pioneer Funds
             (Cost $30,952,640)                           $ 29,306,052
                                                          ------------
             PIONEER FUNDS - 82.0%
 2,284,889   Pioneer Bond Fund Class Y                    $ 20,609,695
                                                          ------------
   389,881   Pioneer Cullen Value Fund Class Y               7,435,029
                                                          ------------
    86,447   Pioneer Emerging Markets Fund Class Y           3,182,979
                                                          ------------
    53,789   Pioneer Europe Select Equity Fund Class Y       1,572,797
                                                          ------------
   359,287   Pioneer Floating Rate Fund Class Y              2,468,301
                                                          ------------
   322,008   Pioneer Fund Class Y                           13,437,403
                                                          ------------
   834,325   Pioneer Global High Yield Fund Class Y          9,144,199
                                                          ------------
   132,339   Pioneer Government Income Fund Class Y          1,251,926
                                                          ------------
    71,734   Pioneer Growth Opportunities Fund
             Class Y                                         1,659,204
                                                          ------------
   431,781   Pioneer High Yield Fund Class Y                 4,326,450
                                                          ------------
   553,177   Pioneer Independence Fund Class Y               6,267,490
                                                          ------------
   187,814   Pioneer International Equity Fund Class Y       4,321,598
                                                          ------------
   180,864   Pioneer Mid-Cap Growth Fund Class Y             2,758,172
                                                          ------------
   150,002   Pioneer Mid-Cap Value Fund Class Y              3,232,532
                                                          ------------

    Shares                                                       Value
             PIONEER FUNDS - (continued)
   524,594   Pioneer Oak Ridge Large Cap Growth Fund
             Class Y                                      $  6,310,870
                                                          ------------
   151,949   Pioneer Real Estate Shares Fund Class Y         3,174,208
                                                          ------------
 1,660,189   Pioneer Research Fund Class Y                  15,240,532
                                                          ------------
 2,175,379   Pioneer Short Term Income Fund Class Y         20,840,127
                                                          ------------
       170   Pioneer Small Cap Value Fund Class Y                3,722
                                                          ------------
   326,818   Pioneer Strategic Income Fund Class Y           3,379,297
                                                          ------------
   370,930   Pioneer Value Fund Class Y                      4,632,915
                                                          ------------
             Total Investments in Pioneer Funds
             (Cost $146,073,098)                          $135,249,446
                                                          ------------
             TOTAL INVESTMENTS
             IN SECURITIES - 99.8%
             (Cost $177,025,737)(a)                       $164,555,498
                                                          ------------
             OTHER ASSETS
             AND LIABILITIES - 0.2%                       $    288,774
                                                          ------------
             TOTAL NET ASSETS - 100.0%                    $164,844,272
                                                          ============

(a) At June 30, 2008, the net unrealized loss on investments based on cost for federal tax purposes of $177,025,737 was as follows:

     Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                   $  1,391,054
     Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                    (13,861,293)
                                                                    ------------
     Net unrealized loss                                            $(12,470,239)
                                                                    ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.
  Level 1 - quoted prices in active markets for identical securities
  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund's assets:

                                                                  Investments in
Valuation Inputs                                                    Securities
--------------------------------------------------------------------------------
Level 1 - Quoted Prices                                             $164,555,498
Level 2 - Other Significant Observable Inputs                                  -
Level 3 - Significant Unobservable Inputs                                      -
                                                                    ------------
Total                                                               $164,555,498
                                                                    ============


   The accompanying notes are an integral part of these financial statements. 11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

    Shares                                                       Value
             MUTUAL FUNDS - 99.9%
             NON-PIONEER FUNDS - 18.5%
   587,797   AIM Trimark Small Companies Fund
             Institutional Class                          $  7,118,218
                                                          ------------
   297,493   AIM Global Real Estate Fund Institutional
             Class                                           3,418,197
                                                          ------------
   525,462   AIM Global Aggressive Growth Fund
             Institutional Class                            10,803,491
                                                          ------------
   167,318   AIM International Growth Fund
             Institutional Class                             4,776,930
                                                          ------------
   395,775   BlackRock Fundamental Growth Fund
             Institutional Class                             8,580,410
                                                          ------------
   256,534   BlackRock International Index Fund
             Institutional Class                             3,591,474
                                                          ------------
   130,597   BlackRock Value Opportunities Fund
             Institutional Class                             2,443,474
                                                          ------------
   605,001   Oppenheimer Commodity Strategy Total
             Return Fund Class Y                             6,497,716
                                                          ------------
             Total Investments in
             Non-Pioneer Funds
             (Cost $49,419,743)                           $ 47,229,910
                                                          ------------
             PIONEER FUNDS - 81.4%
 2,656,905   Pioneer Bond Fund Class Y                    $ 23,965,287
                                                          ------------
   654,263   Pioneer Cullen Value Fund Class Y              12,476,791
                                                          ------------
   266,799   Pioneer Emerging Markets Fund Class Y           9,823,534
                                                          ------------
   206,912   Pioneer Equity Income Fund Class Y              5,621,809
                                                          ------------
   162,517   Pioneer Europe Select Equity Fund Class Y       4,751,983
                                                          ------------
   493,413   Pioneer Fund Class Y                           20,590,118
                                                          ------------
   737,593   Pioneer Global High Yield Fund Class Y          8,084,018
                                                          ------------
    24,517   Pioneer Government Income Fund Class Y            231,929
                                                          ------------
   275,225   Pioneer Growth Opportunities Fund
             Class Y                                         6,365,953
                                                          ------------
   348,020   Pioneer High Yield Fund Class Y                 3,487,162
                                                          ------------
   954,161   Pioneer Independence Fund Class Y              10,810,647
                                                          ------------
   478,659   Pioneer International Equity Fund Class Y      11,013,952
                                                          ------------
   332,891   Pioneer Mid-Cap Growth Fund Class Y             5,076,594
                                                          ------------
   460,326   Pioneer Mid-Cap Value Fund Class Y              9,920,032
                                                          ------------
   778,823   Pioneer Oak Ridge Large Cap Growth Fund
             Class Y                                         9,369,240
                                                          ------------

    Shares                                                       Value
             PIONEER FUNDS - (continued)
   291,275   Pioneer Real Estate Shares Fund Class Y      $  6,084,734
                                                          ------------
 2,707,457   Pioneer Research Fund Class Y                  24,854,454
                                                          ------------
 2,007,699   Pioneer Short Term Income Fund Class Y         19,233,752
                                                          ------------
   273,903   Pioneer Small Cap Value Fund Class Y            6,151,871
                                                          ------------
   248,721   Pioneer Strategic Income Fund Class Y           2,571,774
                                                          ------------
   569,414   Pioneer Value Fund Class Y                      7,111,979
                                                          ------------
             Total Investments in Pioneer Funds
             (Cost $229,938,370)                          $207,597,613
                                                          ------------
             TOTAL INVESTMENTS
             IN SECURITIES - 99.9%
             (Cost $279,358,113)(a)                       $254,827,523
                                                          ------------
             OTHER ASSETS
             AND LIABILITIES - 0.1%                       $    248,589
                                                          ------------
             TOTAL NET ASSETS - 100.0%                    $255,076,112
                                                          ============

(a) At June 30, 2008, the net unrealized loss on investments based on cost for federal tax purposes of $279,358,113 was as follows:

     Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                   $  3,279,268
     Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                    (27,809,858)
                                                                    ------------
     Net unrealized loss                                            $(24,530,590)
                                                                    ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.
  Level 1 - quoted prices in active markets for identical securities
  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund's assets:

                                                                  Investments in
Valuation Inputs                                                    Securities
--------------------------------------------------------------------------------
Level 1 - Quoted Prices                                             $254,827,523
Level 2 - Other Significant Observable Inputs                                  -
Level 3 - Significant Unobservable Inputs                                      -
                                                                    ------------
Total                                                               $254,827,523
                                                                    ============


12 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                          Value
                  MUTUAL FUNDS - 99.9%
                  NON-PIONEER FUNDS - 20.2%
      26,764      AIM Trimark Small Companies Fund
                  Institutional Class                           $   324,110
                                                                -----------
      18,310      AIM Global Real Estate Fund Institutional
                  Class                                             210,378
                                                                -----------
      34,667      AIM Global Aggressive Growth Fund
                  Institutional Class                               712,761
                                                                -----------
       7,683      AIM International Growth Fund
                  Institutional Class                               219,357
                                                                -----------
      20,548      BlackRock Fundamental Growth Fund
                  Institutional Class                               445,480
                                                                -----------
       6,289      BlackRock Value Opportunities Fund
                  Institutional Class                               117,661
                                                                -----------
      27,301      Oppenheimer Commodity Strategy Total
                  Return Fund Class Y                               293,210
                                                                -----------
                  Total Investments in
                  Non-Pioneer Funds
                  (Cost $2,455,788)                             $ 2,322,957
                                                                -----------
                  PIONEER FUNDS - 79.7%
      47,518      Pioneer Bond Fund Class Y                     $   428,610
                                                                -----------
      28,704      Pioneer Cullen Value Fund Class Y                 547,390
                                                                -----------
      15,570      Pioneer Emerging Markets Fund Class Y             573,298
                                                                -----------
      11,277      Pioneer Equity Income Fund Class Y                306,383
                                                                -----------
      14,861      Pioneer Europe Select Equity Fund Class Y         434,531
                                                                -----------
      26,774      Pioneer Fund Class Y                            1,117,283
                                                                -----------
      10,334      Pioneer Global High Yield Fund Class Y            113,260
                                                                -----------
      18,177      Pioneer Growth Opportunities Fund
                  Class Y                                           420,445
                                                                -----------
      58,731      Pioneer Independence Fund Class Y                 665,428
                                                                -----------
      33,963      Pioneer International Equity Fund Class Y         781,488
                                                                -----------
      22,602      Pioneer Mid-Cap Growth Fund Class Y               344,680
                                                                -----------
      26,984      Pioneer Mid-Cap Value Fund Class Y                581,496
                                                                -----------
      28,596      Pioneer Oak Ridge Large Cap Growth Fund
                  Class Y                                           344,011
                                                                -----------
      15,911      Pioneer Real Estate Shares Fund Class Y           332,380
                                                                -----------

      Shares                                                          Value
                  PIONEER FUNDS - (continued)
     160,822      Pioneer Research Fund Class Y                 $ 1,476,348
                                                                -----------
       2,444      Pioneer Short Term Income Fund Class Y             23,410
                                                                -----------
      15,662      Pioneer Small Cap Value Fund Class Y              343,771
                                                                -----------
      26,237      Pioneer Value Fund Class Y                        327,702
                                                                -----------
                  Total Investments in Pioneer Funds
                  (Cost $10,145,969)                            $ 9,161,914
                                                                -----------
                  TOTAL INVESTMENTS
                  IN SECURITIES - 99.9%
                  (Cost $12,601,757)(a)                         $11,484,871
                                                                -----------
                  OTHER ASSETS AND
                  LIABILITIES - 0.1%                            $     6,301
                                                                -----------
                  TOTAL NET ASSETS - 100.0%                     $11,491,172
                                                                ===========

(a) At June 30, 2008, the net unrealized loss on investments based on cost for federal tax purposes of $12,601,757 was as follows:

     Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                    $   282,806
     Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                     (1,399,692)
                                                                     -----------
     Net unrealized loss                                             $(1,116,886)
                                                                     ===========

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.
  Level 1 - quoted prices in active markets for identical securities
  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund's assets:

                                                                  Investments in
Valuation Inputs                                                    Securities
--------------------------------------------------------------------------------
Level 1 - Quoted Prices                                              $11,484,871
Level 2 - Other Significant Observable Inputs                                  -
Level 3 - Significant Unobservable Inputs                                      -
                                                                     -----------
Total                                                                $11,484,871
                                                                     ===========


   The accompanying notes are an integral part of these financial statements. 13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       Six Months
                                                                         Ended                         12/15/06 (a)
                                                                        6/30/08       Year Ended            to
Class I                                                               (unaudited)      12/31/07          12/31/06
Moderate Allocation VCT Portfolio
Net asset value, beginning of period                                   $  12.04       $  11.62         $   11.63
                                                                       --------       --------         ---------
Increase (decrease) from investment operations:
 Net investment income (b)                                             $   0.13       $   0.15         $    0.05
 Net realized and unrealized gain (loss) on investments                   (0.90)          0.54             (0.06)
                                                                       --------        -------         ---------
  Net increase (decrease) from investment operations                   $  (0.77)      $   0.69         $   (0.01)
                                                                       --------        -------         ---------
Distributions to shareowners:
 Net investment income                                                 $  (0.33)      $  (0.12)        $       -
 Net realized gain                                                        (0.66)         (0.15)                -
                                                                       --------       --------         ---------
 Total distributions to shareowners                                    $  (0.99)      $  (0.27)        $       -
                                                                       --------       --------         ---------
Net increase (decrease) in net asset value                             $  (1.76)      $   0.42         $   (0.01)
                                                                       --------       --------         ---------
Net asset value, end of period                                         $  10.28       $  12.04         $   11.62
                                                                       ========       ========         =========
Total return*                                                             (6.53)%         5.95%            (0.09)%(c)
Ratio of net expenses to average net assets+                               0.15%**        0.14%             0.90%**
Ratio of net investment income to average net assets                       2.33%**        1.23%             9.80%**
Portfolio turnover rate                                                      25%**          12%                1%(c)
Net assets, end of period (in thousands)                               $ 17,899       $ 20,582         $  25,009
Ratios with no waivers of fees and assumption of expenses by PIM:
 Net expenses                                                              0.28%**        0.27%             0.90%**
 Net investment income                                                     2.20%**        1.10%             9.80%**

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
(c)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


14 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      Six Months
                                                                        Ended                                   3/18/05 (a)
                                                                       6/30/08      Year Ended   Year Ended         to
Class II                                                             (unaudited)     12/31/07     12/31/06       12/31/05
Moderate Allocation VCT Portfolio
Net asset value, beginning of period                                  $  12.00       $  11.61     $  10.63      $  10.00
                                                                      --------       --------     --------      --------
Increase from investment operations:
 Net investment income (b)                                            $   0.11       $   0.31     $   0.24      $   0.15
 Net realized and unrealized gain (loss) on investments                  (0.89)          0.36         0.87          0.48
                                                                      --------       --------     --------      --------
  Net increase (decrease) from investment operations                  $  (0.78)      $   0.67     $   1.11      $   0.63
                                                                      --------       --------     --------      --------
Distributions to shareowners:
 Net investment income                                                $  (0.30)      $  (0.12)    $  (0.04)     $      -
 Net realized gain                                                       (0.66)         (0.15)       (0.09)            -
                                                                      --------       --------     --------      --------
 Total distributions to shareowners                                   $  (0.96)      $  (0.27)    $  (0.13)     $      -
                                                                      --------       --------     --------      --------
Net increase (decrease) in net asset value                            $  (1.74)      $   0.40     $   0.98      $   0.63
                                                                      --------       --------     --------      --------
Net asset value, end of period                                        $  10.26       $  12.01     $  11.61      $  10.63
                                                                      ========       ========     ========      ========
Total return*                                                            (6.72)%         5.77%       10.62%         6.30%(c)
Ratio of net expenses to average net assets+                              0.39%**        0.39%        0.46%         0.74%**
Ratio of net investment income to average net assets                      2.02%**        2.53%        2.24%         1.73%**
Portfolio turnover rate                                                     25%**          12%           1%           27%(c)
Net assets, end of period (in thousands)                              $146,945       $149,973     $ 97,980      $ 20,067
Ratios with no waivers of fees and assumption of expenses by PIM:
 Net expenses                                                             0.53%**        0.52%        0.60%         1.42%**
 Net investment income                                                    1.88%**        2.40%        2.10%         1.05%**

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
(c)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


   The accompanying notes are an integral part of these financial statements. 15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     Six Months
                                                                       Ended                                   3/18/05 (a)
                                                                      6/30/08      Year Ended   Year Ended         to
Class II                                                            (unaudited)     12/31/07     12/31/06       12/31/05
Growth Allocation VCT Portfolio
Net asset value, beginning of period                                 $  12.41       $  12.07     $  10.78      $  10.00
                                                                     --------       --------     --------      --------
Increase from investment operations:
 Net investment income (b)                                           $   0.07       $   0.21     $   0.22      $   0.11
 Net realized and unrealized gain (loss) on investments                 (1.06)          0.49         1.14          0.67
                                                                     --------       --------     --------      --------
  Net increase (decrease) from investment operations                 $  (0.99)      $   0.70     $   1.36      $   0.78
                                                                     --------       --------     --------      --------
Distributions to shareowners:
 Net investment income                                               $  (0.24)      $  (0.13)    $  (0.02)     $      -
 Net realized gain                                                      (0.75)         (0.23)       (0.05)            -
                                                                     --------       --------     --------      --------
 Total distributions to shareowners                                  $  (0.99)      $  (0.36)    $  (0.07)     $      -
                                                                     --------       --------     --------      --------
Net increase (decrease) in net asset value                           $  (1.98)      $   0.34     $   1.29      $   0.78
                                                                     --------       --------     --------      --------
Net asset value, end of period                                       $  10.43       $  12.41     $  12.07      $  10.78
                                                                     ========       ========     ========      ========
Total return*                                                           (8.14)%         5.74%       12.67%         7.80%(c)
Ratio of net expenses to average net assets+                             0.38%**        0.38%        0.43%         0.74%**
Ratio of net investment income to average net assets                     1.27%**        1.68%        2.00%         1.34%**
Portfolio turnover rate                                                    22%**           7%           0%           20%(c)
Net assets, end of period (in thousands)                             $255,076       $254,713     $148,784      $ 13,245
Ratios with no waivers of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                            0.50%**        0.48%        0.53%         1.74%**
 Net investment income                                                   1.15%**        1.58%        1.90%         0.34%**

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
(c)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


16 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        Six Months
                                                                          Ended                                  3/18/05 (a)
                                                                         6/30/08       Year Ended   Year Ended       to
Class II                                                               (unaudited)      12/31/07     12/31/06     12/31/05
Aggressive Allocation VCT Portfolio
Net asset value, beginning of period                                   $   12.54       $  12.42     $  10.98       $  10.00
                                                                       ---------       --------     --------       --------
Increase from investment operations:
 Net investment income (b)                                             $    0.02       $   0.08     $   0.09       $   0.08
 Net realized and unrealized gain (loss) on investments                    (1.25)          0.58         1.48           0.90
                                                                       ---------       --------     --------       --------
  Net increase (decrease) from investment operations                   $   (1.23)      $   0.66     $   1.57       $   0.98
                                                                       ---------       --------     --------       --------
Distributions to shareowners:
 Net investment income                                                 $   (0.17)      $  (0.16)    $  (0.03)      $      -
 Net realized gain                                                         (1.07)         (0.38)       (0.10)             -
                                                                       ---------       --------     --------       --------
 Total distributions to shareowners                                    $   (1.24)      $  (0.54)    $  (0.13)      $      -
                                                                       ---------       --------     --------       --------
Net increase (decrease) in net asset value                             $   (2.47)      $   0.12     $   1.44       $   0.98
                                                                       ---------       --------     --------       --------
Net asset value, end of period                                         $   10.07       $  12.54     $  12.42       $  10.98
                                                                       =========       ========     ========       ========
Total return*                                                             (10.06)%         5.19%       14.44%
                                                                                                                       9.80%(c)
Ratio of net expenses to average net assets+                                0.55%**        0.74%        0.74%          0.74%**
Ratio of net investment income to average net assets                        0.27%**        0.61%        0.79%          0.90%**
Portfolio turnover rate                                                       27%**          18%           7%            17%(c)
Net assets, end of period (in thousands)                               $  11,491       $ 12,631     $ 10,672       $  3,077
Ratios with no waivers of fees and assumption of expenses by PIM:
 Net expenses                                                               1.05%**        0.98%        1.40%          5.94%**
 Net investment income (loss)                                              (0.23)%**       0.37%        0.13%         (4.30)%**

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
(c)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


   The accompanying notes are an integral part of these financial statements. 17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                           Moderate           Growth         Aggressive
                                                                          Allocation        Allocation       Allocation
                                                                        VCT Portfolio     VCT Portfolio     VCT Portfolio
ASSETS:
 Investments in securities of affiliated issuers, at value (at cost
 $146,073,098, $229,938,370 and $10,145,969, respectively)              $ 135,249,446     $ 207,597,613     $  9,161,914
 Investments in securities of unaffiliated issuers,
 at value (at cost $30,952,640, $49,419,743
 and $2,455,788, respectively)
                                                                           29,306,052        47,229,910        2,322,957
                                                                        -------------     -------------     ------------
 Total investments in securities, at value
 (at cost $177,025,737, $279,358,113
 and $12,601,757, respectively)                                         $ 164,555,498     $ 254,827,523     $ 11,484,871
 Cash                                                                         108,089           346,692           49,008
 Receivables for:
  Investment Funds sold                                                       138,331           125,704               --
  Capital stock sold                                                          287,405           338,738               --
  Due from Pioneer Investment Management, Inc.                                 19,195            23,827            5,100
 Other assets                                                                     287               479              178
                                                                        -------------     -------------     ------------
    Total assets                                                        $ 165,108,805     $ 255,662,963     $ 11,539,157
                                                                        -------------     -------------     ------------
LIABILITIES:
 Payables for:
  Investment Funds purchased                                            $     137,524     $     431,778     $     14,257
  Capital stock redeemed                                                       31,728            29,413              287
 Due to affiliates                                                             55,161            91,581            4,300
 Accrued expenses and other liabilities                                        40,120            34,079           29,141
                                                                        -------------     -------------     ------------
    Total liabilities                                                   $     264,533     $     586,851     $     47,985
                                                                        -------------     -------------     ------------
NET ASSETS:
 Paid-in capital                                                        $ 180,552,673     $ 285,436,379     $ 12,903,347
 Undistributed net investment income                                        1,678,351         1,577,359           15,929
 Accumulated net realized loss on investments                              (4,926,753)       (7,422,253)        (311,857)
 Net unrealized loss on investments                                       (12,470,239)      (24,530,590)      (1,116,886)
                                                                        -------------     -------------     ------------
  Total net assets                                                      $ 164,844,272     $ 255,076,112     $ 11,491,172
                                                                        =============     =============     ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Net Assets of Class I Shares                                           $  17,899,098     $          --     $         --
 Net Assets of Class II Shares                                          $ 146,945,174     $ 255,076,112     $ 11,491,172
                                                                        -------------     -------------     ------------
 Class I Shares outstanding                                                 1,741,133                --               --
 Class II Shares outstanding                                               14,317,504        24,465,242        1,140,568
                                                                        -------------     -------------     ------------
 Net Asset Value - Class I Shares                                       $       10.28     $          --     $         --
 Net Asset Value - Class II Shares                                      $       10.26     $       10.43     $      10.07


18 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08

                                                                             Moderate             Growth           Aggressive
                                                                            Allocation          Allocation         Allocation
                                                                          VCT Portfolio       VCT Portfolio       VCT Portfolio
INVESTMENT INCOME:
 Dividend income from securities of affiliated issuers                    $   1,945,753       $   2,008,344       $     45,411
 Dividend income from securities of unaffiliated issuers                         17,133              38,465              2,434
 Interest                                                                        12,409               4,114                359
                                                                          -------------       -------------       ------------
    Total investment income                                               $   1,975,295       $   2,050,923       $     48,204
                                                                          -------------       -------------       ------------
EXPENSES:
 Management fees                                                          $     111,610       $     169,789       $      8,022
 Transfer agent fees and expenses
  Class I                                                                           746                  --                 --
  Class II                                                                          907                 746                746
 Distribution fees (Class II)                                                   180,982             310,677             14,628
 Administrative fees                                                             14,313              21,747              1,024
 Custodian fees                                                                  45,981              62,481              8,985
 Professional fees                                                               27,330              27,461             20,343
 Printing fees                                                                    7,294               5,984              3,076
 Fees and expenses of nonaffiliated trustees                                      3,482               3,482              3,482
 Miscellaneous                                                                   15,424              23,096              1,038
                                                                          -------------       -------------       ------------
  Total expenses                                                          $     408,069       $     625,463       $     61,344
                                                                          -------------       -------------       ------------
  Less management fees waived and expenses reimbursed
    by Pioneer Investment Management, Inc.                                $    (111,483)      $    (153,234)      $    (29,162)
                                                                          -------------       -------------       ------------
  Net expenses                                                            $     296,586       $     472,229       $     32,182
                                                                          -------------       -------------       ------------
    Net investment income                                                 $   1,678,709       $   1,578,694       $     16,022
                                                                          -------------       -------------       ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
 Net realized gain (loss) on investments, affiliated issuers              $  (4,778,573)      $  (7,258,096)      $   (287,836)
 Net realized gain (loss) on investments, unaffiliated issuers                   10,240              15,217                639
 Change in net unrealized loss on investments, affiliated issuers            (6,802,893)        (13,633,970)          (862,127)
 Change in net unrealized loss on investments, unaffiliated issuers          (1,646,588)         (2,189,833)          (132,831)
                                                                          -------------       -------------       ------------
 Net loss on investments                                                  $ (13,217,814)      $ (23,066,682)      $ (1,282,155)
                                                                          =============       =============       ============
 Net increase (decrease) in net assets resulting from operations          $ (11,539,105)      $ (21,487,988)      $ (1,266,133)
                                                                          =============       =============       ============


   The accompanying notes are an integral part of these financial statements. 19

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    Moderate Allocation
                                                                                       VCT Portfolio
                                                                             Six Months Ended
                                                                                 6/30/08           Year Ended
                                                                               (unaudited)          12/31/07
FROM OPERATIONS:
Net investment income                                                         $   1,678,709      $   3,517,857
Net realized gain (loss) on investments                                          (4,778,573)        10,490,940
Change in net unrealized loss on investments                                     (1,646,588)        (6,353,442)
                                                                              -------------      -------------
  Net increase (decrease) in net assets resulting from operations             $  (4,746,452)     $   7,655,355
                                                                              -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income
 Class I                                                                      $    (530,455)     $    (234,522)
 Class II                                                                        (3,934,625)        (1,284,460)
From net capital gains
 Class I                                                                         (1,051,637)          (285,854)
 Class II                                                                        (8,564,515)        (1,569,430)
                                                                              -------------      -------------
  Total distributions to shareowners                                          $ (14,081,232)     $  (3,374,266)
                                                                              -------------      -------------
FROM PORTFOLIO TRANSACTIONS:
Net proceeds from sale of shares                                              $  15,066,440      $  54,497,618
Reinvestment of distributions                                                    14,081,232          3,374,266
Cost of shares repurchased                                                       (9,238,131)       (14,587,399)
                                                                              -------------      -------------
 Net increase in net assets resulting from Portfolio share transactions       $  19,909,541      $  43,284,485
                                                                              -------------      -------------
 Net increase (decrease) in net assets                                        $   1,081,857      $  47,565,574
NET ASSETS:
Beginning of period                                                           $ 170,555,068      $ 122,989,494
                                                                              -------------      -------------
End of period                                                                 $ 171,636,925      $ 170,555,068
                                                                              =============      =============
Undistributed net investment income                                           $   1,678,351      $   4,464,722
                                                                              =============      =============


20 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               Growth Allocation                Aggressive Allocation
                                                                 VCT Portfolio                      VCT Portfolio
                                                       Six Months Ended                    Six Months Ended
                                                            6/30/08         Year Ended         6/30/08         Year Ended
                                                          (unaudited)        12/31/07        (unaudited)        12/31/07
FROM OPERATIONS:
Net investment income                                   $   1,578,694     $   3,586,979     $     16,022     $     75,033
Net realized gain (loss) on investments                    (7,258,096)       18,316,123         (287,836)       1,173,612
Change in net unrealized loss on investments               (2,189,833)      (12,245,188)        (132,831)        (688,672)
                                                        -------------     -------------     ------------     ------------
  Net increase (decrease) in net assets resulting
    from operations                                     $  (7,869,235)    $   9,657,914     $   (404,645)    $    559,973
                                                        -------------     -------------     ------------     ------------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income                              $  (5,269,408)    $  (2,176,164)    $   (175,370)    $   (149,738)
From net capital gains                                    (16,756,183)       (3,970,514)      (1,082,602)        (366,524)
                                                        -------------     -------------     ------------     ------------
 Total distributions to shareowners                     $ (22,025,591)    $  (6,146,678)    $ (1,257,972)    $   (516,262)
                                                        -------------     -------------     ------------     ------------
FROM PORTFOLIO TRANSACTIONS:
Net proceeds from sale of shares                        $  28,840,652     $ 102,753,113     $  1,140,108     $  2,564,241
Reinvestment of distributions                              22,025,590         6,146,678        1,257,972          516,262
Cost of shares repurchased                                 (6,989,964)       (6,481,769)      (1,013,608)      (1,165,109)
                                                        -------------     -------------     ------------     ------------
 Net increase in net assets resulting from Portfolio
  share transactions                                    $  43,876,278     $ 102,418,022     $  1,384,472     $  1,915,394
                                                        -------------     -------------     ------------     ------------
 Net increase in net assets                             $  13,981,452     $ 105,929,258     $   (278,145)    $  1,959,105
NET ASSETS:
Beginning of period                                     $ 254,713,413     $ 148,784,155     $ 12,630,805     $ 10,671,700
                                                        -------------     -------------     ------------     ------------
End of period                                           $ 268,694,865     $ 254,713,413     $ 12,352,660     $ 12,630,805
                                                        =============     =============     ============     ============
Undistributed net investment income                     $   1,577,359     $   5,268,073     $     15,929     $    175,277
                                                        =============     =============     ============     ============


   The accompanying notes are an integral part of these financial statements. 21

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                                                         Moderate Allocation
                                                            VCT Portfolio
                                         Six Months Ended
                                           June 30, 2008                      Year Ended
                                            (unaudited)                    December 31, 2007
                                      Shares           Amount           Shares           Amount
Class I
Shares sold                            72,379      $    839,345          36,513      $    438,632
Reinvestment of distributions         151,396         1,582,091          42,935        520,377.00
Less shares repurchased              (192,271)       (2,203,234)       (522,563)       (6,309,445)
                                     --------      ------------        --------      -------------
  Net increase (decrease)              31,504      $    218,202        (443,115)     $ (5,350,436)
                                     ========      ============        ========      =============
Class II
Shares sold                         1,247,164      $ 14,227,095       4,506,168      $ 54,058,985
Reinvestment of distributions       1,197,236        12,499,141         235,859         2,853,890
Less shares repurchased              (619,156)       (7,034,897)       (687,314)       (8,336,138)
                                    ---------      ------------       ---------      -------------
  Net increase                      1,825,244      $ 19,691,339       4,054,713      $ 48,576,737
                                    =========      ============       =========      =============

                                                         Growth Allocation
                                                           VCT Portfolio
                                         Six Months Ended
                                          June 30, 2008                      Year Ended
                                           (unaudited)                    December 31, 2007
                                      Shares          Amount           Shares           Amount
Class II
Shares sold                         2,469,061      $ 28,840,652      8,228,058      $102,753,113
Reinvestment of distributions       2,070,074        22,025,590        486,673         6,146,678
Less shares repurchased              (596,994)       (6,989,964)      (523,460)       (6,481,769)
                                    ---------      ------------      ---------      ------------
  Net increase                      3,942,141      $ 43,876,278      8,191,271      $102,418,022
                                    =========      ============      =========      ============

                                                       Aggressive Allocation
                                                           VCT Portfolio
                                         Six Months Ended
                                          June 30, 2008                      Year Ended
                                           (unaudited)                   December 31, 2007
                                     Shares           Amount          Shares           Amount
Class II
Shares sold                           98,494      $  1,140,108        198,551      $  2,564,241
Reinvestment of distributions        121,897         1,257,972         39,927           516,262
Less shares repurchased              (86,743)       (1,013,608)       (91,108)       (1,165,109)
                                     -------      ------------        -------      ------------
  Net increase                       133,648      $  1,384,472        147,370      $  1,915,394
                                     =======      ============        =======      ============


22 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Ibbotson Moderate Allocation VCT Portfolio, Pioneer Ibbotson Growth Allocation VCT Portfolio and Pioneer Ibbotson Aggressive Allocation VCT Portfolio (the Portfolios) are three of 19 portfolios of the Pioneer Variable Contracts Trust, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Each of these Portfolios is a "fund of funds" which means that it seeks to achieve its investment objective by investing in other funds ("underlying funds") rather than direct investment in securities. These Portfolios indirectly pay a portion of the expenses incurred by the underlying funds. Consequently, an investment in these Portfolios entails more direct and indirect expenses than direct investment in the underlying funds. The investment objective of the Moderate Portfolio is long-term capital growth and current income. The Growth Portfolio is long-term capital growth and current income. The Aggressive Portfolio seeks long-term capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. The Portfolio commenced operations on March 18, 2005. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class II shareowners, respectively. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Some of the underlying funds can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more-established companies, respectively. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial statements have been prepared in accordance with United States generally accepted accounting principles that require the management of the Portfolios to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements, which are in conformity with those generally accepted in the investment company industry.

A.   Security Valuation

     Security transactions are recorded as of the trade date. The net asset value is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, holdings of mutual fund shares are valued at their net asset value. Dividend income and capital gain distributions of funds are recorded on the ex-dividend date. Temporary cash investments are valued at cost which approximates market value.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and Federal income tax purposes.

B.   Federal Income Taxes

     It is the Portfolios' policy to comply with the requirements of the Internal Revenue Service Code applicable to regulated investment companies and to distribute all taxable income and net realized capital gains, if any, to its shareowners. Therefore, no Federal income tax provisions are required.

     The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

The tax character of current year distributions paid will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended December 31, 2007 were as follows:

-----------------------------------------------------------------------------------
                                         Ordinary        Long-Term
  Portfolio                               Income       Capital Gains        Total
-----------------------------------------------------------------------------------
  Moderate Allocation Portfolio        $1,521,459        $1,852,807      $3,374,266
  Growth Allocation Portfolio           2,179,588         3,967,090       6,146,678
  Aggressive Allocation Portfolio         149,738           366,524         516,262
-----------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

The components of distributable earnings on a federal income tax basis at December 31, 2007 were as follows:

-----------------------------------------------------------------------------------------
                                       Undistributed     Undistributed     Net Unrealized
                                          Ordinary         Long-Term        Appreciation
  Portfolio                                Income        Capital Gains     (Depreciation)
-----------------------------------------------------------------------------------------
  Moderate Allocation Portfolio         $4,785,2185       $ 9,293,332      $ (4,166,615)
  Growth Allocation Portfolio             5,349,080        16,673,523        (8,869,291)
  Aggressive Allocation Portfolio           191,233         1,066,533          (145,837)
-----------------------------------------------------------------------------------------

C.   Portfolio Shares

     The Portfolios record sales and repurchases of each of their shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $209,232 in commissions on the sale of Trust shares for the year ended June 30, 2008. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of each Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, is the Portfolios' investment adviser, and manages the Portfolios. Management fees are calculated daily at the following annual rates on Pioneer managed assets:

--------------------------------------------------------------------------------
                                       Management Fee as a Percentage
                                           of each Fund's Average
  Fund                                        Daily Net Assets
--------------------------------------------------------------------------------
  Moderate Allocation Portfolio                     0.13%
  Growth Allocation Portfolio                       0.13%
  Aggressive Allocation Portfolio                   0.13%
--------------------------------------------------------------------------------

Management fees are calculated daily at the following annual rates on Non-Pioneer managed assets:

--------------------------------------------------------------------------------
                                       Management Fee as a Percentage
                                           of each Fund's Average
  Fund                                        Daily Net Assets
--------------------------------------------------------------------------------
  Moderate Allocation Portfolio                     0.17%
  Growth Allocation Portfolio                       0.17%
  Aggressive Allocation Portfolio                   0.17%
--------------------------------------------------------------------------------

PIM has entered into a sub-advisory agreement with Ibbotson Associates Advisors, LLC (Ibbotson). PIM, not the Portfolios, pays a portion of the fee it receives from each Portfolio to Ibbotson as compensation for its services to the Portfolios.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, will be paid by the Portfolios. At June 30, 2008, the following amounts were payable to PIM relating to management & administration fees and certain other services and are included in due to affiliates:

--------------------------------------------------------------------------------
 Fund                                                                   Amount
--------------------------------------------------------------------------------
 Moderate Allocation Portfolio                                         $22,616
 Growth Allocation Portfolio                                           $34,985
 Aggressive Allocation Portfolio                                       $ 1,603
--------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

From January 1, 2006 through June 30, 2008, PIM did not impose all or a portion of its management fees and assumed other operating expenses of the Portfolios to the extent necessary to limit Class II expenses to the following annual expense limitations:

--------------------------------------------------------------------------------
  Fund                                 Class II
--------------------------------------------------------------------------------
  Moderate Allocation Portfolio          0.74%
  Growth Allocation Portfolio            0.74%
  Aggressive Allocation Portfolio        0.74%
--------------------------------------------------------------------------------

Effective August 1, 2006, PIM further agreed to not impose all or a portion of its management fees and assumed other operating expenses of the Portfolios to the extent necessary to limit Class II expenses to the following annual expense limitations:

--------------------------------------------------------------------------------
  Fund                                   Class II
--------------------------------------------------------------------------------
  Moderate Allocation Portfolio          0.39%
  Growth Allocation Portfolio            0.38%
  Aggressive Allocation Portfolio        0.74%
--------------------------------------------------------------------------------

Effective January 1, 2008, PIM additionally agreed to not impose all or a portion of its management fees and assumed other operating expenses of the Aggressive Allocation Portfolio to the extent necessary to limit Class II expenses to 0.55%.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolios at negotiated rates. Included in due to affiliates are the following amounts of transfer agent fees payable to PIMSS at June 30, 2008:

--------------------------------------------------------------------------------
  Fund                                Amount
--------------------------------------------------------------------------------
  Moderate Allocation Portfolio        $ 15
  Growth Allocation Portfolio          $122
  Aggressive Allocation Portfolio      $122
--------------------------------------------------------------------------------

4. Distribution Plans
The Portfolios have adopted a Plan of Distribution with respect to Class II shares (Class II Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class II Plan, each Portfolio will pay PFD a service fee of up to 0.25% of the Portfolio's average daily net assets attributable to Class II shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of such Portfolio's Class II shares. At June 30, 2008, the following amounts were payable to PFD relating to service fees and are included in due to affiliates:

--------------------------------------------------------------------------------
  Fund                                  Amount
--------------------------------------------------------------------------------
  Moderate Allocation Portfolio        $32,530
  Growth Allocation Portfolio          $56,474
  Aggressive Allocation Portfolio      $ 2,575
--------------------------------------------------------------------------------

5. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
Results of Shareholder Meeting
At a special meeting held on May 13, 2008, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Variable Contracts Trust, as noted below) follows:

-------------------------------------------------------------------------------------------------------------
                                             For                Withhold         Abstain     Broker Non-Votes
-------------------------------------------------------------------------------------------------------------
 Proposal 1 - To elect Trustees*
  John F. Cogan, Jr.                    164,711,851.194        5,285,114.254        0              0
  Daniel K. Kingsbury                   165,222,946.234        4,774,019.214        0              0
  David R. Bock                         164,963,647.028        5,033,318.420        0              0
  Mary K. Bush                          164,650,732.216        5,346,233.232        0              0
  Benjamin M. Friedman                  165,102,105.803        4,894,859.645        0              0
  Margaret B.W. Graham                  165,219,940.012        4,777,025.436        0              0
  Thomas J. Perna                       165,231,179.140        4,765,786.308        0              0
  Marguerite A. Piret                   165,180,443.253        4,816,522.195        0              0
  John Winthrop                         164,783,515.329        5,213,450.119        0              0
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                     For                 Against              Abstain         Broker Non-Votes
------------------------------------------------------------------------------------------------------------------------------
 Proposal 2 - To approve an amendment to
 the Declaration of Trust*                      156,965,554.071        7,761,986.720        5,269,424.657           0
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                      For                Against            Abstain        Broker Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 3A - To approve changes to the
 Portfolio's fundamental investment policy
 relating to borrowing money                      12,871,650.752        885,488.794        477,517.293           0
 Proposal 3B - To approve changes to the
 Portfolio's fundamental investment policy
 relating to underwriting                         12,887,898.546        813,881.430        532,876.863           0
 Proposal 3C - To approve changes to the
 Portfolio's fundamental investment policy
 relating to lending                              12,729,835.274      1,159,348.389        345,473.176           0
 Proposal 3D - To approve changes to the
 Portfolio's fundamental investment policy
 relating to issuing senior securities            13,053,777.755        819,990.528        360,888.557           0
 Proposal 3E - To approve changes to the
 Portfolio's fundamental investment policy
 relating to real estate                          12,931,234.195        963,650.114        339,772.530           0
 Proposal 3F - To approve changes to the
 Portfolio's fundamental investment policy
 relating to commodities                          12,868,016.148      1,011,578.375        355,062.316           0
 Proposal 3G - To approve changes to the
 Portfolio's fundamental investment policy
 relating to concentration                        12,846,312.773      1,009,652.200        378,691.866           0
 Proposal 3H - To approve changes to the
 Portfolio's fundamental investment policy
 relating to diversification                      12,907,166.256        987,598.089        339,892.494           0
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                     For                  Against              Abstain       Broker Non-Votes
-----------------------------------------------------------------------------------------------------------------------------
 Proposal 4 - To approve an Amended and
 Restated Management Agreement with PIM         12,955,804.594          659,175.893          619,676.352           0
-----------------------------------------------------------------------------------------------------------------------------

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Variable Contracts Trust. Results reported above reflect the combined votes of all series of the Trust.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Results of Shareholder Meeting
At a special meeting held on May 13, 2008, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Variable Contracts Trust, as noted below) follows:

-------------------------------------------------------------------------------------------------------------
                                             For                Withhold         Abstain     Broker Non-Votes
-------------------------------------------------------------------------------------------------------------
 Proposal 1 - To elect Trustees*
  John F. Cogan, Jr.                    164,711,851.194        5,285,114.254        0              0
  Daniel K. Kingsbury                   165,222,946.234        4,774,019.214        0              0
  David R. Bock                         164,963,647.028        5,033,318.420        0              0
  Mary K. Bush                          164,650,732.216        5,346,233.232        0              0
  Benjamin M. Friedman                  165,102,105.803        4,894,859.645        0              0
  Margaret B.W. Graham                  165,219,940.012        4,777,025.436        0              0
  Thomas J. Perna                       165,231,179.140        4,765,786.308        0              0
  Marguerite A. Piret                   165,180,443.253        4,816,522.195        0              0
  John Winthrop                         164,783,515.329        5,213,450.119        0              0
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                     For                 Against              Abstain         Broker Non-Votes
------------------------------------------------------------------------------------------------------------------------------
 Proposal 2 - To approve an amendment to
 the Declaration of Trust*                      156,965,554.071        7,761,986.720        5,269,424.657           0
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      For                 Against             Abstain        Broker Non-Votes
-----------------------------------------------------------------------------------------------------------------------------
 Proposal 3A - To approve changes to the
 Portfolio's fundamental investment policy
 relating to borrowing money                      19,264,283.301        1,197,248.945        428,717.488           0
 Proposal 3B - To approve changes to the
 Portfolio's fundamental investment policy
 relating to underwriting                         19,426,627.390        1,163,280.515        300,341.829           0
 Proposal 3C - To approve changes to the
 Portfolio's fundamental investment policy
 relating to lending                              19,251,308.518        1,133,490.935        505,450.281           0
 Proposal 3D - To approve changes to the
 Portfolio's fundamental investment policy
 relating to issuing senior securities            19,483,781.828          923,270.032        483,197.873           0
 Proposal 3E - To approve changes to the
 Portfolio's fundamental investment policy
 relating to real estate                          19,484,508.065          978,990.554        426,751.115           0
 Proposal 3F - To approve changes to the
 Portfolio's fundamental investment policy
 relating to commodities                          19,374,648.262        1,112,216.913        403,384.559           0
 Proposal 3G - To approve changes to the
 Portfolio's fundamental investment policy
 relating to concentration                        19,390,271.158          994,528.295        505,450.281           0
 Proposal 3H - To approve changes to the
 Portfolio's fundamental investment policy
 relating to diversification                      19,458,669.273          973,858.604        457,721.858           0
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                    For                Against            Abstain        Broker Non-Votes
-------------------------------------------------------------------------------------------------------------------------
 Proposal 4 - To approve an Amended and
 Restated Management Agreement with PIM         19,640,191.045        640,497.377        609,561.313           0
-------------------------------------------------------------------------------------------------------------------------

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Variable Contracts Trust. Results reported above reflect the combined votes of all series of the Trust.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

Results of Shareholder Meeting
At a special meeting held on May 13, 2008, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Variable Contracts Trust, as noted below) follows:

-------------------------------------------------------------------------------------------------------------
                                             For                Withhold         Abstain     Broker Non-Votes
-------------------------------------------------------------------------------------------------------------
 Proposal 1 - To elect Trustees*
  John F. Cogan, Jr.                    164,711,851.194        5,285,114.254        0              0
  Daniel K. Kingsbury                   165,222,946.234        4,774,019.214        0              0
  David R. Bock                         164,963,647.028        5,033,318.420        0              0
  Mary K. Bush                          164,650,732.216        5,346,233.232        0              0
  Benjamin M. Friedman                  165,102,105.803        4,894,859.645        0              0
  Margaret B.W. Graham                  165,219,940.012        4,777,025.436        0              0
  Thomas J. Perna                       165,231,179.140        4,765,786.308        0              0
  Marguerite A. Piret                   165,180,443.253        4,816,522.195        0              0
  John Winthrop                         164,783,515.329        5,213,450.119        0              0
-------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                  For                 Against              Abstain         Broker Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 2 - To approve an amendment
 to the Declaration of Trust*                156,965,554.071        7,761,986.720        5,269,424.657           0
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                     For             Against        Abstain     Broker Non-Votes
----------------------------------------------------------------------------------------------------------------
 Proposal 3A - To approve changes to the
 Portfolio's fundamental investment policy
 relating to borrowing money                      952,327.059        59,492.516        0              0
 Proposal 3B - To approve changes to the
 Portfolio's fundamental investment policy
 relating to underwriting                         952,327.059        59,492.516        0              0
 Proposal 3C - To approve changes to the
 Portfolio's fundamental investment policy
 relating to lending                              978,635.910        33,183.665        0              0
 Proposal 3D - To approve changes to the
 Portfolio's fundamental investment policy
 relating to issuing senior securities            978,635.910        33,183.665        0              0
 Proposal 3E - To approve changes to the
 Portfolio's fundamental investment policy
 relating to real estate                          978,635.910        33,183.665        0              0
 Proposal 3F - To approve changes to the
 Portfolio's fundamental investment policy
 relating to commodities                          978,635.910        33,183.665        0              0
 Proposal 3G - To approve changes to the
 Portfolio's fundamental investment policy
 relating to concentration                        978,635.910        33,183.665        0              0
 Proposal 3H - To approve changes to the
 Portfolio's fundamental investment policy
 relating to diversification                      978,635.910        33,183.665        0              0
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                   For             Against        Abstain     Broker Non-Votes
--------------------------------------------------------------------------------------------------------------
 Proposal 4 - To approve an Amended and
 Restated Management Agreement with PIM         978,635.910        33,183.665        0              0
--------------------------------------------------------------------------------------------------------------

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Variable Contracts Trust. Results reported above reflect the combined votes of all series of the Trust.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees noted that the Fund commenced operations on March 1, 2005. They considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2007 and that the Fund's total return for 2006 was in the fourth quintile of its Morningstar category. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) Given the short operating history of the Fund, the Trustees concluded that the investment performance of the Fund was satisfactory.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the fourth quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The independent Trustees reviewed a memorandum provided to them by their independent legal counsel regarding the possible rationales for the level of the management fee for the Fund and noted in particular that the management fee was the product of negotiations with third party insurance companies. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM, the investment performance of the Fund and the contractual expense limitation agreed to by PIM with respect to the Class II shares of the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Fund pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, PIM is subsidizing the Fund because it has not reached adequate scale. The Trustees also considered the relatively small size of the Fund compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees noted that the Fund commenced operations on March 1, 2005. They considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2007 and that the Fund's total return for 2006 was in the second quintile of its Morningstar category. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM, the investment performance of the Fund and the contractual expense limitation agreed to by PIM with respect to the Class II shares of the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Fund pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, PIM is subsidizing the Fund because it has not reached adequate scale. The Trustees also considered the relatively small size of the Fund compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees noted that the Fund commenced operations on March 1, 2005. They considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2007 and that the Fund's total return for 2006 was in the first quintile of its Morningstar category. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the fifth quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The independent Trustees reviewed a memorandum provided to them by their independent legal counsel regarding the possible rationales for the level of the management fee for the Fund and noted in particular that the management fee was the product of negotiations with third party insurance companies. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the fifth quintile relative to its Strategic Insight peer group. The Trustees then considered PIM's agreement to lower its contractual expense limit for the Fund for a period of time and that such lower expense limit should put the Fund's expense ratio in the third quintile of its Strategic Insight peer group. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM, the investment performance of the Fund and the contractual expense limitation agreed to by PIM with respect to the Class II shares of the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Fund pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, PIM is subsidizing the Fund because it has not reached adequate scale. The Trustees also considered the relatively small size of the Fund compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust

Officers                                            Trustees
John F. Cogan, Jr., President                       John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President       David R. Bock
Mark E. Bradley, Treasurer                          Mary K. Bush
Dorothy E. Bourassa, Secretary                      Benjamin M. Friedman
                                                    Margaret B.W. Graham
                                                    Daniel K. Kingsbury
                                                    Thomas J. Perna
                                                    Marguerite A. Piret
                                                    John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19640-02-0808

                                                            [LOGO]PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                     Pioneer Independence VCT Portfolio -- Class I and II Shares



                                                               SEMIANNUAL REPORT

                                                                   June 30, 2008



NOTE: Effective November 9, 2007, Pioneer Growth Shares VCT Portfolio was renamed Pioneer Independence VCT Portfolio.

   Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Independence VCT Portfolio
  Portfolio and Performance Update                2
  Comparing Ongoing Portfolio Expenses            3
  Portfolio Management Discussion                 4
  Schedule of Investments                         6
  Financial Statements                           10
  Notes to Financial Statements                  15
  Approval of Investment Advisory Agreement      20
  Trustees, Officers and Service Providers       23

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/08
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                   84.0%
Temporary Cash Investment                            10.1%
Depositary Receipts for International Stocks          5.9%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                               37.4%
Energy                                               15.7%
Industrials                                          13.9%
Materials                                            13.2%
Health Care                                           9.7%
Consumer Discretionary                                6.7%
Consumer Staples                                      2.4%
Financials                                            1.0%

Five Largest Holdings
(As a percentage of equity holdings)

1.  Freeport-McMoRan Copper
     & Gold, Inc. (Class B)          5.09%
2.   Oracle Corp.                    5.00
3.  Bristol-Myers Squibb Co.         4.83
4.   Intel Corp.                     4.80
5.  Apple, Inc.                      4.08

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/08
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                    6/30/08         12/31/07
  Class I                                    $13.22          $15.69
  Class II                                   $13.05          $15.46

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 6/30/08)          Income         Capital Gains     Capital Gains
  Class I                   $0.0458        $  -              $  -
  Class II                  $0.0036        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Independence VCT Portfolio at net asset value, compared to that of the Russell 1000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

        Pioneer Independence   Pioneer Independence   Russell 1000
        VCT Portfolio,         VCT Portfolio,         Growth Index
        Class II               Class I

6/98    10000                  10000                   10000
        11876                  11906                   12726
6/00    11613                  11593                   15993
         9757                   9767                   10208
6/02     6427                   6486                    7504
         6340                   6428                    7724
6/04     6938                   7064                    9105
         7295                   7443                    9259
6/06     7482                   7665                    9825
         9099                   9335                   11695
6/08     7618                   7837                   10999

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2008)
--------------------------------------------------------------------------------

                                                  Class I            Class II
10 Years                                            -2.41%             -2.68%
5 Years                                              4.04%              3.74%
1 Year                                             -16.05%            -16.27%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
*Inception date of the Portfolio's Class I shares. Class II shares commenced operations on May 1, 2000.
 Portfolio returns for Class II shares prior to May 1, 2000 are based on the performance of Class I shares and reflect higher Class II distribution fees.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Independence VCT Portfolio

Based on actual returns from January 1, 2008 through June 30, 2008.

Share Class                                           I               II
--------------------------------------------------------------------------------
Beginning Account Value On 1/1/08                 $1,000.00       $1,000.00
Ending Account Value On 6/30/08                   $  845.40       $  844.30
Expenses Paid During Period*                      $    4.86       $    6.05

* Expenses are equal to the Portfolio's annualized expense ratio of 1.06% and 1.32%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Independence VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2008 through June 30, 2008.

Share Class                                           I               II
--------------------------------------------------------------------------------
Beginning Account Value On 1/1/08                 $1,000.00       $1,000.00
Ending Account Value On 6/30/08                   $1,019.59       $1,018.30
Expenses Paid During Period*                      $    5.32       $    6.62

* Expenses are equal to the Portfolio's annualized expense ratio of 1.06% and 1.32%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/08
--------------------------------------------------------------------------------

Positive results in other areas were not enough to overcome severe weakness among the Portfolio's financial holdings during the first half of the year. In the following pages, portfolio manager Andrew Acheson reviews the factors that shaped Portfolio performance and offers his outlook for upcoming quarters.

Q. What was the market background like over the six months ended June 30, 2008?

A. Stock and bond markets were turbulent, as the unfolding credit crisis, record energy prices and the slowing economy combined to dishearten investors. In response, the Federal Reserve Board (the Fed) cut short-term interest rates sharply and took additional, unprecedented steps aimed at calming the credit markets. After a brief rally in the spring, equities soon headed down again, with financial companies sustaining particularly sharp losses.

Q. How did the Portfolio perform against that background?
A. For the six months ended June 30, 2008, Pioneer Independence VCT Portfolio's Class I shares had a total return of -15.46% at net asset value, and Class II shares returned -15.57%, trailing the -11.20% return of the Russell 1000 Index, and the -9.06% return of the Russell 1000 Growth Index over the same period. Additionally, the 207 variable portfolios in the Lipper Large Cap Growth category showed an average return of -10.06% during the same six months.

Q. Which of your decisions affected the Fund's performance over the past six months?
A. The Portfolio's aggressive stance in the troubled financial services sector was the overriding cause of the period's underperformance. Our established strategy for the Portfolio calls for increasing exposure when a stock declines, provided that the investment case for owning it appears intact. Therefore, as the credit crisis appeared to be winding down, we added to the Portfolio's financial holdings, only to see these shares buffeted by succeeding waves of credit-related bad news. Some of these commitments relied on assurances that the firms in question were relatively well insulated from the credit meltdown. Some financial companies also saw their shares come under attack from external market forces.

Q. Which stocks or sector exposures contributed to Portfolio returns?
A. An overweight position in the materials sector and successful stock choices among consumer discretionary, technology and energy issues contributed favorably to results. In materials, mining giant Freeport McMoRan did extremely well, displaying good earnings growth thanks to high and stable copper prices. In energy, Hess was a direct beneficiary of high oil prices. Hess is involved in the large Tupi field, a major oil discovery in the waters off Brazil that may rank among the largest finds in years. Contributions in energy also came from Devon Energy, an independent exploration company, and Weatherford International, which provides technology and other services to energy companies. Retailer TJX also moved higher. Consumers have been trading down from higher-priced stores to find brand name goods at more attractive prices at TJX's Marshall's and T. J. Maxx chains. Sluggish consumer spending has also created a sizeable inventory of branded goods at higher-end chains, providing attractive purchase opportunities for discount retail operators. In technology, we re-established a large position in Apple earlier in the year. This decision has been rewarded as new product introductions and growing market presence gave Apple's shares a strong boost. Research in Motion, makers of Blackberry communication devices, successfully expanded into consumer markets with new models. The Portfolio saw solid gains from the sale of this stock. Broadcomm rebounded from a fourth-quarter decline, thanks to solid demand for its sophisticated microchips, used in a wide range of communications devices.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. What were some of the Portfolio's worst disappointments during the six months ended June 30, 2008?
A. The Portfolio sidestepped the worst of the damage when Bear Stearns collapsed, but still took sizeable losses on exiting this position. Commitments to other prominent financial names, including Citigroup, Wachovia and Lehman Brothers, also penalized returns during the period. Elsewhere, selections in healthcare, a traditionally defensive area, cut into performance. Schering Plough fell on the announcement of adverse test outcomes for Vytorin, its cholesterol drug. Bristol-Myers Squibb's valuation shrank as speculation faded about a possible takeover. We continue to hold the Portfolio's position in Bristol-Myers Squibb, which we believe has potential for substantial earnings growth over the next few years.

Q. What is your outlook for the months ahead?
A. Outside of financial services and housing, the underlying economy has held up well despite fears of a possible recession. But several important challenges remain in the financial arena for which strong leadership is needed from regulators and within the companies themselves. In our opinion, to avoid further failures, banks that have become undercapitalized will have to raise capital soon, even at low stock prices, and in sufficient amounts to reassure investors that further infusions will not be needed. A strengthened banking system might help rebuild investor confidence and allow markets do better in the months ahead.
































   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares                                                       Value
                  COMMON STOCKS - 97.0%
                  Energy - 15.2%
                  Integrated Oil & Gas - 6.0%
      4,607       Hess Corp.                                $   581,357
     12,400       Petrobras Brasileiro (A.D.R.)*                718,580
                                                            -----------
                                                            $ 1,299,937
                                                            -----------
                  Oil & Gas Drilling - 3.7%
      2,500       Diamond Offshore Drilling, Inc.           $   347,850
      3,000       Transocean Offshore, Inc.*                    457,170
                                                            -----------
                                                            $   805,020
                                                            -----------
                  Oil & Gas Equipment & Services - 1.1%
      1,500       Smith International, Inc.                 $   124,710
      2,400       Weatherford International, Inc.*              119,016
                                                            -----------
                                                            $   243,726
                                                            -----------
                  Oil & Gas Exploration &
                  Production - 4.4%
      3,799       Devon Energy Corp.                        $   456,488
      1,700       Noble Affiliates, Inc.                        170,952
      4,500       XTO Energy, Inc.                              308,295
                                                            $   935,735
                                                            -----------
                  Total Energy                              $ 3,284,418
                                                            -----------
                  Materials - 12.8%
                  Diversified Metals & Mining - 4.9%
      9,100       Freeport-McMoRan Copper & Gold, Inc.
                  (Class B)                                 $ 1,066,429
                                                            -----------
                  Fertilizers & Agricultural
                  Chemicals - 6.4%
      3,100       Agrium, Inc.                              $   333,374
      2,500       Potash Corp of Saskatchewan, Inc.*            571,425
      3,300       The Mosaic Co.*                               477,510
                                                            -----------
                                                            $ 1,382,309
                                                            -----------
                  Steel - 1.5%
      1,700       U.S. Steel Group, Inc.*                   $   314,126
                                                            -----------
                  Total Materials                           $ 2,762,864
                                                            -----------
                  Capital Goods - 13.5%
                  Aerospace & Defense - 10.5%
      8,400       Boeing Co.                                $   552,048
      2,200       General Dynamics Corp.                        185,240
     13,000       Honeywell International, Inc.                 653,640
      1,700       L-3 Communications Holdings, Inc.             154,479
     11,800       United Technologies Corp.                     728,060
                                                            -----------
                                                            $ 2,273,467
                                                            -----------
                  Electrical Component &
                  Equipment - 3.0%
      1,200       First Solar, Inc.*                        $   327,384
      8,600       Suntech Power Holdings (A.D.R.)*(b)           322,156
                                                            -----------
                                                            $   649,540
                                                            -----------
                  Total Capital Goods                       $ 2,923,007
                                                            -----------


     Shares                                                       Value
                  Consumer Durables & Apparel - 0.7%
                  Footwear - 0.7%
      2,500       Nike, Inc. (b)                            $   149,025
                                                            -----------
                  Total Consumer Durables & Apparel         $   149,025
                                                            -----------
                  Media - 1.7%
                  Movies & Entertainment - 1.7%
     11,500       The Walt Disney Co.                       $   358,800
                                                            -----------
                  Total Media                               $   358,800
                                                            -----------
                  Retailing - 4.1%
                  Apparel Retail - 4.1%
      5,800       Abercrombie & Fitch Co.                   $   363,544
     16,800       TJX Companies, Inc.                           528,696
                                                            -----------
                                                            $   892,240
                                                            -----------
                  Total Retailing                           $   892,240
                                                            -----------
                  Food & Drug Retailing - 1.2%
                  Drug Retail - 1.2%
      6,400       CVS Corp.                                 $   253,248
                                                            -----------
                  Total Food & Drug Retailing               $   253,248
                                                            -----------
                  Food, Beverage & Tobacco - 1.1%
                  Soft Drinks - 1.1%
      4,700       Coca-Cola Co.                             $   244,306
                                                            -----------
                  Total Food, Beverage & Tobacco            $   244,306
                                                            -----------
                  Health Care Equipment & Services - 0.7%
                  Health Care Equipment - 0.7%
      9,417       Insulet Corp.*(b)                         $   148,129
                                                            -----------
                  Total Health Care Equipment &
                  Services                                  $   148,129
                                                            -----------
                  Pharmaceuticals & Biotechnology - 8.7%
                  Biotechnology - 2.0%
      8,200       Gilead Sciences, Inc.*                    $   434,190
                                                            -----------
                  Life Sciences Tools & Services - 0.5%
      3,000       Advanced Magnetics, Inc.*                 $   102,300
                                                            -----------
                  Pharmaceuticals - 6.2%
     49,300       Bristol-Myers Squibb Co.                  $ 1,012,129
      7,304       Teva Pharmaceutical Industries, Ltd.
                   (A.D.R.)                                     334,523
                                                            -----------
                                                            $ 1,346,652
                                                            -----------
                  Total Pharmaceuticals &
                  Biotechnology                             $ 1,883,142
                                                            -----------
                  Diversified Financials - 1.0%
                  Investment Banking & Brokerage - 0.6%
      3,200       Morgan Stanley                            $   115,424
                                                            -----------
                  Specialized Finance - 0.4%
        800       Intercontinental Exchange, Inc.*          $    91,200
                                                            -----------
                  Total Diversified Financials              $   206,624
                                                            -----------

6  The accompanying notes are an integral part of these financial statements.

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Shares                                                  Value
           Software & Services - 12.7%
           Internet Software & Services - 5.8%
13,100     Akamai Technologies*(b)                $   455,749
 1,500     Google, Inc.*                              789,630
                                                  -----------
                                                  $ 1,245,379
                                                  -----------
           Systems Software - 6.9%
 7,800     BMC Software, Inc.*                    $   280,800
 5,100     McAfee, Inc.*                              173,553
49,900     Oracle Corp.*                            1,047,900
                                                  -----------
                                                  $ 1,502,253
                                                  -----------
           Total Software & Services              $ 2,747,632
                                                  -----------
           Technology Hardware & Equipment - 12.9%
           Communications Equipment - 7.0%
10,850     Cisco Systems, Inc.*                   $   252,371
17,800     Corning, Inc.                              410,290
15,220     F5 Networks, Inc.*                         432,552
14,555     Foundry Networks, Inc.*                    172,040
 2,733     Northern Telecom Ltd.*                      22,465
15,600     Riverbed Technology, Inc.*(b)              214,032
                                                  -----------
                                                  $ 1,503,750
                                                  -----------
           Computer Hardware - 3.9%
 5,100     Apple, Inc.*                           $   853,944
                                                  -----------
           Computer Storage & Peripherals - 2.0%
29,300     EMC Corp.*                             $   430,417
                                                  -----------
           Total Technology Hardware &
           Equipment                              $ 2,788,111
                                                  -----------
           Semiconductors - 10.7%
           Semiconductor Equipment - 2.4%
27,200     Applied Materials, Inc.                $   519,248
                                                  -----------
           Semiconductors - 8.3%
28,600     Broadcom Corp.*(b)                     $   780,494
46,800     Intel Corp.                              1,005,266
                                                  -----------
                                                  $ 1,785,760
                                                  -----------
           Total Semiconductors                   $ 2,305,008
                                                  -----------
           TOTAL COMMON STOCKS
           (Cost $20,409,439)                     $20,946,554
                                                  -----------

Principal
   Amount                                                        Value
             TEMPORARY CASH INVESTMENTS - 11.7%
             Repurchase Agreements - 2.8%
$120,000     Bank of America, 2.2%, dated 6/30/08,
             repurchase price of $120,000 plus
             accrued interest on 7/1/08 collateralized
             by $324,136 Federal National Mortgage
             Association, 5.5%, 6/1/33                     $   120,000
 120,000     Barclays Plc, 2.27%, dated 6/30/08,
             repurchase price of $120,000 plus
             accrued interest on 7/1/08 collateralized
             by the following:
             $72,953 Federal Home Loan
             Mortgage Corp., 4.171 - 6.27%,
             12/1/34 - 10/1/37
             $74,963 Federal National Mortgage
             Association, 4.024 - 6.082%,
             8/1/36 - 2/1/48                                   120,000
 135,000     Deutsche Bank, 2.3%, dated 6/30/08,
             repurchase price of $120,000 plus
             accrued interest on 7/1/08 collateralized
             by the following:
             $29,569 Federal National Mortgage
             Association (ARM), 4.708 -
             5.887%, 12/1/13 - 3/1/37
             $22,421 Federal Home Loan Mortgage
             Corp., 4.703 - 4.704%,
             12/1/35 - 3/1/35
             $92,170 Freddie Mac Giant,
             4.5 - 7.0%, 10/1/34 - 5/1/38
             $49,497 U.S. Treasury Strip,
             0.0%, 8/15/22                                     135,000
 120,000     JP Morgan, 2.26%, dated 6/30/08,
             repurchase price of $120,000 plus
             accrued interest on 7/1/08 collateralized
             by $133,436 Federal National
             Mortgage Association, 4.5 - 6.5%,
             3/1/23 - 5/1/38                                   120,000
 120,000     Merrill Lynch, 2.5%, dated 6/30/08,
             repurchase price of $120,000 plus
             accrued interest on 7/1/08 collateralized
             by $149,806 Federal Home Loan
             Mortgage Corp., 5.065 - 6.025%,
             9/1/36 - 4/1/38                                   120,000
                                                           -----------
             Total Repurchase Agreements                   $   615,000
                                                           -----------

  The accompanying notes are an integral part of these financial statements.  7

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

Principal
   Amount                                                            Value
                   Securities Lending Collateral - 8.9% (c)
                   Certificates of Deposit:
$ 35,782           American Express, 2.72%, 8/8/08             $    35,782
  26,783           Bank of America, 2.88%, 8/11/08                  26,783
  26,783           Citibank, 2.85%, 7/29/08                         26,783
   9,644           Banco Santander NY, 2.80%, 10/7/08                9,644
  26,810           Banco Santander NY, 3.09%, 12/22/08              26,810
  26,774           Bank of Nova Scotia, 3.18%, 5/5/09               26,774
  13,392           Bank of Scotland NY, 2.73%, 7/11/08              13,392
  13,392           Bank of Scotland NY, 2.72%, 8/15/08              13,392
   9,631           Bank of Scotland NY, 2.89%, 11/4/08               9,631
  13,383           Bank of Scotland NY, 3.03%, 9/26/08              13,383
  48,210           Barclay's Bank, 3.18% 5/27/09                    48,210
  40,175           Bank Bovespa NY, 2.705%, 8/8/08                  40,175
  26,783           BNP Paribas NY, 2.88%, 7/23/08                   26,783
  16,070           Calyon NY, 2.85%, 8/25/08                        16,070
  22,498           Calyon NY, 2.64%, 9/29/08                        22,498
   8,495           Calyon NY, 2.69%, 1/16/09                         8,495
  22,230           Commonwealth Bank of Australia NY,
                   2.63%, 7/11/08                                   22,230
  22,498           Deutsche Bank Financial,
                   2.72%, 7/30/08                                   22,498
  10,714           Deutsche Bank Financial, 2.72%, 8/4/08           10,714
  21,962           Dexia Bank NY, 2.69%, 8/7/08                     21,962
   5,356           Dexia Bank NY, 2.65%, 8/12/08                     5,356
  19,846           Dexia Bank NY, 3.37%, 9/29/08                    19,846
  48,210           DNB NOR Bank ASA NY, 2.9%, 6/8/09                48,210
   2,301           Fortis, 3.11%, 9/30/08                            2,301
  49,067           Intesa SanPaolo S.p.A., 2.72%, 5/22/09           49,067
  23,355           Lloyds Bank, 2.61%, 7/11/08                      23,355
  13,392           Lloyds Bank, 2.61%, 8/18/08                      13,392
  18,213           Natixis, 2.83%, 8/4/08                           18,213
  26,783           NORDEA NY, 2.81%, 8/29/08                        26,783
   3,095           NORDEA NY, 2.72%, 4/9/09                          3,095
   2,567           NORDEA NY, 2.73%, 12/01/08                        2,567
   4,284           Rabobank Nederland NY,
                   2.37%, 8/29/08                                    4,284
  13,392           Royal Bank of Canada NY,
                   2.57%, 7/15/08                                   13,392
  26,784           Royal Bank of Canada NY, 2.6%, 9/5/08            26,784
  16,070           Bank of Scotland NY, 2.7%, 8/1/08                16,070
  16,081           Bank of Scotland NY, 2.96%, 11/3/08              16,081
  10,338           Skandinavian Enskilda Bank NY,
                   2.7%, 7/17/08                                    10,338
   3,104           Skandinavian Enskilda Bank NY,
                   3.18%, 9/22/08                                    3,104
   5,344           Skandinavian Enskilda Bank NY,
                   3.06%, 2/13/09                                    5,344
  10,713           Svenska Bank NY, 2.7%, 7/17/08                   10,713

Principal
   Amount                                                            Value
                   Securities Lending Collateral - (continued)
$ 22,230           Svenska Bank NY, 2.55%, 7/11/08             $    22,230
  33,747           Toronto Dominion Bank NY,
                   2.77%, 9/5/08                                    33,747
  16,070           Toronto Dominion Bank NY,
                   2.75%, 11/5/08                                   16,070
   5,345           Wachovia, 3.62%,10/28/08                          5,345
                                                               -----------
                                                               $   837,693
                                                               -----------
                   Commercial Paper:
$  8,232           Bank of America, 2.7%, 8/26/08              $     8,232
  10,682           Bank of America, 2.6%, 8/11/08                   10,682
   8,029           CBA, 2.7%, 7/11/08                                8,029
  21,352           CBA, 2.88%, 8/18/08                              21,352
   5,354           Deutsche Bank Financial, 2.72%, 7/9/08            5,354
   5,348           HSBC, 2.89% 7/21/08                               5,348
  26,610           HSBC, 2.88%, 9/29/08                             26,610
  21,360           ING Funding, 2.7%, 8/13/08                       21,360
   8,029           Natixis, 2.87%, 7/10/08                           8,029
   8,021           Natixis, 2.87%, 7/21/08                           8,021
   6,601           PARFIN, 3.18%, 8/1/08                             6,601
  10,615           Royal Bank of Scotland,
                   2.66%, 10/21/08                                  10,615
   5,356           Societe Generale, 2.98%, 7/2/08                   5,356
  13,360           Societe Generale, 2.93%, 7/30/08                 13,360
  10,683           Societe Generale, 3.18%, 8/5/08                  10,683
  21,345           Societe Generale, 3.18%, 8/22/08                 21,345
  10,682           SVSS NY, 3.18%, 8/11/08                          10,682
   5,096           Bank Bovespa NY, 2.79%, 3/12/09                   5,096
  24,099           General Electric Capital Corp.,
                   2.77%, 1/5/09                                    24,099
  26,773           General Electric Capital Corp.,
                   2.82%, 3/16/09                                   26,773
   9,905           IBM, 3.18%, 2/13/09                               9,905
  26,783           IBM, 3.18%, 6/26/09                              26,783
  48,210           Met Life Global Funding, 3.16%, 6/12/09          48,210
  45,531           WestPac, 3.18%, 6/1/09                           45,531
                                                               -----------
                                                               $   388,055
                                                               -----------
                   Mutual Funds:
$ 32,140           BlackRock Liquidity Money Market
                   Fund, 3.18%                                 $    32,140
  41,798           Dreyfus Preferred Money Market
                   Fund, 3.18%                                      41,798
                                                               -----------
                                                               $    73,937
                                                               -----------
                   Tri-party Repurchase Agreements:
$113,923           Deutsche Bank, 2.5%, 7/1/08                 $   113,923
 321,397           Lehman Brothers, 2.65%, 7/1/08                  321,397
                                                               -----------
                                                               $   435,320
                                                               -----------

8  The accompanying notes are an integral part of these financial statements.

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal
    Amount                                                               Value
             Securities Lending Collateral - (continued)
             Other:
$ 13,320     ABS CFAT 2008-A A1, 3.005%, 4/27/09                   $    13,320
                                                                   -----------
             Total Securities Lending Collateral                   $ 1,748,325
                                                                   -----------
             TOTAL TEMPORARY CASH INVESTMENTS
             (Cost $2,363,325)                                     $ 2,363,325
                                                                   -----------
             TOTAL INVESTMENT IN SECURITIES - 107.9%
             (Cost $22,772,764)(a)                                 $23,309,879
                                                                   -----------
             OTHER ASSETS
             AND LIABILITIES - (7.9%)                              $(1,709,607)
                                                                   -----------
             TOTAL NET ASSETS - 100.%                              $21,600,272
                                                                   ===========

*        Non-income producing security.
(A.D.R.) American Depositary Receipt.
(a) At June 30, 2008, the net unrealized gain on investments based on cost for federal income tax purposes of $22,826,135 was as follows:

         Aggregate gross unrealized gain for all investments in
         which there is an excess of value over tax cost           $ 1,756,794
         Aggregate gross unrealized loss for all investments in
         which there is an excess of tax cost over value            (1,273,050)
                                                                   -----------
         Net unrealized gain                                       $   483,744
                                                                   ===========

(b)      At June 30, 2008, the following securities were out on loan:

         Shares      Security                                   Value
          2,900      AMAG Pharmaceuticals Inc. (**)        $  102,051
         11,000      Akamai Technologies* (**)                380,160
         25,000      Broadcom Corp.*                          682,250
          9,100      Insulet Corp.*                           143,143
          1,000      Nike, Inc.                                59,610
         15,000      Riverbed Technology, Inc.*               205,800
          2,900      Suntech Power Holdings (A.D.R.)*         108,634
                                                           ----------
                     Total                                 $1,681,648
                                                           ==========

(**)   Indicates pending sale at June 30, 2008.
(c)    Securities lending collateral is managed by Credit Suisse.

       Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2008 aggregated $17,298,446 and $19,255,850, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.
Highest priority is given to Level 1 inputs and lowest priority is given to Level 3. Level 1 - quoted prices in active markets for identical securities Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)
The following is a summary of the inputs used as of June 30, 2008, in valuing the Portfolio's assets:


                                                 Investments      Other Financial
Valuation Inputs                                in Securities       Instruments
---------------------------------------------------------------------------------
Level 1 - Quoted Prices                           $20,946,554                -
Level 2 - Other Significant Observable Inputs       2,363,325                -
Level 3 - Significant Unobservable Inputs                   -                -
                                                  -----------       ----------
Total                                             $23,309,879                -
                                                  ===========       ==========

The accompanying notes are an integral part of these financial statements.  9

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Six Months
                                                                Ended          Year      Year       Year      Year       Year
                                                               6/30/08        Ended     Ended      Ended     Ended       Ended
Class I                                                      (unaudited)     12/31/07  12/31/06   12/31/05  12/31/04   12/31/03
Net asset value, beginning of period                         $    15.69      $ 14.60   $ 13.39    $ 13.04   $ 12.22   $    9.75
                                                             ----------      -------   -------    -------   -------   ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                $     0.04      $  0.05   $  0.03    $  0.04   $  0.09   $   (0.01)
 Net realized and unrealized gain (loss) on investments           (2.46)        1.07      1.21       0.41      0.73         2.48
                                                             ----------      -------   -------    -------   -------   ---------
  Net increase (decrease) from investment operations         $    (2.43)     $  1.12   $  1.24    $  0.45   $  0.82   $    2.47
Distributions to shareowners:
 Net income                                                       (0.05)       (0.03)    (0.03)     (0.10)       --       (0.00)(a)
 Net realized gain                                                   --           --        --         --        --          --
                                                             ----------      -------   -------    -------   -------   ---------
 Net increase (decrease) in net asset value                  $    (2.47)     $  1.09   $  1.21    $  0.35   $  0.82   $    2.47
                                                             ----------      -------   -------    -------   -------   ---------
 Net asset value, end of period                              $    13.22      $ 15.69   $ 14.60    $ 13.39   $ 13.04   $   12.22
                                                             ==========      =======   =======    =======   =======   =========
Total return*                                                    (15.46)%       7.69%     9.27%      3.48%     6.71%      25.35%
Ratio of net expenses to average net assets                        1.06%**      1.02%     1.05%      0.96%     0.96%       1.08%
Ratio of net investment income (loss) to average net assets        0.45%**      0.25%     0.21%      0.19%     0.71%      (0.05)%
Portfolio turnover rate                                             142%**        82%       62%        79%      206%         58%
Net assets, end of period (in thousands)                      $  15,118      $19,638   $23,322    $26,986   $32,300   $  35,750
Ratios assuming no waiver of fees and assumption of
 expenses by PIM:
 Net expenses                                                      1.06%**      1.02%     1.05%      0.96%     0.97%       1.08%
 Net investment income (loss)                                      0.45%**      0.25%     0.21%      0.19%     0.71%      (0.05)%

(a)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10  The accompanying notes are an integral part of these financial statements.

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Six Months
                                                            Ended         Year        Year         Year        Year        Year
                                                           6/30/08        Ended       Ended        Ended       Ended      Ended
Class II                                                 (unaudited)    12/31/07    12/31/06     12/31/05    12/31/04    12/31/03
Net asset value, beginning of period                     $  15.46        $ 14.39     $ 13.20      $ 12.87     $  12.10    $  9.70
                                                         --------        -------     -------      -------     --------    -------
Increase (decrease) from investment operations:
 Net investment income (loss)                            $   0.02        $    --     $ (0.01)     $ (0.02)    $   0.06    $ (0.02)
 Net realized and unrealized gain (loss)
  on investments                                            (2.43)          1.07        1.20         0.43         0.71       2.42
                                                         --------        -------     -------      -------     --------    -------
  Net increase (decrease) from
    investment operations                                $  (2.41)       $  1.07     $  1.19      $  0.41     $   0.77    $  2.40
Distributions to shareowners:
 Net income                                                 (0.00)(a)         --          --        (0.08)          --         --
 Net realized gain                                             --             --          --           --           --         --
                                                         --------        -------     -------      -------     --------    -------
 Net increase (decrease) in net asset value              $  (2.41)       $  1.07     $  1.19      $  0.33     $   0.77    $  2.40
                                                         --------        -------     -------      -------     --------    -------
 Net asset value, end of period                          $  13.05        $ 15.46     $ 14.39      $ 13.20     $  12.87    $ 12.10
                                                         ========        =======     =======      =======     ========    =======
Total return*                                              (15.57)%         7.44%       9.02%        3.19%        6.36%     24.74%
Ratio of net expenses to average net assets                  1.32%**        1.27%       1.33%        1.24%        1.25%      1.44%
Ratio of net investment income (loss) to average
 net assets                                                  0.19%**        0.00%      (0.07)%      (0.09)%       0.74%     (0.40)%
Portfolio turnover rate                                       142%**          82%         62%          79%         206%        58%
Net assets, end of period (in thousands)                 $  6,483        $ 8,244     $ 7,551      $ 7,096     $  7,749    $ 3,049
Ratios assuming no waiver of fees and assumption
 of expenses by PIM:
 Net expenses                                                1.32%**        1.27%       1.33%        1.24%        1.26%      1.44%
 Net investment income (loss)                                0.19%**        0.00%      (0.07)%      (0.09)%       0.73%     (0.40)%

(a)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

 The accompanying notes are an integral part of these financial statements.  11

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $1,681,648)
 (cost $22,772,764)                                                                 $  23,309,879
 Cash                                                                                      42,548
 Receivables --
 Investment securities sold                                                             1,057,354
 Fund shares sold                                                                          11,760
 Dividends and interest                                                                    10,898
 Other                                                                                        892
                                                                                    -------------
  Total assets                                                                      $  24,433,331
                                                                                    -------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                    $   1,014,818
 Fund shares repurchased                                                                   14,159
 Upon return of securities loaned                                                       1,748,325
 Due to affiliates                                                                          5,392
 Accrued expenses                                                                          50,365
                                                                                    -------------
  Total liabilities                                                                 $   2,833,059
                                                                                    -------------
NET ASSETS:
 Paid-in capital                                                                    $  56,610,660
 Undistributed net investment income                                                       44,548
 Accumulated net realized loss on investments                                         (35,592,051)
 Net unrealized gain on investments                                                       537,115
                                                                                    -------------
  Total net assets                                                                  $  21,600,272
                                                                                    =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $15,117,540/1,143,274 shares)                                    $       13.22
                                                                                    -------------
 Class II (based on $6,482,732/496,844 shares)                                      $       13.05
                                                                                    =============

12  The accompanying notes are an integral part of these financial statements.

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $3,409)        $    168,799
 Interest                                                         10,585
 Income from securities loaned, net                                  124
                                                            ------------
  Total investment income                                                      $    179,508
                                                                               ------------
EXPENSES:
 Management fees                                            $     83,484
 Transfer agent fees and expenses
 Class I                                                             777
 Class II                                                            777
 Distribution fees
 Class II                                                          8,819
 Administrative fees                                               2,684
 Custodian fees                                                   13,423
 Professional fees                                                19,501
 Printing expense                                                    186
 Fees and expenses of nonaffiliated trustees                       2,748
 Miscellaneous                                                     2,446
                                                            ------------
  Total expenses                                                               $    134,845
                                                                               ------------
   Net investment income                                                       $     44,663
                                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on:
 Investments                                                $ (1,473,135)
 Written options closed/expired                                    8,951       $ (1,464,184)
                                                            ------------       ------------
 Change in net unrealized loss on investments                                  $ (2,823,163)
                                                                               ------------
 Net loss on investments                                                       $ (4,287,347)
                                                                               ------------
 Net decrease in net assets resulting from operations                          $ (4,242,684)
                                                                               ============

The accompanying notes are an integral part of these financial statements.  13

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08 and the Year Ended 12/31/07

                                                                                Six Months
                                                                                  Ended              Year
                                                                                 6/30/08             Ended
                                                                               (unaudited)         12/31/07
FROM OPERATIONS:
Net investment income (loss)                                                  $     44,663       $     54,097
Net realized gain (loss) on investments                                         (1,464,184)         1,292,539
Change in net unrealized gain (loss) on investments                             (2,823,163)           967,806
                                                                              ------------       ------------
  Net increase (decrease) in net assets resulting from operations             $ (4,242,684)      $  2,314,442
                                                                              ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.05 and $0.03 per share, respectively)                           $    (52,295)      $    (47,086)
  Class II ($0.00 and $0.03 per share, respectively)                                (1,790)                --
                                                                              ------------       ------------
    Total distributions to shareowners                                        $    (54,085)      $    (47,086)
                                                                              ------------       ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $    866,841       $  2,152,230
Reinvestment of distributions                                                       54,085             47,086
Cost of shares repurchased                                                      (2,906,355)        (7,457,523)
                                                                              ------------       ------------
  Net decrease in net assets resulting from Portfolio share transactions      $ (1,985,429)      $ (5,258,207)
                                                                              ------------       ------------
  Net decrease in net assets                                                  $ (6,282,198)      $ (2,990,851)
NET ASSETS:
Beginning of period                                                           $ 27,882,470       $ 30,873,321
                                                                              ------------       ------------
End of period                                                                 $ 21,600,272       $ 27,882,470
                                                                              ============       ============
Undistributed net investment income                                           $     44,548       $     53,970
                                                                              ============       ============

                                    '08 Shares       '08 Amount      '07 Shares       '07 Amount
                                   (unaudited)      (unaudited)
Class I
Shares sold                            46,501      $    652,757         41,912      $    656,114
Reinvestment of distributions           3,834            52,295          2,950            47,086
Less shares repurchased              (158,380)       (2,193,571)      (390,998)       (6,091,733)
                                     --------      ------------       --------      ------------
  Net decrease                       (108,045)     $ (1,488,519)      (346,136)     $ (5,388,533)
                                     ========      ============       ========      ============
Class II
Shares sold                            15,269      $    214,084         96,505      $  1,276,204
Reinvestment of distributions             133             1,790              -                 -
Less shares repurchased               (51,681)         (712,784)      (109,182)       (1,466,271)
                                     --------      ------------       --------      ------------
  Net decrease                        (36,279)     $   (496,910)       (12,677)     $   (190,067)
                                     ========      ============       ========      ============

14  The accompanying notes are an integral part of these financial statements.

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Independence VCT Portfolio, formerly Pioneer Growth Shares VCT Portfolio (the Portfolio), is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is appreciation of capital.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution expense rates and Class II shareowners have exclusive voting rights with respect to the distribution plans that have been adopted. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At June 30, 2008, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Federal Income Taxes

   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2007, the Fund had a net capital loss carryforward of $34,074,494 of which the following amounts will expire between 2009 and 2011, if not utilized: $7,510,070 in 2009, $19,245,183 in 2010 and
   $7,319,241 in 2011.

   The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the fiscal year ended December 31, 2007 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                    2007
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                               $     47,086
                                                                ------------
    Total distributions                                         $     47,086
                                                                ============
  Distributable Earnings:
  Undistributed ordinary income                                 $     53,970
  Capital loss carryforward                                      (34,074,494)
  Unrealized appreciation                                          3,306,905
                                                                ------------
    Total                                                       $(30,713,619)
                                                                ============
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (Unicredit), $209,232 in commissions on the sale of Trust shares for the six months ended June 30, 2008. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and the distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or sub custodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,288 in management fees, administrative costs and certain others services payable to PIM at June 30, 2008.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $134 in transfer agent fees payable to PIMSS at June 30, 2008.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,970 in distribution fees payable to PFD at June 30, 2008.

5. Commission Recapture and Expense Offset Arrangements
Effective July 15, 2005, the Portfolio has entered into commission recapture arrangements with brokers with whom PIM places trades on behalf of the Portfolio where they provide services to the Portfolio in addition to trade execution. These services included payments of certain expenses on behalf of the Portfolio. For the six months ended June 30, 2008, expenses were not reduced under this agreement. In addition, the Portfolio has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2008, the Portfolio's expenses were not reduced under such arrangements.

6. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Independence VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

Results of Shareholder Meeting
At a special meeting held on May 13, 2008, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Variable Contracts Trust, as noted below) follows:


---------------------------------------------------------------------------------------------------------------------------
                                                  For                 Withhold             Abstain         Broker Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 1 - To elect Trustees*
  John F. Cogan, Jr.                         164,711,851.194        5,285,114.254                    0             0
  Daniel K. Kingsbury                        165,222,946.234        4,774,019.214                    0             0
  David R. Bock                              164,963,647.028        5,033,318.420                    0             0
  Mary K. Bush                               164,650,732.216        5,346,233.232                    0             0
  Benjamin M. Friedman                       165,102,105.803        4,894,859.645                    0             0
  Margaret B.W. Graham                       165,219,940.012        4,777,025.436                    0             0
  Thomas J. Perna                            165,231,179.140        4,765,786.308                    0             0
  Marguerite A. Piret                        165,180,443.253        4,816,522.195                    0             0
  John Winthrop                              164,783,515.329        5,213,450.119                    0             0
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                  For                 Against              Abstain         Broker Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 2 - To approve an amendment
 to the Declaration of Trust*                156,965,554.071        7,761,986.720        5,269,424.657            0
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                  For                 Against              Abstain         Broker Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 3A - To approve changes to
 the Portfolio's fundamental investment
 policy relating to borrowing money            1,631,622.592           63,652.263          47,377.592             0
 Proposal 3B - To approve changes to
 the Portfolio's fundamental investment
 policy relating to underwriting               1,631,994.788           63,280.068          47,377.592             0
 Proposal 3C - To approve changes to
 the Portfolio's fundamental investment
 policy relating to lending                    1,626,854.037           70,579.353          45,219.059             0
 Proposal 3D - To approve changes to
 the Portfolio's fundamental investment
 policy relating to issuing senior
 securities                                    1,633,781.126           63,652.263          45,219.059             0
 Proposal 3E - To approve changes to
 the Portfolio's fundamental investment
 policy relating to real estate                1,633,781.126           63,652.263          45,219.059             0
 Proposal 3F - To approve changes to the
 Portfolio's fundamental investment
 policy relating to commodities                1,633,781.126           63,652.263          45,219.059             0
 Proposal 3G - To approve changes to
 the Portfolio's fundamental investment
 policy relating to concentration              1,642,114.473           55,318.916          45,219.059             0
 Proposal 3H - To approve changes to
 the Portfolio's fundamental investment
 policy relating to diversification            1,645,287.138           55,318.922          42,046.388             0
 Proposal 3M - To approve changes to
 the Portfolio's fundamental investment
 policy relating to pledging or
 guaranteeing assets                           1,608,259.695           89,220.426          45,172.327             0
---------------------------------------------------------------------------------------------------------------------------

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                  For                 Against              Abstain         Broker Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 4 - To approve an Amended
 and Restated Management Agreement
 with PIM                                      1,629,746.897           67,686.492          45,219.059              0
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                  For                 Against              Abstain         Broker Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 5 - To approve a policy
 allowing the appointment of unaffiliated
 sub-advisers and amendments to sub-
 advisory agreements without
 shareholder approval                          1,617,846.128           73,768.160          51,038.160              0
---------------------------------------------------------------------------------------------------------------------------

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Variable Contracts Trust. Results reported above reflect the combined votes of all series of the Trust.

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2007 and in the third quintile of its Morningstar category for the three year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered the Fund's recent strategy change and concluded that the investment performance of the Fund was satisfactory.

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the fifth quintile relative to its Strategic Insight peer group.

The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Fund. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Fund and considered that, under the amended and restated investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients, including oversight of the Fund's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM and the investment performance of the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Fund pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, the management fee rate paid by the Fund for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that, on a hypothetical basis, such fee would remain in the third quintile relative to the peer group at higher asset levels. The Trustees also considered the relatively small size of the Fund compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.

[LOGO]PIONEER
      Investments(R)


Pioneer Variable Contracts Trust

Officers                                        Trustees
John F. Cogan, Jr., President                   John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President   David R. Bock
Mark E. Bradley, Treasurer                      Mary K. Bush
Dorothy E. Bourassa, Secretary                  Benjamin M. Friedman
                                                Margaret B.W. Graham
                                                Daniel K. Kingsbury
                                                Thomas J. Perna
                                                Marguerite A. Piret
                                                John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19619-02-0808

                                                            [LOGO]PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

              Pioneer International Value VCT Portfolio -- Class I and II Shares



                                                               SEMIANNUAL REPORT

                                                                   June 30, 2008

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------


Pioneer International Value VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        6
  Financial Statements                          13
  Notes to Financial Statements                 18
  Approval of Investment Advisory Contract      24
  Trustees, Officers and Service Providers      26

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/08
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                                79.3%
Depositary Receipts for International Stocks                               10.1%
Temporary Cash Investments                                                  5.8%
U.S. Common Stocks                                                          3.7%
International Preferred Stocks                                              1.1%


Geographical Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Japan                                                                      20.5%
United Kingdom                                                             12.2%
Germany                                                                     7.3%
France                                                                      9.5%
Switzerland                                                                 6.9%
Australia                                                                   4.6%
Brazil                                                                      4.5%
People's Republic of China                                                  4.3%
Spain                                                                       3.5%
Netherlands                                                                 3.4%
Russia                                                                      3.2%
Singapore                                                                   2.4%
United States                                                               2.4%
Sweden                                                                      2.3%
South Korea                                                                 2.0%
Norway                                                                      1.9%
Hong Kong                                                                   1.8%
India                                                                       1.6%
Mexico                                                                      1.5%
Taiwan                                                                      1.0%
Finland                                                                     1.0%
Other (Individually less than 1%)                                           2.2%


Five Largest Holdings
(As a percentage of equity holdings)*

  1.      Eutelsat Communications      2.63%
  2.      Broken Hill Proprietary
           Co., Ltd.                   2.54
  3.      Royal Dutch Shell Plc        2.51
  4.      Rio Tinto Plc                2.08
  5.      Banco Santander Central
           Hispano SA                  2.03

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/08
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share       6/30/08       12/31/07
  Class I                       $ 15.62       $ 18.76
  Class II                      $ 15.51       $ 18.60

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 6/30/08)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.2400       $  -              $ 0.5380
  Class II                  $ 0.1894       $  -              $ 0.5380

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer International Value VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Europe Australasia, Far East (EAFE) Index and MSCI All Country World (ex. U.S.) Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                                                    MSCI All
        Pioneer             Pioneer                                 Country
        International       International       MSCI                World
        VCT Portfolio,      VCT Portfolio,      EAFE                (ex. U.S.)
        Class I             Class II*           Index*              Index

6/98    10,000              10,000              10,000              10,000
        10,076              10,051              10,792              10,953
6/00    12,768              12,704              12,675              12,936
         8,797               8,731               9,719               9,856
6/02     8,112               8,031               8,823               9,051
         7,420               7,322               8,289               8,672
6/04     9,401               9,251              11,012              11,490
        10,370              10,180              12,567              13,438
6/06    13,456              13,176              15,968              17,255
        17,236              16,830              20,365              22,456
6/08    15,198              14,798              18,299              21,063

The Morgan Stanley Capital International (MSCI) EAFE Index is a commonly used measure of international growth stocks. The MSCI All Country World (ex. U.S.) Index measures the performance of developed and emerging market stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

* Effective July 15, the Portfolio's benchmark, index changed to the MSCI EAFE Index. The securities represented in the MSCI EAFE Index more closely reflect the types of securities in which the Portfolio is likely to invest.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2008)

--------------------------------------------------------------------------------
                                                        Class I       Class II**
--------------------------------------------------------------------------------
10 Years                                                  4.27%         4.00%
5 Years                                                  15.42%        15.11%
1 Year                                                  -11.83%       -12.07%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

** Class II shares commenced operations on May 1, 2003. Portfolio returns for Class II shares prior to May 1, 2003 are based on the performance of Class I shares, reduced to reflect the higher Class II expenses.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [DIVIDED BY] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Value VCT
Portfolio

Based on actual returns from January 1, 2008 through June 30, 2008.

       Share Class                                        I                II
       -------------------------------------------------------------------------
       Beginning Account Value On 1/1/08             $ 1,000.00       $ 1,000.00
       Ending Account Value On 6/30/08               $   873.80       $   872.60
       Expenses Paid During Period*                  $     5.96       $     7.12

* Expenses are equal to the Portfolio's annualized expense ratio of 1.28% and 1.53% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Value VCT
Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2008 through June 30, 2008.



       Share Class                                        I                II
       -------------------------------------------------------------------------
       Beginning Account Value On 1/1/08             $ 1,000.00       $ 1,000.00
       Ending Account On 6/30/08                     $ 1,018.50       $ 1,017.26
       Expenses Paid During Period*                  $     6.42       $     7.67

* Expenses are equal to the Portfolio's annualized expense ratio of 1.28% and 1.53% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/08
--------------------------------------------------------------------------------

Nearly a year after initial signs that the U.S. subprime mortgage market was headed for troubled waters, global financial markets are still absorbing the fallout. However, while the U.S. credit markets may have been the genesis of a widespread correction in global equity markets, inflation and recession fears have also taken a toll on prices of international stocks, as Christopher Smart, Director of International Investment at Pioneer and lead manager of the Portfolio discusses in the following interview.

Q.   How did the Portfolio perform for the first half of its fiscal year?

A. It was a difficult period, with all the major equity indices landing in negative territory for the six months ended June 30, 2008. Class I and II shares posted total returns of -12.62% and -12.74%, respectively, at net asset value for the semiannual period, trailing the -10.66% average return for the 136 International Large Cap Core funds in the Portfolio's Lipper category and the -9.84% return for the Morgan Stanley Capital International
     (MSCI) All Country World (ex U.S.) Index and the -10.58% return of the MSCI EAFE Index.

Q. What factors caused the Portfolio to lag its Lipper peer group and benchmarks?

A. Japanese stocks suffered due to delays in political reforms and corporate restructuring, and our decision to overweight investments there further detracted from relative performance. In addition, the rising value of the Japanese yen diminished profits for companies that generate a large percentage of their profits offshore, including holdings Nintendo and Toyota Motors.

     Positions in major financial institutions also had a negative impact on results as problems spread throughout the credit markets. One of the more noteworthy detractors was Societe Generale, whose problems were compounded when one rogue trader within the company made unauthorized transactions that cost the bank more than $7 billion in losses. Royal Bank of Scotland also declined, in response to its successful bid to acquire the Dutch banking firm ABN Amro. Many analysts believed that the acquisition price exceeded the value of the target assets in the wake of the U.S. mortgage crisis.

     Our decision not to invest in Taiwan, particularly the financial sector, proved disappointing too. Following a spring election that signaled better relations between Taiwan and China, the Taiwanese stock market rallied. We had resisted investing in that market because we thought stock prices had already priced in improved political prospects, but we were subsequently proved wrong.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. What were some of the positive contributors to performance during the period?

A. The strength of world commodity prices fueled the performance of several holdings, particularly in Brazil and China. CVRD, the Brazilian mining company that is one of the world's largest producers of iron ore, rose, as did Petrobras, Brazil's largest oil producer, which found sizable deposits offshore Rio de Janiero. Yanzhou Coal Mining, which was added to the Portfolio during the period, benefited from surging demand for coal, a major source of power generation in China.

     The U.K. metals and mining company Rio Tinto performed well, as did E.On, the German integrated utilities company, which benefited from synergies created from past acquisitions across Europe. Our decision not to invest heavily in the health care and telecommunications sectors was also prudent, as those two industries lagged more resilient sectors.

Q.   Any notable sales or purchases during the period?

A. The Portfolio sold Astrazeneca, the European pharmaceutical manufacturer, which faces the looming threat of losing a patent for one of its key products, and the U.K. bank Barclays, which continues to suffer from bank sector write-downs and appeared fully valued at the time of the sale. The Portfolio added Wimm Bill Dann, Russia's largest dairy and baby food producer, which we expect to benefit from growing consumer spending power, as well as Nokia, which has profited from strong mobile handset equipment sales in emerging markets.

Q.   What is your outlook?

A. We believe that international equity markets will remain volatile. However, at some point, the policy responses of the major central banks, including the U.S. Federal Reserve, may be successful in injecting new liquidity into the global financial system and stabilize the credit markets, which could lead to improving corporate profitability.

     Valuations in Europe and Japan remain quite reasonable even in a global environment of weaker growth prospects. We expect to maintain broad exposure to emerging markets where domestic demand continues to be strong and corporate balance sheets remain resilient to current market volatility.


     Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares                                                     Value
                  PREFERRED STOCKS - 1.2%
                  Automobiles & Components - 0.7%
                  Automobile Manufacturers - 0.7%
      2,120       Porsche AG                              $   325,977
                                                          -----------
                  Total Automobiles & Components          $   325,977
                                                          -----------
                  Utilities - 0.5%
                  Multi-Utilities - 0.5%
      2,362       RWE AG                                  $   236,864
                                                          -----------
                  Total Utilities                         $   236,864
                                                          -----------
                  (Cost $542,805)                         $   562,841
                                                          -----------
                  COMMON STOCKS - 96.7%
                  Energy - 12.2%
                  Coal & Consumable Fuels - 1.2%
    295,900       Yanzhou Coal Mining*                    $   550,409
                                                          -----------
                  Integrated Oil & Gas - 8.2%
      9,800       Gazprom (A.D.R.)*                       $   569,660
     15,486       Petrobras Brasileiro (A.D.R.)*              897,414
      9,805       Repsol SA                                   385,893
     28,173       Royal Dutch Shell Plc                     1,159,603
      7,900       Statoil ASA*                                295,153
      6,781       Total SA                                    578,252
                                                          -----------
                                                          $ 3,885,975
                                                          -----------
                  Oil & Gas Equipment & Services - 1.2%
      9,354       Sbm Offshore NV                         $   344,695
      2,185       Technip                                     200,952
                                                          -----------
                                                          $   545,647
                                                          -----------
                  Oil & Gas Exploration &
                  Production - 1.4%
    382,662       CNOOC, Ltd.                             $   663,744
                                                          -----------
                  Oil & Gas Refining & Marketing - 0.2%
      1,800       Petroplus Holdings AG*                  $    96,730
                                                          -----------
                  Total Energy                            $ 5,742,505
                                                          -----------
                  Materials - 11.2%
                  Construction Materials - 0.4%
      6,305       CRH Plc                                 $   182,322
                                                          -----------
                  Diversified Chemical - 1.1%
      3,100       Akzo Nobel*                             $   212,293
      6,300       Nissan Chemical Industries*                  77,749
     63,100       UBE Industries, Ltd.*                       223,237
                                                          -----------
                                                          $   513,279
                                                          -----------
                  Diversified Metals & Mining - 8.1%
     27,634       Broken Hill Proprietary Co., Ltd.       $ 1,176,980
     25,340       Companhia Vale do Rio Doce (A.D.R.)         756,146
      7,042       Freeport-McMoRan Copper & Gold, Inc.
                  (Class B) (b)                               825,252
      3,100       New World Resources BV*                     109,963
      7,855       Rio Tinto Plc                               963,550
                                                          -----------
                                                          $ 3,831,891
                                                          -----------


     Shares                                                     Value
                  Fertilizers & Agricultural
                  Chemicals - 1.1%
        200       K+S AG*                                 $   114,778
      4,590       Yara International ASA                      405,166
                                                          -----------
                                                          $   519,944
                                                          -----------
                  Industrial Gases - 0.5%
     27,100       Taiyo Nippon Sanso Corp.*               $   226,580
                                                          -----------
                  Total Materials                         $ 5,274,016
                                                          -----------
                  Capital Goods - 13.1%
                  Aerospace & Defense - 0.4%
     11,680       Bae Systems                             $   102,853
      1,766       Thales SA                                   100,500
                                                          -----------
                                                          $   203,353
                                                          -----------
                  Building Products - 0.8%
     21,078       Asahi Glass Co., Ltd.*(b)               $   255,631
      2,190       Compagnie de Saint Gobain                   136,725
                                                          -----------
                                                          $   392,356
                                                          -----------
                  Construction & Engineering - 0.8%
      7,700       Larsen & Toubro, Ltd.*                  $   391,713
                                                          -----------
                  Construction & Farm Machinery &
                  Heavy Trucks - 2.9%
     11,950       Daewoo Heavy Industries &
                  Machinery Ltd.*                         $   465,889
      1,437       Hyundai Heavy Industries*                   443,951
     12,100       Komatsu Ltd.*                               336,841
      7,800       Volvo Ab-B Shares*                           95,188
                                                          -----------
                                                          $ 1,341,869
                                                          -----------
                  Electrical Component &
                  Equipment - 1.4%
      2,300       Nexans SA*                              $   281,585
     28,900       Sumitomo Electric*                          368,487
                                                          -----------
                                                          $   650,072
                                                          -----------
                  Heavy Electrical Equipment - 1.9%
     12,600       ABB, Ltd.*                              $   356,009
     35,854       Mitsubishi Electric Corp.*                  388,197
      1,300       Vestas Wind Systems A/S*                    169,662
                                                          -----------
                                                          $   913,868
                                                          -----------
                  Industrial Conglomerates - 3.0%
     73,035       Keppel Corp.                            $   602,465
     38,300       Hutchinson Whampoa, Ltd.                    387,310
      5,300       Philips Electronics NV*                     179,023
      2,423       Siemens                                     268,388
                                                          -----------
                                                          $ 1,437,186
                                                          -----------

6   The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                   Value
                  Industrial Machinery - 1.1%
      8,157       AB SKF                                $   127,772
      4,200       Gea Group AG*                             147,887
     48,000       Kawasaki Heavy Industries*                127,765
      7,200       Nabtesco Corp.*                           110,483
                                                        -----------
                                                        $   513,907
                                                        -----------
                  Trading Companies & Distributors - 0.8%
     26,600       Itochu Corp.*                         $   282,672
      8,400       Marubeni Corp.*                            70,117
                                                        -----------
                                                        $   352,789
                                                        -----------
                  Total Capital Goods                   $ 6,197,113
                                                        -----------
                  Transportation - 2.5%
                  Air Freight & Couriers - 0.4%
      4,200       Deutsche Post AG                      $   109,599
      2,671       TNT NV                                     90,751
                                                        -----------
                                                        $   200,350
                                                        -----------
                  Marine - 0.3%
     12,100       Kawasaki Kisen Kaisha, Ltd.*          $   114,420
                                                        -----------
                  Railroads - 1.8%
    545,300       China Railway Group, Ltd.*(b)         $   404,345
         55       East Japan Railway Co.*                   448,175
                                                        -----------
                                                        $   852,520
                                                        -----------
                  Total Transportation                  $ 1,167,290
                                                        -----------
                  Automobiles & Components - 1.6%
                  Automobile Manufacturers - 1.6%
     30,800       Isuzu Motors, Ltd.*                   $   148,071
     13,316       Toyota Motor Co.                          627,065
                                                        -----------
                                                        $   775,136
                                                        -----------
                  Total Automobiles & Components        $   775,136
                                                        -----------
                  Consumer Durables & Apparel - 1.1%
                  Apparel, Accessories & Luxury
                  Goods - 0.4%
      1,500       Adidas-Salomon AG*                    $    94,470
      2,300       Cie Financiere Richemont AG*              127,161
                                                        -----------
                                                        $   221,631
                                                        -----------
                  Consumer Electronics - 0.7%
      7,400       Sony Corp.*                           $   318,302
                                                        -----------
                  Total Consumer Durables & Apparel     $   539,933
                                                        -----------
                  Consumer Services - 0.9%
                  Casinos & Gaming - 0.2%
     19,100       Ladbrokes Plc*                        $    97,052
                                                        -----------
                  Hotels, Resorts & Cruise Lines - 0.5%
      1,600       Accor SA                              $   106,317
      3,990       Carnival Corp. (b)                        131,510
                                                        -----------
                                                        $   237,827
                                                        -----------


     Shares                                                   Value
                  Restaurants - 0.2%
     14,900       Compass Group Plc                     $   111,998
                                                        -----------
                  Total Consumer Services               $   446,877
                                                        -----------
                  Media - 4.5%
                  Advertising - 1.2%
     13,200       Focus Media Holding, Ltd.*(b)         $   365,904
      6,000       Publicis SA*                              193,695
                                                        -----------
                                                        $   559,599
                                                        -----------
                  Broadcasting & Cable Television - 2.8%
     13,383       British Sky Broadcasting Plc          $   125,730
     43,870       Eutelsat Communications                 1,216,476
                                                        -----------
                                                        $ 1,342,206
                                                        -----------
                  Publishing - 0.5%
     13,700       Informa Plc*                          $   112,518
     10,229       Reed Elsevier Plc                         117,006
                                                        -----------
                                                        $   229,524
                                                        -----------
                  Total Media                           $ 2,131,329
                                                        -----------
                  Retailing - 1.6%
                  Apparel Retail - 0.3%
      2,300       Hennes & Mauritz AB                   $   124,188
                                                        -----------
                  Department Stores - 1.1%
    502,600       New World Department Store China*     $   441,136
      7,700       Takashimaya Co., Ltd.*                     70,021
                                                        -----------
                                                        $   511,157
                                                        -----------
                  Internet Retail - 0.2%
      1,500       Japan Petroleum Exploration*          $   107,550
                                                        -----------
                  Total Retailing                       $   742,895
                                                        -----------
                  Food & Drug Retailing - 2.8%
                  Food Retail - 2.6%
     14,000       Jeronimo Martins*                     $   101,699
      2,500       Lawson, Inc.*                             121,930
     11,600       Seven & I Holdings, Ltd.*                 332,016
     15,200       Tesco Plc                                 111,672
     19,200       William Morrison Supermarkets             101,642
     19,000       Woolworths, Ltd.                          444,734
                                                        -----------
                                                        $ 1,213,693
                                                        -----------
                  Hypermarkets & Supercenters - 0.2%
      1,916       Carrefour Supermarch                  $   108,073
                                                        -----------
                  Total Food & Drug Retailing           $ 1,321,766
                                                        -----------
                  Food, Beverage & Tobacco - 5.0%
                  Brewers - 0.9%
      1,200       Carlsberg AS*                         $   115,807
     21,100       Kirin Holdings Co., Ltd.*                 328,955
                                                        -----------
                                                        $   444,762
                                                        -----------

  The accompanying notes are an integral part of these financial statements.   7

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

      Shares                                                         Value
                  Packaged Foods & Meats - 2.9%
      13,000      Nestle SA                                    $   586,646
      12,839      Unilever NV                                      364,201
       4,120      Wimm-Bill-Dann * (A.D.R.) (b)                    433,506
                                                               -----------
                                                               $ 1,384,353
                                                               -----------
                  Tobacco - 1.2%
       6,854      British American Tobacco Plc                 $   236,463
       8,200      Imperial Tobacco Group Plc                       305,342
                                                               -----------
                                                               $   541,805
                                                               -----------
                  Total Food, Beverage & Tobacco               $ 2,370,920
                                                               -----------
                  Household & Personal Products - 0.7%
                  Household Products - 0.7%
       3,880      Kao Corp.*                                   $   101,749
       4,290      Reckitt Benckiser Plc                            217,331
                                                               -----------
                                                               $   319,080
                                                               -----------
                  Total Household &
                  Personal Products                            $   319,080
                                                               -----------
                  Health Care Equipment &
                  Services - 0.9%
                  Health Care Equipment - 0.2%
       1,100      Sonova Holding AG                            $    90,663
                                                               -----------
                  Health Care Facilities - 0.2%
      29,520      Southern Cross Healthcare, Ltd.              $    76,348
                                                               -----------
                  Health Care Services - 0.3%
       2,457      Fresenius Medical Care AG                    $   135,333
                                                               -----------
                  Health Care Supplies - 0.2%
       4,800      Miraca Holdings, Inc.*                       $   115,261
                                                               -----------
                  Total Health Care Equipment
                  & Services                                   $   417,605
                                                               -----------
                  Pharmaceuticals & Biotechnology - 4.9%
                  Biotechnology - 0.5%
       6,600      Grifols SA                                   $   210,284
                                                               -----------
                  Pharmaceuticals - 4.4%
      14,264      Bristol-Myers Squibb Co.                     $   292,840
       9,400      Novartis*                                        516,044
       3,488      Roche Holdings AG                                626,595
       4,390      Shire Pharmaceuticals Group Plc (A.D.R.)         215,681
       8,809      Takeda Chemical Industries*                      447,234
                                                               -----------
                                                               $ 2,098,394
                                                               -----------
                  Total Pharmaceuticals &
                  Biotechnology                                $ 2,308,678
                                                               -----------


      Shares                                                         Value
                  Banks - 10.9%
                  Diversified Banks - 10.9%
      51,496      Banco Santander Central Hispano SA           $   939,873
       9,160      BNP Paribas SA*                                  820,901
       1,600      Deutsche Postbank AG*                            140,038
      37,632      Development Bank of Singapore, Ltd.              523,038
      13,600      Dnb Nor Asa*                                     172,531
         100      Mitsubishi UFJ Financial Group, Inc.*                881
       3,700      National Bank of Greece*                         166,708
     111,581      Royal Bank of Scotland Group Plc                 476,131
       2,517      Societe Generale                                 216,748
         103      Sumitomo Mitsui Financial Group, Inc.*           773,599
       3,556      Uniao de Bancos Brasileiros SA
                  (Unibanco) (G.D.R.) (b)                          451,363
      25,430      Westpac Banking Corp.                            486,535
                                                               -----------
                                                               $ 5,168,346
                                                               -----------
                  Total Banks                                  $ 5,168,346
                                                               -----------
                  Diversified Financials - 3.8%
                  Asset Management & Custody Banks - 0.6%
       9,941      Azimut Holdings S.p.A.                       $    86,974
      15,191      Man Group Plc                                    187,344
                                                               -----------
                                                               $   274,318
                                                               -----------
                  Diversified Capital Markets - 2.0%
      15,230      CS Group                                     $   691,823
       2,950      Deutsche Bank AG                                 254,232
                                                               -----------
                                                               $   946,055
                                                               -----------
                  Investment Banking & Brokerage - 1.2%
      47,300      Daiwa Securities Group, Inc.*                $   433,360
      11,894      ICAP Plc                                         127,268
                                                               -----------
                                                               $   560,628
                                                               -----------
                  Total Diversified Financials                 $ 1,781,001
                                                               -----------
                  Insurance - 2.5%
                  Life & Health Insurance - 0.3%
      11,000      Aegon NV                                     $   145,359
                                                               -----------
                  Multi-Line Insurance - 1.6%
       3,050      Allianz AG                                   $   536,073
      23,897      Aviva Plc                                        236,902
                                                               -----------
                                                               $   772,975
                                                               -----------
                  Reinsurance - 0.6%
       1,000      Muenchener Rueckversicherungs
                  Gesellschaft AG*                             $   175,080
       1,600      Swiss Reinsurance, Ltd.                          105,992
                                                               -----------
                                                               $   281,072
                                                               -----------
                  Total Insurance                              $ 1,199,406
                                                               -----------

8   The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                     Value
                  Real Estate - 1.1%
                  Diversified Real Estate Investment
                  Trusts - 0.2%
       6,500      British Land Co. Plc*                    $    91,163
                                                           -----------
                  Real Estate Management &
                  Development - 0.9%
       1,300      Daito Trust Construction Co., Ltd.*      $    63,036
      16,775      Mitsui Fudosan Co.*                          358,003
                                                           -----------
                                                           $   421,039
                                                           -----------
                  Total Real Estate                        $   512,202
                                                           -----------
                  Software & Services - 1.8%
                  Application Software - 0.2%
       2,100      Sap AG                                   $   109,806
                                                           -----------
                  Home Entertainment Software - 1.0%
         800      Nintendo Corp., Ltd.*                    $   446,989
                                                           -----------
                  Internet Software & Services - 0.4%
          52      So-Net Entertainment Group*              $   185,625
                                                           -----------
                  IT Consulting & Other Services - 0.2%
       1,497      Cap Gemini SA                            $    88,013
                                                           -----------
                  Total Software & Services                $   830,433
                                                           -----------
                  Technology Hardware & Equipment - 2.1%
                  Communications Equipment - 0.5%
       9,412      Nokia Oyj                                $   231,666
                                                           -----------
                  Electronic Equipment &
                  Instruments - 1.0%
       5,600      Fuji Photo Film Co., Ltd.*               $   191,967
       4,500      Hoya Corp.*                                  104,402
      17,991      Yaskawa Electric Corp.                       176,170
                                                           -----------
                                                           $   472,539
                                                           -----------
                  Office Electronics - 0.6%
       5,845      Canon, Inc.*                             $   299,954
                                                           -----------
                  Total Technology Hardware &
                  Equipment                                $ 1,004,159
                                                           -----------
                  Semiconductors - 2.1%
                  Semiconductor Equipment - 0.7%
       3,700      ASM Lithography Holding NV*              $    90,140
       3,985      Tokyo Electron, Ltd.*                        229,403
                                                           -----------
                                                           $   319,543
                                                           -----------


      Shares                                                     Value
                  Semiconductors - 1.4%
      47,550      Hon Hai Precision Industry (G.D.R.)*     $   472,886
      10,630      Infineon Technologies AG*                     90,709
       4,900      Sumco Corp.*                                 108,215
                                                           -----------
                                                           $   671,810
                                                           -----------
                  Total Semiconductors                     $   991,353
                                                           -----------
                  Telecommunication Services - 5.9%
                  Integrated Telecommunications
                  Services - 2.2%
       8,500      Koninklijke KPN NV                       $   145,351
      36,990      Tele2 Ab (B Shares)                          719,462
      17,815      Telekomunikacja Polska SA                    173,639
                                                           -----------
                                                           $ 1,038,452
                                                           -----------
                  Wireless Telecommunication
                  Services - 3.7%
      13,309      America Movil (A.D.R.) Series L          $   702,050
          43      KDDI Corp.*                                  266,516
       6,077      Mobile Telesystems (A.D.R.)*                 465,559
      32,493      Reliance Communications, Ltd.                334,951
                                                           -----------
                                                           $ 1,769,076
                                                           -----------
                  Total Telecommunication Services         $ 2,807,528
                                                           -----------
                  Utilities - 3.5%
                  Electric Utilities - 1.8%
       3,081      E.On AG                                  $   620,622
       4,500      Fortum Corp.*                                227,257
                                                           -----------
                                                           $   847,879
                                                           -----------
                  Gas Utilities - 0.2%
      20,100      Tokyo Gas Co., Ltd.*                     $    80,960
                                                           -----------
                  Independent Power Producer &
                  Energy Traders - 0.4%
      25,200      International Power Plc*                 $   215,724
                                                           -----------
                  Multi-Utilities - 1.1%
      12,229      National Grid Plc                        $   160,334
       5,220      Suez Lyonnaise des Eaux                      354,621
                                                           -----------
                                                           $   514,955
                                                           -----------
                  Total Utilities                          $ 1,659,518
                                                           -----------
                  TOTAL COMMON STOCKS
                  (Cost $43,833,745)                       $45,709,089
                                                           -----------

  The accompanying notes are an integral part of these financial statements.   9

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

Principal
Amount ($)                                                   Value
             TEMPORARY CASH INVESTMENTS - 6.0%
             Repurchase Agreements - 0.7%
 60,000      Bank of America, 2.2%, dated
             6/30/08, repurchase price of
             $60,000 plus accrued interest on
             7/1/08 collateralized by $162,068
             Federal National Mortgage Association,
             5.5%, 6/1/33                              $    60,000
 60,000      Barclays Plc, 2.27%, dated 6/30/08,
             repurchase price of $60,000 plus
             accrued interest on 7/1/08
             collateralized by the following:
                $36,476 Federal Home Loan
                  Mortgage Corp., 4.171 - 6.27%,
                  12/1/34 - 10/1/37
                $37,482 Federal National Mortgage
                  Association, 4.024 - 6.082%,
                  8/1/36 - 2/1/48                           60,000
 80,000      Deutsche Bank, 2.3%, dated
             6/30/08, repurchase price of
             $80,000 plus accrued interest on
             7/1/08 collateralized by the following:
                $19,712 Federal National Mortgage
                  Association (ARM), 4.708 - 5.887%,
                  12/1/13 - 3/1/37
                $14,948 Federal Home Loan
                  Mortgage Corp., 4.703 - 4.704%,
                  12/1/35 - 3/1/35
                $61,446 Freddie Mac Giant,
                  4.5 - 7.0%, 10/1/34 - 5/1/38
                $32,998 U.S. Treasury Strip, 0.0%,
                  8/15/22                                   80,000
 60,000      JP Morgan, 2.26%, dated 6/30/08,
             repurchase price of $60,000 plus
             accrued interest on 7/1/08
             collateralized by $66,718 Federal
             National Mortgage Association,
             4.5 - 6.5%, 3/1/23 - 5/1/38                    60,000
 60,000      Merrill Lynch, 2.5%, dated 6/30/08,
             repurchase price of $60,000 plus
             accrued interest on 7/1/08
             collateralized by $74,903 Federal
             Home Loan Mortgage Corp.,
             5.065 - 6.025%, 9/1/36 - 4/1/38                60,000
                                                       -----------
                                                       $   320,000
                                                       -----------
             Security Lending Collateral - 5.3% (d)
             Certificates of Deposit:
 51,257      American Express, 2.72%, 8/8/08           $    51,257
 38,366      Bank of America, 2.88%, 8/11/08                38,366
 38,366      Citibank, 2.85%, 7/29/08                       38,366
 13,815      Banco Santander NY, 2.8%, 10/7/08              13,815


Principal
Amount ($)                                                   Value
             Security Lending Collateral - (continued)
 38,404      Banco Santander NY, 3.09%,
             12/22/08                                  $    38,404
 38,353      Bank of Nova Scotia, 3.18%, 5/5/09             38,353
 19,183      Bank of Scotland NY, 2.73%, 7/11/08            19,183
 19,183      Bank of Scotland NY, 2.72%, 8/15/08            19,183
 13,796      Bank of Scotland NY, 2.89%, 11/4/08            13,796
 19,170      Bank of Scotland NY, 3.03%, 9/26/08            19,170
 69,059      Barclay's Bank, 3.18%, 5/27/09                 69,059
 57,549      Bank Bovespa NY, 2.705%, 8/8/08                57,549
 38,366      BNP Paribas NY, 2.88%, 7/23/08                 38,366
 23,020      Calyon NY, 2.85%, 8/25/08                      23,020
 32,227      Calyon NY, 2.64%, 9/29/08                      32,227
 12,168      Calyon NY, 2.69%, 1/16/09                      12,168
 31,844      Commonwealth Bank of Australia NY,
             2.63%, 7/11/08                                 31,844
 32,227      Deutsche Bank Financial, 2.72%,
             7/30/08                                        32,227
 15,348      Deutsche Bank Financial, 2.72%,
             8/4/08                                         15,348
 31,460      Dexia Bank NY, 2.69%, 8/7/08                   31,460
  7,673      Dexia Bank NY, 2.65%, 8/12/08                   7,673
 28,428      Dexia Bank NY, 3.37%, 9/29/08                  28,428
 69,059      DNB NOR Bank ASA NY, 2.9%,
             6/8/09                                         69,059
  3,296      Fortis, 3.11%, 9/30/08                          3,296
 70,286      Intesa SanPaolo S.p.A., 2.72%,
             5/22/09                                        70,286
 33,455      Lloyds Bank, 2.61%, 7/11/08                    33,455
 19,183      Lloyds Bank, 2.61%, 8/18/08                    19,183
 26,089      Natixis, 2.83%, 8/4/08                         26,089
 38,366      NORDEA NY, 2.81%, 8/29/08                      38,366
  4,433      NORDEA NY, 2.72%, 4/9/09                        4,433
  3,677      NORDEA NY, 2.73%, 12/1/08                       3,677
  6,137      Rabobank Nederland NY, 2.37%,
             8/29/08                                         6,137
 19,183      Royal Bank of Canada NY, 2.57%,
             7/15/08                                        19,183
 38,367      Royal Bank of Canada NY, 2.6%,
             9/5/08                                         38,367
 23,020      Bank of Scotland NY, 2.7%, 8/1/08              23,020
 23,036      Bank of Scotland NY, 2.96%, 11/3/08            23,036
 14,809      Skandinavian Enskilda Bank NY, 2.7%,
             7/17/08                                        14,809
  4,447      Skandinavian Enskilda Bank NY,
             3.18%, 9/22/08                                  4,447
  7,654      Skandinavian Enskilda Bank NY,
             3.06%, 2/13/09                                  7,654
 15,346      Svenska Bank NY, 2.7%, 7/17/08                 15,346
 31,844      Svenska Bank NY, 2.55%, 7/11/08                31,844

10  The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       Principal
      Amount ($)                                                        Value
                       Security Lending Collateral - (continued)
          48,341       Toronto Dominion Bank NY, 2.77%,
                       9/5/08                                     $    48,341
          23,020       Toronto Dominion Bank NY, 2.75%,
                       11/5/08                                         23,020
           7,656       Wachovia, 3.62%,10/28/08                         7,656
                                                                  -----------
                                                                  $ 1,199,966
                                                                  -----------
                       Commercial Paper:
          11,792       Bank of America, 2.7%, 8/26/08             $    11,792
          15,301       Bank of America, 2.6%, 8/11/08                  15,301
          11,501       CBA, 2.7%, 7/11/08                              11,501
          30,586       CBA, 2.88%, 8/18/08                             30,586
           7,669       Deutsche Bank Financial, 2.72%,
                       7/9/08                                           7,669
           7,661       HSBC, 2.89% 7/21/08                              7,661
          38,117       HSBC, 2.88%, 9/29/08                            38,117
          30,598       ING Funding, 2.7%, 8/13/08                      30,598
          11,502       Natixis, 2.87%, 7/10/08                         11,502
          11,490       Natixis, 2.87%, 7/21/08                         11,490
           9,455       PARFIN, 3.18%, 8/1/08                            9,455
          15,205       Royal Bank of Scotland, 2.66%,
                       10/21/08                                        15,205
           7,673       Societe Generale, 2.98%, 7/2/08                  7,673
          19,138       Societe Generale, 2.93%, 7/30/08                19,138
          15,303       Societe Generale, 3.18%, 8/5/08                 15,303
          30,577       Societe Generale, 3.18%, 8/22/08                30,577
          15,301       SVSS NY, 3.18%, 8/11/08                         15,301
           7,299       Bank Bovespa NY, 2.79%, 3/12/09                  7,299
          34,521       General Electric Capital Corp., 2.77%,
                       1/5/09                                          34,521
          38,352       General Electric Capital Corp., 2.82%,
                       3/16/09                                         38,352
          14,188       IBM, 3.18%, 2/13/09                             14,188
          38,366       IBM, 3.18%, 6/26/09                             38,366
          69,059       Met Life Global Funding, 3.16%,
                       6/12/09                                         69,059
          65,222       WestPac, 3.18%, 6/1/09                          65,222
                                                                  -----------
                                                                  $   555,875
                                                                  -----------
                       Mutual Funds:
          46,039       BlackRock Liquidity Money Market
                       Fund, 3.18%                                $    46,039
          59,874       Dreyfus Preferred Money Market Fund,
                       3.18%                                           59,874
                                                                  -----------
                                                                  $   105,913
                                                                  -----------


       Principal
      Amount ($)                                                        Value
                       Security Lending Collateral - (continued)
                       Tri-party Repurchase Agreements:
         163,191       Deutsche Bank, 2.5%, 7/1/08                $   163,191
         460,390       Lehman Brothers, 2.65%, 7/1/08                 460,390
                                                                  -----------
                                                                  $   623,581
                                                                  -----------
                       Other:
          19,080       ABS CFAT 2008-A A1, 3.005%,
                       4/27/09                                    $    19,080
                                                                  -----------
                                                                  $ 2,504,415
                                                                  -----------
                       TOTAL TEMPORARY
                       CASH INVESTMENTS
                       (Cost $2,824,415)                          $ 2,824,415
                                                                  -----------
                       TOTAL INVESTMENT
                       IN SECURITIES - 103.9%
                       (Cost $47,200,965)(a)(c)                   $49,096,345
                                                                  -----------
                       OTHER ASSETS AND
                       LIABILITIES - (3.9)%                       $(1,858,242)
                                                                  -----------
                       TOTAL NET ASSETS - 100.0%                  $47,238,103
                                                                  ===========

(A.D.R.) American Depositary Receipt
(G.D.R.) Global Depositary Receipt
*    Non-income producing security.
(a) At June 30, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $47,555,872 was as follows:


       Aggregate gross unrealized gain for all investments in
         which there is an excess of value over tax cost         $6,160,133
       Aggregate gross unrealized loss for all investments in
         which there is an excess of tax cost over value         (4,619,660)
                                                                 ----------
       Net unrealized loss                                       $1,540,473
                                                                 ==========

(b)  At June 30, 2008, the following securities were out on loan:

  Shares     Description                                         Value
  18,000     Asahi Glass Co., Ltd.*                         $  218,340
   3,000     Carnival Corp.                                     98,880
 260,500     China Railway Group, Ltd.*                        192,770
  13,060     Focus Media Holding, Ltd.*                        362,023
             Freeport-McMoRan Copper &
   7,000        Gold, Inc. (Class B)                           820,330
             Uniao de Bancos Brasileiros S.A.
   2,500        (Unibanco) (G.D.R.)                            317,325
   4,000     Wimm-Bill-Dann * (A.D.R.)                         420,880
                                                            ----------
             Total                                          $2,430,548
                                                            ==========

  The accompanying notes are an integral part of these financial statements.  11

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

(c) Distributions of investment by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

     Japan                                                                 20.5%
     United Kingdom                                                        12.2
     Germany                                                                7.3
     France                                                                 9.5
     Switzerland                                                            6.9
     Australia                                                              4.6
     Brazil                                                                 4.5
     People's Republic of China                                             4.3
     Spain                                                                  3.5
     Netherlands                                                            3.4
     Russia                                                                 3.2
     Singapore                                                              2.4
     United States                                                          2.4
     Sweden                                                                 2.3
     South Korea                                                            2.0
     Norway                                                                 1.9
     Hong Kong                                                              1.8
     India                                                                  1.6
     Mexico                                                                 1.5
     Taiwan                                                                 1.0
     Finland                                                                1.0
     Other (individually less than 1%)                                      2.2
                                                                          -----
                                                                          100.0%
                                                                          =====

(d)  Securities lending collateral is managed by Credit Suisse.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2008 aggregated $28,152,280 and $32,717,019, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 - quoted prices in active markets for identical securities
  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2008, in valuing the Portfolio's assets:

                                                    Investments      Other Financial
Valuation Inputs                                   in Securities       Instruments
------------------------------------------------------------------------------------
Level 1 - Quoted Prices                           $ 6,100,774                 --
Level 2 - Other Significant Observable Inputs      42,995,571            460,077
Level 3 - Significant Unobservable Inputs                  --                 --
                                                  -----------            -------
Total                                             $49,096,345            460,077
                                                  ===========            =======

12  The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended          Year
                                                             6/30/08        Ended
Class I                                                    (unaudited)     12/31/07
Net asset value, beginning of period                       $    18.76      $ 16.77
                                                           ----------      -------
Increase from investment operations:
 Net investment income                                     $     0.23      $  0.25
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                             (2.59)        2.02
                                                           ----------      -------
    Net increase (decrease) from investment
     operations                                            $    (2.36)     $  2.27
Distributions to shareowners:
 Net investment income                                          (0.24)       (0.07)
 Net realized gain                                              (0.54)       (0.21)
                                                           ----------      -------
Net increase (decrease) in net asset value                 $    (3.14)     $  1.99
                                                           ----------      -------
Net asset value, end of period                             $    15.62      $ 18.76
                                                           ==========      =======
Total return*                                                  (12.62)%      13.54%
Ratio of net expenses to average net assets                      1.28%**      1.17%
Ratio of net investment income to average net assets             2.59%**      1.23%
Portfolio turnover rate                                           110%**        95%
Net assets, end of period (in thousands)                   $   24,306      $29,287
Ratios assuming no waiver of fees and assumption of
 expenses by PIM:
 Net expenses                                                    1.28%**      1.17%
 Net investment income                                           2.59%**      1.23%


                                                             Year        Year        Year        Year
                                                            Ended       Ended       Ended       Ended
Class I                                                    12/31/06    12/31/05    12/31/04    12/31/03
Net asset value, beginning of period                       $ 13.71     $ 11.88     $ 10.06     $  7.79
                                                           -------     -------     -------     -------
Increase from investment operations:
 Net investment income                                     $  0.10     $  0.10     $  0.05     $  0.07
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                           3.03        1.75        1.82        2.26
                                                           -------     -------     -------     -------
    Net increase (decrease) from investment
     operations                                            $  3.13     $  1.85     $  1.87     $  2.33
Distributions to shareowners:
 Net investment income                                       (0.07)      (0.02)      (0.05)      (0.06)
 Net realized gain                                              --          --          --          --
                                                           -------     -------     -------     -------
Net increase (decrease) in net asset value                 $  3.06     $  1.83     $  1.82     $  2.27
                                                           -------     -------     -------     -------
Net asset value, end of period                             $ 16.77     $ 13.71     $ 11.88     $ 10.06
                                                           =======     =======     =======     =======
Total return*                                                22.94%      15.58%      18.71%      30.06%
Ratio of net expenses to average net assets                   1.39%       1.53%       1.75%       1.69%
Ratio of net investment income to average net assets          0.82%       0.70%       0.45%       0.68%
Portfolio turnover rate                                        153%        108%        129%         99%
Net assets, end of period (in thousands)                   $32,046     $21,176     $22,859     $22,506
Ratios assuming no waiver of fees and assumption of
 expenses by PIM:
 Net expenses                                                 1.39%       1.53%       1.75%       1.69%
 Net investment income                                        0.82%       0.70%       0.45%       0.68%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expenses risk charges, separate account charges, and sales charges.


  The accompanying notes are an integral part of these financial statements.  13

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                              Ended          Year
                                                             6/30/08        Ended
Class II                                                   (unaudited)     12/31/07
Net asset value, beginning of period                       $    18.60      $ 16.66
                                                           ----------      -------
Increase from investment operations:
 Net investment income (loss)                              $     0.23      $  0.17
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                             (2.59)        2.04
                                                           ----------      -------
    Net increase from investment operations                $    (2.36)     $  2.21
Distributions to shareowners:
 Net investment income                                          (0.19)       (0.06)
 Net realized gain                                              (0.54)       (0.21)
                                                           ----------      -------
Net increase (decrease) in net asset value                 $    (3.09)     $  1.94
                                                           ----------      -------
Net asset value, end of period                             $    15.51      $ 18.60
                                                           ==========      =======
Total return*                                                  (12.74)%      13.24%
Ratio of net expenses to average net assets                      1.53%**      1.42%
Ratio of net investment income (loss) to average
 net assets                                                      2.34%**      0.95%
Portfolio turnover rate                                           110%**        95%
Net assets, end of period (in thousands)                   $   22,932      $29,622
Ratios assuming no waiver of fees and assumption of
 expenses by PIM:
 Net expenses                                                    1.53%**      1.42%
 Net investment income (loss)                                    2.34%**      0.95%



                                                               Year         Year        Year        5/1/03 (a)
                                                              Ended         Ended       Ended           to
Class II                                                     12/31/06     12/31/05    12/31/04       12/31/03
Net asset value, beginning of period                       $   13.63      $  11.84     $ 10.04       $   7.76
                                                           ---------      --------     -------       --------
Increase from investment operations:
 Net investment income (loss)                              $    0.00(c)   $   0.04     $ (0.02)      $   0.05
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                             3.07          1.76        1.86           2.29
                                                           ---------      --------     -------       --------
    Net increase from investment operations                $    3.07      $   1.80     $  1.84       $   2.34
Distributions to shareowners:
 Net investment income                                         (0.04)        (0.01)      (0.04)         (0.06)
 Net realized gain                                                --            --          --             --
                                                           ---------      --------     -------       --------
Net increase (decrease) in net asset value                 $    3.03      $   1.79     $  1.80       $   2.28
                                                           ---------      --------     -------       --------
Net asset value, end of period                             $   16.66      $  13.63     $ 11.84       $  10.04
                                                           =========      ========     =======       ========
Total return*                                                  22.59%        15.19%      18.42%         30.31%(b)
Ratio of net expenses to average net assets                     1.69%         1.84%       2.13%          2.02%**
Ratio of net investment income (loss) to average
 net assets                                                     0.38%         0.36%      (0.11)%        (0.81)%**
Portfolio turnover rate                                          153%          108%        129%            99%(b)
Net assets, end of period (in thousands)                   $  25,605      $  5,726     $ 4,133       $  1,081
Ratios assuming no waiver of fees and assumption of
 expenses by PIM:
 Net expenses                                                   1.69%         1.84%       2.13%          2.02%**
 Net investment income (loss)                                   0.38%         0.36%      (0.11)%        (0.81)%**

(a)  Class II shares were first publicly offered on May 1, 2003.
(b)  Not annualized.
(c)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expenses risk charges, separate account charges, and sales charges.


14  The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $2,430,548)
   (cost $47,200,965)                                                                $49,096,345
 Cash                                                                                     82,852
 Foreign currencies, at value (cost $588,327)                                            590,780
 Receivables --
    Fund shares sold                                                                     471,745
    Dividends, interest and foreign taxes withheld                                       127,849
 Other                                                                                     1,575
                                                                                     -----------
      Total assets                                                                   $50,371,146
                                                                                     -----------
LIABILITIES:
 Payables --
   Investment securities purchased                                                   $   455,816
   Fund shares repurchased                                                                98,073
   Upon return of securities loaned                                                    2,504,415
   Forward foreign currency settlement contracts, net                                        205
 Due to affiliates                                                                         6,905
 Accrued expenses                                                                         67,629
                                                                                     -----------
      Total liabilities                                                              $ 3,133,043
                                                                                     -----------
NET ASSETS:
 Paid-in capital                                                                     $45,376,239
 Undistributed net investment income                                                     641,214
 Accumulated net realized loss on investments and foreign currency transactions         (673,457)
 Net unrealized gain on investments                                                    1,895,380
 Net unrealized loss on forward foreign currency contracts and other assets and
   liabilities denominated in foreign currencies                                          (1,273)
                                                                                     -----------
      Total net assets                                                               $47,238,103
                                                                                     ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $24,306,040/1,556,371 shares)                                   $     15.62
                                                                                     ===========
   Class II (based on $22,932,063/1,478,480 shares)                                  $     15.51
                                                                                     ===========


  The accompanying notes are an integral part of these financial statements.  15

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08


INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $133,983)                                $    972,974
 Interest                                                                                    8,635
 Income from securities loaned, net                                                         24,126
                                                                                      ------------
      Total investment income                                                                            $  1,005,735
                                                                                                         ------------
EXPENSES:
 Management fees                                                                      $    220,875
 Transfer agent fees and expenses
   Class I                                                                                     749
   Class II                                                                                    749
 Distribution fees
   Class II                                                                                 31,957
 Administrative fees                                                                         5,847
 Custodian fees                                                                             54,504
 Professional fees                                                                          32,383
 Printing expense                                                                            8,178
 Fees and expenses of nonaffiliated trustees                                                 2,601
 Miscellaneous                                                                               6,725
                                                                                      ------------
      Total expenses                                                                                     $    364,568
                                                                                                         ------------
      Net expenses                                                                                       $    364,568
                                                                                                         ------------
        Net investment income                                                                            $    641,167
                                                                                                         ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss on:
   Investments (net of foreign capital gains taxes of $1,683)                         $   (245,928)
   Forward foreign currency contracts and other assets and liabilities denominated
     in foreign currencies                                                                 (72,504)      $   (318,432)
                                                                                      ------------       ------------
 Change in net unrealized gain on:
   Investments                                                                        $ (7,434,366)
   Forward foreign currency contracts and other assets and liabilities denominated
     in foreign currencies                                                                  (3,413)      $ (7,437,779)
                                                                                      ------------       ------------
 Net loss on investments and foreign currency transactions                                               $ (7,756,211)
                                                                                                         ------------
 Net decrease in net assets resulting from operations                                                    $ (7,115,044)
                                                                                                         ============


16  The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08 and the Year Ended 12/31/07, respectively


                                                                                             Six Months
                                                                                                Ended               Year
                                                                                               6/30/08             Ended
                                                                                             (unaudited)          12/31/07
FROM OPERATIONS:
Net investment income                                                                       $     641,167      $     650,160
Net realized gain (loss) on investments and foreign currency transactions                        (318,432)         5,265,083
Change in net unrealized gain (loss) on investments and foreign currency transactions          (7,437,779)         1,343,108
                                                                                            -------------      -------------
  Net increase (decrease) in net assets resulting from operations                           $  (7,115,044)     $   7,258,351
                                                                                            -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.24 and $0.07 per share, respectively)                                         $    (358,374)     $    (127,312)
  Class II ($0.19 and $0.06 per share, respectively)                                             (263,064)           (90,365)
Net realized gain:
  Class I ($0.54 and $0.21 per share, respectively)                                         $    (803,355)     $    (357,860)
  Class II ($0.54 and $0.21 per share, respectively)                                             (747,246)          (312,196)
                                                                                            -------------      -------------
    Total distributions to shareowners                                                      $  (2,172,039)     $    (887,733)
                                                                                            -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                            $   6,816,738      $  17,393,047
Reinvestment of distributions                                                                   2,172,039            887,733
Cost of shares repurchased                                                                    (11,372,383)       (23,393,697)
                                                                                            -------------      -------------
  Net decrease in net assets resulting from Portfolio
    share transactions                                                                      $  (2,383,606)     $  (5,112,917)
                                                                                            -------------      -------------
  Net increase (decrease) in net assets                                                     $ (11,670,689)     $   1,257,701
NET ASSETS:
Beginning of period                                                                         $  58,908,792      $  57,651,091
                                                                                            -------------      -------------
End of period                                                                               $  47,238,103      $  58,908,792
                                                                                            =============      =============
Undistributed net investment income                                                         $     641,214      $     621,485
                                                                                            =============      =============


                                    '08 Shares       '08 Amount      '07 Shares       '07 Amount
                                   (unaudited)      (unaudited)
CLASS A
Shares sold                            92,227      $  1,565,466         64,491      $   1,176,074
Reinvestment of distributions          73,761         1,161,729         25,903            485,172
Less shares repurchased              (170,843)       (2,930,962)      (440,000)        (7,969,587)
                                     --------      ------------       --------      -------------
  Net decrease                         (4,855)     $   (203,767)      (349,606)     $  (6,308,341)
                                     ========      ============       ========      =============
CLASS B
Shares sold                           311,154      $  5,251,272        891,809      $  16,216,973
Reinvestment of distributions          64,598         1,010,310         21,655            402,561
Less shares repurchased              (489,686)       (8,441,421)      (857,800)       (15,424,110)
                                     --------      ------------       --------      -------------
  Net increase (decrease)            (113,934)     $ (2,179,839)        55,664      $   1,195,424
                                     ========      ============       ========      =============


  The accompanying notes are an integral part of these financial statements.  17

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer International Value VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has equal rights to voting, redemptions, dividends and liquidation; except that each class of shares can bear different transfer agent and distribution expense rates and Class II shareowners have exclusive voting rights with respect to the distribution plans that have been adopted. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Portfolio. The Portfolio may also take into consideration other significant events in determining the fair value of these securities. Thus, the Portfolio's securities valuations may differ from prices reported by the various local exchanges and markets. Temporary cash investments are valued at cost which approximates market value.

     All securities that trade in foreign markets whose closing prices are as of times prior to the close of the NYSE and that are held by the Portfolio are fair valued using vendor-supplied pricing updates for each security to the time of the close of the NYSE.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Foreign Currency Translation
     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts
     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D.   Federal Income Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2007, no such taxes were paid.

     In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding year of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. The estimated reserve for taxes on repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding year of such investments and the related tax rates and other such factors. As of June 30, 2008, the Portfolio had no reserves related to taxes on the repatriation of foreign currencies.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as from, or in excess of, net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the fiscal year ended December 31, 2007 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                      2007
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                                                  $   217,677
 Long-term capital gains                                              670,056
                                                                  -----------
   Total distributions                                            $   887,733
                                                                  ===========
 Distributable Earnings:
 Undistributed ordinary income                                    $   621,292
 Undistributed long-term gain                                       1,550,483
 Unrealized appreciation                                            8,977,172
                                                                  -----------
   Total                                                          $11,148,947
                                                                  ===========

--------------------------------------------------------------------------------


     For the fiscal year ending December 31, 2007, the Portfolio has elected to pass through foreign tax credits of $120,995.

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark to market on forward currency contracts.

E.   Portfolio Shares
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $209,232 in commissions on the sale of Trust shares for the six months ended June 30, 2008. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

F.   Securities Lending
     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.

G.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or sub custodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.85% up to $500 million and 0.75% on assets over $500 million.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,350 in management fees, administrative costs and certain others services payable to PIM at June 30, 2008.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,095 in transfer agent fees payable to PIMSS at June 30, 2008.

4. Distribution Plan
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $460 payable to PFD at June 30, 2008.

5. Forward Foreign Currency Contracts
At June 30, 2008, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. At June 30, 2008, the Portfolio had no outstanding portfolio hedges. The Portfolio's gross forward currency settlement contracts receivable and payable were $130,498, and $130,703, respectively, resulting in a net payable of $205.

6. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

Results of Shareholder Meeting

At a special meeting held on May 13, 2008, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Variable Contracts Trust, as noted below) follows:

----------------------------------------------------------------------------------------------------
                                    For                Withhold         Abstain     Broker Non-Votes
----------------------------------------------------------------------------------------------------
Proposal 1 - To elect Trustees*
 John F. Cogan, Jr.           164,711,851.194        5,285,114.254         0               0
 Daniel K. Kingsbury          165,222,946.234        4,774,019.214         0               0
 David R. Bock                164,963,647.028        5,033,318.420         0               0
 Mary K. Bush                 164,650,732.216        5,346,233.232         0               0
 Benjamin M. Friedman         165,102,105.803        4,894,859.645         0               0
 Margaret B.W. Graham         165,219,940.012        4,777,025.436         0               0
 Thomas J. Perna              165,231,179.140        4,765,786.308         0               0
 Marguerite A. Piret          165,180,443.253        4,816,522.195         0               0
 John Winthrop                164,783,515.329        5,213,450.119         0               0

----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                  For                  Against              Abstain        Broker Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 2 - To approve an amendment
 to the Declaration of Trust*                156,965,554.071        7,761,986.720        5,269,424.657             0

---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                     For                 Against              Abstain         Broker Non-Votes
------------------------------------------------------------------------------------------------------------------------------
 Proposal 3A - To approve changes to
 the Portfolio's fundamental investment
 policy relating to borrowing money               2,871,010.172          113,158.122          119,904.969            0
 Proposal 3B - To approve changes to
 the Portfolio's fundamental investment
 policy relating to underwriting                  2,870,298.531          108,335.070          125,439.661            0
 Proposal 3C - To approve changes to
 the Portfolio's fundamental investment
 policy relating to lending                       2,874,875.192          114,180.731          115,017.339            0
 Proposal 3D - To approve changes to
 the Portfolio's fundamental investment
 policy relating to issuing senior
 securities                                       2,887,083.657          106,677.974          110,311.631            0
 Proposal 3E - To approve changes to
 the Portfolio's fundamental investment
 policy relating to real estate                   2,887,019.771          107,208.087          109,845.403            0
 Proposal 3F - To approve changes to the
 Portfolio's fundamental investment
 policy relating to commodities                   2,877,282.491          117,835.146          108,955.624            0
 Proposal 3G - To approve changes to
 the Portfolio's fundamental investment
 policy relating to concentration                 2,874,809.756          118,679.751          110,583.755            0
 Proposal 3H - To approve changes to
 the Portfolio's fundamental investment
 policy relating to diversification               2,883,931.849          114,735.349          105,406.065            0
 Proposal 3M - To approve changes to
 the Portfolio's fundamental investment
 policy relating to pledging or
 guaranteeing assets                              2,880,435.865          118,017.032          105,620.365            0

------------------------------------------------------------------------------------------------------------------------------

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                For               Against           Abstain        Broker Non-Votes
-------------------------------------------------------------------------------------------------------------------
 Proposal 4 - To approve an Amended
 and Restated Management Agreement
 with PIM                                  2,910,495.507         83,266.124       110,311.631             0

-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                      For               Against            Abstain       Broker Non-Votes
-------------------------------------------------------------------------------------------------------------------------
 Proposal 5 - To approve a policy
 allowing the appointment of unaffiliated
 sub-advisers and amendments to sub-
 advisory agreements without
 shareholder approval                            2,876,473.472        118,615.696        108,984.093            0

-------------------------------------------------------------------------------------------------------------------------

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Variable Contracts Trust. Results reported above reflect the combined votes of all series of the Trust.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the second quintile of its Morningstar category for the one and three year periods ended June 30, 2007 and in the third quintile of its Morningstar category for the five year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the fifth quintile relative to its Strategic Insight peer group and discussed with PIM the impact of the Fund's relatively small size (compared to its peer group) on its expense ratio. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM and the investment performance of the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.

[LOGO]PIONEER
      Investments(R)


Officers                                           Trustees
John F. Cogan, Jr., President                      John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President      David R. Bock
Mark E. Bradley, Treasurer                         Mary K. Bush
Dorothy E. Bourassa, Secretary                     Benjamin M. Friedman
                                                   Margaret B.W. Graham
                                                   Daniel K. Kingsbury
                                                   Thomas J. Perna
                                                   Marguerite A. Piret
                                                   John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                            [LOGO]PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Mid Cap Value VCT Portfolio -- Class I and II Shares


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2008


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio
  Portfolio and Performance Update                2
  Comparing Ongoing Portfolio Expenses            3
  Portfolio Management Discussion                 4
  Schedule of Investments                         6
  Financial Statements                           11
  Notes to Financial Statements                  16
  Approval of Investment Advisory Agreement      21
  Trustees, Officers and Service Providers       24


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/08
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         88.1%
Temporary Cash Investments                                                 11.9%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 18.6%
Utilities                                                                  12.7%
Information Technology                                                     12.6%
Industrials                                                                12.3%
Consumer Discretionary                                                     11.6%
Consumer Staples                                                            9.2%
Energy                                                                      8.6%
Materials                                                                   7.4%
Health Care                                                                 7.0%

Five Largest Holdings
(As a percentage of equity holdings)*

  1.      Unum Group                   2.98%
  2.      Omnicare, Inc.               2.79
  3.      The Interpublic Group of
           Companies, Inc.             2.60
  4.      Questar Corp.                2.56
  5.      Kroger Co.                   2.46

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/08
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                   6/30/08       12/31/07
  Class I                                   $ 16.36       $ 19.22
  Class II                                  $ 16.29       $ 19.13


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 6/30/08)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.1892       $ 0.0124          $  1.2889
  Class II                  $ 0.1433       $ 0.0124          $  1.2889

--------------------------------------------------------------------------------

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Mid Cap Value VCT Portfolio at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                        Pioneer                  Pioneer
                        Mid Cap                  Mid Cap                  Russell
                        Value VCT                Value VCT                Midcap
                        Portfolio,               Portfolio,               Value
                        Class I                  Class II                 Index

6/98                    10,000                   10,000                   10,000
                        10,321                   10,295                   10,563
6/00                    10,209                   10,156                    9,727
                        12,778                   12,682                   12,055
6/02                    12,361                   12,237                   12,286
                        12,635                   12,476                   12,208
6/04                    16,708                   16,454                   15,970
                        19,551                   19,205                   19,450
6/06                    20,461                   20,050                   22,223
                        25,741                   25,156                   27,132
6/08                    22,289                   21,714                   22,496

The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------

Average Annual Total Returns
(As of June 30, 2008)

--------------------------------------------------------------------------------
                                             Class I                  Class II
--------------------------------------------------------------------------------
10 Years                                        8.34%                     8.06%
5 Years                                        12.02%                    11.72%
1 Year                                        -13.41%                   -13.68%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of the portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------


As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000 Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from January 1, 2008 through June 30, 2008.


       Share Class                                     I                   II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/08          $ 1,000.00          $ 1,000.00
       Ending Account Value on 6/30/08            $   927.20          $   925.50
       Expenses Paid During Period*               $     3.59          $     4.79

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2008 through June 30, 2008.


       Share Class                                     I                   II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/08          $ 1,000.00          $ 1,000.00
       Ending Account Value on 6/30/08            $ 1,021.13          $ 1,019.89
       Expenses Paid During Period*               $     3.77          $     5.02

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/08
--------------------------------------------------------------------------------

Problems in the financials sector spread through the equity markets during the first half of 2008, undermining stock valuations in most parts of the market. In the following interview, Rod Wright, leader of the investment team managing Pioneer Mid Cap Value VCT Portfolio, discusses the factors that influenced the Portfolio's performance during the six months ended June 30, 2008.

Q:   How did the Portfolio perform during the first half of 2008?

A: Pioneer Mid Cap Value VCT Portfolio's Class I Shares returned -7.28% at net asset value for the six months ended June 30, 2008, and Class II shares returned -7.45%. During the same period, the Portfolio's benchmark, the Russell Mid Cap Value Index (the Russell Index), returned -8.58%, while the broad-market Standard and Poor's 500 Index (the S&P 500) returned -11.90%. During the same six months, the average return of the 74 variable portfolios in Lipper's Mid-Cap Value category was -9.90%. While the Portfolio outperformed market benchmarks as well as competitive variable portfolios during the period, its negative return nevertheless was disappointing to us.

Q: What were the principal factors affecting the Portfolio's performance during the six months ended June 30, 2008?

A: The principal story behind the stock market's descent during the period was what happened in the financials sector. The share prices of financials companies rallied early in 2008, but recurrent bad news in the credit markets undercut the surge and the financial group's stocks began falling again, continuing to decline for the remainder of the period. Many major financial institutions announced significant new losses from their exposures to subprime mortgages and other troubled credit instruments, eroding confidence in the entire sector and raising increasing concerns about potential spillover effects to the general economy. In that investment environment, only the energy and materials stocks performed well, buoyed by strong increases in commodity prices.

     We de-emphasized financials stocks in the Portfolio throughout the period, and the underweighted position was a major factor in the Portfolio's outperformance relative to the Russell and S&P 500 indices. Consistent with our investment discipline, which focuses on individual stock selection rather than sector weightings, good stock selection helped the Portfolio's results, especially in the consumer staples areas. The Portfolio's utilities investments also contributed, but that was principally due to very strong performance by one company, Questar, which is classified as a utility but which we consider to be more of an energy company. Questar operates a utility and a pipeline company, but most of its earnings are driven by its natural gas exploration and production activities in the United States, where it benefited from improving prospects as the price of the underlying commodity rapidly moved up.

Q: What were some of the other investments that most influenced the Portfolio's performance during the period?

A: The Portfolio was overweighted in the consumer staples area. Although the consumer staples sector traditionally is considered to be a defensive group in times of market unrest, the group actually underperformed the Russell Index during the period. However, the Portfolio owned very good positions in consumer staples, led by grocery chains Kroger and Safeway. In addition, two beer brewers and marketers performed very well: Anheuser-Busch and MillerCoors. Anheuser-Busch's share price received a boost during the period when it received a takeover bid by Belgian brewer Inbev. (The two companies announced a merger agreement after the period ended.) Personal care products company Estee Lauder also generated strong performance from within the consumer staples group.

A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

     In addition to Questar, which we mentioned earlier, utilities holdings that helped the Portfolio's performance included FirstEnergy, an Ohio-based company. In energy, the Portfolio saw solid results from several holdings, including Weatherford International, an oil field services corporation. However, a position in refiner Tesoro detracted from Portfolio performance, as the company was caught in a squeeze when the prices it paid for crude oil rose faster than the prices of its end products, including jet fuel, gasoline and heating oil. Growth in domestic demand for all of those products slowed as corporations and consumers sought to limit consumption. In the materials sector, Freeport McMoRan Copper & Gold was a significant contributor to the Portfolio's performance, although the lack of exposure to strong performers such as U.S. Steel and fertilizer manufacturer Mosaic hurt results relative to the benchmark Russell Index. The Portfolio benefited from positive turnarounds by three longer-term holdings, as each of the following companies recovered from earlier difficulties: Omnicare, which provides pharmaceutical services, particularly to senior citizens; Waste Management, the solid waste disposal corporation; and Interpublic, which operates advertising, communications and marketing services companies globally.

     Investments that hurt results, in addition to refiner Tesoro, included the Portfolio's position in Bear Stearns, the major investment bank whose problems with its subprime mortgage exposure led to its rescue/takeover by JP Morgan Chase. While Bear Stearns' stock price fell hard and detracted from results, we were able to liquidate the Portfolio's position before the share price plummeted from more than $34 to $2 in just a few days. Other investments that hurt the Portfolio's relative performance included asset manager Legg Mason, which was hurt by poor performance by some of its most visible funds.

Q:   What is your investment outlook?

A: While the U.S. economy clearly has its problems, we do not believe the situation is as grim as some have described. The enormous size, diversity and vibrancy of the domestic U.S. economy give it the resilience to withstand the recent pressures. The near-term outlook for equities remains uncertain, but we believe the financial issues that are weighing on the stock market will be worked through and resolved. The economy still must recover from the excesses brought on by a prolonged period of easy money and undisciplined lending. Given these factors, we expect to remain cautious when investing, while staying with the Portfolio's long-term strategy, which emphasizes high-quality companies with sound balance sheets that we believe can withstand financial storms.


     Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                          Value
                   COMMON STOCKS - 99.9%
                   Energy - 8.7%
                   Coal & Consumable Fuels - 0.9%
      24,250       Massey Energy Co.                            $ 2,273,438
                                                                -----------
                   Integrated Oil & Gas - 2.3%
      21,506       Hess Corp.                                   $ 2,713,842
      64,370       USX-Marathon Group, Inc.                       3,338,872
                                                                -----------
                                                                $ 6,052,714
                                                                -----------
                   Oil & Gas Drilling - 0.6%
      21,060       ENSCO International, Inc.                    $ 1,700,384
                                                                -----------
                   Oil & Gas Equipment & Services - 0.6%
      33,224       Weatherford International, Inc.*             $ 1,647,578
                                                                -----------
                   Oil & Gas Exploration & Production - 0.8%
      14,070       Devon Energy Corp.                           $ 1,690,651
       6,090       XTO Energy, Inc.                                 417,226
                                                                -----------
                                                                $ 2,107,877
                                                                -----------
                   Oil & Gas Refining & Marketing - 1.1%
     147,175       Tesoro Petroleum Corp. (b)                   $ 2,909,650
                                                                -----------
                   Oil & Gas Storage & Transportation - 2.4%
     301,690       El Paso Corp.                                $ 6,558,741
                                                                -----------
                   Total Energy                                 $23,250,382
                                                                -----------
                   Materials - 7.4%
                   Diversified Metals & Mining - 1.6%
      36,274       Freeport-McMoRan Copper & Gold, Inc.
                   (Class B)                                    $ 4,250,950
                                                                -----------
                   Fertilizers & Agricultural Chemicals - 0.5%
      12,280       Agrium, Inc.                                 $ 1,320,591
                                                                -----------
                   Gold - 1.7%
      89,267       Newmont Mining Corp. (b)                     $ 4,656,167
                                                                -----------
                   Metal & Glass Containers - 2.2%
     127,341       Ball Corp.                                   $ 6,079,259
                                                                -----------
                   Specialty Chemicals - 1.4%
      96,527       International Flavor & Fragrances, Inc.*     $ 3,770,345
                                                                -----------
                   Total Materials                              $20,077,312
                                                                -----------
                   Capital Goods - 4.0%
                   Construction & Engineering - 1.3%
      98,316       KBR, Inc.                                    $ 3,432,212
                                                                -----------
                   Industrial Machinery - 0.5%
      39,678       Crane Co.                                    $ 1,528,793
                                                                -----------
                   Trading Companies & Distributors - 2.2%
      72,654       W.W. Grainger, Inc.                          $ 5,943,097
                                                                -----------
                   Total Capital Goods                          $10,904,102
                                                                -----------
                   Commercial Services & Supplies - 6.9%
                   Diversified Commercial Services - 1.9%
     152,890       Equifax, Inc.*                               $ 5,140,162
                                                                -----------


      Shares                                                          Value
                   Environmental & Facilities Services - 2.9%
      52,068       Republic Services, Inc. (b)                  $ 1,546,420
     169,542       Waste Management, Inc.*(b)                     6,393,429
                                                                -----------
                                                                $ 7,939,849
                                                                -----------
                   Office Services & Supplies - 2.1%
      89,020       Avery Dennison Corp.                         $ 3,910,649
      48,800       Pitney Bowes, Inc.                             1,664,080
                                                                -----------
                                                                $ 5,574,729
                                                                -----------
                   Total Commercial Services
                   & Supplies                                   $18,654,740
                                                                -----------
                   Transportation - 1.4%
                   Railroads - 1.4%
      61,455       CSX Corp.                                    $ 3,859,989
                                                                -----------
                   Total Transportation                         $ 3,859,989
                                                                -----------
                   Consumer Durables & Apparel - 2.1%
                   Apparel, Accessories & Luxury Goods - 0.5%
      98,100       Liz Claiborne, Inc. (b)                      $ 1,388,115
                                                                -----------
                   Homebuilding - 0.6%
     140,810       D.R. Horton, Inc. (b)                        $ 1,527,789
                                                                -----------
                   Housewares & Specialties - 1.0%
      42,764       Fortune Brands, Inc.                         $ 2,668,901
                                                                -----------
                   Total Consumer Durables
                   & Apparel                                    $ 5,584,805
                                                                -----------
                   Consumer Services - 0.8%
                   Casinos & Gaming - 0.8%
      65,270       MGM Mirage*                                  $ 2,212,000
                                                                -----------
                   Total Consumer Services                      $ 2,212,000
                                                                -----------
                   Media - 5.2%
                   Advertising - 2.6%
     818,494       The Interpublic Group of Companies,
                   Inc.*(b)                                     $ 7,039,048
                                                                -----------
                   Broadcasting & Cable TV - 0.8%
     112,270       CBS Corp. (Class B)                          $ 2,188,142
                                                                -----------
                   Movies & Entertainment - 1.8%
      75,850       The Walt Disney Co.                          $ 2,366,520
      83,162       Viacom, Inc. (Class B)*                        2,539,767
                                                                -----------
                                                                $ 4,906,287
                                                                -----------
                   Total Media                                  $14,133,477
                                                                -----------
                   Retailing - 3.4%
                   Apparel Retail - 2.2%
      21,360       Abercrombie & Fitch Co. (b)                  $ 1,338,845
     195,582       Gap Inc.                                       3,260,352
      79,940       The Limited Brands, Inc. (b)                   1,346,989
                                                                -----------
                                                                $ 5,946,186
                                                                -----------
                   Computer & Electronics Retail - 0.5%
     111,770       Radioshack Corp.                             $ 1,371,418
                                                                -----------

6  The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                        Value
                   Department Stores - 0.7%
      55,675       J.C. Penney Co., Inc.                      $ 2,020,446
                                                              -----------
                   Total Retailing                            $ 9,338,050
                                                              -----------
                   Food & Drug Retailing - 3.9%
                   Food Retail - 3.9%
     230,469       Kroger Co.                                 $ 6,653,640
     140,111       Safeway, Inc.                                4,000,169
                                                              -----------
                                                              $10,653,809
                                                              -----------
                   Total Food & Drug Retailing                $10,653,809
                                                              -----------
                   Food, Beverage & Tobacco - 3.4%
                   Brewers - 2.0%
      38,720       Anheuser-Busch Companies, Inc.             $ 2,405,286
      55,732       Molson Coors Brewing Co. (Class B) (b)       3,027,920
                                                              -----------
                                                              $ 5,433,206
                                                              -----------
                   Tobacco - 1.4%
      54,978       Lorillard, Inc.*                           $ 3,802,278
                                                              -----------
                   Total Food Beverage & Tobacco              $ 9,235,484
                                                              -----------
                   Household & Personal Products - 1.8%
                   Personal Products - 1.8%
     107,280       Estee Lauder Co.                           $ 4,983,156
                                                              -----------
                   Total Household &
                   Personal Products                          $ 4,983,156
                                                              -----------
                   Health Care Equipment & Services - 5.4%
                   Health Care Services - 2.8%
     288,299       Omnicare, Inc.                             $ 7,559,200
                                                              -----------
                   Health Care Supplies - 1.4%
     100,866       Cooper Companies, Inc. (b)                 $ 3,747,172
                                                              -----------
                   Managed Health Care - 1.2%
      79,563       Aetna, Inc.                                $ 3,224,688
                                                              -----------
                   Total Health Care Equipment
                   & Services                                 $14,531,060
                                                              -----------
                   Pharmaceuticals & Biotechnology - 1.7%
                   Pharmaceuticals - 1.7%
      99,850       Barr Laboratories, Inc.*                   $ 4,501,238
                                                              -----------
                   Total Pharmaceuticals &
                   Biotechnology                              $ 4,501,238
                                                              -----------
                   Banks - 3.4%
                   Regional Banks - 2.4%
      26,650       City National Corp.                        $ 1,121,166
      67,549       Key Corp. (b)                                  741,688
      64,328       Marshall & Ilsley Corp. (b)                    986,148
      43,187       PNC Bank Corp.                               2,465,978
      35,090       Zions Bancorp (b)                            1,104,984
                                                              -----------
                                                              $ 6,419,964
                                                              -----------
                   Thrifts & Mortgage Finance - 1.0%
     183,730       People's Bank (b)                          $ 2,866,188
                                                              -----------
                   Total Banks                                $ 9,286,152
                                                              -----------


      Shares                                                        Value
                   Diversified Financials - 2.5%
                   Asset Management & Custody Banks - 1.4%
      87,636       Legg Mason, Inc.                           $ 3,818,301
                                                              -----------
                   Investment Banking & Brokerage - 1.1%
      85,235       Lazard, Ltd.                               $ 2,910,775
                                                              -----------
                   Total Diversified Financials               $ 6,729,076
                                                              -----------
                   Insurance - 9.1%
                   Insurance Brokers - 2.2%
     132,229       Aon Corp.                                  $ 6,074,600
                                                              -----------
                   Life & Health Insurance - 4.0%
      58,380       Lincoln National Corp.                     $ 2,645,782
     394,289       Unum Group                                   8,063,210
                                                              -----------
                                                              $10,708,992
                                                              -----------
                   Property & Casualty Insurance - 1.7%
     245,339       Progressive Corp.*                         $ 4,592,746
                                                              -----------
                   Reinsurance - 1.2%
      73,982       Renaissancere Holdings, Ltd.               $ 3,304,776
                                                              -----------
                   Total Insurance                            $24,681,114
                                                              -----------
                   Real Estate - 3.6%
                   Industrial Real Estate Investment Trust - 0.8%
      39,280       ProLogis Trust (b)                         $ 2,134,868
                                                              -----------
                   Mortgage Real Estate Investment Trust - 1.5%
     255,745       Annaly Capital Management, Inc.            $ 3,966,605
                                                              -----------
                   Office Real Estate Investment Trust - 0.5%
      15,170       Boston Properties, Inc. (b)                $ 1,368,637
                                                              -----------
                   Specialized Real Estate
                   Investment Trust - 0.8%
      27,740       Public Storage, Inc.                       $ 2,241,115
                                                              -----------
                   Total Real Estate                          $ 9,711,225
                                                              -----------
                   Software & Services - 2.1%
                   Data Processing & Outsourced Services - 2.1%
     123,338       Computer Sciences Corp.*                   $ 5,777,152
                                                              -----------
                   Total Software & Services                  $ 5,777,152
                                                              -----------
                   Technology Hardware
                   & Equipment - 7.9%
                   Computer Hardware - 5.8%
     184,420       Dell, Inc.*                                $ 4,035,110
     229,980       NCR Corp.*                                   5,795,496
      86,370       Sun Microsystems, Inc.*                        939,706
     209,020       Teradata Corp.*(b)                           4,836,723
                                                              -----------
                                                              $15,607,035
                                                              -----------
                   Computer Storage & Peripherals - 0.5%
      61,795       Imation Corp.                              $ 1,416,341
                                                              -----------
                   Office Electronics - 1.6%
     319,723       Xerox Corp.                                $ 4,335,444
                                                              -----------
                   Total Technology Hardware
                   & Equipment                                $21,358,820
                                                              -----------

   The accompanying notes are an integral part of these financial statements.  7

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

  Shares                                                       Value
              Semiconductors - 2.5%
              Semiconductor Equipment - 1.0%
 144,110      Applied Materials, Inc. (b)               $  2,751,060
                                                        ------------
              Semiconductors - 1.5%
  67,560      Analog Devices, Inc.                      $  2,146,381
  95,061      National Semiconductor Corp.                 1,952,553
                                                        ------------
                                                        $  4,098,934
                                                        ------------
              Total Semiconductors                      $  6,849,994
                                                        ------------
              Utilities - 12.7%
              Electric Utilities - 5.8%
  79,716      American Electric Power Co., Inc.*        $  3,206,975
 111,043      Edison International                         5,705,389
  58,291      Firstenergy Corp.                            4,799,098
  37,358      PPL Corp.                                    1,952,703
                                                        ------------
                                                        $ 15,664,165
                                                        ------------
              Gas Utilities - 2.5%
  97,401      Questar Corp.                             $  6,919,367
                                                        ------------
              Multi-Utilities - 4.4%
 120,788      NSTAR                                     $  4,085,050
  55,384      Public Service Enterprise Group, Inc.        2,543,785
  91,910      Sempra Energy (b)                            5,188,320
                                                        ------------
                                                        $ 11,817,155
                                                        ------------
              Total Utilities                           $ 34,400,687
                                                        ------------
              TOTAL COMMON STOCKS
              (Cost $264,121,163)                       $270,713,824
                                                        ------------




 Principal
Amount ($)                                                    Value
                TEMPORARY CASH INVESTMENTS - 13.5%
                Repurchase Agreements - 0.7%
   360,000      Bank of America, 2.2%, dated
                6/30/08, repurchase price of
                $360,000 plus accrued interest on
                7/1/08 collateralized by $972,408
                Federal National Mortgage
                Association, 5.5%, 6/1/33                $  360,000
   360,000      Barclays Plc, 2.27%, dated 6/30/08,
                repurchase price of $360,000 plus
                accrued interest on 7/1/08
                collateralized by the following:
                  $218,858 Federal Home Loan
                    Mortgage Corp., 4.171 - 6.27%,
                    12/1/34 - 10/1/37
                  $224,890 Federal National
                    Mortgage Association, 4.024 -
                    6.082%, 8/1/36 - 2/1/48                 360,000
   365,000      Deutsche Bank, 2.3%, dated 6/30/08,
                repurchase price of $365,000 plus
                accrued interest on 7/1/08
                collateralized by the following:
                  $89,938 Federal National Mortgage
                    Association (ARM), 4.708 -
                    5.887%, 12/1/13 - 3/1/37
                  $68,198 Federal Home Loan
                    Mortgage Corp., 4.703 - 4.704%,
                    12/1/35 - 3/1/35
                  $280,349 Freddie Mac Giant, 4.5 -
                    7.0%, 10/1/34 - 5/1/38
                  $150,553 U.S. Treasury Strip, 0.0%,
                    8/15/22                                 365,000
   360,000      JP Morgan, 2.26%, dated 6/30/08,
                repurchase price of $360,000 plus
                accrued interest on 7/1/08
                collateralized by $400,308
                Federal National Mortgage Association,
                4.5 - 6.5%, 3/1/23 - 5/1/38                 360,000
   360,000      Merrill Lynch, 2.5%, dated 6/30/08,
                repurchase price of $360,000 plus
                accrued interest on 7/1/08
                collateralized by $449,418
                Federal Home Loan Mortgage Corp.,
                5.065 - 6.025%, 9/1/36 - 4/1/38             360,000
                                                         ----------
                                                         $1,805,000
                                                         ----------

8  The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        Principal
       Amount ($)                                                         Value
                          Securities Lending Collateral - 12.8% (c)
                          Certificates of Deposit:
          708,166         American Express, 2.72%, 8/8/08           $   708,166
          530,065         Bank of America, 2.88%, 8/11/08               530,065
          530,065         Citibank, 2.85%, 7/29/08                      530,065
          190,874         Banco Santander NY, 2.8%, 10/7/08             190,874
          530,597         Banco Santander NY, 3.09%, 12/22/08           530,597
          529,886         Bank of Nova Scotia, 3.18%, 5/5/09            529,886
          265,032         Bank of Scotland NY, 2.73%, 7/11/08           265,032
          265,032         Bank of Scotland NY, 2.72%, 8/15/08           265,032
          190,610         Bank of Scotland NY, 2.89%, 11/4/08           190,610
          264,857         Bank of Scotland NY, 3.03%, 9/26/08           264,857
          954,115         Barclay's Bank, 3.18%, 5/27/09                954,115
          795,105         Bank Bovespa NY, 2.705%, 8/8/08               795,105
          530,065         BNP Paribas NY, 2.88%, 7/23/08                530,065
          318,043         Calyon NY, 2.85%, 8/25/08                     318,043
          445,254         Calyon NY, 2.64%, 9/29/08                     445,254
          168,120         Calyon NY, 2.69%, 1/16/09                     168,120
          439,953         Commonwealth Bank of Australia NY,
                          2.63%, 7/11/08                                439,953
          445,254         Deutsche Bank Financial,
                          2.72%, 7/30/08                                445,254
          212,045         Deutsche Bank Financial, 2.72%, 8/4/08        212,045
          434,655         Dexia Bank NY, 2.69%, 8/7/08                  434,655
          106,007         Dexia Bank NY, 2.65%, 8/12/08                 106,007
          392,767         Dexia Bank NY, 3.37%, 9/29/08                 392,767
          954,116         DNB NOR Bank ASA NY, 2.9%, 6/8/09             954,116
           45,533         Fortis, 3.11%, 9/30/08                         45,533
          971,078         Intesa SanPaolo S.p.A.,
                          2.72%, 5/22/09                                971,078
          462,216         Lloyds Bank, 2.61%, 7/11/08                   462,216
          265,032         Lloyds Bank, 2.61%, 8/18/08                   265,032
          360,444         Natixis, 2.83%, 8/4/08                        360,444
          530,065         NORDEA NY, 2.81%, 8/29/08                     530,065
           61,247         NORDEA NY, 2.72%, 4/9/09                       61,247
           50,799         NORDEA NY, 2.73%, 12/1/08                      50,799
           84,792         Rabobank Nederland NY,
                          2.37%, 8/29/08                                 84,792
          265,032         Royal Bank of Canada NY,
                          2.57%, 7/15/08                                265,032
          530,074         Royal Bank of Canada NY,
                          2.6%, 9/5/08                                  530,074
          318,039         Bank of Scotland NY, 2.7%, 8/1/08             318,039
          318,262         Bank of Scotland NY, 2.96%, 11/3/08           318,262
          204,606         Skandinavian Enskilda Bank NY, 2.7%,
                          7/17/08                                       204,606
           61,441         Skandinavian Enskilda Bank NY,
                          3.18%, 9/22/08                                 61,441
          105,754         Skandinavian Enskilda Bank NY,
                          3.06%, 2/13/09                                105,754


        Principal
       Amount ($)                                                         Value
          212,027         Svenska Bank NY, 2.7%, 7/17/08            $   212,027
          439,953         Svenska Bank NY, 2.55%, 7/11/08               439,953
          667,881         Toronto Dominion Bank NY,
                          2.77%, 9/5/08                                 667,881
          318,039         Toronto Dominion Bank NY,
                          2.75%, 11/5/08                                318,039
          105,782         Wachovia, 3.62%,10/28/08                      105,782
                                                                    -----------
                                                                    $16,578,777
                                                                    -----------
                          Commercial Paper:
          162,918         Bank of America, 2.7%, 8/26/08            $   162,918
          211,403         Bank of America, 2.6%, 8/11/08                211,403
          158,901         CBA, 2.7%, 7/11/08                            158,901
          422,576         CBA, 2.88%, 8/18/08                           422,576
          105,953         Deutsche Bank Financial,
                          2.72%, 7/9/08                                 105,953
          105,844         HSBC, 2.89%, 7/21/08                          105,844
          526,632         HSBC, 2.88%, 9/29/08                          526,632
          422,737         ING Funding, 2.7%, 8/13/08                    422,737
          158,906         Natixis, 2.87%, 7/10/08                       158,906
          158,752         Natixis, 2.87%, 7/21/08                       158,752
          130,634         PARFIN, 3.18%, 8/1/08                         130,634
          210,073         Royal Bank of Scotland,
                          2.66%, 10/21/08                               210,073
          106,004         Societe Generale, 2.98%, 7/2/08               106,004
          264,411         Societe Generale, 2.93%, 7/30/08              264,411
          211,426         Societe Generale, 3.18%, 8/5/08               211,426
          422,447         Societe Generale, 3.18%, 8/22/08              422,447
          211,402         SVSS NY, 3.18%, 8/11/08                       211,402
          100,849         Bank Bovespa NY, 2.79%, 3/12/09               100,849
          476,949         General Electric Capital Corp.,
                          2.77%, 1/5/09                                 476,949
          529,869         General Electric Capital Corp.,
                          2.82%, 3/16/09                                529,869
          196,021         IBM, 3.18%, 2/13/09                           196,021
          530,065         IBM, 3.18%, 6/26/09                           530,065
          954,116         Met Life Global Funding, 3.16%, 6/12/09       954,116
          901,110         WestPac, 3.18%, 6/1/09                        901,110
                                                                    -----------
                                                                    $ 7,679,997
                                                                    -----------
                          Mutual Funds:
          636,078         BlackRock Liquidity Money Market
                          Fund, 3.18%                               $   636,078
          827,218         Dreyfus Preferred Money Market
                          Fund, 3.18%                                   827,218
                                                                    -----------
                                                                    $ 1,463,296
                                                                    -----------
                          Tri-party Repurchase Agreements:
        2,254,650         Deutsche Bank, 2.5%, 7/1/08               $ 2,254,650
        6,360,773         Lehman Brothers, 2.65%, 7/1/08              6,360,773
                                                                    -----------
                                                                    $ 8,615,423
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.  9

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

 Principal
Amount ($)                                         Value
                Other:
   263,607      ABS CFAT 2008-A A1,
                3.005%, 4/27/09             $    263,607
                                            ------------
                                            $ 34,601,100
                                            ------------
                TOTAL TEMPORARY CASH
                INVESTMENTS
                (Cost $36,406,100)          $ 36,406,100
                                            ------------
                TOTAL INVESTMENT IN
                SECURITIES - 113.4%
                (Cost $300,527,263) (a)     $307,119,924
                                            ------------
                OTHER ASSETS
                AND LIABILITIES - (13.4)%   $(36,266,932)
                                            ------------
                TOTAL NET ASSETS - 100.0%   $270,852,992
                                            ============

*    Non-income producing security.
(a) At June 30, 2008, the net unrealized gain on investments based on cost for federal income tax purposes of $300,902,152 was as follows:


        Aggregate gross unrealized gain for all investments
          in which there is an excess of value over tax cost     $ 33,220,832
        Aggregate gross unrealized loss for all investments
          in which there is an excess of tax cost over value     (27,003,060)
                                                                 ------------
        Net unrealized gain                                      $ 6,217,772
                                                                 ============

(b)  At June 30, 2008, the following securities were out on loan:


  Shares      Security                                     Value
  70,000      Applied Materials                      $ 1,336,300
  15,000      Boston Properties, Inc.                  1,353,300
   6,000      Cooper Co.                                 222,900
  10,000      D.R. Horton, Inc.                          108,500
              The Interpublic Group of
 101,800        Companies, Inc.*                         875,480
  65,000      KeyCorp                                    713,700
  11,000      The Limited Brands, Inc.                   185,350
  76,000      Liz Claiborne, Inc.                      1,075,400
  63,000      Marshall & Ilsley Corp.                    965,790
  55,000      Molson Coors Brewing Co. (Class B)       2,988,150
  40,000      Newmont Mining Corp.                     2,086,400
  49,000      People's Bank                              764,400
 218,000      Progressive Corp.                        4,080,960
  30,000      ProLogis Trust                           1,630,500
  88,000      Sempra Energy                            4,967,600
 146,000      Tesoro Petroleum Corp.                   2,886,420
 167,700      Waste Management, Inc.                   6,323,967
  34,700      Zions Bancorp                            1,103,113
                                                     -----------
              Total                                  $33,668,230
                                                     ===========

(c)  Securities lending collateral is managed by Credit Suisse.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2008 aggregated $75,817,693 and $90,356,331, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2008, in valuing the Portfolio's assets:

                                                  Investments    Other Financial
Valuation Inputs                                in Securities        Instruments
--------------------------------------------------------------------------------
Level 1 - Quoted Prices                          $270,713,824
Level 2 - Other Significant Observable Inputs      36,406,100           -
Level 3 - Significant Unobservable Inputs                   -           -
                                                 ------------           -
Total                                            $307,119,924
                                                 ============           =


10 The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Six Months
                                                        Ended 6/30/08   Year Ended
Class I                                                  (unaudited)     12/30/07
Net asset value, beginning of period                      $  19.22       $  20.32
                                                          --------        -------
Increase (decrease) from investment operations:
 Net investment income                                    $   0.10       $   0.21
 Net realized and unrealized gain (loss)
  on investments                                             (1.47)          1.11
                                                          --------       --------
  Net increase (decrease) from
    investment operations                                 $  (1.37)      $   1.32
Distributions to shareowners:
 Net investment income                                       (0.19)         (0.17)
 Net realized gain                                           (1.30)         (2.25)
                                                          --------       --------
Net increase (decrease) in net asset value                $  (2.86)      $  (1.10)
                                                          --------       --------
Net asset value, end of period                            $  16.36       $  19.22
                                                          ========       ========
Total return*                                                (7.28)%         5.58%
Ratio of net expenses to average net assets                   0.75%**        0.71%
Ratio of net investment income to average net assets          0.90%**        0.80%
Portfolio turnover rate                                         25%**          57%
Net assets, end of period (in thousands)                  $159,207       $192,387
Ratios with no waiver of fees and assumption
 of expenses by PIM:
 Net expenses                                                 0.75%**        0.71%
 Net investment income                                        0.90%**        0.80%



                                                        Year Ended   Year Ended   Year Ended   Year Ended
Class I                                                  12/31/06     12/31/05     12/31/04     12/31/03
Net asset value, beginning of period                     $  25.00     $  24.67     $  20.47    $  14.94
                                                         --------     --------     --------    --------
Increase (decrease) from investment operations:
 Net investment income                                   $   0.20     $   0.15     $   0.08    $   0.14
 Net realized and unrealized gain (loss)
  on investments                                             1.98         1.75         4.41        5.45
                                                         --------     --------     --------    --------
  Net increase (decrease) from
    investment operations                                $   2.18     $   1.90     $   4.49    $   5.59
Distributions to shareowners:
 Net investment income                                      (0.26)       (0.08)       (0.08)      (0.06)
 Net realized gain                                          (6.60)       (1.49)       (0.21)          -
                                                         --------     --------     --------    --------
Net increase (decrease) in net asset value               $  (4.68)    $   0.33     $   4.20    $   5.53
                                                         --------     --------     --------    --------
Net asset value, end of period                           $  20.32     $  25.00     $  24.67    $  20.47
                                                         ========     ========     ========    ========
Total return*                                               12.59%        7.88%       22.12%      37.48%
Ratio of net expenses to average net assets                  0.71%        0.71%        0.72%       0.76%
Ratio of net investment income to average net assets         0.88%        0.58%        0.53%       0.86%
Portfolio turnover rate                                       104%          42%          55%         52%
Net assets, end of period (in thousands)                 $292,001     $288,837     $303,138    $170,237
Ratios with no waiver of fees and assumption
 of expenses by PIM:
 Net expenses                                                0.71%        0.71%        0.72%       0.76%
 Net investment income                                       0.88%        0.58%        0.53%       0.86%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.


   The accompanying notes are an integral part of these financial statements. 11

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Six Months
                                                        Ended 6/30/08   Year Ended
Class II                                                 (unaudited)     12/31/07
Net asset value, beginning of period                      $  19.13       $  20.24
                                                          --------       --------
Increase (decrease) from investment operations:
 Net investment income                                    $   0.05       $   0.10
 Net realized and unrealized gain (loss)
  on investments                                             (1.45)          1.17
                                                          --------       --------
  Net increase (decrease) from
    investment operations                                 $  (1.40)      $   1.27
Distributions to shareowners:
 Net investment income                                       (0.14)         (0.13)
 Net realized gain                                           (1.30)         (2.25)
                                                          --------       --------
Net increase (decrease) in net asset value                $  (2.84)      $  (1.11)
                                                          --------       --------
Net asset value, end of period                            $  16.29       $  19.13
                                                          ========       ========
Total return*                                                (7.45)%         5.35%
Ratio of net expenses to average net assets                   1.00%**        0.96%
Ratio of net investment income to average net assets          0.66%**        0.63%
Portfolio turnover rate                                         25%**          57%
Net assets, end of period (in thousands)                  $111,646       $124,722
Ratios with no waiver of fees and assumption
 of expenses by PIM:
 Net expenses                                                 1.00%**        0.96%
 Net investment income                                        0.66%**        0.63%



                                                        Year Ended   Year Ended   Year Ended   Year Ended
Class II                                                 12/31/06     12/31/05     12/31/04     12/31/03
Net asset value, beginning of period                     $  24.72     $ 24.44      $  20.32    $  14.86
                                                         --------     -------      --------    --------
Increase (decrease) from investment operations:
 Net investment income                                   $   0.07     $  0.35      $   0.01    $   0.06
 Net realized and unrealized gain (loss)
  on investments                                             2.05        1.47          4.38        5.44
                                                         --------     -------      --------    --------
  Net increase (decrease) from
    investment operations                                $   2.12     $  1.82      $   4.39    $   5.50
Distributions to shareowners:
 Net investment income                                          -       (0.05)        (0.06)      (0.04)
 Net realized gain                                          (6.60)      (1.49)        (0.21)          -
                                                         --------     -------      --------    --------
Net increase (decrease) in net asset value               $  (4.48)    $  0.28      $   4.12    $   5.46
                                                         --------     -------      --------    --------
Net asset value, end of period                           $  20.24     $ 24.72      $  24.44    $  20.32
                                                         ========     =======      ========    ========
Total return*                                               12.27%       7.64%        21.77%      37.09%
Ratio of net expenses to average net assets                  0.96%       0.95%         0.97%       1.00%
Ratio of net investment income to average net assets         0.63%       0.25%         0.29%       0.60%
Portfolio turnover rate                                       104%         42%           55%         52%
Net assets, end of period (in thousands)                 $100,696     $88,217      $536,837    $211,120
Ratios with no waiver of fees and assumption
 of expenses by PIM:
 Net expenses                                                0.96%       0.95%         0.97%       1.00%
 Net investment income                                       0.63%       0.25%         0.29%       0.60%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.


12 The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $33,668,230) (cost $300,527,263)  $307,119,924
 Cash                                                                                            505,687
 Receivables -
  Investment securities sold                                                                     551,476
  Fund shares sold                                                                                25,069
  Dividends and interest                                                                         376,859
 Other                                                                                             9,340
                                                                                            ------------
    Total assets                                                                            $308,588,355
                                                                                            ------------
LIABILITIES:
 Payables -
  Investment securities purchased                                                           $    271,609
  Fund shares repurchased                                                                      2,788,566
  Upon return of securities loaned                                                            34,601,100
 Due to affiliates                                                                                21,410
 Accrued expenses                                                                                 50,110
 Other                                                                                             2,570
                                                                                            ------------
    Total liabilities                                                                       $ 37,735,365
                                                                                            ------------
NET ASSETS:
 Paid-in capital                                                                            $266,772,255
 Undistributed net investment income                                                           1,380,501
 Accumulated net realized loss on investments                                                 (3,892,425)
 Net unrealized gain on investments                                                            6,592,661
                                                                                            ------------
    Total net assets                                                                        $270,852,992
                                                                                            ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $159,206,778/9,733,891 shares)                                           $      16.36
                                                                                            ============
 Class II (based on $111,646,214/6,851,855 shares)                                          $      16.29
                                                                                            ============



  The accompanying notes are an integral part of these financial statements.  13

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08


INVESTMENT INCOME:
 Dividends                                                 $2,272,494
 Interest                                                      74,499
 Income from securities loaned, net                            15,256
                                                           ----------
    Total investment income                                                $   2,362,249
                                                                           -------------
EXPENSES:
 Management fees                                           $  929,740
 Transfer agent fees and expenses
  Class I                                                         448
  Class II                                                        448
 Distribution fees
  Class II                                                    144,570
 Administrative fees                                           32,183
 Custodian fees                                                28,789
 Professional fees                                             25,734
 Printing expense                                              15,670
 Fees and expenses of nonaffiliated trustees                    5,195
 Miscellaneous                                                 27,618
                                                           ----------
    Total expenses                                                         $   1,210,395
                                                                           -------------
     Net investment income                                                 $   1,151,854
                                                                           -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments                                          $  (3,374,195)
                                                                           -------------
 Change in net unrealized gain on investments                              $ (20,751,449)
                                                                           -------------
 Net loss on investments                                                   $ (24,125,644)
                                                                           -------------
 Net decrease in net assets resulting from operations                      $ (22,973,790)
                                                                           =============


14  The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08 and the Year Ended 12/31/07, respectively

                                                                                 Six Months
                                                                                   Ended
                                                                                  6/30/08           Year Ended
                                                                                (unaudited)          12/31/07
FROM OPERATIONS:
Net investment income                                                          $   1,151,854      $   2,882,598
Net realized gain (loss) on investments                                           (3,374,195)        34,493,566
Change in net unrealized loss on investments                                     (20,751,449)       (13,733,161)
                                                                               -------------      -------------
  Net increase (decrease) in net assets resulting from operations              $ (22,973,790)     $  23,643,003
                                                                               -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.19 and $0.17 per share, respectively)                             $  (1,707,873)     $  (2,382,738)
 Class II ($0.14 and $0.13 per share, respectively)                                 (933,034)          (697,161)
Net realized gain:
 Class I ($1.30 and $2.25 per share, respectively)                             $ (11,746,589)     $ (31,800,439)
 Class II ($1.30 and $2.25 per share, respectively)                               (8,472,833)       (12,457,611)
                                                                               -------------      -------------
  Total distributions to shareowners                                           $ (22,860,329)     $ (47,337,949)
                                                                               -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                               $  16,369,952      $  66,219,835
Shares issued in reorganization                                                            -         47,337,949
Reinvestment of distributions                                                     22,860,268        (71,645,895)
Cost of shares repurchased                                                       (39,651,842)       (93,805,543)
                                                                               -------------      -------------
  Net decrease in net assets resulting from Portfolio share transactions       $    (421,622)     $ (51,893,654)
                                                                               -------------      -------------
  Net decrease in net assets                                                   $ (46,255,741)     $ (75,588,600)
NET ASSETS:
Beginning of period                                                            $ 317,108,733      $ 392,697,333
                                                                               -------------      -------------
End of period                                                                  $ 270,852,992      $ 317,108,733
                                                                               =============      =============
Undistributed net investment income                                            $   1,380,501      $   2,869,554
                                                                               =============      =============


                                     '08 Shares        '08 Amount         '07 Shares        '07 Amount
                                    (unaudited)        (unaudited)
Class I
Shares sold                             216,318      $   3,905,110         1,080,926      $  22,793,768
Reinvestment of distributions           805,652         13,454,401         1,641,844         34,183,177
Less shares repurchased              (1,298,049)       (23,341,291)       (2,305,262)       (47,604,201)
Redemptions in kind                           -                  -        (4,778,683)       (93,805,543)
                                     ----------      -------------        ----------      -------------
  Net decrease                         (276,079)     $  (5,981,780)       (4,361,175)     $ (84,432,799)
                                     ==========      =============        ==========      =============
Class II
Shares sold                             693,552      $  12,464,842         2,086,565      $  43,426,067
Reinvestment of distributions           565,257          9,405,867           633,965         13,154,772
Less shares repurchased                (927,112)       (16,310,551)       (1,174,668)       (24,041,694)
                                     ----------      -------------        ----------      -------------
  Net increase                          331,697      $   5,560,158         1,545,862      $  32,539,145
                                     ==========      =============        ==========      =============

   The accompanying notes are an integral part of these financial statements. 15

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Mid Cap Value VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution expense rates and Class II shareowners have exclusive voting rights with respect to the distribution plan that has been adopted. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2008, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Futures Contracts
     The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates, or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2008, the Portfolio had no open futures contracts.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C.   Foreign Currency Translation
     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts
     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At June 30, 2008, the Portfolio had no outstanding portfolio or settlement hedges.

E.   Federal Income Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the fiscal year ended December 31, 2007 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

--------------------------------------------------------------------------------
                                                                    2007
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                                $10,060,740
 Long-Term capital gain                                          37,277,209
                                                                -----------
    Total distributions                                         $47,337,949
                                                                ===========
 Distributable Earnings:
 Undistributed ordinary income                                  $ 2,845,560
 Undistributed long-term gain                                    20,100,077
 Unrealized appreciation                                         26,969,219
                                                                -----------
    Total                                                       $49,914,856
                                                                ===========

--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and the tax treatment of REIT holdings.


F.   Portfolio Shares
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $209,232 in commissions on the sale of Trust shares for the six months ended June 30, 2008. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

     Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G.   Securities Lending
     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.

H.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $15,140 in management fees, administrative costs and certain other services payable to PIM at June 30, 2008.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,940 in transfer agent fees payable to PIMSS at June 30, 2008.

4. Distribution Plan
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,330 in distribution fees payable to PFD at June 30, 2008.

5. Expense Offsets Arrangements
The Portfolio has entered into an expense offset arrangement with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2008, the Portfolio's expenses were not reduced.

6. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

Results of Shareholder Meeting
At a special meeting held on May 13, 2008, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Variable Contracts Trust, as noted below) follows:

----------------------------------------------------------------------------------------------------------
                                     For                Withhold           Abstain        Broker Non-Votes
----------------------------------------------------------------------------------------------------------
 Proposal 1 - To elect Trustees*
  John F. Cogan, Jr.           164,711,851.194        5,285,114.254           0                  0
  Daniel K. Kingsbury          165,222,946.234        4,774,019.214           0                  0
  David R. Bock                164,963,647.028        5,033,318.420           0                  0
  Mary K. Bush                 164,650,732.216        5,346,233.232           0                  0
  Benjamin M. Friedman         165,102,105.803        4,894,859.645           0                  0
  Margaret B.W. Graham         165,219,940.012        4,777,025.436           0                  0
  Thomas J. Perna              165,231,179.140        4,765,786.308           0                  0
  John Winthrop                164,783,515.329        5,213,450.119           0                  0
----------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                        For               Against            Abstain       Broker Non-Votes
---------------------------------------------------------------------------------------------------------------------------
 Proposal 2 - To approve an amendment to the
 Declaration of Trust*                            156,965,554.071      7,761,986.720      5,269,424.657          0
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                          For                Against            Abstain       Broker Non-Votes
------------------------------------------------------------------------------------------------------------------------------
 Proposal 3A - To approve changes to the
 Portfolio's fundamental investment policy
 relating to borrowing money                         11,876,759.082        610,055.392        334,245.225             0
 Proposal 3B - To approve changes to the
 Portfolio's fundamental investment policy
 relating to underwriting                            11,908,001.423        562,779.890        350,278.386             0
 Proposal 3C - To approve changes to the
 Portfolio's fundamental investment policy
 relating to lending                                 11,863,385.514        633,427.725        324,246.460             0
 Proposal 3D - To approve changes to the
 Portfolio's fundamental investment policy
 relating to issuing senior securities               11,959,727.102        528,569.844        332,762.753             0
 Proposal 3E - To approve changes to the
 Portfolio's fundamental investment policy
 relating to real estate                             11,933,587.489        555,508.197        331,964.013             0
 Proposal 3F - To approve changes to the
 Portfolio's fundamental investment policy
 relating to commodities                             11,825,466.479        647,553.861        348,039.358             0
 Proposal 3G - To approve changes to the
 Portfolio's fundamental investment policy
 relating to concentration                           11,885,204.382        596,357.124        339,498.193             0
 Proposal 3H - To approve changes to the
 Portfolio's fundamental investment policy
 relating to diversification                         11,974,520.735        480,097.720        366,441.245             0
 Proposal 3M - To approve changes to the
 Portfolio's fundamental investment policy
 relating to pledging or guaranteeing assets         11,857,332.989        636,608.536        327,118.174             0
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                     For                Against            Abstain        Broker Non-Votes
--------------------------------------------------------------------------------------------------------------------------
 Proposal 4 - To approve an Amended and
 Restated Management Agreement with PIM         11,933,673.668        558,439.145        328,946.886             0
--------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                           For                Against            Abstain       Broker Non-Votes
-------------------------------------------------------------------------------------------------------------------------------
 Proposal 5 - To approve a policy allowing the
 appointment of unaffiliated sub-advisers and
 amendments to sub-advisory agreements
 without shareholder approval                         11,740,031.485        720,603.400        360,424.814            0
-------------------------------------------------------------------------------------------------------------------------------

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Variable Contracts Trust. Results reported above reflect the combined votes of all series of the Trust.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one and five year periods ended June 30, 2007 and in the third quintile of its Morningstar category for the three year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the first quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the first quintile relative to its Strategic Insight peer group.

The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Fund. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Fund and considered that, under the amended and restated investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients, including oversight of the Fund's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM and the investment performance of the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Fund pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, the management fee rate paid by the Fund for the twelve months ended June 30, 2007 was in the first quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that, on a hypothetical basis, such fee would remain in the first quintile relative to the peer group at higher asset levels. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.

[LOGO]PIONEER
      Investments(R)


Pioneer Variable Contracts Trust


Officers                                            Trustees
John F. Cogan, Jr., President                       John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President       David R. Bock
Mark E. Bradley, Treasurer                          Mary K. Bush
Dorothy E. Bourassa, Secretary                      Benjamin M. Friedman
                                                    Margaret B.W. Graham
                                                    Daniel K. Kingsbury
                                                    Thomas J. Perna
                                                    Marguerite A. Piret
                                                    John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

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                           This page for your notes.

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                           This page for your notes.

[LOGO]PIONEER
      Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                            [LOGO]PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                            Pioneer Money Market VCT Portfolio -- Class I Shares


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2008

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Money Market VCT Portfolio

  Portfolio and Performance Update                2

  Comparing Ongoing Portfolio Expenses            3

  Schedule of Investments                         4

  Financial Statements                            9

  Notes to Financial Statements                  13

  Approval of Investment Advisory Agreement      16

  Trustees, Officers and Service Providers       18


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 6/30/08
--------------------------------------------------------------------------------

In the following interview, Seth Roman reviews the investment environment and the strategies that affected Pioneer Money Market VCT Portfolio during the six month-period ended June 30, 2008. Mr. Roman is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Portfolio.

Pioneer Money Market VCT Portfolio invests exclusively in high-quality money market instruments issued by the U.S. government and domestic corporations and banks. All holdings have the highest ratings from either or both of the two nationally recognized ratings services: A1 by Standard & Poor's Investor Services and P1 by Moody's Investor Services. (Ratings apply to underlying securities, not Portfolio shares.)

Q. How did the Portfolio perform during the semiannual period ended June 30, 2008?

A. Pioneer Money Market VCT Portfolio Class I shares had a total return of 1.41% for the six months ended June 30, 2008. During the same six months, the average return of the 108 portfolios in Lipper's Money Market category was 1.35%. On June 30, 2008, the 7-day effective annual SEC yield on Class I shares was 2.00%. The Portfolio's net asset value remained stable at $1.00 throughout the period.

Q. What were the principal factors affecting the Portfolio's performance during the six-month period ended June 30, 2008?

A. Yields available from money market funds fell during the period as the U.S. Federal Reserve (the Fed) moved to cut short-term interest rates and restore stability to financial markets. The markets became volatile as investors worried about problems that began with weakness in housing and troubles with subprime mortgages. At the beginning of 2008, the influential Fed funds rate stood at 4.25%, but by the end of January, the rate had been slashed to 3.00% after the Fed took the unusual step of cutting rates twice in 10 days. After further cuts, the Fed funds rate stood at 2.00% as of June 30, 2008. The cuts inevitably resulted in lower yields for short-term instruments.

     Investors in money market funds seemed to take their cue from the old Will Rogers quote: "I'm more interested in the return of my capital than the return on my capital." While we were interested in extending the Portfolio's duration - or, its sensitivity to changes in interest rates - we also were concerned about safety and liquidity to protect shareholders' principal. As a result, we placed an even greater emphasis on quality, investing in more certificates of deposits, while continuing to avoid any types of structured investment vehicles that might carry credit risks.

     Over the period, the average maturity of Portfolio holdings was extended modestly from less than 40 days to about 44 days.

Q. What types of investments most affected the Portfolio's performance during the six-month period ended June 30, 2008?

A. Our positions in one-year floating rate certificates of deposits issued by solid banks helped the Portfolio to maintain its competitive yield and outperform its Lipper peer group.

     While there were opportunities to extend maturities, we remained concerned about maintaining the liquidity of the Portfolio, and so we did not take advantage of those opportunities, which potentially could have resulted in a higher yield.

Q.   What is your investment outlook?

A. We think it is unlikely that interest rates will rise soon, despite recent changes in the emphasis of the Fed. The nation's central bank, after moving aggressively to cut interest rates and stimulate growth, appears to have changed focus to pay more attention to restraining inflationary pressures. However, while energy and food prices have risen significantly, we have not seen upward pressure on wages, which can have a major impact on overall inflation. As a consequence, we think it is unlikely that the Fed will raise short-term rates in the near future. In this environment, we may extend the Portfolio's duration somewhat to gain yield, but we will proceed with caution, as we remain primarily concerned with maintaining the Portfolio's high quality and liquidity.


Prices and Distributions

                                             6/30/08          12/31/08
Net Asset Value per Share                    $ 1.00            $ 1.00

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 6/30/08)          Income         Capital Gains     Capital Gains
                            $ 0.0140       $  -              $  -


A Word About Risk:
Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Portfolio shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2008)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class
  (3/1/95)                                                                 3.53%
10 Years                                                                   3.13%
5 Years                                                                    2.80%
1 Year                                                                     3.82%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Money Market VCT Portfolio

Based on actual returns from January 1, 2008 through June 30, 2008.

       Share Class                                              I
       ---------------------------------------------------------------
       Beginning Account Value on 1/1/08                    $ 1,000.00
       Ending Account Value on 6/30/08                      $ 1,014.10
       Expenses Paid During Period*                         $     3.26

* Expenses are equal to the Portfolio's annualized expense ratio of 0.65% for Class I shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Money Market VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2008 through June 30, 2008.

       Share Class                                              I
       ---------------------------------------------------------------
       Beginning Account Value on 1/1/08                    $ 1,000.00
       Ending Account Value on 6/30/08                      $ 1,021.63
       Expenses Paid During Period*                         $     3.27

* Expenses are equal to the Portfolio's annualized expense ratio of 0.65% for Class I shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

    Principal    Floating     S&P/Moody's
       Amount    Rate (b)     Ratings                                                                               Value
                                            COLLATERALIZED MORTGAGE OBLIGATIONS - 2.0%
                                            Banks - 2.0%
                                            Thrifts & Mortgage Finance - 2.0%
 $    750,577    2.48         AAA/Aaa       Federal Home Loan Mortgage, Corp., Multifamily VRD Certificate,
                                            Floating Rate Note, 1/15/42                                        $  750,577
                                                                                                               ----------
                                            Total Banks                                                        $  750,577
                                                                                                               ----------
                                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                            (Cost $750,577)                                                    $  750,577
                                                                                                               ----------
                                            CORPORATE BONDS - 23.2%
                                            Capital Goods - 3.1%
                                            Industrial Conglomerates - 3.1%
      350,000    2.77         AAA/AAA       General Electric Cap Corp., Floating Rate Note, 1/5/09             $  350,000
      190,000    2.47         AAA/Aaa       General Electric Cap Corp., Floating Rate Note, 5/8/09                190,000
      655,000    3.01         AAA/AAA       General Electric Cap Corp., Floating Rate Note, 7/28/08               655,000
                                                                                                               ----------
                                                                                                               $1,195,000
                                                                                                               ----------
                                            Total Capital Goods                                                $1,195,000
                                                                                                               ----------
                                            Banks - 11.3%
                                            Diversified Banks - 11.3%
      315,000                 AA/AA3        Bank of America Corp., 3.25%, 8/15/08                              $  315,000
      200,000                 AA/AA3        Bank of America Corp., 5.875%, 2/15/09                                200,000
      305,000    2.90         AA/AA1        BNP Paribas, Floating Rate Note, 2/13/09                              305,000
      405,000    2.79         AA+/AA1       BP Capital Markets, Floating Rate Note, 1/9/09                        405,000
      450,000    2.82         NR/NR         KBC Bank NV, Floating Rate Note, 12/16/08                             450,000
      405,000    2.51         AA-/NA        Royal Bank of Canada, Floating Rate Note, 9/10/08                     405,000
      400,000                 NR/MIG1       US Bank NA, 2.85%, 8/21/08                                            400,000
      400,000                 AA+/AA1       US Bank, 4.4%, 8/15/08                                                400,000
      170,000                 AA-/AA3       Wachovia Corp., 3.5%, 8/15/2008                                       170,000
       15,000    2.95         AA-/AA3       Wachovia Corp., Floating Rate Note, 10/28/08                           15,000
      864,000    2.51         AA+/AA1       Wells Fargo & Co., Floating Rate Note, 12/2/08                        864,000
      200,000                 AA+/Aa1       Wells Fargo & Co., 4.0%, 8/15/08                                      200,000
      200,000                 AA+/AA1       Wells Fargo & Co., 3.125%, 4/1/09                                     200,000
                                                                                                               ----------
                                                                                                               $4,329,000
                                                                                                               ----------
                                            Total Banks                                                        $4,329,000
                                                                                                               ----------
                                            Diversified Financials - 7.9%
                                            Asset Management & Custody Banks - 0.3%
      100,000                 A+/AA3        Bank of New York Mellon, 3.625%, 1/15/09                           $  100,000
                                                                                                               ----------
                                            Consumer Finance - 0.7%
       15,000                 A+/A1         National Rural Utilities, 5.75%, 11/1/08                           $   15,000
      275,000    2.47         A+/A1         National Rural Utilities, Floating Rate Note, 7/3/08                  275,000
                                                                                                               ----------
                                                                                                               $  290,000
                                                                                                               ----------
                                            Investment Banking & Brokerage - 0.5%
      200,000    2.75         A/A1          Merrill Lynch & Co., Floating Rate Note, 8/22/08                   $  200,000
                                                                                                               ----------
                                            Other Diversified Finance Services - 6.4%
      400,000                 AA+/AAA       Bank of America Corp. Floating Rate Note, 12/18/08                 $  400,000
      525,000                 AA-/AA3       Bank One Corp., 6.0%, 8/1/08                                          525,000
      200,000    2.65         AA-/AA3       JP Morgan Chase & Co., Floating Rate Note, 12/2/08                    200,000
      345,000    2.86         AA-/AA3       JP Morgan Chase & Co., Floating Rate Note, 3/9/09                     345,000
      170,000                 AAA/AAA       Toyota Motor Credit Corp., 2.875%, 8/1/08                             170,000
      800,000    2.53         AAA/AAA       Toyota Motor Credit Corp., Floating Rate Note, 1/12/09                800,000
                                                                                                               ----------
                                                                                                               $2,440,000
                                                                                                               ----------
                                            Total Diversified Financials                                       $3,030,000
                                                                                                               ----------

4  The accompanying notes are an integral part of these financial statements.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Principal    Floating     S&P/Moody's
       Amount    Rate (b)     Ratings                                                                                  Value
                                            Technology Hardware & Equipment - 0.8%
                                            Computer Hardware - 0.8%
 $    305,000        3.25     A+/A1         IBM Intl Group Capital, Floating Rate Note, 7/29/09                   $  305,000
                                                                                                                  ----------
                                            Total Technology Hardware & Equipment                                 $  305,000
                                                                                                                  ----------
                                            TOTAL CORPORATE BONDS
                                            (Cost $8,866,402)                                                     $8,859,000
                                                                                                                  ----------
                                            US GOVERNMENT AGENCY OBLIGATIONS - 2.0%
                                            Government - 2.0%
                                            Government - 1.9%
      390,000        2.23     AAA/AAA       Federal National Mortgage Association, Floating Rate Note, 9/3/09     $  390,000
      360,000                 AAA/AAA       Freddie Mac, 3.125%, 6/23/09                                             360,000
                                                                                                                  ----------
                                                                                                                  $  750,000
                                                                                                                  ----------
                                            TOTAL US GOVERNMENT AGENCY OBLIGATIONS
                                            (Cost $750,000)                                                       $  750,000
                                                                                                                  ----------
                                            MUNICIPAL BONDS - 4.2%
                                            Government - 4.2%
                                            Government - 2.8%
      195,000        2.80     AA/Aa3        Mississippi St Ser B General, Floating Rate Note, 11/1/28             $  195,000
      905,000        2.58     AA/AA1        Texas State Tax & Rev, Floating Rate Note, 12/1/27                       905,000
                                                                                                                  ----------
                                                                                                                  $1,100,000
                                                                                                                  ----------
                                            Muni Single Fam Hou - 1.3%
      500,000        2.65     AAA/Aaa       Iowa Finance Authority, Floating Rate Note, 7/1/37                    $  500,000
                                                                                                                  ----------
                                            Total Government                                                      $1,600,000
                                                                                                                  ----------
                                            TOTAL MUNICIPAL BONDS
                                            (Cost $1,600,000)                                                     $1,600,000
                                                                                                                  ----------
                                            TEMPORARY CASH INVESTMENTS - 68.0%
                                            Commercial Paper - 33.7%
      400,000        2.72     NR/AA3        Abbey National Treasury Services, Floating Rate Note, 2/13/09         $  400,000
      500,000        2.41     NR/AA3        Abbey National Treasury Services, Floating Rate Note, 7/2/08             500,000
      215,000                 AA-/AA3       Abn Amro Bank NV, 3.03%, 10/24/08                                        215,000
      400,000        2.60     NR/AA3        ABN Amro Bank, Floating Rate Note, 8/13/08                               400,000
      420,000                 A1+/P1        American International Group Funding, 2.68%, 7/3/08                      420,000
    1,550,000                 AA/AA1        Banco Bilbao, 2.625%, 8/22/08                                          1,550,000
      400,000        3.13     AA/AA1        Bank Nova SC, Floating Rate Note, 5/6/09                                 400,000
      300,000                 AA+/AAA       Bank of America Corp., 2.74%, 12/5/08                                    300,000
       95,000                 A-1+/P-1      Bank of America Corp., 2.84%, 10/14/08                                    95,000
      710,000        2.81     A-1+/P-1      Bank of Nova Scotia, Floating Rate Note, 1/16/09                         710,000
      200,000                 A-1+/P-1      BNP Paribas Financial Inc., 2.65%, 7/8/08                                200,000
      210,000                 NR/AA3        BNP Paribas Financial Inc., 4.25%, 7/3/08                                210,000
    1,000,000        2.43     NR/AA1        BNP Paribas Financial Inc., Floating Rate Note, 9/23/08                1,000,000
      200,000                 A-1+/P-1      CBA Delaware Finance, 2.58%, 7/7/08                                      200,000
      390,000                 A-1+/P-1      CBA Delaware Finance, 2.59%, 9/3/08                                      390,000
      100,000                 A-1+/P-1      CBA Delaware Finance, 2.75%, 7/14/08                                     100,000
      100,000                 A-1+/P-1      CBA Delaware Finance, 2.68%, 7/11/08                                     100,000
      200,000                 A-1+/P-1      CBA Delaware Finance, 2.77%, 9/15/08                                     200,000
      400,000                 AA/Aa1        Citibank NA, 2.6%, 8/12/08                                               400,000
      200,000                 AA/Aa1        Citibank, 2.63%, 8/19/08                                                 200,000
      420,000        2.79     AA/AA1        Deutsche Bank, Floating Rate Note, 9/22/08                               420,000
      410,000        3.01     AA/AA1        Deutsche Bank, Floating Rate Note, 1/21/09                               410,000
      200,000                 NR/AA3        Dexia Credit Local Sa, 2.69%, 8/7/08                                     200,000
      400,000        2.43     NR/AA1        Dexia Credit Local Sa, Floating Rate Note, 9/29/08                       400,000

   The accompanying notes are an integral part of these financial statements.  5

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

    Principal    Floating     S&P/Moody's
       Amount    Rate (b)     Ratings                                                                   Value
                                            Commercial Paper - (continued)
 $    200,000                 A-1+/ P-1     Dexia Delaware LLC, 2.68%, 7/8/08                     $   200,000
      175,000                 A-1+/P-1      Dexia Delaware LLC, 2.75%, 8/1/08                         175,000
      100,000                 A-1/AA3       Fortis Bank New York, 2.65%, 9/5/08                       100,000
      137,000                 A-1+/ P-1     Fortis Banque Lux, 2.6%, 7/14/08                          137,000
      319,000                 A-1+/P-1      Fortis Banque Lux, 2.6%, 9/25/08                          319,000
      100,000                 A-1/AA3       Fortis Banque Lux, 2.75%, 9/16/08                         100,000
      820,000        2.96     AA/AA3        HSBC Bank USA, Floating Rate Note, 7/28/08                820,000
      400,000                 A-+/P-1       ING Funding LLC, 2.58%, 7/1/08                            400,000
      400,000                 A-1+/P-1      ING Funding LLC, 2.62%, 7/10/08                           400,000
      200,000                 NR/NR         ING Funding LLC, 2.65%, 8/11/08                           200,000
      100,000                 NR/ NR        ING Funding LLC, 2.82%, 7/22/08                           100,000
      400,000        2.82     AA-/AA3       Nordea Bank, Floating Rate Note, 2/12/09                  400,000
      400,000                 NR/NR         Nordea North America, Inc., 2.65%, 7/8/08                 400,000
      304,000                 NR/ NR        Nordea North America, Inc., 2.67%, 7/11/08                304,000
      100,000                 NR/NR         Nordea North America, Inc., 2.7%, 7/14/08                 100,000
      100,000                 NR/NR         Nordea North America, Inc., 2.8%, 7/23/08                 100,000
      365,000                 NR/AAA        Rabobank Nederland NV, 2.62%, 8/19/08                     365,000
      200,000                 NR/AAA        Rabobank Nederland NV, 2.76%, 7/2/08                      200,000
      515,000                 A-1+/P-1      Rabobank USA Financial Corp., 2.58%, 8/1/08               515,000
       20,000                 A-1+/P-1      Rabobank USA Financial Corp., 2.75%, 7/2/08                20,000
       20,000                 A-1+/P-1      Rabobank USA Financial Corp., 2.785%, 7/11/08              20,000
      100,000                 AA/AAA        Royal Bank of Scotland, 2.65%, 7/14/08                    100,000
      200,000                 AA/AAA        Royal Bank of Scotland, 2.72%, 8/11/08                    200,000
      220,000                 AA/AAA        Royal Bank of Scotland, 2.96%, 11/3/08                    220,000
      670,000                 AA/AAA        Royal Bank of Scotland, 3.18%, 12/12/08                   670,000
      800,000                 AA-/AAA       Royal Bank of Scotland, 5.29, 2/2/09                      800,000
      400,000                 A-1+/P-1      Rsbobank USA Financial Corp., 2.84%, 7/18/08              400,000
       95,000                 NR/NR         Societe Generale North America, 2.61%, 8/8/08              95,000
      100,000                 NR/NR         Societe Generale North America, 2.62%, 8/6/08             100,000
      100,000                 A-1+/P-1      Societe Generale North America, 2.79%, 9/15/08            100,000
      230,000                 AA-/AA3       Societe Generale North America, 2.9%, 12/8/08             230,000
      540,000                 NR/AA3        Societe Generale North America, 2.92%, 7/28/08            540,000
      200,000                 NR/NR         Societe Generale North America, 2.93%, 7/28/08            200,000
      220,000                 AA-/AA3       Suntrust Bank, 2.5%, 7/17/08                              220,000
    1,170,000                 AA-/Aa1       Svenska handelsbanken, 2.53%, 7/15/08                   1,170,000
      100,000                 NA/AA1        Svenska handelsbanken, 2.69%, 10/9/08                     100,000
      100,000                 A-1+/P-1      Svenska handelsbanken, 2.69%, 7/7/08                      100,000
       75,000        2.70     NA/AA1        Svenska handelsbanken, Floating Rate Note, 1/5/09          75,000
      200,000                 AA+/AA3       UBS AG Stamford, 2.75%, 9/22/08                           200,000
      130,000                 AA+/AA3       UBS AG Stamford, 4.09%, 7/9/08                            130,000
      430,099                 NR/AA3        Westpac, 2.75, 8/4/08                                     430,099
                                                                                                  -----------
                                            Total Commercial Paper                                $20,875,099
                                                                                                  -----------

6  The accompanying notes are an integral part of these financial statements.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Principal    Floating     S&P/Moody's
       Amount    Rate (b)     Ratings                                                                             Value
                                            Repurchase Agreement - 13.3%
 $  1,050,000                               Bank of America, 2.2%, dated 6/30/08, repurchase price of
                                            $1,050,000 plus accrued interest on 7/1/08 collateralized by the following $2,836,191 Federal National Mortgage
                                            Association, 5.5%, 6/1/33                                       $ 1,050,000
    1,400,000                               Barclays Plc, 2.27%, dated 6/30/08, repurchase price of
                                            $1,400,000 plus accrued interest on 7/1/08 collateralized by the following:
                                            $851,115 Federal Home Loan Mortgage Corp.,
                                            4.171 - 6.27%, 12/1/34 - 10/1/37
                                            $874,571 Federal National Mortgage Association,
                                            4.024 - 6.082%, 8/1/36 - 2/1/48                                   1,400,000
    1,050,000                               Deutsche Bank, 2.3%, dated 6/30/08, repurchase price of
                                            $1,050,000 plus accrued interest on 7/1/08 collateralized by the following:
                                            $258,726 Federal National Mortgage Association (ARM),
                                            4.708 - 5.887%, 12/1/13 - 3/1/37
                                            $196,187 Federal Home Loan Mortgage Corp.,
                                            4.703 - 4.704%, 12/1/35 - 3/1/35
                                            $806,485 Feddie Mac Giant, 4.5 - 7.0%, 10/1/34 - 5/1/38
                                            $433,097 U.S Treasury Strip, 0.0%, 8/15/22                        1,050,000
      760,000                               JP Morgan, 2.26%, dated 6/30/08, repurchase price of
                                            $760,000 plus accrued interest on 7/1/08 collateralized by
                                            $845,094 Federal National Mortgage Association, 4.5 - 6.5%,
                                            3/1/23 - 5/1/38                                                     760,000
      795,000                               Merrill Lynch, 2.5%, dated 6/30/08, repurchase price of
                                            $992,464 Federal Home Loan Mortgage Corp., 5.065 - 6.025%,
                                            9/1/36 - 4/1/38                                                     760,000
                                                                                                            -----------
                                            Total Repurchase Agreement                                      $ 5,055,000
                                                                                                            -----------
                                            TOTAL TEMPORARY CASH INVESTMENTS
                                            (Cost $25,930,000)                                              $25,930,099
                                                                                                            -----------
                                            TOTAL INVESTMENT IN SECURITIES - 99.4%
                                            (Cost $37,889,676) (a)                                          $37,889,676
                                                                                                            -----------
                                            OTHER ASSETS AND LIABILITIES - 0.06%                            $   252,670
                                                                                                            -----------
                                            TOTAL NET ASSETS - 100.0%                                       $38,142,346
                                                                                                            ===========

NR   Not rated by either S&P or Moody's.
(a)  At June 30, 2008, cost for federal income tax purposes was $37,889,676.
(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

     Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2008 aggregated $452,140,491 and $452,123,664, respectively.


   The accompanying notes are an integral part of these financial statements.  7

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund's assets:


                                                    Investments     Other Financial
Valuation Inputs                                  in Securities        Instruments*
-----------------------------------------------------------------------------------
Level 1 - Quoted Prices                           $         0                     -
Level 2 - Other Significant Observable Inputs      37,889,676                     -
Level 3 - Significant Unobservable Inputs                   -                     -
                                                  -----------       ---------------
Total                                             $37,889,676                     -
                                                  ===========       ===============


8  The accompanying notes are an integral part of these financial statements.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                              Ended          Year
                                                             6/30/08        Ended
Class I                                                    (unaudited)     12/30/07
Net asset value, beginning of period                       $   1.000      $   1.000
                                                           ---------      ---------
Increase from investment operations:
 Net investment income                                     $   0.014      $   0.047
 Net realized and unrealized loss (gain) on investments           --             --
                                                           =========      =========
  Net increase from investment operations                  $   0.014      $   0.047
Distributions to shareowners:
 Net investment income                                        (0.014)        (0.047)
                                                           ---------      ---------
Net asset value, end of period                             $   1.000      $   1.000
                                                           =========      =========
Total return*                                                   1.41%          4.83%
Ratio of net expenses to average net assets+                    0.65%**        0.63%
Ratio of net investment income to average net assets+           2.82%**        4.70%
Net assets, end of year (in thousands)                     $  38,142      $  37,555
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                                   0.65%**        0.63%
 Net investment income                                          2.82%**        4.70%
Ratios with waiver of fees and assumption of expenses
 by PIM and reduction for fees paid indirectly:
 Net expenses                                                   0.65%**        0.63%
 Net investment income                                          2.82%**        4.70%


                                                               Year          Year          Year          Year
                                                              Ended         Ended         Ended         Ended
Class I                                                      12/31/06      12/31/05      12/31/04      12/31/03
Net asset value, beginning of period                        $   1.000     $   1.000     $   1.000     $   1.000
                                                            ---------     ---------     ---------     ---------
Increase from investment operations:
 Net investment income                                      $   0.020     $   0.025     $   0.007     $   0.006
 Net realized and unrealized loss (gain) on investments            --            --            --            --
                                                            =========     =========     =========     =========
  Net increase from investment operations                   $   0.020     $   0.025     $   0.007     $   0.006
Distributions to shareowners:
 Net investment income                                         (0.020)       (0.025)       (0.007)       (0.006)
                                                            ---------     ---------     ---------     ---------
Net asset value, end of period                              $   1.000     $   1.000     $   1.000     $   1.000
                                                            =========     =========     =========     =========
Total return*                                                    4.50%         2.47%         0.65%         0.56%
Ratio of net expenses to average net assets+                     0.61%         0.73%         0.74%         0.72%
Ratio of net investment income to average net assets+            4.43%         2.40%         0.66%         0.58%
Net assets, end of year (in thousands)                      $  34,334     $  33,216     $  42,896     $  34,736
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                                    0.61%         0.73%         0.74%         0.72%
 Net investment income                                           4.43%         2.40%         0.66%         0.58%
Ratios with waiver of fees and assumption of expenses
 by PIM and reduction for fees paid indirectly:
 Net expenses                                                    0.61%         0.73%         0.74%         0.72%
 Net investment income                                           4.43%         2.40%         0.66%         0.58%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.  9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $37,889,676)      $37,889,676
 Cash                                                            71,381
 Receivables -
  Investment securities sold                                      5,000
  Fund shares sold                                              153,641
  Interest                                                      136,008
                                                            -----------
   Total assets                                             $38,255,706
                                                            -----------
LIABILITIES:
 Payables -
  Fund shares repurchased                                        79,541
  Dividends                                                       3,628
 Due to affiliates                                                5,120
 Accrued expenses                                                24,474
 Other                                                              597
                                                            -----------
   Total liabilities                                        $   113,360
                                                            -----------
NET ASSETS:
 Paid-in capital                                            $38,142,242
 Undistributed net investment income                                255
 Accumulated net realized loss                                     (151)
                                                            -----------
   Total net assets                                         $38,142,346
                                                            ===========
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
 Class I (based on $38,142,346/38,146,608 shares)           $      1.00
                                                            ===========



10 The accompanying notes are an integral part of these financial statements.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08

INVESTMENT INCOME:
 Interest                                                  $677,817
                                                           --------
  Total investment income                                                $677,817
                                                                         --------
EXPENSES:
 Management fees                                           $ 78,294
 Transfer agent fees and expenses                               759
 Administrative fees                                          4,404
 Custodian fees                                              16,056
 Professional fees                                           16,232
 Printing expense                                             4,164
 Fees and expenses of nonaffiliated trustees                  2,736
 Miscellaneous                                                4,000
                                                           --------
  Total expenses                                                         $126,645
                                                                         --------
  Net expenses                                                           $126,645
                                                                         --------
   Net investment income                                                 $551,172
                                                                         --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain on investments                          $  5,148
                                                           --------
 Net gain on investments                                                 $  5,148
                                                                         --------
 Net increase in net assets resulting from operations                    $556,320
                                                                         ========

   The accompanying notes are an integral part of these financial statements. 11

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08 and the Year Ended 12/31/07

                                                                     Six Months
                                                                        Ended
                                                                       6/30/08          Year Ended
                                                                     (unaudited)         12/31/07
FROM OPERATIONS:
Net investment income                                               $    551,172      $   1,753,383
Net realized gain (loss) on investments                                    5,148             (2,325)
                                                                    ------------      -------------
  Net increase in net assets resulting from operations              $    556,320      $   1,751,058
                                                                    ------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.014 and $0.047 per share, respectively)               $   (551,163)     $  (1,753,137)
                                                                    ------------      -------------
    Total distributions to shareowners                              $   (551,163)     $  (1,753,137)
                                                                    ------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                    $  7,673,144      $  23,782,229
Reinvestment of distributions                                            551,154          1,753,137
Cost of shares repurchased                                            (7,642,317)       (22,311,664)
                                                                    ------------      -------------
  Net increase in net assets from Portfolio share transactions      $    581,981      $   3,223,702
                                                                    ------------      -------------
  Net increase in net assets                                        $    587,138      $   3,221,623

NET ASSETS:
Beginning of period                                                 $ 37,555,208      $  34,333,585
                                                                    ------------      -------------
End of period                                                       $ 38,142,346      $  37,555,208
                                                                    ============      =============
Undistributed net investment income                                 $        255      $         246
                                                                    ============      =============


                                     '08 Shares        '08 Amount        '07 Shares         '08 Amount
                                     (unaudited)       (unaudited)
Class I
Shares sold                           7,673,144      $  7,673,144         23,782,227      $  23,782,229
Reinvestment of distributions           551,154           551,154          1,753,137          1,753,137
Less shares repurchased              (7,642,317)       (7,642,317)       (22,311,664)       (22,311,664)
                                     ----------      ------------        -----------      -------------
  Net increase                          581,981      $    581,981          3,223,700      $   3,223,702
                                     ==========      ============        ===========      =============

12 The accompanying notes are an integral part of these financial statements.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Money Market VCT Portfolio (The Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek current income consistent with preserving capital and providing liquidity.

The Portfolio offers one class of shares designated as Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The Portfolio's prospectus contains information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's risks. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Portfolio shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The following is a summary of significant accounting policies consistently followed by the Portfolio, which are in conformity with those generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest in income bearing cash accounts is recorded on the accrual basis.

B.   Federal Income Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2007, the Portfolio had a net capital loss carryforward of $5,299, of which the following amounts will expire between 2010 and 2015 if not utilized: $2,728 in 2010, $246 in 2012 and $2,325 in
     2015.

     The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the fiscal year ended December 31, 2007 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

-------------------------------------------------------------------------------
                                                                      2007
-------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                                     $1,753,137
                                                                     ----------
   Total distributions                                               $1,753,137
                                                                     ==========
 Distributable Earnings:
 Undistributed ordinary income                                       $      246
 Capital loss carryforward                                               (5,299)
                                                                     ----------
   Total                                                             $   (5,053)
                                                                     ==========

-------------------------------------------------------------------------------

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

C.   Portfolio Shares
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $209,232 in commissions on the sale of Trust shares for the six months ended June 30, 2008.

D.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Portfolio's average daily net assets up to $1 billion and 0.35% on assets over $1 billion.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities, is $1,316 payable to PIM in management fees, administrative costs and certain other services at June 30, 2008.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,804 in transfer agent fees payable to PIMSS at June 30, 2008.

4. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

ADDITIONAL INFORMATION

Results of Shareholder Meeting
At a special meeting held on May 13, 2008, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Variable Contracts Trust, as noted below) follows:

-------------------------------------------------------------------------------------------------------------
                                             For                Withhold         Abstain     Broker Non-Votes
-------------------------------------------------------------------------------------------------------------
 Proposal 1 - To elect Trustees*
 John F. Cogan, Jr.                     164,711,851.194        5,285,114.254        0               0
 Daniel K. Kingsbury                    165,222,946.234        4,774,019.214        0               0
 David R. Bock                          164,963,647.028        5,033,318.420        0               0
 Mary K. Bush                           164,650,732.216        5,346,233.232        0               0
 Benjamin M. Friedman                   165,102,105.803        4,894,859.645        0               0
 Margaret B.W. Graham                   165,219,940.012        4,777,025.436        0               0
 Thomas J. Perna                        165,231,179.140        4,765,786.308        0               0
 Marguerite A. Piret                    165,180,443.253        4,816,522.195        0               0
 John Winthrop                          164,783,515.329        5,213,450.119        0               0

-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                       For               Against            Abstain       Broker Non-Votes
--------------------------------------------------------------------------------------------------------------------------
 Proposal 2 - To approve an amendment to the
 Declaration of Trust*                            156,965,554.071      7,761,986.720      5,269,424.657          0

--------------------------------------------------------------------------------------------------------------------------

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                            For               Against           Abstain      Broker Non-Votes
-----------------------------------------------------------------------------------------------------------------------------
 Proposal 3A - To approve changes to the
 Portfolio's fundamental investment policy
 relating to borrowing money                           37,833,743.037      1,684,840.933      252,220.035           0
 Proposal 3B - To approve changes to the
 Portfolio's fundamental investment policy
 relating to underwriting                              36,833,262.893      1,678,046.893    1,259,494.218           0
 Proposal 3C - To approve changes to the
 Portfolio's fundamental investment policy
 relating to lending                                   37,852,246.438      1,644,333.505      274,224.062           0
 Proposal 3D - To approve changes to the
 Portfolio's fundamental investment policy
 relating to issuing senior securities                 37,836,101.561      1,618,910.233      315,792.211           0
 Proposal 3E - To approve changes to the
 Portfolio's fundamental investment policy
 relating to real estate                               36,703,483.122      1,730,114.671    1,337,206.212           0
 Proposal 3F - To approve changes to the
 Portfolio's fundamental investment policy
 relating to commodities                               36,766,540.095      1,641,634.387    1,362,629.524           0
 Proposal 3G - To approve changes to the
 Portfolio's fundamental investment policy
 relating to concentration                             36,779,610.698      2,702,829.467      288,363.840           0
 Proposal 3I - To approve changes to the
 Portfolio's fundamental investment policy
 relating to the purchase of illiquid securities       36,472,949.236      2,803,123.653      494,731.116           0
 Proposal 3J - To approve changes to the
 Portfolio's fundamental investment policy
 relating to purchasing securities on margin           36,653,461.199      2,597,188.378      520,154.428           0
 Proposal 3K - To approve changes to the
 Fund's fundamental investment policy relating
 to short sales                                        36,782,470.249      2,635,975.167      352,358.589           0
 Proposal 3L - To approve changes to the
 Portfolio's fundamental investment policy
 relating to investments in other investment
 companies                                             36,887,209.075      2,531,236.341      352,358.589           0
 Proposal 3N - To approve changes to the
 Fund's fundamental investment policy relating
 to investments made for the purpose of
 exercising control or management of issuers           37,719,893.380      1,530,756.198      520,154.428           0
 Proposal 3O - To approve changes to the
 Portfolio's fundamental investment policy
 relating to investments in affiliates                 36,719,413.236      2,629,181.127      422,209.641           0

-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                     For                 Against             Abstain        Broker Non-Votes
----------------------------------------------------------------------------------------------------------------------------
 Proposal 4 - To approve an Amended and
 Restated Management Agreement with PIM         36,736,549.765        2,483,811.889        550,442.350             0
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                         For               Against           Abstain      Broker Non-Votes
--------------------------------------------------------------------------------------------------------------------------
 Proposal 5 - To approve a policy allowing the
 appointment of unaffiliated sub-advisers and
 amendments to sub-advisory agreements
 without shareholder approval                       36,407,661.892      3,088,918.050      274,224.062           0
--------------------------------------------------------------------------------------------------------------------------

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Variable Contracts Trust. Results reported above reflect the combined votes of all series of the Trust.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2007 and in the fourth quintile of its Morningstar category for the three and five year periods ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also noted that the Fund's twelve month gross yield as of June 30, 2007 exceeded the twelve month yield of its benchmark index for the same period. The Trustees concluded that the investment performance of the Fund was satisfactory.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the third quintile relative to its Strategic Insight peer group. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM and the investment performance of the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust

Officers                                            Trustees
John F. Cogan, Jr., President                       John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President       David R. Bock
Mark E. Bradley, Treasurer                          Mary K. Bush
Dorothy E. Bourassa, Secretary                      Benjamin M. Friedman
                                                    Margaret B.W. Graham
                                                    Daniel K. Kingsbury
                                                    Thomas J. Perna
                                                    Marguerite A. Piret
                                                    John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

             Pioneer Oak Ridge Large Cap Growth VCT Portfolio -- Class II Shares

                                                               SEMIANNUAL REPORT
                                                                   June 30, 2008

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------


Pioneer Oak Ridge Large Cap Growth VCT Portfolio
  Portfolio and Performance Update                                    2
  Comparing Ongoing Portfolio Expenses                                3
  Portfolio Management Discussion                                     4
  Schedule of Investments                                             6
  Financial Statements                                               10
  Notes to Financial Statements                                      14
  Approval of Investment Advisory Agreement                          18
  Trustees, Officers and Service Providers                           21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/08
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                               93.2%
Temporary Cash Investments                        6.8%


Sector Distribution
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material]

Information Technology                           31.5%
Health Care                                      18.3%
Energy                                           12.6%
Consumer Discretionary                           12.3%
Financials                                        9.9%
Industrials                                       8.4%
Consumer Staples                                  5.3%
Materials                                         1.7%


Five Largest Holdings
(As a percentage of equity holdings)

1.        XTO Energy, Inc.                         4.58%
2.        Schlumberger Ltd.                        3.62
3.        Google Inc.                              3.51
4.        Qualcomm, Inc.                           3.41
5.        Cisco Systems, Inc.                      3.12

The Portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/08
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share      6/30/08       12/31/07
Class II                      $ 10.77       $ 13.04


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 6/30/08)          Income         Capital Gains     Capital Gains
Class II                    $ 0.0423       $ 0.0977          $ 0.4323

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Oak Ridge Large Cap Growth VCT Portfolio at net asset value, compared to that of the Russell 1000 Growth Index and the Standard & Poor's 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line graph in the printed material]

                Pioneer
               Oak Ridge
            Large Cap Growth
             VCT Portfolio,   Standard & Poor's     Russell 1000
                Class II       (S&P) 500 Index      Growth Index
3/04            10,000             10,000              10,000
6/04            10,147             10,172              10,194
6/05            10,759             10,815              10,365
6/06            11,231             11,747              10,999
6/07            12,696             14,164              13,094
6/08            11,326             12,307              12,314

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. The S&P 500 Index is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2008)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Life-of-Class
(3/15/04)                                                        3.47%
1 Year                                                         -10.79%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers the Portfolio's performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER VARIABLE CONTRACTS TRUST
                                Pioneer Oak Ridge Large Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth VCT Portfolio

Based on actual returns from January 1, 2008 through June 30, 2008.

Share Class                                                      II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/08                           $ 1,000.00
Ending Account Value on 6/30/08                             $   868.10
Expenses Paid During Period*                                $     4.41

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95% for Class II shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2008 through June 30, 2008.

Share Class                                                      II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/08                           $ 1,000.00
Ending Account Value on 6/30/08                             $ 1,020.14
Expenses Paid During Period*                                $     4.77

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95% for Class II shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

PIONEER VARIABLE CONTRACTS TRUST
                                Pioneer Oak Ridge Large Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/08
--------------------------------------------------------------------------------

In the following interview, David Klaskin, Pioneer Oak Ridge Large Cap Growth VCT Portfolio's Lead Portfolio Manager, discusses the factors that influenced performance during the six months ended June 30, 2008.

Q. How did the stock market and the Portfolio perform during the semiannual period ended June 30, 2008?

A. The U.S. equity market lost ground during the past six months, reflecting investors' growing concerns about the combination of slower economic growth and rising inflation. The result was a loss of -9.06% for the Russell 1000 Growth Index and a loss of -11.90% for the Standard & Poor's 500 Index over the six months ended June 30, 2008. The Class II Shares of the Portfolio underperformed the index with a return of -13.19%.

Q. What were the main causes of the Portfolio's underperformance during the six-month period ended June 30, 2008?

A. The Portfolio underperformed in a down market - the type of environment in which it typically has done well throughout its history. This was not the result of any changes to the way we manage the Portfolio. Instead, what was different was the fact that stocks with solid profit growth, high earnings visibility, and reasonable valuations - the types of stocks in which we seek to invest - underperformed the broader market.

     Overall, the Portfolio's "batting average" - or the number of holdings that performed well - was favorable; indicating that stock selection was not the problem. Instead, relative performance suffered more as a result of what the Portfolio didn't own. Specifically, the Portfolio held no position in the basic materials sector, which performed well due to rising commodity prices and continued strength in the global economy. The thinking behind the Portfolio's underweight is that it's better to add value through fundamental research rather than by attempting to predict the direction of commodity prices. In addition, many companies in basic materials have climbed to valuations that we believe are unsustainable.

     Performance also was hurt by positioning in the industrials sector. Here, the Portfolio held an overweight in aerospace companies, which underperformed, and a corresponding underweight in the types of commodity-related companies that delivered outstanding returns despite their low earnings visibility. As is the case with materials, we do not believe it makes sense for long-term growth managers to hold a heavy weighting in cyclical stocks whose performance is not necessarily driven by company-specific fundamentals.

Q. What individual stocks underperformed during the six-month period ended June 30, 2008?

A. Stock picks in the consumer staples sector underperformed. The Portfolio holds what we believe to be the two highest-quality companies in this space: PepsiCo and Procter & Gamble. But both companies lost ground during the six-month period. Despite their short-term underperformance, we are very comfortable holding the stocks in the Portfolio for the longer term.

     The story was similar in the consumer discretionary sector, where the Portfolio owns solid companies that nonetheless did not keep pace with their peer group during the six-month period. Notable underperformers were News Corp., Johnson Controls, and Abercrombie & Fitch.

     In technology, the Portfolio's long-term holdings in Google and Apple were hit disproportionately hard by the slump in the broader market. The volatility,

A Word About Risk:

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER VARIABLE CONTRACTS TRUST
                                Pioneer Oak Ridge Large Cap Growth VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     which comes with the territory with those stocks, does not shake our confidence in the long-term prospects of both companies. On the plus side, a position in Qualcomm contributed positively to the Portfolio's performance.

Q. What elements of the Portfolio's positioning helped performance during the six-month period ended June 30, 2008?

A. Health care was a notable bright spot. The Portfolio added significant value in the sector from 2000 to 2005, but our decision to underweight the Portfolio in pharmaceuticals in favor of biotechnology stocks caused the Portfolio to underperform in the space during both 2006 and 2007. The market has turned in the Portfolio's favor thus far in 2008, with biotechs outperforming and pharmaceuticals lagging. That helped the Portfolio to outperform within this important sector during the six-month period. Notable winners included Gilead Sciences and Celgene, both of which have been executing well and are generally regarded as having minimal vulnerability to the shifting political landscape.

     The energy sector also was an area of strength for the Portfolio. XTO was among the Portfolio's best-performing holdings, and we continue to like it based on its strong management and growing reserves. The oil services companies Schlumberger and Transocean also were standout performers during the six-month period.

Q.   What is your outlook for the U.S .equity market?

A. The Portfolio continues to invest in companies with the ability to sustain or expand their profit margins and generate growth on both the top and bottom lines. While the Portfolio's focus on higher-quality stocks has not yet translated into outperformance, we believe companies with stronger balance sheets and the ability to control profit margins will be in the best position to perform well in the months ahead. We expect that a strong emphasis on stocks with these characteristics ultimately will be reflected in improved relative performance for the Portfolio.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

PIONEER VARIABLE CONTRACTS TRUST
                                Pioneer Oak Ridge Large Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

   Shares                                                      Value
            COMMON STOCKS - 92.8%
            Energy - 11.7%
            Oil & Gas Drilling - 2.4%
    3,405   Transocean Offshore, Inc.*                   $   518,888
                                                         -----------
            Oil & Gas Equipment & Services - 3.4%
    6,820   Schlumberger Ltd.                            $   732,673
                                                         -----------
            Oil & Gas Exploration & Production - 5.9%
    7,600   Southwestern Energy Co.*                     $   361,836
   13,507   XTO Energy, Inc.                                 925,365
                                                         -----------
                                                         $ 1,287,201
                                                         -----------
            Total Energy                                 $ 2,538,762
                                                         -----------
            Materials - 1.7%
            Specialty Chemicals - 1.7%
    8,430   Ecolab, Inc.                                 $   362,406
                                                         -----------
            Total Materials                              $   362,406
                                                         -----------
            Capital Goods - 7.8%
            Aerospace & Defense - 5.6%
    3,155   Precision Castparts Corp.                    $   304,047
    9,090   Raytheon Co.                                     511,585
    6,430   United Technologies Corp.                        396,731
                                                         -----------
                                                         $ 1,212,363
                                                         -----------
            Industrial Machinery - 2.2%
    6,270   Danaher Corp.                                $   484,671
                                                         -----------
            Total Capital Goods                          $ 1,697,034
                                                         -----------
            Automobiles & Components - 1.6%
            Auto Parts & Equipment - 1.6%
   12,020   Johnson Controls, Inc.                       $   344,734
                                                         -----------
            Total Automobiles & Components               $   344,734
                                                         -----------
            Consumer Services - 1.2%
            Hotels, Resorts & Cruise Lines - 1.2%
   10,115   Marriott International, Inc.                 $   265,418
                                                         -----------
            Total Consumer Services                      $   265,418
                                                         -----------
            Media - 1.5%
            Movies & Entertainment - 1.5%
   21,960   News Corp, Inc.                              $   330,278
                                                         -----------
            Total Media                                  $   330,278
                                                         -----------
            Retailing - 7.1%
            Apparel Retail - 1.8%
    6,179   Abercrombie & Fitch Co. (b)                  $   387,300
                                                         -----------
            Computer & Electronics Retail - 1.5%
    8,225   Best Buy Co., Inc. (b)                       $   325,710
                                                         -----------
            General Merchandise Stores - 1.7%
    7,895   Target Corp.                                 $   367,039
                                                         -----------
            Specialty Stores - 2.1%
   19,862   Staples, Inc.                                $   471,723
                                                         -----------
            Total Retailing                              $ 1,551,772
                                                         -----------
            Food, Beverage & Tobacco - 2.3%
            Soft Drinks - 2.3%
    7,815   PepsiCo, Inc.                                $   496,956
                                                         -----------
            Total, Food Beverage & Tobacco               $   496,956
                                                         -----------
            Household & Personal Products - 2.6%
            Household Products - 2.6%
    9,305   Procter & Gamble Co.*                        $   565,837
                                                         -----------
            Total Household & Personal Products          $   565,837
                                                         -----------
            Health Care Equipment & Services - 5.0%
            Health Care Distributors - 1.8%
    7,465   Henry Schein, Inc.*                          $   384,970
                                                         -----------
            Health Care Equipment - 3.2%
   12,855   Hologic, Inc.*(b)                            $   280,239
    6,725   Stryker Corp.                                    422,868
                                                         -----------
                                                         $   703,107
                                                         -----------
            Total Health Care Equipment &
            Services                                     $ 1,088,077
                                                         -----------
            Pharmaceuticals & Biotechnology - 12.0%
            Biotechnology - 5.8%
    6,465   Celgene Corp.*                               $   412,920
    5,140   Genentech, Inc.*                                 390,126
    8,600   Gilead Sciences, Inc.*                           455,370
                                                         -----------
                                                         $ 1,258,416
                                                         -----------
            Life Sciences Tools & Services - 2.3%
    9,270   Thermo Fisher Scientific, Inc.*              $   516,617
                                                         -----------
            Pharmaceuticals - 3.9%
    9,290   Abbott Laboratories                          $   492,091
    6,810   Allergan, Inc.                                   354,461
                                                         -----------
                                                         $   846,552
                                                         -----------
            Total Pharmaceuticals &
            Biotechnology                                $ 2,621,585
                                                         -----------
            Diversified Financials - 6.3%
            Investment Banking & Brokerage - 3.9%
   20,095   Charles Schwab Corp.                         $   412,751
   18,805   Invesco Ltd.                                     450,944
                                                         -----------
                                                         $   863,695
                                                         -----------
            Specialized Finance - 2.4%
      450   CME Group, Inc.                              $   172,436
    3,025   Intercontinental Exchange, Inc.*                 344,850
                                                         -----------
                                                         $   517,286
                                                         -----------
            Total Diversified Financials                 $ 1,380,981
                                                         -----------
            Insurance - 2.8%
            Life & Health Insurance - 2.8%
    9,815   Aflac, Inc.                                  $   616,382
                                                         -----------
            Total Insurance                              $   616,382
                                                         -----------

6  The accompanying notes are an i ntegral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST
                                Pioneer Oak Ridge Large Cap Growth VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                    Value
            Software & Services - 11.7%
            Application Software - 2.0%
  11,325    Adobe Systems, Inc.*                         $   446,092
                                                         -----------
            Data Processing & Outsourced Services - 2.4%
   8,505    Iron Mountain, Inc.*                         $   225,808
   3,660    Visa, Inc.*                                      297,595
                                                         -----------
                                                         $   523,403
                                                         -----------
            Home Entertainment Software - 1.8%
   8,895    Electronic Arts, Inc.*                       $   395,205
                                                         -----------
            Internet Software & Services - 3.3%
   1,349    Google, Inc.*                                $   710,141
                                                         -----------
            Systems Software - 2.2%
  17,300    Microsoft Corp.                              $   475,923
                                                         -----------
            Total Software & Services                    $ 2,550,764
                                                         -----------
            Technology Hardware & Equipment - 12.5%
            Communications Equipment - 7.8%
  27,085    Cisco Systems, Inc.*                         $   629,997
  16,770    Corning, Inc.                                    386,549
  15,560    Qualcomm, Inc.                                   690,397
                                                         -----------
                                                         $ 1,706,943
                                                         -----------
            Computer Hardware - 4.7%
   3,450    Apple, Inc.*                                 $   577,668
  10,000    Hewlett-Packard Co.                              442,100
                                                         -----------
                                                         $ 1,019,768
                                                         -----------
            Total Technology Hardware &
            Equipment                                    $ 2,726,711
                                                         -----------
            Semiconductors - 5.0%
  20,410    Intel Corp.                                  $   438,407
  11,462    Nvidia Corp.*                                    214,564
  15,340    Texas Instruments, Inc.                          431,974
                                                         -----------
                                                         $ 1,084,945
                                                         -----------
            Total Semiconductors                         $ 1,084,945
                                                         -----------
            TOTAL COMMON STOCKS
            (Cost $18,916,713)                           $20,222,642
                                                         ===========


Principal
   Amount                                                      Value
            TEMPORARY CASH INVESTMENTS - 6.8%
            Repurchase Agreements - 3.9%
$ 165,000   Bank of America, 2.2%, dated 6/30/08,
            repurchase price of $165,000 plus accrued
            interest on 7/1/08 collateralized by the
            following $445,687 Federal National
            Mortgage Association, 5.5%, 6/1/33           $   165,000
  165,000   Barclays Plc, 2.27%, dated 6/30/08,
            repurchase price of $165,000 plus
            accrued interest on 7/1/08 collateralized
            by the following:


Principal
   Amount                                                      Value
            Repurchase Agreements - (continued)
              $100,310 Federal Home Loan
              Mortgage Corp., 4.171 - 6.27%,
              12/1/34 - 10/1/37
            $103,074 Federal National Mortgage
              Association, 4.024 - 6.082%,
              8/1/36 - 2/1/48                            $   165,000
$ 185,000   Deutsche Bank, 2.3%, dated
              6/30/08, repurchase price of
              $185,000 plus accrued interest on
              7/1/08 collateralized by the following:
            $45,585 Federal National Mortgage
              Association (ARM), 4.708 - 5.887%,
              12/1/13 - 3/1/37
            $34,566 Federal Home Loan Mortgage
              Corp., 4.703 - 4.704%, 12/1/35 -
              3/1/35
            $142,095 Freddie Mac Giant,
              4.5 - 7.0%, 10/1/34 - 5/1/38
            $76,308 U.S. Treasury Strip, 0.0%,
              8/15/22                                        185,000
  165,000   JP Morgan, 2.26%, dated 6/30/08,
            repurchase price of $165,000 plus accrued
            interest on 7/1/08 collateralized by
            $183,474 Federal National Mortgage
            Association, 4.5 - 6.5%, 3/1/23 -
            5/1/38                                           165,000
  165,000   Merrill Lynch, 2.5%, dated 6/30/08,
            repurchase price of $165,000 plus accrued
            interest on 7/1/08 collateralized by
            $205,983 Federal Home Loan Mortgage
            Corp., 5.065 - 6.025%, 9/1/36 - 4/1/38           165,000
                                                         -----------
            Total Repurchase Agreements                  $   845,000
                                                         -----------
            Securities Lending Collateral - 2.9% (c)
            Certificates of Deposit:
   13,107   American Express, 2.72, 8/8/08               $    13,107
    9,810   Bank of America, 2.88%, 8/11/08                    9,810
    9,810   Citibank, 2.85%, 7/29/08                           9,810
    3,533   Banco Santander NY, 2.80%, 10/7/08                 3,533
    9,820   Banco Santander NY, 3.09%, 12/22/08                9,820
    9,807   Bank of Nova Scotia, 3.18%, 5/05/09                9,807
    4,905   Bank of Scotland NY, 2.73%, 7/11/08                4,905
    4,905   Bank of Scotland NY, 2.72%, 8/15/08                4,905
    3,528   Bank of Scotland NY, 2.89%, 11/4/08                3,528
    4,902   Bank of Scotland NY, 3.03%, 9/26/08                4,902
   17,659   Barclay's Bank, 3.18% 5/27/09                     17,659
   14,716   Bank Bovespa NY, 2.705%, 8/8/08                   14,716
    9,810   BNP Paribas NY, 2.88%, 7/23/08                     9,810
    5,886   Calyon NY, 2.85%, 8/25/08                          5,886
    8,241   Calyon NY, 2.64%, 9/29/08                          8,241
    3,112   Calyon NY, 2.69%, 01/16/09                         3,112

   The accompanying notes are an integral part of these financial statements.  7

PIONEER VARIABLE CONTRACTS TRUST
                                Pioneer Oak Ridge Large Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

   Principal
Amount                                                          Value
            Securities Lending Collateral - (continued)
$   8,143   Commonwealth Bank of Australia NY,
            2.63%, 7/11/08                               $     8,143
    8,241   Deutsche Bank Financial, 2.72%, 7/30/08            8,241
    3,925   Deutsche Bank Financial, 2.72%, 8/4/08             3,925
    8,045   Dexia Bank NY, 2.69%, 8/7/08                       8,045
    1,962   Dexia Bank NY, 2.65%, 08/12/08                     1,962
    7,269   Dexia Bank NY, 3.37%, 09/29/08                     7,269
   17,659   DNB NOR Bank ASA NY, 2.90%, 6/8/09                17,659
      843   Fortis, 3.11%, 09/30/08                              843
   17,973   Intesa SanPaolo S.p.A., 2.72%, 5/22/09            17,973
    8,555   Lloyds Bank, 2.61%, 7/11/08                        8,555
    4,905   Lloyds Bank, 2.61%, 8/18/08                        4,905
    6,671   Natixis, 2.83%, 8/4/08                             6,671
    9,810   NORDEA NY, 2.81%, 8/29/08                          9,810
    1,134   NORDEA NY, 2.72%, 4/9/09                           1,134
      940   NORDEA NY, 2.73%, 12/01/08                           940
    1,569   Rabobank Nederland NY, 2.37%, 8/29/08              1,569
    4,905   Royal Bank of Canada NY, 2.57%,
            7/15/08                                            4,905
    9,811   Royal Bank of Canada NY, 2.6%, 9/5/08              9,811
    5,886   Bank of Scotland NY, 2.7%, 8/1/08                  5,886
    5,890   Bank of Scotland NY, 2.96%, 11/3/08                5,890
    3,787   Skandinavian Enskilda Bank NY,
            2.70%, 7/17/08                                     3,787
    1,137   Skandinavian Enskilda Bank NY,
            3.18%, 09/22/08                                    1,137
    1,957   Skandinavian Enskilda Bank NY,
            3.06% 02/13/09                                     1,957
    3,924   Svenska Bank NY, 2.70%, 7/17/08                    3,924
    8,143   Svenska Bank NY, 2.55%, 7/11/08                    8,143
   12,361   Toronto Dominion Bank NY, 2.77%, 9/5/08           12,361
    5,886   Toronto Dominion Bank NY,
            2.75%, 11/5/08                                     5,886
    1,958   Wachovia, 3.62%,10/28/08                           1,958
                                                         -----------
                                                         $   306,841
                                                         -----------
            Commercial Paper:
$   3,015   Bank of America, 2.70%, 8/26/08            $       3,015
    3,913   Bank of America, 2.60%, 8/11/08                    3,913
    2,941   CBA, 2.70%, 7/11/08                                2,941
    7,821   CBA, 2.88%, 8/18/08                                7,821
    1,961   Deutsche Bank Financial, 2.72%, 7/9/08             1,961
    1,959   HSBC, 2.89% 7/21/08                                1,959
    9,747   HSBC, 2.88%, 9/29/08                               9,747
    7,824   ING Funding, 2.70%, 8/13/08                        7,824
    2,941   Natixis, 2.87%, 7/10/08                            2,941
    2,938   Natixis, 2.87%, 7/21/08                            2,938
    2,418   PARFIN, 3.18%, 8/1/08                              2,418
    3,888   Royal Bank of Scotland, 2.66%, 10/21/08            3,888
    1,962   Societe Generale, 2.98%, 7/2/08                    1,962
    4,894   Societe Generale, 2.93%, 7/30/08                   4,894
$   3,913   Societe Generale, 3.18%, 8/5/08              $     3,913
    7,819   Societe Generale, 3.18%, 8/22/08                   7,819
    3,913   SVSS NY, 3.18%, 8/11/08                            3,913
    1,867   Bank Bovespa NY, 2.79%, 3/12/09                    1,867
    8,827   General Electric Capital Corp.,
            2.77%, 1/5/09                                      8,827
    9,807   General Electric Capital Corp.,
            2.82%, 3/16/09                                     9,807
    3,628   IBM, 3.18%, 2/13/09                                3,628
    9,810   IBM, 3.18%, 6/26/09                                9,810
   17,659   Met Life Global Funding, 3.16%, 6/12/09           17,659
   16,678   WestPac, 3.18%, 6/1/09                            16,678
                                                         -----------
                                                         $   142,142
                                                         -----------
            Mutual Funds:
$  11,773   BlackRock Liquidity Money Market
            Fund, 3.18%                                  $    11,773
   15,310   Dreyfus Preferred Money Market
            Fund, 3.18%                                       15,310
                                                         -----------
                                                         $    27,083
                                                         -----------
            Tri-party Repurchase Agreements:
$  41,729   Deutsche Bank, 2.5% 7/1/08                   $    41,729
  117,726   Lehman Brothers, 2.65% 7/1/08                    117,726
                                                         -----------
                                                         $   159,455
                                                         -----------
            Other:
$   4,879   ABS CFAT 2008-A A1, 3.005%, 4/27/09          $     4,879
                                                         -----------
            Total Securities Lending Collateral          $   640,400
                                                         -----------
            TOTAL TEMPORARY CASH INVESTMENTS
            (Cost $1,485,400)                            $ 1,485,400
                                                         -----------
            TOTAL INVESTMENT IN SECURITIES - 99.6%
            (Cost $20,402,113) (a)                       $21,708,042
                                                         -----------
            OTHER ASSETS AND
            LIABILITIES - 3.3%                           $   (77,243)
                                                         -----------
            TOTAL NET ASSETS - 100.0%                    $21,785,285
                                                         ===========

*        Non-income producing security.
(A.D.R.) American Depositary Receipt.
(a) At June 30, 2008, the net unrealized gain on investments based on cost for federal income tax purposes of $20,402,112 was as follows:

         Aggregate gross unrealized gain for all investments in
           which there is an excess of value over tax cost           $ 2,789,306
         Aggregate gross unrealized loss for all investments in
           which there is an excess of tax cost over value            (1,483,376)
                                                                     -----------
         Net unrealized gain                                         $ 1,305,930
                                                                     ===========

(b)      At June 30, 2008, the following securities were out on loan:

  Shares      Security                                         Value
    5,400     Abercrombie & Fitch Co.                        346,140
    3,000     Best Buy Co., Inc.                             120,150
    7,000     Hologic Inc.                                   154,140
                                                           ---------
              Total                                        $ 620,430
                                                           =========

(c)      Securities lending collateral managed by Credit Suisse.

8  The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST
                                Pioneer Oak Ridge Large Cap Growth VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2008 aggregated $2,575,836 and $5,253,726, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 -   quoted prices in active markets for identical securities

Level 2 -   other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -   significant unobservable inputs (including the Fund's own
            assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund's assets:

                                                   Investments       Other Financial
Valuation Inputs                                  in Securities        Instruments*
-------------------------------------------------------------------------------------
Level 1 - Quoted Prices                           $20,222,642                     -
Level 2 - Other Significant Observable Inputs       1,485,400                     -
Level 3 - Significant Unobservable Inputs                   -                     -
                                                  -----------       ----------------
Total                                             $21,708,042                     -
                                                  -----------       ----------------

  The accompanying notes are an integral part of these financial statements.   9

PIONEER VARIABLE CONTRACTS TRUST

                                Pioneer Oak Ridge Large Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     Six Months
                                                       Ended                                                         3/15/04 (a)
                                                      6/30/08       Year Ended      Year Ended      Year Ended          to
Class II                                            (unaudited)      12/31/07        12/31/06        12/31/05        12/31/04
Net asset value, beginning of period                 $  13.04        $  12.13        $  11.98        $  11.09        $  10.00
                                                     --------        --------        --------        --------        --------
Increase (decrease) from investment operations:
 Net investment income (loss)                        $  (0.04)       $   0.04        $   0.02        $  (0.01)       $   0.03
 Net realized and unrealized gain on investments        (1.66)           0.94            0.30            0.92            1.06
                                                     --------        --------        --------        --------        --------
  Net increase from investment operations            $  (1.70)       $   0.98        $   0.32        $   0.91        $   1.09
Distributions to shareowners:
 Net investment income                                  (0.04)          (0.02)          (0.00)(c)       (0.02)             --
 Net realized gain                                      (0.53)          (0.05)          (0.17)             --              --
                                                     --------        --------        --------        --------        --------
 Net increase (decrease) in net asset value          $  (2.27)       $   0.91        $   0.15        $   0.89        $   1.09
                                                     --------        --------        --------        --------        --------
Net asset value, end of period                       $  10.77        $  13.04        $  12.13        $  11.98        $  11.09
                                                     ========        ========        ========        ========        ========
Total return*                                          (13.19)%          8.12%           2.79%           8.18%          10.90%(b)
Ratio of net expenses to average net assets              0.95%**         0.95%           0.95%           0.95%           0.95%**
Ratio of net investment income to average
 net assets                                              0.07%**         0.29%           0.21%           0.08%           0.79%**
Portfolio turnover rate                                    --              --              52%            131%             21%
Net assets, end of period (in thousands)             $ 21,785        $ 27,428        $ 27,683        $ 25,908        $  4,397
Ratios with no waiver of fees and assumption
 of expenses by PIM:
 Net expenses                                            1.36%**         1.29%           1.37%           1.93%           6.22%**
 Net investment income (loss)                           (0.34)%**        0.05%          (0.21)%         (0.90)%         (4.48)%**

(a)  The Portfolio commenced operations on March 15, 2004.
(b)  Not annualized.
(c)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

10   The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST

                                Pioneer Oak Ridge Large Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $620,430)
 (cost $20,402,113)                                                               $21,708,042
 Cash                                                                                  46,155
 Receivables --
 Investment securities sold                                                           693,382
 Dividends and interest                                                                11,202
 Due from affiliates                                                                    3,240
 Other                                                                                    172
                                                                                  -----------
  Total assets                                                                    $22,462,193
                                                                                  -----------
LIABILITIES:
 Payables --
 Fund shares repurchased                                                          $     2,404
 Upon return of securities loaned                                                     640,400
 Accrued expenses                                                                      34,104
                                                                                  -----------
  Total liabilities                                                               $   676,908
                                                                                  -----------
NET ASSETS:
 Paid-in capital                                                                  $21,126,843
 Undistributed net investment income                                                    8,019
 Accumulated net realized loss on investments                                        (655,506)
 Net unrealized gain on investments                                                 1,305,929
                                                                                  -----------
  Total net assets                                                                $21,785,285
                                                                                  ===========
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
 Class II (based on $21,785,285/2,023,125 shares)                                 $     10.77
                                                                                  ===========

The accompanying notes are an integral part of these financial statements.   11

PIONEER VARIABLE CONTRACTS TRUST
                                Pioneer Oak Ridge Large Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $2,723)                                $110,986
 Interest                                                                              8,399
 Income from securities loaned, net                                                    1,626
                                                                                    --------
  Total investment income                                                                          $    121,011
                                                                                                   ------------
EXPENSES:
 Management fees                                                                    $ 89,217
 Transfer agent fees and expenses                                                        748
 Distribution fees                                                                    29,739
 Administrative fees                                                                   2,677
 Custodian fees                                                                       11,831
 Professional fees                                                                    18,552
 Printing expense                                                                      3,218
 Fees and expenses of nonaffiliated trustees                                           2,644
 Miscellaneous                                                                         2,705
                                                                                    --------
  Total expenses                                                                                   $    161,331
  Less fees waived and expenses assumed by Pioneer Investment Management, Inc.                          (48,498)
                                                                                                   ------------
  Net expenses                                                                                     $    112,833
                                                                                                   ------------
   Net investment income                                                                           $      8,178
                                                                                                   ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments                                                                  $   (197,955)
                                                                                                   ------------
 Change in net unrealized gain on investments                                                      $ (3,343,785)
                                                                                                   ------------
 Net loss on investments                                                                           $ (3,541,740)
                                                                                                   ------------
 Net decrease in net assets resulting from operations                                              $ (3,533,562)
                                                                                                   ============

12  The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST
                                Pioneer Oak Ridge Large Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08 and the Year Ended 12/31/07


                                                                           Six Months
                                                                             Ended
                                                                            6/30/08          Year Ended
                                                                          (unaudited)         12/31/07
FROM OPERATIONS:
Net investment income                                                    $      8,178      $     81,906
Net realized gain (loss) on investments                                      (197,955)          634,626
Change in net unrealized gain (loss) on investments                        (3,343,785)        1,507,160
                                                                         ------------      ------------
  Net increase (decrease) in net assets resulting from operations        $ (3,533,562)     $  2,223,692
                                                                         ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class II ($0.04 and $0.02 per share, respectively)                      $    (81,869)     $    (54,770)
Net realized gain:
 Class II ($0.53 and $0.05 per share, respectively)                        (1,025,778)         (111,561)
                                                                         ------------      ------------
  Total distributions to shareowners                                     $ (1,107,647)     $   (166,331)
                                                                         ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         $    825,759      $  3,142,582
Reinvestment of distributions                                               1,107,646           166,332
Cost of shares repurchased                                                 (2,934,446)       (5,621,257)
                                                                         ------------      ------------
  Net decrease in net assets resulting from fund share transactions      $ (1,001,041)     $ (2,312,343)
                                                                         ------------      ------------
  Net decrease in net assets                                             $ (5,642,250)     $   (254,982)
NET ASSETS:
Beginning of period                                                        27,427,535        27,682,517
                                                                         ------------      ------------
End of period                                                            $ 21,785,285      $ 27,427,535
                                                                         ============      ============
Undistributed net investment income                                      $      8,019      $     81,710
                                                                         ============      ============


                                    '08 Shares     '08 Amount
                                    (unaudited)    (unaudited)       '07 Shares     '07 Amount
CLASS II
Shares sold                            69,185      $    825,759        247,445      $  3,142,582
Reinvestment of distributions          98,897         1,107,646         12,934           166,332
Less shares repurchased              (247,675)       (2,934,446)      (439,107)       (5,621,257)
                                     --------      ------------       --------      ------------
  Net increase (decrease)             (79,593)     $ (1,001,041)      (178,728)     $ (2,312,343)
                                     --------      ------------       --------      ------------

The accompanying notes are an integral part of these financial statements.    13

PIONEER VARIABLE CONTRACTS TRUST

                                Pioneer Oak Ridge Large Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies
The Pioneer Oak Ridge Large Cap Growth VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek capital appreciation.

The Portfolio offers one class of shares designated as Class II Shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2008, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Federal Income Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The Portfolio has elected to defer approximately $415,800 of capital losses recognized between November 1, 2007 and December 31, 2007 to its fiscal year ending December 31, 2008.

     The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the fiscal year ended December 31, 2007 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

PIONEER VARIABLE CONTRACTS TRUST
                                Pioneer Oak Ridge Large Cap Growth VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                     2007
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                    $   54,770
Long-term capital gain                                                111,561
                                                                   -----------
 Total distributions                                               $  166,331
Distributable Earnings:
Undistributed ordinary income                                      $  270,629
Undistributed long-term gain                                          836,627
Post-October loss deferral                                           (415,800)
Unrealized appreciation                                             4,608,195
                                                                   -----------
 Total                                                             $ 5,299,651
                                                                   ===========
--------------------------------------------------------------------------------


     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

C.   Portfolio Shares
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $209,232 in commissions on the sale of Trust shares for the six months ended June 30, 2008.

     Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D.   Securities Lending
     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.

E.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Portfolio's average daily net assets up to $1 billion and 0.70% on assets over $1 billion.

Pioneer, and not the Portfolio, pays a portion of the fee it receives from the Portfolio to Oak Ridge Investments, LLC (Oak Ridge) as compensation for Oak Ridge's subadvisory services to the Portfolio.

On January 7, 2005, Pioneer Investment Management USA Inc. ("PIMUSA") acquired a 49% ownership interest in Oak Ridge from the existing shareholders of Oak Ridge. As part of the acquisition, PIMUSA also obtained the right to purchase from the existing shareholders of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition was consummated, and
(ii) the remaining ownership interest twelve years from the date on which the acquisition was consummated. Consequently, the acquisition provides PIMUSA the ability to own 100% of Oak Ridge over time. PIMUSA is the direct parent of PIM.

Through May 1, 2009, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses of the Portfolio to the extent required to reduce Class II expenses to 0.95% of the average daily net assets attributable to Class II shares.

PIONEER VARIABLE CONTRACTS TRUST
                                Pioneer Oak Ridge Large Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $(3,807) in management fees, administrative costs and certain others services payable to PIM at June 30, 2008.

3.   Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $118 in transfer agent fees payable to PIMSS at June 30, 2008.

4.   Distribution Plan
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $448 in distribution fees payable to PFD at June 30, 2008.

5.   New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

ADDITIONAL INFORMATION

Results of Shareholder Meeting

At a special meeting held on May 13, 2008, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Variable Contracts Trust, as noted below) follows:

--------------------------------------------------------------------------------------------------------------
                                               For            Withhold     Abstain   Broker Non-Votes
--------------------------------------------------------------------------------------------------------------
Proposal 1 - To elect Trustees*
  John F. Cogan, Jr.                     164,711,851.194    5,285,114.254    0           0
  Daniel K. Kingsbury                    165,222,946.234    4,774,019.214    0           0
  David R. Bock                          164,963,647.028    5,033,318.420    0           0
  Mary K. Bush                           164,650,732.216    5,346,233.232    0           0
  Benjamin M. Friedman                   165,102,105.803    4,894,859.645    0           0
  Margaret B.W. Graham                   165,219,940.012    4,777,025.436    0           0
  Thomas J. Perna                        165,231,179.140    4,765,786.308    0           0
  Marguerite A. Piret                    165,180,443.253    4,816,522.195    0           0
  John Winthrop                          164,783,515.329    5,213,450.119    0           0
--------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                   For                Against            Abstain       Broker Non-Votes
-----------------------------------------------------------------------------------------------------------------------
Proposal 2 - To approve an amendment to the
Declaration of Trust*                         156,965,554.071      7,761,986.720      5,269,424.657      0
-----------------------------------------------------------------------------------------------------------------------

PIONEER VARIABLE CONTRACTS TRUST
                                Pioneer Oak Ridge Large Cap Growth VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                   For                Against            Abstain       Broker Non-Votes
-----------------------------------------------------------------------------------------------------------------------
Proposal 3A - To approve changes to the
Portfolio's fundamental investment policy
relating to borrowing money                   1,827,736.636        40,669.399         163,244.248        0
Proposal 3B - To approve changes to the
Portfolio's fundamental investment policy
relating to underwriting                      1,827,736.636        40,669.399         163,244.248        0
Proposal 3C - To approve changes to the
Portfolio's fundamental investment policy
relating to lending                           1,820,272.556        48,133.480         163,244.248        0
Proposal 3D - To approve changes to the
Portfolio's fundamental investment policy
relating to issuing senior securities         1,828,103.038        35,795.594         167,751.653        0
Proposal 3E - To approve changes to the
Portfolio's fundamental investment policy
relating to real estate                       1,810,132.094        53,766.537         167,751.653        0
Proposal 3F - To approve changes to the
Portfolio's fundamental investment policy
relating to commodities                       1,823,229.232        40,669.399         167,751.653        0
Proposal 3G - To approve changes to the
Portfolio's fundamental investment policy
relating to concentration                     1,823,229.232        40,669.399         167,751.653        0
Proposal 3H - To approve changes to the
Portfolio's fundamental investment policy
relating to diversification                   1,823,229.232        40,669.399         167,751.653        0
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                   For                Against            Abstain       Broker Non-Votes
-----------------------------------------------------------------------------------------------------------------------
Proposal 4 - To approve an Amended and
Restated Management Agreement with PIM        1,816,759.287        79,637.745         135,253.253        0
-----------------------------------------------------------------------------------------------------------------------

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Variable Contracts Trust. Results reported above reflect the combined votes of all series of the Trust.

PIONEER VARIABLE CONTRACTS TRUST
                                Pioneer Oak Ridge Large Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.


Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.


Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one year period ended June 30, 2007 and in the fourth quintile of its Morningstar category for the three year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) After discussing the reasons for the Fund's underperformance with PIM, the Trustees agreed that they would monitor the performance of the Fund especially closely.

PIONEER VARIABLE CONTRACTS TRUST
                                Pioneer Oak Ridge Large Cap Growth VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the fourth quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The independent Trustees reviewed a memorandum provided to them by their independent legal counsel regarding the possible rationales for the level of the management fee for the Fund and noted in particular that the management fee was the product of negotiations with third party insurance companies. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the first quintile relative to its Strategic Insight peer group.

The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Fund. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Fund and considered that, under the amended and restated investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients, including oversight of the Fund's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM, and the contractual expense limitation agreed to by PIM with respect to the Fund.


Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.


Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Fund.


Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the

PIONEER VARIABLE CONTRACTS TRUST
                                Pioneer Oak Ridge Large Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.


Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.

Pioneer Variable Contracts Trust

Officers                                                                      Trustees
John F. Cogan, Jr., President                                                 John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President                                 David R. Bock
Mark E. Bradley, Treasurer                                                    Mary K. Bush
Dorothy E. Bourassa, Secretary                                                Benjamin M. Friedman
                                                                              Margaret B.W. Graham
                                                                              Daniel K. Kingsbury
                                                                              Thomas J. Perna
                                                                              Marguerite A. Piret
                                                                              John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   19634-02-0808


                                                            [LOGO]PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST
               Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares



                                                               SEMIANNUAL REPORT
                                                                   June 30, 2008

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------


Pioneer Real Estate Shares VCT Portfolio
  Portfolio and Performance Update                2
  Comparing Ongoing Portfolio Expenses            3
  Portfolio Management Discussion                 4
  Schedule of Investments                         6
  Financial Statements                           10
  Notes to Financial Statements                  15
  Approval of Investment Advisory Agreement      19
  Trustees, Officers and Service Providers       22

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.


The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/08
--------------------------------------------------------------------------------


Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                   79.5%
Temporary Cash Investments                           20.5%

Sector Distribution Portfolio
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Office                                               16.7%
Regional Mall                                        16.4%
Apartment                                            14.8%
Industrial                                           12.8%
Shopping Center                                      12.5%
Health Care                                           6.5%
Self Storage                                          6.4%
Diversified                                           6.3%
Hotel                                                 5.7%
Cash Equivalents                                      1.2%
Triple-Net Lease                                      0.7%

Five Largest Holdings
(As a percentage of equity holdings)*

  1.  Simon Property Group         9.26%
  2.  Boston Properties, Inc.      6.00
  3.  Equity Residential
        Property Trust             5.94
  4.  Public Storage, Inc.         5.33
  5.  Vornado Realty Trust         5.05

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/08

Prices and Distributions

Net Asset Value per Share                   6/30/08           12/31/07
  Class I                                   $16.84            $23.49
  Class II                                  $16.79            $23.45

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 6/30/08)          Income         Capital Gains     Capital Gains
  Class I                   $0.4300        $  -              $5.9234
  Class II                  $0.4100        $  -              $5.9234

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Real Estate Shares VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) US REIT Index and the Dow Jones Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

          Pioneer Real    Pioneer Real                      Dow Jones
          Estate Shares   Estate Shares                     Wilshire
          VCT Portfolio,  VCT Portfolio,    MSCI US         Real Estate
          Class I         Class II          REIT Index      Securities Index

6/98         10000            10000            10000            10000
              9045             9068             9159             9312
6/00          9442             9489             9468             9726
             11243            11347            11697            12112
6/02         12842            12992            13575            13786
             13110            13298            14110            14198
6/04         16858            17141            17825            18359
             22707            23150            23695            24661
6/06         28028            28643            28350            30055
             30835            31585            31767            33579
6/08         26253            26966            27274            28402

The MSCI US REIT Index is a widely-used index comprising a broad representation of the most actively traded real estate trusts and is designed to be a measure of real estate equity performance.The Dow Jones Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of real estate investment trusts (equity and hybrid) and real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2008)
--------------------------------------------------------------------------------

                                                     Class I           Class II*
10 Years                                              10.43%            10.13%
5 Years                                               15.19%            14.90%
1 Year                                               -14.62%           -14.86%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

* Class II shares commenced operations on August 1, 2000. The performance of Class II shares for the period prior to commencement of operations of Class II shares on August 1, 2000 is based on the performance of the Portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on actual returns from January 1, 2008 through June 30, 2008.

Share Class                                         I               II
-------------------------------------------------------------------------------
Beginning Account Value on 1/1/08              $ 1,000.00       $ 1,000.00
Ending Account Value on 6/30/08                $   974.10       $   972.70
Expenses Paid During Period*                   $     4.86       $     6.08

* Expenses are equal to the Portfolio's annualized expense ratio of 0.99% and 1.24% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on a hypothetical 5% return per year return before expenses, reflecting the period from January 1, 2008 through June 30, 2008.

Share Class                                         I               II
-------------------------------------------------------------------------------
Beginning Account Value on 1/1/08              $ 1,000.00       $ 1,000.00
Ending Account Value on 6/30/08                $ 1,019.94       $ 1,018.70
Expenses Paid During Period*                   $     4.97       $     6.22

* Expenses are equal to the Portfolio's annualized expense ratio of 0.99% and 1.24% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/08
--------------------------------------------------------------------------------

The first half of 2008 was a difficult period for real estate investment trusts (REITs) - and U.S. equities in general - as the slumping economy, soaring oil costs, falling home prices and difficulties in the credit markets weighed heavily on investors' minds. Nevertheless, in spite of great volatility, REITs outperformed the broader stock market - supported in large measure by increased demand for the sector's defensive characteristics. In the following interview, Matthew Troxell of AEW Capital Management, L.P. shares his insights and outlook for the months ahead.

Q.  How did the Portfolio perform for the first half of its fiscal year?

A. For six months ended June 30, 2008, Pioneer Real Estate Shares VCT Portfolio's Class I and Class II shares posted total returns of -2.59% and -2.73%, respectively, at net asset value. The performance was ahead of the Portfolio's benchmark, the MSCI U.S. REIT Index, which returned -3.45%, and the average return of -6.27% for the 63 funds in the its Lipper category of real estate funds. Both stock selection and sector allocation had a modestly positive impact on relative performance during the period. Stock selection in the industrial, hotel and healthcare sectors contributed to performance. Positive results in those sectors were partially offset by negative results in the apartment, triple net lease and shopping center sectors. Positive sector allocation results were primarily attributable to an overweighting in the better performing storage sector and an underweighting in the lagging triple net-lease sector.

Q. Could you highlight some of the holdings that contributed positively to performance?

A. Certainly. Public Storage benefited from a strong first quarter 2008 earnings report that exceeded expectations. Liberty Property Trust, a defensive play, owns industrial and office properties primarily in the eastern United States. This REIT was among the weakest performers in the industrial sector last year, and so some strengthening in its pricing during the first half of 2008 was not surprising. The performance of Simon Property Group, the largest REIT in North America, primarily reflected the defensive characteristics of the company's solid balance sheet.

Q.  Which holdings proved most disappointing?

A. Shares of iStar Financial lost significant ground primarily as a result of the negative impact of the company's acquisition of a portfolio of commercial loans with some distressed assets in July 2007. Host Hotels & Resorts lagged due to the slowing economy and the impact of rising fuel costs on travel. Federal Realty Investment Trust suffered from the economy's weaker growth and its negative impact on many retailers. We continue to believe the companies represent solid values relative to their peers and have maintained the Portfolio's overweight positions in all three stocks.

Q.  How are the property sectors holding up given the slower growth?

A. Underlying fundamentals have begun to react to the ongoing economic slowdown, particularly in those markets most affected by the housing market downturn. In the retail sector, property vacancies have crept up for several consecutive quarters, but we believe that the sector should be fairly well positioned when consumer demand recovers, since supply growth has been moderate. Office property vacancies have begun to climb in central business districts and to an even greater degree in suburban locations. Lack of demand is the primary concern, as supply remains in check. Within the industrial

A Word About Risk:

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    sector, fundamentals have probably topped out for this cycle as space availability has increased over the first half of 2008. In the hotel sector, revenues per available room remained flat. We expect hotel occupancies to remain under some pressure as both leisure and business travelers become more cautious in a slowing economy.

    Conditions in the apartment sector have been impacted, both negatively and positively, by troubles in the single-family housing sector. Rising foreclosures and stricter underwriting standards are forcing some home buyers and would-be buyers to become renters, while rentals of investor-owned homes and condominiums are providing housing alternatives to would-be-renters. We believe that these conditions are likely to persist until a clear bottom is reached in single-family fundamentals.

Q.  What is your overall outlook?

A. We believe the housing sector, credit markets and oil prices will shape the degree to which the economy strengthens or weakens during the remainder of the year. The lack of a clear direction could make for additional bouts of volatility during the remainder of the year. Our investment process continues to focus on securities selection within each property sector, with the goal of identifying real estate stocks that we believe represent the greatest value in terms of upside potential. We expect to make incremental changes to our portfolios as values and catalysts continue to change.

























Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

   Shares                                                    Value
            COMMON STOCKS - 88.9%
            Consumer Services - 1.7%
            Hotels, Resorts & Cruise Lines - 1.7%
   30,900   Starwood Hotels & Resorts
            Worldwide, Inc.                            $ 1,238,163
                                                       -----------
            Total Consumer Services                    $ 1,238,163
                                                       -----------
            Real Estate - 87.2%
            Diversified Real Estate Investment Trusts - 8.3%
   64,000   Liberty Property Trust                     $ 2,121,600
   12,000   PS Business Parks, Inc.*                       619,200
   36,500   Vornado Realty Trust (b)                     3,212,000
                                                       -----------
                                                       $ 5,952,800
                                                       -----------
            Industrial Real Estate Investment Trusts - 8.7%
   33,000   AMB Property Corp. (b)                     $ 1,662,540
  155,000   DCT Industrial Trust, Inc. (b)               1,283,400
   36,300   Dupont Fabros Technology, Inc.                 676,632
   33,700   First Potomac Realty Trust                     513,588
   38,000   ProLogis Trust                               2,065,300
                                                       -----------
                                                       $ 6,201,460
                                                       -----------
            Mortgage Real Estate Investment
            Trusts - 0.6%
   32,000   iStar Financial, Inc. (b)                  $   422,720
                                                       -----------
            Office Real Estate Investment Trusts - 12.4%
   35,300   BioMed Property Trust, Inc.                $   865,909
   42,300   Boston Properties, Inc.                      3,816,306
   49,000   Brandywine Realty Trust                        772,240
   31,500   Corporate Office Properties (b)              1,081,395
   14,000   Digital Realty Trust, Inc. (b)                 572,740
   82,400   HRPT Properties Trust                          557,848
   26,100   Kilroy Realty Corp.                          1,227,483
                                                       -----------
                                                       $ 8,893,921
                                                       -----------
            Real Estate Management
            & Development - 2.9%
  115,000   Brookfield Properties Corp.                $ 2,045,850
                                                       -----------
            Residential Real Estate Investment
            Trusts - 13.3%
   38,736   Apartment Investment &
            Management Co. (b)                         $ 1,319,348
   25,000   AvalonBay Communities, Inc.*                 2,229,000
   37,900   Camden Property Trust*                       1,677,454
   98,700   Equity Residential Property Trust            3,777,249
   23,000   United Dominion Realty Trust                   514,740
                                                       -----------
                                                       $ 9,517,791
                                                       -----------

   Shares                                                    Value
            Retail Real Estate Investment
            Trusts - 26.0%
   61,000   Developers Diversified Realty Corp. (b)    $ 2,117,310
   27,900   Federal Realty Investment Trust (b)          1,925,100
   38,400   General Growth Properties, Inc.              1,345,152
   36,700   Kimco Realty Corp. (b)                       1,266,884
   46,300   Kite Realty Group Trust                        578,750
   36,700   Regency Centers Corp. (b)                    2,169,704
   65,500   Simon Property Group (b)                     5,887,795
   23,800   Taubman Centers, Inc.                        1,157,870
   34,700   The Macerich Co. (b)                         2,155,911
                                                       -----------
                                                       $18,604,476
                                                       -----------
            Specialized Real Estate Investment
            Trusts - 15.0%
   72,800   Ashford Hospitality Trust (b)              $   336,336
   48,000   Extra Space Storage, Inc. (b)                  737,280
   30,000   HCP, Inc.                                      954,300
    6,200   Hospitality Properties Trust (b)               151,652
  141,500   Host Hotels & Resorts, Inc. (b)              1,931,475
   66,000   Nationwide Health Properties, Inc. (b)       2,078,340
   69,000   Omega Healthcare Investors, Inc.             1,148,850
   42,000   Public Storage, Inc. (b)                     3,393,180
                                                       -----------
                                                       $10,731,413
                                                       -----------
            Total Real Estate                          $62,370,431
                                                       -----------
            TOTAL COMMON STOCKS
            (Cost $47,071,769)                         $63,608,594
                                                       -----------


6  The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal
Amount ($)                                                           Value
                     TEMPORARY CASH INVESTMENTS - 22.9%
                     Repurchase Agreements - 0.5%
    70,000           Bank of America, 2.2%, dated 6/30/08,
                     repurchase price of $70,000 plus accrued
                     interest on 7/1/08 collateralized by
                     $189,079 Federal National Mortgage
                     Association, 5.5%, 6/1/33                  $   70,000
    70,000           Barclays Plc, 2.27%, dated 6/30/08,
                     repurchase price of $70,000 plus accrued
                     interest on 7/1/08 collateralized by
                     the following:
                     $42,556 Federal Home Loan Mortgage
                     Corp., 4.171 - 6.27%,
                     12/1/34 - 10/1/37
                     $43,729 Federal National Mortgage
                     Association, 4.024 - 6.082%,
                     8/1/36 - 2/1/48                                70,000
    70,000           Deutsche Bank, 2.3%, dated 6/30/08,
                     repurchase price of $70,000 plus accrued
                     interest on 7/1/08 collateralized by
                     the following:
                     $17,248 Federal National Mortgage
                     Association (ARM), 4.708 - 5.887%,
                     12/1/13 - 3/1/37
                     $13,079 Federal Home Loan Mortgage
                     Corp., 4.703 - 4.704%,
                     12/1/35 - 3/1/35
                     $53,766 Freddie Mac Giant,
                     4.5 - 7.0%, 10/1/34 - 5/1/38
                     $28,873 U.S Treasury Strip,
                     0.0%, 8/15/22                                  70,000
    70,000           JP Morgan, 2.26%, dated 6/30/08,
                     repurchase price of $70,000 plus accrued
                     interest on 7/1/08 collateralized by
                     $77,836 Federal National Mortgage
                     Association, 4.5 - 6.5%,
                     3/1/23 - 5/1/38                                70,000
    70,000           Merrill Lynch, 2.5%, dated 6/30/08,
                     repurchase price of $70,000 plus accrued
                     interest on 7/1/08 collateralized by
                     $87,387 Federal Home Loan Mortgage
                     Corp., 5.065 - 6.025%,
                     9/1/36 - 4/1/38                                70,000
                                                                ----------
                                                                $  350,000
                                                                ----------
                     Securities Lending Collateral - 22.4% (c)
                     Certificates of Deposit:
  328,107            American Express, 2.72%, 8/8/08            $  328,107
  245,589            Bank of America, 2.88%, 8/11/08               245,589
  245,589            Citibank, 2.85%, 7/29/08                      245,589
   88,435            Banco Santander NY, 2.8%, 10/7/08              88,435

 Principal
Amount ($)                                                           Value
                     Securities Lending Collateral - (continued)
  245,836            Banco Santander NY, 3.09%, 12/22/08        $  245,836
  245,506            Bank of Nova Scotia, 3.18%, 5/5/09            245,506
  122,794            Bank of Scotland NY, 2.73%, 7/11/08           122,794
  122,794            Bank of Scotland NY, 2.72%, 8/15/08           122,794
   88,313            Bank of Scotland NY, 2.89%, 11/4/08            88,313
  122,713            Bank of Scotland NY, 3.03%, 9/26/08           122,713
  442,060            Barclay's Bank, 3.18%, 5/27/09                442,060
  368,387            Bank Bovespa NY, 2.705%, 8/8/08               368,387
  245,589            BNP Paribas NY, 2.88%, 7/23/08                245,589
  147,356            Calyon NY, 2.85%, 8/25/08                     147,356
  206,295            Calyon NY, 2.64%, 9/29/08                     206,295
   77,893            Calyon NY, 2.69%, 1/16/09                      77,893
  203,839            Commonwealth Bank of Australia NY,
                     2.63%, 7/11/08                                203,839
  206,295            Deutsche Bank Financial,
                     2.72%, 7/30/08                                206,295
   98,245            Deutsche Bank Financial, 2.72%, 8/4/08         98,245
  201,384            Dexia Bank NY, 2.69%, 8/7/08                  201,384
   49,115            Dexia Bank NY, 2.65%, 8/12/08                  49,115
  181,976            Dexia Bank NY, 3.37%, 9/29/08                 181,976
  442,060            DNB NOR Bank ASA NY, 2.9%, 6/8/09             442,060
   21,096            Fortis, 3.11%, 9/30/08                         21,096
  449,919            Intesa SanPaolo S.p.A., 2.72%, 5/22/09        449,919
  214,153            Lloyds Bank, 2.61%, 7/11/08                   214,153
  122,794            Lloyds Bank, 2.61%, 8/18/08                   122,794
  167,001            Natixis, 2.83%, 8/4/08                        167,001
  245,589            NORDEA NY, 2.81%, 8/29/08                     245,589
   28,377            NORDEA NY, 2.72%, 4/9/09                       28,377
   23,536            NORDEA NY, 2.73%, 12/1/08                      23,536
   39,286            Rabobank Nederland NY,
                     2.37%, 8/29/08                                 39,286
  122,794            Royal Bank of Canada NY,
                     2.57%, 7/15/08                                122,794
  245,593            Royal Bank of Canada NY, 2.6%, 9/5/08         245,593
  147,353            Bank of Scotland NY, 2.7%, 8/1/08             147,353
  147,457            Bank of Scotland NY, 2.96%, 11/3/08           147,457
   94,798            Skandinavian Enskilda Bank NY,
                     2.7%, 7/17/08                                  94,798
   28,467            Skandinavian Enskilda Bank NY,
                     3.18%, 9/22/08                                 28,467
   48,998            Skandinavian Enskilda Bank NY,
                     3.06%, 2/13/09                                 48,998
   98,236            Svenska Bank NY, 2.7%, 7/17/08                 98,236
  203,839            Svenska Bank NY, 2.55%, 7/11/08               203,839
  309,442            Toronto Dominion Bank NY,
                     2.77%, 9/5/08                                 309,442
  147,353            Toronto Dominion Bank NY,
                     2.75%, 11/5/08                             $  147,353
   49,011            Wachovia, 3.62%,10/28/08                       49,011
                                                                ----------
                                                                $7,681,261
                                                                ----------

 The accompanying notes are an integral part of these financial statements.  7

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

 Principal
Amount ($)                                                           Value
                     Securities Lending Collateral - (continued)
                     Commercial Paper:
            75,483   Bank of America, 2.7%, 8/26/08            $    75,483
            97,947   Bank of America, 2.6%, 8/11/08                 97,947
            73,622   CBA, 2.7%, 7/11/08                             73,622
          195,787    CBA, 2.88%, 8/18/08                           195,787
           49,090    Deutsche Bank Financial, 2.72%, 7/9/08         49,090
           49,040    HSBC, 2.89%, 7/21/08                           49,040
          243,999    HSBC, 2.88%, 9/29/08                          243,999
          195,862    ING Funding, 2.7%, 8/13/08                    195,862
           73,624    Natixis, 2.87%, 7/10/08                        73,624
           73,553    Natixis, 2.87%, 7/21/08                        73,553
           60,525    PARFIN, 3.18%, 8/1/08                          60,525
           97,331    Royal Bank of Scotland,
                     2.66%, 10/21/08                                97,331
           49,114    Societe Generale, 2.98%, 7/2/08                49,114
          122,507    Societe Generale, 2.93%, 7/30/08              122,507
           97,958    Societe Generale, 3.18%, 8/5/08                97,958
          195,728    Societe Generale, 3.18%, 8/22/08              195,728
           97,946    SVSS NY, 3.18%, 8/11/08                        97,946
           46,725    Bank Bovespa NY, 2.79%, 3/12/09                46,725
          220,980    General Electric Capital Corp.,
                     2.77%, 1/5/09                                 220,980
          245,498    General Electric Capital Corp.,
                     2.82%, 3/16/09                                245,498
           90,820    IBM, 3.18%, 2/13/09                            90,820
          245,589    IBM, 3.18%, 6/26/09                           245,589
          442,060    Met Life Global Funding, 3.16%, 6/12/09       442,060
          417,501    WestPac, 3.18%, 6/1/09                        417,501
                                                               -----------
                                                               $ 3,558,288
                                                               -----------
                     Mutual Funds:
          294,707    BlackRock Liquidity Money Market
                     Fund, 3.18%                               $   294,707
          383,266    Dreyfus Preferred Money Market
                     Fund, 3.18%                                   383,266
                                                               -----------
                                                               $   677,973
                                                               -----------
                     Tri-party Repurchase Agreements:
      1,044,622      Deutsche Bank, 2.5%, 7/1/08               $ 1,044,622
      2,947,067      Lehman Brothers, 2.65%, 7/1/08              2,947,067
                                                               -----------
                                                               $ 3,991,689
                                                               -----------

 Principal
Amount ($)                                                           Value
                     Other:
        122,134      ABS CFAT 2008-A A1,
                     3.005%, 4/27/09                           $   122,134
                                                               -----------
                     Total Securities
                     Lending Collateral                        $16,031,345
                                                               -----------
                     TOTAL TEMPORARY
                     CASH INVESTMENTS
                     (Cost $16,381,345)                        $16,381,345
                                                               -----------
                     TOTAL INVESTMENT
                     IN SECURITIES - 111.8%
                     (Cost $63,453,112) (a)                    $79,989,939
                                                               -----------
                     OTHER ASSETS AND
                     LIABILITIES - (11.8%)                     $(8,430,722)
                                                               -----------
                     TOTAL NET ASSETS - 100.0%                 $71,559,217
                                                               ===========

*    Non-income producing security.
(a) At June 30, 2008, the net unrealized gain on investments based on cost for federal income tax purposes of $63,690,843 was as follows:

     Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                  $ 20,241,814
     Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                    (3,942,718)
                                                                   ------------
     Net unrealized gain                                           $ 16,299,096
                                                                   ============

(b)  At June 30, 2008, the following securities were out on loan:

 Shares      Security                                      Value
 10,000      AMB Property Corp.                      $   502,800
             Apartment Investment &
 10,000      Management Co.                              339,000
  5,600      Ashford Hospitality Trust                    25,984
 15,000      Corporate Office Properties                 514,050
 19,200      DCT Industrial Trust, Inc.                  161,472
 20,000      Developers Diversified Realty Corp.         696,200
 13,600      Digital Realty Trust, Inc.                  552,296
  5,000      Extra Space Storage, Inc.                    76,500
 27,600      Federal Realty Investment Trust           1,912,956
 82,000      Hospitality Properties Trust                563,340
 69,000      Host Hotels & Resorts, Inc.                 952,200
 31,680      iStar Financial, Inc.                       428,313
  9,000      Kimco Realty Corp.                          312,930
 46,900      Nationwide Health Properties, Inc.        1,477,350
 10,000      Public Storage, Inc.                        795,900
 10,900      Regency Centers Corp.                       642,664
 26,200      Simon Property Group                      2,379,484
  2,000      The Macerich Co.                            124,200
 36,000      Vornado Realty Trust                      3,137,760
                                                     -----------
             Total                                   $15,595,399
                                                     ===========

(c)  Securities lending collateral is managed by Credit Suisse.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2008 aggregated $2,211,027 and $8,022,673, respectively.


8  The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.
    Level 1 - quoted prices in active markets for identical securities
    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)
The following is a summary of the inputs used as of June 30, 2008, in valuing the Portfolio's assets:

                                                    Investments      Other Financial
Valuation Inputs                                   in Securities       Instruments
------------------------------------------------------------------------------------
Level 1 - Quoted Prices                             $63,608,594                 -
Level 2 - Other Significant Observable Inputs        16,381,345                 -
Level 3 - Significant Unobservable Inputs                     -                 -
                                                    -----------       -----------
Total                                               $79,989,939                 -
                                                    ===========       ===========


  The accompanying notes are an integral part of these financial statements.  9

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Six Months
                                                  Ended          Year        Year       Year       Year        Year
                                                 6/30/08        Ended        Ended      Ended      Ended      Ended
Class I                                        (unaudited)     12/31/07    12/31/06   12/31/05   12/31/04    12/31/03
Net asset value, beginning of period            $ 23.49        $  33.01     $ 26.13    $ 24.30    $ 18.57     $ 14.47
                                                -------        --------     -------    -------    -------     -------
Increase from investment operations:
 Net investment income                          $  0.43        $   0.55     $  0.45    $  0.43    $  0.52     $  0.74
 Net realized and unrealized gain (loss)
  on investments                                  (0.73)          (6.29)       8.70       3.10       5.99        4.16
                                                -------        --------     -------    -------    -------     -------
  Net increase (decrease) from
    investment operations                       $ (0.30)       $  (5.74)    $  9.15    $  3.53    $  6.51     $  4.90
Distributions to shareowners:
 Net investment income                            (0.43)          (0.47)      (0.39)     (0.39)     (0.45)      (0.64)
 Net realized gain                                (5.92)          (3.31)      (1.88)     (1.31)     (0.33)         --
 Tax return of capital                               --              --          --         --         --       (0.16)
                                                -------        --------     -------    -------    -------     -------
 Net increase (decrease) in net asset value     $ (6.65)       $  (9.52)    $  6.88    $  1.83    $  5.73     $  4.10
                                                -------        --------     -------    -------    -------     -------
 Net asset value, end of period                 $ 16.84        $  23.49     $ 33.01    $ 26.13    $ 24.30     $ 18.57
                                                =======        ========     =======    =======    =======     =======
Total return*                                     (2.59)%        (18.88)%     36.82%     15.13%     35.74%      34.75%
Ratio of net expenses to average net assets        0.99%**         0.91%       0.91%      0.94%      0.98%       1.03%
Ratio of net investment income to average
 net assets                                        3.58%**         1.65%       1.43%      1.65%      2.41%       4.49%
Portfolio turnover rate                               6%**           15%         18%        12%        35%         20%
Net assets, end of period (in thousands)        $17,301        $ 19,636     $34,597    $32,086    $36,447     $31,891

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10  The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Six Months
                                                  Ended          Year        Year       Year       Year        Year
                                                 6/30/08        Ended        Ended      Ended      Ended      Ended
Class II                                       (unaudited)     12/31/07    12/31/06   12/31/05   12/31/04    12/31/03
Net asset value, beginning of period            $ 23.45        $  32.96     $ 26.09    $ 24.26    $ 18.55     $ 14.45
                                                -------        --------     -------    -------    -------     -------
Increase from investment operations:
 Net investment income                          $  0.40        $   0.46     $  0.36    $  0.36    $  0.44     $  0.68
 Net realized and unrealized gain (loss)
  on investments                                   (0.73)         (6.27)      8.70       3.11       6.00        4.18
                                                --------       --------     -------    -------    -------     -------
  Net increase (decrease) from
    investment operations                       $  (0.33)      $  (5.81)    $  9.06    $  3.47    $  6.44     $  4.86
Distributions to shareowners:
 Net investment income                             (0.41)         (0.39)      (0.31)     (0.33)     (0.40)      (0.56)
 Net realized gain                                 (5.92)         (3.31)      (1.88)     (1.31)     (0.33)         --
 Tax Return of Capital                                --             --          --         --         --       (0.20)
                                                --------       --------     -------    -------    -------     -------
 Net increase (decrease) in net asset value     $  (6.66)      $  (9.51)    $  6.87    $  1.83    $  5.71     $  4.10
                                                --------       --------     -------    -------    -------     -------
 Net asset value, end of period                 $  16.79       $  23.45     $ 32.96    $ 26.09    $ 24.26     $ 18.55
                                                ========       ========     =======    =======    =======     =======
Total return*                                      (2.73)%       (19.09)%     36.48%     14.86%     35.39%      34.45%
Ratio of net expenses to average net assets         1.24%**        1.16%       1.16%      1.18%      1.23%       1.28%
Ratio of net investment income to average
 net assets                                         3.33%**        1.44%       1.22%      1.46%      2.20%       4.26%
Portfolio turnover rate                                6%**          15%         18%        12%        35%         20%
Net assets, end of period (in thousands)        $ 54,258       $ 54,005     $85,175    $67,383    $61,799     $39,892

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.  11

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $15,595,399) (cost $63,453,112)     $79,989,939
 Cash                                                                                             130,335
 Receivables --
 Investment securities sold                                                                        20,618
 Fund shares sold                                                                               7,225,044
 Dividends and interest                                                                           321,756
 Other                                                                                                530
                                                                                              -----------
  Total assets                                                                                $87,688,222
                                                                                              -----------
LIABILITIES:
 Payables --
 Investment securities purchased                                                              $    21,282
 Fund shares repurchased                                                                           34,797
 Upon return of securities loaned                                                              16,031,345
 Due to affiliates                                                                                  9,340
 Accrued expenses                                                                                  32,241
                                                                                              -----------
  Total liabilities                                                                           $16,129,005
                                                                                              -----------
NET ASSETS:
 Paid-in capital                                                                              $54,069,095
 Distributions in excess of net investment income                                                  (8,109)
 Accumulated net realized gain on investments                                                     961,404
 Net unrealized gain on investments                                                            16,536,827
                                                                                              -----------
  Total net assets                                                                            $71,559,217
                                                                                              -----------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $17,300,962/1,027,228 shares)                                              $     16.84
                                                                                              -----------
 Class II (based on $54,258,255/3,230,916 shares)                                             $     16.79
                                                                                              -----------


12  The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $4,830)       $1,525,323
 Interest                                                      48,815
 Income from securities loaned, net                            29,832
                                                           ----------
  Total investment income                                                   $  1,603,970
                                                                            ------------
EXPENSES:
 Management fees                                           $  280,807
 Transfer agent fees and expenses
 Class I                                                          740
 Class II                                                         740
 Distribution fees
 Class II                                                      64,222
 Administrative fees                                            7,898
 Custodian fees                                                14,418
 Professional fees                                             25,567
 Printing expense                                               6,514
 Fees and expenses of nonaffiliated trustees                    2,694
 Miscellaneous                                                  7,371
                                                           ----------
  Total expenses                                                            $    410,971
                                                                            ------------
   Net investment income                                                    $  1,192,999
                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain investments                                              $  1,199,295
                                                                            ------------
 Change in net unrealized gain on investments                               $ (4,194,572)
                                                                            ------------
 Net loss on investments                                                    $ (2,995,277)
                                                                            ------------
 Net decrease in net assets resulting from operations                       $ (1,802,278)
                                                                            ============


The accompanying notes are an integral part of these financial statements.  13

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08 and the Year Ended 12/31/07, respectively

                                                                                            Six Months
                                                                                              Ended               Year
                                                                                             6/30/08              Ended
                                                                                           (unaudited)          12/31/07
FROM OPERATIONS:
Net investment income                                                                     $   1,192,999      $   1,552,391
Net realized gain on investments                                                              1,199,295         17,723,011
Change in net unrealized loss on investments                                                 (4,194,572)       (38,266,788)
                                                                                          -------------      -------------
  Net decrease in net assets resulting from operations                                    $  (1,802,278)     $ (18,991,386)
                                                                                          -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.43 and $0.47 per share, respectively)                                       $    (332,488)     $    (423,910)
  Class II ($0.41 and $0.39 per share, respectively)                                           (868,620)          (945,970)
Net realized gain:
  Class I ($5.92 and $3.31 per share, respectively)                                          (4,522,369)        (2,997,064)
  Class II ($5.92 and $3.31 per share, respectively)                                        (12,347,051)        (8,014,140)
                                                                                          -------------      -------------
    Total distributions to shareowners                                                    $ (18,070,528)     $ (12,381,084)
                                                                                          -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                          $  11,212,485      $   9,530,034
Reinvestment of distributions                                                                18,070,526         12,381,084
Cost of shares repurchased                                                                  (11,491,826)       (36,669,805)
                                                                                          -------------      -------------
  Net increase (decrease) in net assets resulting from Portfolio share transactions       $  17,791,185      $ (14,758,687)
                                                                                          -------------      -------------
  Net decrease in net assets                                                              $  (2,081,621)     $ (46,131,157)
NET ASSETS:
Beginning of period                                                                       $  73,640,838      $ 119,771,995
                                                                                          -------------      -------------
End of period                                                                             $  71,559,217      $  73,640,838
                                                                                          =============      =============
Undistributed (distributions in excess of) net investment income                          $      (8,109)     $     336,091
                                                                                          =============      =============

                                    '08 Shares       '08 Amount      '07 Shares       '07 Amount
                                   (unaudited)      (unaudited)
CLASS I
Shares sold                            34,213      $    846,369         32,324      $   1,017,503
Reinvestment of distributions         271,839         4,854,857        123,829          3,420,974
Less shares repurchased              (114,660)       (2,722,398)      (368,242)       (10,959,525)
                                     --------      ------------       --------      -------------
  Net increase (decrease)             191,392      $  2,978,828       (212,089)     $  (6,521,048)
                                     ========      ============       ========      =============
CLASS II
Shares sold                           560,866      $ 10,366,116        271,292      $   8,512,531
Reinvestment of distributions         741,923        13,215,669        325,278          8,960,110
Less shares repurchased              (374,700)       (8,769,428)      (878,052)       (25,710,280)
                                     --------      ------------       --------      -------------
  Net increase (decrease)             928,089      $ 14,812,357       (281,482)     $  (8,237,639)
                                     ========      ============       ========      =============


14  The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Real Estate Shares VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and Class II shareowners have exclusive voting rights with respect to the distribution plans that have been adopted. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

Because the Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2008, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities due to the expiration of statute of limitations; all other tax years are open.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the statement of operations.

   The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the fiscal year ended December 31, 2007 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

--------------------------------------------------------------------------------
                                                                       2007
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                                                  $  1,406,494
 Long-term capital gain                                             10,974,590
                                                                  ------------
  Total distributions                                             $ 12,381,084
                                                                  ============
 Distributable Earnings:
 Undistributed long-term gain                                     $ 16,625,850
 REIT dividend payable                                                 336,091
 Unrealized appreciation                                            20,400,987
                                                                  ------------
  Total                                                           $ 37,362,928
                                                                  ============
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (Unicredit), $209,232 in commissions on the sale of Trust shares for the six months ended June 30, 2008. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

E. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.

F. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,350 in management fees, administrative costs and certain others services payable to PIM at June 30, 2008.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,023 in transfer agent fees payable to PIMSS at June 30, 2008.

4. Distribution Plan
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $967 in distribution fees payable to PFD at June 30, 2008.

5. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

Results of Shareholder Meeting
At a special meeting held on May 13, 2008, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Variable Contracts Trust, as noted below) follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                        For              Withhold           Abstain          Broker Non-Votes
-----------------------------------------------------------------------------------------------------------------------------
 Proposal 1 - To elect Trustees*
  John F. Cogan, Jr.                              164,711,851.194      5,285,114.254                  0             0
  Daniel K. Kingsbury                             165,222,946.234      4,774,019.214                  0             0
  David R. Bock                                   164,963,647.028      5,033,318.420                  0             0
  Mary K. Bush                                    164,650,732.216      5,346,233.232                  0             0
  Benjamin M. Friedman                            165,102,105.803      4,894,859.645                  0             0
  Margaret B.W. Graham                            165,219,940.012      4,777,025.436                  0             0
  Thomas J. Perna                                 165,231,179.140      4,765,786.308                  0             0
  Marguerite A. Piret                             165,180,443.253      4,816,522.195                  0             0
  John Winthrop                                   164,783,515.329      5,213,450.119                  0             0

-----------------------------------------------------------------------------------------------------------------------------
                                                        For               Against           Abstain          Broker Non-Votes
-----------------------------------------------------------------------------------------------------------------------------
 Proposal 2 - To approve an amendment to the
 Declaration of Trust*                            156,965,554.071      7,761,986.720      5,269,424.657             0
--------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                        For               Against           Abstain          Broker Non-Votes
-----------------------------------------------------------------------------------------------------------------------------
 Proposal 3A - To approve changes to the
 Portfolio's fundamental investment policy
 relating to borrowing money                      2,762,947.838        125,207.357        115,938.575               0
 Proposal 3B - To approve changes to the
 Portfolio's fundamental investment policy
 relating to underwriting                         2,772,084.007        118,688.287        113,321.476               0
 Proposal 3C - To approve changes to the
 Portfolio's fundamental investment policy
 relating to lending                              2,748,485.902        141,483.978        114,123.889               0
 Proposal 3D - To approve changes to the
 Portfolio's fundamental investment policy
 relating to issuing senior securities            2,791,939.459         99,559.857        112,594.454               0
 Proposal 3E - To approve changes to the
 Portfolio's fundamental investment policy
 relating to real estate                          2,775,101.464        114,151.246        114,841.060               0
 Proposal 3F - To approve changes to the
 Portfolio's fundamental investment policy
 relating to commodities                          2,768,083.907        116,677.963        119,331.900               0
 Proposal 3G - To approve changes to the
 Portfolio's fundamental investment policy
 relating to concentration                        2,784,483.686         98,236.055        121,374.029               0
 Proposal 3H - To approve changes to the
 Portfolio's fundamental investment policy
 relating to diversification                      2,796,609.157         93,260.722        114,223.891               0
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                        For               Against            Abstain         Broker Non-Votes
-----------------------------------------------------------------------------------------------------------------------------
 Proposal 4 - To approve an Amended and
 Restated Management Agreement with PIM           2,803,217.040         88,910.555        111,966.175               0
-----------------------------------------------------------------------------------------------------------------------------

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Variable Contracts Trust. Results reported above reflect the combined votes of all series of the Trust.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2007 and in the third quintile of its Morningstar category for the three year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) After discussing the reasons for the Fund's short-term underperformance with PIM, the Trustees concluded that the investment performance of the Fund was satisfactory.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM, and the investment performance of the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Fund pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, the management fee rate paid by the Fund for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that, on a hypothetical basis, such fee would be in the third quintile relative to the peer group at higher asset levels. The Trustees also considered the relatively small size of the Fund compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.

[LOGO]PIONEER
      Investments(R)


Pioneer Variable Contracts Trust

Of f icers                                        Trustees
John F. Cogan, Jr., President                     John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President     David R. Bock
Mark E. Bradley, Treasurer                        Mary K. Bush
Dorothy E. Bourassa, Secretary                    Benjamin M. Friedman
                                                  Margaret B.W. Graham
                                                  Daniel K. Kingsbury
                                                  Thomas J. Perna
                                                  Marguerite A. Piret
                                                  John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   19614-02-0808

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                  Pioneer Small Cap Value VCT Portfolio -- Class I and II Shares


                                                               SEMIANNUAL REPORT
                                                                   June 30, 2008

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


Pioneer Small Cap Value VCT Portfolio
  Portfolio and Performance Update                2
  Comparing Ongoing Portfolio Expenses            3
  Portfolio Management Discussion                 4
  Schedule of Investments                         6
  Financial Statements                           13
  Notes to Financial Statements                  18
  Approval of Investment Advisory Agreement      23
  Trustees, Officers and Service Providers       26

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.


The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/08
--------------------------------------------------------------------------------

The following data was represented as a pie chart in the printed material]

Portfolio Diversification
(As a percentage of total investment portfolio)
U.S. Common Stocks                80.6%
Temporary Cash Investments        17.0%
Exchange Traded Funds             2.4%


The following data was represented as a pie chart in the printed material]

Sector Distribution Portfolio
(As a percentage of equity holdings)
Industrials                                   18.2%
Financials                                    18.1%
Information Technology                        15.8%
Health Care                                   12.3%
Consumer Discretionary                        11.7%
Energy                                        10.1%
Utilities                                      5.2%
Materials                                      5.0%
Consumer Staples                               2.3%
Telecommunication Services                     1.3%



Five Largest Holdings
(As a percentage of equity holdings)*

1.      BOK Financial Corp.             1.12%
2.      Prosperity Bancshares, Inc.     1.09
3.      Bank of Hawaii Corp.            1.08
4.      Sterling Bancshares, Inc.       1.06
5.      Delta Petroleum Corp.           1.05

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/08
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share      6/30/08      12/31/07
  Class I                     $ 9.97      $ 12.97
  Class II                    $ 9.86      $ 12.82


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 6/30/08)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.0658       $ 0.3143          $ 1.4445
  Class II                  $ 0.0259       $ 0.3143          $ 1.4445

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Small Cap Value VCT Portfolio at net asset value, compared to that of the Russell 2000 Value Index and the Russell 2000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line chart in the printed material]

         Pioneer Small Cap     Pioneer Small Cap      Russell       Russell
        Value VCT Portfolio,  Value VCT Portfolio,  2000 Index  2000 Value Index
              Class I               Class II
11/01      10,000              10,000                 10,000            10,000
           11,061              11,045                 10,118            11,382
6/03       10,078              10,033                  9,952            10,950
           13,133              13,038                 13,273            14,800
6/05       14,858              14,718                 14,526            16,930
           17,159              16,960                 16,644            19,403
6/07       19,666              19,387                 19,379            22,518
6/08       15,659              15,400                 16,241            17,647



The Russell 2000 Index measures the performance of U.S. small-cap stocks. The Russell 2000 Value Index measures the performance of U.S. small-cap value stocks. The Russell 2000 Value Index is now the Portfolio's secondary benchmark index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2008)

------------------------------------------
                   Class I       Class II
------------------------------------------
Life-of-Class#
(11/8/01)            7.43%         7.16%
5 Years              9.21%         8.95%
1 Year             -20.37%       -20.57%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
# Inception date of the Portfolio's Class I shares. Class II shares commenced operations on May 1, 2003. The performance of Class II shares for the period prior to the commencement of operations of Class II on May 1, 2003, is based on the performance of the Portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.


The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.


Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Small Cap Value VCT Portfolio

Based on actual returns from January 1, 2008 through June 30, 2008.



Share Class                                   I               II
--------------------------------------------------------------------------------
 Beginning Account Value on 1/1/08       $ 1,000.00       $ 1,000.00
 Ending Account Value on 6/30/08         $   903.70       $   902.80
 Expenses Paid During Period*            $     4.73       $     5.91

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.00% and 1.25% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Small Cap Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2008 through June 30, 2008.



Share Class                                     I               II
--------------------------------------------------------------------------------
  Beginning Account Value on 1/1/08       $ 1,000.00       $ 1,000.00
  Ending Account Value on 6/30/08         $ 1,019.89       $ 1,018.65
  Expenses Paid During Period*            $     5.02       $     6.27

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.00% and 1.25% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/08
--------------------------------------------------------------------------------

Recession fears that depressed stocks early in the six-month period ended June 30, 2008, yielded to more hopeful economic data, improving the market's tone by the spring. But a brutal June, which saw energy prices continue to spike and more struggles in the troubled financials sector, drove the markets into what appeared to be full selling mode by the end of the period.

Here, portfolio managers Peter Wiley and Scott Zilora review Pioneer Small Cap Value VCT Portfolio's performance during the six-month period ended June 30 and discuss their current outlook.

Q. Please describe the investment background over the six-month period ended June 30, 2008.

A. As the credit crisis broadened and deepened, the U.S. economy seemed headed toward recession; only its severity remained in doubt. And when employment numbers and housing market conditions continued to worsen, even the more optimistic economists tempered their forecasts. But jobs data appeared to stabilize as the six-month period unfolded, despite a slight increase in the overall unemployment rate. In addition, both gross domestic product
    (GDP), a broad measure of economic output, and corporate earnings levels remained favorable. Recession fears began to moderate somewhat, aided considerably by the U.S. Federal Reserve Board's (the Fed's) aggressive rate cuts and unprecedented moves aimed at calming the credit markets. As a result, market participants grew less risk-averse and equity valuations firmed by late spring 2008. A very difficult month of June on Wall Street, however, once again raised recession concerns as the period drew to a close.

Q.  How did the Portfolio perform over the six-month period ended June 30, 2008?


A. Pioneer Small Cap Value VCT Portfolio's Class I shares had a total return of -9.63% during the six-month period, and Class II shares returned -9.72%, while the Portfolio's benchmarks, the Russell 2000 Index and the Russell 2000 Value Index, returned -9.37% and -9.84%, respectively, over the same period. Also during the same six-month period, the average return of the 46 variable portfolios Lipper's Small Cap Value category was -8.03%.

Q. Which of your strategies or holdings had a beneficial impact on the Portfolio's performance during the period?

A. Positive stock selection in consumer discretionary issues led to favorable returns for the Portfolio. Within the sector, retail was an area of particular strength. Big Lots, a discount retailer, was one holding that did well. The company enjoyed strong same-store sales growth, a key retail measure, while controlling inventory well and maintaining a strong balance sheet. In addition, management expects to open new stores profitably by taking advantage of soft prices in the commercial real estate market. Snap-On, which makes and markets tools and other equipment for professional users, was the second-best performer in the consumer discretionary sector. The company's performance got a boost from better-than-expected earnings, driven by increased revenues and expanded operating margins in 2007 compared to the year before.

    Successful stock selection also keyed positive returns among financial issues despite the severe challenges that the sector has faced. With the broader financial arena likely to remain under pressure, our strategy has been to buy the highest-quality companies for the Portfolio - those with very strong lending

A Word About Risk:

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    standards and minimal exposure to construction and development lending. We also weighed regional factors, avoiding the states of California and Florida, where real estate values have suffered the sharpest declines. Instead we concentrated on regions where property values have held up well and where pricing never reached the excesses that brought difficulties elsewhere. We also sought well-managed companies with a commitment to avoiding the problems that plagued so many banks. Firms like Prosperity Financial and Sterling Financial benefited from sound business practices and the healthy Texas economy. Banks based in Hawaii, a market isolated from the issues affecting other parts of the country, also performed well.

Q. Which holdings or sectors hurt the Portfolio's overall performance over this six-month period?

A. The semiannual reporting period's major negative arose from the energy sector, where oil refining stocks declined. Crack spreads (the difference between the cost of oil and the price at which a refiner sells gasoline) have been narrow over the past several months, squeezing profits and driving down shares of Western Refining, which was subsequently eliminated from the Portfolio, and Frontier Oil. Crack spreads had begun to widen as the period drew to a close.

Q.  What is your outlook, and how are you positioning the Portfolio?

A. Rising energy costs, slumping consumer confidence and the end of easy access to money through rising home values have continued to weigh on the markets. We believe current volatile conditions, with stocks sometimes driven down by market weakness or temporary earnings shortfalls, make an attractive environment for seeking attractively valued stocks with strong investment potential. And with the economy languishing, more investors may now be more likely to seek out value in the kinds of stocks that are the target of our research focus.


    Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

    Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                 Value
                   COMMON STOCKS - 94.6%
                   Energy - 9.8%
                   Oil & Gas Drilling - 0.7%
      42,400       Grey Wolf, Inc.*                          $  382,872
                                                             ----------
                   Oil & Gas Equipment & Services - 3.3%
      12,800       Basic Energy Services, Inc.*(b)           $  403,200
      27,800       Cal Dive International, Inc*                 397,262
      20,859       Global Industries, Ltd.*                     374,002
       3,800       HIS, Inc.*                                   264,480
      21,711       Key Energy Services, Inc.*                   421,628
                                                             ----------
                                                             $1,860,572
                                                             ----------
                   Oil & Gas Exploration & Production - 5.8%
       3,400       Berry Petroleum Co.*                      $  200,192
      12,000       Callon Petroleum Co.*                        328,320
      22,600       Delta Petroleum Corp.*(b)                    576,752
      11,000       Mariner Energy, Inc.*                        406,670
       3,300       St. Mary Land & Exploration Co.              213,312
       5,600       Stone Energy Corp.*                          369,096
       6,400       Swift Energy Co.*                            422,784
      46,800       VAALCO Energy, Inc.*                         396,396
       6,700       W&T Offshore, Inc.*                          392,017
                                                             ----------
                                                             $3,305,539
                                                             ----------
                   Total Energy                              $5,548,983
                                                             ----------
                   Materials - 4.9%
                   Diversified Chemical - 1.3%
      20,700       Hercules, Inc. (b)                        $  350,451
      15,400       Olin Corp.                                   403,172
                                                             ----------
                                                             $  753,623
                                                             ----------
                   Diversified Metals & Mining - 0.3%
      11,700       Horsehead Holding Corp.*                  $  142,272
                                                             ----------
                   Fertilizers & Agricultural Chemicals - 0.8%
       9,200       Terra Industries, Inc.                    $  454,020
                                                             ----------
                   Specialty Chemicals - 1.2%
      15,300       H.B. Fuller Co. (b)                       $  343,332
       5,000       NewMarket Corp.                              331,150
                                                             ----------
                                                             $  674,482
                                                             ----------
                   Steel - 1.3%
       2,300       AK Steel Holding Corp. (b)                $  158,700
       2,200       Olympic Steel, Inc.*                         167,024
       5,400       Reliance Steel & Aluminum                    416,286
                                                             ----------
                                                             $  742,010
                                                             ----------
                   Total Materials                           $2,766,407
                                                             ----------
                   Capital Goods - 11.0%
                   Aerospace & Defense - 1.0%
       9,000       Cubic Corp.                               $  200,520
       7,100       Teledyne Technologies, Inc.*                 346,409
                                                             ----------
                                                             $  546,929
                                                             ----------


      Shares                                                 Value
                   Building Products - 0.8%
       7,400       Apogee Enterprise, Inc.                   $  119,584
      12,400       Lennox International, Inc.                   359,104
                                                             ----------
                                                             $  478,688
                                                             ----------
                   Construction & Engineering - 1.9%
      14,116       EMCOR Group, Inc.*                        $  402,729
      11,500       Granite Construction, Inc. (b)               362,595
      10,000       Perini Corp.*                                330,500
                                                             ----------
                                                             $1,095,824
                                                             ----------
                   Electrical Component & Equipment - 2.5%
       7,600       Acuity Brands, Inc. (b)                   $  365,408
       6,700       Encore Wire Corp.*(b)                        141,973
       8,600       Hubbell, Inc. (Class B)                      342,882
       3,400       Regal-Beloit Corp.                           143,650
       8,800       Superior Essex, Inc.*                        392,744
                                                             ----------
                                                             $1,386,657
                                                             ----------
                   Industrial Conglomerates - 0.5%
      29,225       Cardiome Pharma Corp.*                    $  257,180
                                                             ----------
                   Industrial Machinery - 3.4%
      12,100       Applied Power, Inc.*                      $  379,335
      13,900       Columbus McKinnon*                           334,712
      14,800       Crane Co.                                    570,244
       8,833       Dynamic Materials Corp.                      291,047
      11,000       L.B. Foster Co.*                             365,200
                                                             ----------
                                                             $1,940,538
                                                             ----------
                   Trading Companies & Distributors - 0.9%
      14,900       Applied Industrial Technologies, Inc.     $  360,133
       3,800       Wesco International, Inc.*                   152,152
                                                             ----------
                                                             $  512,285
                                                             ----------
                   Total Capital Goods                       $6,218,101
                                                             ----------
                   Commercial Services & Supplies - 4.9%
                   Commercial Printing - 0.6%
      17,800       Deluxe Corp.                              $  317,196
                                                             ----------
                   Human Resource & Employment Services - 1.3%
      13,520       Administaff, Inc.                         $  377,073
      29,600       TrueBlue, Inc.*                              391,016
                                                             ----------
                                                             $  768,089
                                                             ----------
                   Office Services & Supplies - 3.0%
      21,000       American Reprographics Co.*               $  349,650
      16,500       Hni Corp. (b)                                291,390
      30,000       Knoll, Inc.                                  364,500
      16,400       Miller (Herman), Inc.                        408,196
       7,500       United Stationers, Inc.*                     277,125
                                                             ----------
                                                             $1,690,861
                                                             ----------
                   Total Commercial Services
                   & Supplies                                $2,776,146
                                                             ----------

6     The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                 Value
                   Transportation - 1.8%
                   Air Freight & Couriers - 1.1%
       6,600       Atlas Air Worldwide Holdings, Inc.*     $  326,436
      13,600       Pacer International, Inc.                  292,536
                                                           ----------
                                                           $  618,972
                                                           ----------
                   Marine - 0.4%
       5,996       TBS International Ltd.*                 $  239,540
                                                           ----------
                   Trucking - 0.3%
       2,800       Con-Way, Inc.*                          $  132,328
                                                           ----------
                   Total Transportation                    $  990,840
                                                           ----------
                   Automobiles & Components - 0.3%
                   Auto Parts & Equipment - 0.3%
      10,300       Drew Industries, Inc.*(b)               $  164,285
                                                           ----------
                   Total Automobiles & Components          $  164,285
                                                           ----------
                   Consumer Durables & Apparel - 4.8%
                   Apparel, Accessories & Luxury Goods - 2.0%
       8,300       Columbia Sportswear Co. (b)             $  305,025
      18,900       Maidenform Brands, Inc.*                   255,150
      11,300       Movado Group, Inc.                         223,740
       9,200       Phillips-Van Heusen                        336,904
                                                           ----------
                                                           $1,120,819
                                                           ----------
                   Footwear - 0.6%
      13,400       Wolverine World Wide, Inc.              $  357,378
                                                           ----------
                   Household Appliances - 1.2%
       7,300       Snap-On, Inc.                           $  379,673
       6,200       Stanley Works                              277,946
                                                           ----------
                                                           $  657,619
                                                           ----------
                   Housewares & Specialties - 0.6%
       9,900       Tupperware Brands Corp.                 $  338,778
                                                           ----------
                   Leisure Products - 0.4%
      11,200       JAKKS Pacific, Inc.*                    $  244,720
                                                           ----------
                   Total Consumer Durables & Apparel       $2,719,314
                                                           ----------
                   Consumer Services - 1.8%
                   Casinos & Gaming - 1.2%
       9,800       Bally Technologies, Inc.*               $  331,240
      11,300       WMS Industries, Inc.*                      336,401
                                                           ----------
                                                           $  667,641
                                                           ----------
                   Education Services - 0.6%
       6,600       DeVry, Inc.                             $  353,892
                                                           ----------
                   Total Consumer Services                 $1,021,533
                                                           ----------
                   Media - 0.6%
                   Publishing - 0.6%
      13,900       Interactive Data Corp.                  $  349,307
                                                           ----------
                   Total Media                             $  349,307
                                                           ----------


      Shares                                                Value
                   Retailing - 3.9%
                   Apparel Retail - 1.9%
      11,880       Aeropostale, Inc.*                      $  372,200
       8,700       J. Crew Group, Inc.*(b)                    287,187
       8,200       The Buckle, Inc.*                          374,986
                                                           ----------
                                                           $1,034,373
                                                           ----------
                   Computer & Electronics Retail - 0.6%
      19,700       Systemax, Inc.*                         $  347,705
                                                           ----------
                   General Merchandise Stores - 0.8%
      14,600       Big Lots, Inc.*(b)                      $  456,104
                                                           ----------
                   Internet Retail - 0.6%
       3,000       Priceline.com, Inc.*                    $  346,380
                                                           ----------
                   Total Retailing                         $2,184,562
                                                           ----------
                   Food & Drug Retailing - 1.0%
                   Food Distributors - 0.7%
       9,000       The Andersons, Inc. (b)                 $  366,390
                                                           ----------
                   Food Retail - 0.3%
       8,100       Casey's General Stores, Inc.            $  187,677
                                                           ----------
                   Total Food & Drug Retailing             $  554,067
                                                           ----------
                   Food, Beverage & Tobacco - 1.3%
                   Agricultural Products - 0.5%
      11,400       Fresh Del Monte Produce, Inc.*          $  268,698
                                                           ----------
                   Packaged Foods & Meats - 0.8%
      13,900       Cal-Maine Foods, Inc. (b)               $  458,561
                                                           ----------
                   Total Food, Beverage & Tobacco          $  727,259
                                                           ----------
                   Health Care Equipment & Services - 7.0%
                   Health Care Distributors - 0.6%
       7,800       Owens & Minor, Inc.                     $  356,382
                                                           ----------
                   Health Care Equipment - 1.7%
       9,700       Kinetic Concepts, Inc.*                 $  387,127
      31,900       Thoratec Corp.*                            554,741
                                                           ----------
                                                           $  941,868
                                                           ----------
                   Health Care Facilities - 2.0%
      15,200       Amsurg Corp.*                           $  370,120
      28,300       Sun Healthcare Group*                      378,937
      12,900       VCA Antech, Inc.*                          358,362
                                                           ----------
                                                           $1,107,419
                                                           ----------
                   Health Care Services - 1.8%
       4,500       Air Methods Corp.*(b)                   $  112,500
       7,500       Amedisys, Inc.*                            378,150
       8,600       Chemed Corp.                               314,846
       3,900       DaVita, Inc.*                              207,207
                                                           ----------
                                                           $1,012,703
                                                           ----------
                   Health Care Supplies - 0.2%
       5,800       Cynosure, Inc.*                         $  114,956
                                                           ----------

The accompanying notes are an integral part of these financial statements.     7

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

      Shares                                                 Value
                   Health Care Technology - 0.7%
      30,800       Omnicell, Inc.*                            $  405,944
                                                              ----------
                   Total Health Care Equipment
                   & Services                                 $3,939,272
                                                              ----------
                   Pharmaceuticals & Biotechnology - 5.0%
                   Biotechnology - 2.1%
      26,800       Alkermes, Inc.*                            $  331,248
       3,700       BioMarin Pharmaceutical, Inc.*                107,226
      20,325       Cubist Pharmaceuticals, Inc.*                 363,005
       4,200       United Therapeutics Corp.*(b)                 410,550
                                                              ----------
                                                              $1,212,029
                                                              ----------
                   Life Sciences Tools & Services - 0.4%
       7,500       Parexel International Corp.*               $  197,325
                                                              ----------
                   Pharmaceuticals - 2.5%
       9,300       Endo Pharmaceuticals Holdings, Inc.*       $  224,967
       7,300       Medicis Pharmaceutical Corp.                  151,694
      22,200       Par Pharmaceutical Co., Inc.*                 360,306
      47,000       Salix Pharmaceuticals, Ltd.*                  330,410
      32,700       ViroPharma, Inc.*(b)                          361,662
                                                              ----------
                                                              $1,429,039
                                                              ----------
                   Total Pharmaceuticals
                   & Biotechnology                            $2,838,393
                                                              ----------
                   Banks - 5.3%
                   Regional Banks - 5.3%
      12,400       Bank of Hawaii Corp.                       $  592,720
      11,500       BOK Financial Corp.                           614,675
      48,665       Cardinal Financial Corp.                      304,643
      22,500       Prosperity Bancshares, Inc.                   601,425
      64,252       Sterling Bancshares, Inc.                     584,051
      19,409       Texas Capital Bancshares, Inc.*               310,544
                                                              ----------
                                                              $3,008,058
                                                              ----------
                   Total Banks                                $3,008,058
                                                              ----------
                   Diversified Financials - 2.7%
                   Asset Management & Custody Banks - 1.0%
      10,000       Federated Investors, Inc.*                 $  344,200
       5,900       Waddell & Reed Financial, Inc.*               206,559
                                                              ----------
                                                              $  550,759
                                                              ----------
                   Investment Banking & Brokerage - 1.2%
      34,000       GFI Group, Inc.                            $  306,340
      16,800       OptionsXpress Holdings, Inc.*                 375,312
                                                              ----------
                                                              $  681,652
                                                              ----------
                   Specialized Finance - 0.5%
      10,100       Nasdaq Stock Market, Inc.*                 $  268,155
                                                              ----------
                   Total Diversified Financials               $1,500,566
                                                              ----------
                   Insurance - 3.4%
                   Property & Casualty Insurance - 0.7%
      25,600       Amersafe, Inc.*                            $  408,064
                                                              ----------


      Shares                                                  Value
                   Reinsurance - 2.7%
       8,925       IPC Holdings Ltd. (b)                      $  236,959
       9,566       Max Capital Group Ltd.                        204,043
      10,600       Odyssey Re Holdings, Corp.                    376,300
      11,600       Platinum Underwriter Holdings Ltd.            378,276
      15,500       Validus Holdings Ltd.                         329,375
                                                              ----------
                                                              $1,524,953
                                                              ----------
                   Total Insurance                            $1,933,017
                                                              ----------
                   Real Estate - 3.4%
                   Office Real Estate Investment Trust - 1.2%
      15,095       BioMed Property Trust, Inc.                $  370,280
       9,600       Highwoods Properties, Inc.                    301,632
                                                              ----------
                                                              $  671,912
                                                              ----------
                   Residential Real Estate Investment Trust - 0.5%
       6,400       Home Properties, Inc.*(b)                  $  307,584
                                                              ----------
                   Retail Real Estate Investment Trust - 0.6%
      14,400       Realty Income Corp.                        $  327,744
                                                              ----------
                   Specialized Real Estate Investment Trust - 1.1%
       9,900       Healthcare Realty Trust, Inc.              $  235,323
      12,400       Nationwide Health Properties, Inc. (b)        390,476
                                                              ----------
                                                              $  625,799
                                                              ----------
                   Total Real Estate                          $1,933,039
                                                              ----------
                   Software & Services - 8.2%
                   Application Software - 3.5%
       8,200       Ansys, Inc.*                               $  386,384
      23,400       Cadence Design System, Inc.*                  236,340
       4,500       MicroStrategy, Inc.*                          291,375
      14,600       Net 1 UEPS Technologies, Inc.*                354,780
      21,200       Parametric Technology Corp.*                  353,404
      15,800       Synopsys, Inc.*                               377,778
                                                              ----------
                                                              $2,000,061
                                                              ----------
                   Internet Software & Services - 2.2%
      83,700       Chordiant Software, Inc.*                  $  418,500
      18,254       DivX, Inc.*                                   133,984
      39,300       Earthlink, Inc.*                              339,945
      15,000       J2 Global Communications, Inc.*               345,000
                                                              ----------
                                                              $1,237,429
                                                              ----------
                   Systems Software - 2.5%
      10,300       BMC Software, Inc.*                        $  370,800
      11,700       Commvault Systems*                            194,688
       9,800       Macrovision Corp.*                            146,608
      13,300       Progress Software Corp.*                      340,081
      11,972       Sybase, Inc.*                                 352,216
                                                              ----------
                                                              $1,404,393
                                                              ----------
                   Total Software & Services                  $4,641,883
                                                              ----------

8     The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                             Value
              Technology Hardware & Equipment - 5.0%
              Communications Equipment - 1.5%
  59,800      Kulicke & Soffa Industries*                $   435,942
  16,800      Plantronics, Inc.                              374,976
                                                         -----------
                                                         $   810,918
                                                         -----------
              Computer Storage & Peripherals - 1.3%
  11,100      Lexmark International Group, Inc.*         $   371,073
  34,311      Novatel Wireless, Inc.*                        381,881
                                                         -----------
                                                         $   752,954
                                                         -----------
              Electronic Manufacturing Services - 1.0%
  21,700      Benchmark Electronics, Inc.*               $   354,578
  14,000      Jabil Circuit, Inc.                            229,740
                                                         -----------
                                                         $   584,318
                                                         -----------
              Technology Distributors - 1.2%
  12,200      Arrow Electronics, Inc.*                   $   374,784
  23,100      Insight Enterprises, Inc.*                     270,963
                                                         -----------
                                                         $   645,747
                                                         -----------
              Total Technology Hardware
              & Equipment                                $ 2,793,937
                                                         -----------
              Semiconductors - 2.2%
              Semiconductor Equipment - 0.6%
  34,300      Amkor Technology, Inc.*                    $   357,063
                                                         -----------
              Semiconductors - 1.6%
  63,500      Atmel Corp.*                               $   220,980
  25,900      Omnivision Technologies*                       313,131
  56,000      Trident Microsystems, Inc.*                    204,400
  11,500      Zoran Corp.*                                   134,550
                                                         -----------
                                                         $   873,061
                                                         -----------
              Total Semiconductors                       $ 1,230,124
                                                         -----------
              Telecommunication Services - 1.2%
              Alternative Carriers - 0.6%
  21,800      Time Warner Telecom*(b)                    $   349,454
                                                         -----------


  Shares                                                 Value
              Wireless Telecommunication
              Services - 0.6%
  21,500      Syniverse Holdings, Inc.*                  $   348,300
                                                         -----------
              Total Telecommunication Services           $   697,754
                                                         -----------
              Utilities - 5.0%
              Electric Utilities - 1.3%
  17,900      El Paso Electric Co.*                      $   354,420
  14,900      Great Plains Energy, Inc. (b)                  376,672
                                                         -----------
                                                         $   731,092
                                                         -----------
              Gas Utilities - 1.5%
   6,100      Energen Corp.                              $   475,983
  14,100      UGI Corp.                                      404,811
                                                         -----------
                                                         $   880,794
                                                         -----------
              Multi-Utilities - 2.2%
  10,800      Alliant Energy Corp.                       $   370,008
  11,200      Centerpoint Energy Inc.                        179,760
  11,800      MDU Resources Group, Inc.                      411,348
   8,200      OGE Energy Corp.                               260,022
                                                         -----------
                                                         $ 1,221,138
                                                         -----------
              Total Utilities                            $ 2,833,024
                                                         -----------
              TOTAL COMMON STOCKS
              (Cost $58,014,240)                         $53,369,871
                                                         -----------
              EXCHANGE TRADED FUNDS - 2.8%
   8,100      DJ Wilshire Real Estate Trust Exchange
              Traded Fund (b)                            $   532,980
   8,830      iShare Dow Jones U.S. Real Estate Index
              Exchange Traded Fund (b)                       538,189
   7,100      iShares Cohen & Steers Realty Majors
              Index Exchange Traded Fund (b)                 530,441
                                                         -----------
                                                         $ 1,601,610
                                                         -----------
              TOTAL EXCHANGE TRADED FUNDS
              (Cost $2,252,315)                          $ 1,601,610
                                                         -----------


The accompanying notes are an integral part of these financial statements.     9

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

 Principal
Amount ($)                                                 Value
               TEMPORARY CASH INVESTMENTS - 20.0%
               Repurchase Agreements - 1.9%
 210,000       Bank of America, 2.2%, dated
               6/30/08, repurchase price of
               $210,000 plus accrued interest on
               7/1/08 collateralized by $567,238
               Federal National Mortgage Association,
               5.5%, 6/1/33                                $  210,000
 210,000       Barclays Plc, 2.27%, dated
               6/30/08, repurchase price of
               $210,000 plus accrued interest on
               7/1/08 collateralized by the following:
               $127,667 Federal Home Loan
               Mortgage Corp., 4.171 - 6.27%,
               12/1/34 - 10/1/37
               $131,186 Federal National Mortgage
               Association, 4.024 - 6.082%,
               8/1/36 - 2/1/48                                210,000
 220,000       Deutsche Bank, 2.3%, dated
               6/30/08, repurchase price of
               $220,000 plus accrued interest on
               7/1/08 collateralized by the following:
               $54,209 Federal National Mortgage
               Association (ARM), 4.708 -
               5.887%, 12/1/13 - 3/1/37
               $41,106 Federal Home Loan
               Mortgage Corp., 4.703 - 4.704%,
               12/1/35 - 3/1/35
               $168,978 Freddie Mac Giant,
               4.5 - 7.0%, 10/1/34 - 5/1/38
               $90,744 U.S. Treasury Strip,
               0.0%, 8/15/22                                  220,000
 210,000       JP Morgan, 2.26%, dated 6/30/08,
               repurchase price of $210,000 plus
               accrued interest on 7/1/08
               collateralized by $233,513 Federal
               National Mortgage Association,
               4.5 - 6.5%, 3/1/23 - 5/1/38                    210,000
 210,000       Merrill Lynch, 2.5%, dated 6/30/08,
               repurchase price of $210,000 plus
               accrued interest on 7/1/08 collateralized
               by $262,160 Federal Home Loan
               Mortgage Corp., 5.065 - 6.025%,
               9/1/36 - 4/1/38                                210,000
                                                           ----------
               Total Repurchase Agreements                 $1,060,000
                                                           ----------


 Principal                                                  Value
Amount ($)
               Securities Lending Collateral - 18.1% (c)
               Certificates of Deposit:
 209,082       American Express, 2.72%, 8/8/08             $  209,082
 156,498       Bank of America, 2.88%, 8/11/08                156,498
 156,498       Citibank, 2.85%, 7/29/08                       156,498
  56,354       Banco Santander NY, 2.8%, 10/7/08               56,354
 156,656       Banco Santander NY, 3.09%, 12/22/08            156,656
 156,445       Bank of Nova Scotia, 3.18%, 5/5/09             156,445
  78,249       Bank of Scotland NY, 2.73%, 7/11/08             78,249
  78,249       Bank of Scotland NY, 2.72%, 8/15/08             78,249
  56,276       Bank of Scotland NY, 2.89%, 11/4/08             56,276
  78,197       Bank of Scotland NY, 3.03%, 9/26/08             78,197
 281,697       Barclay's Bank, 3.18%, 5/27/09                 281,697
 234,750       Bank Bovespa NY, 2.705%, 8/8/08                234,750
 156,498       BNP Paribas NY, 2.88%, 7/23/08                 156,498
  93,900       Calyon NY, 2.85%, 8/25/08                       93,900
 131,458       Calyon NY, 2.64%, 9/29/08                      131,458
  49,636       Calyon NY, 2.69%, 1/16/09                       49,636
 129,893       Commonwealth Bank of Australia NY,
               2.63%, 7/11/08                                 129,893
 131,458       Deutsche Bank Financial, 2.72%,
               7/30/08                                        131,458
  62,605       Deutsche Bank Financial, 2.72%,
               8/4/08                                          62,605
 128,329       Dexia Bank NY, 2.69%, 8/7/08                   128,329
  31,298       Dexia Bank NY, 2.65%, 8/12/08                   31,298
 115,962       Dexia Bank NY, 3.37%, 9/29/08                  115,962
 281,697       DNB NOR Bank ASA NY, 2.9%, 6/8/09              281,697
  13,443       Fortis, 3.11%, 9/30/08                          13,443
 286,705       Intesa SanPaolo S.p.A., 2.72%, 5/22/09         286,705
 136,466       Lloyds Bank, 2.61%, 7/11/08                    136,466
  78,249       Lloyds Bank, 2.61%, 8/18/08                     78,249
 106,419       Natixis, 2.83%, 8/4/08                         106,419
 156,498       NORDEA NY, 2.81%, 8/29/08                      156,498
  18,083       NORDEA NY, 2.72%, 4/9/09                        18,083
  14,998       NORDEA NY, 2.73%, 12/1/08                       14,998
  25,034       Rabobank Nederland NY, 2.37%,
               8/29/08                                         25,034
  78,249       Royal Bank of Canada NY, 2.57%,
               7/15/08                                         78,249
 156,501       Royal Bank of Canada NY, 2.6%, 9/5/08          156,501
  93,899       Bank of Scotland NY, 2.7%, 8/1/08               93,899
  93,965       Bank of Scotland NY, 2.96%, 11/3/08             93,965
  60,409       Skandinavian Enskilda Bank NY, 2.7%,
               7/17/08                                         60,409

10    The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal
Amount ($)                                                  Value
                 Securities Lending Collateral - (continued)
  18,140         Skandinavian Enskilda Bank NY, 3.18%,
                    9/22/08                                 $    18,140
  31,223         Skandinavian Enskilda Bank NY, 3.06%
                    2/13/09                                      31,223
  62,600         Svenska Bank NY, 2.7%, 7/17/08                  62,600
 129,893         Svenska Bank NY, 2.55%, 7/11/08                129,893
 197,188         Toronto Dominion Bank NY, 2.77%,
                     9/5/08                                     197,188
  93,899         Toronto Dominion Bank NY, 2.75%,
                    11/5/08                                      93,899
  31,231         Wachovia, 3.62%,10/28/08                        31,231
                                                            -----------
                                                            $ 4,894,780
                                                            -----------
                 Commercial Paper:
  48,101         Bank of America, 2.7%, 8/26/08             $    48,101
  62,415         Bank of America, 2.6%, 8/11/08                  62,415
  46,914         CBA, 2.7%, 7/11/08                              46,914
 124,763         CBA, 2.88%, 8/18/08                            124,763
  31,282         Deutsche Bank Financial, 2.72%,
                     7/9/08                                      31,282
  31,250         HSBC, 2.89%, 7/21/08                            31,250
 155,485         HSBC, 2.88%, 9/29/08                           155,485
 124,810         ING Funding, 2.7%, 8/13/08                     124,810
  46,916         Natixis, 2.87%, 7/10/08                         46,916
  46,871         Natixis, 2.87%, 7/21/08                         46,871
  38,569         PARFIN, 3.18%, 8/1/08                           38,569
  62,023         Royal Bank of Scotland, 2.66%,
                   10/21/08                                      62,023
  31,297         Societe Generale, 2.98%, 7/2/08                 31,297
  78,066         Societe Generale, 2.93%, 7/30/08                78,066
  62,422         Societe Generale, 3.18%, 8/5/08                 62,422
 124,725         Societe Generale, 3.18%, 8/22/08               124,725
  62,415         SVSS NY, 3.18%, 8/11/08                         62,415
  29,775         Bank Bovespa NY, 2.79%, 3/12/09                 29,775
 140,816         General Electric Capital Corp., 2.77%,
                     1/5/09                                     140,816
 156,440         General Electric Capital Corp., 2.82%,
                    3/16/09                                     156,440
  57,874         IBM, 3.18%, 2/13/09                             57,874
 156,498         IBM, 3.18%, 6/26/09                            156,498
 281,697         Met Life Global Funding, 3.16%,
                    6/12/09                                     281,697
 266,047         WestPac, 3.18%, 6/1/09                         266,047
                                                            -----------
                                                            $ 2,267,471
                                                            -----------
                 Mutual Funds:
 187,798         BlackRock Liquidity Money Market Fund,
                       3.18%                                $   187,798
 244,231         Dreyfus Preferred Money Market Fund,
                       3.18%                                    244,231
                                                            -----------
                                                            $   432,029
                                                            -----------


 Principal
Amount ($)                                                   Value
                  Tri-party Repurchase Agreements:
  665,671         Deutsche Bank, 2.5%, 7/1/08                $   665,671
1,877,978         Lehman Brothers, 2.65%, 7/1/08               1,877,978
                                                             -----------
                                                             $ 2,543,649
                                                             -----------
                  Other:
   77,828         ABS CFAT 2008-A A1, 3.005%,
                     4/27/09                                 $    77,828
                                                             -----------
                                                             $10,215,757
                                                             -----------
                  TOTAL TEMPORARY
                  CASH INVESTMENTS
                  (Cost $11,275,757)                         $11,275,757
                                                             -----------
                  TOTAL INVESTMENT IN
                  SECURITIES - 117.4%
                  (Cost $71,542,312) (a)                     $66,247,238
                                                             -----------
                  OTHER ASSETS AND
                  LIABILITIES - (17.4%)                      $(9,841,931)
                                                             -----------
                  TOTAL NET ASSETS - 100.0%                  $56,405,307
                                                             ===========

*      Non-income producing security.
(a) At June 30, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $71,695,884 was as follows:

       Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost           $ 3,112,070
       Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value            (8,570,716)
                                                                 -----------
       Net unrealized loss                                       $(5,458,646)
                                                                 ============

(b)    At June 30, 2008, the following securities were out on loan:


  Shares Security                                    Value
    500  IPC Holdings, Ltd.                        $ 13,275
  1,000  AK Steel Holding Corp.                      69,000
 11,700  Actuant Corp. (**)                         366,912
  7,000  Acuity Brands, Inc.                        336,560
  1,000  Air Methods Corp. *                         25,000
  8,800  The Andersons, Inc.                        358,248
  1,000  Basic Energy Services, Inc. *               31,500
 13,900  Big Lots, Inc. *                           434,236
 13,740  Cal-Maine Foods, Inc.                      453,283
  8,100  Chemed Corp.                               296,541
  8,216  Columbia Sportswear Co.                    301,938
 22,000  Delta Petroleum Corp.                      561,440
 10,100  Drew Industries, Inc.                      161,095
  6,300  Encore Wire Corp.                          133,497
 15,100  Fuller H.B. Co.                            338,844
  1,000  Granite Construction, Inc.                  31,530
 14,600  Great plans Energy, Inc.                   369,088
 15,500  Hni Corp.                                  273,730
 20,000  Hercules, Inc.                             338,600
    200  Home Properties, Inc.                        9,612
  7,000  iShares Cohen & Steers Realty Majors
          Index Exchange Traded Fund                522,970
  8,000  iShare Dow Jones U.S. Real Estate Index
          Exchange Traded Fund                      487,600
  8,500  J. Crew Group, Inc. *                      280,585
  9,600  Kinetic Concepts, Inc. *                   383,136
 33,400  Kulicke & Soffa, Inc. *                    243,486
 10,000  Nationwide Health Properties, Inc.         314,900
 34,000  Novatel Wireless, Inc.                     378,420

The accompanying notes are an integral part of these financial statements.    11

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

    Shares Security                                    Value
  25,000   Omnivision Technologies                  $  302,250
   2,400   Priceline.com, Inc.                         277,104
  14,250   Realty Income Corp.                         324,330
   5,000   DJ Wilshire Real Estate Trust Exchange
           Traded Fund                                 329,000
  19,500   Systemax, Inc. *                            344,175
  21,500   Time Warner Telecom *                       344,645
   2,000   United Therapeutics Corp. *                 195,500
  13,300   ViroPharma, Inc. *                          147,098
   5,000   Zoran Corp. *                                58,500
                                                    ----------
           Total                                    $9,837,628
                                                    ==========

(**)   Pending sale at June 30, 2008

(c)    Securities lending collateral is managed by Credit Suisse.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2008 aggregated $53,686,109 and $60,456,769, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.
Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

    Level 1 - quoted prices in active markets for identical securities
    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) The following is a summary of the inputs used as of June 30, 2008, in valuing the Portfolio's assets:


                                                    Investments      Other Financial
Valuation Inputs                                   in Securities       Instruments
------------------------------------------------------------------------------------
Level 1 - Quoted Prices                           $54,971,481               -
Level 2 - Other Significant Observable Inputs      11,265,757               -
Level 3 - Significant Unobservable Inputs                   -               -
                                                  -----------             ---
Total                                             $66,237,238               -
                                                  ===========             ===



12    The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Six Months
                                                                  Ended         Year
                                                                 6/30/08        Ended
Class I                                                        (unaudited)    12/31/07
Net asset value, beginning of period                           $  12.97      $ 17.92
                                                               --------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $   0.03      $  0.10
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions             (1.20)       (0.81)
                                                               ---------     -------
  Net increase (decrease) from investment operations           $  (1.17)     $ (0.71)
Distributions to shareowners:
 Net investment income                                            (0.07)       (0.13)
 Net realized gain                                                (1.76)       (4.11)
                                                               ---------      -------
 Net increase (decrease) in net asset value                    $  (3.00)     $ (4.95)
                                                               ---------      -------
 Net asset value, end of period                                $   9.97      $ 12.97
                                                               ========      =======
Total return*                                                     (9.63)%      (6.96)%
Ratio of net expenses to average net assets                        0.99%**      0.91%
Ratio of net investment income (loss) to average net assets        0.44%**      0.50%
Portfolio turnover rate                                             180%**       148%
Net assets, end of period (in thousands)                       $ 31,119      $39,076
Ratios with no waiver of fees and assumption of expenses
 by PIM:
 Net expenses                                                      0.99%**      0.91%
 Net investment income (loss)                                      0.44%**      0.50%



                                                                  Year        Year        Year         Year
                                                                 Ended       Ended        Ended       Ended
Class I                                                         12/31/06    12/31/05    12/31/04     12/31/03
Net asset value, beginning of period                            $ 16.19     $ 15.02     $ 12.50      $  9.23
                                                                -------     -------     -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $  0.10     $  0.05     $ (0.03)     $    --
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions              2.17        1.61        2.55         3.27
                                                                -------     -------     -------      -------
  Net increase (decrease) from investment operations            $  2.27     $  1.66     $  2.52      $  3.27
Distributions to shareowners:
 Net investment income                                            (0.02)         --          --           --
 Net realized gain                                                (0.52)      (0.49)         --           --
                                                                -------     -------     -------      -------
 Net increase (decrease) in net asset value                     $  1.73     $  1.17     $  2.52      $  3.27
                                                                -------     -------     -------      -------
 Net asset value, end of period                                 $ 17.92     $ 16.19     $ 15.02      $ 12.50
                                                                =======     =======     =======      =======
Total return*                                                     14.43%      11.39%      20.16%       35.43%
Ratio of net expenses to average net assets                        0.93%       1.15%       1.25%        1.25%
Ratio of net investment income (loss) to average net assets        0.89%       0.35%     (0.21)%        0.03%
Portfolio turnover rate                                              78%         38%         36%          74%
Net assets, end of period (in thousands)                        $55,670     $20,555     $17,993      $12,049
Ratios with no waiver of fees and assumption of expenses
 by PIM:
 Net expenses                                                      0.93%       1.15%       1.30%        2.40%
 Net investment income (loss)                                      0.89%       0.35%      (0.26)%      (1.12)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the net asset value at the end of each period.
**  Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    13

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Six Months
                                                                  Ended         Year
                                                                 6/30/08        Ended
Class II                                                       (unaudited)    12/31/07
Net asset value, beginning of period                           $  12.82      $ 17.76
                                                               --------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $   0.01      $  0.04
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions            ( 1.18)       (0.78)
                                                               ---------      -------
  Net increase (decrease) from investment operations           $  (1.17)     $ (0.74)
Distributions to shareowners:
 Net investment income                                            (0.03)       (0.09)
 Net realized gain                                                (1.76)       (4.11)
                                                               ---------      -------
 Net increase (decrease) in net asset value                    $  (2.96)     $ (4.94)
                                                               ---------      -------
 Net asset value, end of period                                $   9.86      $ 12.82
                                                               ========      =======
Total return*                                                     (9.72)%      (7.18)%
Ratio of net expenses to average net assets                        1.24%**      1.15%
Ratio of net investment income (loss) to average net assets        0.20%**      0.27%
Portfolio turnover rate                                             180%**       148%
Net assets, end of period (in thousands)                        $25,287      $30,667
Ratios with no waiver of fees and assumption of expenses
 by PIM:
 Net expenses                                                      1.24%**      1.15%
 Net investment income (loss)                                      0.20%**      0.27%



                                                                    Year           Year        Year        5/1/03 (a)
                                                                    Ended         Ended        Ended           to
Class II                                                          12/31/06       12/31/05    12/31/04       12/31/03
Net asset value, beginning of period                             $   16.07       $ 14.95     $ 12.47       $  9.11
                                                                 ---------       -------     -------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $    0.07       $  0.02     $ (0.03)      $    --
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions                 2.14          1.59        2.51          3.36
                                                                 ---------       -------     -------       -------
  Net increase (decrease) from investment operations             $    2.21       $  1.61     $  2.48       $  3.36
Distributions to shareowners:
 Net investment income                                               (0.00)(c)        --          --            --
 Net realized gain                                                  (0.52)         (0.49)         --            --
                                                                 ---------       -------     -------       -------
 Net increase (decrease) in net asset value                      $    1.69       $  1.12     $  2.48       $  3.36
                                                                 ---------       -------     -------       -------
 Net asset value, end of period                                  $   17.76       $ 16.07     $ 14.95       $ 12.47
                                                                 =========       =======     =======       =======
Total return*                                                        14.14%        11.10%      19.89%        36.88%(b)
Ratio of net expenses to average net assets                           1.21%         1.39%       1.54%         1.58%**
Ratio of net investment income (loss) to average net assets           0.58%         0.16%     (0.41)%        (0.15)%**
Portfolio turnover rate                                                 78%           38%         36%           74%
Net assets, end of period (in thousands)                         $  35,726       $21,700     $10,845     $   2,760
Ratios with no waiver of fees and assumption of expenses
 by PIM:
 Net expenses                                                         1.21%         1.39%       1.59%         2.65%**
 Net investment income (loss)                                         0.58%         0.16%      (0.46)%       (1.22)%**

(a)   Class II shares were first publicly offered on May 1, 2003.
(b)   Not annualized.
(c)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the net asset value at the end of each period.
**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


14    The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $9,837,628)
  (cost $71,542,312)                                                                  $ 66,247,238
 Cash                                                                                      112,802
 Receivables --
  Fund shares sold                                                                         284,709
  Dividends and interest                                                                    41,858
 Other                                                                                       1,636
                                                                                      ------------
   Total assets                                                                       $ 66,688,243
                                                                                      ------------
LIABILITIES:
 Payables --
  Fund shares repurchased                                                             $     24,659
  Upon return of securities loaned                                                      10,215,757
 Due to affiliates                                                                           5,655
 Accrued expenses                                                                           36,865
                                                                                      ------------
   Total liabilities                                                                  $ 10,282,936
                                                                                      ------------
NET ASSETS:
 Paid-in capital                                                                      $ 66,981,285
 Undistributed net net investment income                                                   231,701
 Accumulated net realized loss on investments and foreign currency transactions         (5,512,605)
 Net unrealized loss on investments                                                     (5,295,074)
                                                                                      ------------
   Total net assets                                                                   $ 56,405,307
                                                                                      ------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $31,118,635/3,122,234 shares)                                      $       9.97
                                                                                      ------------
 Class II (based on $25,286,672/2,565,555 shares)                                     $       9.86
                                                                                      ------------



The accompanying notes are an integral part of these financial statements.    15

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08


INVESTMENT INCOME:
 Dividends                                                                               $    374,194
 Interest                                                                                      21,411
 Income from securities loaned, net                                                            38,602
                                                                                         ------------
   Total investment income                                                                                  $    434,207
                                                                                                            ------------
EXPENSES:
 Management fees                                                                                            $    227,189
 Transfer agent fees and expenses
  Class I                                                                                                            748
 Distribution fees
  Class II                                                                                                        34,215
 Administrative fees                                                                                               6,816
 Custodian fees                                                                                                   31,204
 Professional fees                                                                                                19,538
 Printing expense                                                                                                  4,713
 Fees and expenses of nonaffiliated trustees                                                                       3,324
 Miscellaneous                                                                                                     5,812
                                                                                                            ------------
   Total expenses                                                                                           $    333,559
                                                                                                            ------------
    Net investment income                                                                                   $    100,648
                                                                                                            ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss on:
  Investments                                                                            $ (4,825,076)
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                          (1,618)      $ (4,826,694)
                                                                                         ------------       ------------
 Change in net unrealized loss on investments                                                               $ (1,932,544)
                                                                                                            ------------
  Net loss on investments and foreign currency transactions                                                 $ (6,759,238)
                                                                                                            ------------
  Net decrease in net assets resulting from operations                                                      $ (6,658,590)
                                                                                                           =============



16    The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08 and the Year Ended 12/31/07, respectively


                                                                                Six Months Ended
                                                                                    6/30/08           Year Ended
                                                                                  (unaudited)          12/31/07
FROM OPERATIONS:
Net investment income                                                            $     100,648      $     345,933
Net realized gain (loss) on investments and foreign currency transactions           (4,826,694)         7,784,840
Change in net unrealized loss on investments foreign currency transactions          (1,932,544)       (13,405,025)
                                                                                 -------------      -------------
 Net decrease in net assets resulting from operations                            $  (6,658,590)     $  (5,274,252)
                                                                                 -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.07 and $0.13 per share, respectively)                               $    (173,737)     $    (345,087)
 Class II ($0.03 and $0.09 per share, respectively)                                    (56,838)          (177,998)
Net realized gain:
 Class I ($1.76 and $4.11 per share, respectively)                                  (4,643,916)       (11,297,886)
 Class II ($1.76 and $4.11 per share, respectively)                                 (3,859,747)        (8,266,636)
                                                                                 -------------      -------------
  Total distributions to shareowners                                             $  (8,734,238)     $ (20,087,607)
                                                                                 -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                 $   5,262,412      $  10,345,335
Reinvestment of distributions                                                        8,734,239         20,087,607
Cost of shares repurchased                                                         (11,940,806)       (26,724,583)
                                                                                 -------------      -------------
 Net increase in net assets resulting from Portfolio share transactions          $   2,055,845      $   3,708,359
                                                                                 -------------      -------------
 Net decrease in net assets                                                      $ (13,336,983)     $ (21,653,500)
NET ASSETS:
Beginning of period                                                              $  69,742,290      $  91,395,790
                                                                                 -------------      -------------
End of period                                                                    $  56,405,307      $  69,742,290
                                                                                 =============      =============
Undistributed net investment income                                              $     231,701      $     361,628
                                                                                 =============      =============


                                    '08 Shares       '08 Amount        '07 Shares        '07 Amount
                                   (unaudited)      (unaudited)
CLASS I
Shares sold                           147,160      $  1,721,071           233,778      $   3,723,066
Reinvestment of distributions         463,682         4,817,654           785,626         11,642,973
Less shares repurchased              (501,306)       (5,992,387)       (1,113,791)       (17,436,445)
                                     --------      ------------        ----------      -------------
 Net increase (decrease)              109,536      $    546,338           (94,387)     $  (2,070,406)
                                     ========      ============        ==========      ==============
CLASS II
Shares sold                           290,409      $  3,541,341           429,235      $   6,622,269
Reinvestment of distributions         381,362         3,916,585           575,640          8,444,634
Less shares repurchased              (498,005)       (5,948,419)         (624,500)        (9,288,138)
                                     --------      ------------        ----------      -------------
 Net increase                         173,766      $  1,509,507           380,375      $   5,778,765
                                     ========      ============        ==========      =============


The accompanying notes are an integral part of these financial statements.    17

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Small Cap Value VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The investment objective of the Portfolio is to seek capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution expense rates and Class II shareowners have exclusive voting rights with respect to the distribution plans that have been adopted. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The Portfolio invests in small capitalization stocks. Small capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies. The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2008, there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes withheld on capital gains at the applicable country rates.

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates, or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2008, the Portfolio had no open futures contracts.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of June 30, 2008, the Portfolio had no open contracts.

E. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The Portfolio has elected to defer approximately $485,296 of capital losses recognized between November 1, 2007 and December 31, 2007 to its fiscal year ending December 31, 2008.

   The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the fiscal year ended December 31, 2007 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

--------------------------------------------------------------------------------

                                                                       2007
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                                                    $1,656,784
 Long-term capital gain                                             18,430,823
                                                                   -----------
   Total distributions                                             $20,087,607
                                                                   ===========
 Distributable Earnings:
 Undistributed ordinary income                                      $1,885,894
 Undistributed long-term gain                                        6,942,354
 Post-October loss deferred                                           (485,296)
 Unrealized depreciation                                            (3,526,102)
                                                                   -----------
   Total                                                            $4,816,850
                                                                    ==========



   The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales and tax basis adjustments on Real Estate Investment Trust (REIT) holdings.

F. Portfolio Shares

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------
   subsidiary of UniCredit S.p.A. (Unicredit), $209,232 in commissions on the sale of Trust shares for the six months ended June 30, 2008. Distribution fees are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.


   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.


G. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.


H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Portfolio's average daily net assets.

Through May 1, 2009, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses of the Portfolio to the extent required to reduce Class I expenses to 1.00% of the average daily net assets attributable to Class I shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,589 in management fees, administrative costs and certain other services payable to PIM at June 30, 2008.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,544 in transfer agent fees payable to PIMSS at June 30, 2008.


4. Distribution Plan
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $522 in distribution fees payable to PFD at June 30, 2008.

5. Commission Recapture and Expense Offset Arrangements
Effective July 15, 2005, the Portfolio has entered into commission recapture arrangements with brokers with whom PIM places trades on behalf of the Portfolio, where they provide services to the Portfolio in addition to trade execution. These services included payments of certain expenses on behalf of the Portfolio. For the six months ended June 30, 2008, expenses were not reduced under this agreement. In addition, the Portfolio has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Portfolio's total expenses due to

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

interest earned on cash held by PIMSS. For the six months ended June 30, 2008, the Portfolio's expenses were not reduced under such arrangements.

6. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

Results of Shareholder Meeting
At a special meeting held on May 13, 2008, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Variable Contracts Trust, as noted below) follows:
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                             For                Withhold         Abstain     Broker Non-Votes
-----------------------------------------------------------------------------------------------------------------
 Proposal 1 - To elect Trustees*
  John F. Cogan, Jr.                    164,711,851.194        5,285,114.254        0              0
  Daniel K. Kingsbury                   165,222,946.234        4,774,019.214        0              0
  David R. Bock                         164,963,647.028        5,033,318.420        0              0
  Mary K. Bush                          164,650,732.216        5,346,233.232        0              0
  Benjamin M. Friedman                  165,102,105.803        4,894,859.645        0              0
  Margaret B.W. Graham                  165,219,940.012        4,777,025.436        0              0
  Thomas J. Perna                       165,231,179.140        4,765,786.308        0              0
  Marguerite A. Piret                   165,180,443.253        4,816,522.195        0              0
  John Winthrop                         164,783,515.329        5,213,450.119        0              0
-----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                                                       For               Against            Abstain       Broker Non-Votes
--------------------------------------------------------------------------------------------------------------------------
 Proposal 2 - To approve an amendment to the
 Declaration of Trust*                            156,965,554.071      7,761,986.720      5,269,424.657        0
--------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
                                                      For               Against            Abstain        Broker Non-Votes
--------------------------------------------------------------------------------------------------------------------------
 Proposal 3A - To approve changes to the
 Portfolio's fundamental investment policy
 relating to borrowing money                      4,763,616.271        210,730.332        155,932.423           0
 Proposal 3B - To approve changes to the
 Portfolio's fundamental investment policy
 relating to underwriting                         4,802,359.307        157,320.066        170,599.653           0
 Proposal 3C - To approve changes to the
 Portfolio's fundamental investment policy
 relating to lending                              4,729,054.483        231,328.629        169,895.913           0
 Proposal 3D - To approve changes to the
 Portfolio's fundamental investment policy
 relating to issuing senior securities            4,767,057.128        185,362.389        177,859.509           0
 Proposal 3E - To approve changes to the
 Portfolio's fundamental investment policy
 relating to real estate                          4,765,012.417        196,036.754        169,229.856           0
 Proposal 3F - To approve changes to the
 Portfolio's fundamental investment policy
 relating to commodities                          4,787,182.565        173,177.628        169,918.833           0
 Proposal 3G - To approve changes to the
 Portfolio's fundamental investment policy
 relating to concentration                        4,807,698.431        153,532.392        169,048.202           0
 Proposal 3H - To approve changes to the
 Portfolio's fundamental investment policy
 relating to diversification                      4,810,019.947        154,745.366        165,513.713           0
--------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
                                                   For              Against            Abstain        Broker Non-Votes
--------------------------------------------------------------------------------------------------------------------------
 Proposal 4 - To approve an Amended and
 Restated Management Agreement with PIM         4,873,401.848        90,147.575        166,729.604          0
--------------------------------------------------------------------------------------------------------------------------



* Proposals 1 and 2 were voted on and approved by all series of Pioneer Variable Contracts Trust. Results reported above reflect the combined votes of all series of the Trust.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2007, in the second quintile of its Morningstar category for the three year period ended June 30, 2007, and in the third quintile of its Morningstar category for the five year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) After discussing the reasons for the Fund's short-term underperformance with PIM, the Trustees concluded that the investment performance of the Fund was satisfactory.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the first quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the third quintile relative to its Strategic Insight peer group.

The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Fund. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Fund and considered that, under the amended and restated investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients, including oversight of the Fund's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the Fund's average account size, the quality of services provided by PIM and the investment performance of the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Fund pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, the management fee rate paid by the Fund for the twelve months ended June 30, 2007 was in the first quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that, on a hypothetical basis, such fee would be in the first or second quintile relative to the peer group at higher asset levels. The Trustees also considered the relatively small size of the Fund compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust


Officers                                          Trustees
John F. Cogan, Jr., President                     John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President     David R. Bock
Mark E. Bradley, Treasurer                        Mary K. Bush
Dorothy E. Bourassa, Secretary                    Benjamin M. Friedman
                                                  Margaret B.W. Graham
                                                  Daniel K. Kingsbury
                                                  Thomas J. Perna
                                                  Marguerite A. Piret
                                                  John Winthrop


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19612-02-0808


                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST
                 Pioneer Strategic Income VCT Portfolio -- Class I and II Shares


                                                               SEMIANNUAL REPORT
                                                                   June 30, 2008


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio
  Portfolio and Performance Update                                    2
  Comparing Ongoing Portfolio Expenses                                3
  Portfolio Management Discussion                                     4
  Schedule of Investments                                             6
  Financial Statements                                               25
  Notes to Financial Statements                                      30
  Approval of Investment Advisory Agreement                          36
  Trustees, Officers and Service Providers                           39

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/08
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Corporate Bonds                             44.9%
U.S. Government Securities                       30.7%
Senior Floating Rate Loan Interests               6.3%
Foreign Government Bonds                          5.6%
Asset Backed Securities                           4.9%
Collateralized Mortgage Obligations               3.4%
Temporary Cash Investment                         2.5%
Municipal Bonds                                   1.1%
Convertible Corporate Bonds                       0.6%


Maturity Distribution
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

0-1 year                                         14.7%
1-3 years                                         9.1%
3-4 years                                        22.6%
4-6 years                                        37.2%
6-8 years                                        10.7%
8+ years                                          5.7%


Five Largest Holdings
(As a percentage of long-term holdings)*

1.        Government National Mortgage
            Association, 5.0%, 30 Year
            TBA                                    4.78%
2.        Government National Mortgage
            Association, 5.0%, 4/15/36             4.11
3.        Government of France, 3.75%
            4/25/17                                1.54
4.        Federal National Mortgage
            Association, 6.0%, 7/1/37              1.53
5.        U.S. Treasury Bonds, 4.375%,
            2/15/38                                1.00

*The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/08
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share      6/30/08       12/31/07
  Class I                     $ 10.61       $ 10.83
  Class II                    $ 10.61       $ 10.83


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 6/30/08)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.3738       $ 0.0157          $   -
  Class II                  $ 0.3608       $ 0.0157          $   -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Strategic Income VCT Portfolio at net asset value, compared to that of the Lehman Brothers U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line graph in the printed material]

               Pioneer                 Pioneer
               Srategic               Strategic                Lehman
                Income                  Income                Brothers
            VCT Portfolio,          VCT Portfolio,         U.S. Universal
                Class I                Class II                Index
7/99             10,000                 10,000                 10,000
6/01             10,913                 10,861                 11,652
6/03             14,225                 14,075                 13,995
6/05             16,929                 16,677                 15,186
6/07             18,560                 18,196                 16,149
6/08             19,691                 19,259                 17,153

Index comparison begins July 31, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2008)

--------------------------------------------------------------------------------
                                                 Class I     Class II*
--------------------------------------------------------------------------------
Life-of-Class
(7/29/99)*                                       7.89%       7.62%
5 Years*                                         6.72%       6.47%
1 Year                                           6.10%       5.84%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Class II shares commenced operations on May 1, 2003. Portfolio returns for Class II shares prior to May 1, 2003 are based on the performance of Class I shares, reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from January 1, 2008 through June 30, 2008.

Share Class                                         I               II
--------------------------------------------------------------------------
Beginning Account Value on 1/1/08              $ 1,000.00       $ 1,000.00
Ending Account Value on 6/30/08                $ 1,015.70       $ 1,014.50
Expenses Paid During Period*                   $     4.26       $     5.51

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% and 1.10% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2008 through June 30, 2008.


Share Class                                         I               II
--------------------------------------------------------------------------
Beginning Account Value on 1/1/08              $ 1,000.00       $ 1,000.00
Ending Account Value on 6/30/08                $ 1,020.64       $ 1,019.39
Expenses Paid During Period*                   $     4.27       $     5.52

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% and 1.10% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/08
--------------------------------------------------------------------------------

Problems that first surfaced in the subprime mortgage market during the second half of 2007 continued to roil capital markets in the first half of 2008. In a general investor flight to quality during this period, Treasuries and other high-quality bonds tended to hold up well, while corporate bonds and asset-backed securities underperformed. In the following interview, Kenneth J. Taubes and Andrew Feltus discuss the factors that influenced the performance of Pioneer Strategic Income VCT Portfolio during the six months ending June 30, 2008. Mr. Taubes, Head of U.S. Portfolio Management at Pioneer Investments, and Mr. Feltus, a portfolio manager in Pioneer's Fixed Income Group, are members of the team responsible for the daily management of the Portfolio.

Q:   How did the Portfolio perform during the first half of 2008?

A: Pioneer Strategic Income VCT Portfolio's Class I and II shares returned 1.57% and 1.45%, respectively, at net asset value for the six months ending June 30, 2008, while the benchmark U.S. Universal Bond Index returned 0.83%. During the same six months, the average return among the 60 variable annuity portfolios in Lipper's General Bond category was -0.31%.

Q: What were the principal factors affecting the Portfolio's performance during the six months?

A: The six months presented a challenging environment for investing in fixed-income securities with any credit risk, whether in the United States or overseas. The domestic economy, in particular, showed clear evidence of weakening, as growth decelerated, the housing industry continued to slump, unemployment increased and consumer confidence slipped. Rising oil and commodity prices also contributed to increased inflationary pressures, raising further concerns about rising prices at a time of economic weakness.

     Credit-sensitive investments had enjoyed a brief revival in the closing weeks of 2007. Credit markets had performed poorly during most of the second half because of fears emanating from weakness in the housing industry and problems in subprime mortgages. Those worries, which eroded confidence in the capital markets, resurfaced early in 2008 when investors again grew concerned about the potential effects that credit problems could have on the overall economy. Prices of corporate debt, especially high-yield corporate bonds, fell hard during the opening weeks of the new year. The U.S. Federal Reserve then moved aggressively to stabilize the markets. In two separate actions in the closing weeks of January, the nation's central bank lowered the key Fed funds rate by a total of 1.25 percentage points (125 basis points) to inject more liquidity into the financial markets. Despite those actions, investors' fears about the unrecognized risks of debt instruments held by major financial institutions persisted, and the volatility continued. The market turmoil climaxed in March when the Federal Reserve helped arrange the J.P. Morgan Chase acquisition of Bear Stearns, a major U.S. investment bank that was highly exposed to the mortgage problems. The rescue seemed to reassure the capital markets, and stocks as well as corporate bonds rallied through May. In June, apprehension about credit risk returned to the markets, again undermining the values of riskier asset classes, including stocks and corporate bonds. For most of the period, fears of a general economic weakening were concentrated principally on the United States. However, in the final weeks of the period, investors worried that economic problems could become more widespread, affecting the performance of foreign corporate bonds and emerging market debt. For the first three months of the period, major foreign currencies also appreciated against the U.S. dollar, adding to the advantages of investing overseas. The relative values of currencies became more stable in the final three months of the period.

     The underperformance by corporate bonds during the period came despite continued low relative default rates for high-yield bonds, both in the United States and overseas.

Q:   What were your principal strategies during the period?

A: We began 2008 with a defensive positioning, with less exposure to high-yield corporate bonds than has been traditional in your Portfolio and with greater exposure to Treasuries. We then became less defensive as we sought to take advantage of more attractive relative values created by the market downturn. We added to our high-yield positions for most of the period. We believed that after underperformance by corporate securities, the yield spreads between Treasuries and corporate securities had widened to levels at which high-yield bonds were selling at prices disproportionately low in relation to their risks. In addition, while we saw evidence of economic weakening, we did not believe the economy was heading toward a deep recession. We thought that non-Treasuries were being sold at prices that compensated investors for the risks. The Portfolio's positions in below-investment grade debt rose from approximately 33% of Portfolio assets at the start of the period to 40.3% of assets on June 30, 2008. The exposure included about 6.5% of assets invested in bank loans, which we thought were attractively priced. As we increased the Portfolio's investments in high-yield corporates, we reduced our holdings in Treasuries, including Treasury Inflation Protected Securities (TIPS), from 15.54% of assets to 1.8% of assets at the end of the period. We also lowered the Portfolio's exposure to foreign currencies over the six months from 9.5% of assets to approximately 3.4%. We thought the U.S. dollar now was more attractively priced against other currencies.

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investments in high yield or lower-rated securities are subject to greater-than-average risk. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     On June 30, 2008, the average credit quality of the Portfolio's debt investments was BBB, and effective duration - a measure of a bond's price sensitivity to changes in interest rates - was 4.15 years. Average maturity of Portfolio holdings was 6.84 years.

Q: What types of investments most influenced performance during the six months?

A: The Portfolio's defensive positioning early in the period helped performance in a challenging environment, with our investments in Treasuries being the most notable contributors to total return performance. Investments in foreign-denominated bonds also helped during the first quarter of the year, as the euro and the Japanese yen both hit their peak values at the end of March 2008. Although high-yield bonds in general underperformed, the Portfolio did have some holdings that proved exceptions to the general rule. The Portfolio's investment in Alltel Wireless bonds appreciated in value when the company was sold to Verizon. We took profits and sold the securities during the period. The Portfolio also had a position in bonds of Ventas Realty, a real estate investment trust. Those bonds gained in value during the period when they were upgraded in their quality ratings as the company sold additional equity.

     Because of the widespread risk aversion in capital markets, any investments in non-Treasuries underperformed during the period. In addition, debt offerings of several financial services companies performed particularly poorly. These include bonds of CIT, a company involved in home mortgages and other consumer financing. The investment-grade bonds of banks PNC, Wells Fargo and Washington Mutual also produced disappointing results in the market downturn. The Portfolio did have one small position in a bond of Ainsworth Lumber that defaulted near the end of the period. However, we bought the securities at a very low price. As the company goes through a restructuring, we believe there is value in the bonds that should eventually be recognized.

     In the final month of the period, Fannie Mae and Freddie Mac, the two largest mortgage institutions in the United States, came under pressure from the continuing fallout over subprime mortgages. The Portfolio had no investments in direct obligations of either Fannie Mae or Freddie Mac. The Portfolio did have positions in mortgage-backed securities that were backed by high-quality assets in addition to having guarantees from Fannie Mae or Freddie Mac. These investments had a positive influence on Portfolio results, as they outperformed government agency securities and kept pace with corporates.

Q:   What is your investment outlook?

     A: We believe the U.S. economy, while weakening, is not likely to fall into a major recession. The Federal Reserve's efforts to inject liquidity into the markets should eventually be felt, while federal tax rebates should give some confidence to consumers. Despite all the problems in the capital markets, corporate profitability has in general been good, due in large part to the weak dollar. The rate of growth of profits, though, has slowed somewhat. Rising oil and food prices have raised concerns about inflationary pressures, with the concerns more noticeable overseas than in the United States. However, we don't think inflation will rise to become a major threat to the economy, and we do not think the Federal Reserve's monetary policies have been too accommodative.

     The Portfolio's defensive position last year allowed it to perform strongly, both last year and into this year. Given the attractive valuation of non-Treasury bonds, we have steadily increased the Portfolio's position in corporate and mortgage bonds. We believe our greater exposure to corporate bonds should help performance as economic conditions eventually begin improving and the market again recognizes the values in corporate bonds.



     Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------


 Principal    Floating   S&P/Moody's
Amount ($)    Rate (c)   Ratings                                                                                     Value
                                         CONVERTIBLE CORPORATE BONDS - 0.6%
                                         Capital Goods - 0.3%
                                         Trading Companies & Distributors - 0.3%
   275,000                 B/NR          Wesco Distribution, Inc., 1.750%, 11/15/26                            $   229,969
                                                                                                               -----------
                                         Total Capital Goods                                                   $   229,969
                                                                                                               -----------
                                         Transportation - 0.3%
                                         Marine - 0.3%
   335,000                 B/B3          Horizon Lines, Inc., 4.25%, 8/15/12                                   $   260,044
                                                                                                               -----------
                                         Total Transportation                                                  $   260,044
                                                                                                               -----------
                                         TOTAL CONVERTIBLE CORPORATE BONDS
                                         (Cost $489,711)                                                       $   490,013
                                                                                                               -----------
    Shares
                                         COMMON STOCK - 0.0%
                                         Transportation - 0.0%
                                         Trucking - 0.0%
     2,458                               Northwest Airlines, Inc.*(b)                                          $    16,370
                                                                                                               -----------
                                         Total Transportation                                                  $    16,370
                                                                                                               -----------
                                         TOTAL COMMON STOCK
                                         (Cost $78,683)                                                        $    16,370
                                                                                                               -----------
 Principal
Amount ($)
                                         ASSET BACKED SECURITIES - 4.9%
                                         Energy - 0.4%
                                         Oil & Gas Equipment & Services - 0.4%
   260,000                 A/Aa3         Nakilat, Inc., 6.267% 12/31/33 (144A)                                 $   230,958
   100,000      7.74       NR/NR         Sevan Marine ASA, Floating Rate Note, 5/14/13 (144A)                       93,000
                                                                                                               -----------
                                                                                                               $   323,958
                                                                                                               -----------
                                         Total Energy                                                          $   323,958
                                                                                                               -----------
                                         Consumer Services - 0.3%
                                         Restaurants - 0.3%
   300,000                 BB/Ba3        Dunkin Brands Master Finance LLC, 8.28%, 6/20/31 (144A)               $   259,480
                                                                                                               -----------
                                         Total Consumer Services                                               $   259,480
                                                                                                               -----------
                                         Food & Drug Retailing - 0.4%
                                         Food Retail - 0.4%
   355,000                 BB/Aaa        Dominos Pizza Master Issuer LLC, 7.629%, 4/25/37                      $   275,125
                                                                                                               -----------
                                         Total Food & Drug Retailing                                           $   275,125
                                                                                                               -----------
                                         Banks - 1.0%
                                         Thrifts & Mortgage Finance - 1.0%
   113,881      3.08       AA+/Aa1       ACE 2004-HE4 M1, Floating Rat Note, 12/25/34                          $    91,608
   100,000      2.58       AAA/Aaa       Carrington Mortgage Services LLC, Floating Rate Note, 10/25/36             95,254
   145,000      2.63       AAA/Aaa       CMLTI 2006-WFH2 A2A, Floating Rate Note, 8/25/36                          135,621
   258,000      2.90       AA+/Aa1       Countrywide Asset Backed Certificate, Floating Rate Note, 8/25/35         233,151
   206,583      2.83       AAA/Aaa       Lehman XS Trust., Floating Rate Note, 12/25/35                            121,066
    98,284      2.68       AAA/Aaa       Residential Asset Mortgage, Products, Inc., Floating Rate Note,
                                         3/25/36                                                                    93,884
                                                                                                               -----------
                                                                                                               $   770,584
                                                                                                               -----------
                                         Total Banks                                                           $   770,584
                                                                                                               -----------

6    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   Principal    Floating   S&P/Moody's
  Amount ($)    Rate (c)   Ratings                                                                                     Value
                                           Diversified Financials - 1.7%
                                           Consumer Finance - 0.1%
     100,000      2.92       AA+/Aa1       RASC 2005-KS7 M1, Floating Rate Note, 8/25/35                         $    84,599
DKK   13,460                 AAA/Aaa       Realkredit Denmark, 7.0%, 10/1/32                                           2,952
                                                                                                                 -----------
                                                                                                                 $    87,551
                                                                                                                 -----------
                                           Investment Banking & Brokerage - 0.6%
     295,000      2.90       AA+/Aa1       GSAMP Trust, Floating Rate Note, 11/25/35                             $   240,668
     111,796      2.91       AA/Aa2        GSAMP Trust, Floating Rate Note, 3/25/35                                   98,568
     120,000      2.64       AAA/Aa1       MLMI 2006-AR1 A2C, Floating Rate Note, 3/25/37                             96,826
                                                                                                                 -----------
                                                                                                                 $   436,062
                                                                                                                 -----------
                                           Diversified Financial Services - 0.7%
     140,000      2.99       AA+/Aa1       Countrywide Asset Backed Certificates, Floating Rate Note,
                                           11/25/35                                                              $   126,922
      37,663      2.67       AAA/Aaa       FFML 2006-FF4 A2, Floating Rate Note, 3/25/36                              35,697
      16,844      3.02       AAA/Aaa       First Franklin Mortgage Loan Asset, Backed Certificate, Floating Rate
                                           Note, 9/24/34                                                              15,074
     144,038                 BBB+/Baa2     PF Export Receivable Master Trust, 6.436%, 6/1/15 (144A)                  142,036
     171,334                 BBB/Baa2      Power Receivables Finance LLC, 6.29%, 1/1/12 (144A)                       175,282
                                                                                                                 -----------
                                                                                                                 $   495,011
                                                                                                                 -----------
                                           Specialized Finance - 0.3%
     100,000      4.13       AA-/Baa3      Aegis Asset Backed Securities, Floating Rate Note, 1/25/34            $    58,273
     224,000      4.68       3/Baa3        Alfa Div Payment Rights Fin, Floating Rate Note, 12/15/11 (144A)          212,800
                                                                                                                 -----------
                                                                                                                 $   271,073
                                                                                                                 -----------
                                           Total Diversified Financials                                          $ 1,289,697
                                                                                                                 -----------
                                           Utilities - 0.8%
                                           Electric Utilities - 0.8%
     163,505                 BB/Ba2        FPL Energy Wind Funding LLC, 6.876%, 6/27/17 (144A)                   $   163,505
     338,987                 NR/NR         Ormat Funding Corp., 8.25%, 12/30/20                                      333,902
     167,651      7.00       BB/Ba2        Tenaska Alabama Partners LP, 7.0%, 6/30/21 (144A)                         158,392
                                                                                                                 -----------
                                                                                                                 $   655,799
                                                                                                                 -----------
                                           Total Utilities                                                       $   655,799
                                                                                                                 -----------
                                           Government - 0.3%
                                           Government - 0.3%
     216,459                 BBB-/Ba2      Republic of Columbia, 9.75%, 4/9/2011                                 $   234,317
                                                                                                                 -----------
                                           Total Government                                                      $   234,317
                                                                                                                 -----------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $3,996,243)                                                     $ 3,808,960
                                                                                                                 -----------
                                           COLLATERALIZED MORTGAGE OBLIGATIONS - 3.4%
                                           Materials - 0.4%
                                           Forest Products - 0.4%
     365,000                 BB/Ba2        TSTAR 2006-1 F, 7.5296%, 10/15/36 (144A)                              $   284,700
      40,000                 AAA/Aaa       TSTAR 2006-1A A, 5.668%, 10/15/36                                          37,800
                                                                                                                 -----------
                                                                                                                 $   322,500
                                                                                                                 -----------
                                           Total Materials                                                       $   322,500
                                                                                                                 -----------

The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


 Principal    Floating   S&P/Moody's
Amount ($)    Rate (c)   Ratings                                                                                     Value
                                         Banks - 1.6%
                                         Thrifts & Mortgage Finance - 1.6%
   160,000      2.87       AAA/Aaa       Adjustable Rate Mortgage Trust, Floating Rate Note, 6/25/35           $   124,116
   336,854                 AAA/Aaa       Chase Mortgage Finance Corp., 5.5%, 5/25/37                               331,710
   139,087      2.85       AAA/Aaa       DSLA 2005-AR6 2A1C, Floating Rate Note, 10/19/45                           80,178
    53,528      2.83       AAA/Aaa       Global Tower Partners Acquisition, Floating Rate Note, 10/25/44            45,655
    39,504      3.12       AAA/Aaa       Impac Cmb Trust, Floating Rate Note, 9/25/34                               35,040
   312,240                 AAA/Aaa       JP Morgan Mortgage Trust, 6.0% 8/25/34                                    297,799
   185,683      2.74       AAA/Aaa       Luminent Mortgage Trust, Floating Rate Note, 7/25/36                       73,136
   110,000                 NR/Ba2        SBA CMBS Trust, 6.904%, 11/15/36                                           98,836
    53,528      2.83       AAA/Aaa       WAMU Mortgage Pass-Through Certificate, Floating Rate Note,
                                         10/25/44                                                                   45,534
   227,307      2.71       AAA/Aaa       WAMU Mortgage Pass-Through Certificate, Floating Rate Note,
                                         4/25/45                                                                   178,608
                                                                                                               -----------
                                                                                                               $ 1,310,612
                                                                                                               -----------
                                         Total Banks                                                           $ 1,310,612
                                                                                                               -----------
                                         Diversified Financials - 1.4%
                                         Diversified Financial Services - 1.4%
   100,000                 BBB/Baa2      American Tower Trust, 5.9568%, 4/15/37                                $    88,690
     6,611      7.28       AAA/Aaa       Countrywide Home Loans, Floating Rate Note, 9/25/33                         6,682
    45,754      3.13       AA/A2         CS First Boston Mortgage Security, Floating Rate Note, 9/25/34             37,994
    80,000                 NR/Ba1        Global Signal, Inc., 7.036%, 2/15/36 (144A)                                72,647
   189,640                 AAA/NR        J.P. Morgan Alternative Loan Trust, 6%, 3/25/36                           177,611
   372,569                 AAA/AAA       Mastr Alternative Loans Trust, 6.0%, 7/25/34                              346,024
   194,573                 AAA/Aaa       Residential Funding Mortgage Securities I, Inc., 5.5%, 11/25/35           191,841
   155,000                 NR/Ba2        Tower 2004-2A F, 6.376%, 12/15/14                                         133,068
                                                                                                               -----------
                                                                                                               $ 1,054,557
                                                                                                               -----------
                                         Specialized Finance - 0.0%
    12,936      3.08       AAA/Aaa       INDEX 2004-AR1 2A, Floating Rate Note, 4/25/34                        $    11,808
                                                                                                               -----------
                                         Total Diversified Financials                                          $ 1,066,365
                                                                                                               -----------
                                         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                         (Cost $2,807,199)                                                     $ 2,699,477
                                                                                                               -----------
                                         CORPORATE BONDS - 45.3%
                                         Energy - 5.3%
                                         Coal & Consumable Fuels - 0.6%
   500,000                 B+/B2         Massey Energy Co., 6.875%, 12/15/13                                   $   487,500
                                                                                                               -----------
                                         Oil & Gas Drilling - 0.4%
   267,603                 NR/NR         DDI Holding AS, 9.3%, 1/19/12 (144A)                                  $   266,265
    66,962                 NA/NA         DDI Holdings AS, 9.3%, 4/23/12 (144A)                                      65,710
                                                                                                               -----------
                                                                                                               $   331,975
                                                                                                               -----------
                                         Oil & Gas Equipment & Services - 0.5%
   225,000                 BB-/B2        Complete Production Service, Inc., 8.0%, 12/15/16                     $   224,719
   110,000                 A+/Aa2        Nakilat, Inc., 6.067% 12/31/33 (144A)                                      97,287
   100,000                 NA/NA         White Pine Hydro Portfolio LLC, 7.26%, 7/20/15                             95,098
                                                                                                               -----------
                                                                                                               $   417,104
                                                                                                               -----------

8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Principal    Floating   S&P/Moody's
   Amount ($)    Rate (c)   Ratings                                                                                  Value
                                            Oil & Gas Exploration & Production - 2.8%
      210,000                 B/B3          Baytex Energy, Ltd., 9.625%, 7/15/10                               $   214,200
      145,000                 BBB/Baa2      Canadian Natural Resources, Ltd., 5.9%, 2/1/18                         144,072
      231,149                 BBB+/NR       Gazprom International SA, 7.201%, 2/01/20                              230,571
      170,000                 CCC+/Caa1     Harvest Operations Corp., 7.875%, 10/15/11                             161,500
      165,000                 BB-/B3        Hilcorp Energy Co., 7.75%,11/1/15 (144A)                               158,400
      170,000                 BBB-/Baa3     Panoche Energy LLC, Center 6.885%, 7/31/29 (144A)                      174,624
      300,000                 B/Caa1        Parallel Petroleum Corp., 10.25%, 8/1/14                               300,750
NOK   500,000                 NR/NR         Petromena AS, 9.75%, 5/24/12 (144A)                                     96,277
      200,000                 B/B2          Quicksilver Resources, Inc., 7.125%, 4/1/16                            186,250
      200,000                 B/B3          Sandridge Energy, Inc., 8.625, 4/1/15 (144A)                           205,000
      150,000      6.32       B/B3          Sandridge Energy, Inc., Floating Rate Note, 4/1/14 (144A)              147,202
       45,000                 BB+/Ba2       Southern Star Central Corp., 6.75%, 3/1/16                              42,750
       97,507                 BBB-/Baa3     Tengizchevroil LLP, 6.124%, 11/15/14 (144A)                             93,850
                                                                                                               -----------
                                                                                                               $ 2,155,446
                                                                                                               -----------
                                            Oil & Gas Refining & Marketing - 0.1%
      125,000                 B+/Ba3        Verasun Energy Corp., 9.875%, 12/15/12 (b)                         $   109,844
                                                                                                               -----------
                                            Oil & Gas Storage & Transportation - 0.8%
      105,000                 BBB/Baa2      Buckeye Partners LP, 6.05%, 1/15/18                                $   103,063
       30,000                 B+/B1         Copano Energy LLC, 8.125%, 3/1/16                                       30,150
       75,000                 B+/B1         Inergy LP, 8.25%, 3/1/16                                                73,875
      215,000                 BBB-/Baa3     NGPL Pipeco LLC, 6.514%, 12/15/12 (144A)                               218,281
      260,000                 B+/B1         Transport De Gas Del Sur SA, 7.875%, 5/14/17 (144A)                    200,200
                                                                                                               -----------
                                                                                                               $   625,569
                                                                                                               -----------
                                            Total Energy                                                       $ 4,127,438
                                                                                                               -----------
                                            Materials - 4.1%
                                            Aluminum - 0.9%
       95,000                 B-/B3         Aleris International, Inc., 9.0%, 12/15/14                         $    75,644
      205,000                 B+/B1         Asia Aluminum Holdings, 8.0%, 12/23/11 (144A)                          194,750
      225,000                 CCC+/B3       CII Carbon LLC, 11.125%, 11/15/15                                      221,625
       75,000      6.83       B-/B3         Noranda Aluminum Acquisition Corp., Floating Rate Note, 5/15/15         64,688
      140,000                 B/B3          Novelis, Inc., 7.25%, 02/15/15                                         132,300
                                                                                                               -----------
                                                                                                               $   689,007
                                                                                                               -----------
                                            Commodity Chemicals - 0.6%
      110,000                 B/B3          Arco Chemical Co., 9.8%, 2/1/20                                    $    87,450
      420,000                 CCC/Caa1      Georgia Gulf Corp., 9.50%, 10/15/14 (b)                                313,950
      100,000                 NA/NA         Kronos International, Inc., 6.5%, 4/15/13                              105,518
                                                                                                               -----------
                                                                                                               $   506,918
                                                                                                               -----------
                                            Construction Materials - 0.1%
      120,000                 B/B3          U.S. Concrete, Inc., 8.375%, 4/1/14                                $   106,500
                                                                                                               -----------
                                            Diversified Chemical - 0.6%
      130,000                 B-/B3         Basell Finance Co., 8.1%, 3/15/27 (144A)                           $    78,000
EURO  225,000                B-/B2         Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)                       229,444
EURO  145,000                B-/B2         Nell AF Sarl, 8.375%, 8/15/15 (144A)                                   147,864
                                                                                                               -----------
                                                                                                               $   455,308
                                                                                                              -----------

The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


 Principal    Floating   S&P/Moody's
Amount ($)    Rate (c)   Ratings                                                                                     Value
                                         Diversified Metals & Mining - 0.3%
    70,000                 B-/B3         American Rock Salt Co., LLC, 9.5%, 3/15/14                            $    73,500
   100,000      5.88       BB/Ba3        Freeport McMoran Copper & Gold, Inc., Floating Rate Note, 4/1/15           98,889
   100,000                 BBB/Baa3      Vale Overseas, Ltd., 6.25%, 1/11/16                                        97,672
                                                                                                               -----------
                                                                                                               $   270,061
                                                                                                               -----------
                                         Forest Products - 0.1%
   205,000                 CC/Ca         Ainsworth Lumber Co., Ltd., 7.25%, 10/1/12 (b)                        $    94,300
                                                                                                               -----------
                                         Metal & Glass Containers - 0.1%
    65,000                 NR/(P)B       Consol Glass, Ltd, 7.625%, 4/15/14 (144A)                             $    77,800
                                                                                                               -----------
                                         Paper Packaging - 0.8%
   415,000                 CCC+/Caa1     Graham Packaging Co., 8.5%, 10/15/12                                  $   393,213
   205,000                 B-/B3         Graphic Packaging Co., 9.5%, 8/15/13                                      195,775
                                                                                                               -----------
                                                                                                               $   588,988
                                                                                                               -----------
                                         Steel - 0.5%
   225,000                 BBB+/Baa2     ArcelorMittal, 6.125%, 6/1/18 (144A)                                  $   219,883
   140,000                 BB-/Ba3       Evraz Group SA, 8.875%, 4/24/13 (144A)                                    140,168
                                                                                                               -----------
                                                                                                               $   360,051
                                                                                                               -----------
                                         Total Materials                                                       $ 3,148,933
                                                                                                               -----------
                                         Capital Goods - 2.5%
                                         Construction & Engineering - 0.2%
   160,000                 BB-/Ba3       Dycom Industries, Inc., 8.125%, 10/15/15                              $   153,600
                                                                                                               -----------
                                         Construction & Farm Machinery & Heavy Trucks - 0.6%
   130,000                 B+/B2         Commercial Vehicle Group, Inc., 8.0%, 7/1/13                          $   112,775
   270,000                 B/B2          Greenbrier Co., Inc., 8.375%, 5/15/15                                     257,175
    65,000                 B-/Caa1       Titan Wheel International, Inc., 8.0%, 1/15/12                             63,700
                                                                                                               -----------
                                                                                                               $   433,650
                                                                                                               -----------
                                         Electrical Component & Equipment - 0.5%
   170,000                 B/B3          Baldor Electric Co., 8.625%, 2/15/17                                  $   170,850
   245,000                 NA/B3         Caiua Serv Electricidad, 11.125%, 4/2/49 (144A)                           235,200
                                                                                                               -----------
                                                                                                               $   406,050
                                                                                                               -----------
                                         Industrial Machinery - 0.8%
   150,000                 BB-/B1        Gardner Denver, Inc., 8.0%, 5/1/13 (144A)                             $   149,250
   285,000                 NR/NR         Mueller Industries, Inc., 6.0%, 11/1/14                                   257,925
   300,000                 B/B3          Mueller Water Products, Inc., 7.375%, 6/1/17                              256,500
                                                                                                               -----------
                                                                                                               $   663,675
                                                                                                               -----------
                                         Trading Companies & Distributors - 0.4%
   325,000                 BBB/Baa2      Glencore Funding LLC, 6.0%, 4/15/14 (144A)                            $   310,456
                                                                                                               -----------
                                         Total Capital Goods                                                   $ 1,967,431
                                                                                                               -----------
                                         Commercial Services & Supplies - 0.8%
                                         Diversified Commercial Services - 0.8%
    50,000                 BB-/Ba2       FTI Consulting, Inc., 7.75%, 10/1/16                                  $    51,250
   500,000      7.55       B-/B3         NCO Group, Inc., Floating Rate Note, 11/15/13                             401,250
   145,000                 B-/B3         Park-Ohio Industries, Inc., 8.375%, 11/15/14                              116,000
                                                                                                               -----------
                                                                                                               $   568,500
                                                                                                               -----------
                                         Environmental & Facilities Services - 0.0%
    37,000                 BB-/Ba3       Clean Harbors, Inc., 11.25%, 7/15/12 (144A)                           $    39,174
                                                                                                               -----------
                                         Total Commercial Services & Supplies                                  $   607,674
                                                                                                               -----------

10   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Principal    Floating   S&P/Moody's
   Amount ($)    Rate (c)   Ratings                                                                                  Value
                                            Transportation - 1.6%
                                            Air Freight & Couriers - 0.3%
EURO  210,000                 B-/B2e        Ceva Group Plc, 8.5%, 12/1/14 (144A)                               $   236,472
                                                                                                               -----------
                                            Marine - 0.3%
       85,000                 BB+/NR        CMA CGM SA, 7.25%, 2/1/13 (144A) (b)                               $    81,175
      120,000                 BB-/Ba3       Stena AB, 6.125%, 2/1/17 (144A)                                        145,521
                                                                                                               -----------
                                                                                                               $   226,696
                                                                                                               -----------
                                            Railroads - 0.9%
      140,000                 BBB/Baa1      Burlington Sante Fe Corp., 5.75%, 3/15/08                          $   136,837
      225,000                 BB-/B2        Kansas City Southern, 8.0%, 6/1/15                                     228,375
      220,000                 BB-/B1        Kansas City Southern de Mexico, 7.375%, 6/1/14                         213,400
       95,000                 BB-/B1        Kansas City Southern de Mexico, 7.625%, 12/1/13                         92,150
                                                                                                               -----------
                                                                                                               $   670,762
                                                                                                               -----------
                                            Trucking - 0.1%
      130,000                 B-/Caa1       Allison Transmission, Inc., 11.0%, 11/1/15 (144A) (b)              $   116,350
                                                                                                               -----------
                                            Total Transportation                                               $ 1,250,280
                                                                                                               -----------
                                            Automobiles & Components - 0.4%
                                            Auto Parts & Equipment - 0.4%
      155,000                 B-/B3         Cooper Standard Automotive, Inc., 7.0%, 12/15/12                   $   129,425
      205,000                 B+/B3         Lear Corp., 8.75%, 12/1/16                                             159,900
                                                                                                               -----------
                                                                                                               $   289,325
                                                                                                               -----------
                                            Total Automobiles & Components                                     $   289,325
                                                                                                               -----------
                                            Consumer Durables & Apparel - 2.0%
                                            Footwear - 0.4%
      140,000                 BB-/B1        Brown Shoe Co., Inc., 8.75%, 5/1/12                                $   139,300
      135,000      8.21       BB-/B2        Edcon Proprietary, Ltd., Floating Rate Note, 6/15/14 (144A)            139,261
                                                                                                               -----------
                                                                                                               $   278,561
                                                                                                               -----------
                                            Homebuilding - 1.1%
      140,000                 BBB-/BBB-     C10 Capital SPV, Ltd., Floating Rate Note, 12/31/49                $   128,558
      170,000      6.64       BBB-/NR       C8 Capital SPV, Ltd., Floating Rate Note, 12/31/49 (b)                 157,576
      190,000                 B+/B1         KB Home, 7.75% 2/1/10                                                  193,667
      318,000                 BB-/B1        Meritage Homes Corp., 6.25%, 3/15/15                                   254,400
      130,000                 BB-/Ba3       Urbi Desarrollos Urbanos SA, 8.5%, 4/19/16 (144A)                      133,900
                                                                                                               -----------
                                                                                                               $   868,101
                                                                                                               -----------
                                            Household Appliances - 0.3%
      280,000                 BBB/Baa2      Whirlpool Corp., 5.5%, 3/1/13                                      $   276,699
                                                                                                               -----------
                                            Housewares & Specialties - 0.2%
      200,000                 CCC+/Caa1     Yankee Acquisition Corp., 9.75%, 2/15/17                           $   144,000
                                                                                                               -----------
                                            Total Consumer Durables & Apparel                                  $ 1,567,361
                                                                                                               -----------
                                            Consumer Services - 2.1%
                                            Casinos & Gaming - 1.9%
      310,000                 B/B2          Codere Finance SA, 8.25%, 6/15/15 (144A)                           $   414,987
      325,000      8.25       AAA/Aaa       Lottomatica Spa, Floating Rate Note, 3/31/66 (144A)                    463,679
      105,000                 BB+/Ba2       Mashantucket Pequot Tribe, 8.5%, 11/15/15 (144A)                        92,663
      115,000                 B/B3e         Peermont Global, Ltd., 7.75%, 4/30/14 (144A)                           143,985
      225,000                 B-/Caa1       Station Casinos, Inc., 6.625%, 3/15/18                                 120,375
EURO  125,000                 NR/B          Unibet Group Plc, 9.7%, 12/21/10                                       200,800
                                                                                                               -----------
                                                                                                               $ 1,436,489
                                                                                                               -----------

The accompanying notes are an integral part of these financial statements.   11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


 Principal    Floating   S&P/Moody's
Amount ($)    Rate (c)   Ratings                                                                                     Value
                                         Education Services - 0.2%
   160,000                 AAA/Aaa       President & Fellows of Harvard, 3.7%, 4/1/13                          $   158,624
                                                                                                               -----------
                                         Leisure Facilities - 0.0%
    55,000                 B/B3          Firekeepers Development Authority, 13.875%, 5/1/15 (144A)             $    53,763
                                                                                                               -----------
                                         Total Consumer Services                                               $ 1,648,876
                                                                                                               -----------
                                         Media - 1.7%
                                         Broadcasting & Cable TV - 1.4%
   250,000                 B/B1          C&M Finance, Ltd., 8.1%, 2/1/16 (144A)                                $   253,125
   195,000                 BBB+/Baa1     Grupo Telivisa SA, 6.0%, 5/15/18 (144A)                                   189,645
   310,000                 B-/B2         Kabel Deutschland GMBH, 10.625%, 7/1/14                                   316,975
   340,000                 CCC/B3        Univision Communications, Inc., 9.75%, 3/15/15 PIK (144A) (b)             249,900
                                                                                                               -----------
                                                                                                               $ 1,009,645
                                                                                                               -----------
                                         Publishing - 0.3%
   330,000                 B/B2          Sheridan Acquisition Corp., 10.25%, 8/15/11                           $   303,600
                                                                                                               -----------
                                         Total Media                                                           $ 1,313,245
                                                                                                               -----------
                                         Retailing - 0.4%
                                         Automotive Retail - 0.1%
   115,000                 BB+/Ba2       Autonation, Inc., 7.0%, 4/15/14                                       $   102,350
                                                                                                               -----------
                                         General Merchandise Stores - 0.1%
   130,000                 CCC+/Caa1     Central Garden & Pet Co., 9.125%, 2/1/13 (b)                          $   113,100
                                                                                                               -----------
                                         Specialty Stores - 0.2%
   135,000                 B-/B3         Sally Holdings, Inc., 9.25%, 11/15/14 (144A)                          $   129,600
                                                                                                               -----------
                                         Total Retailing                                                       $   345,050
                                                                                                               -----------
                                         Food, Beverage & Tobacco - 1.4%
                                         Agricultural Products - 0.4%
   175,000                 A/A2          Cargill, Inc., 5.2%, 1/22/13 (144A)                                   $   173,320
   130,000                 BB/Ba2        Cosan Finance, Ltd., 7.0%, 2/1/17 (144A) (b)                              124,800
                                                                                                               -----------
                                                                                                               $   298,120
                                                                                                               -----------
                                         Brewers - 0.5%
    68,000                 B+/Ba3        Cerveceria Nacio, 8.0% 3/27/14 (144A)                                 $    70,040
    80,000                 BBB/Baa1      Cia Brasileira de Bebida, 10.5%, 12/15/11                                  91,400
   220,000                 BBB/Baa1      Cia Brasileira de Bebida, 8.75%, 9/15/13                                  248,600
                                                                                                               -----------
                                                                                                               $   410,040
                                                                                                               -----------
                                         Distillers & Vintners - 0.4%
   290,000                 BB-/Ba3       Constellation Brands, Inc., 8.375%, 12/15/14                          $   293,625
                                                                                                               -----------
                                         Tobacco - 0.1%
    70,000                 B+/B2         Alliance One International, Inc., 11.0%, 5/15/12                      $    72,100
    30,000                 B+/B2         Alliance One International, Inc., 8.5%, 5/15/12                            28,200
                                                                                                               -----------
                                                                                                               $   100,300
                                                                                                               -----------
                                         Total Food, Beverage & Tobacco                                        $ 1,102,085
                                                                                                               -----------
                                         Health Care Equipment & Services - 1.3%
                                         Health Care Equipment - 0.1%
   135,000                 CCC/Caa1      Angiotech Pharmaceutical, Inc., 7.75%, 4/1/14                         $    99,900
                                                                                                               -----------
                                         Health Care Facilities - 0.4%
   265,000                 BB-/B2        HCA, Inc., 9.625%, 11/15/16                                           $   272,950
                                                                                                               -----------
                                         Health Care Services - 0.2%
   165,000                 B-/B2         Rural/Metro Corp., 9.875%, 3/15/15                                    $   150,975
                                                                                                               -----------

12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 Principal    Floating   S&P/Moody's
Amount ($)    Rate (c)   Ratings                                                                                     Value
                                         Health Care Supplies - 0.5%
   290,000                 B-/B3         LVB Acquisition Merger, 10.375%, 10/15/17                             $   307,400
                                                                                                               -----------
                                         Managed Health Care - 0.1%
   150,000                 A-/Baa1       United Health Group, Inc., 4.875%, 2/15/13                            $   145,146
                                                                                                               -----------
                                         Total Health Care Equipment & Services                                $   976,371
                                                                                                               -----------
                                         Pharmaceuticals & Biotechnology - 1.3%
                                         Biotechnology - 0.5%
   370,000                 BBB/Baa3      Biogen Idec, Inc., 6.0%, 3/1/13                                       $   367,156
                                                                                                               -----------
                                         Pharmaceuticals - 0.7%
   160,000                 B/B2          Phibro Animal Health Corp., 10.0%, 8/1/13 (144A)                      $   161,600
   320,000                 B+/Ba3        Valeant Pharmaceuticals International, 7.0%, 12/15/11                     331,200
   116,000                 B-/B3         Warner Chilcott Corp., 8.75%, 2/1/15                                      117,740
                                                                                                               -----------
                                                                                                               $   610,540
                                                                                                               -----------
                                         Total Pharmaceuticals & Biotechnology                                 $   977,696
                                                                                                               -----------
                                         Banks - 3.3%
                                         Diversified Banks - 2.7%
   100,000                 NA/Ba2        ALB Finance BV, 9.25%, 9/25/13                                        $    84,750
   160,000                 B/Ba1         ATF Bank JSC, 9.25%, 4/12/12 (144A)                                       164,406
   100,000                 BB+/Baa2      ATF Capital BV, 9.25%, 2/21/14 (144A)                                     100,500
   100,000     10.61       NR/Ba1        Banco Macro SA, Floating Rate Note, 6/7/12                                 66,125
   135,000                 BB/Ba1        Kazkommerts International BV, 8.0%, 11/3/15                               111,375
   100,000                 A/Aa3         Korea Development Bank, 5.3%, 1/17/13                                      99,259
   300,000                 NA/Ba3        Sibacademfinance Plc, 9.0%, 5/12/09 (144A)                                302,250
   100,000                 BB+/Baa2      TNK-BP Finance SA, 6.625%, 3/20/17 (144A)                                  88,500
   240,000                 BB+/Baa2      TNK-BP Finance SA, 7.5%, 7/18/16 (144A)                                   227,088
   100,000                 BB+/Baa2      TNK-BP Finance SA, 7.875%, 3/13/18 (144A)                                  96,250
   175,000                 BB/Ba1        Turanalem Finance BV, 8.5%, 2/10/15 (144A)                                150,500
   230,000                 AA-/Aa2       Wachovia Bank NA, 6.0%, 11/15/17                                          214,760
   230,000                 AA-/Aa3       Wachovia Corp., 5.75%, 6/15/17                                            212,112
   215,000                 AA+/Aa1       Wells Fargo Co., 4.375%, 1/31/13                                          208,186
                                                                                                               -----------
                                                                                                               $ 2,126,061
                                                                                                               -----------
                                         Regional Banks - 0.3%
    70,000                 A-/A2         Keycorp, 6.5%, 5/14/13                                                $    62,500
   250,000                 A+/A1         PNC Bank NA, 6.0%, 12/7/17                                                236,657
                                                                                                               -----------
                                                                                                               $   299,157
                                                                                                               -----------
                                         Thrifts & Mortgage Finance - 0.3%
   250,000      2.96       BBB+/Baa2     Washington Mutual Bank, Inc., Floating Rate Note, 5/1/09              $   230,010
                                                                                                               -----------
                                         Total Banks                                                           $ 2,655,228
                                                                                                               -----------
                                         Diversified Financials - 4.2%
                                         Asset Management & Custody Banks - 0.2%
   160,000                 A+/Aa3        MELLON Funding Corp., 5.5%, 11/15/18                                  $   147,940
                                                                                                               -----------
                                         Consumer Finance - 1.3%
   250,000                 A+/Aa3        American Express Bank FSB, 5.5%, 4/16/13                              $   244,445
   235,000                 B/B1          Ford Motor Credit Co., 5.7%, 1/15/10                                      200,495
    35,000                 B/B1          Ford Motor Credit Co., 5.8%, 1/12/09                                       33,420
   190,000                 B/NA          Industrias Metalurgicas Pescar, 11.25%, 10/22/14                          171,000
   150,000                 BB-/Ba2       Russian Stand Bank, 7.5%, 10/7/10 (144A)                                  141,233
   320,000      4.00       BBB-/Baa2     SLM Corp., Floating Rate Note, 7/25/14                                    257,770
                                                                                                               -----------
                                                                                                               $ 1,048,363
                                                                                                               -----------

The accompanying notes are an integral part of these financial statements.   13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


 Principal    Floating   S&P/Moody's
Amount ($)    Rate (c)   Ratings                                                                                     Value
                                         Investment Banking & Brokerage - 0.7%
   220,000                 A/A1          Merrill Lynch & Co., 5.45%, 2/5/13                                    $   207,504
   335,000                 A+/Aa3        Morgan Stanley Dean Witter, Floating Rate Note, 4/1/18                    317,421
                                                                                                               ----------
                                                                                                               $   524,925
                                                                                                               -----------
                                         Diversified Financial Services - 0.5%
   105,000                 B/B2          Independencia International SA, 9.875%, 5/15/15 (144A)                $   100,013
   300,000                 A-/A2         WEA Finance LLC, 7.125%, 4/15/18                                          307,529
                                                                                                               -----------
                                                                                                               $   407,542
                                                                                                               -----------
                                         Specialized Finance - 1.5%
   390,000                 A-/Baa1       CIT Group, Inc., 7.625%, 11/30/12                                     $   324,159
   421,429                 NR/Baa3       Coso Geothermal Power holdings LLC, 7.0%, 7/15/26 (144A)                  409,840
   375,000                 BBB+/Baa1     GATX Financial Corp., 6.0%, 2/15/18                                       364,382
                                                                                                               -----------
                                                                                                               $ 1,098,381
                                                                                                               -----------
                                         Total Diversified Financials                                          $ 3,227,151
                                                                                                               -----------
                                         Insurance - 3.6%
                                         Insurance Brokers - 0.1%
   100,000      6.55       CCC/B3        Usi Holdings Corp., Floating Rate Note, 11/15/14                      $    83,500
                                                                                                               -----------
                                         Life & Health Insurance - 0.7%
   385,000                 B+/B2         Presidential Life Corp., 7.875%, 2/15/09                              $   384,038
   165,000                 A+/A3         Prudential Financial, Inc., 5.15%, 1/15/13                                160,821
                                                                                                               -----------
                                                                                                               $   544,859
                                                                                                               -----------
                                         Multi-Line Insurance - 1.4%
   355,000                 A+/A1         American General Finance, 6.9%, 12/15/17                              $   309,406
   350,000                 BBB-/Baa3     Hanover Insurance Group, 7.625%, 10/15/25                                 303,126
   170,000                 A+/A1         International Lease Finance Corp., 6.375%, 3/25/13                        155,170
    20,000                 A+/A1         International Lease Finance Corp., 6.625%, 11/15/13                        17,970
   340,000      7.00       BB+/Baa3      Liberty Mutual Group, 7.0%, 3/15/37 (144A)                                286,403
    65,000     10.75       BB+/Baa3      Liberty Mutual Group, Floating Rate Note, 6/15/58 (144A)                   62,238
                                                                                                               -----------
                                                                                                               $ 1,134,313
                                                                                                               -----------
                                         Property & Casualty Insurance - 0.6%
   285,000                 BB/NR         Kingsway America, Inc., 7.5%, 2/1/14                                  $   249,375
   275,000     14.00       A/Baa1        MBIA, Inc., Floating Rate Note, 1/15/33 (144A)                            114,125
    80,000                 BBB/Baa2      Ohio Casualty Corp., 7.3%, 6/15/14                                         80,347
                                                                                                               -----------
                                                                                                               $   443,847
                                                                                                               -----------
                                         Reinsurance - 0.8%
   365,000                 BBB/NA        Platinum Underwriters HD, 7.5%, 6/1/17                                $   342,901
   250,000      6.31       NR/NR         Redwood Capital X, Ltd., CAT Bond, Floating Rate Note,
                                         1/9/09 (144A)                                                             250,150
                                                                                                               -----------
                                                                                                               $   593,051
                                                                                                               -----------
                                         Total Insurance                                                       $ 2,799,570
                                                                                                               -----------
                                         Real Estate - 1.3%
                                         Real Estate Management & Development - 0.5%
    50,000     10.85       B-e/B-e       Alto Palermo SA, Floating Rate Note, 6/11/12 (144A)                   $    37,750
   375,000                 BB-/Ba3       Forest City Enterprises, Inc., 7.625%, 6/1/15                             348,750
                                                                                                               -----------
                                                                                                               $   386,500
                                                                                                               -----------

14   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 Principal    Floating   S&P/Moody's
Amount ($)    Rate (c)   Ratings                                                                                     Value
                                         Real Estate Investment Trust - 0.8%
   120,000                 BB-/Ba3       BF Saul Real Estate Investment Trust, 7.5%, 3/1/14                    $   103,800
   370,000                 AAA/Aaa       Trustreet Properties, Inc., 7.5%, 4/1/15                                  394,499
    90,000                 BBB-/Ba1      Ventas Realty Capital Corp., 7.125%, 6/1/15 (144A)                         87,863
                                                                                                               -----------
                                                                                                               $   586,162
                                                                                                               -----------
                                         Total Real Estate                                                     $   972,662
                                                                                                               -----------
                                         Software & Services - 0.6%
                                         Data Processing & Outsourced Services - 0.6%
   565,000                 B/B3          First Data Corp., 9.875%, 9/24/15 (144A)                              $   491,550
                                                                                                               -----------
                                         Total Software & Services                                             $   491,550
                                                                                                               -----------
                                         Technology Hardware & Equipment - 1.1%
                                         Communications Equipment - 0.2%
   205,000                 B+/B1         Mastec, Inc., 7.625%, 2/1/17                                          $   174,250
                                                                                                               -----------
                                         Computer Storage & Peripherals - 0.4%
   325,000                 B-/Caa1       Sungard Data Systems, Inc., 10.25%, 8/15/15                           $   326,625
                                                                                                               -----------
                                         Electronic Manufacturing Services - 0.1%
    60,000                 BB-/Ba2       Flextronics International, Ltd., 6.5%, 5/15/13                        $    57,300
                                                                                                               -----------
                                         Technology Distributors - 0.4%
   311,000                 BB+/Ba1       Anixter International Corp., 5.95%, 3/1/15                            $   273,680
                                                                                                               -----------
                                         Total Technology Hardware & Equipment                                 $   831,855
                                                                                                               -----------
                                         Semiconductor - 0.4%
                                         Semiconductor Equipment - 0.2%
   230,000                 BBB/Baa1      Klac Instruments Corp., 6.9%, 5/1/18                                  $   225,484
                                                                                                               -----------
                                         Semiconductors - 0.2%
   160,000                 B-/B2         Freescale Semiconductor, Inc., 9.125%, 12/15/14 (PIK)                 $   124,400
    40,000      6.65       B-/B2         Freescale Semiconductor, Inc., Floating Rate Note, 12/15/14                31,600
                                                                                                               -----------
                                                                                                               $   156,000
                                                                                                               -----------
                                         Total Semiconductor                                                   $   381,484
                                                                                                               -----------
                                         Telecommunication Services - 2.8%
                                         Integrated Telecommunication Services - 1.8%
   450,000                 BB-/B3        Intelsat Subsidiary Holding Corp., 8.5%, 1/15/13 (144A)               $   438,750
   175,000     10.35       B/B2          Nordic Telephone Co., Holdings, Floating Rate Note, 5/1/16 (144A)         271,474
   200,000                 CCC+/Caa1     Paetec Holdings Corp., 9.5%, 7/15/15                                      184,500
   300,000                 B-/B3         PGS Solutions, Inc., 9.872%, 2/15/17 (144A)                               274,125
    85,000                 B-/B3         Stratos Global Corp., 9.875%, 2/15/13                                      89,888
   100,000                 BB/Ba3        Windstream Corp., 8.625%, 8/1/16                                           99,750
                                                                                                               -----------
                                                                                                               $ 1,358,487
                                                                                                               -----------
                                         Wireless Telecommunication Services - 1.0%
   360,000                 NR/B3         Digicel, Ltd., 9.25%, 9/1/12 (144A)                                   $   370,350
    25,000                 B/B1          Hughes Network System LLC, 9.5%, 4/15/14                                   25,281
   290,000                 B/B1          True Move Co., Ltd., 10.75%, 12/16/13 (144A)                              252,663
   140,000                 BB+/Ba2       Vip Fin, 9.125%, 4/30/18 (144A)                                           137,725
                                                                                                               -----------
                                                                                                               $   786,019
                                                                                                               -----------
                                         Total Telecommunication Services                                      $ 2,144,506
                                                                                                               -----------

 The accompanying notes are an integral part of these financial statements.   15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


 Principal    Floating   S&P/Moody's
Amount ($)    Rate (c)   Ratings                                                                                    Value
                                         Utilities - 3.1%
                                         Electric Utilities - 1.6%
   330,000                 BB-/Ba3       Intergen NV, 9.0%, 6/30/17                                            $   341,550
   200,000                 BBB+/Baa2     Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                        204,152
   224,058                 NR/Ba1        Juniper Generation LLC, 6.79%, 12/31/14 (144A)                            233,558
   250,000                 BBB-/Baa3     Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                          237,083
   250,000                 BBB+/Baa2     West Penn Power Co., 5.95%, 12/15/17                                      250,384
                                                                                                               -----------
                                                                                                               $ 1,266,727
                                                                                                               -----------
                                         Gas Utilities - 0.5%
   300,000                 A-/A3         Questar Pipeline Co., 5.83%, 2/1/18                                   $   299,958
   125,000      7.20       BB/Ba1        Southern Union Co., 7.2%, 11/1/66                                         100,866
                                                                                                               -----------
                                                                                                               $   400,824
                                                                                                               -----------
                                         Independent Power Producer & Energy Traders - 0.4%
   310,000                 CCC/B3        TXU Energy Co., 10.25%, 11/1/15                                       $   303,800
                                                                                                               -----------
                                         Multi-Utilities - 0.6%
   180,000                 BB/Ba2        NSG Holdings LLC, 7.75%, 12/15/25 (144A)                              $   177,300
   200,000      1.33       NR/NR         Power Contract Financing LLC, 2.186%, 2/5/10 (144A)                       173,000
   100,000                 BB-/Ba2       Public Service Company of New Mexico, 9.25%, 5/15/15                      103,250
                                                                                                               -----------
                                                                                                               $   453,550
                                                                                                               -----------
                                         Total Utilities                                                       $ 2,424,901
                                                                                                               -----------
                                         TOTAL CORPORATE BONDS
                                         (Cost $38,328,539)                                                    $35,250,672
                                                                                                               -----------
                                         U.S. GOVERNMENT & AGENCY OBLIGATIONS - 31.0%
   596,817                               Federal Home Loan Mortgage Corp., 4.5%, 4/1/20                        $   580,479
   351,904                               Federal Home Loan Mortgage Corp., 4.5%, 7/1/20                            342,271
   260,908                               Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                           258,343
   430,001                               Federal Home Loan Mortgage Corp., 5.0%, 4/1/38                            412,406
    32,641                               Federal Home Loan Mortgage Corp., 5.0%, 5/1/34                             31,438
   109,026                               Federal Home Loan Mortgage Corp., 5.0%, 6/1/35                            104,838
   400,000                               Federal Home Loan Mortgage Corp., 5.0%, 6/1/38                            383,633
    68,080                               Federal Home Loan Mortgage Corp., 5.5%, 1/1/35                             67,325
    37,606                               Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                            38,105
    10,112                               Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                             10,283
   154,926                               Federal Home Loan Mortgage Corp., 6.0%, 6/1/17                            159,090
   182,327                               Federal Home Loan Mortgage Corp., 6.0%, 6/1/35                            184,603
   200,020                               Federal Home Loan Mortgage Corp., 8.5%, 2/1/15                            197,803
   241,982                               Federal National Mortgage Association, 4.0%, 7/1/18                       230,064
   127,320                               Federal National Mortgage Association, 4.5%, 3/1/35                       118,154
   235,948                               Federal National Mortgage Association, 4.5%, 5/1/20                       229,563
    35,000                               Federal National Mortgage Association, 4.5%, 7/1/38                        32,430
   145,646                               Federal National Mortgage Association, 4.5%, 9/1/20                       141,705
   522,875                               Federal National Mortgage Association, 4.5%, 9/1/35                       485,232
   457,071                               Federal National Mortgage Association, 5.0%, 10/1/20                      454,210
   139,610                               Federal National Mortgage Association, 5.0%, 10/1/20                      138,736
   671,909                               Federal National Mortgage Association, 5.0%, 12/1/21                      666,023
   122,609                               Federal National Mortgage Association, 5.0%, 2/1/20                       121,842
   270,553                               Federal National Mortgage Association, 5.0%, 2/1/22                       267,872
    26,425                               Federal National Mortgage Association, 5.0%, 2/1/36                        25,418
   155,215                               Federal National Mortgage Association, 5.0%, 3/1/37                       148,927

16  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 Principal    Floating   S&P/Moody's
Amount ($)    Rate (c)   Ratings                                                                                    Value
                                         U.S. GOVERNMENT & AGENCY OBLIGATIONS - (continued)
   494,486                               Federal National Mortgage Association, 5.0%, 4/1/36                   $   475,025
   557,386                               Federal National Mortgage Association, 5.0%, 5/1/21                       552,503
   670,151                               Federal National Mortgage Association, 5.0%, 6/1/22                       663,510
   378,387                               Federal National Mortgage Association, 5.0%, 6/1/37                       363,061
   480,551                               Federal National Mortgage Association, 5.0%, 7/1/37                       461,086
   294,531                               Federal National Mortgage Association, 5.0%, 9/1/35                       283,308
    49,066                               Federal National Mortgage Association, 5.5%, 12/1/18                       49,786
    20,821                               Federal National Mortgage Association, 5.5%, 3/1/18                        21,126
    58,355                               Federal National Mortgage Association, 5.5%, 4/1/19                        59,284
   179,968                               Federal National Mortgage Association, 5.5%, 5/1/34                       178,108
    41,981                               Federal National Mortgage Association, 5.575%, 1/1/37                      42,574
     3,123                               Federal National Mortgage Association, 6.0% 11/1/32                         3,172
     4,379                               Federal National Mortgage Association, 6.0%, 12/1/31                        4,453
     6,742                               Federal National Mortgage Association, 6.0%, 2/1/32                         6,857
 1,159,426                               Federal National Mortgage Association, 6.0%, 7/1/37                     1,171,113
     2,748                               Federal National Mortgage Association, 6.5%, 10/1/31                        2,854
     6,180                               Federal National Mortgage Association, 6.5%, 2/1/32                         6,419
       736                               Federal National Mortgage Association, 6.5%, 7/1/31                           765
       831                               Federal National Mortgage Association, 7.0%, 9/1/29                           878
     1,697                               Government National Mortgage Association I, 7.0%, 3/15/31                   1,806
    89,300                               Government National Mortgage Association II, 5.5%, 3/20/34                 88,885
   164,325                               Government National Mortgage Association II, 6.0%, 11/20/33               167,001
   282,195                               Government National Mortgage Association, 4.5%, 3/15/36                   263,314
   383,078                               Government National Mortgage Association, 4.5%, 4/15/35                   357,452
   141,835                               Government National Mortgage Association, 4.5%, 4/15/35                   132,347
   104,223                               Government National Mortgage Association, 4.5%, 5/15/34                    97,381
   169,872                               Government National Mortgage Association, 4.5%, 9/15/33                   158,827
   147,943                               Government National Mortgage Association, 5.0%, 12/15/34                  143,894
 3,775,000                               Government National Mortgage Association, 5.0%, 30 Year TBA             3,657,014
    64,252                               Government National Mortgage Association, 5.0%, 4/15/35                    62,443
   173,855                               Government National Mortgage Association, 5.0%, 4/15/35                   168,960
 3,240,056                               Government National Mortgage Association, 5.0%, 4/15/36                 3,145,756
   143,033                               Government National Mortgage Association, 5.5%, 1/15/34                   142,805
   177,513                               Government National Mortgage Association, 5.5%, 1/15/37                   176,953
   235,814                               Government National Mortgage Association, 5.5%, 10/15/19                  240,380
   283,757                               Government National Mortgage Association, 5.5%, 10/15/34                  283,306
   338,183                               Government National Mortgage Association, 5.5%, 11/15/35                  337,434
   166,845                               Government National Mortgage Association, 5.5%, 11/15/36                  166,369
   263,608                               Government National Mortgage Association, 5.5%, 2/15/37                   262,776
   630,783                               Government National Mortgage Association, 5.5%, 3/15/37                   628,793
   279,317                               Government National Mortgage Association, 5.5%, 4/15/34                   278,872
   535,490                               Government National Mortgage Association, 5.5%, 6/15/35                   534,303
   321,847                               Government National Mortgage Association, 5.5%, 6/15/35                   321,133
    35,660                               Government National Mortgage Association, 5.5%, 7/15/34                    35,603
    29,703                               Government National Mortgage Association, 6.0%, 9/15/33                    30,272
    39,795                               Government National Mortgage Association, 6.0%, 10/15/33                   40,557
    17,772                               Government National Mortgage Association, 6.0%, 2/15/33                    18,112
     7,057                               Government National Mortgage Association, 6.0%, 3/15/33                     7,192
    26,524                               Government National Mortgage Association, 6.0%, 3/15/33                    27,032
    28,183                               Government National Mortgage Association, 6.0%, 3/15/33                    28,743

The accompanying notes are an integral part of these financial statements.   17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


 Principal    Floating   S&P/Moody's
Amount ($)    Rate (c)   Ratings                                                                                    Value
                                         U.S. GOVERNMENT & AGENCY OBLIGATIONS - (continued)
    13,741                               Government National Mortgage Association, 6.0%, 5/15/17               $    14,180
    16,040                               Government National Mortgage Association, 6.0%, 6/15/17                    16,553
    33,850                               Government National Mortgage Association, 6.0%, 6/15/33                    34,498
    30,793                               Government National Mortgage Association, 6.0%, 7/15/33                    31,382
    43,112                               Government National Mortgage Association, 6.0%, 7/15/33                    43,937
    94,389                               Government National Mortgage Association, 6.0%, 8/15/19                    97,369
   103,000                               Government National Mortgage Association, 6.0%, 8/15/34                   104,875
    74,143                               Government National Mortgage Association, 6.0%, 9/15/33                    75,562
    11,358                               Government National Mortgage Association, 6.0%, 9/15/33                    11,575
     5,470                               Government National Mortgage Association, 6.5%, 1/15/30                     5,683
     6,032                               Government National Mortgage Association, 6.5%, 1/15/33                     6,258
    16,100                               Government National Mortgage Association, 6.5%, 11/15/32                   16,716
    11,449                               Government National Mortgage Association, 6.5%, 2/15/32                    11,888
    15,060                               Government National Mortgage Association, 6.5%, 3/15/29                    15,646
    12,918                               Government National Mortgage Association, 6.5%, 3/15/32                    13,413
     1,992                               Government National Mortgage Association, 6.5%, 6/15/31                     2,069
       325                               Government National Mortgage Association, 7.0%, 3/15/31                       346
     8,400                               Government National Mortgage Association, 7.5%, 5/15/23                     8,968
   100,000                               U.S. Treasury Bonds, 3.875%, 5/15/18                                       99,164
   788,000                               U.S. Treasury Bonds, 4.375%, 2/15/38                                      768,054
    62,000                               U.S. Treasury Bonds, 5.0%, 5/15/37                                         66,631
   130,000                               U.S. Treasury Bonds, 6.25%, 8/15/23 (b)                                   154,670
   215,000                               U.S. Treasury Bonds, 8.75%, 5/15/17                                       289,662
     5,325                               U.S. Treasury Inflation Notes, 2.375%, 1/15/17                              5,764
                                                                                                               -----------
                                                                                                               $24,077,253
                                                                                                               -----------
                                         TOTAL US GOVERNMENT & AGENCY OBLIGATIONS
                                         (Cost $22,774,361)                                                    $24,077,253
                                                                                                               -----------
                                         FOREIGN GOVERNMENT BONDS - 5.7%
ITL 195,000,000            B+/B2         Banco Nac De Desen Econo, 8.0%, 4/28/10                               $   163,222
EURO    810,000            AAA/Aaa       Government of France, 3.75% 4/25/17                                     1,181,922
JPY  80,369,600            NR/NR         Government of Japan, 1.1%, 12/10/16                                       760,391
SEK   3,445,000            AAA/Aaa       Government of Sweden, 5.25%, 3/15/11                                      579,336
SEK   2,955,000            NR/NR         Government of Sweden, 5.5%, 10/8/12                                       505,327
NOK   1,500,000            AAA/Aaa       Norwegian Government, 5.5%, 5/15/09                                       292,471
NOK   1,320,000            AAA/Aaa       Norwegian Government, 6.0%, 5/16/2011                                     261,795
AUD     532,000            AAA/Aaa       Ontario Province, 5.5%, 4/23/13                                           465,984
AUD     207,000            AAA/Aaa       Queensland Treasury, 6.0%, 8/14/13                                        189,040
                                                                                                               -----------
                                                                                                               $ 4,399,488
                                                                                                               -----------
                                         TOTAL FOREIGN GOVERNMENT BONDS
                                         (Cost $3,733,193)                                                     $ 4,399,488
                                                                                                               -----------
                                         MUNICIPAL BONDS - 1.1%
                                         Government - 1.1%
                                         Municipal Airport - 0.2%
   175,000                 B/B3          New Jersey Economic Development Authority Special Facility Revenue,
                                         7.0%, 11/15/30                                                        $   141,510
    50,000                 B/B3          New Jersey Economic Development Authority, 6.25%, 9/15/29                  37,076
   100,000                 NR/NR         Wayne Charter Escrow, 12/1/15                                                   -
                                                                                                               -----------
                                                                                                               $   178,586
                                                                                                               -----------

18  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 Principal    Floating   S&P/Moody's
Amount ($)    Rate (c)   Ratings                                                                                    Value
                                         Muni Higher Education - 0.8%
   295,000                 AAA/Aaa       California State University Revenue, 5.0%, 11/1/39                    $   298,410
   300,000                 AAA/Aaa       Connecticut State Health & Education, 5%, 7/1/42                          303,153
                                                                                                               -----------
                                                                                                               $   601,563
                                                                                                               -----------
                                         Muni Utilities - 0.1%
    60,000     10.34       AAA/NR        San Antonio Texas Electric & Gas, Floating Rate Note, 2/1/19 (144A)   $    75,664
                                                                                                               -----------
                                         Total Government                                                      $   855,813
                                                                                                               -----------
                                         TOTAL MUNICIPAL BONDS
                                         (Cost $834,615)                                                       $   855,813
                                                                                                               -----------
                                         SENIOR FLOATING RATE LOAN INTERESTS - 6.4%**
                                         Energy - 0.2%
                                         Oil & Gas Exploration & Production - 0.2%
   111,059                 NA/NA         Concho Resources, Inc., 3.75% 3/27/12                                 $   111,059
    50,000                 B/Caa1        Venoco, Inc., 4.0% 5/7/14                                                  48,750
                                                                                                               -----------
                                                                                                               $   159,809
                                                                                                               -----------
                                         Total Energy                                                          $   159,809
                                                                                                               -----------
                                         Materials - 0.4%
                                         Precious Metals & Minerals - 0.2%
   233,842                 BB-/BA3       Inverness Medical Innovations, Inc., 2.0% 6/20/14                     $   221,565
                                                                                                               -----------
                                         Steel - 0.2%
   198,000                 NR/NR         Niagara Corp., 5.0% 6/29/14                                           $   176,220
                                                                                                               -----------
                                         Total Materials                                                       $   397,785
                                                                                                               -----------
                                         Capital Goods - 0.7%
                                         Aerospace & Defense - 0.6%
   224,185                 BB-/Ba3       Aeroflex, Inc., 3.75%, 8/15/14                                        $   212,415
   250,000                 CCC+/Ba3      Aeroflex, Inc., 4.875%, 8/15/08                                           225,000
                                                                                                               -----------
                                                                                                               $   437,415
                                                                                                               -----------
                                         Construction & Engineering - 0.1%
    45,884                 NR/NR         Custom Building Products, 2.25%, 10/20/11                             $    40,148
    84,594                 BB/Ba2        URS Corp., 2.75%, 5/01/13                                                  84,753
                                                                                                               -----------
                                                                                                               $   124,901
                                                                                                               -----------
                                         Total Capital Goods                                                   $   562,316
                                                                                                               -----------
                                         Commercial Services & Supplies - 0.3%
                                         Diversified Commercial Services - 0.3%
   250,000                 B+/B2         JG Wentworth, 2.25% 3/1/14                                            $   208,750
                                                                                                               -----------
                                         Total Commercial Services & Supplies                                  $   208,750
                                                                                                               -----------
                                         Transportation - 0.1%
                                         Air Freight & Couriers - 0.1%
    16,960                 B/Ba2         Ceva Group Plc, 2.5%, 11/4/13                                         $    16,027
    45,488                 NR/B+         Ceva Group Plc, 2.5%, 11/4/13                                              42,987
                                                                                                               -----------
                                                                                                               $    59,014
                                                                                                               -----------
                                         Total Transportation                                                  $    59,014
                                                                                                               -----------
                                         Automobiles & Components - 0.3%
                                         Tires & Rubber - 0.3%
   230,000                 BB/Ba1        Goodyear Tire & Rubber Co., 1.5%, 4/30/14                             $   209,156
                                                                                                               -----------
                                         Total Automobiles & Components                                        $   209,156
                                                                                                               -----------

The accompanying notes are an integral part of these financial statements.    19

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


 Principal    Floating   S&P/Moody's
Amount ($)    Rate (c)   Ratings                                                                                    Value
                                         Consumer Durables & Apparel - 0.4%
                                         Homebuilding - 0.2%
   217,983                 B+/B2         LandSource Communities Development LLC, 2.75%, 2/13/13                $   161,648
                                                                                                               -----------
                                         Housewares & Specialties - 0.2%
   148,500                 BB-/Ba3       Jarden Corp., 2.5%, 1/24/12                                           $   145,265
                                                                                                               -----------
                                         Total Consumer Durables & Apparel                                     $   306,913
                                                                                                               -----------
                                         Consumer Services - 0.4%
                                         Casinos & Gaming - 0.4%
   290,208                 BB-/NR        Gateway Casinos & Entertainment, Inc., 2.5% 7/16/14                   $   256,653
    58,333                 NR/Ba3        Gateway Casinos & Entertainment, Inc., 2.5% 7/16/14                        51,589
                                                                                                               -----------
                                                                                                               $   308,242
                                                                                                               -----------
                                         Total Consumer Services                                               $   308,242
                                                                                                               -----------
                                         Media - 0.1%
                                         Broadcasting & Cable TV - 0.1%
    99,750                 B+/B1         Charter Communications, Inc., 5.0%, 3/6/14                            $    99,501
                                                                                                               -----------
                                         Total Media                                                           $    99,501
                                                                                                               -----------
                                         Retailing - 0.3%
                                         Specialty Stores - 0.3%
   246,241                 NR/NR         Sally Holdings, Inc., 2.5%, 11/18/13                                  $   237,661
                                                                                                               -----------
                                         Total Retailing                                                       $   237,661
                                                                                                               -----------
                                         Health Care Equipment & Services - 0.4%
                                         Health Care Facilities - 0.4%
   116,064                 BB-/Ba3       CHS/Community Health Systems, Inc., 2.25%, 7/13/14                    $   109,563
    24,857                 B+/Ba2        Sun Health Care Group, Inc., 2.0% 1/15/08                                  23,242
    40,230                 B+/Ba2        Sun Health Care Group, Inc., 2.0% 4/12/14                                  37,615
   177,246                 B+/Ba2        Sun Health Care Group, Inc., 2.0% 4/12/14                                 165,725
                                                                                                               -----------
                                                                                                               $   336,145
                                                                                                               -----------
                                         Total Health Care Equipment & Services                                $   336,145
                                                                                                               -----------
                                         Pharmaceuticals & Biotechnology - 0.4%
                                         Pharmaceuticals - 0.4%
   307,448                 BB/NR         Talecris Biotherapeutics Hold Corp., 3.0%, 12/6/13                    $   283,621
                                                                                                               -----------
                                         Total Pharmaceuticals & Biotechnology                                 $   283,621
                                                                                                               -----------
                                         Insurance - 0.3%
                                         Insurance Brokers - 0.3%
   248,125                 BB-/NR        Alliant Holdings I, Inc, 3.0%, 8/21/14                                $   234,478
                                                                                                               -----------
                                         Total Insurance                                                       $   234,478
                                                                                                               -----------
                                         Technology Hardware & Equipment - 0.4%
                                         Electronic Equipment & Instruments - 0.4%
   130,430                 NA/NA         Huawei-3Com Co., Ltd., 3.0% 9/28/12                                   $   112,822
   203,463                 BB-/Ba3       Scitor Corp., 4.25%, 9/28/14                                              199,393
                                                                                                               -----------
                                                                                                               $   312,215
                                                                                                               -----------
                                         Total Technology Hardware & Equipment                                 $   312,215
                                                                                                               -----------

20   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 Principal    Floating   S&P/Moody's
Amount ($)    Rate (c)   Ratings                                                                                    Value
                                         Semiconductor - 0.5%
                                         Semiconductor Equipment - 0.4%
    77,539                 BB-/Ba1       Flextronics Semiconductor, Inc., 2.25%, 10/1/14                       $    71,013
   269,835                 BB-/Ba1       Flextronics Semiconductor, Inc., 2.25%, 10/1/14                           247,124
                                                                                                               -----------
                                                                                                               $   318,137
                                                                                                               -----------
                                         Semiconductor - 0.1%
    98,500                 BB/NR         Freescale Semiconductor, Inc., 1.75%, 12/2/13                         $    89,389
                                                                                                               -----------
                                         Total Semiconductors                                                  $   407,526
                                                                                                               -----------
                                         Telecommunication Services - 0.6%
                                         Integrated Telecommunication Services - 0.3%
    14,436                 BB-/Ba2       Telesat Canada, 3.0%, 10/24/14                                        $    13,934
   247,496                 BB-/Ba2       Telesat Canada, 3.0%, 10/24/14                                            238,892
                                                                                                               -----------
                                                                                                               $   252,826
                                                                                                               -----------
                                         Wireless Telecommunication Services - 0.3%
   237,374                 BB-/Ba2       Stratos Global Corp., 2.75%, 2/13/12                                  $   225,802
                                                                                                               -----------
                                         Total Telecommunication Services                                      $   478,628
                                                                                                               -----------
                                         Utilities - 0.4%
                                         Independent Power Producer & Energy Traders - 0.4%
   227,703                 B+/B2         Calpine Corp., 2.25%, 3/29/09                                         $   218,152
    41,213                 BB/Ba1        NRG Energy, Inc., SLC 1.75%, 2/1/13                                        39,361
    84,136                 BB/Ba1        NRG Energy, Inc., TLB 1.75%, 2/1/13                                        80,356
                                                                                                               -----------
                                                                                                               $   337,869
                                                                                                               -----------
                                         Total Utilities                                                       $   337,869
                                                                                                               -----------
                                         SENIOR FLOATING RATE LOAN INTERESTS
                                         (Cost $5,204,575)                                                     $ 4,939,629
                                                                                                               -----------
                                         TEMPORARY CASH INVESTMENTS - 2.5%
                                         Repurchase Agreements - 0.2%                                           76,537,675
    25,000                               Bank of America, 2.2%, dated 6/30/08, repurchase price of
                                         $25,000 plus accrued interest on 7/1/08 collateralized by $67,528
                                         Federal National Mortgage Association, 5.5%, 6/1/33                   $    25,000
    25,000                               Barclays Plc, 2.27%, dated 6/30/08, repurchase price of $25,000 plus accrued interest on 7/2/08 collateralized by the following:
                                           $15,198 Federal Home Loan Mortgage Corp., 4.171 - 6.27%,
                                             12/1/34 - 10/1/37
                                           $15,617 Federal National Mortgage Association, 4.024 - 6.082%,
                                             8/1/36 - 2/1/48                                                        25,000
    40,000                               Deutsche Bank, 2.3%, dated 6/30/08, repurchase price of $40,000 plus accrued interest on 7/1/08 collateralized by the following:
                                           $9,856 Federal National Mortgage Association (ARM),
                                             4.708 - 5.887%, 12/1/13 - 3/1/37
                                           $7,474 Federal Home Loan Mortgage Corp., 4.703 - 4.704%,
                                             12/1/35 - 3/1/35
                                           $30,723 Freddie Mac Giant, 4.5 - 7.0%, 10/1/34 - 5/1/38
                                           $16,499 U.S Treasury Strip, 0.0%, 8/15/22                                40,000

The accompanying notes are an integral part of these financial statements.    21

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


 Principal    Floating   S&P/Moody's
Amount ($)    Rate (c)   Ratings                                                                                    Value
                                         Repurchase Agreements - (continued)
    25,000                               JP Morgan, 2.26%, dated 6/30/08, repurchase price of $25,000 plus accrued interest on 7/1/08 collateralized by $27,799 Federal
                                         National Mortgage Association, 4.5 - 6.5%, 3/1/23 - 5/1/38            $    25,000
    25,000                               Merrill Lynch, 2.5%, dated 6/30/08, repurchase price of $25,000 plus accrued interest on 7/1/08 collateralized by $31,210 Federal
                                         Home Loan Mortgage Corp., 5.065 - 6.025%, 9/1/36 - 4/1/38                  25,000
                                                                                                               -----------
                                                                                                               $   140,000
                                                                                                               -----------
                                         Securities Lending Collateral - 2.3% (d)
                                         Certificates of Deposit:
    36,974                               American Express, 2.72%, 8/8/08                                       $    36,974
    27,675                               Bank of America, 2.88%, 8/11/08                                            27,675
    27,675                               Citibank, 2.85%, 7/29/08                                                   27,675
     9,966                               Banco Santander NY, 2.8%, 10/7/08                                           9,966
    27,703                               Banco Santander NY, 3.09%, 12/22/08                                        27,703
    27,666                               Bank of Nova Scotia, 3.18%, 5/5/09                                         27,666
    13,838                               Bank of Scotland NY, 2.73%, 7/11/08                                        13,838
    13,838                               Bank of Scotland NY, 2.72%, 8/15/08                                        13,838
     9,952                               Bank of Scotland NY, 2.89%, 11/4/08                                         9,952
    13,828                               Bank of Scotland NY, 3.03%, 9/26/08                                        13,828
    49,815                               Barclay's Bank, 3.18%, 5/27/09                                             49,815
    41,513                               Bank Bovespa NY, 2.705%, 8/8/08                                            41,513
    27,675                               BNP Paribas NY, 2.88%, 7/23/08                                             27,675
    16,605                               Calyon NY, 2.85%, 8/25/08                                                  16,605
    23,247                               Calyon NY, 2.64%, 9/29/08                                                  23,247
     8,778                               Calyon NY, 2.69%, 1/16/09                                                   8,778
    22,970                               Commonwealth Bank of Australia NY, 2.63%, 7/11/08                          22,970
    23,247                               Deutsche Bank Financial, 2.72%, 7/30/08                                    23,247
    11,071                               Deutsche Bank Financial, 2.72%, 8/4/08                                     11,071
    22,694                               Dexia Bank NY, 2.69%, 8/7/08                                               22,694
     5,535                               Dexia Bank NY, 2.65%, 8/12/08                                               5,535
    20,507                               Dexia Bank NY, 3.37%, 9/29/08                                              20,507
    49,815                               DNB NOR Bank ASA NY, 2.9%, 6/8/09                                          49,815
     2,377                               Fortis, 3.11%, 9/30/08                                                      2,377
    50,701                               Intesa SanPaolo S.p.A., 2.72%, 5/22/09                                     50,701
    24,133                               Lloyds Bank, 2.61%, 7/11/08                                                24,133
    13,838                               Lloyds Bank, 2.61%, 8/18/08                                                13,838
    18,819                               Natixis, 2.83%, 8/4/08                                                     18,819
    27,675                               NORDEA NY, 2.81%, 8/29/08                                                  27,675
     3,198                               NORDEA NY, 2.72%, 4/9/09                                                    3,198
     2,652                               NORDEA NY, 2.73%, 12/01/08                                                  2,652
     4,427                               Rabobank Nederland NY, 2.37%, 8/29/08                                       4,427
    13,838                               Royal Bank of Canada NY, 2.57%, 7/15/08                                    13,838
    27,676                               Royal Bank of Canada NY, 2.6%, 9/5/08                                      27,676
    16,605                               Bank of Scotland NY, 2.7%, 8/1/08                                          16,605
    16,617                               Bank of Scotland NY, 2.96%, 11/3/08                                        16,617
    10,683                               Skandinavian Enskilda Bank NY, 2.7%, 7/17/08                               10,683
     3,208                               Skandinavian Enskilda Bank NY, 3.18%, 9/22/08                               3,208
     5,521                               Skandinavian Enskilda Bank NY, 3.06% 2/13/09                                5,521
    11,070                               Svenska Bank NY, 2.7%, 7/17/08                                             11,070
    22,970                               Svenska Bank NY, 2.55%, 7/11/08                                            22,970

22   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 Principal    Floating   S&P/Moody's
Amount ($)    Rate (c)   Ratings                                                                                    Value
                                         Certificates of Deposit - (continued):
    34,871                               Toronto Dominion Bank NY, 2.77%, 9/5/08                               $    34,871
    16,605                               Toronto Dominion Bank NY, 2.75%, 11/5/08                                   16,605
     5,523                               Wachovia, 3.62%,10/28/08                                                    5,523
                                                                                                               -----------
                                                                                                               $   865,591
                                                                                                               -----------
                                         Commercial Paper:
     8,506                               Bank of America, 2.7%, 8/26/08                                        $     8,506
    11,038                               Bank of America, 2.6%, 8/11/08                                             11,038
     8,296                               CBA, 2.7%, 7/11/08                                                          8,296
    22,063                               CBA, 2.88%, 8/18/08                                                        22,063
     5,532                               Deutsche Bank Financial, 2.72%, 7/9/08                                      5,532
     5,526                               HSBC, 2.89% 7/21/08                                                         5,526
    27,496                               HSBC, 2.88%, 9/29/08                                                       27,496
    22,071                               ING Funding, 2.7%, 8/13/08                                                 22,071
     8,297                               Natixis, 2.87%, 7/10/08                                                     8,297
     8,289                               Natixis, 2.87%, 7/21/08                                                     8,289
     6,820                               PARFIN, 3.18%, 8/1/08                                                       6,820
    10,968                               Royal Bank of Scotland, 2.66%, 10/21/08                                    10,968
     5,535                               Societe Generale, 2.98%, 7/2/08                                             5,535
    13,805                               Societe Generale, 2.93%, 7/30/08                                           13,805
    11,039                               Societe Generale, 3.18%, 8/5/08                                            11,039
    22,056                               Societe Generale, 3.18%, 8/22/08                                           22,056
    11,037                               SVSS NY, 3.18%, 8/11/08                                                    11,037
     5,265                               Bank Bovespa NY, 2.79%, 3/12/09                                             5,265
    24,902                               General Electric Capital Corp., 2.77%, 1/5/09                              24,902
    27,665                               General Electric Capital Corp., 2.82%, 3/16/09                             27,665
    10,234                               IBM, 3.18%, 2/13/09                                                        10,234
    27,675                               IBM, 3.18%, 6/26/09                                                        27,675
    49,815                               Met Life Global Funding, 3.16%, 6/12/09                                    49,815
    47,048                               WestPac, 3.18%, 6/1/09                                                     47,048
                                                                                                               -----------
                                                                                                               $   400,979
                                                                                                               -----------
                                         Mutual Funds:
    33,210                               BlackRock Liquidity Money Market Fund, 3.18%                          $    33,210
    43,190                               Dreyfus Preferred Money Market Fund, 3.18%                                 43,190
                                                                                                               -----------
                                                                                                               $    76,400
                                                                                                               -----------
                                         Tri-party Repurchase Agreements:
   117,717                               Deutsche Bank, 2.5%, 7/1/08                                           $   117,717
   332,101                               Lehman Brothers, 2.65%, 7/1/08                                            332,101
                                                                                                               -----------
                                                                                                               $   449,818
                                                                                                               -----------
                                         Other:
    13,763                               ABS CFAT 2008-A A1, 3.005%, 4/27/09                                   $    13,763
                                                                                                               -----------
                                                                                                               $ 1,806,550
                                                                                                               -----------
                                         TOTAL TEMPORARY CASH INVESTMENTS
                                         (Cost $1,946,550)                                                     $ 1,946,550
                                                                                                               -----------
                                         TOTAL INVESTMENT IN SECURITIES - 100.9%
                                         (Cost $79,990,375) (a)                                                $78,484,225
                                                                                                               -----------
                                         OTHER ASSETS AND LIABILITIES - (0.9)%                                 $  (748,900)
                                                                                                               -----------
                                         TOTAL NET ASSETS - 100.0%                                             $77,735,325
                                                                                                               ===========

The accompanying notes are an integral part of these financial statements.    23

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/08 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

*        Non-income producing security.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2008, the value of these securities amounted to $14,668,174 or 18.9% of total net assets.
NR       Not rated by either S&P or Moody's.
(a) At June 30, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $79,990,413 was as follows:

         Aggregate gross unrealized gain for all investments in which
         there is an excess of value over tax cost                         $ 1,408,115
         Aggregate gross unrealized loss for all investments in which
         there is an excess of tax cost over value                          (2,914,303)
                                                                           -----------
         Net unrealized loss                                               $(1,506,188)
                                                                           ===========

(b)      At June 30, 2008, the following securities were out on loan:


          Principal
             Amount      Description                                                         Value
         $  202,000      Ainsworth Lumber Co., Ltd., 7.25%, 10/1/12                     $  101,130
            128,000      Allison Transmission, Inc., 11.0%, 11/1/15 (144A)                 115,054
            168,000      C8 Capital SPV, Ltd., Floating Rate Note, 12/31/49                159,144
            110,000      Central Garden & Pet Co., 9.125%, 2/1/13                           99,854
             84,000      CMA CGM SA, 7.25%, 2/1/13 (144A)                                   82,741
            110,000      Cosan Finance, Ltd., 7.0%, 2/1/17 (144A)                          108,448
            415,000      Georgia Gulf Corp., 9.5%, 10/15/14                                319,464
              2,000      Northwest Airlines, Inc. *                                         12,620
            330,000      Univision Communications, Inc., 9.75%, 3/15/15 PIK (144A)         251,110
            128,000      U.S. Treasury Bonds, 6.25%, 8/15/23                               155,247
            123,000      Verasun Energy Corp., 9.875%, 12/15/12                            107,824
                                                                                        ----------
                         Total                                                          $1,512,636
                                                                                        ==========

(c) Debt obligation with a variable interest rate. Rate shown is rate at period end.
(d)      Securities lending collateral is managed by Credit Suisse.
** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
NOTE:    Principal amounts are denominated in U.S. Dollars unless otherwise denoted:
AUD      Australian Dollar
DKK      Danish Krone
EURO     Euro
ITL      Italian Lira
JPY      Japanese Yen
NOK      Norwegian Krone
SEK      Swedish Krone

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2008, were as follows:


                                            Purchases          Sales
         Long-term U.S. Government         $14,734,711      $36,230,951
         Other Long-term Securities        $21,118,902      $ 4,249,121

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2008, in valuing the Portfolio's assets:

                                                    Investments      Other Financial
Valuation Inputs                                   in Securities       Instruments
------------------------------------------------------------------------------------
Level 1 - Quoted Prices                             $ 1,400,315                 -
Level 2 - Other Significant Observable Inputs        77,083,910        (4,620,019)
Level 3 - Significant Unobservable Inputs                     -                 -
                                                    -----------        ----------
Total                                               $78,484,225        (4,620,019)
                                                    ===========        ==========

24    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Six Months
                                                  Ended
                                                 6/30/08       Year Ended   Year Ended   Year Ended     Year Ended   Year Ended
Class I                                        (unaudited)      12/31/07     12/31/06     12/31/05       12/31/04     12/31/03
Net asset value, beginning of period             $  10.83       $  10.80     $  10.76     $  11.26       $  11.01     $   9.67
                                                 --------       --------     --------     --------       --------     --------
Increase from investment operations:
 Net investment income                           $   0.32       $   0.58     $   0.55     $   0.61       $   0.60     $   0.62
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                      (0.15)          0.09         0.12        (0.31)          0.47         1.38
                                                 --------       --------     --------     --------       --------     --------
  Net increase from investment operations        $   0.17       $   0.67     $   0.67     $   0.30       $   1.07     $   2.00
Distributions to shareowners:
 Net investment income                              (0.37)         (0.58)       (0.58)       (0.64)         (0.66)       (0.66)
 Net realized gain                                  (0.02)         (0.06)       (0.05)       (0.16)         (0.16)           -
                                                 --------       --------     --------     --------       --------     --------
  Net increase (decrease) in net asset value     $  (0.22)      $   0.03     $   0.04     $  (0.50)      $   0.25     $   1.34
                                                 --------       --------     --------     --------       --------     --------
Net asset value, end of period                   $  10.61       $  10.83     $  10.80     $  10.76       $  11.26     $  11.01
                                                 ========       ========     ========     ========       ========     ========
Total return*                                        1.57%          6.43%        6.48%        2.74%         10.25%       21.24%
Ratio of net expenses to average net assets          0.85%**        0.84%        0.83%        0.89%          1.03%        1.25%
Ratio of net investment income to average net
 assets                                              6.00%**        5.26%        5.13%        5.57%          5.52%        5.95%
Portfolio turnover rate                                84%**          64%          44%          46%            53%          68%
Net assets, end of period (in thousands)         $ 17,158       $ 17,665     $ 18,989     $ 20,662       $ 20,814     $ 19,312
Ratios with no waiver of fees and assumption of
 expenses by PIM:
 Net expenses                                        0.85%**        0.84%        0.83%        0.89%          1.03%        1.25%
 Net investment income                               6.00%**        5.26%        5.13%        5.57%          5.52%        5.95%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.

The accompanying notes are an integral part of these financial statements.   25

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                 Six Months
                                                   Ended                                                             5/1/03 (a)
                                                  6/30/08      Year Ended    Year Ended  Year Ended    Year Ended        to
Class II                                        (unaudited)     12/31/07      12/31/06    12/31/05      12/31/04      12/31/03
Net asset value, beginning of period             $  10.83       $  10.80     $  10.76     $  11.26       $  11.01     $  10.41
                                                 --------       --------     --------     --------       --------     --------
Increase from investment operations:
 Net investment income                           $   0.31       $   0.53     $   0.51     $   0.55       $   0.55     $   0.41
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                      (0.15)          0.12         0.14        (0.28)          0.49         0.62
                                                 --------       --------     --------     --------       --------     --------
  Net increase from investment operations        $   0.16       $   0.65     $   0.65     $   0.27       $   1.04     $   1.03
Distributions to shareowners:
 Net investment income                              (0.36)         (0.56)       (0.56)       (0.61)         (0.63)       (0.43)
 Net realized gain                                  (0.02)         (0.06)       (0.05)       (0.16)         (0.16)           -
                                                 --------       --------     --------     --------       --------     --------
  Net increase (decrease) in net asset value     $  (0.22)      $   0.03     $   0.04     $  (0.50)      $   0.25     $   0.60
                                                 --------       --------     --------     --------       --------     --------
Net asset value, end of period                   $  10.61       $  10.83     $  10.80     $  10.76       $  11.26     $  11.01
                                                 ========       ========     ========     ========       ========     ========
Total return*                                        1.45%          6.17%        6.24%        2.49%          9.95%       10.90%(b)
Ratio of net expenses to average net assets          1.10%**        1.08%        1.07%        1.14%          1.29%        1.49%**
Ratio of net investment income to average
 net assets                                          5.76%**        5.03%        4.88%        5.30%          5.49%        5.08%**
Portfolio turnover rate                                84%**          64%          44%          46%            53%          68%(b)
Net assets, end of period (in thousands)         $ 60,577       $ 59,543     $ 48,052     $ 40,045       $ 25,027     $  3,663
Ratios with no waiver of fees and assumption of
 expenses by PIM:
 Net expenses                                        1.10%**        1.08%        1.07%        1.14%          1.29%        1.49%**
 Net investment income                               5.76%**        5.03%        4.88%        5.30%          5.49%        5.08%**


(a)  Class II shares were first publicly offered on May 1, 2003.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.


26   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------



ASSETS:
 Investment in securities, at value (including securities loaned of
 $1,512,636) (cost $79,990,375)                                                      $ 78,484,225
 Cash                                                                                     183,907
 Foreign currencies, at value (cost $84,815)                                               94,192
 Receivables -
 Investment securities sold                                                             3,668,692
 Portfolio shares sold                                                                     42,210
 Interest                                                                                 973,495
 Unrealized appreciation on unfunded corporate loans                                          635
 Other                                                                                        438
                                                                                     ------------
  Total assets                                                                       $ 83,447,794
                                                                                     ------------
LIABILITIES:
 Payables -
 Investment securities purchased                                                     $  3,736,902
 Portfolio shares repurchased                                                             108,588
 Dividends                                                                                    170
 Upon return of securities loaned                                                       1,806,550
 Forward foreign currency portfolio hedge contracts, open - net                            22,410
 Due to affiliates                                                                          9,904
 Accrued expenses                                                                          27,945
                                                                                     ------------
  Total liabilities                                                                  $  5,712,469
                                                                                     ------------
NET ASSETS:
 Paid-in capital                                                                     $ 77,306,578
 Undistributed net investment income                                                      520,675
 Accumulated net realized gain on investments and foreign currency transactions         1,426,080
 Net unrealized loss on investments                                                    (1,506,150)
 Net unrealized loss on forward foreign currency contracts and other assets and liabilities
 denominated in foreign currencies                                                        (11,858)
                                                                                     ------------
  Total net assets                                                                   $ 77,735,325
                                                                                     ------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $17,158,132/1,616,569 shares)                                     $      10.61
                                                                                     ------------
 Class II (based on $60,577,193/5,707,726 shares)                                    $      10.61
                                                                                     ------------

The accompanying notes are an integral part of these financial statements.   27

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08


INVESTMENT INCOME:
 Interest (net of foreign taxes withheld of $1,702)                                      $  2,668,544
 Income from securities loaned, net                                                             8,868
                                                                                         ------------
  Total investment income                                                                                   $  2,677,412
                                                                                                            ------------
EXPENSES:
 Management fees                                                                         $    254,303
 Transfer agent fees and expenses
 Class I                                                                                          748
 Class II                                                                                         748
 Distribution fees (Class II)                                                                  75,925
 Administrative fees                                                                            8,803
 Custodian fees                                                                                16,644
 Professional fees                                                                             23,721
 Printing expense                                                                               7,110
 Fees and expenses of nonaffiliated trustees                                                    3,071
 Miscellaneous                                                                                 16,254
                                                                                         ------------
  Total expenses                                                                                            $    407,327
                                                                                                            ------------
   Net investment income                                                                                    $  2,270,085
                                                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain on:
 Investments                                                                             $  1,300,551
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                          173,582       $  1,474,133
                                                                                         ------------       ------------
 Change in net unrealized gain (loss) on:
 Investments                                                                             $ (2,372,229)
 Unfunded corporate loans                                                                       1,108
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                         (220,432)      $ (2,591,553)
                                                                                         ------------       ------------
 Net loss on investments and foreign currency transactions                                                  $ (1,117,420)
                                                                                                            ------------
 Net increase in net assets resulting from operations                                                       $  1,152,665
                                                                                                            ============

28    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/08 and the Year Ended 12/31/07, respectively


                                                                                             Six Months
                                                                                               Ended
                                                                                              6/30/08          Year Ended
                                                                                            (unaudited)         12/31/07
FROM OPERATIONS:
Net investment income                                                                      $   2,270,085     $   3,664,717
Net realized gain on investments and foreign currency transactions                             1,474,133           515,048
Change in net unrealized gain (loss) on investments and foreign currency transactions         (2,591,553)          219,121
                                                                                           -------------     -------------
  Net increase in net assets resulting from operations                                     $   1,152,665     $   4,398,886
                                                                                           -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.37 and $0.58 per share, respectively)                                        $    (605,785)    $    (964,681)
  Class II ($0.36 and $0.56 per share, respectively)                                          (2,038,079)       (2,801,756)
Net realized gain:
  Class I ($0.02 and $0.06 per share, respectively)                                              (25,046)          (97,901)
  Class II ($0.02 and $0.06 per share, respectively)                                             (88,896)         (289,780)
                                                                                           -------------     -------------
    Total distributions to shareowners                                                     $  (2,757,806)    $  (4,154,118)
                                                                                           -------------     -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  12,614,739     $  25,658,519
Reinvestment of distributions                                                                  2,757,864         4,146,944
Cost of shares repurchased                                                                   (13,239,942)      (19,883,006)
                                                                                           -------------     -------------
  Net increase in net assets resulting from
    Portfolio share transactions                                                           $   2,132,661     $   9,922,457
                                                                                           -------------     -------------
  Net increase in net assets                                                               $     527,520     $  10,167,225
NET ASSETS:
Beginning of period                                                                        $  77,207,805     $  67,040,580
                                                                                           -------------     -------------
End of period                                                                              $  77,735,325     $  77,207,805
                                                                                           =============     =============
Undistributed net investment income, end of period                                         $     520,675     $     894,454
                                                                                           =============     =============


                                     '08 Shares        '08 Amount
                                    (unaudited)       (unaudited)        '07 Shares        '07 Amount
CLASS I
Shares sold                              70,333      $     764,136          218,594      $   2,353,237
Reinvestment of distributions            58,600            630,823           97,928          1,055,408
Less shares repurchased                (143,462)        (1,549,690)        (442,830)        (4,775,644)
                                       --------      -------------         --------      -------------
  Net decrease                          (14,529)     $    (154,731)        (126,308)     $  (1,366,999)
                                       ========      =============         ========      =============
CLASS II
Shares sold                           1,094,046      $  11,850,603        2,161,498      $  23,305,282
Reinvestment of distributions           197,649          2,127,041          286,906          3,091,536
Less shares repurchased              (1,081,959)       (11,690,252)      (1,397,871)       (15,107,362)
                                     ----------      -------------       ----------      -------------
  Net increase                          209,736      $   2,287,392        1,050,533      $  11,289,456
                                     ==========      =============       ==========      =============

The accompanying notes are an integral part of these financial statements.   29

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

The Pioneer Strategic Income VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust) a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution expense rates and Class II shareowners have exclusive voting rights with respect to the distribution plans that have been adopted. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. At June 30, 2008, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Discounts and premiums on fixed income securities are accreted and amortized, respectively, on a yield-to-maturity basis and are included in interest income. Dividend and interest income from foreign securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Foreign Currency Translation
     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts
     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 5)

D.   Federal Income Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2007, no such taxes were paid.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The Portfolio has elected to defer approximately $47,792 of capital losses recognized between November 1, 2007 and December 31, 2007 to its fiscal year ending December 31, 2008.

     The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the fiscal year ended December 31, 2007 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

-------------------------------------------------------------------------------
                                        2007
-------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                    $3,866,467
 Long-term capital gain                287,651
                                    ----------
   Total distributions              $4,154,118
                                    ==========
 Distributable Earnings:
 Undistributed ordinary income      $1,009,586
 Post-October loss deferral            (47,792)
 Unrealized appreciation             1,072,094
                                    ----------
   Total                            $2,033,888
                                    ==========
-------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark-to-market of foreign currency contracts.

E.   Portfolio Shares
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $209,232 in commissions on the sale of Trust shares for the six months ended June 30, 2008. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Securities Lending
     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.

G.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,281 in management fees, administrative costs and certain others services payable to PIM at June 30, 2008.


3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,386 in transfer agent fees payable to PIMSS at June 30, 2008.


4.   Distribution Plan

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,237 in distribution fees payable to PFD at June 30, 2008.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.   Forward Foreign Currency Contracts

During the six months ended June 30, 2008, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract.

As of June 30, 2008, outstanding forward Portfolio hedge contracts were as follows:

--------------------------------------------------------------------------------------------------------------
                                                                                                    Net
                             Contracts to        In Exchange      Settlement                    Unrealized
Currency                        Deliver              For             Date           Value       Gain (Loss)
--------------------------------------------------------------------------------------------------------------
 Australian Dollar (AUD)      (705,000)       $  (675,106)       7/10/08      $  (673,095)     $2,011
 European Dollar (Euro)     (2,340,000)       $(3,679,826)       7/28/08      $(3,664,358)     $15,467
 Japanese Yen (JPY)        (32,306,880)       $  (304,912)       7/22/08      $  (299,782)     $5,130
 Norwegian Krone (NOK)        (277,796)       $   (54,368)       7/28/08      $   (54,566)     $ (198)
--------------------------------------------------------------------------------------------------------------

6.   Unfunded Loan Commitments
As of June 30, 2008, the Portfolio had unfunded loan commitments of approximately $25,688 (excluding unrealized appreciation on those commitments of $635 as of June 30, 2008) which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
Borrower                                                    Unfunded Commitment
--------------------------------------------------------------------------------
 CHS/Community Health Systems, Inc.                             $  4,868
 Telesat Canada, U.S. Term Loan II                                20,820
--------------------------------------------------------------------------------

7.   New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/08 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

Results of Shareholder Meeting
At a special meeting held on May 13, 2008, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Variable Contracts Trust, as noted below) follows:

-------------------------------------------------------------------------------------------------------
                                    For                Withhold         Abstain     Broker Non-Votes
-------------------------------------------------------------------------------------------------------
Proposal 1 - To elect Trustees*
  John F. Cogan, Jr.           164,711,851.194        5,285,114.254    0           0
  Daniel K. Kingsbury          165,222,946.234        4,774,019.214    0           0
  David R. Bock                164,963,647.028        5,033,318.420    0           0
  Mary K. Bush                 164,650,732.216        5,346,233.232    0           0
  Benjamin M. Friedman         165,102,105.803        4,894,859.645    0           0
  Margaret B.W. Graham         165,219,940.012        4,777,025.436    0           0
  Thomas J. Perna              165,231,179.140        4,765,786.308    0           0
  Marguerite A. Piret          165,180,443.253        4,816,522.195    0           0
  John Winthrop                164,783,515.329        5,213,450.119    0           0
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                     For                Against            Abstain       Broker Non-Votes
--------------------------------------------------------------------------------------------------------------------------
Proposal 2 - To approve an amendment to the
Declaration of Trust*                            156,965,554.071      7,761,986.720      5,269,424.657           0
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                     For                Against            Abstain       Broker Non-Votes
--------------------------------------------------------------------------------------------------------------------------
Proposal 3A - To approve changes to the
Portfolio's fundamental investment policy
relating to borrowing money                      6,755,713.721        272,753.550        194,116.452             0
Proposal 3B - To approve changes to the
Portfolio's fundamental investment policy
relating to underwriting                         6,818,816.231        166,650.213        237,117.279             0
Proposal 3C - To approve changes to the
Portfolio's fundamental investment policy
relating to lending                              6,728,861.693        279,707.045        214,014.986             0
Proposal 3D - To approve changes to the
Portfolio's fundamental investment policy
relating to issuing senior securities            6,891,759.008        116,809.729        214,014.986             0
Proposal 3E - To approve changes to the
Portfolio's fundamental investment policy
relating to real estate                          6,833,778.327        173,090.907        215,714.489             0
Proposal 3F - To approve changes to the
Portfolio's fundamental investment policy
relating to commodities                          6,823,613.924        180,300.356        218,669.444             0
Proposal 3G - To approve changes to the
Portfolio's fundamental investment policy
relating to concentration                        6,873,333.515        130,580.764        218,669.444             0
Proposal 3H - To approve changes to the
Portfolio's fundamental investment policy
relating to diversification                      6,948,165.700        142,694.464        131,723.559             0
--------------------------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                     For                Against            Abstain       Broker Non-Votes
--------------------------------------------------------------------------------------------------------------------------
Proposal 4 - To approve an Amended and
Restated Management Agreement with PIM           6,933,354.231        129,858.510        159,370.983             0
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                     For                Against            Abstain       Broker Non-Votes
--------------------------------------------------------------------------------------------------------------------------
Proposal 5 - To approve a policy allowing the
appointment of unaffiliated sub-advisers and
amendments to sub-advisory agreements
without shareholder approval                     6,696,925.197        332,533.667        193,124.859             0
--------------------------------------------------------------------------------------------------------------------------

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Variable Contracts Trust. Results reported above reflect the combined votes of all series of the Trust.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.


Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.


Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2007 and in the third quintile of its Morningstar category for the three year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) After discussing the reasons for the Fund's short-term underperformance with PIM, the Trustees concluded that the investment performance of the Fund was satisfactory.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the fourth quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period, it was only two basis points higher than the median management fee of such peer group. The Trustees also noted that the Fund's management fee for the period was in the third quintile relative to its Strategic Insight peer group. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the third quintile relative to its Strategic Insight peer group.

[The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Fund. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Fund and considered that, under the amended and restated investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients, including oversight of the Fund's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM and the investment performance of the Fund.


Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.


Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered that, although the Fund pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, the Fund was relatively small compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee were not currently necessary.


Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                              Trustees
John F. Cogan, Jr., President                         John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President         David R. Bock
Mark E. Bradley, Treasurer                            Mary K. Bush
Dorothy E. Bourassa, Secretary                        Benjamin M. Friedman
                                                      Margaret B.W. Graham
                                                      Daniel K. Kingsbury
                                                      Thomas J. Perna
                                                      Marguerite A. Piret
                                                      John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

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[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19636-02-0808


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 29, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 29, 2008


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date August 29, 2008

* Print the name and title of each signing officer under his or her signature.